UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1.	Reports to Stockholders.

MainStay VP Wellington U.S. Equity Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1,2]	Six Months[3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	1/23/1984	-21.52%	-13.07%	9.43%	12.05%	0.58%
Service Class Shares	6/5/2003	-21.62	-13.28	9.16	11.77	0.83

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
3.	Not annualized.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-19.96%	-10.62%	11.31%	12.96%
Morningstar Large Blend Category Average[3]	-19.24	-11.80	9.28	11.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington U.S. Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$784.80	$2.48	$1,022.02	$2.81	0.56%
Service Class Shares	$1,000.00	$783.80	$3.58	$1,020.78	$4.06	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington U.S. Equity Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Software	9.2%
Interactive Media & Services	6.7
Semiconductors & Semiconductor Equipment	6.0
Technology Hardware, Storage & Peripherals	5.5
Pharmaceuticals	4.2
IT Services	3.9
Health Care Equipment & Supplies	3.9
Banks	3.6
Internet & Direct Marketing Retail	3.6
Household Products	3.6
Biotechnology	3.3
Health Care Providers & Services	3.1
Beverages	3.0
Machinery	2.9
Oil, Gas & Consumable Fuels	2.9
Life Sciences Tools & Services	2.9
Hotels, Restaurants & Leisure	2.8
Insurance	2.5
Capital Markets	2.4
Chemicals	2.2%
Electric Utilities	2.0
Equity Real Estate Investment Trusts	1.8
Building Products	1.7
Aerospace & Defense	1.6
Electronic Equipment, Instruments & Components	1.6
Consumer Finance	1.6
Automobiles	1.5
Specialty Retail	1.5
Diversified Telecommunication Services	1.4
Entertainment	1.2
Textiles, Apparel & Luxury Goods	1.1
Electrical Equipment	1.0
Professional Services	0.8
Communications Equipment	0.8
Short–Term Investment	2.2
Other Assets, Less Liabilities	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc.
3.	Apple, Inc.
4.	Amazon.com, Inc.
5.	UnitedHealth Group, Inc.
6.	Eli Lilly and Co.
7.	Procter & Gamble Co. (The)
8.	JPMorgan Chase & Co.
9.	Pfizer, Inc.
10.	Raytheon Technologies Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Mammen Chally, CFA, Douglas W. McLane, CFA, and David A. Siegle, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington U.S. Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Wellington U.S. Equity Portfolio returned −21.52% for Initial Class shares and −21.62% for Service Class shares. Over the same period, both share classes underperformed the −19.96% return of the S&P 500® Index (“the Index”), which is the Portfolio’s benchmark, and the −19.24% return of the Morningstar Large Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Index primarily due to security selection. Sector attribution, a result of Wellington's bottom-up stock selection process, also weighed on results.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The strongest positive contributors to the Portfolio’s performance relative to the Index were the health care, utilities, and information technology sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the communication services, industrials, and materials sectors.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest contributors to absolute performance were holdings in pharmaceutical company Eli Lilly and in biotechnology developers Vertex Pharmaceuticals and Seagen. Shares of Eli Lilly rose on U.S. Food and Drug Administration (FDA) approval of baricitinib to treat severe alopecia areata and tirzepatide for adults with type 2 diabetes. Shares also benefited from an impressive phase 3 study readout for tirzepatide as a drug for obesity, with trial participants achieving up to 22.5% weight loss at 72 weeks. Eli Lilly reported a 15% revenue increase in the first quarter of 2022 and raised full-year revenue guidance. Shares of Vertex Pharmaceuticals rose on the FDA’s grant of Breakthrough Therapy Designation to the company’s pipeline drug inaxaplin for the treatment of APOL1-mediated chronic kidney disease, and the European Medicines Agency designation of the drug as a Priority Medicine. Vertex also shared strong efficacy data on exagamglogene autotemcel, in development with CRISPR Therapeutics, for transfusion-dependent beta thalassemia, or sickle cell disease. Seagen shares soared during the reporting period as information surfaced that Merck may be interested in acquiring the biotechnology company to expand its oncology business. While a deal did not appear imminent, there was also speculation that a marketing contract could be reached instead.
The most significant detractors from the Portfolio’s absolute performance were holdings in online retailer Amazon.com, Internet advertising leader and technology conglomerate Alphabet, and software and cloud services company Microsoft. Amazon.com shares declined after the company reported an unexpected loss for the first quarter of 2022. Results from both the company’s core online retailing business and its advertising unit fell short of estimates, while Amazon Web Services had another strong quarter. The e-commerce giant also forecast weaker-than-expected sales for the second quarter. Alphabet shares sank after the Google parent company reported first-quarter results that fell short of consensus revenue estimates, largely due to disappointing YouTube advertising revenue. The suspension of commercial activities in Russia and the reduction in ad spend by brand advertisers in Europe weighed on the YouTube unit. Microsoft shares lost ground as the company lowered expectations for their fiscal fourth quarter of 2022, due to be reported in July 2022, over concerns regarding foreign exchange headwinds. Microsoft projects the U.S. dollar to strengthen, which would result in declines in dollar-based revenues and profits.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases were positions in pharmaceutical company Pfizer and multinational conglomerate Johnson Controls International. The purchase of Pfizer shares reflected our positive view of the company’s many revenue drivers, with a broad portfolio of medicines across therapeutic areas including oncology, cardiovascular/diabetes, neurology, and autoimmune. Pfizer has strategically shifted towards science and technology and away from generics after the sale of its Upjohn business to Mylan-a development we believe should unlock value long-term. Additionally, we expect revenues to continue to flow from the company’s COVID-19 vaccine, and believe the potential for other MRNA treatments is high. The Portfolio initiated a position in Johnson Controls, an HVAC, fire, and security equipment provider for buildings, based on the company's improving organic growth as more buildings are retrofitted for clean air/green certifications. Additionally, the company is expanding margins through self-help initiatives and trades at an attractive valuation relative to peers.
The largest sales were positions in pharmaceutical company Merck and investment management company BlackRock. We swapped the Portfolio’s position in Merck for Pfizer. Merck appeared to be becoming more of a one-product story with Keytruda, with lackluster development opportunities across other products. While we believe that BlackRock is a high-quality company, we eliminated the Portfolio’s position in favor of

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington U.S. Equity Portfolio

companies with more attractive valuations in the context of our risk/reward framework.
How did the Portfolio’s sector weightings change during the reporting period?
There were no significant changes to the Portfolio’s sector weights during the reporting period.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio’s largest overweight positions relative to the Index were in the health care and information technology sectors. As of the same date, the Portfolio held its most significantly underweight positions in utilities and financials.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 97.8%
Aerospace & Defense 1.6%
Raytheon Technologies Corp.	141,546	$ 13,603,986
Automobiles 1.5%
Ford Motor Co.	500,092	5,566,024
Tesla, Inc. (a)	10,998	7,406,273
		12,972,297
Banks 3.6%
Bank of America Corp.	433,923	13,508,023
JPMorgan Chase & Co.	149,497	16,834,857
		30,342,880
Beverages 3.0%
Constellation Brands, Inc., Class A	57,038	13,293,276
Monster Beverage Corp. (a)	124,146	11,508,334
		24,801,610
Biotechnology 3.3%
Regeneron Pharmaceuticals, Inc. (a)	16,571	9,795,616
Seagen, Inc. (a)	43,580	7,711,045
Vertex Pharmaceuticals, Inc. (a)	36,542	10,297,170
		27,803,831
Building Products 1.7%
Fortune Brands Home & Security, Inc.	109,008	6,527,399
Johnson Controls International plc	168,337	8,059,976
		14,587,375
Capital Markets 2.4%
Charles Schwab Corp. (The)	115,481	7,296,090
Morgan Stanley	169,038	12,857,030
		20,153,120
Chemicals 2.2%
PPG Industries, Inc.	75,808	8,667,887
Sherwin-Williams Co. (The)	42,662	9,552,448
		18,220,335
Communications Equipment 0.8%
F5, Inc. (a)	41,555	6,359,577
Consumer Finance 1.6%
American Express Co.	95,197	13,196,208
Diversified Telecommunication Services 1.4%
Verizon Communications, Inc.	226,537	11,496,753
	Shares	Value

Electric Utilities 2.0%
American Electric Power Co., Inc.	66,573	$ 6,387,013
Duke Energy Corp.	99,399	10,656,567
		17,043,580
Electrical Equipment 1.0%
AMETEK, Inc.	75,495	8,296,146
Electronic Equipment, Instruments & Components 1.6%
CDW Corp.	50,587	7,970,488
Corning, Inc.	174,243	5,490,397
		13,460,885
Entertainment 1.2%
Walt Disney Co. (The) (a)	106,764	10,078,522
Equity Real Estate Investment Trusts 1.8%
AvalonBay Communities, Inc.	34,392	6,680,646
Prologis, Inc.	71,283	8,386,445
		15,067,091
Health Care Equipment & Supplies 3.9%
Abbott Laboratories	74,782	8,125,065
Baxter International, Inc.	127,900	8,215,017
Becton Dickinson and Co.	35,534	8,760,197
Hologic, Inc. (a)	106,724	7,395,973
		32,496,252
Health Care Providers & Services 3.1%
UnitedHealth Group, Inc.	50,707	26,044,636
Hotels, Restaurants & Leisure 2.8%
Airbnb, Inc., Class A (a)	52,274	4,656,568
Booking Holdings, Inc. (a)	4,238	7,412,219
McDonald's Corp.	46,644	11,515,471
		23,584,258
Household Products 3.6%
Colgate-Palmolive Co.	134,750	10,798,865
Procter & Gamble Co. (The)	131,600	18,922,764
		29,721,629
Insurance 2.5%
Chubb Ltd.	53,642	10,544,944
Progressive Corp. (The)	87,170	10,135,256
		20,680,200
Interactive Media & Services 6.7%
Alphabet, Inc. (a)
Class A	16,880	36,785,909

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington U.S. Equity Portfolio

	Shares	Value
Common Stocks (continued)
Interactive Media & Services (continued)
Alphabet, Inc. (a) (continued)
Class C	5,013	$ 10,965,687

Meta Platforms, Inc., Class A (a)	50,295	8,110,068
		55,861,664
Internet & Direct Marketing Retail 3.6%
Amazon.com, Inc. (a)	283,040	30,061,678
IT Services 3.9%
Fidelity National Information Services, Inc.	77,143	7,071,699
Global Payments, Inc.	49,522	5,479,114
GoDaddy, Inc., Class A (a)	97,658	6,793,090
Mastercard, Inc., Class A	42,935	13,545,134
		32,889,037
Life Sciences Tools & Services 2.9%
Danaher Corp.	42,142	10,683,840
Thermo Fisher Scientific, Inc.	24,294	13,198,444
		23,882,284
Machinery 2.9%
Deere & Co.	31,677	9,486,311
Illinois Tool Works, Inc.	43,791	7,980,910
Nordson Corp.	35,324	7,150,991
		24,618,212
Oil, Gas & Consumable Fuels 2.9%
EOG Resources, Inc.	105,689	11,672,293
Pioneer Natural Resources Co.	56,943	12,702,845
		24,375,138
Pharmaceuticals 4.2%
Eli Lilly and Co.	60,922	19,752,740
Pfizer, Inc.	288,503	15,126,212
		34,878,952
Professional Services 0.8%
Leidos Holdings, Inc.	65,038	6,549,977
Semiconductors & Semiconductor Equipment 6.0%
Advanced Micro Devices, Inc. (a)	100,492	7,684,623
KLA Corp.	30,341	9,681,206
Marvell Technology, Inc.	157,104	6,838,737
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	28,227	$ 4,278,931
QUALCOMM, Inc.	75,495	9,643,731
Texas Instruments, Inc.	80,619	12,387,110
		50,514,338
Software 9.2%
Microsoft Corp.	213,918	54,940,560
Palo Alto Networks, Inc. (a)	14,356	7,091,003
Salesforce, Inc. (a)	61,710	10,184,618
Workday, Inc., Class A (a)	36,815	5,138,638
		77,354,819
Specialty Retail 1.5%
TJX Cos., Inc. (The)	222,846	12,445,949
Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	286,052	39,109,029
NetApp, Inc.	107,866	7,037,178
		46,146,207
Textiles, Apparel & Luxury Goods 1.1%
NIKE, Inc., Class B	90,484	9,247,465
Total Common Stocks (Cost $826,809,735)		818,836,891
Short-Term Investment 2.2%
Affiliated Investment Company 2.2%
MainStay U.S. Government Liquidity Fund, 0.898% (b)	18,584,790	18,584,790
Total Short-Term Investment (Cost $18,584,790)		18,584,790
Total Investments (Cost $845,394,525)	100.0%	837,421,681
Other Assets, Less Liabilities	(0.0)‡	(162,437)
Net Assets	100.0%	$ 837,259,244

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Current yield as of June 30, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 8,211	$ 117,220	$ (106,846)	$ —	$ —	$ 18,585	$ 21	$ —	18,585
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 818,836,891	$ —	$ —	$ 818,836,891
Short-Term Investment
Affiliated Investment Company	18,584,790	—	—	18,584,790
Total Investments in Securities	$ 837,421,681	$ —	$ —	$ 837,421,681

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington U.S. Equity Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $826,809,735)	$818,836,891
Investment in affiliated investment companies, at value (identified cost $18,584,790)	18,584,790
Receivables:
Dividends	389,025
Portfolio shares sold	94,770
Other assets	8,002
Total assets	837,913,478
Liabilities
Payables:
Manager (See Note 3)	382,427
Portfolio shares redeemed	136,478
NYLIFE Distributors (See Note 3)	49,516
Shareholder communication	32,649
Professional fees	30,894
Custodian	9,597
Trustees	165
Securities lending	54
Accrued expenses	12,454
Total liabilities	654,234
Net assets	$837,259,244
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 31,167
Additional paid-in-capital	667,487,482
667,518,649
Total distributable earnings (loss)	169,740,595
Net assets	$837,259,244
Initial Class
Net assets applicable to outstanding shares	$604,716,705
Shares of beneficial interest outstanding	22,402,068
Net asset value per share outstanding	$ 26.99
Service Class
Net assets applicable to outstanding shares	$232,542,539
Shares of beneficial interest outstanding	8,764,554
Net asset value per share outstanding	$ 26.53

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 6,339,631
Dividends-affiliated	21,024
Securities lending, net	27
Total income	6,360,682
Expenses
Manager (See Note 3)	2,522,601
Distribution/Service—Service Class (See Note 3)	333,509
Professional fees	49,194
Shareholder communication	33,924
Custodian	11,110
Trustees	9,753
Miscellaneous	17,368
Total expenses	2,977,459
Net investment income (loss)	3,383,223
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(742,836)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(230,803,750)
Net realized and unrealized gain (loss)	(231,546,586)
Net increase (decrease) in net assets resulting from operations	$(228,163,363)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington U.S. Equity Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,383,223	$ 5,115,122
Net realized gain (loss)	(742,836)	172,354,933
Net change in unrealized appreciation (depreciation)	(230,803,750)	46,742,537
Net increase (decrease) in net assets resulting from operations	(228,163,363)	224,212,592
Distributions to shareholders:
Initial Class	—	(35,636,214)
Service Class	—	(15,848,167)
Total distributions to shareholders	—	(51,484,381)
Capital share transactions:
Net proceeds from sales of shares	106,168,817	193,654,667
Net asset value of shares issued to shareholders in reinvestment of distributions	—	51,484,381
Cost of shares redeemed	(79,181,640)	(147,245,808)
Increase (decrease) in net assets derived from capital share transactions	26,987,177	97,893,240
Net increase (decrease) in net assets	(201,176,186)	270,621,451
Net Assets
Beginning of period	1,038,435,430	767,813,979
End of period	$ 837,259,244	$1,038,435,430
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 34.39	$ 28.28	$ 26.83	$ 25.23	$ 29.75	$ 25.60
Net investment income (loss) (a)	0.12	0.21	0.28	0.38	0.42	0.43
Net realized and unrealized gain (loss)	(7.52)	7.77	3.68	5.74	(1.69)	5.30
Total from investment operations	(7.40)	7.98	3.96	6.12	(1.27)	5.73
Less distributions:
From net investment income	—	(0.29)	(0.43)	(0.43)	(0.49)	(0.39)
From net realized gain on investments	—	(1.58)	(2.08)	(4.09)	(2.76)	(1.19)
Total distributions	—	(1.87)	(2.51)	(4.52)	(3.25)	(1.58)
Net asset value at end of period	$ 26.99	$ 34.39	$ 28.28	$ 26.83	$ 25.23	$ 29.75
Total investment return (b)	(21.52)%	28.78%	15.55%	26.21%	(5.84)%	22.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%††	0.65%	1.09%	1.37%	1.40%	1.53%
Net expenses (c)	0.56%††	0.58%	0.58%	0.58%	0.57%	0.57%
Portfolio turnover rate	14%	26%	143%	119%	125%	98%
Net assets at end of period (in 000's)	$ 604,717	$ 732,245	$ 497,644	$ 543,355	$ 454,804	$ 639,120

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 33.85	$ 27.87	$ 26.47	$ 24.94	$ 29.45	$ 25.37
Net investment income (loss) (a)	0.08	0.13	0.21	0.31	0.35	0.35
Net realized and unrealized gain (loss)	(7.40)	7.65	3.62	5.67	(1.68)	5.26
Total from investment operations	(7.32)	7.78	3.83	5.98	(1.33)	5.61
Less distributions:
From net investment income	—	(0.22)	(0.35)	(0.36)	(0.42)	(0.34)
From net realized gain on investments	—	(1.58)	(2.08)	(4.09)	(2.76)	(1.19)
Total distributions	—	(1.80)	(2.43)	(4.45)	(3.18)	(1.53)
Net asset value at end of period	$ 26.53	$ 33.85	$ 27.87	$ 26.47	$ 24.94	$ 29.45
Total investment return (b)	(21.62)%	28.46%	15.26%	25.89%	(6.08)%	22.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%††	0.40%	0.83%	1.12%	1.17%	1.28%
Net expenses (c)	0.81%††	0.83%	0.83%	0.83%	0.82%	0.82%
Portfolio turnover rate	14%	26%	143%	119%	125%	98%
Net assets at end of period (in 000's)	$ 232,543	$ 306,191	$ 270,170	$ 268,992	$ 237,094	$ 268,526

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington U.S. Equity Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington U.S. Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

17

Notes to Financial Statements (Unaudited) (continued)
assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

18	MainStay VP Wellington U.S. Equity Portfolio

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in exchange-traded funds ("ETFs") and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2022, the Portfolio did not have any portfolio securities on loan.
19

Notes to Financial Statements (Unaudited) (continued)
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.54%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $2,522,601 and paid the Subadvisor fees of $1,097,248.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$845,982,062	$93,478,919	$(102,039,300)	$(8,560,381)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$ 7,424,661
Long-Term Capital Gains	44,059,720
Total	$51,484,381
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

20	MainStay VP Wellington U.S. Equity Portfolio

Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $149,187 and $129,172, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	3,067,588	$ 94,032,042
Shares redeemed	(1,954,949)	(58,689,175)
Net increase (decrease)	1,112,639	$ 35,342,867
Year ended December 31, 2021:
Shares sold	5,417,196	$173,672,097
Shares issued to shareholders in reinvestment of distributions	1,118,933	35,636,214
Shares redeemed	(2,843,866)	(90,895,781)
Net increase (decrease)	3,692,263	$118,412,530

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	401,675	$ 12,136,775
Shares redeemed	(683,005)	(20,492,465)
Net increase (decrease)	(281,330)	$ (8,355,690)
Year ended December 31, 2021:
Shares sold	633,617	$ 19,982,570
Shares issued to shareholders in reinvestment of distributions	505,346	15,848,167
Shares redeemed	(1,788,728)	(56,350,027)
Net increase (decrease)	(649,765)	$ (20,519,290)
Note 10-Litigation
The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
21

Notes to Financial Statements (Unaudited) (continued)
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020,

22	MainStay VP Wellington U.S. Equity Portfolio

and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020 and, on August 20, 2021, affirmed the district court’s dismissal of plaintiff’s intentional fraudulent conveyance claims and denial of leave to amend. Plaintiff filed a petition for rehearing en banc on September 3, 2021. The petition was denied on October 7, 2021. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. On February 22, 2022, the Supreme Court denied the petition, and the matter has therefore been resolved. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio's cost basis in shares of Tribune was as follows:
Portfolio	Proceeds	Cost Basis
MainStay VP Wellington U.S. Equity Portfolio	$1,300,602	$1,174,184
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
24	MainStay VP Wellington U.S. Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
25

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781606	MSVPCS10-08/22
(NYLIAC) NI511

MainStay VP Small Cap Growth Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	2/17/2012	-27.80%	-27.18%	7.20%	9.58%	0.84%
Service Class Shares	2/17/2012	-27.89	-27.36	6.93	9.31	1.09

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies as of May 1, 2020. Therefore, the performance information shown in this report prior to May 1, 2020 reflects the Portfolio’s prior subadvisor and its principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 2000® Growth Index[2]	-29.45%	-33.43%	4.80%	9.30%
Morningstar Small Growth Category Average[3]	-30.10	-30.76	7.14	9.82

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 2000® Growth Index is the Portfolio’s primary benchmark. The Russell 2000® Growth Index is a broad-based benchmark that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.
3.	The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$722.00	$3.63	$1,020.58	$4.26	0.85%
Service Class Shares	$1,000.00	$721.10	$4.69	$1,019.34	$5.51	1.10%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Small Cap Growth Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Software	9.0%
Health Care Equipment & Supplies	7.9
IT Services	7.0
Semiconductors & Semiconductor Equipment	6.2
Commercial Services & Supplies	5.9
Health Care Providers & Services	5.9
Biotechnology	5.7
Hotels, Restaurants & Leisure	3.9
Professional Services	3.3
Chemicals	3.2
Life Sciences Tools & Services	2.9
Diversified Consumer Services	2.8
Aerospace & Defense	2.3
Insurance	2.2
Equity Real Estate Investment Trusts	1.9
Leisure Products	1.8
Electronic Equipment, Instruments & Components	1.7
Capital Markets	1.7
Building Products	1.7
Food Products	1.4
Machinery	1.4
Banks	1.3
Health Care Technology	1.3
Diversified Telecommunication Services	1.2%
Construction & Engineering	1.1
Food & Staples Retailing	1.1
Energy Equipment & Services	0.9
Specialty Retail	0.9
Interactive Media & Services	0.8
Road & Rail	0.8
Entertainment	0.7
Pharmaceuticals	0.6
Auto Components	0.5
Media	0.5
Household Durables	0.5
Communications Equipment	0.5
Internet & Direct Marketing Retail	0.4
Electrical Equipment	0.3
Real Estate Management & Development	0.3
Trading Companies & Distributors	0.2
Containers & Packaging	0.1
Short–Term Investments	7.9
Other Assets, Less Liabilities	–1.7
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Genpact Ltd.
2.	Bright Horizons Family Solutions, Inc.
3.	Waste Connections, Inc.
4.	Churchill Downs, Inc.
5.	Workiva, Inc.
6.	Simply Good Foods Co. (The)
7.	Blackline, Inc.
8.	Prosperity Bancshares, Inc.
9.	Power Integrations, Inc.
10.	Silicon Laboratories, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Brian C. Fitzsimons, CFA, and Mitch S. Begun, CFA, of Segall Bryant & Hamill, LLC (“SBH”), one of the Portfolio’s Subadvisors, and Christopher A. Berrier and George Sakellaris, CFA, of Brown Advisory LLC (“Brown Advisory”), the Portfolio’s other Subadvisor.
How did MainStay VP Small Cap Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Small Cap Growth Portfolio returned −27.80% for Initial Class shares and −27.89% for Service Class shares. Over the same period, both share classes outperformed the −29.45% return of the Russell 2000® Growth Index (“the Index”), which is the Portfolio’s benchmark, and the −30.10% return of the Morningstar Small Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH underperformed the Index during the reporting due to almost entirely to security selection. Cash allocation provided an offsetting tailwind to relative performance.
Brown Advisory
During the reporting period, the portion of the Portfolio subadvised by Brown Advisory demonstrated solid downside capture, primarily through positive stock selection, driving significant outperformance compared to the Index. We have for some time now been skeptical toward valuations of the small-cap growth complex and the validity of certain businesses contained within the segment. Given this view, and our investment philosophy focused on finding high-quality businesses at appropriate valuations, the portion of the Portfolio subadvised by Brown Advisory entered the reporting period tilted away from companies that we believed had extended valuations. Indeed, the reporting period saw a cleansing of a good deal of the excess valuations embedded in the small-cap growth space.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
SBH
Relative to the Index, the three sectors that made the strongest positive contributions to the performance of the portion of the Portfolio subadvised by SBH were health care, information technology and materials. (Contributions take weightings and total returns into account.) The three sectors that detracted most from relative performance during the reporting period were financials, energy and consumer discretionary. Energy was the only sector in the Index that generated positive returns in the first half of 2022; all other sectors produced negative returns.
Brown Advisory
The three sectors making the strongest contributions to the
relative performance of the portion of the Portfolio subadvised by Brown Advisory were information technology, consumer discretionary and communication services. The outperformance in all three sectors was driven primarily by stock selection. Sector allocations had little impact on performance.
The three weakest contributors were energy, materials and utilities. Energy was the only sector in the Index to post positive absolute returns during the reporting period. The portion of the Portfolio subadvised by Brown Advisory held a much smaller allocation to energy than the Index, which led to the underperformance within this sector. The allocation to materials in the portion of the Portfolio subadvised by Brown Advisory was roughly in line with the Index; however, stock selection within materials underperformed the materials components of the Index. Although the utilities sector represents a very small portion of the Index, the portion of the Portfolio subadvised by Brown Advisory did not hold any utilities exposure during the reporting period, which contributed to underperformance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
SBH
The three strongest performing holdings in the portion of the Portfolio subadvised by SBH included biotechnology company Turning Point Therapeutics, enterprise planning software provider Anaplan and health care communications technology provider Vocera Communications. All three companies outperformed after announcing they would be acquired; Turing Point Therapeutics by pharmaceutical company Bristol-Myers Squibb, Anaplan by private equity firm Thoma Bravo and Vocera Communications by medical technology company Stryker. Both Anaplan and Vocera Communications were sold during the reporting period, while Turning Point Therapeutics remained in the Portfolio as of June 30, 2022.
The stocks that detracted most from absolute performance were composite decking provider AZEK Company, independent insurance agency Goosehead and optical retailer Warby Parker. AZEK underperformed over fears that growth could moderate after a pull-forward of demand during the pandemic. Additionally, market concerns around input cost inflation and rising interest rates that could slow the housing market were headwinds for the stock. Goosehead lagged as continued growth investments in the business created near-term margin pressure, along with concerns that a slowdown in housing could reduce demand for new policies. Warby Parker shares lost ground after the company reported lackluster results given continued headwinds from the COVID-19 pandemic affecting eye exams and glasses sales, along

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Small Cap Growth Portfolio

with skepticism about an improvement given a weakening consumer spending backdrop. The portion of the Portfolio subadvised by SBH added to all three positions during the reporting period as we believe the long-term growth prospects remain attractive for each of these companies. Another notable underperformer, information technology services provider Endava, declined despite the company’s strong financial results and increased guidance. We believe Endava shares pulled back largely due to a compression in valuations for growth companies as interest rates have risen.
Brown Advisory
The three strongest performing holdings in the portion of the Portfolio subadvised by Brown Advisory included online social game company Zynga, security solutions provider ManTech International and business advisory services company FTI Consulting. Zynga shares rose as the company agreed to be acquired by competitor Take-Two Interactive in January, 2022. The merger closed in the second quarter of 2022. ManTech shares gained ground when the company was reported to be considering its sale as the co-founder and controlling shareholder stepped away from the board of directors. As a leader in cyber-security, the company was also viewed as well positioned to assist the Federal government during the prevailing heightened threat environment. FTI Consulting continued to deliver solid topline growth despite minimal contribution from its bankruptcy business. This traditionally defensive stock benefited from a positive outlook with bankruptcies likely to increase amid rising interest rates. In addition, the leading consulting & accounting firms may be forced by regulators to separate their consulting and auditing businesses, potentially creating future hiring opportunities at FTI that could support share gains over time.
The stocks that detracted most from absolute performance were business reporting company Workiva, genetic and molecular testing services provider NeoGenomics, and manufactured building products maker AZEK. Workiva shares declined along with those of its software peers as investors begin to anticipate a slowdown in bookings due to general economic weakness. Shares also suffered from the perception that the company’s relatively small capital markets business is likely to lag management’s original expectations due to a massive decline in general activity. NeoGenomics shares slid meaningfully as a result of the termination of the company’s chief executive officer. Unfortunately, it appears that the board selected the wrong individual for the job, leading to disappointing performance in the company’s clinical segment in the short term. The company’s asset base, customer relationship and strategic positioning remain attractive, in our view, especially at present levels. Following a strong move higher in late 2021, AZEK shares sold off due to concerns that rising interest rates could exacerbate the slowdown in growth as post-COVID demand trends normalize.
Did the Portfolio make any significant purchases or sales during the reporting period?
SBH
Significant new purchases during the reporting period included positions in information technology services provider Globant and outsourced clinical development services company Medpace Holdings. Globant was previously a long-time holding that we believed offered a long-tailed growth opportunity through its digital transformation services. We sold the position near the end of 2021 as it rose out of the Portfolio’s investable market-cap range, although the significant sell-off in the markets during the reporting period provided an opportunity to re-establish a position. Medpace focuses its efforts on smaller biopharmaceutical companies, which are increasingly outsourcing clinical activities to category leaders like Medpace. Other notable purchases included positions in enterprise software providers Workiva, Rapid7 and BlackLine, as the drawdown in the industry due to rising interest rates provided attractive entry points. We believe these three companies have strong competitive advantages and attractive long-term growth and profitability characteristics.
Significant sales included positions in enterprise planning software provider Anaplan and health care communications technology provider Vocera Communications, after both companies announced they would be acquired, as described above. Other sales included positions in AeroVironment and Focus Financial Partners. Defense technology provider AeroVironment shares were sold based on valuation concerns after strength following the escalation of the conflict in Ukraine. The position in Focus Financial Partners was sold due to competitive concerns as well as the potential for weaker markets to negatively affect wealth management deal flow.
Brown Advisory
Significant purchases included shares in multinational medical device company Teleflex, power semiconductor company Power Integrations and industrial software company Bentley Systems. Teleflex offers a diversified portfolio of increasingly high-growth, high-margin products that we believe should see accelerating growth and earnings as the pandemic moves to its endemic phase. Power Integrations has a long heritage in silicon-based charging and power conversion. The company is building on this base with new GaN (gallium nitride) power technology, which is opening up new markets and gaining meaningful adoption as a result of its ability to charge devices faster and convert power more efficiently–all with better thermal characteristics compared to competing technologies. Bentley Systems shares were bought and sold previously on the company’s initial public offering. We have been waiting for the stock to decline toward the Portfolio’s “buy range,” and the recent sell-off in software moved the company into the upper end of the purchase band.
Significant sales included positions in optical retail company National Vision Holdings, health care services provider Oak Street
9

Health and medical diagnostics company Natera. The National Vision position was sold based on our belief that the company will face a challenging period for growth as its lower-end consumers grapple with enormous inflationary cost pressures. Oak Street Health shares were sold due to our uncertainties regarding the ability of the company's novel business model to truly scale in the near-to-medium term. Coupled with the magnitude of financial losses the company is set to produce, we believed the most prudent move was to exit. In the case of Natera, we were unsettled by a false advertising lawsuit loss to a competitor, and concluded that Natera’s corporate culture and governance failed to meet our investment standards.
How did the Portfolio’s sector weightings change during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH saw its largest sector increases relative to the Index in information technology and health care. We saw the underperformance of the information technology sector as providing attractive opportunities for new purchases and additions to existing positions. The relative increase in health care was primarily due to the sector’s representation falling in the Index.
The most significant decreases relative to the Index occurred in energy and financials. While the portion of the Portfolio subadvised by SBH made no transactions in the energy sector, the relative weighting decreased as the sector’s representation in the Index rose. Among financials, sales of a few securities due to fundamental concerns, as well as to fund more attractive ideas, drove reduced weighting relative to the Index.
Brown Advisory
Relative to the Index, the portion of the Portfolio subadvised by Brown Advisory shifted from an underweight position to an overweight position in the consumer discretionary sector. Relative exposure to information technology, already overweight, increased further during the reporting period as the information technology representation in the Index declined. Conversely, exposure to the energy sector became more deeply underweight as the energy representation in the Index rose.
How was the Portfolio positioned at the end of the reporting period?
SBH
As of June 30, 2022, the portion of the Portfolio subadvised by SBH held overweight exposure, relative to the Index, in the information technology and health care sectors, and underweight exposure primarily in energy and consumer staples.
Brown Advisory
As of June 30, 2022, the portion of the Portfolio subadvised by Brown Advisory held overweight exposure to the information technology and consumer discretionary sectors. As of the same date, the portion of the Portfolio subadvised by Brown Advisory held underweight exposure to energy and financials, each of which represented a relatively small portion of the Index.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Small Cap Growth Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 93.8%
Aerospace & Defense 2.3%
Hexcel Corp.	62,164	$ 3,251,799
Kratos Defense & Security Solutions, Inc. (a)	185,047	2,568,452
Mercury Systems, Inc. (a)	33,263	2,139,809
Woodward, Inc.	21,667	2,003,981
		9,964,041
Auto Components 0.5%
Fox Factory Holding Corp. (a)	28,913	2,328,653
Banks 1.3%
Prosperity Bancshares, Inc.	84,865	5,793,734
Biotechnology 5.7%
Abcam plc, Sponsored ADR (a)(b)	112,068	1,620,503
Ascendis Pharma A/S, ADR (a)	19,950	1,854,552
Avid Bioservices, Inc. (a)	103,272	1,575,931
Biohaven Pharmaceutical Holding Co. Ltd. (a)	24,555	3,577,909
Blueprint Medicines Corp. (a)	63,627	3,213,800
Fate Therapeutics, Inc. (a)(b)	75,260	1,864,943
Natera, Inc. (a)	50,045	1,773,595
Neurocrine Biosciences, Inc. (a)	35,493	3,459,858
Turning Point Therapeutics, Inc. (a)	50,598	3,807,499
Xencor, Inc. (a)	54,755	1,498,644
		24,247,234
Building Products 1.7%
AZEK Co., Inc. (The) (a)	257,197	4,305,478
Zurn Water Solutions Corp.	104,134	2,836,610
		7,142,088
Capital Markets 1.7%
Hamilton Lane, Inc., Class A	33,263	2,234,608
Houlihan Lokey, Inc.	31,619	2,495,688
StepStone Group, Inc., Class A	98,563	2,565,595
		7,295,891
Chemicals 3.2%
Avient Corp.	62,823	2,517,946
HB Fuller Co.	54,855	3,302,820
Innospec, Inc.	19,762	1,893,002
Livent Corp. (a)	125,183	2,840,402
Quaker Chemical Corp.	19,979	2,987,260
		13,541,430
	Shares	Value

Commercial Services & Supplies 5.9%
Casella Waste Systems, Inc., Class A (a)	10,306	$ 749,040
IAA, Inc. (a)	148,453	4,864,805
Montrose Environmental Group, Inc. (a)	46,503	1,569,941
MSA Safety, Inc.	19,708	2,386,048
Ritchie Bros Auctioneers, Inc. (b)	2,444	159,007
Ritchie Bros Auctioneers, Inc.	51,976	3,381,558
Tetra Tech, Inc.	37,000	5,052,350
Waste Connections, Inc.	56,066	6,949,941
		25,112,690
Communications Equipment 0.5%
Infinera Corp. (a)	376,957	2,020,489
Construction & Engineering 1.1%
Ameresco, Inc., Class A (a)	63,210	2,879,848
Valmont Industries, Inc.	8,324	1,869,820
		4,749,668
Containers & Packaging 0.1%
Ranpak Holdings Corp. (a)	55,771	390,397
Diversified Consumer Services 2.8%
Bright Horizons Family Solutions, Inc. (a)	90,052	7,611,195
Terminix Global Holdings, Inc. (a)	107,261	4,360,160
		11,971,355
Diversified Telecommunication Services 1.2%
Cogent Communications Holdings, Inc.	86,792	5,273,482
Electrical Equipment 0.3%
TPI Composites, Inc. (a)	122,386	1,529,825
Electronic Equipment, Instruments & Components 1.7%
908 Devices, Inc. (a)(b)	84,619	1,742,305
Littelfuse, Inc.	11,430	2,903,677
Novanta, Inc. (a)	22,233	2,696,196
		7,342,178
Energy Equipment & Services 0.9%
Cactus, Inc., Class A	62,315	2,509,425
ChampionX Corp.	65,609	1,302,339
		3,811,764
Entertainment 0.7%
Take-Two Interactive Software, Inc. (a)	24,468	2,998,064
Equity Real Estate Investment Trusts 1.9%
Americold Realty Trust, Inc.	57,473	1,726,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
EastGroup Properties, Inc.	20,564	$ 3,173,642
Terreno Realty Corp.	56,036	3,122,886
		8,023,017
Food & Staples Retailing 1.1%
Casey's General Stores, Inc.	25,340	4,687,393
Food Products 1.4%
Simply Good Foods Co. (The) (a)	155,719	5,881,507
Health Care Equipment & Supplies 7.9%
CONMED Corp.	39,263	3,759,825
Establishment Labs Holdings, Inc. (a)(b)	56,964	3,097,702
Globus Medical, Inc., Class A (a)	70,314	3,947,428
Inari Medical, Inc. (a)	76,810	5,222,312
Integra LifeSciences Holdings Corp. (a)	60,827	3,286,483
Nevro Corp. (a)	21,153	927,136
Omnicell, Inc. (a)	37,800	4,299,750
OrthoPediatrics Corp. (a)	49,760	2,147,144
SI-BONE, Inc. (a)	123,944	1,636,061
Silk Road Medical, Inc. (a)	72,223	2,628,195
Teleflex, Inc.	12,016	2,954,133
		33,906,169
Health Care Providers & Services 5.9%
Accolade, Inc. (a)	196,038	1,450,681
Addus HomeCare Corp. (a)	36,640	3,051,379
agilon health, Inc. (a)	124,100	2,709,103
Alignment Healthcare, Inc. (a)(b)	116,860	1,333,373
Amedisys, Inc. (a)	23,713	2,492,711
Castle Biosciences, Inc. (a)	77,097	1,692,279
Encompass Health Corp.	41,385	2,319,629
HealthEquity, Inc. (a)	56,563	3,472,403
Option Care Health, Inc. (a)	146,709	4,077,043
Progyny, Inc. (a)	18,009	523,161
Surgery Partners, Inc. (a)	68,479	1,980,413
		25,102,175
Health Care Technology 1.3%
Inspire Medical Systems, Inc. (a)	19,800	3,616,866
Phreesia, Inc. (a)	75,352	1,884,553
		5,501,419
Hotels, Restaurants & Leisure 3.9%
Choice Hotels International, Inc.	21,368	2,385,310
Churchill Downs, Inc.	34,119	6,534,812
First Watch Restaurant Group, Inc. (a)(b)	38,169	550,397
	Shares	Value

Hotels, Restaurants & Leisure (continued)
MakeMyTrip Ltd. (a)	145,116	$ 3,726,579
Shake Shack, Inc., Class A (a)	45,481	1,795,590
Wingstop, Inc. (b)	21,991	1,644,267
		16,636,955
Household Durables 0.5%
TopBuild Corp. (a)	8,884	1,485,049
Vizio Holding Corp., Class A (a)(b)	81,612	556,594
		2,041,643
Insurance 2.2%
Goosehead Insurance, Inc., Class A	59,539	2,719,146
Palomar Holdings, Inc. (a)	53,397	3,438,767
Trupanion, Inc. (a)(b)	51,771	3,119,720
		9,277,633
Interactive Media & Services 0.8%
Angi, Inc. (a)	408,200	1,869,556
Eventbrite, Inc., Class A (a)	158,148	1,624,180
		3,493,736
Internet & Direct Marketing Retail 0.4%
Revolve Group, Inc. (a)	64,694	1,676,222
IT Services 7.0%
Endava plc, Sponsored ADR (a)	51,793	4,571,768
Evo Payments, Inc., Class A (a)	214,400	5,042,688
Genpact Ltd.	183,482	7,772,297
Globant SA (a)	19,565	3,404,310
Maximus, Inc.	62,449	3,903,687
Shift4 Payments, Inc., Class A (a)	79,972	2,643,874
WEX, Inc. (a)	15,651	2,434,670
		29,773,294
Leisure Products 1.8%
Callaway Golf Co. (a)	173,352	3,536,381
Clarus Corp.	101,178	1,921,370
YETI Holdings, Inc. (a)	53,981	2,335,758
		7,793,509
Life Sciences Tools & Services 2.9%
Adaptive Biotechnologies Corp. (a)	59,694	482,924
Azenta, Inc.	33,319	2,402,300
Bruker Corp.	48,919	3,070,156
Charles River Laboratories International, Inc. (a)	4,710	1,007,799
Medpace Holdings, Inc. (a)	20,609	3,084,549
NanoString Technologies, Inc. (a)	76,644	973,379

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Small Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (continued)
NeoGenomics, Inc. (a)	180,401	$ 1,470,268
		12,491,375
Machinery 1.4%
IDEX Corp.	5,828	1,058,540
John Bean Technologies Corp.	43,339	4,785,492
		5,844,032
Media 0.5%
New York Times Co. (The), Class A	81,207	2,265,675
Pharmaceuticals 0.6%
Arvinas, Inc. (a)	10,141	426,835
Catalent, Inc. (a)	1,007	108,041
Pacira BioSciences, Inc. (a)	33,263	1,939,233
		2,474,109
Professional Services 3.3%
ASGN, Inc. (a)	30,218	2,727,175
FTI Consulting, Inc. (a)	23,884	4,319,421
ManTech International Corp., Class A	41,630	3,973,583
Upwork, Inc. (a)	142,623	2,949,444
		13,969,623
Real Estate Management & Development 0.3%
DigitalBridge Group, Inc. (a)	239,133	1,166,969
Road & Rail 0.8%
Knight-Swift Transportation Holdings, Inc.	22,140	1,024,861
Saia, Inc. (a)	12,573	2,363,724
		3,388,585
Semiconductors & Semiconductor Equipment 6.2%
Allegro MicroSystems, Inc. (a)	52,833	1,093,115
CMC Materials, Inc.	23,700	4,135,413
Credo Technology Group Holding Ltd. (a)(b)	100,724	1,176,456
Entegris, Inc.	30,018	2,765,558
Lattice Semiconductor Corp. (a)	22,356	1,084,266
Onto Innovation, Inc. (a)	52,797	3,682,063
Power Integrations, Inc.	72,610	5,446,476
Silicon Laboratories, Inc. (a)	38,286	5,368,463
SiTime Corp. (a)	11,889	1,938,264
		26,690,074
Software 9.0%
Bentley Systems, Inc., Class B	40,217	1,339,226
Blackline, Inc. (a)	87,768	5,845,349
	Shares	Value

Software (continued)
Couchbase, Inc. (a)(b)	30,548	$ 501,598
Dynatrace, Inc. (a)	84,736	3,341,988
Envestnet, Inc. (a)	101,307	5,345,970
Everbridge, Inc. (a)	33,466	933,367
nCino, Inc. (a)(b)	73,348	2,267,920
Olo, Inc., Class A (a)	121,692	1,201,100
PROS Holdings, Inc. (a)	69,054	1,811,286
Rapid7, Inc. (a)	40,267	2,689,836
Sprout Social, Inc., Class A (a)	81,110	4,710,058
Sumo Logic, Inc. (a)	103,914	778,316
Workiva, Inc. (a)	91,454	6,035,049
Zuora, Inc., Class A (a)	179,350	1,605,183
		38,406,246
Specialty Retail 0.9%
Boot Barn Holdings, Inc. (a)	14,565	1,003,674
Leslie's, Inc. (a)(b)	101,124	1,535,062
Warby Parker, Inc., Class A (a)(b)	109,350	1,231,281
		3,770,017
Trading Companies & Distributors 0.2%
SiteOne Landscape Supply, Inc. (a)	6,885	818,420
Total Common Stocks (Cost $432,744,058)		400,592,780
Short-Term Investments 7.9%
Affiliated Investment Company 6.2%
MainStay U.S. Government Liquidity Fund, 0.898% (c)	26,616,465	26,616,465
Unaffiliated Investment Company 1.7%
Invesco Government and Agency Portfolio, 1.462% (c)(d)	7,175,920	7,175,920
Total Short-Term Investments (Cost $33,792,385)		33,792,385
Total Investments (Cost $466,536,443)	101.7%	434,385,165
Other Assets, Less Liabilities	(1.7)	(7,430,536)
Net Assets	100.0%	$ 426,954,629

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $7,537,765; the total market value of collateral held by the Portfolio was $7,816,822. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $640,902. The Portfolio received cash collateral with a value of $7,175,920. (See Note 2(G))
(c)	Current yield as of June 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 22,772	$ 78,430	$ (74,586)	$ —	$ —	$ 26,616	$ 27	$ —	26,616
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 400,592,780	$ —	$ —	$ 400,592,780
Short-Term Investments
Affiliated Investment Company	26,616,465	—	—	26,616,465
Unaffiliated Investment Company	7,175,920	—	—	7,175,920
Total Short-Term Investments	33,792,385	—	—	33,792,385
Total Investments in Securities	$ 434,385,165	$ —	$ —	$ 434,385,165

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Small Cap Growth Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $439,919,978) including securities on loan of $7,537,765	$407,768,700
Investment in affiliated investment companies, at value (identified cost $26,616,465)	26,616,465
Cash	137
Receivables:
Dividends	163,287
Investment securities sold	41,050
Portfolio shares sold	36,100
Securities lending	6,762
Other assets	4,457
Total assets	434,636,958
Liabilities
Cash collateral received for securities on loan	7,175,920
Payables:
Manager (See Note 3)	290,286
Portfolio shares redeemed	56,195
Investment securities purchased	50,640
Shareholder communication	32,740
Professional fees	25,984
NYLIFE Distributors (See Note 3)	25,350
Custodian	10,883
Trustees	774
Accrued expenses	13,557
Total liabilities	7,682,329
Net assets	$426,954,629
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 34,092
Additional paid-in-capital	329,298,517
329,332,609
Total distributable earnings (loss)	97,622,020
Net assets	$426,954,629
Initial Class
Net assets applicable to outstanding shares	$306,918,418
Shares of beneficial interest outstanding	24,249,557
Net asset value per share outstanding	$ 12.66
Service Class
Net assets applicable to outstanding shares	$120,036,211
Shares of beneficial interest outstanding	9,842,846
Net asset value per share outstanding	$ 12.20

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $10,483)	$ 1,013,864
Securities lending, net	30,250
Dividends-affiliated	26,879
Total income	1,070,993
Expenses
Manager (See Note 3)	1,927,265
Distribution/Service—Service Class (See Note 3)	175,451
Professional fees	40,344
Shareholder communication	19,138
Custodian	14,302
Trustees	5,568
Miscellaneous	12,547
Total expenses	2,194,615
Net investment income (loss)	(1,123,622)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	15,877,905
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(174,483,206)
Net realized and unrealized gain (loss)	(158,605,301)
Net increase (decrease) in net assets resulting from operations	$(159,728,923)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Small Cap Growth Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (1,123,622)	$ (3,692,220)
Net realized gain (loss)	15,877,905	118,790,132
Net change in unrealized appreciation (depreciation)	(174,483,206)	(56,483,974)
Net increase (decrease) in net assets resulting from operations	(159,728,923)	58,613,938
Distributions to shareholders:
Initial Class	—	(51,525,334)
Service Class	—	(22,332,907)
Total distributions to shareholders	—	(73,858,241)
Capital share transactions:
Net proceeds from sales of shares	58,010,728	105,037,004
Net asset value of shares issued to shareholders in reinvestment of distributions	—	73,858,241
Cost of shares redeemed	(40,206,277)	(171,515,217)
Increase (decrease) in net assets derived from capital share transactions	17,804,451	7,380,028
Net increase (decrease) in net assets	(141,924,472)	(7,864,275)
Net Assets
Beginning of period	568,879,101	576,743,376
End of period	$ 426,954,629	$ 568,879,101
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 17.53	$ 18.16	$ 13.31	$ 12.20	$ 14.09	$ 12.03
Net investment income (loss) (a)	(0.03)	(0.11)	(0.06)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	(4.84)	1.98	5.36	2.96	(1.04)	2.78
Total from investment operations	(4.87)	1.87	5.30	2.90	(1.10)	2.72
Less distributions:
From net realized gain on investments	—	(2.50)	(0.45)	(1.79)	(0.79)	(0.66)
Net asset value at end of period	$ 12.66	$ 17.53	$ 18.16	$ 13.31	$ 12.20	$ 14.09
Total investment return (b)	(27.78)%(c)	10.31%	40.48%	25.59%	(8.88)%	22.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40)%††	(0.56)%	(0.41)%	(0.41)%	(0.40)%	(0.48)%
Net expenses (d)	0.85%††	0.84%(e)	0.85%(e)	0.85%	0.85%	0.85%
Portfolio turnover rate	17%	32%	101%	46%	41%	41%
Net assets at end of period (in 000's)	$ 306,918	$ 395,321	$ 422,200	$ 332,474	$ 251,547	$ 312,106

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 16.91	$ 17.64	$ 12.97	$ 11.96	$ 13.87	$ 11.88
Net investment income (loss) (a)	(0.05)	(0.15)	(0.09)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	(4.66)	1.92	5.21	2.89	(1.03)	2.74
Total from investment operations	(4.71)	1.77	5.12	2.80	(1.12)	2.65
Less distributions:
From net realized gain on investments	—	(2.50)	(0.45)	(1.79)	(0.79)	(0.66)
Net asset value at end of period	$ 12.20	$ 16.91	$ 17.64	$ 12.97	$ 11.96	$ 13.87
Total investment return (b)	(27.85)%(c)	10.03%	40.13%	25.28%	(9.11)%	22.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.65)%††	(0.81)%	(0.66)%	(0.65)%	(0.64)%	(0.72)%
Net expenses (d)	1.10%††	1.09%(e)	1.10%(e)	1.10%	1.10%	1.10%
Portfolio turnover rate	17%	32%	101%	46%	41%	41%
Net assets at end of period (in 000's)	$ 120,036	$ 173,558	$ 154,543	$ 125,306	$ 96,497	$ 90,887

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Small Cap Growth Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

19

Notes to Financial Statements (Unaudited) (continued)
assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

20	MainStay VP Small Cap Growth Portfolio

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
21

Notes to Financial Statements (Unaudited) (continued)
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio's subadvisors are Segal Bryant & Hamill, LLC ("SBH" or a "Subadvisor") and Brown Advisory LLC ("Borwn Advisory" or a 'Subadvisor", and together, with SBH, the "subadvisors'), the Portfolio's subadvisors. SBH, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and SBH. Brown Advisory, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Brown Advisory. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.81% up to $1 billion; and 0.785% in excess of $1 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.81%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,927,265 and paid SBH and Brown Advisory fees of $485,162 and $478,733, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$467,143,894	$48,774,181	$(81,532,910)	$(32,758,729)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$34,188,405
Long-Term Capital Gains	39,669,836
Total	$73,858,241

22	MainStay VP Small Cap Growth Portfolio

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $93,381 and $81,047, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	3,229,940	$ 45,919,202
Shares redeemed	(1,530,868)	(22,373,187)
Net increase (decrease)	1,699,072	$ 23,546,015
Year ended December 31, 2021:
Shares sold	3,788,555	$ 71,083,995
Shares issued to shareholders in reinvestment of distributions	2,935,314	51,525,334
Shares redeemed	(7,426,075)	(140,856,224)
Net increase (decrease)	(702,206)	$ (18,246,895)

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	863,498	$ 12,091,526
Shares redeemed	(1,282,764)	(17,833,090)
Net increase (decrease)	(419,266)	$ (5,741,564)
Year ended December 31, 2021:
Shares sold	1,843,221	$ 33,953,009
Shares issued to shareholders in reinvestment of distributions	1,317,996	22,332,907
Shares redeemed	(1,660,340)	(30,658,993)
Net increase (decrease)	1,500,877	$ 25,626,923
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
24	MainStay VP Small Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
25

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781614	MSVPESCG10-08/22
(NYLIAC) NI515

MainStay VP MacKay International Equity Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1995	-27.41%	-25.18%	3.98%	6.14%	0.93%
Service Class Shares	6/5/2003	-27.50	-25.37	3.72	5.87	1.18

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[2]	-18.42%	-19.42%	2.50%	4.83%
MSCI EAFE® Index (Net)[3]	-19.57	-17.77	2.20	5.40
Morningstar Foreign Large Growth Category Average[4]	-27.84	-27.61	3.20	5.65

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
3.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$725.90	$4.07	$1,020.08	$4.76	0.95%
Service Class Shares	$1,000.00	$725.00	$5.13	$1,018.84	$6.01	1.20%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay International Equity Portfolio

Country Composition as of June 30, 2022 (Unaudited)
Japan	13.2%
France	12.9
United States	9.6
United Kingdom	9.5
Germany	8.0
Switzerland	7.3
Netherlands	6.4
Hong Kong	5.9
India	5.0
China	4.5
Sweden	3.0%
Ireland	3.0
Israel	2.9
Brazil	1.7
Denmark	1.6
Italy	0.9
Other Assets, Less Liabilities	4.6
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Teleperformance
2.	Tencent Holdings Ltd.
3.	HDFC Bank Ltd.
4.	Prudential plc
5.	TE Connectivity Ltd.
6.	Lonza Group AG (Registered)
7.	Edenred
8.	ICON plc
9.	NICE Ltd., Sponsored ADR
10.	Globant SA

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP MacKay International Equity Portfolio returned −27.41% for Initial Class shares and −27.50% for Service Class shares. Over the same period, both share classes underperformed the −18.42% return of the MSCI ACWI® ex USA Index (Net), the Portfolio’s primary benchmark, and the −19.57% return of the MSCI EAFE® Index (Net), a secondary benchmark of the Portfolio. For the six months ended June 30, 2022, both share classes outperformed the −27.84% return of the Morningstar Foreign Large Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Observed through a multi-factor lens, the Portfolio’s underperformance relative to the MSCI ACWI® ex USA Index (Net) was driven primarily by style factors, given the marked outperformance of value over growth stocks during the reporting period. Based on the Portfolio’s active allocations, relative returns suffered primarily from negative contributions from stock selection on both a sector and country basis, in addition to negative contributions from country and sector allocation. (Contributions take weightings and total returns into account.)
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive contributions to the Portfolio's performance relative to the MSCI ACWI® ex USA Index (Net) came from the real estate sector. During the same period, the health care, consumer discretionary and communication services sectors provided the weakest contributions to relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The top contributors to the Portfolio's absolute performance during the reporting period included shares in Brazil-based health care provider Notre Dame Intermedica Participacoes, U.K. home emergency and repair services provider HomeServe, and Hong Kong-based insurer AIA Group. The most significant detractors in terms of absolute performance were holdings in Brazil-based health care provider Hapvida Participacoes e Investimentos,
U.K.-domiciled global life insurer Prudential, and Germany-based online retailer Zalando.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio's largest initial purchase was in shares of Japan-based industrial e-commerce company MonotaRO, while the largest increase in position size was in shares of Luxembourg-based information technology services provider Globant. The Portfolio's largest full sale was its position in Japanese Internet services provider CyberAgent, while the most significantly decreased position size was in shares of U.K. specialty chemicals company Linde.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio's largest increases in sector exposures relative to the MSCI ACWI® ex USA Index (Net) were in the industrials and health care sectors. Conversely, the most significant decreases in sector exposure were in consumer discretionary and communication services.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held its most overweight positions relative to the MSCI ACWI® ex USA Index (Net) in the health care and information technology sectors. As of the same date, the Portfolio held its most significantly underweight exposures to the consumer discretionary and consumer staples sectors.

1.	See page 5 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP MacKay International Equity Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 94.9%
Brazil 1.7%
Hapvida Participacoes e Investimentos SA (Health Care Providers & Services) (a)(b)	7,333,853	$ 7,665,341
China 4.5%
Tencent Holdings Ltd. (Interactive Media & Services)	438,855	19,820,846
Denmark 1.6%
Chr Hansen Holding A/S (Chemicals)	98,612	7,177,541
France 12.9%
BioMerieux (Health Care Equipment & Supplies)	59,463	5,807,688
Dassault Systemes SE (Software)	177,135	6,518,349
Edenred (IT Services)	280,807	13,233,398
Sartorius Stedim Biotech (Life Sciences Tools & Services)	37,515	11,766,634
Teleperformance (Professional Services)	65,346	20,084,990
		57,411,059
Germany 8.0%
Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	70,273	8,387,891
Deutsche Boerse AG (Capital Markets)	60,549	10,126,991
Scout24 SE (Interactive Media & Services) (a)	166,532	8,549,598
Symrise AG (Chemicals)	77,767	8,463,352
		35,527,832
Hong Kong 5.9%
AIA Group Ltd. (Insurance)	937,000	10,155,968
Prudential plc (Insurance)	1,278,731	15,815,048
		25,971,016
India 5.0%
HDFC Bank Ltd. (Banks)	1,074,586	18,342,359
Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	140,523	3,862,792
		22,205,151
Ireland 3.0%
ICON plc (Life Sciences Tools & Services) (b)	60,243	13,054,658
Israel 2.9%
NICE Ltd., Sponsored ADR (Software) (b)	67,793	13,046,763
	Shares	Value

Italy 0.9%
Reply SpA (IT Services)	31,479	$ 3,816,760
Japan 13.2%
Benefit One, Inc. (Professional Services)	642,400	8,636,038
JMDC, Inc. (Health Care Technology)	289,000	12,588,370
Menicon Co. Ltd. (Health Care Equipment & Supplies)	286,300	6,572,999
MonotaRO Co. Ltd. (Trading Companies & Distributors)	755,400	11,224,104
Relo Group, Inc. (Real Estate Management & Development)	473,000	7,624,196
SMS Co. Ltd. (Professional Services)	282,500	5,567,548
TechnoPro Holdings, Inc. (Professional Services)	325,700	6,522,162
		58,735,417
Netherlands 6.4%
Adyen NV (IT Services) (a)(b)	7,056	10,263,337
IMCD NV (Trading Companies & Distributors)	53,366	7,323,366
Koninklijke DSM NV (Chemicals)	76,390	10,975,253
		28,561,956
Sweden 3.0%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	826,749	8,586,924
MIPS AB (Leisure Products) (c)	107,733	4,700,138
		13,287,062
Switzerland 7.3%
Belimo Holding AG (Registered) (Building Products)	13,213	4,650,467
Lonza Group AG (Registered) (Life Sciences Tools & Services)	25,195	13,433,463
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	125,995	14,256,334
		32,340,264
United Kingdom 9.5%
Diageo plc (Beverages)	273,190	11,740,825
Experian plc (Professional Services)	211,106	6,182,923
HomeServe plc (Commercial Services & Supplies)	565,132	8,062,600
Linde plc (Chemicals)	25,779	7,412,236
St James's Place plc (Capital Markets)	656,797	8,814,697
		42,213,281
United States 9.1%
Accenture plc, Class A (IT Services)	41,508	11,524,696

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
Aon plc, Class A (Insurance)	42,127	$ 11,360,809
Globant SA (IT Services) (b)	73,570	12,801,180
STERIS plc (Health Care Equipment & Supplies)	23,785	4,903,278
		40,589,963
Total Common Stocks (Cost $499,506,326)		421,424,910
Short-Term Investments 0.5%
Affiliated Investment Company 0.2%
United States 0.2%
MainStay U.S. Government Liquidity Fund, 0.898% (d)	733,414	733,414
Unaffiliated Investment Company 0.3%
United States 0.3%
Invesco Government and Agency Portfolio, 1.462% (d)(e)	1,528,361	1,528,361
Total Short-Term Investments (Cost $2,261,775)		2,261,775
Total Investments (Cost $501,768,101)	95.4%	423,686,685
Other Assets, Less Liabilities	4.6	20,580,807
Net Assets	100.0%	$ 444,267,492

†	Percentages indicated are based on Portfolio net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $1,367,771. The Portfolio received cash collateral with a value of $1,528,361. (See Note 2(I))
(d)	Current yield as of June 30, 2022.
(e)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay International Equity Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 145	$ 53,242	$ (52,654)	$ —	$ —	$ 733	$ 2	$ —	733
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 421,424,910	$ —	$ —	$ 421,424,910
Short-Term Investments
Affiliated Investment Company	733,414	—	—	733,414
Unaffiliated Investment Company	1,528,361	—	—	1,528,361
Total Short-Term Investments	2,261,775	—	—	2,261,775
Total Investments in Securities	$ 423,686,685	$ —	$ —	$ 423,686,685

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Industry Diversification
	Value	Percent
Banks	$ 18,342,359	4.1%
Beverages	11,740,825	2.6
Building Products	4,650,467	1.1
Capital Markets	18,941,688	4.3
Chemicals	34,028,382	7.7
Commercial Services & Supplies	8,062,600	1.8
Electronic Equipment, Instruments & Components	22,843,258	5.1
Health Care Equipment & Supplies	25,671,856	5.8
Health Care Providers & Services	7,665,341	1.7
Health Care Technology	12,588,370	2.8
Insurance	37,331,825	8.4
Interactive Media & Services	28,370,444	6.4
IT Services	51,639,371	11.7
Leisure Products	4,700,138	1.1
Life Sciences Tools & Services	38,254,755	8.6
Professional Services	46,993,661	10.6
Real Estate Management & Development	7,624,196	1.7
Software	19,565,112	4.4
Thrifts & Mortgage Finance	3,862,792	0.9
Trading Companies & Distributors	18,547,470	4.1
	421,424,910	94.9
Short-Term Investments	2,261,775	0.5
Other Assets, Less Liabilities	20,580,807	4.6
Net Assets	$444,267,492	100.0%

†	Percentages indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay International Equity Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $501,034,687) including securities on loan of $1,367,771	$422,953,271
Investment in affiliated investment companies, at value (identified cost $733,414)	733,414
Cash denominated in foreign currencies (identified cost $21,706,969)	21,395,084
Receivables:
Dividends	1,163,980
Foreign capital gains tax (See Note 2)	140,530
Portfolio shares sold	51,494
Securities lending	1,620
Other assets	4,705
Total assets	446,444,098
Liabilities
Cash collateral received for securities on loan	1,528,361
Due to custodian	2,557
Payables:
Manager (See Note 3)	332,740
Portfolio shares redeemed	144,438
NYLIFE Distributors (See Note 3)	50,181
Custodian	39,873
Shareholder communication	36,760
Professional fees	29,993
Trustees	702
Accrued expenses	11,001
Total liabilities	2,176,606
Net assets	$444,267,492
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 34,301
Additional paid-in-capital	463,133,485
463,167,786
Total distributable earnings (loss)	(18,900,294)
Net assets	$444,267,492
Initial Class
Net assets applicable to outstanding shares	$205,986,502
Shares of beneficial interest outstanding	15,779,977
Net asset value per share outstanding	$ 13.05
Service Class
Net assets applicable to outstanding shares	$238,280,990
Shares of beneficial interest outstanding	18,521,208
Net asset value per share outstanding	$ 12.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $324,074)	$ 3,995,866
Securities lending, net	8,117
Dividends-affiliated	1,872
Total income	4,005,855
Expenses
Manager (See Note 3)	2,217,638
Distribution/Service—Service Class (See Note 3)	338,880
Professional fees	57,225
Custodian	49,459
Shareholder communication	22,706
Trustees	5,673
Miscellaneous	20,636
Total expenses	2,712,217
Net investment income (loss)	1,293,638
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	(28,730,360)
Foreign currency transactions	(35,017)
Net realized gain (loss)	(28,765,377)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	(135,298,656)
Translation of other assets and liabilities in foreign currencies	(792,911)
Net change in unrealized appreciation (depreciation)	(136,091,567)
Net realized and unrealized gain (loss)	(164,856,944)
Net increase (decrease) in net assets resulting from operations	$(163,563,306)

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $114,024.
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $203,924.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay International Equity Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,293,638	$ 1,332,779
Net realized gain (loss)	(28,765,377)	95,139,312
Net change in unrealized appreciation (depreciation)	(136,091,567)	(30,744,702)
Net increase (decrease) in net assets resulting from operations	(163,563,306)	65,727,389
Distributions to shareholders:
Initial Class	—	(33,734,818)
Service Class	—	(41,322,755)
Total distributions to shareholders	—	(75,057,573)
Capital share transactions:
Net proceeds from sales of shares	39,998,963	34,068,196
Net asset value of shares issued to shareholders in reinvestment of distributions	—	75,057,573
Cost of shares redeemed	(20,049,600)	(72,259,312)
Increase (decrease) in net assets derived from capital share transactions	19,949,363	36,866,457
Net increase (decrease) in net assets	(143,613,943)	27,536,273
Net Assets
Beginning of period	587,881,435	560,345,162
End of period	$ 444,267,492	$587,881,435
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 17.98	$ 18.43	$ 16.21	$ 14.99	$ 17.46	$ 13.24
Net investment income (loss) (a)	0.05	0.07	0.03	0.12	0.10	0.07
Net realized and unrealized gain (loss)	(4.98)	2.12	3.24	3.31	(2.04)	4.24
Total from investment operations	(4.93)	2.19	3.27	3.43	(1.94)	4.31
Less distributions:
From net investment income	—	(0.02)	(0.12)	(0.08)	(0.21)	(0.09)
From net realized gain on investments	—	(2.62)	(0.93)	(2.13)	(0.32)	—
Total distributions	—	(2.64)	(1.05)	(2.21)	(0.53)	(0.09)
Net asset value at end of period	$ 13.05	$ 17.98	$ 18.43	$ 16.21	$ 14.99	$ 17.46
Total investment return (b)	(27.42)%(c)	12.24%	20.85%	24.80%	(11.56)%	32.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%††	0.37%	0.16%	0.74%	0.55%	0.43%
Net expenses (d)	0.95%††	0.93%	0.96%	0.96%	0.96%	0.96%
Portfolio turnover rate	52%	86%	135%	66%	46%	49%
Net assets at end of period (in 000's)	$ 205,987	$ 266,747	$ 245,101	$ 209,278	$ 158,215	$ 196,676

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 17.75	$ 18.24	$ 16.06	$ 14.86	$ 17.32	$ 13.13
Net investment income (loss) (a)	0.03	0.02	(0.01)	0.08	0.05	0.03
Net realized and unrealized gain (loss)	(4.91)	2.11	3.20	3.28	(2.03)	4.21
Total from investment operations	(4.88)	2.13	3.19	3.36	(1.98)	4.24
Less distributions:
From net investment income	—	—	(0.08)	(0.03)	(0.16)	(0.05)
From net realized gain on investments	—	(2.62)	(0.93)	(2.13)	(0.32)	—
Total distributions	—	(2.62)	(1.01)	(2.16)	(0.48)	(0.05)
Net asset value at end of period	$ 12.87	$ 17.75	$ 18.24	$ 16.06	$ 14.86	$ 17.32
Total investment return (b)	(27.49)%(c)	11.96%	20.54%	24.49%	(11.78)%	32.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%††	0.12%	(0.08)%	0.52%	0.32%	0.18%
Net expenses (d)	1.20%††	1.18%	1.21%	1.21%	1.21%	1.21%
Portfolio turnover rate	52%	86%	135%	66%	46%	49%
Net assets at end of period (in 000's)	$ 238,281	$ 321,135	$ 315,244	$ 303,135	$ 258,307	$ 310,793

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay International Equity Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay International Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

17

Notes to Financial Statements (Unaudited) (continued)
assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are

18	MainStay VP MacKay International Equity Portfolio

generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses
19

Notes to Financial Statements (Unaudited) (continued)
can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the
Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting

20	MainStay VP MacKay International Equity Portfolio

records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended June 30, 2022, the effective management fee rate was 0.89%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $2,217,638 and paid the Subadvisor fees of $1,108,819.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$504,922,866	$2,140,918	$(83,377,099)	$(81,236,181)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$50,111,243
Long-Term Capital Gains	24,946,330
Total	$75,057,573
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may
21

Notes to Financial Statements (Unaudited) (continued)
renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $263,794 and $251,623, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,339,633	$ 19,197,589
Shares redeemed	(392,951)	(5,922,202)
Net increase (decrease)	946,682	$ 13,275,387
Year ended December 31, 2021:
Shares sold	838,988	$ 16,153,016
Shares issued to shareholders in reinvestment of distributions	1,922,628	33,734,818
Shares redeemed	(1,225,104)	(23,742,345)
Net increase (decrease)	1,536,512	$ 26,145,489

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,399,701	$ 20,801,374
Shares redeemed	(975,063)	(14,127,398)
Net increase (decrease)	424,638	$ 6,673,976
Year ended December 31, 2021:
Shares sold	962,140	$ 17,915,180
Shares issued to shareholders in reinvestment of distributions	2,385,193	41,322,755
Shares redeemed	(2,530,506)	(48,516,967)
Net increase (decrease)	816,827	$ 10,720,968
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP MacKay International Equity Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
23

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
24	MainStay VP MacKay International Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781629	MSVPIE10-08/22
(NYLIAC) NI523

MainStay VP Winslow Large Cap Growth Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	-32.16%	-25.04%	12.39%	13.27%	0.74%
Service Class Shares	6/6/2003	-32.25	-25.23	12.11	12.98	0.99

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	-28.07%	-18.77%	14.29%	14.80%
S&P 500® Index[3]	-19.96	-10.62	11.31	12.96
Morningstar Large Growth Category Average[4]	-29.41	-24.62	10.61	12.11

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
3.	The S&P 500® Index is the Portfolio's secondary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Winslow Large Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$678.40	$3.08	$1,021.13	$3.71	0.74%
Service Class Shares	$1,000.00	$677.50	$4.12	$1,019.89	$4.96	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Winslow Large Cap Growth Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Software	18.5%
IT Services	10.6
Hotels, Restaurants & Leisure	7.8
Semiconductors & Semiconductor Equipment	7.6
Interactive Media & Services	6.3
Life Sciences Tools & Services	5.1
Health Care Equipment & Supplies	4.7
Road & Rail	4.1
Textiles, Apparel & Luxury Goods	4.1
Capital Markets	3.5
Health Care Providers & Services	3.4
Internet & Direct Marketing Retail	3.1
Multiline Retail	2.9
Food & Staples Retailing	2.8
Pharmaceuticals	2.8%
Automobiles	2.2
Chemicals	2.1
Personal Products	1.8
Machinery	1.7
Health Care Technology	1.7
Professional Services	1.3
Energy Equipment & Services	0.9
Real Estate Management & Development	0.0‡
Short–Term Investment	1.0
Other Assets, Less Liabilities	0.0‡
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc.
3.	Mastercard, Inc., Class A
4.	UnitedHealth Group, Inc.
5.	Visa, Inc., Class A
6.	Amazon.com, Inc.
7.	Union Pacific Corp.
8.	Dollar Tree, Inc.
9.	Costco Wholesale Corp.
10.	Zoetis, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, Patrick M. Burton, CFA, and Peter A. Dlugosch of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Winslow Large Cap Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Winslow Large Cap Growth Portfolio returned −32.16% for Initial Class shares and −32.25% for Service Class shares. Over the same period, both share classes underperformed the −28.07% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark, and the −19.96% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2022, both share classes also underperformed the −29.41% return of the Morningstar Large Growth Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Equity market volatility, which first manifested in the fourth quarter of 2021 for the highest growth companies and continued in the first quarter of 2022, deepened and broadened in the second quarter. Markets grappled with inflation levels at 40-year highs, 10-year Treasury yields at their highest levels since 2018 and a potential hard landing for the global economy. With higher interest rates having already served to compress equity valuations, market attention increasingly shifted to corporate earnings risks in the deteriorating macroeconomic environment.
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio’s performance relative to the Russell 1000® Growth Index was undermined primarily by individual security selection. Security selection in the information technology and health care sector detracted most significantly from the Portfolio’s relative returns, offset to a degree by relatively strong selection in the consumer discretionary and materials sectors. Sector allocation modestly detracted from relative performance as well, predominantly driven by the Portfolio’s relative underweight exposure to the consumer staples sector.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors making the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index included materials, consumer discretionary and communications services. (Contributions take weightings and total returns into account.) In materials and consumer discretionary, the strongest positive contributions were driven predominantly by security selection. The relative outperformance of the Portfolio in the communication services sector was largely the result of relative underweight exposure to this weak-performing sector.
The three weakest-contributing sectors to the Portfolio’s relative performance were information technology, health care and consumer staples. The relative underperformance in information technology and health care was predominantly driven by security selection, while the relative underperformance in consumer staples resulted from both underweight exposure and security selection.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The leading positive contributors to the Portfolio’s absolute performance during the reporting period included positions in health insurer UnitedHealth Group, discount retailer Dollar Tree and discount retailer Costco Wholesale. UnitedHealth Group is both the largest health insurer and the largest provider of health care services (spanning information technology to outpatient medical treatment) in the United States. This combination yielded a consistent model of high-single-digit revenue growth and earnings-per-share growth in the teens, with little macroeconomic sensitivity. Dollar Tree reported strong first-quarter 2022 results with better-than-forecast sales and earnings per share, and improved guidance for the full year. The company benefited from the price shift from $1 to $1.25 and from the “trade-down effect” as households sought bargains at a time of rising prices. We view Dollar Tree as one of the best turnaround stories in retail. Costco continued to show robust traffic and market share gains even as the pandemic waned. Costco’s strong value proposition (with a maximum initial markup of 14%) resonated with their retail consumers.
Notable detractors from the Portfolio’s absolute performance during the same period included online retailer Amazon.com, software and cloud services provider Microsoft, and electric vehicle maker Tesla. Over the past 2 years, Amazon has dramatically increased their capital expenditures and staffing to meet and exceed very strong e-commerce sales during the pandemic. However, Amazon overestimated its post-pandemic sales growth trajectory, leading the company to cancel leases on warehouses and shrink their staff via natural attrition during the reporting period. Microsoft, the Portfolio’s largest holding, remained the largest software company in the world while making progress in transitioning its business to also become one of the largest public cloud companies, as well through its fast-growing Azure business. Shares lost ground as investor sentiment shifted away from growth-oriented technology companies. Tesla shares declined due to production issues in the company's Shanghai facility and the market's re-rating of higher multiple stocks. As the

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Winslow Large Cap Growth Portfolio

leading global manufacturer of electric vehicles, Tesla is positioned to benefit from the acceleration in EV adoption over the coming years.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases during the reporting period included shares in Dollar Tree and Costco Wholesale, both described above. Significant sales included the Portfolio’s positions in Amazon.com, also described above, and U.S.-based multinational consumer electronics and technology company Apple. We anticipate pandemic-related demand pull-forward for iPhones, Macs, iPads and services will result in declining hardware revenues and slowing services revenue growth for Apple as 2022 progresses. Increased competition and a slowing economy in China may further challenge revenues.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period the Portfolio’s sector weightings relative to the Russell 1000® Growth Index underwent shifts due to both structural changes within the Portfolio as well as the reconstitution of the Index. In absolute terms the Portfolio’s exposure to the communication services sector decreased, shifting from an overweight position to an underweight position. The Portfolio’s exposure to the information technology sector also declined; however, similar changes to the Index left the Portfolio’s underweight positioning largely unchanged. While the Portfolio’s absolute exposure to the consumer discretionary sector declined slightly, relative exposure increased from modestly overweight to more heavily overweight due to changes in Index weightings.
During the same period, the Portfolio’s largest increases in absolute exposure came from the health care and consumer staples sectors. The increased absolute position in health care resulted in the Portfolio’s largest increase in sector exposure relative to the Index.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held its largest underweight sector positions relative to the Russell 1000® Growth Index in the information technology and communication services sectors. This positioning reflected our near-term belief that the market has rotated away from the information technology/communication services leadership of the last five years, with many of the companies in these sectors experiencing a secular downshift in their growth rates.
Conversely, as of the same date, the Portfolio held its most significantly overweight positions in health care and consumer discretionary. We believe the new leadership in the market will generally focus on stocks characterized by defensive growth at a reasonable price, with most of these stocks in the health care and consumer sectors, and some in information technology as well.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 99.0%
Automobiles 2.2%
Tesla, Inc. (a)	43,080	$ 29,010,934
Capital Markets 3.5%
Blackstone, Inc.	137,000	12,498,510
Moody's Corp.	57,540	15,649,154
MSCI, Inc.	39,900	16,444,785
		44,592,449
Chemicals 2.1%
Linde plc	96,300	27,689,139
Energy Equipment & Services 0.9%
Schlumberger NV	340,100	12,161,976
Food & Staples Retailing 2.8%
Costco Wholesale Corp.	74,800	35,850,144
Health Care Equipment & Supplies 4.7%
ABIOMED, Inc. (a)	87,450	21,644,750
IDEXX Laboratories, Inc. (a)	35,510	12,454,422
Intuitive Surgical, Inc. (a)	133,380	26,770,700
		60,869,872
Health Care Providers & Services 3.4%
UnitedHealth Group, Inc.	84,380	43,340,099
Health Care Technology 1.7%
Veeva Systems, Inc., Class A (a)	108,590	21,505,164
Hotels, Restaurants & Leisure 7.8%
Chipotle Mexican Grill, Inc. (a)	26,790	35,021,495
Hilton Worldwide Holdings, Inc.	207,120	23,081,453
McDonald's Corp.	90,300	22,293,264
Starbucks Corp.	271,700	20,755,163
		101,151,375
Interactive Media & Services 6.3%
Alphabet, Inc. (a)
Class A	19,450	42,386,607
Class C	17,943	39,249,415
		81,636,022
Internet & Direct Marketing Retail 3.1%
Amazon.com, Inc. (a)	378,300	40,179,243
	Shares	Value

IT Services 10.6%
Accenture plc, Class A	96,300	$ 26,737,695
Gartner, Inc. (a)	87,200	21,087,576
Mastercard, Inc., Class A	149,540	47,176,879
Visa, Inc., Class A	211,000	41,543,790
		136,545,940
Life Sciences Tools & Services 5.1%
Agilent Technologies, Inc.	194,990	23,158,962
Bio-Techne Corp.	53,690	18,611,102
IQVIA Holdings, Inc. (a)	112,800	24,476,472
		66,246,536
Machinery 1.7%
Deere & Co.	72,000	21,561,840
Multiline Retail 2.9%
Dollar Tree, Inc. (a)	242,300	37,762,455
Personal Products 1.8%
Estee Lauder Cos., Inc. (The), Class A	92,700	23,607,909
Pharmaceuticals 2.8%
Zoetis, Inc.	208,450	35,830,470
Professional Services 1.3%
CoStar Group, Inc. (a)	281,150	16,984,271
Real Estate Management & Development 0.0% ‡
Compass, Inc., Class A (a)	50,400	181,944
Road & Rail 4.1%
CSX Corp.	516,000	14,994,960
Union Pacific Corp.	178,284	38,024,412
		53,019,372
Semiconductors & Semiconductor Equipment 7.6%
Advanced Micro Devices, Inc. (a)	264,200	20,203,374
Analog Devices, Inc.	152,950	22,344,465
ASML Holding NV (Registered)	65,560	31,198,693
NVIDIA Corp.	158,640	24,048,238
		97,794,770
Software 18.5%
Adobe, Inc. (a)	36,750	13,452,705
Atlassian Corp. plc, Class A (a)	81,360	15,246,864
Intuit, Inc.	80,350	30,970,104
Microsoft Corp.	497,100	127,670,193

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Winslow Large Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Software (continued)
Palo Alto Networks, Inc. (a)	49,370	$ 24,385,818
ServiceNow, Inc. (a)	57,910	27,537,363
		239,263,047
Textiles, Apparel & Luxury Goods 4.1%
Lululemon Athletica, Inc. (a)	88,400	24,098,724
NIKE, Inc., Class B	280,650	28,682,430
		52,781,154
Total Common Stocks (Cost $1,239,670,225)		1,279,566,125
Short-Term Investment 1.0%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 0.898% (b)	13,012,340	13,012,340
Total Short-Term Investment (Cost $13,012,340)		13,012,340
Total Investments (Cost $1,252,682,565)	100.0%	1,292,578,465
Other Assets, Less Liabilities	0.0‡	19,435
Net Assets	100.0%	$ 1,292,597,900

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Current yield as of June 30, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 15,463	$ 207,393	$ (209,844)	$ —	$ —	$ 13,012	$ 13	$ —	13,012
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,279,566,125	$ —	$ —	$ 1,279,566,125
Short-Term Investment
Affiliated Investment Company	13,012,340	—	—	13,012,340
Total Investments in Securities	$ 1,292,578,465	$ —	$ —	$ 1,292,578,465

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Winslow Large Cap Growth Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,239,670,225)	$1,279,566,125
Investment in affiliated investment companies, at value (identified cost $13,012,340)	13,012,340
Receivables:
Investment securities sold	20,047,297
Portfolio shares sold	304,645
Dividends	159,991
Securities lending	73
Other assets	14,470
Total assets	1,313,104,941
Liabilities
Payables:
Investment securities purchased	18,960,760
Manager (See Note 3)	792,624
Portfolio shares redeemed	420,938
NYLIFE Distributors (See Note 3)	196,928
Shareholder communication	61,832
Professional fees	36,516
Custodian	13,640
Trustees	795
Accrued expenses	23,008
Total liabilities	20,507,041
Net assets	$1,292,597,900
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 53,074
Additional paid-in-capital	869,918,712
869,971,786
Total distributable earnings (loss)	422,626,114
Net assets	$1,292,597,900
Initial Class
Net assets applicable to outstanding shares	$357,847,432
Shares of beneficial interest outstanding	13,911,435
Net asset value per share outstanding	$ 25.72
Service Class
Net assets applicable to outstanding shares	$934,750,468
Shares of beneficial interest outstanding	39,162,945
Net asset value per share outstanding	$ 23.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $33,947)	$ 4,669,564
Dividends-affiliated	12,642
Securities lending, net	916
Total income	4,683,122
Expenses
Manager (See Note 3)	5,690,412
Distribution/Service—Service Class (See Note 3)	1,346,967
Professional fees	66,411
Shareholder communication	53,402
Custodian	18,346
Trustees	18,298
Miscellaneous	32,518
Total expenses before waiver/reimbursement	7,226,354
Expense waiver/reimbursement from Manager (See Note 3)	(14,097)
Net expenses	7,212,257
Net investment income (loss)	(2,529,135)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	33,419,167
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(659,133,889)
Net realized and unrealized gain (loss)	(625,714,722)
Net increase (decrease) in net assets resulting from operations	$(628,243,857)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Winslow Large Cap Growth Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (2,529,135)	$ (9,158,082)
Net realized gain (loss)	33,419,167	361,319,257
Net change in unrealized appreciation (depreciation)	(659,133,889)	42,537,169
Net increase (decrease) in net assets resulting from operations	(628,243,857)	394,698,344
Distributions to shareholders:
Initial Class	—	(43,495,671)
Service Class	—	(95,317,024)
Total distributions to shareholders	—	(138,812,695)
Capital share transactions:
Net proceeds from sales of shares	158,695,845	225,933,895
Net asset value of shares issued to shareholders in reinvestment of distributions	—	138,812,695
Cost of shares redeemed	(180,440,156)	(306,858,723)
Increase (decrease) in net assets derived from capital share transactions	(21,744,311)	57,887,867
Net increase (decrease) in net assets	(649,988,168)	313,773,516
Net Assets
Beginning of period	1,942,586,068	1,628,812,552
End of period	$1,292,597,900	$1,942,586,068
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 37.92	$ 32.76	$ 25.51	$ 21.64	$ 23.92	$ 18.71
Net investment income (loss) (a)	(0.02)	(0.12)	(0.04)	0.00‡	0.00‡	0.02
Net realized and unrealized gain (loss)	(12.18)	8.01	9.36	6.95	1.36	6.00
Total from investment operations	(12.20)	7.89	9.32	6.95	1.36	6.02
Less distributions:
From net realized gain on investments	—	(2.73)	(2.07)	(3.08)	(3.64)	(0.81)
Net asset value at end of period	$ 25.72	$ 37.92	$ 32.76	$ 25.51	$ 21.64	$ 23.92
Total investment return (b)	(32.17)%(c)	24.52%	37.16%	33.64%	3.57%	32.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16)%††	(0.34)%	(0.16)%	0.01%	0.01%	0.10%
Net expenses (d)(e)	0.74%††	0.74%	0.75%	0.76%	0.76%	0.76%
Portfolio turnover rate	45%	62%	54%	56%	58%	53%
Net assets at end of period (in 000's)	$ 357,847	$ 632,666	$ 534,965	$ 438,089	$ 238,174	$ 368,861

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 35.23	$ 30.68	$ 24.05	$ 20.60	$ 22.96	$ 18.03
Net investment income (loss) (a)	(0.06)	(0.20)	(0.11)	(0.06)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	(11.30)	7.48	8.81	6.59	1.34	5.77
Total from investment operations	(11.36)	7.28	8.70	6.53	1.28	5.74
Less distributions:
From net realized gain on investments	—	(2.73)	(2.07)	(3.08)	(3.64)	(0.81)
Net asset value at end of period	$ 23.87	$ 35.23	$ 30.68	$ 24.05	$ 20.60	$ 22.96
Total investment return (b)	(32.25)%	24.20%	36.81%	33.30%	3.31%	32.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40)%††	(0.59)%	(0.41)%	(0.25)%	(0.23)%	(0.15)%
Net expenses (c)(d)	0.99%††	0.99%	1.00%	1.01%	1.01%	1.01%
Portfolio turnover rate	45%	62%	54%	56%	58%	53%
Net assets at end of period (in 000's)	$ 934,750	$ 1,309,920	$ 1,093,847	$ 825,075	$ 623,836	$ 575,514

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Winslow Large Cap Growth Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Winslow Large Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 6, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

17

Notes to Financial Statements (Unaudited) (continued)
assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

18	MainStay VP Winslow Large Cap Growth Portfolio

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2022, the Portfolio did not have any portfolio securities on loan.
19

Notes to Financial Statements (Unaudited) (continued)
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.
New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2023, and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2022, the effective management fee rate was 0.72% (exclusive of any applicable waivers/reimbursements).
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $5,690,412 and waived fees and/or reimbursed expenses in the amount of $14,097 and paid the Subadvisor fees of $2,057,299.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

20	MainStay VP Winslow Large Cap Growth Portfolio

Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,253,022,923	$157,359,477	$(117,803,935)	$39,555,542
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Long-Term Capital Gains	$138,812,695
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $729,673 and $752,875, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,587,803	$ 50,551,982
Shares redeemed	(4,361,007)	(127,926,441)
Net increase (decrease)	(2,773,204)	$ (77,374,459)
Year ended December 31, 2021:
Shares sold	2,316,264	$ 82,342,909
Shares issued to shareholders in reinvestment of distributions	1,208,858	43,495,671
Shares redeemed	(3,168,728)	(114,442,169)
Net increase (decrease)	356,394	$ 11,396,411

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	3,842,574	$ 108,143,863
Shares redeemed	(1,863,306)	(52,513,715)
Net increase (decrease)	1,979,268	$ 55,630,148
Year ended December 31, 2021:
Shares sold	4,318,772	$ 143,590,986
Shares issued to shareholders in reinvestment of distributions	2,849,784	95,317,024
Shares redeemed	(5,641,331)	(192,416,554)
Net increase (decrease)	1,527,225	$ 46,491,456
21

Notes to Financial Statements (Unaudited) (continued)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
22	MainStay VP Winslow Large Cap Growth Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
23

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
24	MainStay VP Winslow Large Cap Growth Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781631	MSVPLG10-08/22
(NYLIAC) NI525

MainStay VP Wellington Mid Cap Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1,2]	Six Months[3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	7/2/2001	-24.08%	-21.49%	4.14%	9.53%	0.89%
Service Class Shares	6/5/2003	-24.17	-21.69	3.88	9.26	1.14

1.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
3.	Not annualized.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell Midcap® Index[2]	-21.57%	-17.30%	7.96%	11.29%
S&P MidCap 400® Index[3]	-19.54	-14.64	7.02	10.90
Morningstar Mid-Cap Blend Category Average[4]	-18.60	-14.04	6.56	9.59

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell Midcap® Index is the Portfolio's primary benchmark. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and it includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.
3.	The Portfolio has selected the S&P MidCap 400® Index as its secondary benchmark. The S&P MidCap 400® Index is a market capitalization-weighted index of common stocks representing the mid-cap U.S. equity market.
4.	The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Mid Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$759.20	$3.75	$1,020.53	$4.31	0.86%
Service Class Shares	$1,000.00	$758.30	$4.84	$1,019.29	$5.56	1.11%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Mid Cap Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Insurance	7.9%
Machinery	7.5
Banks	6.8
Communications Equipment	4.9
IT Services	4.5
Software	4.4
Biotechnology	4.3
Health Care Equipment & Supplies	4.3
Oil, Gas & Consumable Fuels	3.9
Equity Real Estate Investment Trusts	3.4
Professional Services	3.2
Electronic Equipment, Instruments & Components	3.1
Chemicals	3.0
Semiconductors & Semiconductor Equipment	2.4
Life Sciences Tools & Services	2.4
Road & Rail	2.3
Health Care Providers & Services	2.2
Building Products	2.2
Household Durables	2.2
Pharmaceuticals	2.0
Hotels, Restaurants & Leisure	1.9
Textiles, Apparel & Luxury Goods	1.6
Commercial Services & Supplies	1.4
Aerospace & Defense	1.4
Trading Companies & Distributors	1.4%
Consumer Finance	1.3
Gas Utilities	1.3
Media	1.2
Internet & Direct Marketing Retail	1.2
Interactive Media & Services	1.1
Air Freight & Logistics	1.1
Multi–Utilities	1.1
Diversified Financial Services	0.9
Metals & Mining	0.9
Specialty Retail	0.9
Food & Staples Retailing	0.8
Leisure Products	0.8
Containers & Packaging	0.8
Auto Components	0.8
Entertainment	0.4
Capital Markets	0.4
Real Estate Management & Development	0.1
Automobiles	0.0‡
Short–Term Investments	1.3
Other Assets, Less Liabilities	–1.0
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Lumentum Holdings, Inc.
2.	F5, Inc.
3.	Integra LifeSciences Holdings Corp.
4.	MKS Instruments, Inc.
5.	Jazz Pharmaceuticals plc
6.	Genpact Ltd.
7.	WEX, Inc.
8.	Westinghouse Air Brake Technologies Corp.
9.	FMC Corp.
10.	United Therapeutics Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Gregory J. Garabedian, Mark A. Whitaker, and Philip W. Ruedi of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Mid Cap Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Wellington Mid Cap Portfolio returned −24.08% for Initial Class shares and −24.17% for Service Class shares. Over the same period, both share classes underperformed the −21.57% return of the Russell Midcap® Index, which is the Portfolio’s primary benchmark, and the −19.54% return of the S&P MidCap 400® Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2022, both share classes also underperformed the −18.60% return of the Morningstar Mid-Cap Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Russell Midcap® Index primarily due to security selection, particularly in the energy and consumer discretionary sectors.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, security selection in the energy and consumer discretionary sectors weighed on results relative to the Russell Midcap® Index. This was partially offset by relatively strong returns from the financials and communication services sectors.
The Portfolio employs two investment strategies with different investment styles: mid-cap opportunities and select mid-cap value. Each investment strategy has a distinct investment philosophy and analytical process to identify securities for purchase or sale. In the mid-cap opportunities portion of the Portfolio, security selection in information technology, consumer discretionary, and industrials detracted from performance relative to the S&P MidCap 400® Index, the yardstick by which Wellington measures this strategy. Conversely, security selection in the materials, financials and consumer staples made positive contributions to relative returns. (Contributions take weightings and total returns into account.) Sector allocation, a result of our bottom-up stock selection process, also detracted from results in the mid-cap opportunities portion of the Portfolio. Allocation effect was driven by underweight exposure to energy and consumer staples, and overweight exposure to information technology. The negative impact of these positions was partially offset by the positive impact of underweight exposures to consumer discretionary, real estate and industrials.
The select mid-cap value portion of the Portfolio moderately underperformed the Russell 2500™ Value Index, the yardstick by which Wellington measures this strategy, primarily due to underweight sector allocations to energy and utilities, and an overweight sector allocation to information technology. The negative impact of these positions was partially offset by the positive impact of underweight exposures to the real estate and consumer discretionary sectors, and overweight exposure to financials. Positive security selection also partially offset relative underperformance, bolstered largely by favorable selection in the financials, real estate and health care sectors. Positive selection effects were partially offset by moderately weak security selection in the consumer discretionary, industrials and communication services sectors.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
Mid-Cap Opportunities
For the mid-cap opportunities portion of the Portfolio, the strongest positive contributors to absolute performance during the reporting period included holdings in biotechnology developer United Therapeutics, biopharmaceutical firm Jazz Pharmaceuticals and video game developer Zynga. Shares of United Therapeutics rose after the company received U.S. Food and Drug Administration approval for Tyvaso DPI, the first dry powder inhaler for the treatment of pulmonary arterial hypertension and pulmonary hypertension associated with interstitial lung disease. Shares of Jazz Pharmaceuticals gained ground after the company reported better-than-expected first-quarter 2022 results and boosted its adjusted earnings-per-share guidance for the full year. First-quarter revenue rose 34% year-over-year. Shares of Zynga appreciated after the company was acquired by Take-Two Interactive for a purchase price of $12.7 billion in a cash and stock deal. The transaction closed May 23, 2022.
The most significant detractors from the absolute performance of the mid-cap opportunities portion of the Portfolio were holdings in online retailer Etsy, human interface semiconductor maker Synaptics, and cloud software developer F5. Etsy shares fell despite the company’s solid financial results for the fourth quarter of 2021 and strategic pricing plans. Near-term guidance failed to meet market expectations, challenged by tough prior-year comparables which were partially bolstered by stimulus-driven spending. Shares of Synaptics declined along with most other technology-related growth stocks despite the chip maker’s better-than-expected forecast for the third-quarter of 2022, which noted its strong order backlog in the face of supply constraints. Shares of F5 slid despite the company’s better-than-expected earnings and revenue for the second quarter of 2022. F5’s revenue outlook faces uncertainties driven by ongoing supply-chain woes due to chip shortages and pandemic-related

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Mid Cap Portfolio

shutdowns in China, leading management to lower its full-year guidance.
Select Mid-Cap Value
For the select mid-cap value portion of the Portfolio, the leading contributors to absolute performance included property & casualty reinsurer Alleghany, semiconductor manufacturer Tower Semiconductor, and insurer Hanover Insurance Group. Shares of Alleghany rose following the announcement that Berkshire Hathaway had offered to acquire all outstanding Alleghany shares at a price of $848.02 per share in cash. The transaction, expected to close in the fourth quarter of 2022, was unanimously approved by both companies’ Boards of Directors and represents a 29% premium to Alleghany’s trailing 30-day average stock price at the time of the announcement. Shares in Tower Semiconductor spiked in February 2022 after Intel offered to acquire the company at a significant premium. Shortly after the announcement, Tower announced strong quarterly results with adjusted EPS ahead of consensus. Shares of Hanover Insurance Group rose after announcing strong fourth-quarter 2021 and first-quarter 2022 results. Net investment income rose 13% year-over-year in the fourth quarter of 2021 as a result of operational efficiencies generated by new investments in technology and data analytics.
The most significant detractors from the absolute performance of the select mid-cap value portion of the Portfolio included aircraft leasing and aviation financing company AerCap Holdings, regional bank Western Alliance Bancorp, and manufacturing instrument and control systems maker MKS Instruments. Shares of AerCap fell after the company announced it would be terminating all contracts with Russian airlines, which accounted for 5% of its fleet in net book value, to comply with sanctions imposed in response to the Russia’s invasion of Ukraine. Shares of Western Alliance Bancorp declined despite the company reported fourth-quarter 2021 earnings in line with consensus estimates and first-quarter 2022 earnings ahead of consensus. In the first-quarter results, overall mortgage fees came in better than expected, with gains in mortgage-servicing rights offsetting a drop in origination and sale fees; however, the bank reported expectations for flat results going forward, disappointing markets. Shares of MKS Instruments sold off amid broad-based weakness in technology stocks. Growing investor concern regarding MKS’s pending deal to acquire Atotech also weighed on the share price.
Did the Portfolio make any significant purchases or sales during the reporting period?
Mid-Cap Opportunities
During the reporting period, the mid-cap opportunities portion of the Portfolio initiated a position in pipeline company Targa Resources. We believe Targa trades at an attractive valuation that should benefit from the rising commodity price environment. The mid-cap opportunities portion of the Portfolio also added a position in global agricultural chemicals and insecticides company
FMC. The company has a history of successfully developing new products and growing them into meaningful financial contributors. The mid-cap opportunities portion of the Portfolio eliminated its position in American solar panel and utility-scale power plant operator First Solar during the reporting period. The company had been reducing their installation business, which we saw as a significant contributor to earnings. The mid-cap opportunities portion of the Portfolio also eliminated its position in Molina Healthcare, a managed care company that works with Medicaid and Medicare. While we think highly of the management team, we judged the company’s business quality as only average while the Portfolio held its position.
Select Mid-Cap Value
The select mid-cap value portion of the Portfolio added a position in Aegon, a Dutch multinational life insurance, pensions and asset management company. We believe Aegon offers idiosyncratic opportunities likely to drive increasing returns, including a defensive business model and balance sheet, as well as low exposure to interest rates and equity markets. Within the industrials sector, the select mid-cap value portion of the Portfolio initiated a new position in homebuilder Builders FirstSource, which appears well positioned to benefit from the steep supply shortfall in the U.S. housing market after years of underbuilding. The select mid-cap value portion of the Portfolio eliminated its position in semiconductor manufacturer Tower Semiconductor on the back of its strong performance, using the proceeds to fund opportunities with more attractive risk/return profiles. The select mid-cap value portion of the Portfolio more than halved the size of its position in oil & gas producer Diamondback Energy after a strong rally that started in 2020. The sustained move higher in share price better reflected the prevailing tension between supply and demand, leading to a more balanced risk/reward profile for the stock.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the most notable increases in absolute sector exposures for the mid-cap opportunities portion of the Portfolio were to energy and industrials, while the most notable reductions were to information technology and consumer discretionary. The most notable increases in absolute sector exposure for the select mid-cap value portion of the Portfolio were to energy and communication services, while the most significant reductions were to information technology and industrials.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the mid-cap opportunities portion of the Portfolio held its most overweight exposures relative to the Russell Midcap® Index to the information technology and health care sectors, while its most underweight exposures were to real estate and consumer staples. As of the same date, the select mid-cap value portion of the Portfolio held its most overweight exposures
9

relative to the Russell 2500™ Value Index to industrials and health care, while its most underweight exposures were to real estate and utilities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Wellington Mid Cap Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 99.7%
Aerospace & Defense 1.4%
Axon Enterprise, Inc. (a)	53,064	$ 4,943,973
Spirit AeroSystems Holdings, Inc., Class A	167,507	4,907,955
		9,851,928
Air Freight & Logistics 1.1%
CH Robinson Worldwide, Inc.	36,606	3,710,750
Expeditors International of Washington, Inc.	38,434	3,745,778
		7,456,528
Auto Components 0.8%
Visteon Corp. (a)	52,066	5,392,996
Automobiles 0.0% ‡
Arrival SA (a)(b)	126,764	200,287
Banks 6.8%
Cadence Bank	243,184	5,709,960
Cullen	41,303	4,809,734
First Citizens BancShares, Inc., Class A	9,959	6,510,995
First Republic Bank	44,010	6,346,242
M&T Bank Corp.	47,469	7,566,084
Prosperity Bancshares, Inc.	74,564	5,090,484
Western Alliance Bancorp	92,204	6,509,603
Zions Bancorp NA	99,384	5,058,646
		47,601,748
Biotechnology 4.3%
Alnylam Pharmaceuticals, Inc. (a)	10,429	1,521,070
Apellis Pharmaceuticals, Inc. (a)	111,216	5,029,187
Exact Sciences Corp. (a)	34,261	1,349,541
PTC Therapeutics, Inc. (a)	97,316	3,898,479
Sage Therapeutics, Inc. (a)	73,062	2,359,903
Ultragenyx Pharmaceutical, Inc. (a)	91,408	5,453,401
United Therapeutics Corp. (a)	43,886	10,341,297
		29,952,878
Building Products 2.2%
Builders FirstSource, Inc. (a)	169,540	9,104,298
Lennox International, Inc.	30,048	6,207,616
		15,311,914
Capital Markets 0.4%
Hamilton Lane, Inc., Class A	37,825	2,541,084
Chemicals 3.0%
Celanese Corp.	32,073	3,772,106
Element Solutions, Inc.	373,863	6,654,761
	Shares	Value

Chemicals (continued)
FMC Corp.	98,069	$ 10,494,364
		20,921,231
Commercial Services & Supplies 1.4%
Clean Harbors, Inc. (a)	72,075	6,318,815
GFL Environmental, Inc. (b)	147,724	3,811,279
		10,130,094
Communications Equipment 4.9%
CommScope Holding Co., Inc. (a)	524,533	3,210,142
F5, Inc. (a)	94,463	14,456,617
Lumentum Holdings, Inc. (a)	207,147	16,451,615
		34,118,374
Consumer Finance 1.3%
Credit Acceptance Corp. (a)(b)	19,824	9,384,880
Containers & Packaging 0.8%
Silgan Holdings, Inc.	135,320	5,595,482
Diversified Financial Services 0.9%
Voya Financial, Inc.	111,078	6,612,473
Electronic Equipment, Instruments & Components 3.1%
CDW Corp.	31,601	4,979,053
Flex Ltd. (a)	565,743	8,186,301
II-VI, Inc. (a)(b)	164,066	8,359,163
		21,524,517
Entertainment 0.4%
Roku, Inc. (a)	33,498	2,751,526
Equity Real Estate Investment Trusts 3.4%
Gaming and Leisure Properties, Inc.	164,531	7,545,391
Host Hotels & Resorts, Inc.	132,054	2,070,607
Kimco Realty Corp.	134,949	2,667,942
Life Storage, Inc.	32,742	3,655,972
Rexford Industrial Realty, Inc.	57,895	3,334,173
Ryman Hospitality Properties, Inc. (a)	60,893	4,629,695
		23,903,780
Food & Staples Retailing 0.8%
U.S. Foods Holding Corp. (a)	193,453	5,935,138
Gas Utilities 1.3%
UGI Corp.	227,162	8,770,725

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 4.3%
Enovis Corp. (a)	34,946	$ 1,922,030
Inari Medical, Inc. (a)	65,160	4,430,228
Insulet Corp. (a)	22,607	4,926,970
Integra LifeSciences Holdings Corp. (a)	236,238	12,763,939
Teleflex, Inc.	23,878	5,870,406
		29,913,573
Health Care Providers & Services 2.2%
Encompass Health Corp.	141,461	7,928,889
Molina Healthcare, Inc. (a)	27,147	7,590,573
		15,519,462
Hotels, Restaurants & Leisure 1.9%
Choice Hotels International, Inc.	63,059	7,039,276
Denny's Corp. (a)	398,207	3,456,437
Hyatt Hotels Corp., Class A (a)	39,674	2,932,305
		13,428,018
Household Durables 2.2%
Lennar Corp., Class A	62,565	4,415,212
NVR, Inc. (a)	2,353	9,421,741
Vizio Holding Corp., Class A (a)(b)	199,396	1,359,881
		15,196,834
Insurance 7.9%
Aegon NV (Registered), NYRS (b)	1,584,632	6,940,688
Alleghany Corp. (a)	4,840	4,032,204
Fidelity National Financial, Inc.	104,162	3,849,828
Globe Life, Inc.	91,929	8,960,320
Hanover Insurance Group, Inc. (The)	44,776	6,548,490
Kemper Corp.	128,657	6,162,670
Markel Corp. (a)	7,330	9,479,522
W R Berkley Corp.	61,667	4,209,389
White Mountains Insurance Group Ltd.	3,899	4,858,661
		55,041,772
Interactive Media & Services 1.1%
Cargurus, Inc. (a)	349,084	7,501,815
Internet & Direct Marketing Retail 1.2%
Chewy, Inc., Class A (a)(b)	104,547	3,629,872
Etsy, Inc. (a)	62,004	4,539,313
		8,169,185
IT Services 4.5%
Genpact Ltd.	263,230	11,150,423
Nuvei Corp. (a)	65,843	2,381,541
Shift4 Payments, Inc., Class A (a)	126,308	4,175,742
	Shares	Value

IT Services (continued)
VeriSign, Inc. (a)	14,643	$ 2,450,213
WEX, Inc. (a)	71,083	11,057,672
		31,215,591
Leisure Products 0.8%
YETI Holdings, Inc. (a)	132,131	5,717,308
Life Sciences Tools & Services 2.4%
Bio-Techne Corp.	9,824	3,405,391
ICON plc (a)	23,324	5,054,311
Syneos Health, Inc. (a)	112,211	8,043,285
		16,502,987
Machinery 7.5%
Esab Corp.	36,905	1,614,594
Graco, Inc.	64,854	3,852,976
IDEX Corp.	47,209	8,574,571
Ingersoll Rand, Inc.	201,799	8,491,702
John Bean Technologies Corp.	47,241	5,216,351
Lincoln Electric Holdings, Inc.	48,295	5,957,671
Middleby Corp. (The) (a)	62,510	7,836,253
Westinghouse Air Brake Technologies Corp.	130,761	10,732,863
		52,276,981
Media 1.2%
Cable One, Inc.	6,708	8,648,759
Metals & Mining 0.9%
Steel Dynamics, Inc.	93,292	6,171,266
Multi-Utilities 1.1%
Black Hills Corp.	62,502	4,548,271
NiSource, Inc.	98,378	2,901,167
		7,449,438
Oil, Gas & Consumable Fuels 3.9%
Coterra Energy, Inc.	186,333	4,805,528
Diamondback Energy, Inc.	19,171	2,322,567
Marathon Oil Corp.	412,317	9,268,886
Ovintiv, Inc.	54,342	2,401,373
PDC Energy, Inc.	40,322	2,484,238
Targa Resources Corp.	105,652	6,304,255
		27,586,847
Pharmaceuticals 2.0%
Jazz Pharmaceuticals plc (a)	72,054	11,241,145

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Mid Cap Portfolio

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Reata Pharmaceuticals, Inc., Class A (a)	90,546	$ 2,751,693
		13,992,838
Professional Services 3.2%
Dun & Bradstreet Holdings, Inc. (a)	354,690	5,330,991
Leidos Holdings, Inc.	76,629	7,717,307
Robert Half International, Inc.	26,223	1,963,840
Science Applications International Corp.	41,093	3,825,758
TransUnion	41,094	3,287,109
		22,125,005
Real Estate Management & Development 0.1%
Redfin Corp. (a)	92,774	764,458
Road & Rail 2.3%
AMERCO	12,029	5,752,629
JB Hunt Transport Services, Inc.	35,827	5,641,678
Knight-Swift Transportation Holdings, Inc.	106,108	4,911,739
		16,306,046
Semiconductors & Semiconductor Equipment 2.4%
MKS Instruments, Inc.	110,608	11,351,699
Synaptics, Inc. (a)	46,479	5,486,846
		16,838,545
Software 4.4%
Dynatrace, Inc. (a)	137,449	5,420,989
Fair Isaac Corp. (a)	6,999	2,805,899
Guidewire Software, Inc. (a)	59,251	4,206,229
Informatica, Inc., Class A (a)(b)	219,090	4,550,499
LiveRamp Holdings, Inc. (a)	88,900	2,294,509
Olo, Inc., Class A (a)	146,844	1,449,350
Q2 Holdings, Inc. (a)	63,652	2,455,058
Teradata Corp. (a)	195,445	7,233,419
		30,415,952
Specialty Retail 0.9%
CarMax, Inc. (a)	67,001	6,062,250
Textiles, Apparel & Luxury Goods 1.6%
Carter's, Inc.	86,080	6,066,918
	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Steven Madden Ltd.	112,312	$ 3,617,570
Under Armour, Inc., Class C (a)	167,154	1,267,027
		10,951,515
Trading Companies & Distributors 1.4%
AerCap Holdings NV (a)	138,584	5,673,629
Watsco, Inc.	16,739	3,997,608
		9,671,237
Total Common Stocks (Cost $834,671,824)		695,425,265
Short-Term Investments 1.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 0.898% (c)	2,186,693	2,186,693
Unaffiliated Investment Company 1.0%
BlackRock Liquidity FedFund, 1.437% (c)(d)	6,547,286	6,547,286
Total Short-Term Investments (Cost $8,733,979)		8,733,979
Total Investments (Cost $843,405,803)	101.0%	704,159,244
Other Assets, Less Liabilities	(1.0)	(6,920,727)
Net Assets	100.0%	$ 697,238,517

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $19,963,466; the total market value of collateral held by the Portfolio was $20,972,959. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,425,673. The Portfolio received cash collateral with a value of $6,547,286. (See Note 2(G))
(c)	Current yield as of June 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 4,362	$ 56,663	$ (58,838)	$ —	$ —	$ 2,187	$ 5	$ —	2,187
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 695,425,265	$ —	$ —	$ 695,425,265
Short-Term Investments
Affiliated Investment Company	2,186,693	—	—	2,186,693
Unaffiliated Investment Company	6,547,286	—	—	6,547,286
Total Short-Term Investments	8,733,979	—	—	8,733,979
Total Investments in Securities	$ 704,159,244	$ —	$ —	$ 704,159,244

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Mid Cap Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $841,219,110) including securities on loan of $19,963,466	$701,972,551
Investment in affiliated investment companies, at value (identified cost $2,186,693)	2,186,693
Receivables:
Investment securities sold	719,669
Dividends	557,387
Portfolio shares sold	213,852
Securities lending	6,323
Other assets	7,473
Total assets	705,663,948
Liabilities
Cash collateral received for securities on loan	6,547,286
Due to custodian	25
Payables:
Investment securities purchased	900,206
Manager (See Note 3)	490,652
Portfolio shares redeemed	276,426
NYLIFE Distributors (See Note 3)	91,128
Shareholder communication	49,283
Professional fees	34,573
Custodian	13,921
Trustees	1,509
Accrued expenses	20,422
Total liabilities	8,425,431
Net assets	$697,238,517
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 56,976
Additional paid-in-capital	579,694,980
579,751,956
Total distributable earnings (loss)	117,486,561
Net assets	$697,238,517
Initial Class
Net assets applicable to outstanding shares	$271,813,446
Shares of beneficial interest outstanding	21,915,795
Net asset value per share outstanding	$ 12.40
Service Class
Net assets applicable to outstanding shares	$425,425,071
Shares of beneficial interest outstanding	35,060,241
Net asset value per share outstanding	$ 12.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $22,526)	$ 3,487,284
Securities lending, net	37,336
Dividends-affiliated	4,700
Total income	3,529,320
Expenses
Manager (See Note 3)	3,423,509
Distribution/Service—Service Class (See Note 3)	617,438
Professional fees	47,770
Shareholder communication	37,856
Custodian	19,461
Trustees	9,079
Miscellaneous	19,016
Total expenses before waiver/reimbursement	4,174,129
Expense waiver/reimbursement from Manager (See Note 3)	(92,903)
Net expenses	4,081,226
Net investment income (loss)	(551,906)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(38,682,686)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(183,280,798)
Net realized and unrealized gain (loss)	(221,963,484)
Net increase (decrease) in net assets resulting from operations	$(222,515,390)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Mid Cap Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (551,906)	$ (1,891,112)
Net realized gain (loss)	(38,682,686)	309,141,181
Net change in unrealized appreciation (depreciation)	(183,280,798)	(139,533,923)
Net increase (decrease) in net assets resulting from operations	(222,515,390)	167,716,146
Distributions to shareholders:
Initial Class	—	(8,656,336)
Service Class	—	(13,020,163)
Total distributions to shareholders	—	(21,676,499)
Capital share transactions:
Net proceeds from sales of shares	27,465,612	35,391,084
Net asset value of shares issued to shareholders in reinvestment of distributions	—	21,676,499
Cost of shares redeemed	(39,407,075)	(169,646,736)
Increase (decrease) in net assets derived from capital share transactions	(11,941,463)	(112,579,153)
Net increase (decrease) in net assets	(234,456,853)	33,460,494
Net Assets
Beginning of period	931,695,370	898,234,876
End of period	$ 697,238,517	$ 931,695,370
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 16.34	$ 13.96	$ 13.56	$ 11.94	$ 15.57	$ 13.37
Net investment income (loss) (a)	0.00‡	(0.02)	0.08	0.11	0.16	0.12
Net realized and unrealized gain (loss)	(3.94)	2.80	1.32	2.54	(1.68)	2.42
Total from investment operations	(3.94)	2.78	1.40	2.65	(1.52)	2.54
Less distributions:
From net investment income	—	(0.10)	(0.12)	(0.16)	(0.15)	(0.16)
From net realized gain on investments	—	(0.30)	(0.88)	(0.87)	(1.96)	(0.18)
Total distributions	—	(0.40)	(1.00)	(1.03)	(2.11)	(0.34)
Net asset value at end of period	$ 12.40	$ 16.34	$ 13.96	$ 13.56	$ 11.94	$ 15.57
Total investment return (b)	(24.11)%(c)	20.00%	11.28%	22.88%	(11.98)%	19.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%††	(0.12)%	0.65%	0.84%	1.08%	0.87%
Net expenses (d)	0.86%††	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses (before waiver/reimbursement) (d)	0.88%††	0.89%	0.89%	0.88%	0.88%	0.88%
Portfolio turnover rate	28%	54%	178%	174%	181%	155%
Net assets at end of period (in 000's)	$ 271,813	$ 360,437	$ 346,379	$ 398,240	$ 453,343	$ 503,364

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Mid Cap Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 16.00	$ 13.68	$ 13.32	$ 11.74	$ 15.35	$ 13.18
Net investment income (loss) (a)	(0.02)	(0.04)	0.05	0.08	0.12	0.09
Net realized and unrealized gain (loss)	(3.85)	2.72	1.28	2.49	(1.66)	2.38
Total from investment operations	(3.87)	2.68	1.33	2.57	(1.54)	2.47
Less distributions:
From net investment income	—	(0.06)	(0.09)	(0.12)	(0.11)	(0.12)
From net realized gain on investments	—	(0.30)	(0.88)	(0.87)	(1.96)	(0.18)
Total distributions	—	(0.36)	(0.97)	(0.99)	(2.07)	(0.30)
Net asset value at end of period	$ 12.13	$ 16.00	$ 13.68	$ 13.32	$ 11.74	$ 15.35
Total investment return (b)	(24.19)%(c)	19.70%	11.00%	22.57%	(12.20)%	18.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23)%††	(0.25)%	0.42%	0.58%	0.83%	0.64%
Net expenses (d)	1.11%††	1.11%	1.11%	1.11%	1.11%	1.11%
Expenses (before waiver/reimbursement) (d)	1.13%††	1.14%	1.14%	1.13%	1.13%	1.13%
Portfolio turnover rate	28%	54%	178%	174%	181%	155%
Net assets at end of period (in 000's)	$ 425,425	$ 571,259	$ 551,856	$ 516,445	$ 395,800	$ 477,253

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Mid Cap Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	July 2, 2001
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

20	MainStay VP Wellington Mid Cap Portfolio

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
21

Notes to Financial Statements (Unaudited) (continued)
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.

22	MainStay VP Wellington Mid Cap Portfolio

(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.86% and 1.11%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $3,423,509 and waived fees and/or reimbursed certain class specific expenses in the amount of $92,903 and paid the Subadvisor fees in the amount of $1,488,703.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$845,147,108	$19,615,487	$(160,603,351)	$(140,987,864)
23

Notes to Financial Statements (Unaudited) (continued)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$ 4,299,927
Long-Term Capital Gains	17,376,572
Total	$21,676,499
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $227,398 and $237,591, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	764,922	$ 10,800,990
Shares redeemed	(912,809)	(13,359,996)
Net increase (decrease)	(147,887)	$ (2,559,006)
Year ended December 31, 2021:
Shares sold	670,483	$ 10,666,624
Shares issued to shareholders in reinvestment of distributions	549,295	8,656,336
Shares redeemed	(3,970,175)	(61,601,891)
Net increase (decrease)	(2,750,397)	$ (42,278,931)

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,214,387	$ 16,664,622
Shares redeemed	(1,852,460)	(26,047,079)
Net increase (decrease)	(638,073)	$ (9,382,457)
Year ended December 31, 2021:
Shares sold	1,575,723	$ 24,724,460
Shares issued to shareholders in reinvestment of distributions	842,947	13,020,163
Shares redeemed	(7,046,320)	(108,044,845)
Net increase (decrease)	(4,627,650)	$ (70,300,222)
Note 10-Litigation
The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

24	MainStay VP Wellington Mid Cap Portfolio

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to
25

Notes to Financial Statements (Unaudited) (continued)
participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020 and, on August 20, 2021, affirmed the district court’s dismissal of plaintiff’s intentional fraudulent conveyance claims and denial of leave to amend. Plaintiff filed a petition for rehearing en banc on September 3, 2021. The petition was denied on October 7, 2021. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. On February 22, 2022, the Supreme Court denied the petition, and the matter has therefore been resolved. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio's cost basis in shares of Tribune was as follows:
Portfolio	Proceeds	Cost Basis
MainStay VP Wellington Mid Cap Portfolio	$808,180	$790,269
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay VP Wellington Mid Cap Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Wellington Mid Cap Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781635	MSVPMCC10-08/22
(NYLIAC) NI527

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	1/29/1993	0.09%	0.10%	0.76%	0.40%	0.41%

7-Day Current Yield = 1.02%; 7-Day Effective Yield = 1.03%.[4]

1.	Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a "government money market fund." Consequently the performance information may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a "government money market fund."
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.   As of June 30, 2022, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day current yield = 1.02%; 7-day effective yield = 1.03%. The current yield is more reflective of the Portfolio’s earnings than the total return.
Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Average Lipper Variable Products U.S. Government Money Market Portfolio[2]	0.07%	0.08%	0.71%	0.37%
Morningstar Prime Money Market Category Average[3]	0.11	0.12	0.90	0.50

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.	The Average Lipper VP U.S. Government Money Market Portfolio is an equally weighted performance average consisting of funds that invest 99.5% of their assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash, and have a weighted average maturity of 60 days or less. These funds intend to keep a constant net asset value.
3.	The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,000.90	$0.89	$1,023.90	$0.90	0.18%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of June 30, 2022 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 1.02% and a 7-day effective yield of 1.03%. For the six months ended June 30, 2022, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 0.09%. For the same period, the Portfolio outperformed the 0.07% return of the Average Lipper Variable Products U.S. Government Money Market Portfolio and underperformed the 0.11% return of the Morningstar Prime Money Market Category.1
What was the Portfolio’s duration2 strategy during the reporting period?
The Portfolio’s strategy was to continue to look for additional yield in the market. The duration at the end of the reporting period was 44 days (down from 49 days in December 2021).
During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?
With the U.S. Federal Reserve (the “Fed”) announcing a change in monetary policy to an extended period of tightening, short-term interest rates rose precipitously. During the reporting period, the six-month part of the Treasury yield curve3 moved 228 basis points higher. (A basis point is one one-hundredth of a percentage point.) This shift created a more attractive investment environment. In addition, the Fed’s restrictive policy stance resulted in a large influx of cash in the front end of the curve.
U.S. Agency discount notes made the strongest contributions to Portfolio performance, due to the lack of supply in U.S. Treasury bills and the inability of certain types of investors to buy agencies. (Contributions take weightings and total returns into account.) Within the U.S. Agency sub-component, FNMA (The Federal National Mortgage Association, commonly known as Fannie Mae) and FHLMC (The Federal Home Loan Mortgage Corporation, commonly known as Freddie Mac) were the best performers. Increased yield differentials between Treasury securities and agencies also made agency debt more attractive.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio made no significant purchases or sales during the reporting period.
How did the Portfolio’s sector weightings change during the reporting period?
As the Fed began to increase rates, the entire Portfolio saw a significant increase in yield. At the same time, the Fed reduced bill issuance and thus bills were rich in comparison to agencies, leading us to allocate a higher percentage of Portfolio assets to that asset class.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality, typically U.S. Treasury issues-across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the Subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Short-Term Investments 100.1%
Government Agency Debt 46.3%
Federal Agricultural Mortgage Corp.
1.351%, due 7/5/22	$ 35,000,000	$ 34,994,750
0.501%, due 8/31/22	30,000,000	29,974,583
Federal Farm Credit Banks
0.981%, due 7/21/22	38,000,000	37,979,311
1.634%, due 8/8/22	25,000,000	24,956,986
Federal Home Loan Banks
1.553%, due 8/4/22	7,000,000	6,989,753
1.523%, due 8/8/22	19,000,000	18,969,515
1.564%, due 8/17/22	35,000,000	34,928,717
1.656%, due 9/7/22	50,000,000	49,844,167
1.869%, due 9/16/22	12,000,000	11,952,260
Federal Home Loan Mortgage Corp.
1.153%, due 8/24/22	50,000,000	49,913,750
1.636%, due 9/6/22	29,572,000	29,482,306
Federal National Mortgage Association
1.294%, due 9/7/22	16,429,000	16,388,968
1.854%, due 9/21/22	40,000,000	39,831,900
U.S. Treasury Notes
0.125%, due 1/31/23	10,000	9,887
Total Government Agency Debt (Cost $386,216,853)		386,216,853
Treasury Debt 43.5%
U.S. Treasury Bills (a)
0.744%, due 7/5/22	10,000,000	9,999,175
0.805%, due 7/12/22	5,000,000	4,998,771
0.724%, due 7/14/22	68,000,000	67,982,248
1.01%, due 7/19/22	30,000,000	29,984,862
0.843%, due 7/21/22	33,000,000	32,984,572
0.984%, due 8/2/22	4,000,000	3,996,507
1.09%, due 8/9/22	12,000,000	11,985,861
0.995%, due 8/11/22	40,000,000	39,954,800
1.17%, due 8/23/22	33,000,000	32,943,277
1.538%, due 9/15/22	91,000,000	90,705,612
1.532%, due 9/20/22	15,000,000	14,948,482
1.535%, due 9/22/22	22,000,000	21,922,418
Total Treasury Debt (Cost $362,406,585)		362,406,585
	Principal Amount	Value

Treasury Repurchase Agreements 10.3%
RBC Capital Markets LLC 1.48%, dated 6/30/22 due 7/1/22 Proceeds at Maturity $45,733,880 (Collateralized by United States Treasury securities with rates between 0.00% and 4.38% and maturity dates between 12/22/22 and 2/15/48, with a Principal Amount of $47,712,841 and a Market Value of $46,648,629)	45,732,000	$ 45,732,000
TD Securities, Inc. 1.49%, dated 6/30/22 due 7/1/22 Proceeds at Maturity $40,001,656 (Collateralized by United States Treasury Note with a rate of 3.25% and maturity date of 06/30/27 , with a Principal Amount of $40,622,300 and a Market Value of $40,800,023)	40,000,000	40,000,000
Total Treasury Repurchase Agreements (Cost $85,732,000)		85,732,000
Total Short-Term Investments (Cost $834,355,438)	100.1%	834,355,438
Other Assets, Less Liabilities	(0.1)	(713,647)
Net Assets	100.0%	$ 833,641,791

†	Percentages indicated are based on Portfolio net assets.
(a)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$ —	$ 386,216,853	$ —	$ 386,216,853
Treasury Debt	—	362,406,585	—	362,406,585
Treasury Repurchase Agreements	—	85,732,000	—	85,732,000
Total Investments in Securities	$ —	$ 834,355,438	$ —	$ 834,355,438

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP U.S. Government Money Market Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in securities, at value (amortized cost $748,623,438)	$748,623,438
Repurchase agreements, at value (amortized cost $85,732,000)	85,732,000
Cash	536
Receivables:
Interest	3,541
Other assets	6,225
Total assets	834,365,740
Liabilities
Payables:
Manager (See Note 3)	169,076
Shareholder communication	48,598
Professional fees	30,114
Custodian	10,699
Trustees	1,715
Accrued expenses	3,770
Dividends payable	459,977
Total liabilities	723,949
Net assets	$833,641,791
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 833,558
Additional paid-in-capital	832,795,271
833,628,829
Total distributable earnings (loss)	12,962
Net assets	$833,641,791
Initial Class
Net assets applicable to outstanding shares	$833,641,791
Shares of beneficial interest outstanding	833,557,658
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$1,367,566
Expenses
Manager (See Note 3)	1,376,785
Professional fees	37,156
Shareholder communication	29,505
Custodian	8,735
Trustees	7,192
Miscellaneous	7,915
Total expenses before waiver/reimbursement	1,467,288
Expense waiver/reimbursement from Manager (See Note 3)	(817,367)
Net expenses	649,921
Net investment income (loss)	717,645
Realized Gain (Loss)
Net realized gain (loss) on investments	(1,922)
Net increase (decrease) in net assets resulting from operations	$ 715,723
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP U.S. Government Money Market Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 717,645	$ 70,668
Net realized gain (loss)	(1,922)	2,617
Net increase (decrease) in net assets resulting from operations	715,723	73,285
Distributions to shareholders:
Initial Class	(717,645)	(70,685)
Capital share transactions:
Net proceeds from sales of shares	459,237,290	565,120,376
Net asset value of shares issued to shareholders in reinvestment of distributions	262,966	65,395
Cost of shares redeemed	(255,890,904)	(762,204,170)
Increase (decrease) in net assets derived from capital share transactions	203,609,352	(197,018,399)
Net increase (decrease) in net assets	203,607,430	(197,015,799)
Net Assets
Beginning of period	630,034,361	827,050,160
End of period	$ 833,641,791	$ 630,034,361
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.00‡	0.00‡	0.00‡	0.02	0.01	0.00‡
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00‡	0.00‡	0.00‡	0.02	0.01	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	0.00‡	(0.02)	(0.01)	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	0.09%	0.01%	0.24%	1.78%	1.38%	0.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.20%††	0.01%	0.15%	1.78%	1.37%	0.41%
Net expenses	0.18%††	0.04%	0.16%	0.44%	0.44%	0.44%
Expenses (before waiver/reimbursement)	0.41%††	0.41%	0.42%	0.44%	0.44%	0.44%
Net assets at end of period (in 000's)	$ 833,642	$ 630,034	$ 827,050	$ 396,254	$ 512,490	$ 496,871

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP U.S. Government Money Market Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
(B) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs

15

Notes to Financial Statements (Unaudited) (continued)
to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2022, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net

16	MainStay VP U.S. Government Money Market Portfolio

realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
(F) Expenses.  Expenses of the Fund are allocated to the individual Funds in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.
Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of June 30, 2022, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related
17

Notes to Financial Statements (Unaudited) (continued)
investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% up to
$500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.28% of average daily net assets. This agreement will remain in effect until May 1, 2023 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended June 30, 2022, the effective management fee rate was 0.38%.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,376,785 and paid the Subadvisor in the amount of $455,874. Additionally, New York Life Investments reimbursed expenses in the amount of $817,367, without which the Portfolio's total returns would have been lower.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.

18	MainStay VP U.S. Government Money Market Portfolio

During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$70,685
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class (at $1 per share)	Shares
Six-month period ended June 30, 2022:
Shares sold	459,191,370
Shares issued to shareholders in reinvestment of distributions	262,940
Shares redeemed	(255,865,318)
Net increase (decrease)	203,588,992
Year ended December 31, 2021:
Shares sold	565,063,871
Shares issued to shareholders in reinvestment of distributions	65,388
Shares redeemed	(762,127,958)
Net increase (decrease)	(196,998,699)
Note 7–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
19

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file a Form N-MFP every month disclosing its portfolio holdings. The Portfolio's Form N-MFP is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
20	MainStay VP U.S. Government Money Market Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
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You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
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MainStay VP MacKay Convertible Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP MacKay Convertible Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Initial Class Shares	10/1/1996	-15.87%	-13.30%	9.46%	10.14%	0.56%
Service Class Shares	6/5/2003	-15.98	-13.52	9.18	9.87	0.81
Service 2 Class Shares	4/26/2016	-16.01	-13.59	9.08	10.06	0.91

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[2]	-20.21%	-20.63%	10.03%	10.64%
Morningstar Convertibles Category Average[3]	-18.82	-18.83	7.76	8.25

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The ICE BofA U.S. Convertible Index is the Portfolio’s primary benchmark. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock.
3.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
6	MainStay VP MacKay Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$841.30	$2.56	$1,022.02	$2.81	0.56%
Service Class Shares	$1,000.00	$840.20	$3.70	$1,020.78	$4.06	0.81%
Service 2 Class Shares	$1,000.00	$839.90	$4.15	$1,020.28	$4.56	0.91%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of June 30, 2022 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
2.	EQT Corp., 1.75%, due 5/1/26
3.	Danaher Corp., 5.00%, Series B
4.	Elevance Health, Inc., 2.75%, due 10/15/42
5.	NICE Ltd., (zero coupon), due 9/15/25
6.	Palo Alto Networks, Inc., 0.375%-0.75%, due 7/1/23–6/1/25
7.	BioMarin Pharmaceutical, Inc., 1.25%, due 5/15/27
8.	Microchip Technology, Inc., 0.125%, due 11/15/24
9.	Southwest Airlines Co., 1.25%, due 5/1/25
10.	Chart Industries, Inc., 1.00%, due 11/15/24

8	MainStay VP MacKay Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP MacKay Convertible Portfolio returned −15.87% for Initial Class shares, −15.98% for Service Class shares and −16.01% for Service 2 Class shares. Over the same period, all share classes outperformed the −20.21% return of the ICE BofA U.S. Convertible Index (“the Index”), which is the Portfolio’s benchmark, and the −18.82% return of the Morningstar Convertibles Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Index largely as a result of overweight exposure to the energy sector and underweight exposure to numerous, richly valued securities in the information technology, consumer discretionary and alternative energy sectors. Our investment process, which generally favors more valued-oriented companies based on their free-cash-flow profile, helped the Portfolio avoid many of the richly valued sectors and identify winners in the energy sector.
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Performance relative to the Index benefited from the Portfolio’s underweight exposure to richly-valued information technology companies, which have a large presence in the Index and were vulnerable to sharp declines as interest rates rose.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
In addition to the energy sector, making strong positive contributions to the Portfolio’s relative performance during the reporting period were consumer discretionary, information technology and communication services. (Contributions take weightings and total returns into account.) The Portfolio’s strong relative performance in these sectors was largely attributable to certain securities that the Portfolio did not own and which performed poorly, such as retailer Wayfair in consumer discretionary, and online video and photography platform Snap in communication services. During the reporting period, only the industrials sector undermined relative performance, primarily due to the Portfolio’s holding of aircraft leasing company Atlas Air Worldwide. All other sectors enjoyed positive relative performance versus the Index.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The Portfolio’s three best-performing individual holdings included the convertible bonds of EQT, Pioneer Natural Resources and Elevance Health (formerly Anthem). Convertible bonds issued by EQT, an Appalachian natural gas producer, rose sharply as the price for natural gas soared due to a colder-than-normal winter in the United States. In addition, shipments of liquified natural gas to Asia and Europe increased as countries in those regions needed to find alternative sources of fuel to offset lost supply from Russia. The convertible bonds of petroleum producer Pioneer Natural Resources rose as the company continued to benefit from elevated crude oil prices. Prices for crude oil approached record highs as inventories fell well-below historical averages as a result of a shortfall in production in the United States and elevated demand as most global, pandemic-related lockdowns ended. The convertible bonds of health insurer Elevance rose as the company continued to exceed earnings estimates due to strong membership growth and below-average medical claims.
The Portfolio’s weakest individual holdings included the convertible bonds of Ford Motor, the convertible preferred shares of Danaher and the convertibles bonds of Etsy. The convertible bonds of Ford Motor declined as investors grew concerned about short-term impediments, including a shortage of parts and the rise in interest rates that made purchasing a vehicle more expensive for consumers who finance the purchase. Investors also became concerned about the longer-term implications of a possible recession, which would likely hurt auto sales. The convertible preferred shares of laboratory and testing company Danaher fell despite the company’s better-than-expected first quarter 2022 earnings. Investors likely remained concerned that Danaher’s testing business could experience a slowdown as COVID-19 testing tapered off. The convertible bonds of website crafts company Etsy fell as the company reported slowing sales and lowered revenue guidance for the balance of 2022. As with Ford, investors also grew concerned that a recession could lead to decreased demand for discretionary purchases.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated a position in the convertible bonds of Dropbox and added to its positions in MGP Ingredients and Uber Technologies. The Portfolio initiated the position in software developer Dropbox due to our view of the company’s attractive valuation based on its free cash flow profile. The Portfolio purchased the convertible bonds of distillers MGP Ingredients when the company offered convertible bonds in an initial public offering. The Portfolio added to the position in the

1.	See page 5 for more information on benchmark and peer group returns.
9

months following the offering. The Portfolio also added to its holding of pharmaceutical company BioMarin, as we believe the company is likely to receive U.S. approval for its novel drug therapy for hemophilia.
During the reporting period, the Portfolio trimmed its holdings in the convertible bonds of solar inverter developer SolarEdge as the shares of the company appeared to us to be fully valued. The Portfolio completely exited the convertible preferred shares of LyondellBasell based on our concerns about the liquidity of the securities following the acquisition of specialty chemical manufacturer A. Shulman, the original issuer of the securities, by Lyondell. The Portfolio also completely exited its position in the convertible bonds of Neurocrine Biosciences after the company made an offer to purchase the bonds at a price higher than the prevailing market price.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio increased its exposure to the consumer staples, energy and utilities sectors. Conversely, the Portfolio decreased its exposure to the consumer discretionary and financials sectors.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held overweight exposure relative to the Index in the energy, industrials and consumer staples sectors. As of the same date, the Portfolio held underweight exposure to financials, communication services and utilities.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP MacKay Convertible Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 2.8%
Corporate Bonds 2.8%
Biotechnology 0.2%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,895,000	$ 3,818,451
Commercial Services 0.6%
Block, Inc.
0.25%, due 11/1/27	13,105,000	9,607,160
Leisure Time 0.2%
NCL Corp. Ltd.
5.375%, due 8/1/25	2,860,000	2,749,318
Oil & Gas 0.0% ‡
Valaris Ltd.
Series 1145
8.25% (8.25% Cash or 12.00% PIK), due 4/30/28 (a)	801,000	776,970
Oil & Gas Services 0.0% ‡
Weatherford International Ltd.
11.00%, due 12/1/24 (b)	138,000	139,035
Semiconductors 1.5%
Silicon Laboratories, Inc.
0.625%, due 6/15/25	18,986,000	24,634,335
Software 0.3%
Five9, Inc.
0.50%, due 6/1/25	4,933,000	4,824,474
Total Corporate Bonds (Cost $56,541,481)		46,549,743
Total Long-Term Bonds (Cost $56,541,481)		46,549,743
Convertible Securities 92.9%
Convertible Bonds 83.2%
Airlines 2.7%
American Airlines Group, Inc.
6.50%, due 7/1/25	6,895,000	7,278,917
JetBlue Airways Corp.
0.50%, due 4/1/26	4,623,000	3,423,332
Southwest Airlines Co.
1.25%, due 5/1/25	29,005,000	34,262,156
		44,964,405
	Principal Amount	Value

Auto Manufacturers 1.8%
Ford Motor Co.
(zero coupon), due 3/15/26	$ 32,843,000	$ 30,117,031
Beverages 1.0%
MGP Ingredients, Inc.
1.875%, due 11/15/41 (b)	14,482,000	17,263,500
Biotechnology 4.4%
BioMarin Pharmaceutical, Inc.
1.25%, due 5/15/27 (c)	37,741,000	37,695,711
Guardant Health, Inc.
(zero coupon), due 11/15/27	7,494,000	4,665,015
Halozyme Therapeutics, Inc.
0.25%, due 3/1/27 (c)	3,493,000	3,098,913
Illumina, Inc.
(zero coupon), due 8/15/23 (c)	19,199,000	18,344,645
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26	9,307,000	8,509,390
		72,313,674
Commercial Services 2.4%
Alarm.com Holdings, Inc.
(zero coupon), due 1/15/26	3,250,000	2,669,875
Block, Inc.
(zero coupon), due 5/1/26 (c)	14,812,000	11,790,352
Chegg, Inc.
(zero coupon), due 9/1/26	10,000,000	7,485,000
Euronet Worldwide, Inc.
0.75%, due 3/15/49 (c)	11,685,000	11,933,306
Repay Holdings Corp.
(zero coupon), due 2/1/26 (b)	2,180,000	1,692,225
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,185,000	1,235,955
Shift4 Payments, Inc.
(zero coupon), due 12/15/25	2,300,000	1,854,950
0.50%, due 8/1/27 (b)	1,180,000	828,950
		39,490,613
Computers 2.8%
Lumentum Holdings, Inc.
0.50%, due 12/15/26	26,640,000	27,423,216
Parsons Corp.
0.25%, due 8/15/25	2,878,000	3,037,729
Western Digital Corp.
1.50%, due 2/1/24 (d)	4,634,000	4,425,470
Zscaler, Inc.
0.125%, due 7/1/25	9,088,000	11,046,464
		45,932,879

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Cosmetics & Personal Care 0.5%
Beauty Health Co. (The)
1.25%, due 10/1/26 (b)	$ 11,004,000	$ 8,891,232
Diversified Financial Services 0.1%
Upstart Holdings, Inc.
0.25%, due 8/15/26 (b)	2,380,000	1,342,320
Electric 1.9%
NRG Energy, Inc.
2.75%, due 6/1/48	29,752,000	32,087,532
Energy-Alternate Sources 1.9%
Enphase Energy, Inc.
(zero coupon), due 3/1/26	9,315,000	9,277,740
NextEra Energy Partners LP
(zero coupon), due 11/15/25 (b)	10,860,000	11,278,110
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25 (c)	8,449,000	10,197,943
		30,753,793
Entertainment 2.5%
Live Nation Entertainment, Inc.
2.50%, due 3/15/23	9,704,000	12,572,502
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26	3,060,000	2,792,250
Vail Resorts, Inc.
(zero coupon), due 1/1/26 (c)	30,094,000	26,332,250
		41,697,002
Food 0.8%
Chefs' Warehouse, Inc. (The)
1.875%, due 12/1/24	11,724,000	13,013,640
Healthcare-Products 3.8%
CONMED Corp.
2.25%, due 6/15/27 (b)	24,108,000	22,613,304
Exact Sciences Corp.
0.375%, due 3/1/28 (c)	21,770,000	15,064,840
Haemonetics Corp.
(zero coupon), due 3/1/26	4,580,000	3,606,856
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,831,000	8,311,737
NuVasive, Inc.
0.375%, due 3/15/25	12,958,000	11,556,916
	Principal Amount	Value

Healthcare-Products (continued)
Omnicell, Inc.
0.25%, due 9/15/25	$ 1,735,000	$ 2,216,463
		63,370,116
Healthcare-Services 4.3%
Elevance Health, Inc.
2.75%, due 10/15/42	7,264,000	49,870,266
Teladoc Health, Inc.
1.25%, due 6/1/27	28,389,000	20,936,887
		70,807,153
Internet 9.9%
Booking Holdings, Inc.
0.75%, due 5/1/25 (c)	11,000,000	13,241,800
Etsy, Inc.
0.25%, due 6/15/28	26,578,000	19,601,275
Expedia Group, Inc.
(zero coupon), due 2/15/26 (c)	2,758,000	2,502,885
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (b)	13,160,000	13,745,620
Okta, Inc.
0.125%, due 9/1/25	7,194,000	6,337,914
Palo Alto Networks, Inc.
0.375%, due 6/1/25	11,770,000	20,232,630
0.75%, due 7/1/23	13,152,000	24,481,256
Q2 Holdings, Inc.
0.75%, due 6/1/26	2,800,000	2,336,600
Shopify, Inc.
0.125%, due 11/1/25	17,355,000	14,534,812
Snap, Inc.
(zero coupon), due 5/1/27	10,555,000	7,362,113
0.125%, due 3/1/28 (b)	4,870,000	3,411,435
Uber Technologies, Inc.
(zero coupon), due 12/15/25	14,485,000	11,627,366
Zendesk, Inc.
0.625%, due 6/15/25	9,259,000	9,013,636
Zillow Group, Inc.
2.75%, due 5/15/25	17,202,000	16,290,294
		164,719,636
Leisure Time 0.6%
NCL Corp. Ltd.
6.00%, due 5/15/24	1,756,000	1,954,604
Royal Caribbean Cruises Ltd.
4.25%, due 6/15/23	8,684,000	8,336,640
		10,291,244

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Convertible Portfolio

	Principal Amount	Value
Convertible Bonds (continued)
Machinery-Diversified 2.0%
Chart Industries, Inc.
1.00%, due 11/15/24 (b)	$ 11,488,000	$ 33,056,720
Media 3.7%
Cable One, Inc.
1.125%, due 3/15/28	18,790,000	15,839,970
DISH Network Corp.
(zero coupon), due 12/15/25	20,445,000	14,415,769
Liberty Media Corp.
1.375%, due 10/15/23	11,955,000	14,053,103
Liberty Media Corp.-Liberty Formula One
1.00%, due 1/30/23	9,954,000	17,204,245
		61,513,087
Oil & Gas 8.2%
Centennial Resource Production LLC
3.25%, due 4/1/28	14,611,000	18,318,541
EQT Corp.
1.75%, due 5/1/26	24,479,000	57,782,680
Pioneer Natural Resources Co.
0.25%, due 5/15/25	27,292,000	59,141,764
		135,242,985
Oil & Gas Services 2.7%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	22,085,000	21,223,685
Oil States International, Inc.
4.75%, due 4/1/26 (b)	25,907,000	23,494,411
		44,718,096
Pharmaceuticals 1.7%
Dexcom, Inc.
0.25%, due 11/15/25 (c)	16,942,000	15,586,640
Pacira BioSciences, Inc.
0.75%, due 8/1/25	11,671,000	12,114,498
		27,701,138
Real Estate Investment Trusts 1.0%
Pebblebrook Hotel Trust
1.75%, due 12/15/26	5,863,000	5,250,316
Summit Hotel Properties, Inc.
1.50%, due 2/15/26 (c)	13,238,000	11,252,300
		16,502,616
Retail 2.5%
Burlington Stores, Inc.
2.25%, due 4/15/25	20,948,000	20,751,612
	Principal Amount	Value

Retail (continued)
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26 (c)	$ 9,488,000	$ 7,282,040
Patrick Industries, Inc.
1.75%, due 12/1/28 (b)	17,313,000	13,936,965
		41,970,617
Semiconductors 3.7%
Impinj, Inc.
1.125%, due 5/15/27 (b)	4,870,000	4,070,540
Microchip Technology, Inc.
0.125%, due 11/15/24 (c)	35,083,000	35,083,000
ON Semiconductor Corp.
1.625%, due 10/15/23	5,984,000	14,618,912
Rambus, Inc.
1.375%, due 2/1/23	3,527,000	4,237,691
Wolfspeed, Inc.
0.25%, due 2/15/28 (b)	4,886,000	4,067,595
		62,077,738
Software 10.4%
Akamai Technologies, Inc.
0.375%, due 9/1/27	18,297,000	18,269,554
Avalara, Inc.
0.25%, due 8/1/26 (b)	2,365,000	1,845,883
Bentley Systems, Inc.
0.125%, due 1/15/26	3,445,000	2,985,093
Bill.com Holdings, Inc.
(zero coupon), due 12/1/25	5,190,000	5,223,735
Coupa Software, Inc.
0.375%, due 6/15/26 (c)	11,250,000	8,493,750
Datadog, Inc.
0.125%, due 6/15/25	10,168,000	12,908,276
DigitalOcean Holdings, Inc.
(zero coupon), due 12/1/26 (b)	6,410,000	4,819,679
Dropbox, Inc.
(zero coupon), due 3/1/28	12,063,000	10,607,901
Envestnet, Inc.
1.75%, due 6/1/23	21,941,000	22,009,566
Everbridge, Inc.
0.125%, due 12/15/24	13,318,000	11,645,454
MongoDB, Inc.
0.25%, due 1/15/26	7,540,000	10,572,965
RingCentral, Inc.
(zero coupon), due 3/1/25	28,729,000	23,629,602
Splunk, Inc.
0.50%, due 9/15/23	17,072,000	16,423,264
Workday, Inc.
0.25%, due 10/1/22	11,687,000	12,247,976
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Ziff Davis, Inc.
1.75%, due 11/1/26 (b)	$ 3,285,000	$ 3,181,522
Zynga, Inc.
(zero coupon), due 12/15/26	8,495,000	8,537,475
		173,401,695
Telecommunications 4.3%
Infinera Corp.
2.50%, due 3/1/27	4,490,000	4,522,505
InterDigital, Inc.
2.00%, due 6/1/24	2,860,000	2,811,809
NICE Ltd.
(zero coupon), due 9/15/25 (c)	48,248,000	47,644,900
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,133,000	15,987,956
		70,967,170
Transportation 1.1%
Atlas Air Worldwide Holdings, Inc.
1.875%, due 6/1/24	15,022,000	17,688,405
Trucking & Leasing 0.5%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28	9,472,000	8,856,320
Total Convertible Bonds (Cost $1,464,346,409)		1,380,752,357

	Shares
Convertible Preferred Stocks 9.7%
Banks 1.7%
Bank of America Corp.
Series L
7.25% (e)	11,636	14,015,562
Wells Fargo & Co.
Series L
7.50% (e)	12,264	14,907,014
		28,922,576
Capital Markets 1.0%
KKR & Co., Inc.
Series C
6.00%	283,400	16,570,398
	Shares	Value

Electric Utilities 0.9%
PG&E Corp.
5.50%	154,100	$ 14,731,960
Health Care Equipment & Supplies 0.3%
Becton Dickinson and Co.
Series B
6.00%	106,750	5,279,855
Independent Power and Renewable Electricity Producers 0.8%
AES Corp. (The)
6.875%	150,600	13,001,298
Life Sciences Tools & Services 3.1%
Danaher Corp.
Series B
5.00% (c)	38,229	50,584,995
Machinery 0.8%
RBC Bearings, Inc.
Series A
5.00%	17,043	1,624,198
Stanley Black & Decker, Inc.
5.25%	164,200	11,065,438
		12,689,636
Semiconductors & Semiconductor Equipment 1.1%
Broadcom, Inc.
Series A
8.00%	12,125	18,225,694
Total Convertible Preferred Stocks (Cost $173,509,116)		160,006,412
Total Convertible Securities (Cost $1,637,855,525)		1,540,758,769
Common Stocks 1.4%
Banks 0.5%
Bank of America Corp.	267,678	8,332,816
Energy Equipment & Services 0.5%
Valaris Ltd. (c)(f)	111,802	4,722,517
Weatherford International plc (f)	157,538	3,335,079
		8,057,596
Oil, Gas & Consumable Fuels 0.4%
Kosmos Energy Ltd. (f)	405,651	2,510,980
PDC Energy, Inc.	79,100	4,873,351
		7,384,331

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Convertible Portfolio

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 0.0% ‡
Pacira BioSciences, Inc. (f)	49	$ 2,857
Total Common Stocks (Cost $17,210,145)		23,777,600
Short-Term Investments 11.8%
Affiliated Investment Company 2.8%
MainStay U.S. Government Liquidity Fund, 0.898% (g)	45,935,420	45,935,420
Unaffiliated Investment Companies 9.0%
BlackRock Liquidity FedFund, 1.437% (g)(h)	125,000,000	125,000,000
Invesco Government and Agency Portfolio, 1.462% (g)(h)	24,613,459	24,613,459
		149,613,459
Total Short-Term Investments (Cost $195,548,879)		195,548,879
Total Investments (Cost $1,907,156,030)	108.9%	1,806,634,991
Other Assets, Less Liabilities	(8.9)	(147,100,597)
Net Assets	100.0%	$ 1,659,534,394

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.

(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $153,915,109; the total market value of collateral held by the Portfolio was $157,744,503. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $8,131,044. The Portfolio received cash collateral with a value of $149,613,459. (See Note 2(G))
(d)	Step coupon—Rate shown was the rate in effect as of June 30, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Non-income producing security.
(g)	Current yield as of June 30, 2022.
(h)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 98,790	$ 94,279	$ (147,134)	$ —	$ —	$ 45,935	$ 59	$ —	45,935
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 46,549,743	$ —	$ 46,549,743
Total Corporate Bonds	—	46,549,743	—	46,549,743
Convertible Securities
Convertible Bonds	—	1,380,752,357	—	1,380,752,357
Convertible Preferred Stocks	160,006,412	—	—	160,006,412
Total Convertible Securities	160,006,412	1,380,752,357	—	1,540,758,769
Common Stocks	23,777,600	—	—	23,777,600
Short-Term Investments
Affiliated Investment Company	45,935,420	—	—	45,935,420
Unaffiliated Investment Companies	149,613,459	—	—	149,613,459
Total Short-Term Investments	195,548,879	—	—	195,548,879
Total Investments in Securities	$ 379,332,891	$ 1,427,302,100	$ —	$ 1,806,634,991

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Convertible Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,861,220,610) including securities on loan of $153,915,109	$1,760,699,571
Investment in affiliated investment companies, at value (identified cost $45,935,420)	45,935,420
Receivables:
Dividends and interest	3,689,047
Portfolio shares sold	494,245
Securities lending	166,999
Other assets	16,911
Total assets	1,811,002,193
Liabilities
Cash collateral received for securities on loan	149,613,459
Due to custodian	1,374
Payables:
Portfolio shares redeemed	821,256
Manager (See Note 3)	777,169
NYLIFE Distributors (See Note 3)	193,735
Professional fees	40,972
Custodian	15,505
Shareholder communication	2,996
Trustees	1,333
Total liabilities	151,467,799
Net assets	$1,659,534,394
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 109,106
Additional paid-in-capital	1,556,671,610
1,556,780,716
Total distributable earnings (loss)	102,753,678
Net assets	$1,659,534,394
Initial Class
Net assets applicable to outstanding shares	$767,252,377
Shares of beneficial interest outstanding	50,150,475
Net asset value per share outstanding	$ 15.30
Service Class
Net assets applicable to outstanding shares	$885,160,050
Shares of beneficial interest outstanding	58,484,747
Net asset value per share outstanding	$ 15.13
Service 2 Class
Net assets applicable to outstanding shares	$ 7,121,967
Shares of beneficial interest outstanding	470,507
Net asset value and offering price per share outstanding	$ 15.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 6,098,875
Dividends-unaffiliated	4,544,285
Securities lending, net	841,683
Dividends-affiliated	59,412
Total income	11,544,255
Expenses
Manager (See Note 3)	5,084,259
Distribution/Service—Service Class (See Note 3)	1,267,647
Distribution/Service—Service 2 Class (See Note 3)	9,668
Professional fees	90,290
Shareholder communication	47,084
Trustees	20,345
Custodian	19,215
Shareholder service (See Note 3)	3,867
Miscellaneous	33,658
Total expenses	6,576,033
Net investment income (loss)	4,968,222
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	9,632,219
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(338,293,108)
Net realized and unrealized gain (loss)	(328,660,889)
Net increase (decrease) in net assets resulting from operations	$(323,692,667)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Convertible Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,968,222	$ 7,292,515
Net realized gain (loss)	9,632,219	248,922,270
Net change in unrealized appreciation (depreciation)	(338,293,108)	(98,533,563)
Net increase (decrease) in net assets resulting from operations	(323,692,667)	157,681,222
Distributions to shareholders:
Initial Class	(23,727,619)	(55,054,387)
Service Class	(26,750,318)	(63,916,632)
Service 2 Class	(197,534)	(497,943)
Total distributions to shareholders	(50,675,471)	(119,468,962)
Capital share transactions:
Net proceeds from sales of shares	72,196,830	742,122,288
Net asset value of shares issued to shareholders in reinvestment of distributions	50,675,471	119,468,962
Cost of shares redeemed	(174,092,208)	(176,472,885)
Increase (decrease) in net assets derived from capital share transactions	(51,219,907)	685,118,365
Net increase (decrease) in net assets	(425,588,045)	723,330,625
Net Assets
Beginning of period	2,085,122,439	1,361,791,814
End of period	$1,659,534,394	$2,085,122,439
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 18.68	$ 18.17	$ 13.60	$ 12.31	$ 13.29	$ 12.28
Net investment income (loss) (a)	0.06	0.10	0.10	0.13	0.17	0.18
Net realized and unrealized gain (loss)	(2.97)	1.56	4.74	2.56	(0.41)	1.28
Total from investment operations	(2.91)	1.66	4.84	2.69	(0.24)	1.46
Less distributions:
From net investment income	(0.47)	(0.22)	(0.11)	(0.20)	(0.23)	(0.23)
From net realized gain on investments	—	(0.93)	(0.16)	(1.20)	(0.51)	(0.22)
Total distributions	(0.47)	(1.15)	(0.27)	(1.40)	(0.74)	(0.45)
Net asset value at end of period	$ 15.30	$ 18.68	$ 18.17	$ 13.60	$ 12.31	$ 13.29
Total investment return (b)	(15.87)%	9.25%	36.04%	22.46%	(2.27)%	11.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%††	0.51%	0.70%	0.94%	1.24%	1.40%
Net expenses (c)	0.56%††	0.56%	0.61%	0.61%	0.61%	0.62%
Portfolio turnover rate	8%	41%	49%	26%	43%	34%
Net assets at end of period (in 000's)	$ 767,252	$ 946,696	$ 370,733	$ 202,104	$ 177,136	$ 227,285

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 18.48	$ 17.99	$ 13.47	$ 12.21	$ 13.18	$ 12.18
Net investment income (loss) (a)	0.03	0.05	0.06	0.09	0.13	0.15
Net realized and unrealized gain (loss)	(2.93)	1.54	4.69	2.53	(0.40)	1.26
Total from investment operations	(2.90)	1.59	4.75	2.62	(0.27)	1.41
Less distributions:
From net investment income	(0.45)	(0.17)	(0.07)	(0.16)	(0.19)	(0.19)
From net realized gain on investments	—	(0.93)	(0.16)	(1.20)	(0.51)	(0.22)
Total distributions	(0.45)	(1.10)	(0.23)	(1.36)	(0.70)	(0.41)
Net asset value at end of period	$ 15.13	$ 18.48	$ 17.99	$ 13.47	$ 12.21	$ 13.18
Total investment return (b)	(15.98)%	8.98%	35.70%	22.15%	(2.52)%	11.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%††	0.25%	0.44%	0.69%	0.99%	1.15%
Net expenses (c)	0.81%††	0.81%	0.86%	0.86%	0.86%	0.87%
Portfolio turnover rate	8%	41%	49%	26%	43%	34%
Net assets at end of period (in 000's)	$ 885,160	$ 1,129,151	$ 982,863	$ 752,670	$ 592,673	$ 565,974

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Convertible Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class 2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 18.48	$ 18.00	$ 13.47	$ 12.21	$ 13.18	$ 12.18
Net investment income (loss) (a)	0.03	0.03	0.05	0.08	0.12	0.14
Net realized and unrealized gain (loss)	(2.93)	1.53	4.70	2.53	(0.40)	1.26
Total from investment operations	(2.90)	1.56	4.75	2.61	(0.28)	1.40
Less distributions:
From net investment income	(0.44)	(0.15)	(0.06)	(0.15)	(0.18)	(0.18)
From net realized gain on investments	—	(0.93)	(0.16)	(1.20)	(0.51)	(0.22)
Total distributions	(0.44)	(1.08)	(0.22)	(1.35)	(0.69)	(0.40)
Net asset value at end of period	$ 15.14	$ 18.48	$ 18.00	$ 13.47	$ 12.21	$ 13.18
Total investment return (b)	(16.01)%	8.87%	35.57%	22.03%	(2.59)%	11.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%††	0.16%	0.32%	0.56%	0.88%	1.05%
Net expenses (c)	0.91%††	0.91%	0.96%	0.96%	0.96%	0.97%
Portfolio turnover rate	8%	41%	49%	26%	43%	34%
Net assets at end of period (in 000's)	$ 7,122	$ 9,275	$ 8,196	$ 6,555	$ 3,016	$ 2,179

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	October 1, 1996
Service Class	June 5, 2003
Service 2 Class	April 26, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, each of Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to such Class's shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.
The Portfolio's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

22	MainStay VP MacKay Convertible Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Certain convertible preferred stocks may be valued utilizing evaluated prices based on market inputs obtained from the pricing vendor and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of June 30, 2022, are shown in the Portfolio of Investments.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible
23

Notes to Financial Statements (Unaudited) (continued)
and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Premium associated with the conversion feature on a convertible bond is not amortized.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

24	MainStay VP MacKay Convertible Portfolio

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.54%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $5,084,259 and paid the Subadvisor fees of $2,542,132.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments.
25

Notes to Financial Statements (Unaudited) (continued)
These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.
The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.
(C) Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for Service Class and Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc.(“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended June 30, 2022, all associated fees were paid by the Manager.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,911,107,676	$136,215,431	$(240,688,116)	$(104,472,685)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$ 38,710,804
Long-Term Capital Gains	80,758,158
Total	$119,468,962
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit

26	MainStay VP MacKay Convertible Portfolio

Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $146,203 and $188,706, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	713,858	$ 12,220,386
Shares issued to shareholders in reinvestment of distributions	1,358,140	23,727,619
Shares redeemed	(2,610,399)	(44,241,517)
Net increase (decrease)	(538,401)	$ (8,293,512)
Year ended December 31, 2021:
Shares sold	28,905,024	$ 539,730,987
Shares issued to shareholders in reinvestment of distributions	2,990,672	55,054,387
Shares redeemed	(1,606,291)	(30,266,824)
Net increase (decrease)	30,289,405	$ 564,518,550

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	3,064,878	$ 52,010,156
Shares issued to shareholders in reinvestment of distributions	1,543,023	26,750,318
Shares redeemed	(7,222,599)	(121,110,663)
Net increase (decrease)	(2,614,698)	$ (42,350,189)
Year ended December 31, 2021:
Shares sold	10,612,726	$ 197,997,196
Shares issued to shareholders in reinvestment of distributions	3,510,792	63,916,632
Shares redeemed	(7,643,368)	(142,139,912)
Net increase (decrease)	6,480,150	$ 119,773,916

Service 2 Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	480,592	$ 7,966,288
Shares issued to shareholders in reinvestment of distributions	11,385	197,534
Shares redeemed	(523,360)	(8,740,028)
Net increase (decrease)	(31,383)	$ (576,206)
Year ended December 31, 2021:
Shares sold	235,940	$ 4,394,105
Shares issued to shareholders in reinvestment of distributions	27,351	497,943
Shares redeemed	(216,834)	(4,066,149)
Net increase (decrease)	46,457	$ 825,899
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
28	MainStay VP MacKay Convertible Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
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New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
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You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
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(NYLIAC) NI512

MainStay VP Wellington Growth Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Wellington Growth Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1,2,3]	Six Months[4]	One Year	Five Years	Ten Years	Gross Expense Ratio[5]
Initial Class Shares	1/29/1993	-32.66%	-29.07%	9.03%	9.74%	0.73%
Service Class Shares	6/5/2003	-32.74	-29.24	8.75	9.46	0.98

1.	Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio’s Subadvisor. The past performance in the graph and table reflect the Subadvisors and strategies in place during their respective time periods.
2.	Effective January 1, 2018 due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
3.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
4.	Not annualized.
5.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	-28.07%	-18.77%	14.29%	14.80%
Morningstar Large Growth Category Average[3]	-29.41	-24.62	10.61	12.11

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$673.40	$2.99	$1,021.22	$3.61	0.72%
Service Class Shares	$1,000.00	$672.60	$4.02	$1,019.98	$4.86	0.97%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Growth Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Software	18.0%
IT Services	14.9
Interactive Media & Services	8.8
Technology Hardware, Storage & Peripherals	8.7
Semiconductors & Semiconductor Equipment	5.6
Internet & Direct Marketing Retail	4.8
Health Care Equipment & Supplies	4.0
Health Care Providers & Services	3.9
Capital Markets	3.4
Professional Services	2.8
Aerospace & Defense	2.4
Life Sciences Tools & Services	2.3
Beverages	2.2
Textiles, Apparel & Luxury Goods	2.2
Hotels, Restaurants & Leisure	2.0
Insurance	1.7%
Automobiles	1.7
Equity Real Estate Investment Trusts	1.5
Consumer Finance	1.3
Energy Equipment & Services	1.1
Pharmaceuticals	1.0
Road & Rail	0.6
Machinery	0.3
Specialty Retail	0.2
Media	0.0‡
Short–Term Investments	4.7
Other Assets, Less Liabilities	–0.1
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc., Class C
4.	Mastercard, Inc., Class A
5.	Amazon.com, Inc.
6.	UnitedHealth Group, Inc.
7.	Constellation Brands, Inc., Class A
8.	Salesforce, Inc.
9.	Fidelity National Information Services, Inc.
10.	Global Payments, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Andrew J. Shilling, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Wellington Growth Portfolio returned −32.66% for Initial Class shares and −32.74% for Service Class shares. Over the same period, both share classes underperformed the −28.07% return of the Russell 1000® Growth Index (“the Index”), which is the Portfolio’s benchmark, and the −29.41% return of the Morningstar Large Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio underperformed the Index primarily due to security selection.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
Security selection in the information technology, health care and consumer discretionary sectors detracted from results relative to the Index. Sector allocation, a result of our bottom-up stock selection process, modestly offset relative underperformance. Positive allocation effect was driven by the Portfolio’s underweight allocation to the consumer discretionary sector and was partially offset by the Portfolio’s underweight exposure to consumer staples, which detracted.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The individual stocks making the strongest positive contributions to absolute performance included aerospace and defense technology company Northrop Grumman, managed healthcare and insurance company UnitedHealth Group, and auto insurance provider Progressive. (Contributions take weightings and total returns into account.) Shares of Northrop Grumman ended the reporting period higher, along with other defense stocks, in response to the Ukraine-Russia conflict. The company reported quarterly earnings slightly ahead of estimates in April 2022, and maintained 2022 fiscal year earnings and revenue guidance, which was in line with consensus estimates. Shares were further supported by plans announced by Germany to bolster its military strength for the first time in decades, in part through the purchase of fighter planes made in the United States. Shares of UnitedHealth Group rose as the company reported strong results in January 2022, in-line with expectations. Late in the reporting period, Optum, a division of UnitedHealth Group, announced a new program to help insurers cut down on "unnecessary lab testing," a move it anticipates will save insurers $3 billion annually. The program is intended to address the lack of oversight as new genetic tests enter the market. The Portfolio initiated a position in auto insurance provider Progressive in April 2022. The share price rose subsequently on strong net premiums written in April and May. Additionally, the company's board of directors renewed its authorization to repurchase shares.
The most significant detractors from absolute performance were consumer electronics maker Apple, software and cloud services company Microsoft and online retailer Amazon.com. All three were negatively affected by inflationary headwinds and rising interest rates, which set the stage for investors to rotate out of richly valued, growth-oriented issues. Shares of Apple ended the reporting period lower despite announcing better-than-expected fourth-quarter 2021 earnings. The company predicts supply constraints will cost $4 billion to $8 billion in revenue for the quarter ending in June 2022, as recent COVID-19-related factory closures in China and a global chip shortage pressured the outlook. In addition, Apple is reportedly planning to keep iPhone production constant relative to 2021, while market forecasts had previously indicated expectations of a modest increase in production levels. Shares of Microsoft lost ground amid a broad sell-off in high-growth names triggered by tighter monetary policy. Near the end of the reporting period, Microsoft delivered strong quarterly results across its product range, with management setting an optimistic tone while offering guidance for continued fundamental strength. Shares of Amazon.com fell after the company reported an unexpected loss for the first quarter of 2022. Results from both the company’s core online retailing business and its advertising unit came in below estimates; however, Amazon Web Services reported another strong quarter. The Portfolio maintained underweight positions in all three large benchmark constituents as of the end of the reporting period.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated positions in oil & gas services and equipment company Schlumberger, and athletic footwear and accessories maker Nike. The Portfolio initiated the Schlumberger position as drilling capacity demand increased due to Russia’s invasion of Ukraine, and in response to the subsequent, sanction-driven energy shortage. The Portfolio added the position in Nike as the company continued to shift into the direct-to-consumer channel, driving higher top-line growth and gross margins.
During the same period, the Portfolio eliminated positions in global online car auctions leader Copart and biotechnology developer Seagen. The Portfolio sold its Copart holdings following a period of strong performance as demand for used cars slowed. The Portfolio sold its Seagen shares after the stock soared on reports

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Growth Portfolio

indicating that pharmaceutical giant Merck might be interested in acquiring the company. While a deal did not appear imminent, there was also speculation that a marketing contract could be reached instead. The Portfolio eliminated the position on strength, in favor of more attractive opportunities.
How did the Portfolio’s sector weightings change during the reporting period?
The most notable increases to the Portfolio’s sector exposures during the reporting period were in the consumer discretionary, real estate, and financial sectors. Notable reductions to the Portfolio’s sector exposures were in the consumer staples, information technology, and industrials sectors.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held its most overweight exposures relative to the Index in the information technology and financials sectors. As of the same date, the Portfolio’s most significantly underweight positions were in the consumer discretionary and consumer staples sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 95.4%
Aerospace & Defense 2.4%
Airbus SE, ADR	132,462	$ 3,217,502
General Dynamics Corp.	21,002	4,646,692
Northrop Grumman Corp.	11,494	5,500,684
		13,364,878
Automobiles 1.7%
Tesla, Inc. (a)	13,874	9,343,029
Beverages 2.2%
Constellation Brands, Inc., Class A	53,266	12,414,174
Capital Markets 3.4%
Blackstone, Inc.	66,088	6,029,208
Charles Schwab Corp. (The)	46,081	2,911,398
S&P Global, Inc.	30,150	10,162,359
		19,102,965
Consumer Finance 1.3%
American Express Co.	54,554	7,562,276
Energy Equipment & Services 1.1%
Schlumberger NV	173,048	6,188,197
Equity Real Estate Investment Trusts 1.5%
American Tower Corp.	22,055	5,637,037
Equinix, Inc.	4,490	2,950,020
		8,587,057
Health Care Equipment & Supplies 4.0%
ABIOMED, Inc. (a)	29,052	7,190,660
Align Technology, Inc. (a)	14,188	3,357,874
Boston Scientific Corp. (a)	248,363	9,256,489
Stryker Corp.	14,801	2,944,363
		22,749,386
Health Care Providers & Services 3.9%
Elevance Health, Inc.	9,407	4,539,630
UnitedHealth Group, Inc.	33,655	17,286,218
		21,825,848
Hotels, Restaurants & Leisure 2.0%
Airbnb, Inc., Class A (a)	64,950	5,785,746
Hilton Worldwide Holdings, Inc.	47,444	5,287,159
		11,072,905
Insurance 1.7%
Marsh & McLennan Cos., Inc.	36,103	5,604,991
	Shares	Value

Insurance (continued)
Progressive Corp. (The)	35,916	$ 4,175,953
		9,780,944
Interactive Media & Services 8.8%
Alphabet, Inc., Class C (a)	15,208	33,266,740
Match Group, Inc. (a)	41,355	2,882,030
Meta Platforms, Inc., Class A (a)	39,502	6,369,697
ZoomInfo Technologies, Inc., Class A (a)	204,542	6,798,976
		49,317,443
Internet & Direct Marketing Retail 4.8%
Amazon.com, Inc. (a)	218,388	23,194,989
Etsy, Inc. (a)	52,917	3,874,054
		27,069,043
IT Services 14.9%
Block, Inc., Class A (a)	82,320	5,059,387
Fidelity National Information Services, Inc.	124,112	11,377,347
FleetCor Technologies, Inc. (a)	51,925	10,909,962
Global Payments, Inc.	98,875	10,939,530
Mastercard, Inc., Class A	83,670	26,396,212
MongoDB, Inc. (a)	10,001	2,595,259
Okta, Inc. (a)	35,050	3,168,520
Snowflake, Inc., Class A (a)	18,463	2,567,465
Visa, Inc., Class A	54,259	10,683,054
		83,696,736
Life Sciences Tools & Services 2.3%
Agilent Technologies, Inc.	49,234	5,847,522
Illumina, Inc. (a)	22,793	4,202,118
Mettler-Toledo International, Inc. (a)	2,717	3,121,208
		13,170,848
Machinery 0.3%
IDEX Corp.	8,669	1,574,550
Media 0.0% ‡
Interpublic Group of Cos., Inc. (The)	7,626	209,944
Pharmaceuticals 1.0%
Zoetis, Inc.	31,700	5,448,913
Professional Services 2.8%
Equifax, Inc.	26,736	4,886,806
TransUnion	134,842	10,786,012
		15,672,818
Road & Rail 0.6%
Uber Technologies, Inc. (a)	155,798	3,187,627

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Growth Portfolio

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 5.6%
Advanced Micro Devices, Inc. (a)	79,178	$ 6,054,742
ASML Holding NV (Registered)	6,199	2,949,980
Marvell Technology, Inc.	105,304	4,583,883
Microchip Technology, Inc.	94,474	5,487,050
Monolithic Power Systems, Inc.	6,424	2,467,073
NVIDIA Corp.	65,732	9,964,314
		31,507,042
Software 18.0%
Adobe, Inc. (a)	13,937	5,101,778
Autodesk, Inc. (a)	40,202	6,913,136
Avalara, Inc. (a)	60,547	4,274,618
Ceridian HCM Holding, Inc. (a)	83,305	3,921,999
Intuit, Inc.	12,765	4,920,142
Microsoft Corp.	226,307	58,122,426
nCino, Inc. (a)(b)	93,018	2,876,117
Salesforce, Inc. (a)	71,187	11,748,703
ServiceNow, Inc. (a)	7,699	3,661,028
		101,539,947
Specialty Retail 0.2%
Burlington Stores, Inc. (a)	8,901	1,212,583
Technology Hardware, Storage & Peripherals 8.7%
Apple, Inc.	357,613	48,892,849
Textiles, Apparel & Luxury Goods 2.2%
Lululemon Athletica, Inc. (a)	22,974	6,262,942
NIKE, Inc., Class B	58,187	5,946,712
		12,209,654
Total Common Stocks (Cost $612,822,695)		536,701,656
	Shares	Value
Short-Term Investments 4.7%
Affiliated Investment Company 4.4%
MainStay U.S. Government Liquidity Fund, 0.898% (c)	25,029,249	$ 25,029,249
Unaffiliated Investment Company 0.3%
Invesco Government and Agency Portfolio, 1.462% (c)(d)	1,501,770	1,501,770
Total Short-Term Investments (Cost $26,531,019)		26,531,019
Total Investments (Cost $639,353,714)	100.1%	563,232,675
Other Assets, Less Liabilities	(0.1)	(543,682)
Net Assets	100.0%	$ 562,688,993

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $1,396,533. The Portfolio received cash collateral with a value of $1,501,770. (See Note 2(G))
(c)	Current yield as of June 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 6,654	$ 144,409	$ (126,034)	$ —	$ —	$ 25,029	$ 15	$ —	25,029
Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 536,701,656	$ —	$ —	$ 536,701,656
Short-Term Investments
Affiliated Investment Company	25,029,249	—	—	25,029,249
Unaffiliated Investment Company	1,501,770	—	—	1,501,770
Total Short-Term Investments	26,531,019	—	—	26,531,019
Total Investments in Securities	$ 563,232,675	$ —	$ —	$ 563,232,675

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Growth Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $614,324,465) including securities on loan of $1,396,533	$538,203,426
Investment in affiliated investment companies, at value (identified cost $25,029,249)	25,029,249
Cash	4,423
Receivables:
Investment securities sold	1,271,885
Dividends	156,238
Portfolio shares sold	10,301
Securities lending	160
Other assets	5,857
Total assets	564,681,539
Liabilities
Cash collateral received for securities on loan	1,501,770
Payables:
Manager (See Note 3)	335,428
Shareholder communication	54,882
Portfolio shares redeemed	44,057
Professional fees	20,474
Custodian	10,544
NYLIFE Distributors (See Note 3)	8,077
Trustees	174
Accrued expenses	17,140
Total liabilities	1,992,546
Net assets	$562,688,993
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 20,870
Additional paid-in-capital	493,147,142
493,168,012
Total distributable earnings (loss)	69,520,981
Net assets	$562,688,993
Initial Class
Net assets applicable to outstanding shares	$525,262,422
Shares of beneficial interest outstanding	19,456,838
Net asset value per share outstanding	$ 27.00
Service Class
Net assets applicable to outstanding shares	$ 37,426,571
Shares of beneficial interest outstanding	1,412,852
Net asset value per share outstanding	$ 26.49

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $7,782)	$ 1,648,783
Dividends-affiliated	15,105
Securities lending, net	4,751
Total income	1,668,639
Expenses
Manager (See Note 3)	2,261,552
Distribution/Service—Service Class (See Note 3)	57,546
Professional fees	36,343
Shareholder communication	35,720
Custodian	12,267
Trustees	7,308
Miscellaneous	15,762
Total expenses	2,426,498
Net investment income (loss)	(757,859)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(36,666,978)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(225,347,786)
Net realized and unrealized gain (loss)	(262,014,764)
Net increase (decrease) in net assets resulting from operations	$(262,772,623)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Growth Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (757,859)	$ (2,140,928)
Net realized gain (loss)	(36,666,978)	187,628,438
Net change in unrealized appreciation (depreciation)	(225,347,786)	(60,913,826)
Net increase (decrease) in net assets resulting from operations	(262,772,623)	124,573,684
Distributions to shareholders:
Initial Class	—	(97,692,566)
Service Class	—	(8,338,204)
Total distributions to shareholders	—	(106,030,770)
Capital share transactions:
Net proceeds from sales of shares	75,764,680	81,855,689
Net asset value of shares issued to shareholders in reinvestment of distributions	—	106,030,770
Cost of shares redeemed	(23,807,644)	(81,116,553)
Increase (decrease) in net assets derived from capital share transactions	51,957,036	106,769,906
Net increase (decrease) in net assets	(210,815,587)	125,312,820
Net Assets
Beginning of period	773,504,580	648,191,760
End of period	$ 562,688,993	$ 773,504,580
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 40.09	$ 39.15	$ 32.64	$ 27.74	$ 30.87	$ 23.90
Net investment income (loss) (a)	(0.03)	(0.12)	0.12	0.18	0.19	0.19
Net realized and unrealized gain (loss)	(13.06)	7.70	10.08	7.77	(1.10)	7.05
Total from investment operations	(13.09)	7.58	10.20	7.95	(0.91)	7.24
Less distributions:
From net investment income	—	(0.15)	(0.21)	(0.19)	(0.21)	(0.07)
From net realized gain on investments	—	(6.49)	(3.48)	(2.86)	(2.01)	(0.20)
Total distributions	—	(6.64)	(3.69)	(3.05)	(2.22)	(0.27)
Net asset value at end of period	$ 27.00	$ 40.09	$ 39.15	$ 32.64	$ 27.74	$ 30.87
Total investment return (b)	(32.65)%(c)	19.75%	32.30%	30.01%	(4.24)%	30.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21)%††	(0.28)%	0.35%	0.56%	0.60%	0.71%
Net expenses (d)	0.72%††	0.72%	0.73%	0.72%	0.73%	0.74%
Expenses (before waiver/reimbursement) (d)	0.72%††	0.73%	0.73%	0.72%	0.73%	0.74%
Portfolio turnover rate	23%	48%	144%	156%	127%	141%
Net assets at end of period (in 000's)	$ 525,262	$ 716,521	$ 590,841	$ 652,081	$ 461,537	$ 525,483

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Growth Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 39.39	$ 38.57	$ 32.19	$ 27.38	$ 30.50	$ 23.62
Net investment income (loss) (a)	(0.07)	(0.22)	0.04	0.10	0.11	0.12
Net realized and unrealized gain (loss)	(12.83)	7.57	9.93	7.66	(1.10)	6.97
Total from investment operations	(12.90)	7.35	9.97	7.76	(0.99)	7.09
Less distributions:
From net investment income	—	(0.04)	(0.11)	(0.09)	(0.12)	(0.01)
From net realized gain on investments	—	(6.49)	(3.48)	(2.86)	(2.01)	(0.20)
Total distributions	—	(6.53)	(3.59)	(2.95)	(2.13)	(0.21)
Net asset value at end of period	$ 26.49	$ 39.39	$ 38.57	$ 32.19	$ 27.38	$ 30.50
Total investment return (b)	(32.75)%(c)	19.45%	31.97%	29.69%	(4.48)%	30.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.47)%††	(0.53)%	0.11%	0.32%	0.35%	0.46%
Net expenses (d)	0.97%††	0.97%	0.98%	0.97%	0.98%	0.99%
Expenses (before waiver/reimbursement) (d)	0.97%††	0.98%	0.98%	0.97%	0.98%	0.99%
Portfolio turnover rate	23%	48%	144%	156%	127%	141%
Net assets at end of period (in 000's)	$ 37,427	$ 56,983	$ 57,351	$ 56,122	$ 51,674	$ 66,735

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

18	MainStay VP Wellington Growth Portfolio

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
19

Notes to Financial Statements (Unaudited) (continued)
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.

20	MainStay VP Wellington Growth Portfolio

(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.69%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $2,261,552 and paid the Subadvisor fees of $933,461.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$640,029,622	$50,688,859	$(127,485,806)	$(76,796,947)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$ 16,747,990
Long-Term Capital Gains	89,282,780
Total	$106,030,770
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
21

Notes to Financial Statements (Unaudited) (continued)
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $184,045 and $153,849, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	2,218,766	$ 73,779,114
Shares redeemed	(635,314)	(20,751,584)
Net increase (decrease)	1,583,452	$ 53,027,530
Year ended December 31, 2021:
Shares sold	1,949,803	$ 81,230,189
Shares issued to shareholders in reinvestment of distributions	2,496,099	97,692,566
Shares redeemed	(1,662,755)	(69,745,620)
Net increase (decrease)	2,783,147	$109,177,135

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	63,134	$ 1,985,566
Shares redeemed	(97,067)	(3,056,060)
Net increase (decrease)	(33,933)	$ (1,070,494)
Year ended December 31, 2021:
Shares sold	15,229	$ 625,500
Shares issued to shareholders in reinvestment of distributions	216,720	8,338,204
Shares redeemed	(272,037)	(11,370,933)
Net increase (decrease)	(40,088)	$ (2,407,229)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Wellington Growth Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
23

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
24	MainStay VP Wellington Growth Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781610	MSVPCG10-08/22
(NYLIAC) NI513

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	5/1/1998	-8.38%	-0.83%	7.64%	9.37%	0.72%
Service Class Shares	6/5/2003	-8.50	-1.08	7.37	9.10	0.97

1.	Effective January 9, 2017, the Portfolio replaced its subadvisor and modified its principal investment as of March 13, 2017. The past performance in the graph and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	-12.86%	-6.82%	7.17%	10.50%
U.S. Equity Yield Composite Index[3]	-10.62	-2.44	8.08	10.47
Morningstar Large Value Category Average[4]	-11.43	-4.97	7.57	9.96

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
3.	The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints).
4.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$916.20	$3.23	$1,021.42	$3.41	0.68%
Service Class Shares	$1,000.00	$915.00	$4.42	$1,020.18	$4.66	0.93%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Banks	8.2%
Pharmaceuticals	6.9
Electric Utilities	6.5
Semiconductors & Semiconductor Equipment	5.7
Oil, Gas & Consumable Fuels	5.7
Insurance	5.6
Chemicals	4.7
Equity Real Estate Investment Trusts	4.3
Electrical Equipment	3.8
Biotechnology	3.7
Multi–Utilities	3.4
Health Care Providers & Services	3.3
Household Products	2.8
Aerospace & Defense	2.8
Beverages	2.7
Capital Markets	2.6
Tobacco	2.5
IT Services	2.4
Media	2.1
Health Care Equipment & Supplies	1.8
Diversified Telecommunication Services	1.8%
Hotels, Restaurants & Leisure	1.6
Machinery	1.4
Commercial Services & Supplies	1.4
Software	1.4
Specialty Retail	1.2
Leisure Products	1.2
Communications Equipment	1.2
Food & Staples Retailing	1.1
Industrial Conglomerates	0.9
Air Freight & Logistics	0.9
Trading Companies & Distributors	0.8
Containers & Packaging	0.7
Technology Hardware, Storage & Peripherals	0.7
Household Durables	0.6
Short–Term Investments	2.3
Other Assets, Less Liabilities	–0.7
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	AbbVie, Inc.
2.	UnitedHealth Group, Inc.
3.	Chevron Corp.
4.	Merck & Co., Inc.
5.	Johnson & Johnson
6.	MetLife, Inc.
7.	Broadcom, Inc.
8.	U.S. Bancorp
9.	Medtronic plc
10.	Arthur J. Gallagher & Co.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.
How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Epoch U.S. Equity Yield Portfolio returned −8.38% for Initial Class shares and −8.50% for Service Class shares. Over the same period, both share classes outperformed the −12.86% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and the −10.62% return of the U.S. Equity Yield Composite Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2022, both share classes also outperformed the −11.43% return of the Morningstar Large Value Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Stocks tumbled during the first half of 2022, reacting to rapidly increasing inflation, aggressive central bank tightening, higher interest rates, growing fears of a recession and the ongoing effects of the war in Ukraine. Volatility persisted through the first quarter of the year, fueled by the arrival of monetary tightening and Russia’s invasion of Ukraine. The second quarter was another challenging one for U.S. equity markets. First quarter trends maintained their trajectory, as stubborn inflation, rising rates, and supply chain kinks remained headwinds through the second quarter. A hotter-than-expected May Consumer Price Index report led to the first 75 basis point rate hike by the U.S. Federal Reserve in nearly three decades. (A basis point is one one-hundredth of a percentage point.) The second quarter ended with mounting concerns regarding slowing global growth. Despite the volatile market environment, the Portfolio provided investors with strong downside protection during the reporting period, significantly outperforming the Russell 1000® Value Index.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s performance relative to the Russell 1000® Value Index benefited from strong stock selection in the industrials sector. Stock selection in health care also made a positive contribution to relative returns, as did stock selection within materials and real estate. (Contributions take weightings and total returns into account.)
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive sector contributions to the Portfolio’s performance relative to the Russell 1000® Value Index came from real estate and materials, driven by favorable stock selection. Conversely, energy provided the weakest contribution to the Portfolio’s relative performance due to a mix of underweight allocation and stock selection. Consumer discretionary was the next most significant detractor, driven by overweight allocation.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from positions in fertilizer provider Nutrien and global pharmaceutical companies Merck and AbbVie.
Nutrien shares outperformed as global fertilizer prices moved higher due to strong demand, tight supply and strained logistics. Shares gained further as the United States and European Union sanctioned Belarus, a major producer of potash, for aiding Russia's invasion of Ukraine. The sanctions led to supply disruption and higher potash prices, benefiting Nutrien, a global leader in potash production. Fundamentals in the agriculture sector remained strong, with higher crop prices supporting farmer income and lifting prices for key crop nutrients such as potash. Nutrien has a transparent shareholder distribution policy that includes an attractive and growing dividend, along with regular share repurchases.
Merck shares trended generally higher, supported by a run of strong earnings reports that exceeded consensus expectations. Sales grew for key drugs Keytruda and Gardasil, while Merck's new COVID treatment, Lagevrio (molnupiravir), was introduced in the fourth quarter of 2021 and delivered more than $3 billion in revenue in the first quarter of 2022. Merck pays an attractive and growing dividend, which is well-covered by free cash flow and the company regularly repurchases shares.
AbbVie shares traded broadly higher in the first four months of the reporting period. Pipeline developments and encouraging sales progressions in new drugs (especially auto-immune drugs Skyrizi and Rinvoq) heightened investor confidence that the company will be able to replace lost revenue in 2023 when blockbuster drug Humira loses its patent. The company also made substantial progress in reducing debt following its 2020 Allergan acquisition, bringing leverage sharply lower during of the first quarter of 2022, and prompting an outlook upgrade from debt rating agency Moody's. AbbVie is committed to distributing cash to shareholders through an attractive, growing and well-covered dividend, share repurchases, and reduction of debt related to the Allergan acquisition.
The most significant detractors from the Portfolio’s absolute returns included semiconductor manufacturer Broadcom, global

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Epoch U.S. Equity Yield Portfolio

financial services company Bank of America and home improvement retailer Home Depot.
Broadcom shares underperformed as concerns related to consumer demand weakness increased on top of supply-chain disruption issues, particularly affecting PC and smartphone markets in China. As inventories stabilize and Chinese pandemic-related lockdowns become more infrequent, we believe demand and production should normalize. Broadcom returns cash to shareholders via an attractive dividend with a target of paying out 50% of free cash flow. The company uses the balance of cash generation to fund debt reduction, share repurchases and/or accretive mergers and acquisitions.
Bank of America shares traded lower as the banking sector increasingly discounted recessionary risks from rising inflation and geopolitical tensions. Nonetheless, in our view, Bank of America remains well capitalized with a core deposit franchise that supports improving profitability in a rising interest rate environment. The company returns excess cash flow to shareholders with an attractive, growing dividend, and we anticipate that excess capital will continue to be directed toward share buybacks.
After a run-up during the fourth quarter of 2021, Home Depot shares declined under pressure as investors feared that interest rate increases could curtail homeowners' ability to reinvest in their houses. The company has a well-covered dividend and is focused on returning cash to shareholders through dividends and share repurchases.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated positions during the reporting period in regional bank KeyCorp and global industrial gasses company Air Products and Chemicals. KeyCorp has a valuable, low-cost deposit franchise, diversified loan portfolio and well-capitalized balance sheet, which should allow the company to earn mid-teens returns on equity on a mid-cycle basis. KeyCorp has a history of returning capital to shareholders through consistent dividends and share buybacks, and we believe the company's high dividend coverage and attractive current and prospective shareholder yield make the shares a strong investment opportunity. Air Products and Chemicals generates strong cash flow from providing industrial gases and related equipment & services to customers in various industries, such as refining, chemicals, metals, electronics, manufacturing, food and beverage, and health care. Cash-flow growth is driven by organic volume increases from growing applications of its products, cost improvements through process and network optimizations, and capital investments in new projects and joint ventures. The company returns cash to its shareholders through an attractive and growing dividend, and is expected to deliver high-single-digit growth from a strong backlog of attractive capital projects.
Positions in Ally Financial, a consumer-focused financial services company, and Target, a domestic general merchandise retailer, were closed during the reporting period. While Ally pays an attractive dividend, we were concerned that the company’s reliance on higher-cost internet savings deposits and its credit concentration in auto loans could make it difficult to sustain current levels of shareholder yield in an environment of higher interest rates and slowing economic growth. The Portfolio exited the position in favor of more attractive opportunities. In the case of Target, as the second-quarter earnings season progressed, it became clear that general merchandise retailers as a group had accumulated excessive levels of inventory and were likely to see continued deterioration in metrics such as inventory days, gross margin and cash flow growth. Given Target’s heavy reliance on general merchandise sales, we believed the company would be challenged for some time and we decided to close the position.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio's consumer discretionary exposure declined relative to the Russell 1000® Value Index, going from an overweight position to an underweight position due to a mix of market performance and holdings that were trimmed or sold during the reporting period. The Portfolio’s relative health care exposure increased, shifting from a large underweight position to a smaller underweight position, due to capital appreciation among some holdings, as well as additional share purchases among some holdings during the reporting period.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held its most overweight allocations relative to the Russell 1000® Value Index in the utilities, information technology and industrials sectors. The Portfolio's most underweight allocations were in the communications services, financials and energy sectors. These positions resulted from individual stock selections rather than top-down macroeconomic views.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 98.4%
Aerospace & Defense 2.8%
General Dynamics Corp.	32,884	$ 7,275,585
Lockheed Martin Corp.	19,165	8,240,183
Raytheon Technologies Corp.	106,435	10,229,468
		25,745,236
Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	45,338	8,275,999
Banks 8.2%
Bank of America Corp.	490,106	15,257,000
Columbia Banking System, Inc.	103,656	2,969,744
JPMorgan Chase & Co.	137,396	15,472,164
KeyCorp	412,356	7,104,894
PNC Financial Services Group, Inc. (The)	60,283	9,510,849
Truist Financial Corp.	192,903	9,149,389
U.S. Bancorp	373,456	17,186,445
		76,650,485
Beverages 2.7%
Coca-Cola Co. (The)	122,617	7,713,835
Coca-Cola Europacific Partners plc	217,237	11,211,602
PepsiCo, Inc.	37,359	6,226,251
		25,151,688
Biotechnology 3.7%
AbbVie, Inc.	149,997	22,973,540
Amgen, Inc.	46,859	11,400,795
		34,374,335
Capital Markets 2.6%
BlackRock, Inc.	11,759	7,161,701
CME Group, Inc.	26,027	5,327,727
Lazard Ltd., Class A (a)	216,978	7,032,257
T. Rowe Price Group, Inc.	45,155	5,130,060
		24,651,745
Chemicals 4.7%
Air Products and Chemicals, Inc.	29,204	7,022,978
Dow, Inc.	145,841	7,526,854
Linde plc	32,207	9,260,479
LyondellBasell Industries NV, Class A	78,999	6,909,252
Nutrien Ltd.	83,668	6,667,503
PPG Industries, Inc.	56,289	6,436,084
		43,823,150
Commercial Services & Supplies 1.4%
Republic Services, Inc.	53,855	7,048,004
	Shares	Value

Commercial Services & Supplies (continued)
Waste Management, Inc.	37,379	$ 5,718,239
		12,766,243
Communications Equipment 1.2%
Cisco Systems, Inc.	254,960	10,871,494
Containers & Packaging 0.7%
Amcor plc	561,534	6,979,868
Diversified Telecommunication Services 1.8%
AT&T, Inc.	396,743	8,315,733
Verizon Communications, Inc.	163,381	8,291,586
		16,607,319
Electric Utilities 6.5%
Alliant Energy Corp.	96,445	5,652,641
American Electric Power Co., Inc.	143,608	13,777,751
Duke Energy Corp.	50,390	5,402,312
Entergy Corp.	81,434	9,172,726
Evergy, Inc.	142,145	9,274,961
Eversource Energy	77,280	6,527,842
NextEra Energy, Inc.	142,391	11,029,607
		60,837,840
Electrical Equipment 3.8%
Eaton Corp. plc	94,316	11,882,873
Emerson Electric Co.	170,038	13,524,822
Hubbell, Inc.	55,170	9,852,259
		35,259,954
Equity Real Estate Investment Trusts 4.3%
American Tower Corp.	26,467	6,764,701
Iron Mountain, Inc.	260,436	12,680,629
Realty Income Corp.	92,186	6,292,616
Welltower, Inc.	59,027	4,860,873
WP Carey, Inc.	114,620	9,497,413
		40,096,232
Food & Staples Retailing 1.1%
Walmart, Inc.	86,667	10,536,974
Health Care Equipment & Supplies 1.8%
Medtronic plc	187,525	16,830,369
Health Care Providers & Services 3.3%
CVS Health Corp.	120,792	11,192,587
UnitedHealth Group, Inc.	38,939	20,000,238
		31,192,825

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Epoch U.S. Equity Yield Portfolio

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 1.6%
McDonald's Corp.	40,774	$ 10,066,285
Vail Resorts, Inc.	22,914	4,996,398
		15,062,683
Household Durables 0.6%
Leggett & Platt, Inc.	155,472	5,376,222
Household Products 2.8%
Colgate-Palmolive Co.	62,982	5,047,377
Kimberly-Clark Corp.	55,681	7,525,287
Procter & Gamble Co. (The)	97,054	13,955,395
		26,528,059
Industrial Conglomerates 0.9%
Honeywell International, Inc.	49,292	8,567,443
Insurance 5.6%
Arthur J. Gallagher & Co.	101,921	16,617,200
Marsh & McLennan Cos., Inc.	45,946	7,133,117
MetLife, Inc.	284,384	17,856,471
Travelers Cos., Inc. (The)	62,256	10,529,357
		52,136,145
IT Services 2.4%
Automatic Data Processing, Inc.	25,858	5,431,214
International Business Machines Corp.	82,978	11,715,664
Paychex, Inc.	49,597	5,647,611
		22,794,489
Leisure Products 1.2%
Hasbro, Inc.	134,786	11,036,278
Machinery 1.4%
Cummins, Inc.	66,230	12,817,492
Media 2.1%
Comcast Corp., Class A	305,165	11,974,675
Omnicom Group, Inc.	120,792	7,683,579
		19,658,254
Multi-Utilities 3.4%
Ameren Corp.	93,707	8,467,365
CMS Energy Corp.	78,497	5,298,547
Dominion Energy, Inc.	77,888	6,216,241
NiSource, Inc.	202,027	5,957,776
	Shares	Value

Multi-Utilities (continued)
WEC Energy Group, Inc.	54,464	$ 5,481,257
		31,421,186
Oil, Gas & Consumable Fuels 5.7%
Chevron Corp.	137,828	19,954,738
Enterprise Products Partners LP	603,637	14,710,633
Magellan Midstream Partners LP	145,129	6,931,361
MPLX LP	167,032	4,868,983
TotalEnergies SE, Sponsored ADR	137,220	7,223,261
		53,688,976
Pharmaceuticals 6.9%
Eli Lilly and Co.	47,177	15,296,199
Johnson & Johnson	106,484	18,901,975
Merck & Co., Inc.	216,498	19,738,122
Pfizer, Inc.	204,765	10,735,829
		64,672,125
Semiconductors & Semiconductor Equipment 5.7%
Analog Devices, Inc.	94,620	13,823,036
Broadcom, Inc.	35,593	17,291,435
Intel Corp.	121,567	4,547,821
KLA Corp.	31,334	9,998,053
Texas Instruments, Inc.	48,684	7,480,297
		53,140,642
Software 1.4%
Microsoft Corp.	49,665	12,755,462
Specialty Retail 1.2%
Home Depot, Inc. (The)	40,774	11,183,085
Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.	46,554	6,364,863
Tobacco 2.5%
Altria Group, Inc.	176,249	7,361,921
British American Tobacco plc, Sponsored ADR	147,140	6,313,777
Philip Morris International, Inc.	97,684	9,645,318
		23,321,016
Trading Companies & Distributors 0.8%
MSC Industrial Direct Co., Inc., Class A	100,289	7,532,707
Total Common Stocks (Cost $781,879,927)		918,708,883
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Short-Term Investments 2.3%
Affiliated Investment Company 2.0%
MainStay U.S. Government Liquidity Fund, 0.898% (b)	19,018,381	$ 19,018,381
Unaffiliated Investment Company 0.3%
Invesco Government and Agency Portfolio, 1.462% (b)(c)	2,785,543	2,785,543
Total Short-Term Investments (Cost $21,803,924)		21,803,924
Total Investments (Cost $803,683,851)	100.7%	940,512,807
Other Assets, Less Liabilities	(0.7)	(6,788,035)
Net Assets	100.0%	$ 933,724,772

†	Percentages indicated are based on Portfolio net assets.
(a)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $4,648,858; the total market value of collateral held by the Portfolio was $4,883,091. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,097,548. The Portfolio received cash collateral with a value of $2,785,543. (See Note 2(H))
(b)	Current yield as of June 30, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 9,626	$ 89,138	$ (79,746)	$ —	$ —	$ 19,018	$ 9	$ —	19,018

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Epoch U.S. Equity Yield Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 918,708,883	$ —	$ —	$ 918,708,883
Short-Term Investments
Affiliated Investment Company	19,018,381	—	—	19,018,381
Unaffiliated Investment Company	2,785,543	—	—	2,785,543
Total Short-Term Investments	21,803,924	—	—	21,803,924
Total Investments in Securities	$ 940,512,807	$ —	$ —	$ 940,512,807

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $784,665,470) including securities on loan of $4,648,858	$921,494,426
Investment in affiliated investment companies, at value (identified cost $19,018,381)	19,018,381
Receivables:
Investment securities sold	3,424,209
Dividends	1,991,119
Portfolio shares sold	654,882
Securities lending	2,586
Other assets	8,901
Total assets	946,594,504
Liabilities
Cash collateral received for securities on loan	2,785,543
Payables:
Investment securities purchased	9,294,043
Manager (See Note 3)	504,103
NYLIFE Distributors (See Note 3)	83,565
Portfolio shares redeemed	79,863
Shareholder communication	60,218
Professional fees	34,371
Custodian	9,452
Trustees	743
Accrued expenses	17,831
Total liabilities	12,869,732
Net assets	$933,724,772
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 56,572
Additional paid-in-capital	705,209,549
705,266,121
Total distributable earnings (loss)	228,458,651
Net assets	$933,724,772
Initial Class
Net assets applicable to outstanding shares	$530,441,406
Shares of beneficial interest outstanding	31,900,725
Net asset value per share outstanding	$ 16.63
Service Class
Net assets applicable to outstanding shares	$403,283,366
Shares of beneficial interest outstanding	24,671,177
Net asset value per share outstanding	$ 16.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Epoch U.S. Equity Yield Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $12,032)	$ 15,961,804
Dividends-affiliated	8,962
Securities lending, net	6,915
Total income	15,977,681
Expenses
Manager (See Note 3)	3,536,247
Distribution/Service—Service Class (See Note 3)	537,552
Professional fees	53,244
Shareholder communication	38,702
Custodian	11,881
Trustees	10,676
Miscellaneous	20,407
Total expenses before waiver/reimbursement	4,208,709
Expense waiver/reimbursement from Manager (See Note 3)	(179,860)
Net expenses	4,028,849
Net investment income (loss)	11,948,832
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	43,246,495
Foreign currency transactions	2,005
Net realized gain (loss)	43,248,500
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(143,113,976)
Net realized and unrealized gain (loss)	(99,865,476)
Net increase (decrease) in net assets resulting from operations	$ (87,916,644)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,948,832	$ 19,274,214
Net realized gain (loss)	43,248,500	55,301,596
Net change in unrealized appreciation (depreciation)	(143,113,976)	129,641,555
Net increase (decrease) in net assets resulting from operations	(87,916,644)	204,217,365
Distributions to shareholders:
Initial Class	—	(14,032,271)
Service Class	—	(9,739,276)
Total distributions to shareholders	—	(23,771,547)
Capital share transactions:
Net proceeds from sales of shares	44,150,393	119,905,528
Net asset value of shares issued to shareholders in reinvestment of distributions	—	23,771,547
Cost of shares redeemed	(124,973,992)	(138,903,490)
Increase (decrease) in net assets derived from capital share transactions	(80,823,599)	4,773,585
Net increase (decrease) in net assets	(168,740,243)	185,219,403
Net Assets
Beginning of period	1,102,465,015	917,245,612
End of period	$ 933,724,772	$1,102,465,015
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Epoch U.S. Equity Yield Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 18.15	$ 15.13	$ 16.12	$ 14.01	$ 16.15	$ 13.79
Net investment income (loss) (a)	0.21	0.34	0.35	0.38	0.39	0.30
Net realized and unrealized gain (loss)	(1.73)	3.09	(0.41)	2.92	(1.12)	2.26
Total from investment operations	(1.52)	3.43	(0.06)	3.30	(0.73)	2.56
Less distributions:
From net investment income	—	(0.41)	(0.41)	(0.52)	(0.35)	(0.20)
From net realized gain on investments	—	—	(0.52)	(0.67)	(1.06)	—
Total distributions	—	(0.41)	(0.93)	(1.19)	(1.41)	(0.20)
Net asset value at end of period	$ 16.63	$ 18.15	$ 15.13	$ 16.12	$ 14.01	$ 16.15
Total investment return (b)	(8.37)%(c)	22.89%	0.03%	24.18%	(5.23)%	18.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%††	2.02%	2.47%	2.43%	2.49%	2.01%
Net expenses (d)	0.68%††	0.68%	0.68%	0.68%	0.68%	0.73%
Expenses (before waiver/reimbursement) (d)	0.71%††	0.72%	0.73%	0.72%	0.71%	0.74%
Portfolio turnover rate	12%	20%	26%	22%	25%	122%
Net assets at end of period (in 000's)	$ 530,441	$ 640,585	$ 495,193	$ 591,185	$ 548,881	$ 791,462

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 17.86	$ 14.90	$ 15.89	$ 13.81	$ 15.94	$ 13.61
Net investment income (loss) (a)	0.19	0.29	0.31	0.34	0.35	0.26
Net realized and unrealized gain (loss)	(1.70)	3.05	(0.42)	2.88	(1.12)	2.24
Total from investment operations	(1.51)	3.34	(0.11)	3.22	(0.77)	2.50
Less distributions:
From net investment income	—	(0.38)	(0.36)	(0.47)	(0.30)	(0.17)
From net realized gain on investments	—	—	(0.52)	(0.67)	(1.06)	—
Total distributions	—	(0.38)	(0.88)	(1.14)	(1.36)	(0.17)
Net asset value at end of period	$ 16.35	$ 17.86	$ 14.90	$ 15.89	$ 13.81	$ 15.94
Total investment return (b)	(8.45)%(c)	22.58%	(0.22)%	23.87%	(5.46)%	18.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%††	1.77%	2.21%	2.18%	2.23%	1.73%
Net expenses (d)	0.93%††	0.93%	0.93%	0.93%	0.93%	0.98%
Expenses (before waiver/reimbursement) (d)	0.96%††	0.97%	0.98%	0.97%	0.96%	0.99%
Portfolio turnover rate	12%	20%	26%	22%	25%	122%
Net assets at end of period (in 000's)	$ 403,283	$ 461,880	$ 422,053	$ 460,793	$ 431,635	$ 536,044

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Epoch U.S. Equity Yield Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

19

Notes to Financial Statements (Unaudited) (continued)
assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

20	MainStay VP Epoch U.S. Equity Yield Portfolio

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of
21

Notes to Financial Statements (Unaudited) (continued)
the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a
registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $3,536,247 and waived fees and/or reimbursed expenses in the amount of $179,860 and paid the Subadvisor fees of $1,678,194.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under

22	MainStay VP Epoch U.S. Equity Yield Portfolio

the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$810,847,094	$161,195,250	$(31,529,537)	$129,665,713
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$23,771,547
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $120,590 and $196,019, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,093,728	$ 19,124,372
Shares redeemed	(4,489,114)	(79,041,007)
Net increase (decrease)	(3,395,386)	$(59,916,635)
Year ended December 31, 2021:
Shares sold	5,530,435	$ 94,089,547
Shares issued to shareholders in reinvestment of distributions	822,245	14,032,271
Shares redeemed	(3,793,315)	(62,560,476)
Net increase (decrease)	2,559,365	$ 45,561,342

23

Notes to Financial Statements (Unaudited) (continued)
Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,468,480	$ 25,026,021
Shares redeemed	(2,653,048)	(45,932,985)
Net increase (decrease)	(1,184,568)	$(20,906,964)
Year ended December 31, 2021:
Shares sold	1,557,270	$ 25,815,981
Shares issued to shareholders in reinvestment of distributions	579,460	9,739,276
Shares redeemed	(4,609,938)	(76,343,014)
Net increase (decrease)	(2,473,208)	$(40,787,757)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
24	MainStay VP Epoch U.S. Equity Yield Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
25

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
26	MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781616	MSVPEUE10-08/22
(NYLIAC) NI521

MainStay VP American Century Sustainable Equity Portfolio
(formerly known as MainStay VP T. Rowe Price Equity Income Portfolio)

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	2/17/2012	-11.38%	-6.05%	7.20%	9.68%	0.67%
Service Class Shares	2/17/2012	-11.49	-6.28	6.93	9.41	0.92

1.	Effective May 1, 2022, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-19.96%	-10.62%	11.31%	12.96%
Russell 1000® Value Index[3]	-12.86	-6.82	7.17	10.50
Morningstar Large Value Category Average[4]	-11.43	-4.97	7.57	9.96

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the S&P 500® Index as a replacement for the Russell 1000® Value Index as its primary benchmark because it believes that the S&P 500® Index is more reflective of its principal investment strategies. The S&P 500® Index is the Portfolio's primary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	Prior to May 1, 2022, the Russell 1000® Value Index was the Portfolio's primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
4.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP American Century Sustainable Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$886.20	$3.46	$1,021.13	$3.71	0.74%
Service Class Shares	$1,000.00	$885.10	$4.63	$1,019.89	$4.96	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP American Century Sustainable Equity Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Software	10.2%
Health Care Providers & Services	5.2
Interactive Media & Services	5.1
Capital Markets	4.9
Technology Hardware, Storage & Peripherals	4.6
Semiconductors & Semiconductor Equipment	4.5
IT Services	4.3
Pharmaceuticals	4.2
Banks	3.1
Internet & Direct Marketing Retail	2.8
Specialty Retail	2.8
Chemicals	2.5
Insurance	2.2
Equity Real Estate Investment Trusts	2.1
Life Sciences Tools & Services	2.1
Electric Utilities	2.1
Oil, Gas & Consumable Fuels	2.1
Machinery	2.1
Electronic Equipment, Instruments & Components	2.0
Energy Equipment & Services	2.0
Food & Staples Retailing	2.0
Biotechnology	2.0
Communications Equipment	1.9
Beverages	1.8
Household Products	1.8%
Building Products	1.5
Automobiles	1.5
Diversified Telecommunication Services	1.4
Health Care Equipment & Supplies	1.4
Road & Rail	1.3
Air Freight & Logistics	1.3
Electrical Equipment	1.3
Aerospace & Defense	1.3
Entertainment	1.2
Hotels, Restaurants & Leisure	1.1
Textiles, Apparel & Luxury Goods	1.0
Industrial Conglomerates	0.9
Food Products	0.9
Containers & Packaging	0.7
Auto Components	0.7
Consumer Finance	0.7
Personal Products	0.4
Media	0.4
Multiline Retail	0.4
Short–Term Investments	0.2
Other Assets, Less Liabilities	–0.0‡
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc., Class A
3.	Apple, Inc.
4.	Amazon.com, Inc.
5.	Prologis, Inc.
6.	NextEra Energy, Inc.
7.	ConocoPhillips
8.	Schlumberger NV
9.	UnitedHealth Group, Inc.
10.	Visa, Inc., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of John D. Linehan, CFA, of T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s former Subadvisor, and Justin M. Brown, Joseph Reiland and Robert J. Bove of American Century Management, Inc. (“American Century”), the Portfolio’s current Subadvisor.
How did MainStay VP American Century Sustainable Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP American Century Sustainable Equity Portfolio returned −11.38% for Initial Class shares and −11.49% for Service Class shares. Over the same period, both share classes outperformed the −19.96% return of the S&P 500® Index, which is the Portfolio’s current primary benchmark, and the −12.86% return of the Russell 1000® Value Index, which is the Portfolio’s former primary benchmark. For the six months ended June 30, 2022, Initial Class shares outperformed, and Service Class shares underperformed, the −11.43% return of the Morningstar Large Value Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on December 8-9, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) terminating T. Rowe Price as the Portfolio’s Subadvisor; (ii) appointing American Century Investment Management, Inc. (“American Century”) as the Portfolio’s Subadvisor and the related Subadvisory Agreement; (iii) changing the Portfolio’s name, modifying its non-fundamental “names rule” investment policy and reducing its management fee; (iv) changing the Portfolio’s investment objective; (v) changing the Portfolio’s primary benchmark; and (vi) modifying the Portfolio's principal investment strategies and investment process. For more information on these and other changes refer to the supplement dated December 10, 2021.
The changes identified in the December 10, 2021 supplement were effective May 1, 2022. In the process of implementing the new principal investment strategies and investment process, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio's performance.
What factors affected the Portfolio’s relative performance during the reporting period?
T. Rowe Price
During the time T. Rowe Price managed the Portfolio, the Portfolio outperformed the Russell 1000® Value Index due to both stock selection and sector allocation.
American Century
During the time American Century managed the Portfolio, the Portfolio underperformed the S&P 500® Index primarily due to sector allocation. Stock selection also detracted modestly from relative performance.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
T. Rowe Price
During the time T. Rowe Price managed the Portfolio, the health care sector made the strongest positive contribution to the Portfolio’s performance relative to the Russell 1000® Value Index as a result of stock selection. (Contributions take weightings and total returns into account.) The financials sector also added value as a result of stock selection. The utilities sector had a positive impact on relative returns based on security selection and an overweight allocation.
Conversely, the energy sector was the most significant detractor from the Portfolio’s relative returns due to security selection. The consumer staples sector also undermined relative results due to security choices. No other sector detracted meaningfully from relative performance during the time T. Rowe Price managed the Portfolio.
American Century
During the time American Century managed the Portfolio, the communication services sector made the strongest positive contribution to performance relative to the S&P 500® Index based on stock selection. Stock selection in the consumer staples and health care sectors also added value. Although communication services and consumer staples were positive contributors on a relative basis, they posted negative total returns on an absolute basis.
The real estate and consumer discretionary sectors were the most significant detractors from relative performance as a result of stock selection. The energy sector also hampered relative returns as a result of both stock selection and sector allocation.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
T. Rowe Price
Leading positive contributors to the Portfolio’s absolute performance during the during the time T. Rowe Price managed the Portfolio included positions in low-cost nitrogen producer CF Industries, energy infrastructure company Sempra Energy and biopharmaceutical company AbbVie. Shares in CF Industries benefited from elevated natural gas prices and the prospect of increased demand for its products given the recent destabilization of the global agriculture industry. Sempra Energy shares rallied

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP American Century Sustainable Equity Portfolio

during the first quarter of 2022 when the company reported results that contained strong forward guidance, along with a five-year capital plan that focuses on liquefied natural gas and green hydrogen. Additionally, shares benefited as natural gas, and energy prices broadly, increased. Shares of AbbVie rose following the U.S. Food and Drug Administration’s approval of two new drugs developed by the company, Rinvoq and Skyrizi; these drugs may help reduce the sales deficits from the company’s anticipated loss of patent coverage for Humira in 2023. Shares also benefited from the company’s optimistic forward guidance for fiscal year 2022.
The most significant detractors from the Portfolio’s absolute performance during the reporting period included semiconductor company Qualcomm, multinational personal care corporation Kimberly-Clark and semiconductor fabrication equipment company Applied Materials. Qualcomm shares rose briefly in February 2022 following the company’s report of a solid earnings beat and again after a 10% dividend hike in March, then trended lower as investors moved to names with more defensive characteristics amid growing geopolitical turbulence and rising rates. Kimberly-Clark’s share price declined after the company reported mixed earnings and conservative calendar year guidance that implied a reduction in operating margin. The stock was also pressured by ongoing demand concerns, increasing commodity costs and rising inflation. Applied Materials shares lost ground despite the company’s better-than-expected quarterly earnings amid continued supply chain challenges. Overall, the information technology sector suffered on broad-based macroeconomic concerns, with growth-oriented technology names selling off as investors flocked toward more defensive stocks amid rising inflation and impending interest rate hikes.
American Century
Top contributors to the Portfolio’s absolute performance during the during the time American Century managed the Portfolio included utility NextEra Energy, managed care company Cigna and telecommunications company Verizon Communications. NextEra, and utilities in general, benefited from investors’ preference for stocks more likely to hold their value in a slowing economy. For NextEra specifically, an executive order delaying implementation of solar panel tariffs helped ease concerns that the company’s plans for renewable capacity expansion would be slowed. Managed care companies, including Cigna, benefited from their defensive profile, as they were expected to remain relatively insulated from the prevailing environment of both inflation and recession risk. Cigna’s pharmacy benefit management division was also expected to benefit from new biosimilar pharmaceutical launches in the coming years. Verizon Communications offered a compelling mix of fundamental business improvement and sustainability metrics, with the stock benefiting from progress on the company’s ongoing 5G network and business build-out. In addition, stocks in more traditionally defensive industries such as diversified telecommunication services, were viewed as more attractive during the market downturn.
Major detractors from absolute performance included real estate investment trust (REIT) Prologis, consumer electronics company Apple, and software and consumer electronics firm Microsoft. Amazon.com’s announcement that it would be reducing expenditures on new warehouse capacity led to a sell-off in industrial warehouse REIT shares, including Prologis. Apple shares declined after the company reported that supply chain disruptions and silicon shortages could cause delays in meeting demand for its products. Microsoft shares fell, along with technology stocks in general, as investors sought positions perceived as likely to fare better in an environment of rising interest rates, inflation and a possible recession.
Did the Portfolio make any significant purchases or sales during the reporting period?
T. Rowe Price
During the time T. Rowe Price managed the Portfolio, the Portfolio continued to build its position in energy infrastructure company TC Energy, reflecting our belief that the market underappreciated the company’s pipeline assets in an uncertain global environment for energy supply. The Portfolio also purchased shares of global exploration and production company Hess. In our view, the value of Hess’s offshore Guyana assets was underappreciated by the market.
Significant sales included shares of multinational financial services company Wells Fargo based on relative strength. While we continued to have confidence in the bank and it remained one the Portfolio’s largest holdings, we sought to manage the Portfolio’s position size. We also reduced the Portfolio’s position in regional bank Fifth Third Bancorp. In our view, the bank was approaching fair valuation relative to its peers, leading us to reinvest the assets in other names with more attractive risk/reward characteristics.
American Century
During the time American Century managed the Portfolio, the Portfolio initiated a position in biopharmaceutical company AbbVie. Although its best-selling drug Humira loses patent protection in 2023, AbbVie has no additional patent cliffs through the rest of the decade. In addition, the company has a differentiated therapeutics focus, including aesthetic medicines, such as Botox, which lack pricing pressure, potential for genericization or patent cliff risks. The Portfolio also established a position in Cadence Design Systems, which offers software and other tools for designing electronic products. We favor the company because it has grown revenues by double digits annually and also because the stock tends to run counter to the semiconductor development cycle. Uber Technologies was another new position. Under new leadership, the ride-hailing services
9

company cleaned up its balance sheet and improved its environmental, social and governance (ESG) profile.
There were no complete sales during the time American Century managed the Portfolio.
How did the Portfolio’s sector weightings change during the reporting period?
T. Rowe Price
At the beginning of the reporting period, the Portfolio's most substantially overweight positions relative to the Russell 1000® Value Index were utilities and financials. At the end of the time T. Rowe Price managed the Portfolio, utilities and materials were the most substantially overweight positions. The most substantial increases in relative weighting in the Portfolio were in the health care and consumer discretionary sectors.
The most substantially underweight positions relative to the benchmark at the beginning of the reporting period were communication services and consumer discretionary. At the end of the time T. Rowe Price managed the Portfolio, communication services and consumer discretionary remained the most substantially underweight positions. The most meaningful decreases in relative weighting in the Portfolio occurred in financials and energy.
American Century
During the time American Century managed the Portfolio, the largest shift in weighting occurred in the consumer discretionary sector, which went from an overweight position to an underweight position. We reduced the Portfolio’s travel-related holdings and other consumer discretionary stocks which we believed could struggle in an environment of rising inflation and a slowing economy. The Portfolio’s real estate weighting, already below that of the S&P 500® Index, ended the reporting period further underweight due to market action, as holdings in the sector underperformed. The Portfolio’s health care exposure increased as we added to positions in the health care providers and services industries, although health care remained an underweight position relative to the Index.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held its largest sector position relative to the S&P 500® Index in industrials. The sector is home to several longer-term sustainable themes, including decarbonization, industrial automation, building efficiency, reshoring of manufacturing back to the United States and electrification. The Portfolio also holds overweight exposure to information technology. Our process focuses on companies we characterize as ESG leaders with improving business fundamentals. At the end of the reporting period, we saw notably attractive investment opportunities in the electronic equipment, instruments and components industry. We also favor select companies in IT services.
As of the same date, the Portfolio held underweight exposure to the utilities and real estate sectors, reflecting a comparative lack of fundamental business opportunities during the brief time American Century managed the Portfolio.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP American Century Sustainable Equity Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 99.4%
Aerospace & Defense 1.3%
Lockheed Martin Corp.	13,530	$ 5,817,359
Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	32,068	5,853,693
Auto Components 0.7%
Aptiv plc (a)	37,456	3,336,206
Automobiles 1.5%
Tesla, Inc. (a)	10,318	6,948,348
Banks 3.1%
Bank of America Corp.	69,128	2,151,954
JPMorgan Chase & Co.	57,941	6,524,736
Regions Financial Corp.	315,189	5,909,794
		14,586,484
Beverages 1.8%
PepsiCo, Inc.	49,366	8,227,338
Biotechnology 2.0%
AbbVie, Inc.	34,766	5,324,760
Amgen, Inc.	7,976	1,940,561
Vertex Pharmaceuticals, Inc. (a)	6,420	1,809,092
		9,074,413
Building Products 1.5%
Johnson Controls International plc	94,427	4,521,165
Masco Corp.	47,978	2,427,687
		6,948,852
Capital Markets 4.5%
Ameriprise Financial, Inc.	12,246	2,910,630
BlackRock, Inc.	7,048	4,292,514
Intercontinental Exchange, Inc.	19,256	1,810,834
Morgan Stanley	93,821	7,136,025
S&P Global, Inc.	14,650	4,937,929
		21,087,932
Chemicals 2.5%
Air Products and Chemicals, Inc.	8,441	2,029,892
Ecolab, Inc.	13,650	2,098,824
Linde plc	21,505	6,183,332
Sherwin-Williams Co. (The)	5,146	1,152,241
		11,464,289
	Shares	Value

Communications Equipment 1.9%
Cisco Systems, Inc.	201,721	$ 8,601,383
Consumer Finance 0.7%
American Express Co.	23,353	3,237,193
Containers & Packaging 0.7%
Ball Corp.	49,144	3,379,633
Diversified Telecommunication Services 1.4%
Verizon Communications, Inc.	129,710	6,582,782
Electric Utilities 2.1%
NextEra Energy, Inc.	126,699	9,814,104
Electrical Equipment 1.3%
Eaton Corp. plc	24,737	3,116,615
Generac Holdings, Inc. (a)	5,964	1,255,899
Rockwell Automation, Inc.	7,379	1,470,708
		5,843,222
Electronic Equipment, Instruments & Components 2.0%
CDW Corp.	26,969	4,249,236
Cognex Corp.	30,129	1,281,085
Keysight Technologies, Inc. (a)	28,580	3,939,753
		9,470,074
Energy Equipment & Services 2.0%
Schlumberger NV	259,178	9,268,205
Entertainment 1.2%
Electronic Arts, Inc.	16,322	1,985,571
Walt Disney Co. (The) (a)	40,522	3,825,277
		5,810,848
Equity Real Estate Investment Trusts 2.1%
Prologis, Inc.	84,500	9,941,425
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	6,580	3,153,662
Sysco Corp.	72,062	6,104,372
		9,258,034
Food Products 0.9%
Mondelez International, Inc., Class A	63,021	3,912,974
Vital Farms, Inc. (a)	19,093	167,064
		4,080,038

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 1.4%
Edwards Lifesciences Corp. (a)	48,253	$ 4,588,378
Medtronic plc	11,078	994,250
ResMed, Inc.	4,533	950,253
		6,532,881
Health Care Providers & Services 5.2%
Cigna Corp.	27,345	7,205,954
CVS Health Corp.	58,939	5,461,288
Humana, Inc.	5,433	2,543,024
UnitedHealth Group, Inc.	17,693	9,087,656
		24,297,922
Hotels, Restaurants & Leisure 1.1%
Booking Holdings, Inc. (a)	1,613	2,821,121
Chipotle Mexican Grill, Inc. (a)	755	986,981
Expedia Group, Inc. (a)	13,006	1,233,359
		5,041,461
Household Products 1.8%
Colgate-Palmolive Co.	29,260	2,344,897
Procter & Gamble Co. (The)	40,761	5,861,024
		8,205,921
Industrial Conglomerates 0.9%
Honeywell International, Inc.	23,510	4,086,273
Insurance 2.2%
Marsh & McLennan Cos., Inc.	20,859	3,238,360
Prudential Financial, Inc.	36,955	3,535,854
Travelers Cos., Inc. (The)	20,335	3,439,259
		10,213,473
Interactive Media & Services 5.1%
Alphabet, Inc., Class A (a)	10,966	23,897,765
Internet & Direct Marketing Retail 2.8%
Amazon.com, Inc. (a)	124,233	13,194,787
IT Services 4.3%
Accenture plc, Class A	19,902	5,525,790
Mastercard, Inc., Class A	17,918	5,652,771
Visa, Inc., Class A	43,930	8,649,378
		19,827,939
Life Sciences Tools & Services 2.1%
Agilent Technologies, Inc.	37,995	4,512,666
	Shares	Value

Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	9,811	$ 5,330,120
		9,842,786
Machinery 2.1%
Cummins, Inc.	18,149	3,512,376
Deere & Co.	5,319	1,592,881
Parker-Hannifin Corp.	10,987	2,703,351
Xylem, Inc.	23,770	1,858,339
		9,666,947
Media 0.4%
Comcast Corp., Class A	51,032	2,002,496
Multiline Retail 0.4%
Target Corp.	12,517	1,767,776
Oil, Gas & Consumable Fuels 2.1%
ConocoPhillips	108,374	9,733,069
Personal Products 0.4%
Estee Lauder Cos., Inc. (The), Class A	8,112	2,065,883
Pharmaceuticals 4.2%
Bristol-Myers Squibb Co.	87,942	6,771,534
Merck & Co., Inc.	58,535	5,336,636
Novo Nordisk A/S, Class B	28,566	3,168,298
Zoetis, Inc.	25,386	4,363,600
		19,640,068
Road & Rail 1.3%
Norfolk Southern Corp.	12,488	2,838,397
Uber Technologies, Inc. (a)	32,171	658,219
Union Pacific Corp.	11,661	2,487,058
		5,983,674
Semiconductors & Semiconductor Equipment 4.5%
Advanced Micro Devices, Inc. (a)	32,507	2,485,810
Analog Devices, Inc.	34,131	4,986,198
Applied Materials, Inc.	34,958	3,180,479
ASML Holding NV	5,698	2,721,980
NVIDIA Corp.	48,941	7,418,966
		20,793,433
Software 10.2%
Adobe, Inc. (a)	6,772	2,478,958
Cadence Design Systems, Inc. (a)	9,568	1,435,487
Microsoft Corp.	148,925	38,248,409
Salesforce, Inc. (a)	19,074	3,147,973

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP American Century Sustainable Equity Portfolio

	Shares	Value
Common Stocks (continued)
Software (continued)
ServiceNow, Inc. (a)	2,939	$ 1,397,553
Workday, Inc., Class A (a)	5,981	834,828
		47,543,208
Specialty Retail 2.8%
Home Depot, Inc. (The)	28,604	7,845,219
TJX Cos., Inc. (The)	66,737	3,727,261
Tractor Supply Co.	8,141	1,578,133
		13,150,613
Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	154,700	21,150,584
Textiles, Apparel & Luxury Goods 1.0%
Deckers Outdoor Corp. (a)	5,064	1,293,092
NIKE, Inc., Class B	31,194	3,188,027
		4,481,119
Total Common Stocks (Cost $513,386,702)		461,751,933
Exchange-Traded Fund 0.4%
SPDR S&P 500 ETF Trust (b)	5,628	2,123,163
Total Exchange-Traded Fund (Cost $2,309,805)		2,123,163
Short-Term Investments 0.2%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 0.898% (c)	639,603	639,603
	Shares	Value

Unaffiliated Investment Company 0.1%
Invesco Government and Agency Portfolio, 1.462% (c)(d)	199,700	$ 199,700
Total Short-Term Investments (Cost $839,303)		839,303
Total Investments (Cost $516,535,810)	100.0%	464,714,399
Other Assets, Less Liabilities	(0.0)‡	(94,370)
Net Assets	100.0%	$ 464,620,029

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $2,099,019; the total market value of collateral held by the Portfolio was $2,190,942. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,991,242. The Portfolio received cash collateral with a value of $199,700. (See Note 2(I))
(c)	Current yield as of June 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 7,977	$ 43,315	$ (50,652)	$ —	$ —	$ 640	$ 2	$ —	640
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Foreign Currency Forward Contracts
As of June 30, 2022, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	649,103	USD	682,716	JPMorgan Chase Bank N.A.	9/30/22	$ 1,865
USD	3,011,121	EUR	2,847,718	JPMorgan Chase Bank N.A.	9/30/22	7,753
USD	97,528	EUR	91,539	JPMorgan Chase Bank N.A.	9/30/22	986
Total Unrealized Appreciation						$ 10,604

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Abbreviation(s):
ETF—Exchange-Traded Fund
EUR—Euro
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 461,751,933	$ —	$ —	$ 461,751,933
Exchange-Traded Fund	2,123,163	—	—	2,123,163
Short-Term Investments
Affiliated Investment Company	639,603	—	—	639,603
Unaffiliated Investment Company	199,700	—	—	199,700
Total Short-Term Investments	839,303	—	—	839,303
Total Investments in Securities	464,714,399	—	—	464,714,399
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	10,604	—	10,604
Total Investments in Securities and Other Financial Instruments	$ 464,714,399	$ 10,604	$ —	$ 464,725,003

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP American Century Sustainable Equity Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $515,896,207) including securities on loan of $2,099,019	$464,074,796
Investment in affiliated investment companies, at value (identified cost $639,603)	639,603
Cash	66
Receivables:
Investment securities sold	694,744
Dividends	477,687
Portfolio shares sold	18,230
Securities lending	183
Unrealized appreciation on foreign currency forward contracts	10,604
Other assets	6,156
Total assets	465,922,069
Liabilities
Cash collateral received for securities on loan	199,700
Due to custodian	138,895
Payables:
Investment securities purchased	483,178
Manager (See Note 3)	248,275
Portfolio shares redeemed	117,488
NYLIFE Distributors (See Note 3)	38,822
Professional fees	32,336
Shareholder communication	25,240
Custodian	10,563
Trustees	809
Accrued expenses	6,734
Total liabilities	1,302,040
Net assets	$464,620,029
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,721
Additional paid-in-capital	310,658,484
310,696,205
Total distributable earnings (loss)	153,923,824
Net assets	$464,620,029
Initial Class
Net assets applicable to outstanding shares	$283,341,038
Shares of beneficial interest outstanding	22,955,677
Net asset value per share outstanding	$ 12.34
Service Class
Net assets applicable to outstanding shares	$181,278,991
Shares of beneficial interest outstanding	14,765,531
Net asset value per share outstanding	$ 12.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $79,036)	$ 5,531,103
Securities lending, net	4,365
Dividends-affiliated	2,249
Total income	5,537,717
Expenses
Manager (See Note 3)	1,803,806
Distribution/Service—Service Class (See Note 3)	263,463
Professional fees	58,799
Shareholder communication	29,705
Custodian	12,116
Trustees	5,507
Miscellaneous	13,383
Total expenses	2,186,779
Net investment income (loss)	3,350,938
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	145,576,798
Foreign currency transactions	(18,084)
Foreign currency forward transactions	8,175
Net realized gain (loss)	145,566,889
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(208,657,582)
Foreign currency forward contracts	10,604
Translation of other assets and liabilities in foreign currencies	(2,700)
Net change in unrealized appreciation (depreciation)	(208,649,678)
Net realized and unrealized gain (loss)	(63,082,789)
Net increase (decrease) in net assets resulting from operations	$ (59,731,851)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP American Century Sustainable Equity Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,350,938	$ 7,902,908
Net realized gain (loss)	145,566,889	58,112,895
Net change in unrealized appreciation (depreciation)	(208,649,678)	56,572,246
Net increase (decrease) in net assets resulting from operations	(59,731,851)	122,588,049
Distributions to shareholders:
Initial Class	—	(12,318,709)
Service Class	—	(8,560,289)
Total distributions to shareholders	—	(20,878,998)
Capital share transactions:
Net proceeds from sales of shares	12,563,360	11,605,051
Net asset value of shares issued to shareholders in reinvestment of distributions	—	20,878,998
Cost of shares redeemed	(41,599,270)	(110,225,246)
Increase (decrease) in net assets derived from capital share transactions	(29,035,910)	(77,741,197)
Net increase (decrease) in net assets	(88,767,761)	23,967,854
Net Assets
Beginning of period	553,387,790	529,419,936
End of period	$ 464,620,029	$ 553,387,790
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 13.93	$ 11.56	$ 12.89	$ 11.39	$ 14.10	$ 12.99
Net investment income (loss) (a)	0.09	0.21	0.25	0.29	0.29	0.24
Net realized and unrealized gain (loss)	(1.68)	2.71	(0.33)	2.58	(1.40)	1.83
Total from investment operations	(1.59)	2.92	(0.08)	2.87	(1.11)	2.07
Less distributions:
From net investment income	—	(0.34)	(0.40)	(0.31)	(0.29)	(0.30)
From net realized gain on investments	—	(0.21)	(0.85)	(1.06)	(1.31)	(0.66)
Total distributions	—	(0.55)	(1.25)	(1.37)	(1.60)	(0.96)
Net asset value at end of period	$ 12.34	$ 13.93	$ 11.56	$ 12.89	$ 11.39	$ 14.10
Total investment return (b)	(11.41)%(c)	25.49%	0.96%	26.36%(d)	(9.38)%	16.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39%††	1.57%	2.32%	2.30%	2.11%	1.78%
Net expenses (e)	0.74%††	0.76%	0.76%	0.75%	0.77%	0.77%
Portfolio turnover rate	12%	18%	28%	16%	22%	24%
Net assets at end of period (in 000's)	$ 283,341	$ 324,378	$ 302,584	$ 464,120	$ 431,672	$ 469,556

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.36%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP American Century Sustainable Equity Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 13.87	$ 11.51	$ 12.83	$ 11.34	$ 14.04	$ 12.94
Net investment income (loss) (a)	0.08	0.17	0.22	0.26	0.25	0.21
Net realized and unrealized gain (loss)	(1.67)	2.71	(0.33)	2.56	(1.39)	1.82
Total from investment operations	(1.59)	2.88	(0.11)	2.82	(1.14)	2.03
Less distributions:
From net investment income	—	(0.31)	(0.36)	(0.27)	(0.25)	(0.27)
From net realized gain on investments	—	(0.21)	(0.85)	(1.06)	(1.31)	(0.66)
Total distributions	—	(0.52)	(1.21)	(1.33)	(1.56)	(0.93)
Net asset value at end of period	$ 12.28	$ 13.87	$ 11.51	$ 12.83	$ 11.34	$ 14.04
Total investment return (b)	(11.46)%(c)	25.18%	0.71%	26.04%(d)	(9.61)%	15.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%††	1.32%	2.05%	2.05%	1.84%	1.54%
Net expenses (e)	0.99%††	1.01%	1.01%	1.00%	1.02%	1.02%
Portfolio turnover rate	12%	18%	28%	16%	22%	24%
Net assets at end of period (in 000's)	$ 181,279	$ 229,010	$ 226,836	$ 262,717	$ 257,159	$ 348,450

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.04%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP American Century Sustainable Equity Portfolio (formerly known as MainStay VP T. Rowe Price Equity Income Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

20	MainStay VP American Century Sustainable Equity Portfolio

purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
21

Notes to Financial Statements (Unaudited) (continued)
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more

22	MainStay VP American Century Sustainable Equity Portfolio

efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(J) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
23

Notes to Financial Statements (Unaudited) (continued)
The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into foreign currency forward contracts to hedge currency risk due its exposure in foreign securities.
Fair value of derivative instruments as of June 30, 2022:
Asset Derivatives	Foreign Exchange Contracts Risk	Total
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	$10,604	$10,604
Total Fair Value	$10,604	$10,604
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Total
Forward Contracts	$8,175	$8,175
Total Net Realized Gain (Loss)	$8,175	$8,175

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Total
Forward Contracts	$10,604	$10,604
Total Net Change in Unrealized Appreciation (Depreciation)	$10,604	$10,604

Average Notional Amount	Total
Forward Contracts Long (a)	$ 707,746
Forward Contracts Short (a)	$(3,536,197)

(a)	Position was open two months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2022, due to the replacement of T. Rowe Price Associates, Inc. as the Portfolio’s subadvisor and the appointment of American Century Investment Management, Inc. (“American Century” or the “Subadvisor”) as the Portfolio’s subadvisor. American Century, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and American Century, New York Life Investments pays for the services of the Subadvisor.
Effective May 1, 2022, pursuant to the Management Agreement, the Portfolio pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.63% up to $500 million; 0.61% from $500 million to $1 billion; and 0.585% in excess of $1 billion.
Prior to May 1, 2022, pursuant to the Management Agreement, the Portfolio paid the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.725% up to $500 million; 0.70% from $500 million to $1 billion; and 0.675% in excess of $1 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.69%.

24	MainStay VP American Century Sustainable Equity Portfolio

During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,803,806 and paid T. Rowe and American Century fees of $533,396 and $177,970, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$521,271,196	$5,956,555	$(62,513,352)	$(56,556,797)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$14,172,080
Long-Term Capital Gains	6,706,918
Total	$20,878,998
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month
25

Notes to Financial Statements (Unaudited) (continued)
period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $62,291 and $73,751, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	808,864	$ 10,887,360
Shares redeemed	(1,141,464)	(15,913,881)
Net increase (decrease)	(332,600)	$ (5,026,521)
Year ended December 31, 2021:
Shares sold	677,739	$ 9,236,783
Shares issued to shareholders in reinvestment of distributions	926,930	12,318,709
Shares redeemed	(4,493,782)	(57,536,915)
Net increase (decrease)	(2,889,113)	$(35,981,423)

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	128,918	$ 1,676,000
Shares redeemed	(1,872,452)	(25,685,389)
Net increase (decrease)	(1,743,534)	$(24,009,389)
Year ended December 31, 2021:
Shares sold	178,175	$ 2,368,268
Shares issued to shareholders in reinvestment of distributions	646,396	8,560,289
Shares redeemed	(4,014,733)	(52,688,331)
Net increase (decrease)	(3,190,162)	$(41,759,774)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay VP American Century Sustainable Equity Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP American Century Sustainable Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
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New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781643	MSVPTRPE10-08/22
(NYLIAC) NI531

MainStay VP Natural Resources Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022[1]
Class	Inception Date[2]	Six Months[3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	2/17/2012	17.49%	29.61%	11.32%	3.31%	0.85%

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.
2.	Effective September 1, 2021, due to an organizational restructuring, the portfolio managers from Mellon Investments Corporation who managed the day-to-day operations of the Portfolio transitioned to Newton Investment Management North America, LLC. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor.
3.	Not annualized.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P Global Natural Resources Index[2]	-1.37%	2.95%	8.91%	4.65%
Morningstar Natural Resources Category Average[3]	-10.73	-4.16	7.36	3.28

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the S&P Global Natural Resources Index as its primary benchmark. The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.
3.	The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Natural Resources Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,174.90	$4.53	$1,020.63	$4.21	0.84%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Natural Resources Portfolio

Country Composition as of June 30, 2022 (Unaudited)
United States	83.7%
Canada	5.5
Norway	4.1
South Africa	2.8
Germany	1.6
Brazil	1.3%
Zambia	1.2
Other Assets, Less Liabilities	–0.2
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Occidental Petroleum Corp.
2.	Equinor ASA
3.	Hess Corp.
4.	CF Industries Holdings, Inc.
5.	Devon Energy Corp.
6.	Valero Energy Corp.
7.	Marathon Petroleum Corp.
8.	Bunge Ltd.
9.	Fluor Corp.
10.	Mosaic Co. (The)

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Albert Chu, CFA, Brock Campbell, CFA, and David S. Intoppa, CFA of Newton Investment Management North America, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Natural Resources Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Natural Resources Portfolio returned 17.49% for Initial Class shares. Over the same period, Initial Class shares of the Portfolio outperformed the −1.37% return of the S&P Global Natural Resources Index (“the Index”), which is the Portfolio’s benchmark, and the −10.73% return of the Morningstar Natural Resources Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the continued impact of the Covid-19 pandemic as well as Russia’s invasion of Ukraine affected the strategy’s relative performance in the reporting period. Relative performance was further affected by the rate-hike cycle and the emerging fear of a recession. The Portfolio outperformed the Index primarily due to positioning in U.S./onshore upstream and refining & chemicals subsectors. In the U.S./onshore upstream subsector, the Portfolio invested in companies poised to benefit from prevailing conditions of very tight supply and recovering demand. In refining & chemicals, the Portfolio’s position reflected our bullish outlook as gasoline and diesel prices rallied on global supply/demand imbalances and low global inventories. Given the substantial number of refinery closures and a recovering demand environment, we believed that owning shares in refiners represented a good asymmetric exposure.
Which sectors were the strongest contributors to the Portfolio’s relative performance and which sectors were particularly weak?
As mentioned above, the U.S. onshore upstream and refining & chemicals subsectors made the strongest contributions to the Portfolio’s performance relative to the Index. (Contributions take weightings and total returns into account.) The integrated energy and metals & mining subsectors detracted most from relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from oil & gas exploration company Occidental Petroleum, agricultural chemicals producer The Mosaic Company and refinery company Valero Energy. Occidental shares outperformed as Warren Buffet, chairman and CEO of Berkshire Hathaway, disclosed a purchase in the stock. The company also hosted a well-received analyst day which focused on its carbon capture operations. Mosaic shares rallied as potash prices hit new highs on the potential for Belarus potash exports to be affected by Western sanctions. Valero contributed positively as the start of the U.S. driving season showed robust gasoline demand, and as capacity remains tight.
The most significant detractors from the Portfolio’s absolute performance during the same period included positions in metals miner Freeport-McMoRan and gold miners Newmont and Barrick Gold. Freeport underperformed as China-imposed lockdowns raised investor fears that a Chinese slowdown would dampen metals demand. Newmont and Barrick Gold detracted as the market continued to dial in very hawkish macro scenarios, with a notable rally seen in the U.S. dollar and underperformance in gold.
Did the Portfolio make any significant purchases or sales during the reporting period?
Key additions to the Portfolio during the reporting period included positions in Canadian uranium producer NexGen Energy, South American agro-industrial company Adecoagro and U.S. oil & gas equipment & services provider NexTier Oilfield Solutions. Regarding NexGen Energy, we remain bullish on the long-term prospect for uranium and its role as a clean bridge fuel. In our opinion, the recent sell-off in shares represented an attractive investment opportunity. We see Adecoagro as positioned to generate record amounts of cash. The company’s exposure to the Latin American farmland and biofuel industry appears attractive on a long term, secular basis. We also believe NexTier is likely to benefit from an oilfield capital expenditure cycle that is just beginning, leading us to expect further positive earnings revisions.
During the same period, the Portfolio eliminated its entire positions in Norway-based aluminum producer Norsk Hydro, U.S.-based titanium pigment manufacturer Tronox Holdings and Australia-based copper miner OZ Minerals in favor of more compelling risk/reward opportunities.
How did the Portfolio’s subsector and subindustry weightings change during the reporting period?
During the reporting period, the Portfolio exited some smaller positions in renewables and trimmed outperforming holdings in metals. We added back exposure to agriculture, gold and industrial capital spending.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held overweight exposure to natural gas exploration & production, refining & chemicals and US onshore/upstream. Underweight subsectors included precious metals and metals & mining, as well as zero weights in forest products & other, integrated energy and steel.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Natural Resources Portfolio

We maintain strong conviction in the natural resources sector and foresee a tight supply/demand environment in the coming years. Inflation has started to permeate the global economy, and we believe the supply response will take some time to alleviate inflationary pressures. The rise of environmental, social and governance (ESG) concerns are likely to continue to distort price signals to commodity producers, thereby exacerbating supply shortfalls. In this environment, the Portfolio’s investment process and style remains unchanged. We continue to seek investments in areas where the commodity macroeconomic and company-specific factors are aligned. In our opinion, the natural resources sector remains one of the best sources of overall portfolio diversification, inflation protection and dividend yield generation.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 97.2%
Brazil 1.3%
Adecoagro SA (Food Products)	547,617	$ 4,632,840
Canada 5.5%
Barrick Gold Corp. (Metals & Mining)	397,866	7,038,249
Li-Cycle Holdings Corp. (Commercial Services & Supplies) (a)(b)	91,253	627,821
NexGen Energy Ltd. (Oil, Gas & Consumable Fuels) (a)	960,128	3,446,078
Nutrien Ltd. (Chemicals)	108,652	8,658,478
		19,770,626
Germany 1.6%
Bayer AG (Registered) (Pharmaceuticals)	96,572	5,740,213
Norway 4.1%
Equinor ASA (Oil, Gas & Consumable Fuels)	427,181	14,856,376
South Africa 2.8%
Anglo American plc (Metals & Mining)	245,540	8,778,571
Sibanye Stillwater Ltd. (Metals & Mining)	424,894	1,062,186
		9,840,757
United States 80.7%
Albemarle Corp. (Chemicals)	9,077	1,896,911
Alcoa Corp. (Metals & Mining)	247,850	11,297,003
Archaea Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	77,080	1,197,052
Archer-Daniels-Midland Co. (Food Products)	71,548	5,552,125
Bunge Ltd. (Food Products)	142,010	12,878,887
Caterpillar, Inc. (Machinery)	19,735	3,527,829
CF Industries Holdings, Inc. (Chemicals)	169,865	14,562,526
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	118,380	9,600,618
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	232,200	2,804,976
Corteva, Inc. (Chemicals)	227,853	12,335,961
Darling Ingredients, Inc. (Food Products) (a)	22,856	1,366,789
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	242,236	13,349,626
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	35,548	4,306,640
Energy Fuels, Inc. (Oil, Gas & Consumable Fuels) (a)(b)	248,206	1,218,691
EQT Corp. (Oil, Gas & Consumable Fuels)	283,395	9,748,788
Flowserve Corp. (Machinery)	141,944	4,063,857
	Shares	Value

United States (continued)
Fluor Corp. (Construction & Engineering) (a)	519,566	$ 12,646,236
Freeport-McMoRan, Inc. (Metals & Mining)	415,871	12,168,385
Halliburton Co. (Energy Equipment & Services)	270,019	8,467,796
Hess Corp. (Oil, Gas & Consumable Fuels)	139,620	14,791,343
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)	99,660	4,500,646
Kirby Corp. (Marine) (a)	41,644	2,533,621
Liberty Energy, Inc., Class A (Energy Equipment & Services) (a)	282,741	3,607,775
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	156,998	12,906,806
Mosaic Co. (The) (Chemicals)	267,004	12,610,599
MP Materials Corp. (Metals & Mining) (a)(b)	33,229	1,065,986
Newmont Corp. (Metals & Mining)	195,579	11,670,199
NexTier Oilfield Solutions, Inc. (Energy Equipment & Services) (a)	419,366	3,988,171
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	271,353	15,977,265
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	458,639	7,228,151
PBF Energy, Inc., Class A (Oil, Gas & Consumable Fuels) (a)	266,553	7,735,368
Phillips 66 (Oil, Gas & Consumable Fuels)	98,008	8,035,676
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	49,871	11,125,223
Range Resources Corp. (Oil, Gas & Consumable Fuels) (a)	19,043	471,314
Schlumberger NV (Energy Equipment & Services)	335,559	11,999,590
Stem, Inc. (Electrical Equipment) (a)(b)	53,181	380,776
Terex Corp. (Machinery)	120,814	3,306,679
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	121,848	12,950,005
		289,875,889
Zambia 1.2%
First Quantum Minerals Ltd. (Metals & Mining)	218,206	4,139,676
Total Common Stocks (Cost $283,496,384)		348,856,377

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Natural Resources Portfolio

	Shares	Value
Short-Term Investments 3.0%
Affiliated Investment Company 2.2%
United States 2.2%
MainStay U.S. Government Liquidity Fund, 0.898% (c)	8,070,422	$ 8,070,422
Unaffiliated Investment Company 0.8%
United States 0.8%
Invesco Government and Agency Portfolio, 1.462% (c)(d)	2,861,799	2,861,799
Total Short-Term Investments (Cost $10,932,221)		10,932,221
Total Investments (Cost $294,428,605)	100.2%	359,788,598
Other Assets, Less Liabilities	(0.2)	(744,735)
Net Assets	100.0%	$ 359,043,863

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $2,656,598. The Portfolio received cash collateral with a value of $2,861,799. (See Note 2(I))
(c)	Current yield as of June 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 2,646	$ 84,903	$ (79,479)	$ —	$ —	$ 8,070	$ 9	$ —	8,070
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 348,856,377	$ —	$ —	$ 348,856,377
Short-Term Investments
Affiliated Investment Company	8,070,422	—	—	8,070,422
Unaffiliated Investment Company	2,861,799	—	—	2,861,799
Total Short-Term Investments	10,932,221	—	—	10,932,221
Total Investments in Securities	$ 359,788,598	$ —	$ —	$ 359,788,598

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Natural Resources Portfolio

The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent †
Chemicals	$ 50,064,475	13.9%
Commercial Services & Supplies	627,821	0.2
Construction & Engineering	12,646,236	3.5
Electrical Equipment	380,776	0.1
Energy Equipment & Services	35,291,483	9.8
Food Products	24,430,641	6.8
Machinery	10,898,365	3.0
Marine	2,533,621	0.7
Metals & Mining	57,220,255	16.2
Oil, Gas & Consumable Fuels	149,022,491	41.4
Pharmaceuticals	5,740,213	1.6
	348,856,377	97.2
Short-Term Investments	10,932,221	3.0
Other Assets, Less Liabilities	(744,735)	(0.2)
Net Assets	$359,043,863	100.0%

†	Percentages indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $286,358,183) including securities on loan of $2,656,598	$351,718,176
Investment in affiliated investment companies, at value (identified cost $8,070,422)	8,070,422
Cash denominated in foreign currencies (identified cost $492,825)	472,379
Receivables:
Investment securities sold	6,788,746
Portfolio shares sold	557,559
Dividends	355,559
Securities lending	4,107
Other assets	2,554
Total assets	367,969,502
Liabilities
Cash collateral received for securities on loan	2,861,799
Payables:
Investment securities purchased	5,528,793
Manager (See Note 3)	262,464
Portfolio shares redeemed	207,039
Professional fees	30,891
Shareholder communication	16,995
Custodian	11,828
Accrued expenses	5,830
Total liabilities	8,925,639
Net assets	$359,043,863
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 34,209
Additional paid-in-capital	417,404,097
417,438,306
Total distributable earnings (loss)	(58,394,443)
Net assets	$359,043,863
Initial Class
Net assets applicable to outstanding shares	$359,043,863
Shares of beneficial interest outstanding	34,209,031
Net asset value per share outstanding	$ 10.50

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Natural Resources Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $160,229)	$ 5,240,382
Securities lending, net	43,529
Dividends-affiliated	8,553
Total income	5,292,464
Expenses
Manager (See Note 3)	1,463,095
Professional fees	49,584
Custodian	13,201
Shareholder communication	11,898
Trustees	3,316
Miscellaneous	12,233
Total expenses	1,553,327
Net investment income (loss)	3,739,137
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	56,015,107
Foreign currency transactions	(41,156)
Net realized gain (loss)	55,973,951
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(9,089,451)
Translation of other assets and liabilities in foreign currencies	(34,137)
Net change in unrealized appreciation (depreciation)	(9,123,588)
Net realized and unrealized gain (loss)	46,850,363
Net increase (decrease) in net assets resulting from operations	$50,589,500
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,739,137	$ 4,202,003
Net realized gain (loss)	55,973,951	39,948,671
Net change in unrealized appreciation (depreciation)	(9,123,588)	41,643,391
Net increase (decrease) in net assets resulting from operations	50,589,500	85,794,065
Distributions to shareholders:
Initial Class	—	(3,323,461)
Capital share transactions:
Net proceeds from sales of shares	84,118,394	39,038,894
Net asset value of shares issued to shareholders in reinvestment of distributions	—	3,323,461
Cost of shares redeemed	(68,247,299)	(71,157,994)
Increase (decrease) in net assets derived from capital share transactions	15,871,095	(28,795,639)
Net increase (decrease) in net assets	66,460,595	53,674,965
Net Assets
Beginning of period	292,583,268	238,908,303
End of period	$359,043,863	$292,583,268
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Natural Resources Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 8.93	$ 6.55	$ 6.29	$ 5.43	$ 7.61	$ 7.67
Net investment income (loss)	0.11	0.12(a)	0.09(a)	0.13(a)	0.04	(0.01)
Net realized and unrealized gain (loss)	1.46	2.36	0.32	0.78	(2.22)	(0.05)
Total from investment operations	1.57	2.48	0.41	0.91	(2.18)	(0.06)
Less distributions:
From net investment income	—	(0.10)	(0.15)	(0.05)	—	—
Net asset value at end of period	$ 10.50	$ 8.93	$ 6.55	$ 6.29	$ 5.43	$ 7.61
Total investment return (b)	17.58%(c)	38.02%	6.89%	16.62%	(28.65)%(c)	(0.78)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%††	1.56%	1.68%	2.17%	0.59%	(0.10)%
Net expenses (d)	0.84%††	0.85%	0.86%	0.96%	0.94%	0.94%
Portfolio turnover rate	44%	72%	68%	87%	78%	17%
Net assets at end of period (in 000's)	$ 359,044	$ 292,583	$ 238,908	$ 249,276	$ 240,067	$ 379,253

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Natural Resources Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

18	MainStay VP Natural Resources Portfolio

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
19

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in

20	MainStay VP Natural Resources Portfolio

mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Newton Investment Management North America, LLC (“Newton” or the “Subadvisor”), a registered investment adviser, serves as
21

Notes to Financial Statements (Unaudited) (continued)
Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Newton, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.79% up to $1 billion; and 0.78% in excess of $1 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.79%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,463,095 and paid the Subadvisor and former subadvisor aggregate fees of $667,144.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$295,211,146	$80,885,318	$(16,307,866)	$64,577,452
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $186,874,754, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$28,653	$158,222
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$3,323,461
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

22	MainStay VP Natural Resources Portfolio

Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $169,094 and $156,987, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	7,474,517	$ 84,118,394
Shares redeemed	(6,028,273)	(68,247,299)
Net increase (decrease)	1,446,244	$ 15,871,095
Year ended December 31, 2021:
Shares sold	4,898,908	$ 39,038,894
Shares issued to shareholders in reinvestment of distributions	391,318	3,323,461
Shares redeemed	(9,026,803)	(71,157,994)
Net increase (decrease)	(3,736,577)	$(28,795,639)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
24	MainStay VP Natural Resources Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
25

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781648	MSVPVEG10-08/22
(NYLIAC) NI533

MainStay VP S&P 500 Index Portfolio
(formerly known as MainStay VP MacKay S&P 500 Index Portfolio)

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	1/29/1993	-19.99%	-10.69%	11.15%	12.71%	0.18%
Service Class Shares	6/5/2003	-20.09	-10.91	10.87	12.43	0.43

1.	Effective June 13, 2022, the Portfolio replaced its subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-19.96%	-10.62%	11.31%	12.96%
Morningstar Large Blend Category Average[3]	-19.24	-11.80	9.28	11.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$800.10	$0.54	$1,024.20	$0.60	0.12%
Service Class Shares	$1,000.00	$799.10	$1.65	$1,022.96	$1.86	0.37%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP S&P 500 Index Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Software	8.9%
Technology Hardware, Storage & Peripherals	6.8
Interactive Media & Services	5.2
Semiconductors & Semiconductor Equipment	5.2
Pharmaceuticals	4.8
IT Services	4.3
Oil, Gas & Consumable Fuels	4.0
Banks	3.7
Health Care Providers & Services	3.5
Internet & Direct Marketing Retail	3.0
Capital Markets	2.9
Equity Real Estate Investment Trusts	2.8
Health Care Equipment & Supplies	2.7
Biotechnology	2.2
Insurance	2.2
Specialty Retail	2.1
Automobiles	2.0
Electric Utilities	1.9
Life Sciences Tools & Services	1.9
Beverages	1.9
Hotels, Restaurants & Leisure	1.8
Chemicals	1.8
Aerospace & Defense	1.7
Household Products	1.5
Diversified Financial Services	1.5
Machinery	1.5
Food & Staples Retailing	1.5
Entertainment	1.3
Diversified Telecommunication Services	1.2
Food Products	1.1
Multi–Utilities	1.0
Media	0.9
Road & Rail	0.9
Industrial Conglomerates	0.8%
Communications Equipment	0.8
Tobacco	0.7
Air Freight & Logistics	0.7
Electronic Equipment, Instruments & Components	0.6
Consumer Finance	0.5
Textiles, Apparel & Luxury Goods	0.5
Electrical Equipment	0.5
Multiline Retail	0.5
Commercial Services & Supplies	0.5
Building Products	0.4
Metals & Mining	0.4
Energy Equipment & Services	0.3
Containers & Packaging	0.3
Household Durables	0.3
Professional Services	0.3
Wireless Telecommunication Services	0.2
Trading Companies & Distributors	0.2
Airlines	0.2
Personal Products	0.2
Distributors	0.1
Construction Materials	0.1
Auto Components	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Construction & Engineering	0.1
Gas Utilities	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Leisure Products	0.0‡
Short–Term Investments	0.8
Other Assets, Less Liabilities	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	Microsoft Corp.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	Tesla, Inc.
6.	Berkshire Hathaway, Inc., Class B
7.	UnitedHealth Group, Inc.
8.	Johnson & Johnson
9.	NVIDIA Corp.
10.	Meta Platforms, Inc., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Francis J. Ok of Index IQ Advisors LLC, the Portfolio’s Subadvisor.
How did MainStay VP S&P 500® Index Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP S&P 500® Index Portfolio returned −19.99% for Initial Class shares and −20.09% for Service Class shares. Over the same period, both share classes underperformed the −19.96% return of the S&P 500® Index (“the Index”), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the six months ended June 30, 2022, both share classes underperformed the −19.24% return of the Morningstar Large Blend Category Average.1
Were there any changes to the Portfolio during the reporting period?
Effective May 1, 2022, the Portfolio was renamed MainStay VP S&P 500 Portfolio.
Effective June 10, 2022, Index IQ assumed subadvisory responsibilities for the Portfolio and the portfolio manager from MacKay Shields LLC transitioned to Index IQ Advisors LLC.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The MainStay VP S&P 500 Index Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.
During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?
The Index industry groups with the highest total returns during the reporting period included energy, telecommunication services and food, beverage & tobacco. Conversely, the industry groups that had the lowest total returns were automobiles & components, consumer durables & apparel and semiconductors & semiconductor equipment.
During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s absolute performance and which industries made the weakest contributions?
The Index industries that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included energy, telecommunication services and food, beverage & tobacco. (Contributions take weightings and total returns into account.) During the same period, the industries that made the weakest contributions to the Portfolio’s absolute performance included software & services, semiconductors & semiconductor equipment and retailing.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?
The Index stocks with the highest total returns during the reporting period were oil & gas exploration & production company Occidental Petroleum, oil & gas refinery firm Valero Energy and oil & gas exploration & production company Hess. Conversely, the stocks with the lowest total returns were streaming entertainment services provider Netflix, online retailer Etsy and dental device maker Align Technology.
During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?
The Index stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included integrated oil & gas companies Exxon Mobil and Chevron and pharmaceutical company Merck. The stocks making the weakest contributions were consumer electronics and services company Apple, software and cloud services provider Microsoft, and online retailer Amazon.com.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were ten additions to and twelve deletions from the S&P 500® Index. In terms of index weight, significant additions to the S&P 500® Index included Warner Bros Discovery and Keurig Dr Pepper, while significant deletions included Xilinx and IHS Markit.

1.	See page 5 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 99.2%
Aerospace & Defense 1.7%
Boeing Co. (The) (a)	50,997	$ 6,972,310
General Dynamics Corp.	21,136	4,676,340
Howmet Aerospace, Inc.	34,490	1,084,711
Huntington Ingalls Industries, Inc.	3,672	799,835
L3Harris Technologies, Inc.	17,686	4,274,706
Lockheed Martin Corp.	21,718	9,337,871
Northrop Grumman Corp.	13,399	6,412,359
Raytheon Technologies Corp.	136,376	13,107,097
Textron, Inc.	19,723	1,204,484
TransDigm Group, Inc. (a)	4,755	2,551,866
		50,421,579
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	11,670	1,182,988
Expeditors International of Washington, Inc.	15,383	1,499,227
FedEx Corp.	21,865	4,957,014
United Parcel Service, Inc., Class B	67,347	12,293,522
		19,932,751
Airlines 0.2%
Alaska Air Group, Inc. (a)	11,563	463,098
American Airlines Group, Inc. (a)(b)	59,560	755,221
Delta Air Lines, Inc. (a)	58,784	1,702,972
Southwest Airlines Co. (a)	54,373	1,963,953
United Airlines Holdings, Inc. (a)	29,961	1,061,219
		5,946,463
Auto Components 0.1%
Aptiv plc (a)	24,844	2,212,855
BorgWarner, Inc.	21,969	733,106
		2,945,961
Automobiles 2.0%
Ford Motor Co.	362,111	4,030,296
General Motors Co. (a)	133,699	4,246,280
Tesla, Inc. (a)	76,951	51,820,342
		60,096,918
Banks 3.7%
Bank of America Corp.	650,151	20,239,201
Citigroup, Inc.	178,072	8,189,531
Citizens Financial Group, Inc.	44,978	1,605,265
Comerica, Inc.	11,991	879,900
Fifth Third Bancorp	62,914	2,113,910
First Republic Bank	16,457	2,373,099
Huntington Bancshares, Inc.	131,971	1,587,611
JPMorgan Chase & Co.	269,325	30,328,688
	Shares	Value

Banks (continued)
KeyCorp	85,507	$ 1,473,286
M&T Bank Corp.	16,452	2,622,284
PNC Financial Services Group, Inc. (The)	37,925	5,983,427
Regions Financial Corp.	85,693	1,606,744
Signature Bank	5,770	1,034,042
SVB Financial Group (a)	5,397	2,131,761
Truist Financial Corp.	122,089	5,790,681
U.S. Bancorp	123,979	5,705,514
Wells Fargo & Co.	347,572	13,614,395
Zions Bancorp NA	13,879	706,441
		107,985,780
Beverages 1.9%
Brown-Forman Corp., Class B	16,761	1,175,952
Coca-Cola Co. (The)	357,766	22,507,059
Constellation Brands, Inc., Class A	14,925	3,478,420
Keurig Dr Pepper, Inc.	67,641	2,393,815
Molson Coors Beverage Co., Class B	17,270	941,388
Monster Beverage Corp. (a)	34,485	3,196,760
PepsiCo, Inc.	126,791	21,130,988
		54,824,382
Biotechnology 2.2%
AbbVie, Inc.	162,042	24,818,353
Amgen, Inc.	48,986	11,918,294
Biogen, Inc. (a)	13,430	2,738,914
Gilead Sciences, Inc.	115,019	7,109,324
Incyte Corp. (a)	17,265	1,311,622
Moderna, Inc. (a)	31,733	4,533,059
Regeneron Pharmaceuticals, Inc. (a)	9,906	5,855,734
Vertex Pharmaceuticals, Inc. (a)	23,453	6,608,821
		64,894,121
Building Products 0.4%
Allegion plc	8,052	788,291
AO Smith Corp.	11,924	652,004
Carrier Global Corp.	77,783	2,773,742
Fortune Brands Home & Security, Inc.	11,995	718,261
Johnson Controls International plc	63,792	3,054,361
Masco Corp.	21,635	1,094,731
Trane Technologies plc	21,445	2,785,062
		11,866,452
Capital Markets 2.9%
Ameriprise Financial, Inc.	10,078	2,395,339
Bank of New York Mellon Corp. (The)	68,148	2,842,453
BlackRock, Inc.	13,059	7,953,453
Cboe Global Markets, Inc.	9,737	1,102,131

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Charles Schwab Corp. (The)	138,297	$ 8,737,604
CME Group, Inc.	32,958	6,746,503
FactSet Research Systems, Inc.	3,475	1,336,381
Franklin Resources, Inc.	25,672	598,414
Goldman Sachs Group, Inc. (The)	31,494	9,354,348
Intercontinental Exchange, Inc.	51,192	4,814,096
Invesco Ltd.	30,877	498,046
MarketAxess Holdings, Inc.	3,461	886,051
Moody's Corp.	14,719	4,003,126
Morgan Stanley	128,326	9,760,475
MSCI, Inc.	7,439	3,065,984
Nasdaq, Inc.	10,571	1,612,500
Northern Trust Corp.	19,108	1,843,540
Raymond James Financial, Inc.	17,826	1,593,823
S&P Global, Inc.	31,829	10,728,283
State Street Corp.	33,664	2,075,386
T. Rowe Price Group, Inc.	20,843	2,367,973
		84,315,909
Chemicals 1.8%
Air Products and Chemicals, Inc.	20,336	4,890,401
Albemarle Corp.	10,739	2,244,236
Celanese Corp.	9,932	1,168,103
CF Industries Holdings, Inc.	19,129	1,639,929
Corteva, Inc.	66,363	3,592,893
Dow, Inc.	66,766	3,445,793
DuPont de Nemours, Inc.	46,631	2,591,751
Eastman Chemical Co.	11,818	1,060,902
Ecolab, Inc.	22,789	3,504,037
FMC Corp.	11,548	1,235,751
International Flavors & Fragrances, Inc.	23,368	2,783,596
Linde plc	46,150	13,269,509
LyondellBasell Industries NV, Class A	23,734	2,075,776
Mosaic Co. (The)	33,194	1,567,753
PPG Industries, Inc.	21,659	2,476,490
Sherwin-Williams Co. (The)	21,945	4,913,705
		52,460,625
Commercial Services & Supplies 0.5%
Cintas Corp.	7,976	2,979,275
Copart, Inc. (a)	19,600	2,129,736
Republic Services, Inc.	19,118	2,501,973
Rollins, Inc.	20,773	725,393
Waste Management, Inc.	35,028	5,358,584
		13,694,961
Communications Equipment 0.8%
Arista Networks, Inc. (a)	20,635	1,934,325
	Shares	Value

Communications Equipment (continued)
Cisco Systems, Inc.	380,933	$ 16,242,983
F5, Inc. (a)	5,545	848,607
Juniper Networks, Inc.	29,627	844,369
Motorola Solutions, Inc.	15,341	3,215,474
		23,085,758
Construction & Engineering 0.1%
Quanta Services, Inc.	13,178	1,651,731
Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,719	1,711,353
Vulcan Materials Co.	12,186	1,731,631
		3,442,984
Consumer Finance 0.5%
American Express Co.	55,934	7,753,571
Capital One Financial Corp.	36,042	3,755,216
Discover Financial Services	25,764	2,436,759
Synchrony Financial	45,986	1,270,133
		15,215,679
Containers & Packaging 0.3%
Amcor plc	137,802	1,712,879
Avery Dennison Corp.	7,493	1,212,892
Ball Corp.	29,324	2,016,612
International Paper Co.	33,986	1,421,634
Packaging Corp. of America	8,592	1,181,400
Sealed Air Corp.	13,396	773,217
Westrock Co.	23,370	931,061
		9,249,695
Distributors 0.1%
Genuine Parts Co.	12,984	1,726,872
LKQ Corp.	23,861	1,171,337
Pool Corp.	3,675	1,290,770
		4,188,979
Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B (a)	165,900	45,294,018
Diversified Telecommunication Services 1.2%
AT&T, Inc.	656,473	13,759,674
Lumen Technologies, Inc.	85,257	930,154
Verizon Communications, Inc.	385,103	19,543,977
		34,233,805
Electric Utilities 1.9%
Alliant Energy Corp.	22,999	1,347,971
American Electric Power Co., Inc.	47,091	4,517,911

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Constellation Energy Corp.	29,958	$ 1,715,395
Duke Energy Corp.	70,599	7,568,919
Edison International	34,956	2,210,617
Entergy Corp.	18,649	2,100,623
Evergy, Inc.	21,043	1,373,056
Eversource Energy	31,625	2,671,364
Exelon Corp.	89,884	4,073,543
FirstEnergy Corp.	52,354	2,009,870
NextEra Energy, Inc.	180,143	13,953,877
NRG Energy, Inc.	21,759	830,541
Pinnacle West Capital Corp.	10,362	757,669
PPL Corp.	67,482	1,830,787
Southern Co. (The)	97,433	6,947,947
Xcel Energy, Inc.	49,944	3,534,038
		57,444,128
Electrical Equipment 0.5%
AMETEK, Inc.	21,174	2,326,811
Eaton Corp. plc	36,588	4,609,722
Emerson Electric Co.	54,469	4,332,464
Generac Holdings, Inc. (a)	5,853	1,232,525
Rockwell Automation, Inc.	10,661	2,124,844
		14,626,366
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	54,757	3,525,256
CDW Corp.	12,390	1,952,168
Corning, Inc.	69,705	2,196,405
Keysight Technologies, Inc. (a)	16,687	2,300,303
TE Connectivity Ltd.	29,543	3,342,790
Teledyne Technologies, Inc. (a)	4,295	1,611,097
Trimble, Inc. (a)	22,938	1,335,680
Zebra Technologies Corp., Class A (a)	4,815	1,415,369
		17,679,068
Energy Equipment & Services 0.3%
Baker Hughes Co.	85,770	2,476,180
Halliburton Co.	82,710	2,593,785
Schlumberger NV	129,613	4,634,961
		9,704,926
Entertainment 1.3%
Activision Blizzard, Inc.	71,698	5,582,406
Electronic Arts, Inc.	25,788	3,137,110
Live Nation Entertainment, Inc. (a)	12,557	1,036,957
Netflix, Inc. (a)	40,739	7,124,029
Take-Two Interactive Software, Inc. (a)	14,497	1,776,318
Walt Disney Co. (The) (a)	167,028	15,767,443
	Shares	Value

Entertainment (continued)
Warner Bros Discovery, Inc. (a)	202,511	$ 2,717,698
		37,141,961
Equity Real Estate Investment Trusts 2.8%
Alexandria Real Estate Equities, Inc.	13,620	1,975,309
American Tower Corp.	42,612	10,891,201
AvalonBay Communities, Inc.	12,821	2,490,479
Boston Properties, Inc.	13,077	1,163,592
Camden Property Trust	9,768	1,313,601
Crown Castle International Corp.	39,709	6,686,202
Digital Realty Trust, Inc.	26,104	3,389,082
Duke Realty Corp.	35,254	1,937,207
Equinix, Inc.	8,347	5,484,146
Equity Residential	31,379	2,266,191
Essex Property Trust, Inc.	5,991	1,566,706
Extra Space Storage, Inc.	12,313	2,094,688
Federal Realty OP LP	6,554	627,480
Healthpeak Properties, Inc.	49,477	1,281,949
Host Hotels & Resorts, Inc.	65,544	1,027,730
Iron Mountain, Inc.	26,644	1,297,296
Kimco Realty Corp.	56,671	1,120,386
Mid-America Apartment Communities, Inc.	10,585	1,848,882
Prologis, Inc.	67,882	7,986,317
Public Storage	14,003	4,378,318
Realty Income Corp.	55,166	3,765,631
Regency Centers Corp.	14,225	843,685
SBA Communications Corp.	9,888	3,164,654
Simon Property Group, Inc.	30,109	2,857,946
UDR, Inc.	27,445	1,263,568
Ventas, Inc.	36,652	1,885,012
VICI Properties, Inc.	88,306	2,630,636
Vornado Realty Trust	14,594	417,243
Welltower, Inc.	41,628	3,428,066
Weyerhaeuser Co.	68,270	2,261,102
		83,344,305
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	40,643	19,479,377
Kroger Co. (The)	60,159	2,847,325
Sysco Corp.	46,718	3,957,482
Walgreens Boots Alliance, Inc.	65,742	2,491,622
Walmart, Inc.	128,738	15,651,966
		44,427,772
Food Products 1.1%
Archer-Daniels-Midland Co.	51,600	4,004,160
Campbell Soup Co.	18,536	890,655
Conagra Brands, Inc.	44,004	1,506,697
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Food Products (continued)
General Mills, Inc.	55,222	$ 4,166,500
Hershey Co. (The)	13,387	2,880,347
Hormel Foods Corp.	25,987	1,230,744
J M Smucker Co. (The)	9,945	1,273,060
Kellogg Co.	23,237	1,657,728
Kraft Heinz Co. (The)	65,096	2,482,761
Lamb Weston Holdings, Inc.	13,246	946,559
McCormick & Co., Inc. (Non-Voting)	22,945	1,910,171
Mondelez International, Inc., Class A	126,904	7,879,469
Tyson Foods, Inc., Class A	26,734	2,300,728
		33,129,579
Gas Utilities 0.0% ‡
Atmos Energy Corp.	12,748	1,429,051
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	160,560	17,444,844
ABIOMED, Inc. (a)	4,178	1,034,097
Align Technology, Inc. (a)	6,721	1,590,659
Baxter International, Inc.	46,173	2,965,692
Becton Dickinson and Co.	26,140	6,444,294
Boston Scientific Corp. (a)	131,090	4,885,724
Cooper Cos., Inc. (The)	4,521	1,415,616
Dentsply Sirona, Inc.	19,757	705,918
Dexcom, Inc. (a)	35,992	2,682,484
Edwards Lifesciences Corp. (a)	57,014	5,421,461
Hologic, Inc. (a)	22,868	1,584,752
IDEXX Laboratories, Inc. (a)	7,703	2,701,673
Intuitive Surgical, Inc. (a)	32,916	6,606,570
Medtronic plc	123,018	11,040,865
ResMed, Inc.	13,414	2,811,977
STERIS plc	9,182	1,892,869
Stryker Corp.	30,862	6,139,378
Teleflex, Inc.	4,301	1,057,401
Zimmer Biomet Holdings, Inc.	19,218	2,019,043
		80,445,317
Health Care Providers & Services 3.5%
AmerisourceBergen Corp.	13,830	1,956,668
Cardinal Health, Inc.	24,981	1,305,757
Centene Corp. (a)	53,634	4,537,973
Cigna Corp.	29,094	7,666,851
CVS Health Corp.	120,246	11,141,994
DaVita, Inc. (a)	5,552	443,938
Elevance Health, Inc.	22,107	10,668,396
HCA Healthcare, Inc.	20,864	3,506,404
Henry Schein, Inc. (a)	12,659	971,452
	Shares	Value

Health Care Providers & Services (continued)
Humana, Inc.	11,599	$ 5,429,144
Laboratory Corp. of America Holdings	8,500	1,992,060
McKesson Corp.	13,330	4,348,379
Molina Healthcare, Inc. (a)	5,383	1,505,140
Quest Diagnostics, Inc.	10,762	1,431,131
UnitedHealth Group, Inc.	86,029	44,187,075
Universal Health Services, Inc., Class B	6,156	619,971
		101,712,333
Hotels, Restaurants & Leisure 1.8%
Booking Holdings, Inc. (a)	3,725	6,514,988
Caesars Entertainment, Inc. (a)	19,657	752,863
Carnival Corp. (a)(b)	74,419	643,724
Chipotle Mexican Grill, Inc. (a)	2,564	3,351,815
Darden Restaurants, Inc.	11,438	1,293,867
Domino's Pizza, Inc.	3,305	1,287,992
Expedia Group, Inc. (a)	13,899	1,318,042
Hilton Worldwide Holdings, Inc.	25,523	2,844,283
Las Vegas Sands Corp. (a)	31,531	1,059,126
Marriott International, Inc., Class A	25,211	3,428,948
McDonald's Corp.	67,816	16,742,414
MGM Resorts International	32,427	938,762
Norwegian Cruise Line Holdings Ltd. (a)	38,431	427,353
Penn National Gaming, Inc. (a)	14,990	455,996
Royal Caribbean Cruises Ltd. (a)	20,574	718,238
Starbucks Corp.	105,170	8,033,936
Wynn Resorts Ltd. (a)	9,677	551,395
Yum! Brands, Inc.	26,149	2,968,173
		53,331,915
Household Durables 0.3%
DR Horton, Inc.	29,376	1,944,397
Garmin Ltd.	13,990	1,374,517
Lennar Corp., Class A (b)	23,715	1,673,567
Mohawk Industries, Inc. (a)	4,719	585,581
Newell Brands, Inc.	33,747	642,543
NVR, Inc. (a)	284	1,137,176
PulteGroup, Inc.	21,790	863,538
Whirlpool Corp.	5,154	798,200
		9,019,519
Household Products 1.5%
Church & Dwight Co., Inc.	22,262	2,062,797
Clorox Co. (The)	11,286	1,591,100
Colgate-Palmolive Co.	76,838	6,157,797
Kimberly-Clark Corp.	30,896	4,175,595
Procter & Gamble Co. (The)	220,013	31,635,669
		45,622,958

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Independent Power and Renewable Electricity Producers 0.0% ‡
AES Corp. (The)	61,242	$ 1,286,694
Industrial Conglomerates 0.8%
3M Co.	52,182	6,752,872
General Electric Co.	100,930	6,426,213
Honeywell International, Inc.	62,423	10,849,742
		24,028,827
Insurance 2.2%
Aflac, Inc.	54,344	3,006,854
Allstate Corp. (The)	25,216	3,195,624
American International Group, Inc.	72,643	3,714,237
Aon plc, Class A	19,475	5,252,018
Arthur J. Gallagher & Co.	19,263	3,140,640
Assurant, Inc.	4,960	857,336
Brown & Brown, Inc.	21,484	1,253,377
Chubb Ltd.	38,854	7,637,919
Cincinnati Financial Corp.	13,675	1,627,051
Everest Re Group Ltd.	3,616	1,013,492
Globe Life, Inc.	8,318	810,755
Hartford Financial Services Group, Inc. (The)	30,157	1,973,172
Lincoln National Corp.	14,821	693,178
Loews Corp.	17,829	1,056,547
Marsh & McLennan Cos., Inc.	46,025	7,145,381
MetLife, Inc.	63,385	3,979,944
Principal Financial Group, Inc.	21,549	1,439,258
Progressive Corp. (The)	53,633	6,235,909
Prudential Financial, Inc.	34,387	3,290,148
Travelers Cos., Inc. (The)	22,004	3,721,536
W R Berkley Corp.	19,211	1,311,343
Willis Towers Watson plc	10,223	2,017,918
		64,373,637
Interactive Media & Services 5.2%
Alphabet, Inc. (a)
Class A	27,580	60,103,991
Class C	25,288	55,316,236

Match Group, Inc. (a)	26,189	1,825,111
Meta Platforms, Inc., Class A (a)	210,313	33,912,971
Twitter, Inc. (a)	69,946	2,615,281
		153,773,590
Internet & Direct Marketing Retail 3.0%
Amazon.com, Inc. (a)	802,365	85,219,186
eBay, Inc.	51,337	2,139,213
	Shares	Value

Internet & Direct Marketing Retail (continued)
Etsy, Inc. (a)	11,657	$ 853,409
		88,211,808
IT Services 4.3%
Accenture plc, Class A	58,082	16,126,467
Akamai Technologies, Inc. (a)	14,700	1,342,551
Automatic Data Processing, Inc.	38,307	8,046,002
Broadridge Financial Solutions, Inc.	10,750	1,532,412
Cognizant Technology Solutions Corp., Class A	47,791	3,225,415
DXC Technology Co. (a)	22,418	679,490
EPAM Systems, Inc. (a)	5,241	1,544,942
Fidelity National Information Services, Inc.	56,007	5,134,162
Fiserv, Inc. (a)	53,346	4,746,194
FleetCor Technologies, Inc. (a)	7,092	1,490,100
Gartner, Inc. (a)	7,385	1,785,914
Global Payments, Inc.	25,817	2,856,393
International Business Machines Corp.	82,477	11,644,928
Jack Henry & Associates, Inc.	6,681	1,202,714
Mastercard, Inc., Class A	78,749	24,843,734
Paychex, Inc.	29,463	3,354,952
PayPal Holdings, Inc. (a)	106,191	7,416,379
VeriSign, Inc. (a)	8,739	1,462,297
Visa, Inc., Class A	150,911	29,712,867
		128,147,913
Leisure Products 0.0% ‡
Hasbro, Inc.	12,019	984,116
Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	27,520	3,268,550
Bio-Rad Laboratories, Inc., Class A (a)	1,985	982,575
Bio-Techne Corp.	3,598	1,247,211
Charles River Laboratories International, Inc. (a)	4,659	996,886
Danaher Corp.	59,338	15,043,370
Illumina, Inc. (a)	14,406	2,655,890
IQVIA Holdings, Inc. (a)	17,357	3,766,295
Mettler-Toledo International, Inc. (a)	2,080	2,389,442
PerkinElmer, Inc.	11,568	1,645,201
Thermo Fisher Scientific, Inc.	35,897	19,502,122
Waters Corp. (a)	5,523	1,828,003
West Pharmaceutical Services, Inc.	6,793	2,053,999
		55,379,544
Machinery 1.5%
Caterpillar, Inc.	48,910	8,743,152
Cummins, Inc.	12,939	2,504,085
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Machinery (continued)
Deere & Co.	25,600	$ 7,666,432
Dover Corp.	13,220	1,603,850
Fortive Corp.	32,869	1,787,416
IDEX Corp.	6,970	1,265,961
Illinois Tool Works, Inc.	25,989	4,736,495
Ingersoll Rand, Inc.	37,223	1,566,344
Nordson Corp.	4,941	1,000,256
Otis Worldwide Corp.	38,770	2,739,876
PACCAR, Inc.	31,882	2,625,164
Parker-Hannifin Corp.	11,772	2,896,501
Pentair plc	15,167	694,193
Snap-on, Inc.	4,894	964,265
Stanley Black & Decker, Inc.	13,843	1,451,577
Westinghouse Air Brake Technologies Corp.	16,749	1,374,758
Xylem, Inc.	16,514	1,291,064
		44,911,389
Media 0.9%
Charter Communications, Inc., Class A (a)	10,621	4,976,257
Comcast Corp., Class A	409,947	16,086,320
DISH Network Corp., Class A (a)	22,993	412,265
Fox Corp.
Class A	28,581	919,165
Class B	13,259	393,792

Interpublic Group of Cos., Inc. (The)	36,099	993,805
News Corp.
Class A	35,622	554,991
Class B	11,035	175,346

Omnicom Group, Inc.	18,866	1,200,066
Paramount Global, Class B	55,789	1,376,873
		27,088,880
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	132,896	3,888,537
Newmont Corp.	72,777	4,342,604
Nucor Corp.	24,398	2,547,395
		10,778,536
Multiline Retail 0.5%
Dollar General Corp.	20,979	5,149,086
Dollar Tree, Inc. (a)	20,642	3,217,056
Target Corp.	42,403	5,988,575
		14,354,717
Multi-Utilities 1.0%
Ameren Corp.	23,679	2,139,634
	Shares	Value

Multi-Utilities (continued)
CenterPoint Energy, Inc.	57,720	$ 1,707,358
CMS Energy Corp.	26,605	1,795,838
Consolidated Edison, Inc.	32,489	3,089,704
Dominion Energy, Inc.	74,393	5,937,305
DTE Energy Co.	17,766	2,251,840
NiSource, Inc.	37,211	1,097,352
Public Service Enterprise Group, Inc.	45,782	2,897,085
Sempra Energy	28,821	4,330,932
WEC Energy Group, Inc.	28,925	2,911,012
		28,158,060
Oil, Gas & Consumable Fuels 4.0%
APA Corp.	31,016	1,082,458
Chevron Corp.	180,171	26,085,157
ConocoPhillips	118,608	10,652,184
Coterra Energy, Inc.	73,892	1,905,675
Devon Energy Corp.	56,285	3,101,866
Diamondback Energy, Inc.	15,299	1,853,474
EOG Resources, Inc.	53,709	5,931,622
Exxon Mobil Corp.	386,286	33,081,533
Hess Corp.	25,403	2,691,194
Kinder Morgan, Inc.	178,816	2,996,956
Marathon Oil Corp.	64,895	1,458,840
Marathon Petroleum Corp.	49,609	4,078,356
Occidental Petroleum Corp.	81,643	4,807,140
ONEOK, Inc.	40,954	2,272,947
Phillips 66	44,116	3,617,071
Pioneer Natural Resources Co.	20,634	4,603,033
Valero Energy Corp.	37,422	3,977,210
Williams Cos., Inc. (The)	111,691	3,485,876
		117,682,592
Personal Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	21,256	5,413,265
Pharmaceuticals 4.8%
Bristol-Myers Squibb Co.	195,233	15,032,941
Catalent, Inc. (a)	16,434	1,763,204
Eli Lilly and Co.	72,317	23,447,341
Johnson & Johnson	241,297	42,832,630
Merck & Co., Inc.	231,889	21,141,320
Organon & Co.	23,258	784,958
Pfizer, Inc.	514,514	26,975,969
Viatris, Inc.	111,169	1,163,939
Zoetis, Inc.	43,156	7,418,085
		140,560,387
Professional Services 0.3%
Equifax, Inc.	11,218	2,050,426

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Professional Services (continued)
Jacobs Engineering Group, Inc.	11,795	$ 1,499,499
Leidos Holdings, Inc.	12,532	1,262,098
Nielsen Holdings plc	32,983	765,865
Robert Half International, Inc.	10,134	758,935
Verisk Analytics, Inc.	14,479	2,506,170
		8,842,993
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	29,973	2,206,313
Road & Rail 0.9%
CSX Corp.	199,378	5,793,925
JB Hunt Transport Services, Inc.	7,687	1,210,472
Norfolk Southern Corp.	21,855	4,967,423
Old Dominion Freight Line, Inc.	8,420	2,157,877
Union Pacific Corp.	57,589	12,282,582
		26,412,279
Semiconductors & Semiconductor Equipment 5.2%
Advanced Micro Devices, Inc. (a)	148,599	11,363,366
Analog Devices, Inc.	47,987	7,010,421
Applied Materials, Inc.	81,006	7,369,926
Broadcom, Inc.	37,439	18,188,241
Enphase Energy, Inc. (a)	12,382	2,417,462
Intel Corp.	374,957	14,027,141
KLA Corp.	13,685	4,366,610
Lam Research Corp.	12,720	5,420,628
Microchip Technology, Inc.	50,984	2,961,151
Micron Technology, Inc.	102,397	5,660,506
Monolithic Power Systems, Inc.	4,020	1,543,841
NVIDIA Corp.	229,616	34,807,489
NXP Semiconductors NV	24,077	3,564,118
ON Semiconductor Corp. (a)	39,844	2,004,552
Qorvo, Inc. (a)	9,943	937,824
QUALCOMM, Inc.	102,703	13,119,281
Skyworks Solutions, Inc.	14,757	1,367,088
SolarEdge Technologies, Inc. (a)	5,079	1,390,021
Teradyne, Inc.	14,690	1,315,489
Texas Instruments, Inc.	84,559	12,992,490
		151,827,645
Software 8.9%
Adobe, Inc. (a)	43,328	15,860,648
ANSYS, Inc. (a)	7,977	1,908,816
Autodesk, Inc. (a)	19,947	3,430,086
Cadence Design Systems, Inc. (a)	25,287	3,793,809
Ceridian HCM Holding, Inc. (a)	12,598	593,114
	Shares	Value

Software (continued)
Citrix Systems, Inc.	11,437	$ 1,111,333
Fortinet, Inc. (a)	61,090	3,456,472
Intuit, Inc.	25,934	9,996,001
Microsoft Corp.	685,820	176,139,151
NortonLifeLock, Inc.	53,356	1,171,698
Oracle Corp.	144,354	10,086,014
Paycom Software, Inc. (a)	4,416	1,237,010
PTC, Inc. (a)	9,654	1,026,606
Roper Technologies, Inc.	9,712	3,832,841
Salesforce, Inc. (a)	91,105	15,035,969
ServiceNow, Inc. (a)	18,382	8,741,009
Synopsys, Inc. (a)	14,039	4,263,644
Tyler Technologies, Inc. (a)	3,803	1,264,421
		262,948,642
Specialty Retail 2.1%
Advance Auto Parts, Inc.	5,602	969,650
AutoZone, Inc. (a)	1,820	3,911,398
Bath & Body Works, Inc.	21,869	588,713
Best Buy Co., Inc.	18,566	1,210,318
CarMax, Inc. (a)	14,721	1,331,956
Home Depot, Inc. (The)	94,759	25,989,551
Lowe's Cos., Inc.	60,624	10,589,194
O'Reilly Automotive, Inc. (a)	6,027	3,807,618
Ross Stores, Inc.	32,222	2,262,951
TJX Cos., Inc. (The)	107,694	6,014,710
Tractor Supply Co.	10,259	1,988,707
Ulta Beauty, Inc. (a)	4,789	1,846,064
		60,510,830
Technology Hardware, Storage & Peripherals 6.8%
Apple, Inc. (c)	1,409,957	192,769,321
Hewlett Packard Enterprise Co.	119,221	1,580,871
HP, Inc.	96,593	3,166,319
NetApp, Inc.	20,406	1,331,287
Seagate Technology Holdings plc	18,125	1,294,850
Western Digital Corp. (a)	28,717	1,287,383
		201,430,031
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc., Class B	116,344	11,890,357
PVH Corp.	6,192	352,325
Ralph Lauren Corp.	4,244	380,474
Tapestry, Inc.	23,090	704,707
VF Corp. (b)	29,599	1,307,388
		14,635,251
Tobacco 0.7%
Altria Group, Inc.	166,026	6,934,906
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Tobacco (continued)
Philip Morris International, Inc.	142,144	$ 14,035,299
		20,970,205
Trading Companies & Distributors 0.2%
Fastenal Co.	52,783	2,634,927
United Rentals, Inc. (a)	6,567	1,595,190
WW Grainger, Inc.	3,936	1,788,637
		6,018,754
Water Utilities 0.1%
American Water Works Co., Inc.	16,667	2,479,550
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc. (a)	54,028	7,268,927
Total Common Stocks (d) (Cost $988,665,462)		2,925,493,124

Short-Term Investments 0.8%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 0.898% (e)	60,116	60,116
Unaffiliated Investment Company 0.1%
Invesco Government and Agency Portfolio, 1.462% (e)(f)	2,645,858	2,645,858

	Principal Amount
U.S. Treasury Debt 0.7%
U.S. Treasury Bills
1.371%, due 9/15/22 (c)(g)	$ 21,400,000	21,328,619
Total Short-Term Investments (Cost $24,044,234)		24,034,593
Total Investments (Cost $1,012,709,696)	100.0%	2,949,527,717
Other Assets, Less Liabilities	(0.0)‡	(619,557)
Net Assets	100.0%	$ 2,948,908,160

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $3,162,085; the total market value of collateral held by the Portfolio was $3,248,490. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $602,632. The Portfolio received cash collateral with a value of $2,645,858. (See Note 2(H))
(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.
(e)	Current yield as of June 30, 2022.
(f)	Represents a security purchased with cash collateral received for securities on loan.
(g)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP S&P 500 Index Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 73	$ 7,030	$ (7,043)	$ —	$ —	$ 60	$ —(a)	$ —	60

(a)	Less than $500.
Futures Contracts
As of June 30, 2022, the Portfolio held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	112	September 2022	$ 22,079,585	$ 21,221,200	$ (858,385)

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2022.
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 2,925,493,124	$ —	$ —	$ 2,925,493,124
Short-Term Investments
Affiliated Investment Company	60,116	—	—	60,116
Unaffiliated Investment Company	2,645,858	—	—	2,645,858
U.S. Treasury Debt	—	21,328,619	—	21,328,619
Total Short-Term Investments	2,705,974	21,328,619	—	24,034,593
Total Investments in Securities	$ 2,928,199,098	$ 21,328,619	$ —	$ 2,949,527,717
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (858,385)	$ —	$ —	$ (858,385)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,012,649,580) including securities on loan of $3,162,085	$2,949,467,601
Investment in affiliated investment companies, at value (identified cost $60,116)	60,116
Cash	13,519
Receivables:
Dividends	2,315,862
Portfolio shares sold	1,015,595
Securities lending	460
Other assets	193,771
Total assets	2,953,066,924
Liabilities
Cash collateral received for securities on loan	2,645,858
Payables:
Portfolio shares redeemed	586,018
NYLIFE Distributors (See Note 3)	352,039
Manager (See Note 3)	222,804
Variation margin on futures contracts	142,253
Shareholder communication	132,908
Professional fees	50,491
Custodian	21,779
Trustees	4,614
Total liabilities	4,158,764
Net assets	$2,948,908,160
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 41,321
Additional paid-in-capital	824,761,316
824,802,637
Total distributable earnings (loss)	2,124,105,523
Net assets	$2,948,908,160
Initial Class
Net assets applicable to outstanding shares	$1,279,613,435
Shares of beneficial interest outstanding	17,816,790
Net asset value per share outstanding	$ 71.82
Service Class
Net assets applicable to outstanding shares	$1,669,294,725
Shares of beneficial interest outstanding	23,504,560
Net asset value per share outstanding	$ 71.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP S&P 500 Index Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $6,186)	$ 25,851,365
Interest	35,989
Securities lending, net	3,970
Dividends-affiliated	162
Total income	25,891,486
Expenses
Manager (See Note 3)	2,636,389
Distribution/Service—Service Class (See Note 3)	2,319,155
Professional fees	107,819
Shareholder communication	106,821
Trustees	36,687
Custodian	26,973
Miscellaneous	177,490
Total expenses before waiver/reimbursement	5,411,334
Expense waiver/reimbursement from Manager (See Note 3)	(1,082,242)
Net expenses	4,329,092
Net investment income (loss)	21,562,394
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	45,205,316
Futures transactions	(3,824,020)
Net realized gain (loss)	41,381,296
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(810,676,509)
Futures contracts	(953,328)
Net change in unrealized appreciation (depreciation)	(811,629,837)
Net realized and unrealized gain (loss)	(770,248,541)
Net increase (decrease) in net assets resulting from operations	$(748,686,147)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 21,562,394	$ 41,890,389
Net realized gain (loss)	41,381,296	103,780,431
Net change in unrealized appreciation (depreciation)	(811,629,837)	764,502,805
Net increase (decrease) in net assets resulting from operations	(748,686,147)	910,173,625
Distributions to shareholders:
Initial Class	—	(37,666,492)
Service Class	—	(39,080,413)
Total distributions to shareholders	—	(76,746,905)
Capital share transactions:
Net proceeds from sales of shares	153,635,519	364,010,795
Net asset value of shares issued to shareholders in reinvestment of distributions	—	76,746,905
Cost of shares redeemed	(268,624,459)	(831,676,688)
Increase (decrease) in net assets derived from capital share transactions	(114,988,940)	(390,918,988)
Net increase (decrease) in net assets	(863,675,087)	442,507,732
Net Assets
Beginning of period	3,812,583,247	3,370,075,515
End of period	$2,948,908,160	$3,812,583,247
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP S&P 500 Index Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 89.76	$ 71.41	$ 61.70	$ 48.11	$ 52.02	$ 44.05
Net investment income (loss) (a)	0.57	1.03	1.00	1.01	1.04	0.80
Net realized and unrealized gain (loss)	(18.51)	19.19	10.13	13.88	(3.15)	8.60
Total from investment operations	(17.94)	20.22	11.13	14.89	(2.11)	9.40
Less distributions:
From net investment income	—	(1.01)	(0.91)	(1.00)	(0.78)	(0.70)
From net realized gain on investments	—	(0.86)	(0.51)	(0.30)	(1.02)	(0.73)
Total distributions	—	(1.87)	(1.42)	(1.30)	(1.80)	(1.43)
Net asset value at end of period	$ 71.82	$ 89.76	$ 71.41	$ 61.70	$ 48.11	$ 52.02
Total investment return (b)	(19.99)%	28.55%	18.24%	31.25%	(4.52)%	21.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%††	1.28%	1.61%	1.80%	1.95%	1.65%
Net expenses (c)	0.12%††	0.12%	0.13%	0.16%	0.16%	0.22%
Expenses (before waiver/reimbursement) (c)	0.18%††	0.18%	0.20%	0.19%	0.19%	0.23%
Portfolio turnover rate	1%	3%	2%	7%	9%	3%
Net assets at end of period (in 000's)	$ 1,279,613	$ 1,745,640	$ 1,749,834	$ 1,123,943	$ 1,001,911	$ 1,156,346

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 88.87	$ 70.76	$ 61.19	$ 47.74	$ 51.66	$ 43.80
Net investment income (loss) (a)	0.47	0.83	0.83	0.86	0.90	0.67
Net realized and unrealized gain (loss)	(18.32)	18.99	10.03	13.77	(3.13)	8.54
Total from investment operations	(17.85)	19.82	10.86	14.63	(2.23)	9.21
Less distributions:
From net investment income	—	(0.85)	(0.78)	(0.88)	(0.67)	(0.62)
From net realized gain on investments	—	(0.86)	(0.51)	(0.30)	(1.02)	(0.73)
Total distributions	—	(1.71)	(1.29)	(1.18)	(1.69)	(1.35)
Net asset value at end of period	$ 71.02	$ 88.87	$ 70.76	$ 61.19	$ 47.74	$ 51.66
Total investment return (b)	(20.09)%	28.23%	17.95%	30.92%	(4.76)%	21.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18%††	1.03%	1.37%	1.54%	1.70%	1.40%
Net expenses (c)	0.37%††	0.37%	0.38%	0.41%	0.41%	0.47%
Expenses (before waiver/reimbursement) (c)	0.43%††	0.43%	0.45%	0.44%	0.44%	0.48%
Portfolio turnover rate	1%	3%	2%	7%	9%	3%
Net assets at end of period (in 000's)	$ 1,669,295	$ 2,066,943	$ 1,620,242	$ 1,341,639	$ 920,531	$ 897,611

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP S&P 500 Index Portfolio (formerly known as MainStay VP MacKay S&P 500 Index Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

22	MainStay VP S&P 500 Index Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a
23

Notes to Financial Statements (Unaudited) (continued)
holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

24	MainStay VP S&P 500 Index Portfolio

(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(I) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
25

Notes to Financial Statements (Unaudited) (continued)
Fair value of derivative instruments as of June 30, 2022:
Liability Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(858,385)	$(858,385)
Total Fair Value	$(858,385)	$(858,385)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$(3,824,020)	$(3,824,020)
Total Net Realized Gain (Loss)	$(3,824,020)	$(3,824,020)

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$(953,328)	$(953,328)
Total Net Change in Unrealized Appreciation (Depreciation)	$(953,328)	$(953,328)

Average Notional Amount	Total
Futures Contracts Long	$19,727,869
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective June 10, 2022, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio’s subadvisor and the appointment of IndexIQ Advisors LLC (“IndexIQ” or the “Subadvisor”) as the Portfolio’s subadvisor. The Portfolio's portfolio manager did not change due to the change in subadvisor. IndexIQ, a registered investment adviser and an affiliate of New York Life Investments, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and
Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and IndexIQ, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.16% up to $2.5 billion; and 0.15% in excess of $2.5 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.12% and 0.37%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $2,636,389 and waived fees and/or reimbursed expenses in the amount of $1,082,242 and paid MacKay Shields and IndexIQ fees of $705,793 and $71,281, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service

26	MainStay VP S&P 500 Index Portfolio

fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,029,940,423	$1,958,681,146	$(39,093,852)	$1,919,587,294
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$56,145,964
Long-Term Capital Gains	20,600,941
Total	$76,746,905
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $29,530 and $144,856, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	201,129	$ 16,179,564
Shares redeemed	(1,831,210)	(149,920,037)
Net increase (decrease)	(1,630,081)	$(133,740,473)
Year ended December 31, 2021:
Shares sold	1,447,144	$ 111,542,140
Shares issued to shareholders in reinvestment of distributions	455,821	37,666,492
Shares redeemed	(6,961,317)	(569,084,066)
Net increase (decrease)	(5,058,352)	$(419,875,434)

27

Notes to Financial Statements (Unaudited) (continued)
Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,724,916	$ 137,455,955
Shares redeemed	(1,477,308)	(118,704,422)
Net increase (decrease)	247,608	$ 18,751,533
Year ended December 31, 2021:
Shares sold	3,147,547	$ 252,468,655
Shares issued to shareholders in reinvestment of distributions	477,391	39,080,413
Shares redeemed	(3,266,373)	(262,592,622)
Net increase (decrease)	358,565	$ 28,956,446
Note 10-Litigation
The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately

28	MainStay VP S&P 500 Index Portfolio

appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020 and, on August 20, 2021, affirmed the district court’s dismissal of plaintiff’s intentional fraudulent conveyance claims and denial of leave to amend. Plaintiff filed a petition for rehearing en banc on September 3, 2021. The petition was denied on October 7, 2021. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. On February 22, 2022, the Supreme Court denied the petition, and the matter has therefore been resolved. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio's cost basis in shares of Tribune was as follows:
Portfolio	Proceeds	Cost Basis
MainStay VP S&P 500 Index Portfolio	$682,856	$527,309
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
30	MainStay VP S&P 500 Index Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
31

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781637	MSVPSP10-08/22
(NYLIAC) NI529

MainStay VP CBRE Global Infrastructure Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Initial Class Shares	5/1/2015	-5.64%	0.22%	-2.91%	-3.63%	1.35%
Service Class Shares	5/1/2015	-5.76	-0.03	-3.15	-3.86	1.60

1.	Effective February 28, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
FTSE Global Core Infrastructure 50/50 Index (Net)[2]	-4.08%	2.90%	5.88%	5.89%
Morningstar Infrastructure Category Average[3]	-7.84	-1.97	5.40	4.51

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The FTSE Global Core Infrastructure 50/50 Index (Net) is the Portfolio’s primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index (Net) is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors.
3.	The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP CBRE Global Infrastructure Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$943.60	$4.58	$1,020.08	$4.76	0.95%
Service Class Shares	$1,000.00	$942.40	$5.78	$1,018.84	$6.01	1.20%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP CBRE Global Infrastructure Portfolio

Country Composition as of June 30, 2022 (Unaudited)
United States	57.4%
Australia	10.8
Spain	6.5
France	5.3
Canada	5.0
Italy	4.1
United Kingdom	3.4
Portugal	2.4
China	2.0%
Japan	1.4
New Zealand	0.9
Germany	0.6
Other Assets, Less Liabilities	0.2
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	American Electric Power Co., Inc.
3.	Transurban Group
4.	Cheniere Energy, Inc.
5.	Atlas Arteria Ltd.
6.	WEC Energy Group, Inc.
7.	Cellnex Telecom SA
8.	Crown Castle International Corp.
9.	Ameren Corp.
10.	Vinci SA

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jeremy Anagnos, CFA, Joseph P. Smith, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Investment Management Listed Real Assets LLC (“CBRE” and formerly known as CBRE Clarion Securities LLC), the Portfolio’s Subadvisor.
How did MainStay VP CBRE Global Infrastructure Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP CBRE Global Infrastructure Portfolio returned −5.64% for Initial Class shares and −5.76% for Service Class shares. Over the same period, both share classes underperformed the −4.08% return of the FTSE Global Core Infrastructure 50/50 Index (Net) (“the Index”), which is the Portfolio’s benchmark. For the six months ended June 30, 2022, both share classes outperformed the −7.84% return of the Morningstar Infrastructure Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Index during the reporting period due to negative sector allocation, which was partially offset by positive stock selection. Sector allocation was helped by underweight exposure to emerging markets and U.S. communications stocks, but otherwise detracted, primarily due to large, negative impacts from overweight exposure to European communications and utilities stocks, where returns further suffered due to currency movements. Overweight exposure to U.S. rail stocks also undermined relative performance. Conversely, stock selection had a generally positive influence on relative returns. Midstream and North American utilities made the strongest positive contribution to relative performance, followed by selections among Asia-Pacific-based transports. (Contributions take weightings and total returns into account.) However, stock selection among European transports and utilities lagged.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors providing the strongest positive contributions to the Portfolio’s performance relative to the Index included North American utilities, midstream and Asia-Pacific transports. Positive stock selection drove relative returns in both North American utilities and midstream, with midstream holdings benefiting from rising LNG prices globally. Asia Pacific transports benefited from strong stock selection and, to a lesser degree, from sector allocation, with the most notable impact from positioning in Australia.
The weakest contributors to the Portfolio’s relative performance came from Continental European utilities, transports and communications. Among European utilities, both stock selection and sector allocation detracted. Key holdings were negatively affected by spiking regional energy costs and concerns over potential political reactions that might impact utilities in certain jurisdictions. In European transportation, stock selection was undermined by weakness in core toll road positions corresponding with a take-private bid for a toll road stock not held in the Portfolio. Overweight exposure to European communications took a toll on performance due to rising interest rates and concerns regarding mergers and acquisitions.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The holdings that contributed most to the Portfolio’s absolute returns included Cheniere Energy, The Williams Companies and Atlas Arteria. Cheniere Energy is a U.S. midstream company with a set of unique, fully contracted, natural gas export assets. The company benefited from improvement in the global liquid natural gas (LNG) market. Williams is one of the largest natural gas pipeline operators in the United States, operating those assets under long-term contracts serving downstream customers, including LNG export facilities. Atlas Arteria is an Australian-listed owner of toll road assets, mostly in Europe. The company’s shares traded higher after investment company IFM Investors tendered for a 15% stake at a 15% premium to the stock price and expressed interest in further due diligence to consider bidding for the company. U.S.-based Constellation Energy, another strong contributor to Portfolio returns during the reporting period, saw shares rise sharply as it was spun out of parent company Exelon. Constellation’s power generation business benefited from growing policy support aimed at keeping nuclear plants profitable as a means of achieving state and federal decarbonization/net zero goals.
The holdings that detracted the most from the Portfolio’s absolute returns were Spain-based European tower operator Cellnex Telecom, Italy-based European integrated utility/renewable developer Enel and U.S. utility/renewable developer NextEra Energy, all of which posted negative returns for the reporting period. Cellnex share underperformance was driven by a combination of rising interest rates and ongoing merger and acquisition speculation, with Cellnex seen as the likely buyer of a large pool of tower assets. Both Enel and NextEra shares suffered as investor sentiment turned against names exposed to decarbonization on because of concerns regarding potentially eroding development returns, supply chain problems, inflation, and regulatory issues involving tariffs for U.S. importers of solar components. Enel was also pressured by general weakness across European integrated utilities due to the ongoing energy crisis.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP CBRE Global Infrastructure Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s most significant purchases during the reporting period included new positions in U.S. midstream company Targa Resources, Canadian midstream company Enbridge and U.S. integrated utility Sempra Energy. Targa Resources and Enbridge operate natural gas pipeline and processing assets in North America. Both appear well-positioned in the current environment to benefit from growing global demand for U.S. natural gas, in addition to being well-insulated from rising inflation. Sempra Energy is a utility that was trading at an attractive valuation despite tailwinds from outsized rate base growth opportunities and a subsidiary that operates LNG export facilities.
The Portfolio’s most significant sales during the same period included its entire positions in French utility ENGIE and Canada-based midstream company TC Energy. We sold the Portfolio’s ENGIE position in the wake of the energy crisis that impacted European utilities and in light of the company’s deteriorating outlook and increased risk profile. TC Energy was sold in favor of new investments in the midstream sector, which we believe held more compelling risk and return profiles. The Portfolio also reduced its position in U.S. regulated utility FirstEnergy to reflect the less compelling valuation of shares after a period of material outperformance.
How did the Portfolio’s sector/subsector weightings change during the reporting period?
During the reporting period, the Portfolio increased its sector exposure most significantly to U.S. utilities and midstream. We believe many U.S. utilities are well-positioned given the strength and stability of their earnings, while also operating in a relatively stable regulatory environment. The combination of stability of current earnings and growth from energy transition efforts support a healthy outlook for U.S. utilities. The midstream sector outlook has improved amid global energy security concerns, with the call on U.S. energy resources expected to ramp up in the coming years. Midstream management teams have generally been disciplined in reducing balance sheet leverage and capital spending in the aftermath of the COVID-19 downturn.
During the same period, the Portfolio’s most significant reductions in sector weightings were among utilities and transports in continental Europe. We reduced the Portfolio’s European utility exposure in light of the escalating energy crisis in Europe. Rising energy prices and concerns over natural gas supply challenged already tight markets during the reporting period. We reduced the Portfolio’s exposure to European transports in response to the potential impact of the lingering war in Ukraine on the European economic outlook.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held overweight exposure to communications and midstream sectors globally. Communications continues to experience robust growth driven by trends in increasing data usage and the need for new infrastructure to support the digital economy. We believe communications infrastructure companies in the listed space are among the most well-positioned entities to benefit from the positive trends in this sector. Communication assets remain particularly desirable in the private infrastructure market, and transaction activity there is supportive of valuations in the listed space. Midstream appears well-positioned for the current environment, with insulation from inflation impacts, limited capital expenditures and growing demand for natural gas globally, all supportive of a positive outlook for cash flow. At the same time, midstream valuations remain attractive relative to their historical averages and to other high commodity price cycles.
Among transports, the Portfolio continued to favor toll roads, where volumes have remained resilient, and maintained exposure to Japanese passenger rail. The Portfolio’s North American rail position was reduced in light of a deteriorating outlook. The Portfolio also continued to hold underweight exposure to airports and ports.
The Portfolio held significantly underweight exposure to emerging markets, which we believed to be a highly volatile segment of the investment universe and where regulatory and policy risks remained elevated. The Portfolio also maintained net underweight exposure to global utilities, with holdings reflecting a bias towards companies positioned to benefit from strong growth and regulation, as well as investment opportunities tied to decarbonization. We are cautious regarding utilities operating in weaker regulatory environments, those exhibiting at-risk earnings profiles and high carbon intensity business models, and those subject to risks of severe weather and/or rate shocks to consumers. Given dramatically changing risk profiles in Europe we have reallocated more of the Portfolio’s assets toward U.S. utilities and, to a lesser extent, Hong Kong-listed names.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 98.6%
Australia 10.8%
Atlas Arteria Ltd. (Transportation)	248,492	$ 1,382,464
Aurizon Holdings Ltd. (Transportation)	114,064	299,184
NEXTDC Ltd. (Communications) (a)	61,013	448,096
Transurban Group (Transportation)	161,458	1,602,599
		3,732,343
Canada 5.0%
Canadian National Railway Co. (Transportation)	6,979	785,029
Enbridge, Inc. (Midstream / Pipelines)	11,367	480,042
Pembina Pipeline Corp. (Midstream / Pipelines)	13,126	463,979
		1,729,050
China 2.0%
China Resources Gas Group Ltd. (Utilities)	57,077	265,862
ENN Energy Holdings Ltd. (Utilities)	7,899	129,757
Guangdong Investment Ltd. (Utilities)	268,335	283,833
		679,452
France 5.3%
Eiffage SA (Transportation)	8,572	771,463
Vinci SA (Transportation)	11,860	1,055,941
		1,827,404
Germany 0.6%
Fraport AG Frankfurt Airport Services Worldwide (Transportation) (a)	5,004	217,624
Italy 4.1%
Enel SpA (Utilities)	132,420	724,377
Infrastrutture Wireless Italiane SpA (Communications)	33,436	339,320
Terna - Rete Elettrica Nazionale (Utilities)	47,163	370,091
		1,433,788
Japan 1.4%
Central Japan Railway Co. (Transportation)	1,575	181,726
West Japan Railway Co. (Transportation)	8,237	302,999
		484,725
New Zealand 0.9%
Infratil Ltd. (Diversified)	64,695	310,312
Portugal 2.4%
EDP - Energias de Portugal SA (Utilities)	179,288	836,463
	Shares	Value

Spain 6.5%
Aena SME SA (Transportation) (a)	5,745	$ 729,982
Cellnex Telecom SA (Communications)	31,431	1,219,699
Ferrovial SA (Transportation)	12,664	321,031
		2,270,712
United Kingdom 3.4%
National Grid plc (Utilities)	79,261	1,015,016
Pennon Group plc (Utilities)	14,261	165,353
		1,180,369
United States 56.2%
AES Corp. (The) (Utilities)	49,496	1,039,911
Ameren Corp. (Utilities)	12,178	1,100,404
American Electric Power Co., Inc. (Utilities)	16,998	1,630,788
American Tower Corp. (Communications)	3,693	943,894
Cheniere Energy, Inc. (Midstream / Pipelines)	10,975	1,460,004
CMS Energy Corp. (Utilities)	13,708	925,290
Constellation Energy Corp. (Utilities)	5,562	318,480
Crown Castle International Corp. (Communications)	7,097	1,194,993
Dominion Energy, Inc. (Utilities)	10,218	815,499
Equinix, Inc. (Communications)	573	376,473
Essential Utilities, Inc. (Utilities)	6,862	314,623
Exelon Corp. (Utilities)	10,426	472,506
FirstEnergy Corp. (Utilities)	11,883	456,188
NextEra Energy Partners LP (Utilities) (b)	20	1,483
NextEra Energy, Inc. (Utilities)	22,735	1,761,052
NiSource, Inc. (Utilities)	14,213	419,141
Norfolk Southern Corp. (Transportation)	1,024	232,745
OGE Energy Corp. (Utilities)	10,723	413,479
ONEOK, Inc. (Midstream / Pipelines)	8,722	484,071
PPL Corp. (Utilities)	11,842	321,273
Public Service Enterprise Group, Inc. (Utilities)	10,541	667,035
Sempra Energy (Utilities)	4,228	635,342
Southwest Gas Holdings, Inc. (Utilities)	3,417	297,552
Targa Resources Corp. (Midstream / Pipelines)	9,651	575,875
Union Pacific Corp. (Transportation)	3,886	828,806
WEC Energy Group, Inc. (Utilities)	12,269	1,234,752
Williams Cos., Inc. (The) (Midstream / Pipelines)	16,909	527,730
		19,449,389
Total Common Stocks (Cost $33,108,761)		34,151,631

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP CBRE Global Infrastructure Portfolio

	Shares	Value
Short-Term Investments 1.2%
Affiliated Investment Company 1.2%
United States 1.2%
MainStay U.S. Government Liquidity Fund, 0.898% (c)	398,460	$ 398,460
Unaffiliated Investment Company 0.0% ‡
United States 0.0% ‡
Invesco Government and Agency Portfolio, 1.462% (c)(d)	1,275	1,275
Total Short-Term Investments (Cost $399,735)		399,735
Total Investments (Cost $33,508,496)	99.8%	34,551,366
Other Assets, Less Liabilities	0.2	73,327
Net Assets	100.0%	$ 34,624,693

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $1,246. The Portfolio received cash collateral with a value of $1,275. (See Note 2(I))
(c)	Current yield as of June 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 302	$ 8,302	$ (8,206)	$ —	$ —	$ 398	$ 1	$ —	398
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 34,151,631	$ —	$ —	$ 34,151,631
Short-Term Investments
Affiliated Investment Company	398,460	—	—	398,460
Unaffiliated Investment Company	1,275	—	—	1,275
Total Short-Term Investments	399,735	—	—	399,735
Total Investments in Securities	$ 34,551,366	$ —	$ —	$ 34,551,366

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The table below sets forth the diversification of the Portfolio’s investments by sector.
Sector Diversification
	Value	Percent
Utilities	$16,615,550	48.0%
Transportation	8,711,593	25.2
Communications	4,522,475	13.0
Midstream / Pipelines	3,991,701	11.5
Diversified	310,312	0.9
	34,151,631	98.6
Short-Term Investments	399,735	1.2
Other Assets, Less Liabilities	73,327	0.2
Net Assets	$34,624,693	100.0%
† Percentages indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP CBRE Global Infrastructure Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $33,110,036) including securities on loan of $1,246	$ 34,152,906
Investment in affiliated investment companies, at value (identified cost $398,460)	398,460
Receivables:
Investment securities sold	135,592
Dividends	105,571
Portfolio shares sold	45,364
Securities lending	29
Other assets	212
Total assets	34,838,134
Liabilities
Cash collateral received for securities on loan	1,275
Foreign currency due to custodian, at value	868
Payables:
Investment securities purchased	94,360
Shareholder communication	31,210
Portfolio shares redeemed	22,568
Manager (See Note 3)	19,567
Professional fees	19,197
Custodian	10,703
NYLIFE Distributors (See Note 3)	6,706
Trustees	3
Accrued expenses	6,984
Total liabilities	213,441
Net assets	$ 34,624,693
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 4,975
Additional paid-in-capital	68,809,128
68,814,103
Total distributable earnings (loss)	(34,189,410)
Net assets	$ 34,624,693
Initial Class
Net assets applicable to outstanding shares	$ 1,997,997
Shares of beneficial interest outstanding	283,392
Net asset value per share outstanding	$ 7.05
Service Class
Net assets applicable to outstanding shares	$32,626,696
Shares of beneficial interest outstanding	4,691,208
Net asset value per share outstanding	$ 6.95

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $24,717)	$ 500,941
Dividends-affiliated	755
Securities lending, net	389
Total income	502,085
Expenses
Manager (See Note 3)	123,829
Distribution/Service—Service Class (See Note 3)	33,950
Professional fees	26,831
Custodian	11,311
Shareholder communication	489
Trustees	262
Miscellaneous	3,246
Total expenses before waiver/reimbursement	199,918
Expense waiver/reimbursement from Manager (See Note 3)	(27,571)
Net expenses	172,347
Net investment income (loss)	329,738
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	43,602
Foreign currency transactions	(5,274)
Net realized gain (loss)	38,328
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,212,985)
Translation of other assets and liabilities in foreign currencies	(5,051)
Net change in unrealized appreciation (depreciation)	(2,218,036)
Net realized and unrealized gain (loss)	(2,179,708)
Net increase (decrease) in net assets resulting from operations	$(1,849,970)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP CBRE Global Infrastructure Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 329,738	$ 427,682
Net realized gain (loss)	38,328	1,106,214
Net change in unrealized appreciation (depreciation)	(2,218,036)	1,769,892
Net increase (decrease) in net assets resulting from operations	(1,849,970)	3,303,788
Capital share transactions:
Net proceeds from sales of shares	13,539,452	7,248,924
Cost of shares redeemed	(3,904,321)	(4,776,219)
Increase (decrease) in net assets derived from capital share transactions	9,635,131	2,472,705
Net increase (decrease) in net assets	7,785,161	5,776,493
Net Assets
Beginning of period	26,839,532	21,063,039
End of period	$34,624,693	$26,839,532
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 7.47	$ 6.48	$ 8.01	$ 7.61	$ 10.52	$ 9.75
Net investment income (loss) (a)	0.09	0.15	0.03	0.03	(0.07)	(0.05)
Net realized and unrealized gain (loss)	(0.51)	0.84	(1.08)	0.37	(2.84)	0.82
Total from investment operations	(0.42)	0.99	(1.05)	0.40	(2.91)	0.77
Less distributions:
From net investment income	—	—	(0.48)	—	—	—
Net asset value at end of period	$ 7.05	$ 7.47	$ 6.48	$ 8.01	$ 7.61	$ 10.52
Total investment return (b)	(5.62)%(c)	15.28%(c)	(12.81)%	5.26%(c)	(27.66)%(c)	7.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%††	2.08%	0.41%	0.33%	(0.66)%	(0.49)%
Net expenses (d)	0.95%††	0.95%	1.05%	1.21%	1.21%	1.31%
Expenses (before waiver/reimbursement) (d)	1.14%††	1.32%	1.44%	1.21%	1.21%	1.31%
Portfolio turnover rate	20%	43%	163%	119%	162%	116%
Net assets at end of period (in 000's)	$ 1,998	$ 1,899	$ 1,022	$ 1,009	$ 90,681	$ 158,846

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 7.38	$ 6.42	$ 7.93	$ 7.55	$ 10.47	$ 9.73
Net investment income (loss) (a)	0.08	0.12	0.04	0.01	(0.09)	(0.07)
Net realized and unrealized gain (loss)	(0.51)	0.84	(1.09)	0.37	(2.83)	0.81
Total from investment operations	(0.43)	0.96	(1.05)	0.38	(2.92)	0.74
Less distributions:
From net investment income	—	—	(0.46)	—	—	—
Net asset value at end of period	$ 6.95	$ 7.38	$ 6.42	$ 7.93	$ 7.55	$ 10.47
Total investment return (b)	(5.83)%(c)	14.95%(c)	(13.03)%	5.03%(c)	(27.89)%(c)	7.61%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.25%††	1.79%	0.62%	0.11%	(0.91)%	(0.74)%
Net expenses (d)	1.20%††	1.20%	1.52%	1.62%	1.46%	1.56%
Expenses (before waiver/reimbursement) (d)	1.39%††	1.60%	1.95%	1.62%	1.46%	1.56%
Portfolio turnover rate	20%	43%	163%	119%	162%	116%
Net assets at end of period (in 000's)	$ 32,627	$ 24,941	$ 20,041	$ 22,798	$ 22,133	$ 32,457

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP CBRE Global Infrastructure Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP CBRE Global Infrastructure Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2015
Service Class	May 1, 2015
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2022 were fair valued in such a manner.

18	MainStay VP CBRE Global Infrastructure Portfolio

If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
The Portfolio may also invest up to 25% of its net assets in master limited partnerships.
19

Notes to Financial Statements (Unaudited) (continued)
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

20	MainStay VP CBRE Global Infrastructure Portfolio

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.95% and 1.20%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $123,829 and waived fees and/or reimbursed expenses in the amount of $27,571 and paid the Subadvisor fees of $48,103.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$33,742,983	$2,307,417	$(1,499,034)	$808,383
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $35,807,617, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$33,709	$2,099
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
21

Notes to Financial Statements (Unaudited) (continued)
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $15,662 and $5,870, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	57,399	$ 425,698
Shares redeemed	(28,155)	(204,433)
Net increase (decrease)	29,244	$ 221,265
Year ended December 31, 2021:
Shares sold	123,981	$ 868,975
Shares redeemed	(27,600)	(198,987)
Net increase (decrease)	96,381	$ 669,988

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,822,364	$13,113,754
Shares redeemed	(510,769)	(3,699,888)
Net increase (decrease)	1,311,595	$ 9,413,866
Year ended December 31, 2021:
Shares sold	921,622	$ 6,379,949
Shares redeemed	(665,037)	(4,577,232)
Net increase (decrease)	256,585	$ 1,802,717
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP CBRE Global Infrastructure Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
23

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
24	MainStay VP CBRE Global Infrastructure Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781612	MSVPCRA10-08/22
(NYLIAC) NI514

MainStay VP Fidelity Institutional AM® Utilities Portfolio*

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency
* Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.

This page intentionally left blank

Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	2/17/2012	-1.01%	13.45%	8.43%	8.71%	0.66%
Service Class Shares	2/17/2012	-1.13	13.17	8.16	8.44	0.91

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI USA IMI Utilities 25/50 Index (Gross)[2]	-1.14%	13.14%	9.34%	10.54%
Morningstar Utilities Category Average[3]	-2.38	8.19	8.28	8.88

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI USA IMI Utilities 25/50 Index (Gross) is the Portfolio's primary benchmark. The MSCI USA IMI Utilities 25/50 Index (Gross) is a modified market capitalization weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index.
3.	The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AM® Utilities Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$989.90	$3.31	$1,021.47	$3.36	0.67%
Service Class Shares	$1,000.00	$988.70	$4.54	$1,020.23	$4.61	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Electric Utilities	66.7%
Multi–Utilities	21.1
Independent Power and Renewable Electricity Producers	9.3
Gas Utilities	1.1
Short–Term Investments	3.3%
Other Assets, Less Liabilities	–1.5
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	Southern Co. (The)
3.	Dominion Energy, Inc.
4.	Exelon Corp.
5.	Sempra Energy
6.	American Electric Power Co., Inc.
7.	Constellation Energy Corp.
8.	Entergy Corp.
9.	PG&E Corp.
10.	Public Service Enterprise Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Douglas Simmons of FIAM LLC (“FIAM”) the Portfolio’s Subadvisor.
How did MainStay VP Fidelity Institutional AM® Utilities Portfolio1 perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Fidelity Institutional AM® Utilities Portfolio returned −1.01% for Initial Class shares and −1.13% for Service Class shares. Over the same period, both share classes outperformed the −1.14% return of the MSCI USA IMI Utilities 25/50 Index (Gross) (“the Index”), which is the Portfolio’s benchmark. For the six months ended June 30, 2022, both share classes also outperformed the −2.38% return of the Morningstar Utilities Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Index primarily due to favorable security selection, particularly in electric utilities and construction & engineering. Industry selection, particularly the avoidance of water utilities, also made a positive contribution to relative performance. (Contributions take weightings and total returns into account.)
Which subsectors were the strongest positive contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?
The strongest positive contributions to the Portfolio’s relative performance from a subsector standpoint came from water utilities, to which the Portfolio maintained no exposure, and which made up 4.33% of the Index. The next two strongest contributors were electric utilities, the largest weight in both the Index and the Portfolio, and construction & engineering.
The most significant detractor from relative performance was renewable energy, which was out of favor given the prevailing risk averse, rising rate environment. The Portfolio maintained a nearly 1% overweight to the sub-industry, which is roughly 2% of the overall Portfolio. Independent power producers & energy traders and gas utilities were the only other detracting subsectors during the reporting period.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
On an absolute return basis, the three largest positive contributors to the Portfolio’s overall performance were Sempra Energy, Exelon and The Southern Company.
Sempra's reliable dividend appeared attractive to many investors as they looked for stocks of companies that could potentially ride out the reporting period’s uptick in market volatility. Sempra's solid regulated businesses in Texas and California drove most of the company's revenue, while allowing management to invest in non-regulated areas of the market, including multiple liquified natural gas export and import terminals, gas pipelines, and other power generating assets.
Exelon is a high-quality defensive transmission and distribution utility. The company’s management team spun off its unregulated nuclear plants into a separate company on February 1, 2022, unlocking value as Exelon quickly garnered a premium valuation. Exelon was one of the Portfolio’s largest positions as the company completed the spin-off.
The Southern Company is a public utility holding company that, through its subsidiaries, operates regulated utilities in Georgia, Alabama, and Mississippi. The company’s Vogtle nuclear plant is expected to come online in early 2023. The penalty return on equity (ROE) imposed during construction of the plant should fall away upon completion, allowing the company to earn at its allowed ROE.
Conversely, the three most significant detractors from absolute performance during the reporting period were NextEra Energy, PG&E and AES. NextEra Energy and AES shares both declined as the renewable energy sub-industry fell out of favor over the last year. PG&E has been ensnared in California wildfire controversy for several years, despite regulation passed in the state that truncates the utility’s downside risk from major fires. The company appointed a new chief executive officer in 2021 who we believe to be a differentiated talent.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated a position in electric utility PPL, which sold the U.K. part of its business during the reporting period, becoming a fully U.S.-based company. PPL’s management has plans to grow earnings over the next few years. The Portfolio closed its position in NRG Energy after the firm revised its 2023 outlook lower, given increases in coal costs and supply chain issues.
How did the Portfolio’s sector weightings change during the reporting period?
The most notable change in the Portfolio’s subsector positioning relative to the Index during the reporting period involved decreased exposure to multi-utilities, deepening the Portfolio’s underweight exposure to the subsector to nearly 700 basis points. (A basis point is one one-hundredth of a percentage point.) Several positions in the industry were trimmed during the reporting period, including Sempra Energy, Dominion Energy and CenterPoint Energy. Conversely, the Portfolio’s overweight exposure to electric utilities increased during the reporting period,

1.	Fidelity Institutional AM is a registered trademark of FMR LLC. Used with permission.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Fidelity Institutional AM® Utilities Portfolio

rising to 716 basis points as of June 30, 2022. The Portfolio added to its existing position in NextEra Energy.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio’s most overweight industry positions relative to the Index were in electric utilities and independent power producers & energy traders. As of the same date, the Portfolio’s most significant industry underweight positions were in multi-utilities and water utilities.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 98.2%
Electric Utilities 66.7%
American Electric Power Co., Inc.	528,748	$ 50,728,083
Avangrid, Inc.	204,573	9,434,907
Constellation Energy Corp.	812,233	46,508,462
Duke Energy Corp.	297,313	31,874,927
Edison International	541,337	34,234,152
Entergy Corp.	395,512	44,550,472
Evergy, Inc.	1,900	123,975
Eversource Energy	122,900	10,381,363
Exelon Corp.	1,284,198	58,199,853
FirstEnergy Corp.	909,241	34,905,762
NextEra Energy, Inc.	2,227,802	172,565,543
OGE Energy Corp.	342,800	13,218,368
PG&E Corp. (a)	4,163,399	41,550,722
PNM Resources, Inc.	32,600	1,557,628
Portland General Electric Co.	54,939	2,655,202
PPL Corp.	1,422,817	38,601,025
Southern Co. (The)	1,482,582	105,722,922
		696,813,366
Gas Utilities 1.1%
Southwest Gas Holdings, Inc.	130,900	11,398,772
Independent Power and Renewable Electricity Producers 9.3%
AES Corp. (The)	1,649,579	34,657,655
Clearway Energy, Inc.
Class A	84,500	2,701,465
Class C	171,700	5,982,028

NextEra Energy Partners LP (b)	259,900	19,274,184
Sunnova Energy International, Inc. (a)	240,985	4,441,354
Vistra Corp.	1,315,830	30,066,715
		97,123,401
Multi-Utilities 21.1%
CenterPoint Energy, Inc.	958,798	28,361,245
Consolidated Edison, Inc.	21,000	1,997,100
	Shares	Value

Multi-Utilities (continued)
Dominion Energy, Inc.	737,843	$ 58,887,250
NiSource, Inc.	1,138,684	33,579,791
Public Service Enterprise Group, Inc.	654,824	41,437,263
Sempra Energy	358,543	53,878,256
WEC Energy Group, Inc.	31,900	3,210,416
		221,351,321
Total Common Stocks (Cost $927,993,197)		1,026,686,860
Short-Term Investments 3.3%
Affiliated Investment Company 2.7%
MainStay U.S. Government Liquidity Fund, 0.898% (c)	27,929,201	27,929,201
Unaffiliated Investment Company 0.6%
Invesco Government and Agency Portfolio, 1.462% (c)(d)	6,267,745	6,267,745
Total Short-Term Investments (Cost $34,196,946)		34,196,946
Total Investments (Cost $962,190,143)	101.5%	1,060,883,806
Other Assets, Less Liabilities	(1.5)	(15,955,808)
Net Assets	100.0%	$ 1,044,927,998

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $6,134,801. The Portfolio received cash collateral with a value of $6,267,745. (See Note 2(G))
(c)	Current yield as of June 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 135,237	$ (107,308)	$ —	$ —	$ 27,929	$ 14	$ —	27,929
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Fidelity Institutional AM® Utilities Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,026,686,860	$ —	$ —	$ 1,026,686,860
Short-Term Investments
Affiliated Investment Company	27,929,201	—	—	27,929,201
Unaffiliated Investment Company	6,267,745	—	—	6,267,745
Total Short-Term Investments	34,196,946	—	—	34,196,946
Total Investments in Securities	$ 1,060,883,806	$ —	$ —	$ 1,060,883,806

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $934,260,942) including securities on loan of $6,134,801	$1,032,954,605
Investment in affiliated investment companies, at value (identified cost $27,929,201)	27,929,201
Receivables:
Investment securities sold	8,252,162
Dividends	671,569
Portfolio shares sold	263,571
Securities lending	173
Other assets	9,677
Total assets	1,070,080,958
Liabilities
Cash collateral received for securities on loan	6,267,745
Payables:
Investment securities purchased	17,576,126
Manager (See Note 3)	554,224
Portfolio shares redeemed	428,800
NYLIFE Distributors (See Note 3)	179,641
Shareholder communication	72,946
Professional fees	44,539
Custodian	10,323
Trustees	1,021
Accrued expenses	17,595
Total liabilities	25,152,960
Net assets	$1,044,927,998
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 78,141
Additional paid-in-capital	774,156,508
774,234,649
Total distributable earnings (loss)	270,693,349
Net assets	$1,044,927,998
Initial Class
Net assets applicable to outstanding shares	$182,732,994
Shares of beneficial interest outstanding	13,597,433
Net asset value per share outstanding	$ 13.44
Service Class
Net assets applicable to outstanding shares	$862,195,004
Shares of beneficial interest outstanding	64,543,631
Net asset value per share outstanding	$ 13.36

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 14,945,838
Dividends-affiliated	13,568
Securities lending, net	1,885
Total income	14,961,291
Expenses
Manager (See Note 3)	3,575,876
Distribution/Service—Service Class (See Note 3)	1,144,964
Professional fees	68,452
Shareholder communication	45,367
Custodian	13,850
Trustees	9,710
Miscellaneous	25,239
Total expenses	4,883,458
Net investment income (loss)	10,077,833
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	94,811,381
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(114,999,642)
Translation of other assets and liabilities in foreign currencies	(23,585)
Net change in unrealized appreciation (depreciation)	(115,023,227)
Net realized and unrealized gain (loss)	(20,211,846)
Net increase (decrease) in net assets resulting from operations	$ (10,134,013)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,077,833	$ 24,342,977
Net realized gain (loss)	94,811,381	72,745,772
Net change in unrealized appreciation (depreciation)	(115,023,227)	81,835,697
Net increase (decrease) in net assets resulting from operations	(10,134,013)	178,924,446
Distributions to shareholders:
Initial Class	—	(11,646,224)
Service Class	—	(54,685,087)
Total distributions to shareholders	—	(66,331,311)
Capital share transactions:
Net proceeds from sales of shares	43,313,279	102,621,118
Net asset value of shares issued to shareholders in reinvestment of distributions	—	66,331,311
Cost of shares redeemed	(182,538,781)	(176,726,990)
Increase (decrease) in net assets derived from capital share transactions	(139,225,502)	(7,774,561)
Net increase (decrease) in net assets	(149,359,515)	104,818,574
Net Assets
Beginning of period	1,194,287,513	1,089,468,939
End of period	$1,044,927,998	$1,194,287,513
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 13.58	$ 12.35	$ 13.49	$ 11.68	$ 11.75	$ 10.66
Net investment income (loss) (a)	0.13	0.31	0.25	0.31	0.28	0.25
Net realized and unrealized gain (loss)	(0.27)	1.73	(0.34)	2.39	(0.18)	1.33
Total from investment operations	(0.14)	2.04	(0.09)	2.70	0.10	1.58
Less distributions:
From net investment income	—	(0.28)	(0.33)	(0.34)	(0.15)	(0.49)
From net realized gain on investments	—	(0.53)	(0.72)	(0.55)	(0.02)	—
Total distributions	—	(0.81)	(1.05)	(0.89)	(0.17)	(0.49)
Net asset value at end of period	$ 13.44	$ 13.58	$ 12.35	$ 13.49	$ 11.68	$ 11.75
Total investment return (b)	(1.03)%(c)	17.24%	(0.38)%	23.26%	0.80%	14.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97%††	2.41%	2.06%	2.41%	2.31%	2.11%
Net expenses (d)	0.67%††	0.66%	0.67%	0.68%	0.76%	0.76%
Portfolio turnover rate	28%	34%	62%	47%	84%	30%
Net assets at end of period (in 000's)	$ 182,733	$ 215,594	$ 135,814	$ 97,503	$ 81,716	$ 83,261

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 13.51	$ 12.29	$ 13.43	$ 11.63	$ 11.69	$ 10.62
Net investment income (loss) (a)	0.12	0.27	0.22	0.28	0.25	0.22
Net realized and unrealized gain (loss)	(0.27)	1.72	(0.35)	2.37	(0.18)	1.31
Total from investment operations	(0.15)	1.99	(0.13)	2.65	0.07	1.53
Less distributions:
From net investment income	—	(0.24)	(0.29)	(0.30)	(0.11)	(0.46)
From net realized gain on investments	—	(0.53)	(0.72)	(0.55)	(0.02)	—
Total distributions	—	(0.77)	(1.01)	(0.85)	(0.13)	(0.46)
Net asset value at end of period	$ 13.36	$ 13.51	$ 12.29	$ 13.43	$ 11.63	$ 11.69
Total investment return (b)	(1.11)%(c)	16.95%	(0.63)%	22.95%	0.55%	14.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%††	2.14%	1.80%	2.15%	2.08%	1.87%
Net expenses (d)	0.92%††	0.91%	0.92%	0.93%	1.01%	1.01%
Portfolio turnover rate	28%	34%	62%	47%	84%	30%
Net assets at end of period (in 000's)	$ 862,195	$ 978,694	$ 953,655	$ 1,121,657	$ 1,066,963	$ 1,240,213

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

16	MainStay VP Fidelity Institutional AM® Utilities Portfolio

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
17

Notes to Financial Statements (Unaudited) (continued)
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.

18	MainStay VP Fidelity Institutional AM® Utilities Portfolio

(H) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. FIAM LLC (“FIAM or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.64%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $3,575,876 and paid the Subadvisor in the amount of $1,402,924.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$972,143,235	$100,812,278	$(12,071,707)	$88,740,571
19

Notes to Financial Statements (Unaudited) (continued)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$21,083,694
Long-Term Capital Gains	45,247,617
Total	$66,331,311
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $322,550 and $466,571, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2022, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$6,887	$9,349	$2,528
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	887,882	$ 11,628,348
Shares redeemed	(3,171,862)	(43,629,900)
Net increase (decrease)	(2,283,980)	$ (32,001,552)
Year ended December 31, 2021:
Shares sold	5,619,410	$ 71,207,565
Shares issued to shareholders in reinvestment of distributions	956,844	11,646,224
Shares redeemed	(1,694,431)	(21,841,993)
Net increase (decrease)	4,881,823	$ 61,011,796

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	2,328,966	$ 31,684,931
Shares redeemed	(10,223,915)	(138,908,881)
Net increase (decrease)	(7,894,949)	$(107,223,950)
Year ended December 31, 2021:
Shares sold	2,489,554	$ 31,413,553
Shares issued to shareholders in reinvestment of distributions	4,511,710	54,685,087
Shares redeemed	(12,158,673)	(154,884,997)
Net increase (decrease)	(5,157,409)	$ (68,786,357)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged

20	MainStay VP Fidelity Institutional AM® Utilities Portfolio

quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
21

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
22	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
23

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781634	MSVPMFS10-08/22
(NYLIAC) NI526

MainStay VP Wellington Small Cap Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1,2]	Six Months[3]	One Year	Five Years	Since Inception	Gross Expense Ratio[4]
Initial Class Shares	5/2/2016	-23.41%	-22.63%	1.93%	5.02%	0.86%
Service Class Shares	5/2/2016	-23.51	-22.82	1.67	4.76	1.11

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
3.	Not annualized.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
Russell 2000® Index[2]	-23.43%	-25.20%	5.17%	8.18%
Morningstar Small Blend Category Average[3]	-20.06	-17.58	5.15	7.48

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
3.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Small Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$765.90	$3.24	$1,021.13	$3.71	0.74%
Service Class Shares	$1,000.00	$764.90	$4.33	$1,019.89	$4.96	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Small Cap Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Banks	9.1%
Software	6.0
Equity Real Estate Investment Trusts	4.6
Health Care Equipment & Supplies	4.4
Trading Companies & Distributors	4.4
Energy Equipment & Services	3.6
Semiconductors & Semiconductor Equipment	3.3
Thrifts & Mortgage Finance	3.2
Biotechnology	3.1
Commercial Services & Supplies	3.0
Health Care Providers & Services	3.0
Professional Services	2.9
Consumer Finance	2.8
IT Services	2.6
Chemicals	2.5
Exchange–Traded Funds	2.4
Electronic Equipment, Instruments & Components	2.3
Specialty Retail	2.2
Machinery	2.1
Insurance	2.0
Textiles, Apparel & Luxury Goods	1.8
Metals & Mining	1.8
Hotels, Restaurants & Leisure	1.7
Electrical Equipment	1.7
Building Products	1.7
Personal Products	1.6
Capital Markets	1.3
Construction & Engineering	1.2%
Diversified Consumer Services	1.1
Oil, Gas & Consumable Fuels	1.1
Interactive Media & Services	1.0
Food Products	1.0
Health Care Technology	1.0
Mortgage Real Estate Investment Trusts	1.0
Gas Utilities	0.9
Household Durables	0.9
Marine	0.8
Pharmaceuticals	0.8
Real Estate Management & Development	0.6
Communications Equipment	0.6
Electric Utilities	0.6
Life Sciences Tools & Services	0.6
Media	0.6
Auto Components	0.6
Technology Hardware, Storage & Peripherals	0.6
Aerospace & Defense	0.5
Household Products	0.5
Leisure Products	0.4
Airlines	0.4
Internet & Direct Marketing Retail	0.2
Short–Term Investments	5.2
Other Assets, Less Liabilities	–3.3
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Monro, Inc.
2.	PRA Group, Inc.
3.	iShares Russell 2000 Growth ETF
4.	Federal Agricultural Mortgage Corp., Class C
5.	Lantheus Holdings, Inc.
6.	Piedmont Office Realty Trust, Inc., Class A
7.	MRC Global, Inc.
8.	Agilysys, Inc.
9.	Box, Inc., Class A
10.	New Jersey Resources Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Gregg R. Thomas, CFA, and Roberto J. Isch of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Small Cap Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Wellington Small Cap Portfolio returned −23.41% for Initial Class shares and −23.51% for Service Class shares. Over the same period, Initial Class shares outperformed, and Service Class shares underperformed, the −23.43% return of the Russell 2000® Index (the "Index"), which is the Portfolio’s benchmark. For the six months ended June 30, 2022, both share classes underperformed the −20.06% return of the Morningstar Small Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio generated mixed performance relative to the Index, with security selection bolstering relative returns while sector allocation, a result of the Portfolio’s bottom-up stock selection process, detracted.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio used Russell 2000® Index futures during the reporting period to equitize cash. These futures positions detracted slightly from performance.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The Portfolio’s top performing sector relative to the Index during the reporting period was health care, followed by industrials and information technology. The positive relative performance of health care was driven by both security selection and sector allocation, while positive relative returns from industrials and information technology were driven primarily by security selection. During the same period, the sector that detracted most from relative performance was energy, followed by financials and consumer staples. Security selection detracted from relative returns in all three of these sectors, while underweight exposure to energy stocks further undermined relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from holdings in pharmaceutical company Lantheus Holdings, semiconductor manufacturer Tower Semiconductor and global oil & gas drilling contractor Nabors
Industries. (Contributions take weightings and total returns into account.) Shares of Lantheus Holdings rose after the company reported impressive first quarter 2022 results. Management also raised its 2022 revenue guidance. Shares of Tower Semiconductor appreciated following news that the company was an acquisition target for Intel. The share price of Nabors Industries benefited from optimism in drilling activity in the oil & gas industry as commodity prices rose.
The most significant detractors from the Portfolio’s absolute performance were holdings in human interface semiconductor maker Synaptics, protein engineering company Codexis and mobile home manufacturer Skyline Champion. Synaptics shares declined along with most other growth-oriented semiconductor stocks despite the chip maker’s better-than-expected forecast for the third-quarter of 2022, which noted its strong order backlog in the face of supply constraints. Codexis shares lost ground as the company reported net losses in earnings for multiple quarters. Shares of Skyline Champion fell as rising interest rates and supply-chain disruptions weighed on home construction in the United States.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio increased its positions in auto repair and tire store chain Monro and human resources solutions company TriNet Group during the reporting period. Monro exhibited an attractive valuation and high-quality fundamentals. TriNet Group was added to the Portfolio because of its attractive, long-term growth prospects.
During the same period, we reduced the Portfolio’s exposure to semiconductor maker Tower Semiconductor and eliminated its position in energy-related services provider South Jersey Industries. While Tower Semiconductor continued to demonstrate high-quality fundamentals, other companies offered more compelling long-term growth potential. The Portfolio exited its position in South Jersey Industries following strong price appreciation after it was announced that the company would be acquired.
How did the Portfolio’s sector weightings change during the reporting period?
The most notable increases in absolute sector exposures were to energy and consumer staples, reducing the level of the Portfolio’s underweight positions in both sectors. Notable reductions in the Portfolio’s absolute sector exposures included information technology, reducing an overweight position, and utilities, increasing an underweight position.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Small Cap Portfolio

How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held its most overweight positions relative to the Index in the financials and industrials sectors and its most underweight positions in health care and real estate.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 95.6%
Aerospace & Defense 0.5%
Spirit AeroSystems Holdings, Inc., Class A	71,847	$ 2,105,117
Airlines 0.4%
Sun Country Airlines Holdings, Inc. (a)	93,255	1,710,297
Auto Components 0.6%
Dana, Inc.	154,168	2,169,144
Banks 9.1%
Allegiance Bancshares, Inc.	65,222	2,462,783
Ameris Bancorp	37,764	1,517,358
Bank OZK	62,920	2,361,388
Berkshire Hills Bancorp, Inc.	100,175	2,481,335
Cadence Bank	94,524	2,219,423
First Foundation, Inc.	66,800	1,368,064
First Hawaiian, Inc.	81,597	1,853,068
First Interstate BancSystem, Inc., Class A	68,008	2,591,785
FNB Corp.	184,118	1,999,521
Home BancShares, Inc.	123,424	2,563,516
OFG Bancorp	77,153	1,959,686
Old National Bancorp	147,347	2,179,262
Pacific Premier Bancorp, Inc.	75,665	2,212,445
Sandy Spring Bancorp, Inc.	61,778	2,413,666
Synovus Financial Corp.	33,497	1,207,567
United Community Banks, Inc.	68,828	2,077,917
Veritex Holdings, Inc.	70,761	2,070,467
		35,539,251
Biotechnology 3.1%
Ascendis Pharma A/S, ADR (a)	4,461	414,695
Celldex Therapeutics, Inc. (a)	65,374	1,762,483
Cytokinetics, Inc. (a)	13,880	545,345
Intellia Therapeutics, Inc. (a)	8,639	447,155
Iovance Biotherapeutics, Inc. (a)	116,800	1,289,472
Kymera Therapeutics, Inc. (a)	70,270	1,383,616
Myovant Sciences Ltd. (a)	188,575	2,343,987
PTC Therapeutics, Inc. (a)	11,940	478,316
REVOLUTION Medicines, Inc. (a)	24,628	480,000
Rocket Pharmaceuticals, Inc. (a)	13,000	178,880
Sage Therapeutics, Inc. (a)	43,836	1,415,903
Turning Point Therapeutics, Inc. (a)	15,785	1,187,821
		11,927,673
Building Products 1.7%
Apogee Enterprises, Inc.	48,754	1,912,132
Insteel Industries, Inc.	49,503	1,666,766
	Shares	Value

Building Products (continued)
PGT Innovations, Inc. (a)	83,971	$ 1,397,277
Zurn Water Solutions Corp.	53,925	1,468,917
		6,445,092
Capital Markets 1.3%
Greenhill & Co., Inc.	178,770	1,648,259
Hamilton Lane, Inc., Class A	28,903	1,941,704
Moelis & Co., Class A	41,050	1,615,317
		5,205,280
Chemicals 2.5%
Cabot Corp.	36,022	2,297,844
Livent Corp. (a)	132,255	3,000,866
Minerals Technologies, Inc.	36,454	2,236,088
Schweitzer-Mauduit International, Inc.	92,434	2,321,942
		9,856,740
Commercial Services & Supplies 3.0%
BrightView Holdings, Inc. (a)	182,708	2,192,496
CoreCivic, Inc. (a)	155,869	1,731,705
Deluxe Corp.	70,948	1,537,443
Interface, Inc.	208,397	2,613,298
Loomis AB	88,166	2,144,305
MillerKnoll, Inc.	64,127	1,684,616
		11,903,863
Communications Equipment 0.6%
Calix, Inc. (a)	72,302	2,468,390
Construction & Engineering 1.2%
Badger Infrastructure Solutions Ltd. (b)	104,327	2,288,840
Fluor Corp. (a)	95,351	2,320,843
		4,609,683
Consumer Finance 2.8%
Enova International, Inc. (a)	89,928	2,591,725
Navient Corp.	118,189	1,653,464
PRA Group, Inc. (a)	129,008	4,690,731
PROG Holdings, Inc. (a)	123,430	2,036,595
		10,972,515
Diversified Consumer Services 1.1%
Adtalem Global Education, Inc. (a)	63,537	2,285,426
H&R Block, Inc.	59,332	2,095,606
		4,381,032
Electric Utilities 0.6%
Portland General Electric Co.	50,061	2,419,448

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Electrical Equipment 1.7%
Acuity Brands, Inc.	14,897	$ 2,294,734
EnerSys	32,983	1,944,678
nVent Electric plc	76,455	2,395,335
		6,634,747
Electronic Equipment, Instruments & Components 2.3%
FARO Technologies, Inc. (a)	78,099	2,407,792
II-VI, Inc. (a)(b)	37,667	1,919,134
Knowles Corp. (a)	139,932	2,425,021
Novanta, Inc. (a)	17,832	2,162,487
		8,914,434
Energy Equipment & Services 3.5%
Cactus, Inc., Class A	46,555	1,874,770
ChampionX Corp.	109,036	2,164,364
DMC Global, Inc. (a)	87,084	1,570,124
Liberty Energy, Inc., Class A (a)	206,526	2,635,272
Nabors Industries Ltd. (a)	23,752	3,180,393
Patterson-UTI Energy, Inc.	136,580	2,152,501
		13,577,424
Equity Real Estate Investment Trusts 4.6%
Acadia Realty Trust	160,463	2,506,432
Essential Properties Realty Trust, Inc.	77,077	1,656,385
Independence Realty Trust, Inc.	90,694	1,880,086
Pebblebrook Hotel Trust	105,549	1,748,947
Piedmont Office Realty Trust, Inc., Class A	298,415	3,915,206
Ryman Hospitality Properties, Inc. (a)	24,124	1,834,148
Uniti Group, Inc.	255,387	2,405,745
Veris Residential, Inc. (a)	158,862	2,103,333
		18,050,282
Food Products 1.0%
Calavo Growers, Inc.	73,713	3,075,306
Freshpet, Inc. (a)	15,837	821,782
		3,897,088
Gas Utilities 0.9%
New Jersey Resources Corp.	79,233	3,528,245
Health Care Equipment & Supplies 4.4%
Enovis Corp. (a)	22,742	1,250,810
Globus Medical, Inc., Class A (a)	25,197	1,414,560
Inari Medical, Inc. (a)	20,564	1,398,146
Integra LifeSciences Holdings Corp. (a)	37,516	2,026,989
Lantheus Holdings, Inc. (a)	62,327	4,115,452
NuVasive, Inc. (a)	49,822	2,449,250
Orthofix Medical, Inc. (a)	85,045	2,001,959
	Shares	Value

Health Care Equipment & Supplies (continued)
SI-BONE, Inc. (a)	133,844	$ 1,766,741
Tandem Diabetes Care, Inc. (a)	14,955	885,186
		17,309,093
Health Care Providers & Services 3.0%
AMN Healthcare Services, Inc. (a)	31,814	3,490,314
LHC Group, Inc. (a)	10,367	1,614,557
Owens & Minor, Inc.	51,148	1,608,605
Premier, Inc., Class A	69,389	2,475,799
R1 RCM, Inc. (a)	118,894	2,492,018
		11,681,293
Health Care Technology 1.0%
Inspire Medical Systems, Inc. (a)	6,812	1,244,348
NextGen Healthcare, Inc. (a)	143,581	2,504,053
		3,748,401
Hotels, Restaurants & Leisure 1.7%
Boyd Gaming Corp.	26,416	1,314,196
Hilton Grand Vacations, Inc. (a)	71,605	2,558,447
Texas Roadhouse, Inc.	21,781	1,594,369
Wingstop, Inc.	17,956	1,342,570
		6,809,582
Household Durables 0.9%
Skyline Champion Corp. (a)	71,961	3,412,391
Household Products 0.5%
Energizer Holdings, Inc.	74,033	2,098,836
Insurance 2.0%
Kemper Corp.	43,058	2,062,478
Lancashire Holdings Ltd.	330,509	1,622,189
ProAssurance Corp.	105,204	2,485,970
SiriusPoint Ltd. (a)	296,637	1,607,773
		7,778,410
Interactive Media & Services 1.0%
Cargurus, Inc. (a)	68,235	1,466,370
MediaAlpha, Inc., Class A (a)	114,092	1,123,806
Ziff Davis, Inc. (a)	18,629	1,388,420
		3,978,596
Internet & Direct Marketing Retail 0.2%
Revolve Group, Inc. (a)	26,655	690,631
IT Services 2.6%
CSG Systems International, Inc.	41,409	2,471,289
I3 Verticals, Inc., Class A (a)	107,192	2,681,944
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
IT Services (continued)
Perficient, Inc. (a)	24,070	$ 2,206,978
Verra Mobility Corp. (a)	175,233	2,752,911
		10,113,122
Leisure Products 0.4%
Sturm Ruger & Co., Inc.	27,343	1,740,382
Life Sciences Tools & Services 0.6%
Codexis, Inc. (a)	215,767	2,256,923
Machinery 2.1%
Chart Industries, Inc. (a)	6,792	1,136,845
Esab Corp.	31,811	1,391,731
Kennametal, Inc.	77,915	1,809,965
Middleby Corp. (The) (a)	15,743	1,973,543
REV Group, Inc.	187,133	2,034,136
		8,346,220
Marine 0.8%
Kirby Corp. (a)	53,455	3,252,202
Media 0.6%
Cardlytics, Inc. (a)	41,264	920,600
Criteo SA, Sponsored ADR (a)	53,942	1,316,185
		2,236,785
Metals & Mining 1.8%
Carpenter Technology Corp.	96,057	2,680,951
Compass Minerals International, Inc.	49,000	1,734,110
MP Materials Corp. (a)	81,427	2,612,178
		7,027,239
Mortgage Real Estate Investment Trusts 1.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	43,439	1,644,601
New Residential Investment Corp.	224,661	2,093,840
		3,738,441
Oil, Gas & Consumable Fuels 1.1%
Brigham Minerals, Inc., Class A	25,346	624,272
Chesapeake Energy Corp.	24,596	1,994,736
SM Energy Co.	17,785	608,069
Viper Energy Partners LP	34,202	912,509
		4,139,586
Personal Products 1.6%
Edgewell Personal Care Co.	58,779	2,029,051
	Shares	Value

Personal Products (continued)
elf Beauty, Inc. (a)	82,383	$ 2,527,510
Medifast, Inc.	9,919	1,790,479
		6,347,040
Pharmaceuticals 0.8%
Arvinas, Inc. (a)	30,801	1,296,414
Pacira BioSciences, Inc. (a)	29,584	1,724,747
		3,021,161
Professional Services 2.9%
Huron Consulting Group, Inc. (a)	47,220	3,068,828
Insperity, Inc.	30,007	2,995,599
Science Applications International Corp.	27,363	2,547,495
TriNet Group, Inc. (a)	35,260	2,736,881
		11,348,803
Real Estate Management & Development 0.6%
Marcus & Millichap, Inc.	67,709	2,504,556
Semiconductors & Semiconductor Equipment 3.3%
Ichor Holdings Ltd. (a)	70,245	1,824,965
MKS Instruments, Inc.	10,557	1,083,465
Rambus, Inc. (a)	103,778	2,230,189
Silicon Motion Technology Corp., ADR	30,262	2,532,930
Synaptics, Inc. (a)	18,868	2,227,367
Tower Semiconductor Ltd. (a)	61,778	2,852,908
		12,751,824
Software 6.0%
Agilysys, Inc. (a)	74,885	3,539,814
Box, Inc., Class A (a)	140,447	3,530,838
Cerence, Inc. (a)	91,680	2,313,086
Five9, Inc. (a)	18,494	1,685,543
InterDigital, Inc.	31,868	1,937,574
Jamf Holding Corp. (a)	82,314	2,038,918
LiveRamp Holdings, Inc. (a)	31,743	819,287
Manhattan Associates, Inc. (a)	11,246	1,288,792
Marathon Digital Holdings, Inc. (a)(b)	72,232	385,719
Rapid7, Inc. (a)	36,485	2,437,198
RingCentral, Inc., Class A (a)	14,555	760,644
Varonis Systems, Inc. (a)	29,609	868,136
Xperi Holding Corp.	125,481	1,810,691
		23,416,240
Specialty Retail 2.2%
Five Below, Inc. (a)	8,367	949,069
LL Flooring Holdings, Inc. (a)	208,441	1,953,092
Monro, Inc.	111,294	4,772,287

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
National Vision Holdings, Inc. (a)	30,892	$ 849,530
		8,523,978
Technology Hardware, Storage & Peripherals 0.6%
Stratasys Ltd. (a)	115,689	2,168,012
Textiles, Apparel & Luxury Goods 1.8%
Carter's, Inc.	25,458	1,794,280
Crocs, Inc. (a)	11,844	576,447
Kontoor Brands, Inc.	59,288	1,978,441
Steven Madden Ltd.	88,472	2,849,683
		7,198,851
Thrifts & Mortgage Finance 3.2%
Federal Agricultural Mortgage Corp., Class C	43,126	4,211,254
MGIC Investment Corp.	202,427	2,550,580
NMI Holdings, Inc., Class A (a)	76,740	1,277,721
Radian Group, Inc.	138,359	2,718,754
WSFS Financial Corp.	38,709	1,551,844
		12,310,153
Trading Companies & Distributors 4.4%
Air Lease Corp.	57,658	1,927,507
Applied Industrial Technologies, Inc.	33,173	3,190,248
Boise Cascade Co.	54,013	3,213,233
McGrath RentCorp	31,709	2,409,884
MRC Global, Inc. (a)	368,309	3,668,358
WESCO International, Inc. (a)	24,924	2,669,360
		17,078,590
Total Common Stocks (Cost $458,986,712)		373,343,086
Exchange-Traded Funds 2.4%
iShares Russell 2000 ETF (b)	8,568	1,451,076
iShares Russell 2000 Growth ETF (b)	22,546	4,651,465
iShares Russell 2000 Value ETF (b)	23,790	3,239,009
Total Exchange-Traded Funds (Cost $10,410,157)		9,341,550

	Number of Warrants	Value
Warrants 0.1%
Energy Equipment & Services 0.1%
Nabors Industries Ltd.
Expires 6/11/26 (a)	10,100	$ 322,998
Total Warrants (Cost $0)		322,998

	Shares
Short-Term Investments 5.2%
Affiliated Investment Company 2.6%
MainStay U.S. Government Liquidity Fund, 0.898% (c)	10,309,233	10,309,233
Unaffiliated Investment Companies 2.6%
BlackRock Liquidity FedFund, 1.437% (c)(d)	3,000,000	3,000,000
Invesco Government and Agency Portfolio, 1.462% (c)(d)	6,982,518	6,982,518
Total Unaffiliated Investment Companies (Cost $9,982,518)		9,982,518
Total Short-Term Investments (Cost $20,291,751)		20,291,751
Total Investments (Cost $489,688,620)	103.3%	403,299,385
Other Assets, Less Liabilities	(3.3)	(12,904,730)
Net Assets	100.0%	$ 390,394,655

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $12,308,613; the total market value of collateral held by the Portfolio was $12,694,145. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,711,627. The Portfolio received cash collateral with a value of $9,982,518. (See Note 2(I))
(c)	Current yield as of June 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 67,701	$ (57,392)	$ —	$ —	$ 10,309	$ 10	$ —	10,309
Futures Contracts
As of June 30, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Russell 2000 E-Mini Index	81	September 2022	$ 7,600,975	$ 6,917,400	$ (683,575)

1.	As of June 30, 2022, cash in the amount of $490,050 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2022.
Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 373,343,086	$ —	$ —	$ 373,343,086
Exchange-Traded Funds	9,341,550	—	—	9,341,550
Warrants	322,998	—	—	322,998
Short-Term Investments
Affiliated Investment Company	10,309,233	—	—	10,309,233
Unaffiliated Investment Companies	9,982,518	—	—	9,982,518
Total Short-Term Investments	20,291,751	—	—	20,291,751
Total Investments in Securities	$ 403,299,385	$ —	$ —	$ 403,299,385
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (683,575)	$ —	$ —	$ (683,575)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Small Cap Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $479,379,387) including securities on loan of $12,308,613	$392,990,152
Investment in affiliated investment companies, at value (identified cost $10,309,233)	10,309,233
Cash collateral on deposit at broker for futures contracts	490,050
Receivables:
Dividends	394,424
Variation margin on futures contracts	78,712
Portfolio shares sold	26,300
Securities lending	5,943
Other assets	4,217
Total assets	404,299,031
Liabilities
Cash collateral received for securities on loan	9,982,518
Payables:
Investment securities purchased	3,433,484
Manager (See Note 3)	226,108
Portfolio shares redeemed	92,167
Shareholder communication	68,849
NYLIFE Distributors (See Note 3)	49,162
Professional fees	21,128
Custodian	18,324
Trustees	946
Accrued expenses	11,690
Total liabilities	13,904,376
Net assets	$390,394,655
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,229
Additional paid-in-capital	378,146,019
378,183,248
Total distributable earnings (loss)	12,211,407
Net assets	$390,394,655
Initial Class
Net assets applicable to outstanding shares	$160,698,506
Shares of beneficial interest outstanding	15,224,588
Net asset value per share outstanding	$ 10.56
Service Class
Net assets applicable to outstanding shares	$229,696,149
Shares of beneficial interest outstanding	22,004,870
Net asset value per share outstanding	$ 10.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $20,392)	$ 3,118,232
Securities lending, net	43,082
Dividends-affiliated	10,365
Total income	3,171,679
Expenses
Manager (See Note 3)	1,801,925
Distribution/Service—Service Class (See Note 3)	338,156
Shareholder communication	59,033
Professional fees	31,545
Custodian	8,562
Trustees	5,050
Miscellaneous	11,724
Total expenses before waiver/reimbursement	2,255,995
Expense waiver/reimbursement from Manager (See Note 3)	(251,057)
Net expenses	2,004,938
Net investment income (loss)	1,166,741
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(15,658,442)
Futures transactions	(1,046,978)
Foreign currency transactions	30,188
Net realized gain (loss)	(16,675,232)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(104,156,065)
Futures contracts	(673,106)
Translation of other assets and liabilities in foreign currencies	(9,315)
Net change in unrealized appreciation (depreciation)	(104,838,486)
Net realized and unrealized gain (loss)	(121,513,718)
Net increase (decrease) in net assets resulting from operations	$(120,346,977)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Small Cap Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,166,741	$ 3,974,275
Net realized gain (loss)	(16,675,232)	153,598,829
Net change in unrealized appreciation (depreciation)	(104,838,486)	(69,630,017)
Net increase (decrease) in net assets resulting from operations	(120,346,977)	87,943,087
Distributions to shareholders:
Initial Class	—	(775,143)
Service Class	—	(592,973)
Total distributions to shareholders	—	(1,368,116)
Capital share transactions:
Net proceeds from sales of shares	23,838,531	46,281,087
Net asset value of shares issued to shareholders in reinvestment of distributions	—	1,368,116
Cost of shares redeemed	(32,093,443)	(117,292,808)
Increase (decrease) in net assets derived from capital share transactions	(8,254,912)	(69,643,605)
Net increase (decrease) in net assets	(128,601,889)	16,931,366
Net Assets
Beginning of period	518,996,544	502,065,178
End of period	$ 390,394,655	$ 518,996,544
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 13.79	$ 11.73	$ 10.65	$ 9.82	$ 13.16	$ 11.73
Net investment income (loss) (a)	0.04	0.16	0.04	0.05	0.04	0.01
Net realized and unrealized gain (loss)	(3.27)	1.95	1.05	1.61	(1.71)	1.63
Total from investment operations	(3.23)	2.11	1.09	1.66	(1.67)	1.64
Less distributions:
From net investment income	—	(0.05)	(0.01)	(0.02)	—	—
From net realized gain on investments	—	—	—	(0.81)	(1.67)	(0.21)
Total distributions	—	(0.05)	(0.01)	(0.83)	(1.67)	(0.21)
Net asset value at end of period	$ 10.56	$ 13.79	$ 11.73	$ 10.65	$ 9.82	$ 13.16
Total investment return (b)	(23.42)%(c)	18.03%	10.22%	17.82%	(15.11)%	13.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%††	0.93%	0.42%	0.48%	0.33%	0.10%
Net expenses (d)	0.74%††	0.74%	0.75%	0.82%	0.90%	0.90%
Expenses (before waiver/reimbursement) (d)	0.85%††	0.86%	0.86%	0.86%	0.90%	0.90%
Portfolio turnover rate	34%	83%	225%	257%	161%	159%
Net assets at end of period (in 000's)	$ 160,699	$ 206,410	$ 197,586	$ 198,292	$ 123,857	$ 180,840

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Small Cap Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 13.65	$ 11.61	$ 10.56	$ 9.76	$ 13.11	$ 11.72
Net investment income (loss) (a)	0.03	0.12	0.02	0.02	0.01	(0.02)
Net realized and unrealized gain (loss)	(3.24)	1.95	1.03	1.59	(1.69)	1.62
Total from investment operations	(3.21)	2.07	1.05	1.61	(1.68)	1.60
Less distributions:
From net investment income	—	(0.03)	—	(0.00)‡	—	—
From net realized gain on investments	—	—	—	(0.81)	(1.67)	(0.21)
Total distributions	—	(0.03)	—	(0.81)	(1.67)	(0.21)
Net asset value at end of period	$ 10.44	$ 13.65	$ 11.61	$ 10.56	$ 9.76	$ 13.11
Total investment return (b)	(23.52)%(c)	17.73%	9.94%(c)	17.53%	(15.32)%	13.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%††	0.66%	0.17%	0.22%	0.09%	(0.15)%
Net expenses (d)	0.99%††	0.99%	1.00%	1.07%	1.15%	1.15%
Expenses (before waiver/reimbursement) (d)	1.10%††	1.11%	1.11%	1.12%	1.15%	1.15%
Portfolio turnover rate	34%	83%	225%	257%	161%	159%
Net assets at end of period (in 000's)	$ 229,696	$ 312,587	$ 304,479	$ 317,216	$ 136,965	$ 176,295

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Small Cap Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2016
Service Class	May 2, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

20	MainStay VP Wellington Small Cap Portfolio

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
21

Notes to Financial Statements (Unaudited) (continued)
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or

22	MainStay VP Wellington Small Cap Portfolio

depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(J) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk
23

Notes to Financial Statements (Unaudited) (continued)
until the sale or exercise of each right or warrant is completed. Rights and Warrants as of June 30, 2022 are shown in the Portfolio of Investments.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of June 30, 2022:
Liability Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(683,575)	$(683,575)
Total Fair Value	$(683,575)	$(683,575)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$(1,046,978)	$(1,046,978)
Total Net Realized Gain (Loss)	$(1,046,978)	$(1,046,978)

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$(673,106)	$(673,106)
Total Net Change in Unrealized Appreciation (Depreciation)	$(673,106)	$(673,106)

Average Notional Amount	Total
Futures Contracts Long	$5,195,784
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.80% up to $1 billion; 0.775% from $1 billion to $2 billion; and 0.75% in excess of $2 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.80% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.74% of the Portfolio's average daily net assets of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,801,925 and waived fees and/or reimbursed expenses in the amount of $251,057 and paid the Subadvisor fees in the amount of $765,463.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life

24	MainStay VP Wellington Small Cap Portfolio

Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$491,029,112	$11,940,036	$(99,669,763)	$(87,729,727)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$1,368,116
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $151,132 and $156,325, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made
25

Notes to Financial Statements (Unaudited) (continued)
pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2022, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$231	$(120)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,130,712	$ 13,679,161
Shares redeemed	(874,652)	(11,017,455)
Net increase (decrease)	256,060	$ 2,661,706
Year ended December 31, 2021:
Shares sold	1,441,213	$ 19,527,641
Shares issued to shareholders in reinvestment of distributions	57,939	775,143
Shares redeemed	(3,382,279)	(45,833,212)
Net increase (decrease)	(1,883,127)	$(25,530,428)

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	847,470	$ 10,159,370
Shares redeemed	(1,735,710)	(21,075,988)
Net increase (decrease)	(888,240)	$(10,916,618)
Year ended December 31, 2021:
Shares sold	2,018,860	$ 26,753,446
Shares issued to shareholders in reinvestment of distributions	44,736	592,973
Shares redeemed	(5,387,047)	(71,459,596)
Net increase (decrease)	(3,323,451)	$(44,113,177)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay VP Wellington Small Cap Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Wellington Small Cap Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781641	MSVPSCC10-08/22
(NYLIAC) NI530

MainStay VP Candriam Emerging Markets Equity Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1,2,3]	Six Months[4]	One Year	Five Years	Ten Years	Gross Expense Ratio[5]
Initial Class Shares	2/17/2012	-21.49%	-30.46%	1.53%	1.17%	1.14%
Service Class Shares	2/17/2012	-21.59	-30.63	1.28	0.91	1.39

1.	Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.
2.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
3.	Effective May 1, 2021, the Portfolio replaced one of its subadvisors and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
4.	Not annualized.
5.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI Emerging Markets Index (Net)[2]	-17.63%	-25.28%	2.18%	3.06%
Morningstar Diversified Emerging Markets Category Average[3]	-19.87	-26.16	1.39	2.55

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI Emerging Markets Index (Net) is the Portfolio's primary benchmark. The MSCI Emerging Markets Index (Net) is a broad-based benchmark that is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
3.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Candriam Emerging Markets Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$785.10	$5.05	$1,019.14	$5.71	1.14%
Service Class Shares	$1,000.00	$784.10	$6.15	$1,017.90	$6.95	1.39%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Candriam Emerging Markets Equity Portfolio

Country Composition as of June 30, 2022 (Unaudited)
China	40.0%
Republic of Korea	11.1
Taiwan	10.9
India	9.6
Brazil	5.7
Thailand	5.2
South Africa	3.9
Mexico	3.5
Indonesia	2.3
Malaysia	1.3
United States	1.2
Chile	1.0
Peru	0.9%
Colombia	0.6
Hungary	0.5
Poland	0.5
Uruguay	0.3
Hong Kong	0.0‡
Russia	0.0‡
Greece	0.0‡
Other Assets, Less Liabilities	1.5
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Tencent Holdings Ltd.
3.	Alibaba Group Holding Ltd.
4.	Samsung Electronics Co. Ltd.
5.	Reliance Industries Ltd.
6.	Meituan
7.	BYD Co. Ltd., Class H
8.	Bank Central Asia Tbk. PT
9.	East Money Information Co. Ltd., Class A
10.	Bharti Airtel Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Paulo Salazar, Philip Screve and Lamine Saidi of Candriam Belgium S.A.1 (“Candriam”), the Portfolio’s Subadvisor.
How did MainStay VP Candriam Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Candriam Emerging Markets Equity Portfolio returned −21.49% for Initial Class shares and −21.59% for Service Class shares. Over the same period, both share classes underperformed the −17.63% return of the MSCI Emerging Markets Index (Net) (“the Index”), which is the Portfolio’s benchmark, and the −19.87% return of the Morningstar Diversified Emerging Markets Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
During a challenging reporting period, the Portfolio underperformed the Index largely due to relatively weak returns from commodity and energy exposure, and a correction in some financial holdings.
During the reporting period, emerging markets faced rising interest rates, commodity-price inflation, weakening global GDP growth, COVID-19 induced supply chain disruptions and slowing growth in China. The Portfolio performed generally in line with the Index during the first quarter of 2022, helped by the timely addition of metals- and energy-related exposure, and by a swift reduction of exposure to longer-duration, unprofitable information technology shares. The timely reduction of exposure to Russia as a result of escalating geopolitical risks also enhanced relative returns. These positives were offset by a correction in semiconductor- and technology-related names in China and Taiwan. During the second quarter of 2022, focus shifted to recessionary fears and macroeconomic slowdown, leading to a sharp correction in commodities. Although the Portfolio swiftly reduced its exposure to commodities, it still lost ground relative to the Index. Similar concerns around a global slowdown also led to correction affecting some financial holdings.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The strongest positive contributions to relative performance during the reporting period came from the energy sector, primarily driven by stock selection. (Contributions take weightings and total returns into account.) Other positive contributors included industrials and materials, driven by both allocation and selection effects. All sectors produced negative total return for the period.
During the same period, the most significant detractor from relative performance was information technology, largely due to stock selection. Other weak contributing sectors were financials, due to overweight allocation and negative selection effect, and consumer discretionary, largely due to underweight allocation.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from holdings in Latin American lithium and fertilizer producer Sociedad Quimica Y Minera, Chinese energy storage manufacturer Ginlong Technologies and Chinese restaurant chain Jiumaojiu International Holdings. Sociedad Quimica Y Minera benefited from record high lithium prices and a spike in fertilizer demand and prices. Ginlong Technologies shares rose along with demand growth in the solar energy end market. Jiumaojiu International gained ground following gradual easing of COVID-19 restrictions in late May. Another notably strong contributor to performance, Chinese automotive and battery manufacturer BYD Company, gained market share in the electric vehicle (EV) market in China with its new models and expanding market share in the EV battery space.
The most substantial detractors from the Portfolio’s absolute performance were global leading process semiconductor and foundry company Taiwan Semiconductor Manufacturing, global diversified consumer electronics and memory semiconductor company Samsung Electronics, and China’s leading gaming and technology platform Tencent Holdings. Taiwan Semiconductor Manufacturing corrected on concerns regarding slowing PC and mobile demand, and news of order cuts from U.S. clients. Samsung shares declined on similar concerns regarding inventory correction. Tencent shares slid in response to slowing industry growth rates and regulatory concerns.
Did the Portfolio make any significant purchases or sales during the reporting period?
The most significant purchases during the reporting period included shares in Latin America-based telecommunication services company América Móvil, Thailand-based hospital chain Bangkok Dusit Medical Services (BDMS) and China-based solar inverter manufacturer Ginlong Technologies. We believe América Móvil is well positioned to scale its convergent offerings. The company offers stable cash flow and yields that appear attractive in the current environment. In our opinion, BDMS is likely to benefit from easing restrictions on medical tourism and rising healthcare demand in its region. Ginlong Technologies appears positioned to capitalize on rising demand for solar invertors and energy storage solutions, with tailwinds from an accelerating renewable energy transition.

1.	Since July 1st 2022, Candriam's merger of its Belgian and French legal jurisdictions into its Luxembourg entity, has been completed and this single European management company is called `Candriam'. As a result, Candriam France and Candriam Belgium have become branches of Candriam and have respectively been named Candriam - Succursale française (for “Candriam French Branch”) and Candriam - Belgian branch.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Candriam Emerging Markets Equity Portfolio

During the same period, the Portfolio’s most significant sales included its entire positions in Taiwan-based power management semiconductor manufacturer Silergy, Taiwan-based 5G semiconductor company Mediatek and India-based bank ICICI Bank. The sales in Silergy and Mediatek reflected concerns regarding the outlook for these players in the semiconductor space. The sale of ICICI Bank shares limited the Portfolio’s exposure to Indian financials while freeing a portion of the assets for investment in another private, India-based bank, HDFC Bank, with more attractive valuations.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio saw its most substantial weighting increase relative to the Index in the industrial sector, going from underweight exposure to overweight exposure. The Portfolio also added to its exposure in communication services and materials, reducing the level of its underweight position in both sectors relative to the Index. During the same period, the Portfolio decreased its exposure in both information technology and financials from relatively overweight positions to broadly market-neutral positions.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio maintained generally balanced positioning given concerns regarding declining global demand, rising inflation and tightening global liquidity. The early signs of a potential recovery in China have led us to position the Portfolio with slightly overweight exposure in the region. Conversely, the Portfolio maintained slightly underweight positions in India and Taiwan as of June 30, 2022. The Portfolio held no direct exposure to Saudi Arabia as of June 30, 2022. In terms of sector positioning, relative to the Index, the Portfolio held underweight exposure to the consumer discretionary, consumer staples, materials and information technology sectors, and overweight exposure to industrials and health care as of June 30, 2022.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Common Stocks 96.4%
Brazil 4.7%
BB Seguridade Participacoes SA (Insurance)	540,000	$ 2,678,615
Cosan SA (Oil, Gas & Consumable Fuels)	406,000	1,411,918
Hypera SA (Pharmaceuticals) (a)	196,000	1,424,651
Localiza Rent a Car SA (Road & Rail)	172,000	1,722,481
Petro Rio SA (Oil, Gas & Consumable Fuels) (a)	320,000	1,344,581
SLC Agricola SA (Food Products)	192,000	1,619,001
WEG SA (Electrical Equipment)	280,000	1,415,128
		11,616,375
Chile 1.0%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR (Chemicals)	31,000	2,589,430
China 40.0%
Agricultural Bank of China Ltd., Class H (Banks) (a)	5,800,000	2,187,898
Airtac International Group (Machinery) (a)	67,001	2,233,104
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail) (a)	658,000	9,383,468
Asia Cement China Holdings Corp. (Construction Materials)	15,500	8,494
Baidu, Inc., Class A (Interactive Media & Services) (a)	144,000	2,725,187
Bank of Jiangsu Co. Ltd., Class A (Banks)	2,400,000	2,552,619
Bank of Ningbo Co. Ltd., Class A (Banks)	499,789	2,673,535
Beijing United Information Technology Co. Ltd., Class A (Trading Companies & Distributors)	154,118	2,039,773
Brilliance China Automotive Holdings Ltd. (Automobiles) (a)(b)(c)(d)	1,142,000	525,320
BYD Co. Ltd., Class H (Automobiles)	108,000	4,321,762
China Mengniu Dairy Co. Ltd. (Food Products)	540,000	2,694,219
China Merchants Bank Co. Ltd., Class H (Banks)	28,000	187,338
China State Construction Engineering Corp. Ltd., Class A (Construction & Engineering)	2,799,956	2,225,142
China Yangtze Power Co. Ltd., Class A (Independent Power and Renewable Electricity Producers)	639,995	2,210,341
Country Garden Services Holdings Co. Ltd. (Real Estate Management & Development)	180,000	801,728
	Shares	Value

China (continued)
East Money Information Co. Ltd., Class A (Capital Markets)	940,136	$ 3,567,132
Flat Glass Group Co. Ltd., Class H (Semiconductors & Semiconductor Equipment) (a)(e)	420,000	1,477,290
Ganfeng Lithium Co. Ltd., Class A (Metals & Mining)	58,993	1,310,407
Ginlong Technologies Co. Ltd., Class A (Electrical Equipment)	83,980	2,672,085
Jafron Biomedical Co. Ltd., Class A (Health Care Equipment & Supplies)	271,920	2,067,133
JD.com, Inc., Class A (Internet & Direct Marketing Retail)	106,000	3,414,997
Jiumaojiu International Holdings Ltd. (Hotels, Restaurants & Leisure) (f)	900,000	2,391,421
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	2,500,000	2,335,347
Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	85,000	787,519
Longfor Group Holdings Ltd. (Real Estate Management & Development) (f)	580,000	2,738,569
LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	144,992	1,443,141
Meituan (Internet & Direct Marketing Retail) (a)(f)	210,000	5,197,278
Ming Yang Smart Energy Group Ltd., Class A (Electrical Equipment)	295,991	1,494,480
NARI Technology Co. Ltd., Class A (Electrical Equipment)	479,997	1,935,963
NetEase, Inc. (Entertainment)	164,000	3,011,725
NIO, Inc., Class A (Automobiles) (a)	34,000	745,272
Postal Savings Bank of China Co. Ltd., Class H (Banks) (f)	3,920,000	3,112,301
Shanghai Baosight Software Co. Ltd., Class A (Software) (a)	128,874	1,051,121
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	215,000	2,115,539
Sinopharm Group Co. Ltd., Class H (Health Care Providers & Services)	740,000	1,793,699
Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	144,000	2,347,148
Tencent Holdings Ltd. (Interactive Media & Services)	218,000	9,845,950
Yunnan Energy New Material Co. Ltd. (Chemicals)	56,845	2,126,709

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Candriam Emerging Markets Equity Portfolio

	Shares	Value
Common Stocks (continued)
China (continued)
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A (Pharmaceuticals)	159,964	$ 1,235,400
Zijin Mining Group Co. Ltd., Class H (Metals & Mining)	1,120,000	1,371,667
		98,359,221
Colombia 0.4%
Ecopetrol SA, Sponsored ADR (Oil, Gas & Consumable Fuels) (e)	84,000	912,240
Greece 0.0% ‡
FF Group (Textiles, Apparel & Luxury Goods) (a)(b)(c)(d)	19,000	—
Hong Kong 0.0% ‡
China Lumena New Materials Corp. (Chemicals) (a)(b)(c)(d)	6,500	—
Hungary 0.5%
MOL Hungarian Oil & Gas plc (Oil, Gas & Consumable Fuels)	156,000	1,203,191
India 9.6%
Asian Paints Ltd. (Chemicals)	50,000	1,706,417
Bharti Airtel Ltd. (Wireless Telecommunication Services) (a)	410,000	3,556,042
Divi's Laboratories Ltd. (Life Sciences Tools & Services)	8,000	367,763
Eicher Motors Ltd. (Automobiles)	37,000	1,309,202
GAIL India Ltd. (Gas Utilities)	1,060,000	1,814,708
HDFC Bank Ltd. (Banks)	146,000	2,492,108
Infosys Ltd. (IT Services)	174,000	3,221,002
Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	650,000	1,247,364
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels) (a)	184,000	6,047,670
State Bank of India (Banks)	320,000	1,887,847
		23,650,123
Indonesia 2.3%
Aneka Tambang Tbk. (Metals & Mining)	12,800,000	1,546,568
Bank Central Asia Tbk. PT (Banks)	8,200,000	3,990,603
		5,537,171
	Shares	Value

Malaysia 1.3%
Petronas Chemicals Group Bhd. (Chemicals)	1,060,000	$ 2,164,493
Press Metal Aluminium Holdings Bhd. (Metals & Mining)	1,000,000	1,079,977
		3,244,470
Mexico 3.5%
America Movil SAB de CV (Wireless Telecommunication Services)	2,740,000	2,800,020
Gruma SAB de CV, Class B (Food Products)	140,000	1,549,367
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	136,000	1,894,241
Grupo Financiero Banorte SAB de CV, Class O (Banks)	420,000	2,342,743
		8,586,371
Peru 0.9%
Credicorp Ltd. (Banks)	10,400	1,247,064
Southern Copper Corp. (Metals & Mining)	18,000	896,580
		2,143,644
Poland 0.5%
Dino Polska SA (Food & Staples Retailing) (a)(f)	16,000	1,138,930
Republic of Korea 11.1%
Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	9,000	1,244,224
KB Financial Group, Inc. (Banks)	91,000	3,374,653
Kia Corp. (Automobiles)	37,000	2,202,788
L&F Co. Ltd. (Electronic Equipment, Instruments & Components) (a)	11,400	1,843,808
Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(f)	2,700	1,642,791
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	197,000	8,648,336
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	163,000	2,705,368
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	27,000	1,892,329
SK Telecom Co. Ltd. (Wireless Telecommunication Services)	57,000	2,282,810
S-Oil Corp. (Oil, Gas & Consumable Fuels)	18,000	1,441,775
		27,278,882
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Russia 0.0% ‡
Magnit PJSC (Food & Staples Retailing) (b)(c)(d)	22,529	$ —
South Africa 3.9%
Capitec Bank Holdings Ltd. (Banks)	23,400	2,850,978
FirstRand Ltd. (Diversified Financial Services)	680,000	2,606,937
Gold Fields Ltd. (Metals & Mining)	192,000	1,805,670
Impala Platinum Holdings Ltd. (Metals & Mining)	42,000	467,638
Kumba Iron Ore Ltd. (Metals & Mining)	10,000	323,104
Shoprite Holdings Ltd. (Food & Staples Retailing)	120,000	1,459,583
		9,513,910
Taiwan 10.9%
Accton Technology Corp. (Communications Equipment)	98,000	786,083
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	32,000	746,902
Chailease Holding Co. Ltd. (Diversified Financial Services)	487,200	3,416,389
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	120,000	760,758
E.Sun Financial Holding Co. Ltd. (Banks) (a)	3,500,000	3,413,658
Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	430,000	1,576,336
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	950,000	15,208,435
Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	42,000	984,546
		26,893,107
Thailand 5.2%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	275,000	1,512,870
Bangkok Dusit Medical Services PCL, NVDR (Health Care Providers & Services)	4,000,000	2,828,454
CP ALL PCL, NVDR (Food & Staples Retailing)	1,450,000	2,460,755
	Shares	Value

Thailand (continued)
Energy Absolute PCL, NVDR (Independent Power and Renewable Electricity Producers) (e)	880,000	$ 2,028,567
Kasikornbank PCL, NVDR (Banks)	610,000	2,596,663
Minor International PCL, NVDR (Hotels, Restaurants & Leisure) (a)	1,440,000	1,384,811
		12,812,120
United States 0.3%
Globant SA (IT Services) (a)	4,200	730,800
Uruguay 0.3%
Dlocal Ltd. (IT Services) (a)	24,000	630,000
Total Common Stocks (Cost $260,658,494)		236,839,985
Preferred Stocks 1.2%
Brazil 1.0%
Itau Unibanco Holding SA (Banks)	560,000	2,425,780
Colombia 0.2%
Bancolombia SA, Sponsored ADR (Banks)	17,000	524,110
Total Preferred Stocks (Cost $3,225,206)		2,949,890
Short-Term Investment 0.9%
Unaffiliated Investment Company 0.9%
United States 0.9%
Invesco Government and Agency Portfolio, 1.462% (g)(h)	2,054,272	2,054,272
Total Short-Term Investment (Cost $2,054,272)		2,054,272
Total Investments (Cost $265,937,972)	98.5%	241,844,147
Other Assets, Less Liabilities	1.5	3,782,832
Net Assets	100.0%	$ 245,626,979

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, the total market value was $525,320, which represented 0.2% of the Portfolio’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Candriam Emerging Markets Equity Portfolio

(c)	Illiquid security—As of June 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $525,320, which represented 0.2% of the Portfolio’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $2,288,385; the total market value of collateral held by the Portfolio was $2,415,364. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $361,092. The Portfolio received cash collateral with a value of $2,054,272. (See Note 2(J))
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(g)	Current yield as of June 30, 2022.
(h)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 236,314,665	$ —	$ 525,320	$ 236,839,985
Preferred Stocks	2,949,890	—	—	2,949,890
Short-Term Investment
Unaffiliated Investment Company	2,054,272	—	—	2,054,272
Total Investments in Securities	$ 241,318,827	$ —	$ 525,320	$ 241,844,147

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent †
Air Freight & Logistics	$ 1,244,224	0.5%
Automobiles	9,104,344	3.7
Banks	37,859,898	15.6
Capital Markets	3,567,132	1.5
Chemicals	8,587,049	3.5
Communications Equipment	786,083	0.3
Construction & Engineering	4,930,510	2.0
Construction Materials	8,494	0.0‡
Diversified Financial Services	6,023,326	2.5
Electrical Equipment	7,517,656	3.1
Electronic Equipment, Instruments & Components	6,528,050	2.6
Entertainment	3,011,725	1.2
Food & Staples Retailing	5,059,268	2.1
Food Products	5,862,587	2.3
Gas Utilities	1,814,708	0.7
Health Care Equipment & Supplies	2,067,133	0.8
Health Care Providers & Services	4,622,153	1.8
Hotels, Restaurants & Leisure	3,776,232	1.6
Independent Power and Renewable Electricity Producers	4,238,908	1.7
Insurance	2,678,615	1.1
Interactive Media & Services	12,571,137	5.1
Internet & Direct Marketing Retail	17,995,743	7.3
IT Services	4,581,802	1.9
Life Sciences Tools & Services	2,010,554	0.9
Machinery	4,348,643	1.8
Metals & Mining	8,801,611	3.6
Oil, Gas & Consumable Fuels	13,608,739	5.6
Pharmaceuticals	2,660,051	1.1
Real Estate Management & Development	3,540,297	1.4
Road & Rail	1,722,481	0.7
Semiconductors & Semiconductor Equipment	20,768,097	8.5
Software	1,051,121	0.4
Technology Hardware, Storage & Peripherals	11,968,229	4.8
Textiles, Apparel & Luxury Goods	787,519	0.3
Trading Companies & Distributors	2,039,773	0.8
Transportation Infrastructure	1,894,241	0.8
Wireless Telecommunication Services	10,151,742	4.0
	239,789,875	97.6
	Value	Percent †
Short-Term Investment	$ 2,054,272	0.9%
Other Assets, Less Liabilities	3,782,832	1.5
Net Assets	$245,626,979	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Candriam Emerging Markets Equity Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in securities, at value (identified cost $265,937,972) including securities on loan of $2,288,385	$241,844,147
Cash	3,546,020
Cash denominated in foreign currencies (identified cost $750,962)	749,199
Receivables:
Investment securities sold	2,235,025
Dividends	599,979
Securities lending	3,564
Portfolio shares sold	892
Other assets	2,834
Total assets	248,981,660
Liabilities
Cash collateral received for securities on loan	2,054,272
Payables:
Investment securities purchased	650,605
Manager (See Note 3)	209,364
Foreign capital gains tax (See Note 2)	208,040
Custodian	91,006
Portfolio shares redeemed	60,116
Shareholder communication	35,556
Professional fees	21,265
NYLIFE Distributors (See Note 3)	16,715
Trustees	813
Accrued expenses	6,929
Total liabilities	3,354,681
Net assets	$245,626,979
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 28,057
Additional paid-in-capital	250,306,698
250,334,755
Total distributable earnings (loss)	(4,707,776)
Net assets	$245,626,979
Initial Class
Net assets applicable to outstanding shares	$167,521,788
Shares of beneficial interest outstanding	19,129,903
Net asset value per share outstanding	$ 8.76
Service Class
Net assets applicable to outstanding shares	$ 78,105,191
Shares of beneficial interest outstanding	8,926,692
Net asset value per share outstanding	$ 8.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $370,836)	$ 3,922,118
Securities lending, net	24,491
Other	574
Total income	3,947,183
Expenses
Manager (See Note 3)	1,391,839
Distribution/Service—Service Class (See Note 3)	112,746
Custodian	93,299
Professional fees	61,274
Shareholder communication	20,093
Trustees	3,203
Miscellaneous	13,955
Total expenses	1,696,409
Net investment income (loss)	2,250,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	(17,105,831)
Foreign currency transactions	(435,426)
Net realized gain (loss)	(17,541,257)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	(51,729,914)
Translation of other assets and liabilities in foreign currencies	(11,689)
Net change in unrealized appreciation (depreciation)	(51,741,603)
Net realized and unrealized gain (loss)	(69,282,860)
Net increase (decrease) in net assets resulting from operations	$(67,032,086)

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(383,343).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $948,477.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Candriam Emerging Markets Equity Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,250,774	$ 3,271,214
Net realized gain (loss)	(17,541,257)	64,476,023
Net change in unrealized appreciation (depreciation)	(51,741,603)	(69,476,986)
Net increase (decrease) in net assets resulting from operations	(67,032,086)	(1,729,749)
Distributions to shareholders:
Initial Class	—	(2,442,858)
Service Class	—	(918,257)
Total distributions to shareholders	—	(3,361,115)
Capital share transactions:
Net proceeds from sales of shares	11,762,135	9,154,592
Net asset value of shares issued to shareholders in reinvestment of distributions	—	3,361,115
Cost of shares redeemed	(12,987,287)	(71,923,712)
Increase (decrease) in net assets derived from capital share transactions	(1,225,152)	(59,408,005)
Net increase (decrease) in net assets	(68,257,238)	(64,498,869)
Net Assets
Beginning of period	313,884,217	378,383,086
End of period	$245,626,979	$313,884,217
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 11.16	$ 11.51	$ 9.46	$ 7.99	$ 10.22	$ 7.22
Net investment income (loss)	0.08	0.12(a)	0.07(a)	0.19(a)	0.12(a)	0.09(a)
Net realized and unrealized gain (loss)	(2.48)	(0.34)	2.30	1.41	(2.21)	3.02
Total from investment operations	(2.40)	(0.22)	2.37	1.60	(2.09)	3.11
Less distributions:
From net investment income	—	(0.13)	(0.32)	(0.13)	(0.14)	(0.11)
Net asset value at end of period	$ 8.76	$ 11.16	$ 11.51	$ 9.46	$ 7.99	$ 10.22
Total investment return (b)	(21.51)%(c)	(2.00)%	25.71%	20.08%	(20.55)%	43.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%††	1.02%	0.79%	2.18%	1.27%	0.94%
Net expenses (d)	1.14%††	1.13%(e)	1.18%(e)	1.17%(e)	1.16%(e)	1.24%(e)
Expenses (before waiver/reimbursement) (d)	1.14%††	1.14%	1.18%	1.17%	1.16%	1.24%
Portfolio turnover rate	63%	63%	123%	121%	135%	149%
Net assets at end of period (in 000's)	$ 167,522	$ 211,647	$ 257,933	$ 273,042	$ 371,834	$ 497,861

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2022	1.14%	—
December 31, 2021	1.13%	—
December 31, 2020	1.18%	—
December 31, 2019	1.17%	—
December 31, 2018	1.16%	—
December 31, 2017	1.24%	0.00%(f)

(f)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Candriam Emerging Markets Equity Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 11.16	$ 11.52	$ 9.45	$ 7.98	$ 10.20	$ 7.21
Net investment income (loss)	0.07	0.09(a)	0.05(a)	0.17(a)	0.10(a)	0.07(a)
Net realized and unrealized gain (loss)	(2.48)	(0.35)	2.31	1.40	(2.21)	3.01
Total from investment operations	(2.41)	(0.26)	2.36	1.57	(2.11)	3.08
Less distributions:
From net investment income	—	(0.10)	(0.29)	(0.10)	(0.11)	(0.09)
Net asset value at end of period	$ 8.75	$ 11.16	$ 11.52	$ 9.45	$ 7.98	$ 10.20
Total investment return (b)	(21.59)%	(2.25)%	25.40%	19.78%	(20.74)%	42.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%††	0.78%	0.57%	2.00%	1.07%	0.73%
Net expenses (c)	1.39%††	1.38%(d)	1.43%(d)	1.42%(d)	1.41%(d)	1.49%(d)
Expenses (before waiver/reimbursement) (c)	1.39%††	1.39%	1.43%	1.42%	1.41%	1.49%
Portfolio turnover rate	63%	63%	123%	121%	135%	149%
Net assets at end of period (in 000's)	$ 78,105	$ 102,237	$ 120,450	$ 127,042	$ 131,498	$ 208,590

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2022	1.39%	—
December 31, 2021	1.38%	—
December 31, 2020	1.43%	—
December 31, 2019	1.42%	—
December 31, 2018	1.41%	—
December 31, 2017	1.49%	0.00%(e)

(e)	Less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Candriam Emerging Markets Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

20	MainStay VP Candriam Emerging Markets Equity Portfolio

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of June 30, 2022, are shown in the Portfolio of Investments.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are
21

Notes to Financial Statements (Unaudited) (continued)
generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of June 30, 2022, and can change at any time. Illiquid investments as of June 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

22	MainStay VP Candriam Emerging Markets Equity Portfolio

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of June 30, 2022, the Portfolio did not enter into any securities sold short.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States
23

Notes to Financial Statements (Unaudited) (continued)
government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(K) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Candriam Belgium S.A. (“Candriam Belgium” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Belgium, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 1.00% up to $1 billion; and 0.975% in excess of $1 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 1.00%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,391,839 and paid the Subadvisor fees of $695,920.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its

24	MainStay VP Candriam Emerging Markets Equity Portfolio

services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$267,660,407	$9,055,516	$(34,871,776)	$(25,816,260)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$3,361,115
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $181,573 and $173,808, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	697,053	$ 6,689,651
Shares redeemed	(540,185)	(5,612,969)
Net increase (decrease)	156,868	$ 1,076,682
Year ended December 31, 2021:
Shares sold	315,010	$ 3,698,083
Shares issued to shareholders in reinvestment of distributions	214,431	2,442,858
Shares redeemed	(3,958,545)	(49,469,268)
Net increase (decrease)	(3,429,104)	$(43,328,327)

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	506,862	$ 5,072,484
Shares redeemed	(741,545)	(7,374,318)
Net increase (decrease)	(234,683)	$ (2,301,834)
Year ended December 31, 2021:
Shares sold	467,105	$ 5,456,509
Shares issued to shareholders in reinvestment of distributions	80,524	918,257
Shares redeemed	(1,844,742)	(22,454,444)
Net increase (decrease)	(1,297,113)	$(16,079,678)
25

Notes to Financial Statements (Unaudited) (continued)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
Effective July 1, 2022, Candriam Belgium was absorbed by its sole shareholder and parent company, Candriam Luxembourg S.C.A., which was then renamed “Candriam”. On that date, Candriam Belgium ceased to exist and all of its assets and liabilities were transferred to Candriam by way of universal succession.
26	MainStay VP Candriam Emerging Markets Equity Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Candriam Emerging Markets Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781615	MSVPEME10-08/22
(NYLIAC) NI516

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Initial Class Shares	5/1/2013	-9.50%	-11.08%	-0.52%	-1.58%	1.07%
Service Class Shares	5/1/2013	-9.61	-11.30	-0.77	-1.79	1.32

1.	Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information prior to November 30, 2018, shown in this report is that of the VP ARMS Portfolio, which had a different investment objective and different principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor, investment objective or principal investment strategies had been in place during the periods.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
S&P Balanced Equity and Bond Conservative Index[2]	-12.28%	-10.44%	3.56%	4.02%
Barclay Fund of Funds Index[3]	-8.80	6.53	5.78	2.07
IQ Hedge Multi-Strategy Index[4]	-9.23	-10.55	1.24	1.97
Morningstar Multistrategy Category Average[5]	-4.18	-3.06	1.98	2.08

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the S&P Balanced Equity and Bond Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%).
3.	The Portfolio has selected the Barclay Fund of Funds Index as its secondary benchmark. The Barclay Fund of Funds Index is a measure of the average return of all reporting funds in the Barclay database.
4.	The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets.
5.	The Morningstar Multistrategy Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$905.00	$3.31	$1,021.32	$3.51	0.70%
Service Class Shares	$1,000.00	$903.90	$4.48	$1,020.08	$4.76	0.95%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Composition as of June 30, 2022 (Unaudited)
Unaffiliated Investment Companies (a)	29.9%
Investment Grade Corporate Bond Funds	19.7
Bank Loan Funds	10.7
Affiliated Investment Company	10.1
Convertible Bond Funds	10.0
U.S. Medium Term Treasury Bond Funds	7.1
Emerging Equity Funds	6.6
International Equity Core Funds	5.0
Floating Rate—Investment Grade Funds	4.8
U.S. Large Cap Core Funds	4.6
U.S. Dollar Fund	2.6
U.S. Preferred Fund	2.4
Gold Funds	2.3
Emerging Bonds—Local Currency Funds	2.2
Emerging Small Cap Equity Fund	2.1%
U.S. Large Cap Growth Funds	2.1
Europe Equity Funds	1.7
U.S. Small Cap Growth Funds	1.4
Silver Funds	1.0
International Large Cap Growth Fund	0.9
U.S. Momentum Fund	0.8
U.S. REITS Funds	0.7
U.S. Ultra Short Term Bond Funds	0.7
Mortgage–Backed Security Funds	0.4
Other Assets, Less Liabilities	–29.8
100.0%
(a)	Represents a security purchased with cash collateral received for securities on loan.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Vanguard Short-Term Corporate Bond ETF
2.	IQ Ultra Short Duration ETF
3.	SPDR Blackstone Senior Loan ETF
4.	SPDR Bloomberg Convertible Securities ETF
5.	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF
6.	Invesco Senior Loan ETF
7.	iShares Floating Rate Bond ETF
8.	iShares Convertible Bond ETF
9.	iShares 3-7 Year Treasury Bond ETF
10.	Vanguard FTSE Developed Markets ETF

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Greg Barrato and James Harrison of IndexIQ Advisors LLC, the Portfolio’s Subadvisor.
How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP IQ Hedge Multi-Strategy Portfolio returned −9.50% for Initial Class shares and −9.61% for Service Class shares. Over the same period, both share classes outperformed the −12.28% return for the S&P Balanced Equity and Bond Conservative Index, which is the Portfolio’s primary benchmark, and underperformed the −8.80% return for the Barclay Fund of Funds Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2022, both share classes underperformed the −9.23% return of the IQ Hedge Multi-Strategy Index (“Underlying Index”) and the −4.18% return of the Morningstar Multistrategy Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s average asset allocation over the reporting period was 66.42% in fixed-income securities, 27.05% in equities, with the remainder in commodities, currencies, volatility and real estate. Although the Portfolio’s asset allocation mix was similar to the S&P Balanced Equity and Bond Conservative Index, which allocates 75% to U.S. Treasury bonds and 25% to U.S. equities, the Portfolio had a shorter duration profile as it was more exposed to short-term corporate bonds, floating rate bonds and convertible securities in its fixed-income holdings. These outperformed 7-10 year Treasury bonds. In its equity holdings, the Portfolio had exposure to Energy, Banks and HealthCare which outperformed the broader U.S. equity market. Long positions in broad commodities and the U.S. Dollar also contributed to a positive excess return.
The Portfolio was more exposed to short-term corporate bonds and convertible securities in its fixed-income holdings and additional geographic risk in its equity holdings, which included international and emerging-market equities that underperformed the U.S. equity market.
During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?
The Portfolio maintained a higher correlation to traditional equity indices and a lower correlation to investment-grade fixed-income indices. The Portfolio’s correlation to the S&P 500® Index2 was 89.5%. The Portfolio’s correlation to the Bloomberg U.S. Aggregate Bond Index3 was 29.2%.
During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?
During the reporting period, the annualized daily volatility of the Portfolio was 6.77%, which compared to a volatility of 5.76% for the Bloomberg U.S. Aggregate Bond Index.
During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio seeks to track, before fees and expenses, the performance of its Underlying Index, the IQ Hedge Multi-Strategy Index. The Underlying Index includes exchange traded funds, exchange traded notes and exchange traded commodity pools, and attempts to replicate the risk-adjusted return characteristics of multiple hedge fund strategies using a long/short investment style. The Portfolio uses total return swaps to replicate the long and short exposures in the Underlying Index. Derivatives were not used to gain leverage beyond that of the Underlying Index; rather, they were used exclusively to enable the Portfolio to track its Underlying Index.
How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?
The Portfolio’s allocations are driven by the weightings of the component securities in the Underlying Index, which uses quantitative models to determine the weights across the various hedge fund investment styles represented in the Underlying Index, as well as the weights of the assets within these styles. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.
How did the tactical allocation among the hedge fund investment styles affect the Portfolio’s performance during the reporting period?
The Portfolio allocates its assets among six underlying hedge fund investment styles: emerging markets, market neutral, long/short equity, event-driven, fixed-income arbitrage and global macro. During the reporting period, the Portfolio maintained gross exposure ranging from 100% to 120% due to periodic short allocations to long/short, event-driven and global macro strategies for several months.
The aggregate performance of the weighted Underlying Index versus an equal-weighted allocation of the same investment styles

1.	See page 5 for more information on benchmark and peer group returns.
2.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8	MainStay VP IQ Hedge Multi-Strategy Portfolio

indicates that the Portfolio experienced a positive allocation effect attributable to weighting changes during the reporting period.
During the reporting period, how did each investment style either contribute to or detract from the Portfolio’s absolute performance?
During the reporting period, the market-neutral investment style provided the strongest positive contribution to the Portfolio's absolute performance. (Contributions take weightings and total returns into account.) The Portfolio’s event-driven, emerging-market, long/short, global macro and fixed-income arbitrage investment styles each made negative contributions to returns.
How did the Portfolio’s investment style weightings change during the reporting period?
The Portfolio’s allocation to its event-driven investment style remained at maximum weight of 33.3% during the reporting period. The Portfolio’s allocation to its long/short investment style fluctuated between 13.66% to 15.30% in the first quarter of 2022, then increased to 25.26% in April, before falling to 12.14% in May and remaining at 16.66% as of the end of the reporting period. The Portfolio’s allocation to the fixed-income arbitrage investment style was relatively low in the first quarter of 2022 at 14.41%. After a slight increase in May, it fell back to 12.06% as of June 30, 2022. The Portfolio’s allocation to its market neutral investment style remained steadily negative −16.67% throughout the reporting period. The Portfolio’s allocation to its emerging market investment style stayed near the 33.33% cap in the first quarter of 2022, decreased significantly to 20.78% in April and May, and then rose back to 27.31% by the end of the reporting period. The Portfolio’s allocation to its global macro investment style fluctuated between 20.29% to 25.87% before reaching a 33.33% cap in May, and then fell back to 27.31% in June.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Exchange-Traded Funds 93.9%
Bonds 65.6%
Affiliated Investment Company 10.0%
IQ Ultra Short Duration ETF (a)	647,185	$ 30,799,533
Bank Loan Funds 10.7%
Invesco Senior Loan ETF (b)	549,452	11,137,392
SPDR Blackstone Senior Loan ETF (b)	517,575	21,551,823
		32,689,215
Convertible Bond Funds 10.0%
iShares Convertible Bond ETF (b)	145,969	10,124,410
SPDR Bloomberg Convertible Securities ETF (b)	319,511	20,627,630
		30,752,040
Emerging Bonds—Local Currency Funds 2.2%
SPDR Bloomberg Emerging Markets Local Bond ETF	142,733	2,918,890
VanEck J.P. Morgan EM Local Currency Bond ETF (b)	156,684	3,835,624
		6,754,514
Floating Rate—Investment Grade Funds 4.8%
iShares Floating Rate Bond ETF (b)	221,097	11,037,162
SPDR Bloomberg Investment Grade Floating Rate ETF	124,986	3,763,329
		14,800,491
Investment Grade Corporate Bond Funds 19.7%
iShares Broad USD Investment Grade Corporate Bond ETF	11,083	564,900
iShares iBoxx $ Investment Grade Corporate Bond ETF (b)	26,081	2,869,692
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF (b)	363,552	18,377,554
Vanguard Intermediate-Term Corporate Bond ETF (b)	45,056	3,605,381
Vanguard Short-Term Corporate Bond ETF (b)	457,564	34,893,831
		60,311,358
Mortgage-Backed Security Funds 0.4%
iShares MBS ETF (b)	6,165	601,026
SPDR Portfolio Mortgage-Backed Bond ETF	5,037	115,095
Vanguard Mortgage-Backed Securities ETF	8,752	418,433
		1,134,554
	Shares	Value

U.S. Medium Term Treasury Bond Funds 7.1%
iShares 3-7 Year Treasury Bond ETF (b)	69,373	$ 8,278,974
Schwab Intermediate-Term U.S. Treasury ETF (b)	116,445	6,008,562
Vanguard Intermediate-Term Treasury ETF	123,789	7,570,935
		21,858,471
U.S. Ultra Short Term Bond Funds 0.7%
Goldman Sachs Access Treasury 0-1 Year ETF (b)	3,621	361,521
Invesco Treasury Collateral ETF	9,011	951,562
iShares Short Treasury Bond ETF	6,764	744,716
		2,057,799
Total Bonds (Cost $216,960,855)		201,157,975
Equities 27.6%
Emerging Equity Funds 6.6%
iShares Core MSCI Emerging Markets ETF	118,001	5,789,129
iShares MSCI Emerging Markets Min Vol Factor ETF (b)	132,249	7,330,562
Schwab Emerging Markets Equity ETF (b)	29,562	750,283
Vanguard FTSE Emerging Markets ETF (b)	151,564	6,312,641
		20,182,615
Emerging Small Cap Equity Fund 2.1%
SPDR S&P Emerging Markets SmallCap ETF	134,404	6,538,755
Europe Equity Funds 1.7%
iShares Core MSCI Europe ETF	16,945	761,847
JPMorgan BetaBuilders Europe ETF	31,162	1,435,945
Vanguard FTSE Europe ETF (b)	54,929	2,901,350
		5,099,142
International Equity Core Funds 5.0%
iShares Core MSCI EAFE ETF	126,905	7,468,359
Vanguard FTSE Developed Markets ETF (b)	197,126	8,042,741
		15,511,100
International Large Cap Growth Fund 0.9%
iShares MSCI EAFE Growth ETF (b)	36,166	2,911,001
U.S. Large Cap Core Funds 4.6%
Energy Select Sector SPDR Fund	33,445	2,391,652

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP IQ Hedge Multi-Strategy Portfolio

	Shares	Value
Equities (continued)
U.S. Large Cap Core Funds (continued)
Financial Select Sector SPDR Fund	67,986	$ 2,138,160
Health Care Select Sector SPDR Fund (b)	34,374	4,408,122
Vanguard Energy ETF (b)	5,044	501,727
Vanguard Financials ETF (b)	7,734	596,987
Vanguard Health Care ETF (b)	17,042	4,013,391
		14,050,039
U.S. Large Cap Growth Funds 2.1%
Schwab U.S. Large-Cap Growth ETF (b)	15,002	869,966
Vanguard Growth ETF	19,926	4,441,306
Vanguard Mega Cap Growth ETF (b)	3,731	677,885
Vanguard Russell 1000 Growth ETF	7,496	421,875
		6,411,032
U.S. Momentum Fund 0.8%
iShares MSCI USA Momentum Factor ETF (b)	17,953	2,448,251
U.S. Preferred Fund 2.4%
iShares Preferred & Income Securities ETF (b)	220,356	7,245,305
U.S. Small Cap Growth Funds 1.4%
iShares Russell 2000 Growth ETF (b)	8,134	1,678,126
SPDR S&P 600 Small Cap Growth ETF (b)	5,146	362,793
Vanguard Small-Cap Growth ETF (b)	11,139	2,194,717
		4,235,636
Total Equities (Cost $97,156,776)		84,632,876
Real Estate 0.7%
U.S. REITS Funds 0.7%
Fidelity MSCI Real Estate Index ETF	2,849	77,379
iShares Core US REIT ETF	1,750	93,450
Vanguard Real Estate ETF	19,995	1,821,744
Toal Real Estate (Cost $2,251,164)		1,992,573
Total Exchange-Traded Funds (Cost $316,368,795)		287,783,424
Exchange-Traded Vehicles 5.9%
Commodities 3.3%
Gold Funds 2.3%
abrdn Gold ETF Trust (b)(c)	26,988	467,702
Graniteshares Gold Trust (b)(c)	9,852	176,449
	Shares	Value

Gold Funds (continued)
iShares Gold Trust (c)	158,283	$ 5,430,690
SPDR Gold MiniShares Trust (c)	25,424	912,213
		6,987,054
Silver Funds 1.0%
abrdn Silver ETF Trust (b)(c)	13,244	257,861
iShares Silver Trust (c)	147,525	2,749,866
		3,007,727
Total Commodities (Cost $10,677,557)		9,994,781
Currency 2.6%
U.S. Dollar Fund 2.6%
Invesco DB U.S. Dollar Index Bullish Fund (b)(c)	286,709	8,016,384
Total Exchange-Traded Vehicles (Cost $18,118,656)		18,011,165

Short-Term Investments 30.0%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 0.90%, (d)	261,520	261,520
Unaffiliated Investment Companies 29.9%
BlackRock Liquidity FedFund, 1.44%, (d)(e)	40,000,000	40,000,000
HSBC U.S. Government Money Market Fund, 1.52%, (d)(e)	29,000,000	29,000,000
Invesco Government and Agency Portfolio, 1.46%, (d)(e)	22,865,212	22,865,212
Total Unaffiliated Investment Companies (Cost $91,865,212)		91,865,212
Total Short-Term Investments (Cost $92,126,732)		92,126,732
Total Investments (Cost $426,614,183)	129.8%	397,921,321
Other Assets, Less Liabilities	(29.8)	(91,255,325)
Net Assets	100.0%	$ 306,665,996

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
†	Percentages indicated are based on Portfolio net assets.
(a)	As of June 30, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(b)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $92,268,834; the total market value of collateral held by the Portfolio was $94,879,120. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,013,908. The Portfolio received cash collateral with a value of $91,865,212. (See Note 2(I))
(c)	Non-income producing security.
(d)	Current yield as of June 30, 2022.
(e)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ Ultra Short Duration ETF	$ 23,656	$ 12,741	$ (5,076)	$ (155)	$ (366)	$ 30,800	$ 157	$ —	647
MainStay U.S. Government Liquidity Fund	1,744	17,518	(19,000)	—	—	262	1	—	262
	$ 25,400	$ 30,259	$ (24,076)	$ (155)	$ (366)	$ 31,061	$ 158	$ —
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	abrdn Gold ETF Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	23	$ —
Bank of America Merrill Lynch	abrdn Gold ETF Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	23	—
Morgan Stanley & Co.	abrdn Silver ETF Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	13	—
Bank of America Merrill Lynch	abrdn Silver ETF Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	13	—
Morgan Stanley & Co.	Consumer Discretionary Select Sector SPDR Fund	Federal Fund Rate minus 0.15%	9/14/22	Monthly	(410)	—
Bank of America Merrill Lynch	Consumer Discretionary Select Sector SPDR Fund	Federal Funds Composite Interest Rate	3/2/23	Overnight	(410)	—
Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	117	—
Bank of America Merrill Lynch	Energy Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	117	—
Morgan Stanley & Co.	Fidelity MSCI Real Estate Index ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	4	—
Bank of America Merrill Lynch	Fidelity MSCI Real Estate Index ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	4	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	105	$ —
Bank of America Merrill Lynch	Financial Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	105	—
Morgan Stanley & Co.	FlexShares Global Upstream Natural Resources Index Fund	Federal Fund Rate minus 1.08%	9/14/22	Monthly	(232)	—
Bank of America Merrill Lynch	FlexShares Global Upstream Natural Resources Index Fund	Federal Funds Composite Interest Rate	3/2/23	Overnight	(232)	—
Morgan Stanley & Co.	Goldman Sachs Access Treasury 0-1 Year ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	18	—
Bank of America Merrill Lynch	Goldman Sachs Access Treasury 0-1 Year ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	18	—
Morgan Stanley & Co.	Graniteshares Gold Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	9	—
Bank of America Merrill Lynch	Graniteshares Gold Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	9	—
Morgan Stanley & Co.	Health Care Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	216	—
Bank of America Merrill Lynch	Health Care Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	216	—
Morgan Stanley & Co.	Industrial Select Sector SPDR Fund	Federal Fund Rate minus 0.15%	9/14/22	Monthly	(410)	—
Bank of America Merrill Lynch	Industrial Select Sector SPDR Fund	Federal Funds Composite Interest Rate	3/2/23	Overnight	(410)	—
Morgan Stanley & Co.	Invesco DB U.S. Dollar Index Bullish Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	394	—
Bank of America Merrill Lynch	Invesco DB U.S. Dollar Index Bullish Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	394	—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	547	—
Bank of America Merrill Lynch	Invesco Senior Loan ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	547	—
Morgan Stanley & Co.	Invesco Treasury Collateral ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	47	—
Bank of America Merrill Lynch	Invesco Treasury Collateral ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	47	—
Morgan Stanley & Co.	Invesco Variable Rate Preferred ETF	Federal Fund Rate minus 11.13%	9/14/22	Monthly	(2,046)	—
Bank of America Merrill Lynch	Invesco Variable Rate Preferred ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(2,046)	—
Morgan Stanley & Co.	IQ Ultra Short Duration ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1,493	—
Bank of America Merrill Lynch	IQ Ultra Short Duration ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	1,493	—
Morgan Stanley & Co.	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Fund Rate minus 4.38%	9/14/22	Monthly	(1,188)	—
Bank of America Merrill Lynch	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,188)	—
Morgan Stanley & Co.	iShares 20+ Year Treasury Bond ETF	Federal Fund Rate minus 0.63%	9/14/22	Monthly	(79)	—
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(79)	—
Morgan Stanley & Co.	iShares 3-7 Year Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	406	—
Bank of America Merrill Lynch	iShares 3-7 Year Treasury Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	406	—
Morgan Stanley & Co.	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	28	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	28	$ —
Morgan Stanley & Co.	iShares Convertible Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	497	—
Bank of America Merrill Lynch	iShares Convertible Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	497	—
Morgan Stanley & Co.	iShares Core MSCI EAFE ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	367	—
Bank of America Merrill Lynch	iShares Core MSCI EAFE ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	367	—
Morgan Stanley & Co.	iShares Core MSCI Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	284	—
Bank of America Merrill Lynch	iShares Core MSCI Emerging Markets ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	284	—
Morgan Stanley & Co.	iShares Core MSCI Europe ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	37	—
Bank of America Merrill Lynch	iShares Core MSCI Europe ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	37	—
Morgan Stanley & Co.	iShares Core U.S. REIT ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	5	—
Bank of America Merrill Lynch	iShares Core U.S. REIT ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	5	—
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	542	—
Bank of America Merrill Lynch	iShares Floating Rate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	542	—
Morgan Stanley & Co.	iShares Gold Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	267	—
Bank of America Merrill Lynch	iShares Gold Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	267	—
Morgan Stanley & Co.	iShares iBoxx $ Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	141	—
Bank of America Merrill Lynch	iShares iBoxx $ Investment Grade Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	141	—
Morgan Stanley & Co.	iShares iBoxx High Yield Corporate Bond ETF	Federal Fund Rate minus 4.23%	9/14/22	Monthly	(167)	—
Bank of America Merrill Lynch	iShares iBoxx High Yield Corporate Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(167)	—
Morgan Stanley & Co.	iShares J.P. Morgan USD Emerging Markets Bond ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(1,535)	—
Bank of America Merrill Lynch	iShares J.P. Morgan USD Emerging Markets Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,535)	—
Morgan Stanley & Co.	iShares MBS ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	30	—
Bank of America Merrill Lynch	iShares MBS ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	30	—
Morgan Stanley & Co.	iShares MSCI China ETF	Federal Fund Rate minus 6.53%	9/14/22	Monthly	(260)	—
Bank of America Merrill Lynch	iShares MSCI China ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(260)	—
Morgan Stanley & Co.	iShares MSCI EAFE Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	143	—
Bank of America Merrill Lynch	iShares MSCI EAFE Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	143	—
Morgan Stanley & Co.	iShares MSCI Emerging Markets Min Vol Factor ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	360	—
Bank of America Merrill Lynch	iShares MSCI Emerging Markets Min Vol Factor ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	360	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	iShares MSCI Global Min Vol Factor ETF	Federal Fund Rate minus 0.63%	9/14/22	Monthly	(2,041)	$ —
Bank of America Merrill Lynch	iShares MSCI Global Min Vol Factor ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(2,041)	—
Morgan Stanley & Co.	iShares MSCI Japan ETF	Federal Fund Rate minus 1.18%	9/14/22	Monthly	(177)	—
Bank of America Merrill Lynch	iShares MSCI Japan ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(177)	—
Morgan Stanley & Co.	iShares MSCI USA Momentum Factor ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	120	—
Bank of America Merrill Lynch	iShares MSCI USA Momentum Factor ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	120	—
Morgan Stanley & Co.	iShares MSCI USA Quality Factor ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(991)	—
Bank of America Merrill Lynch	iShares MSCI USA Quality Factor ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(991)	—
Morgan Stanley & Co.	iShares Preferred & Income Securities ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	356	—
Bank of America Merrill Lynch	iShares Preferred & Income Securities ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	356	—
Morgan Stanley & Co.	iShares Russell 2000 Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	82	—
Bank of America Merrill Lynch	iShares Russell 2000 Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	82	—
Morgan Stanley & Co.	iShares Russell 2000 Value ETF	Federal Fund Rate minus 1.53%	9/14/22	Monthly	(9)	—
Bank of America Merrill Lynch	iShares Russell 2000 Value ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(9)	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Value ETF	Federal Fund Rate minus 2.08%	9/14/22	Monthly	(6)	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Value ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(6)	—
Morgan Stanley & Co.	iShares Short Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	37	—
Bank of America Merrill Lynch	iShares Short Treasury Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	37	—
Morgan Stanley & Co.	iShares Silver Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	135	—
Bank of America Merrill Lynch	iShares Silver Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	135	—
Morgan Stanley & Co.	iShares TIPS Bond ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(1,365)	—
Bank of America Merrill Lynch	iShares TIPS Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,365)	—
Morgan Stanley & Co.	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	902	—
Bank of America Merrill Lynch	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	902	—
Morgan Stanley & Co.	iShares U.S. Industrials ETF	Federal Fund Rate minus 4.63%	9/14/22	Monthly	(38)	—
Bank of America Merrill Lynch	iShares U.S. Industrials ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(38)	—
Morgan Stanley & Co.	JPMorgan BetaBuilders Europe ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	71	—
Bank of America Merrill Lynch	JPMorgan BetaBuilders Europe ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	71	—
Morgan Stanley & Co.	JPMorgan BetaBuilders Japan ETF	Federal Fund Rate minus 10.48%	9/14/22	Monthly	(131)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	JPMorgan BetaBuilders Japan ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(131)	$ —
Morgan Stanley & Co.	Schwab Emerging Markets Equity ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	37	—
Bank of America Merrill Lynch	Schwab Emerging Markets Equity ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	37	—
Morgan Stanley & Co.	Schwab Intermediate-Term U.S. Treasury ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	295	—
Bank of America Merrill Lynch	Schwab Intermediate-Term U.S. Treasury ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	295	—
Morgan Stanley & Co.	Schwab International Small-Cap Equity ETF	Federal Fund Rate minus 11.28%	9/14/22	Monthly	(38)	—
Bank of America Merrill Lynch	Schwab International Small-Cap Equity ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(38)	—
Morgan Stanley & Co.	Schwab U.S. Large-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	43	—
Bank of America Merrill Lynch	Schwab U.S. Large-Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	43	—
Morgan Stanley & Co.	Schwab U.S. TIPS ETF	Federal Fund Rate minus 0.58%	9/14/22	Monthly	(689)	—
Bank of America Merrill Lynch	Schwab U.S. TIPS ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(689)	—
Morgan Stanley & Co.	SPDR Blackstone Senior Loan ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1,058	—
Bank of America Merrill Lynch	SPDR Blackstone Senior Loan ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	1,058	—
Morgan Stanley & Co.	SPDR Bloomberg Convertible Securities ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1,013	—
Bank of America Merrill Lynch	SPDR Bloomberg Convertible Securities ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	1,013	—
Morgan Stanley & Co.	SPDR Bloomberg Emerging Markets Local Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	143	—
Bank of America Merrill Lynch	SPDR Bloomberg Emerging Markets Local Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	143	—
Morgan Stanley & Co.	SPDR Bloomberg High Yield Bond ETF	Federal Fund Rate minus 3.38%	9/14/22	Monthly	(80)	—
Bank of America Merrill Lynch	SPDR Bloomberg High Yield Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(80)	—
Morgan Stanley & Co.	SPDR Bloomberg Investment Grade Floating Rate ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	185	—
Bank of America Merrill Lynch	SPDR Bloomberg Investment Grade Floating Rate ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	185	—
Morgan Stanley & Co.	SPDR Bloomberg Short Term High Yield Bond ETF	Federal Fund Rate minus 2.03%	9/14/22	Monthly	(835)	—
Bank of America Merrill Lynch	SPDR Bloomberg Short Term High Yield Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(835)	—
Morgan Stanley & Co.	SPDR Dow Jones International Real Estate ETF	Federal Fund Rate minus 2.08%	9/14/22	Monthly	(112)	—
Bank of America Merrill Lynch	SPDR Dow Jones International Real Estate ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(112)	—
Morgan Stanley & Co.	SPDR Gold MiniShares Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	45	—
Bank of America Merrill Lynch	SPDR Gold MiniShares Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	45	—
Morgan Stanley & Co.	SPDR Portfolio Long Term Treasury ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(21)	—
Bank of America Merrill Lynch	SPDR Portfolio Long Term Treasury ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(21)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	SPDR Portfolio Mortgage-Backed Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	6	$ —
Bank of America Merrill Lynch	SPDR Portfolio Mortgage-Backed Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	6	—
Morgan Stanley & Co.	SPDR S&P 600 Small Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	18	—
Bank of America Merrill Lynch	SPDR S&P 600 Small Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	18	—
Morgan Stanley & Co.	SPDR S&P China ETF	Federal Fund Rate minus 13.53%	9/14/22	Monthly	(55)	—
Bank of America Merrill Lynch	SPDR S&P China ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(55)	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets SmallCap ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	321	—
Bank of America Merrill Lynch	SPDR S&P Emerging Markets SmallCap ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	321	—
Morgan Stanley & Co.	SPDR S&P Global Natural Resources ETF	Federal Fund Rate minus 7.03%	9/14/22	Monthly	(98)	—
Bank of America Merrill Lynch	SPDR S&P Global Natural Resources ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(98)	—
Morgan Stanley & Co.	Technology Select Sector SPDR Fund	Federal Fund Rate minus 0.15%	9/14/22	Monthly	(293)	—
Bank of America Merrill Lynch	Technology Select Sector SPDR Fund	Federal Funds Composite Interest Rate	3/2/23	Overnight	(293)	—
Morgan Stanley & Co.	VanEck J.P. Morgan EM Local Currency Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	188	—
Bank of America Merrill Lynch	VanEck J.P. Morgan EM Local Currency Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	188	—
Morgan Stanley & Co.	Vanguard Consumer Discretionary ETF	Federal Fund Rate minus 10.03%	9/14/22	Monthly	(119)	—
Bank of America Merrill Lynch	Vanguard Consumer Discretionary ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(119)	—
Morgan Stanley & Co.	Vanguard Emerging Markets Government Bond ETF	Federal Fund Rate minus 1.43%	9/14/22	Monthly	(289)	—
Bank of America Merrill Lynch	Vanguard Emerging Markets Government Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(289)	—
Morgan Stanley & Co.	Vanguard Energy ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	25	—
Bank of America Merrill Lynch	Vanguard Energy ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	25	—
Morgan Stanley & Co.	Vanguard Financials ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	29	—
Bank of America Merrill Lynch	Vanguard Financials ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	29	—
Morgan Stanley & Co.	Vanguard FTSE All World ex-US Small-Cap ETF	Federal Fund Rate minus 1.78%	9/14/22	Monthly	(86)	—
Bank of America Merrill Lynch	Vanguard FTSE All World ex-US Small-Cap ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(86)	—
Morgan Stanley & Co.	Vanguard FTSE Developed Markets ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	395	—
Bank of America Merrill Lynch	Vanguard FTSE Developed Markets ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	395	—
Morgan Stanley & Co.	Vanguard FTSE Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	310	—
Bank of America Merrill Lynch	Vanguard FTSE Emerging Markets ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	310	—
Morgan Stanley & Co.	Vanguard FTSE Europe ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	142	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	Vanguard FTSE Europe ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	142	$ —
Morgan Stanley & Co.	Vanguard Global ex-U.S. Real Estate ETF	Federal Fund Rate minus 1.08%	9/14/22	Monthly	(786)	—
Bank of America Merrill Lynch	Vanguard Global ex-U.S. Real Estate ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(786)	—
Morgan Stanley & Co.	Vanguard Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	218	—
Bank of America Merrill Lynch	Vanguard Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	218	—
Morgan Stanley & Co.	Vanguard Health Care ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	197	—
Bank of America Merrill Lynch	Vanguard Health Care ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	197	—
Morgan Stanley & Co.	Vanguard Industrials ETF	Federal Fund Rate minus 6.08%	9/14/22	Monthly	(202)	—
Morgan Stanley & Co.	Vanguard Information Technology ETF	Federal Fund Rate minus 1.03%	9/14/22	Monthly	(110)	—
Bank of America Merrill Lynch	Vanguard Information Technology ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(110)	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	177	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	177	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Treasury ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	372	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Treasury ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	372	—
Morgan Stanley & Co.	Vanguard Long-Term Treasury ETF	Federal Fund Rate minus 1.78%	9/14/22	Monthly	(14)	—
Bank of America Merrill Lynch	Vanguard Long-Term Treasury ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(14)	—
Morgan Stanley & Co.	Vanguard Mega Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	33	—
Bank of America Merrill Lynch	Vanguard Mega Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	33	—
Morgan Stanley & Co.	Vanguard Mortgage-Backed Securities ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	21	—
Bank of America Merrill Lynch	Vanguard Mortgage-Backed Securities ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	21	—
Morgan Stanley & Co.	Vanguard Real Estate ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	89	—
Bank of America Merrill Lynch	Vanguard Real Estate ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	89	—
Morgan Stanley & Co.	Vanguard Russell 1000 Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	21	—
Bank of America Merrill Lynch	Vanguard Russell 1000 Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	21	—
Morgan Stanley & Co.	Vanguard Short-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1,713	—
Bank of America Merrill Lynch	Vanguard Short-Term Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	1,713	—
Morgan Stanley & Co.	Vanguard Small-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	108	—
Bank of America Merrill Lynch	Vanguard Small-Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	108	—
Morgan Stanley & Co.	Vanguard Small-Cap Value ETF	Federal Fund Rate minus 0.83%	9/14/22	Monthly	(17)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	Vanguard Small-Cap Value ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(17)	$ —
Morgan Stanley & Co.	Xtrackers USD High Yield Corporate Bond ETF	Federal Fund Rate minus 2.18%	9/14/22	Monthly	(45)	—
Bank of America Merrill Lynch	Xtrackers USD High Yield Corporate Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(45)	—
						$ —

1.	As of June 30, 2022, cash in the amount $280,188 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays or receives the floating rate and receives or pays the total return of the referenced entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2022.

Abbreviation(s):
DB—Deutsche Bank
EAFE—Europe, Australasia and Far East
EM—Emerging Markets
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
MBS—Mortgage-Backed Security
MSCI—Morgan Stanley Capital International
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
TIPS—Treasury Inflation-Protected Security
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Exchange-Traded Funds	$ 287,783,424	$ —	$ —	$ 287,783,424
Exchange-Traded Vehicles	18,011,165	—	—	18,011,165
Short-Term Investments
Affiliated Investment Company	261,520	—	—	261,520
Unaffiliated Investment Companies	91,865,212	—	—	91,865,212
Total Short-Term Investments	92,126,732	—	—	92,126,732
Total Investments in Securities	$ 397,921,321	$ —	$ —	$ 397,921,321

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $394,651,305) including securities on loan of $92,268,834	$366,860,268
Investment in affiliated investment companies, at value (identified cost $31,962,878)	31,061,053
Cash	6,599
Cash denominated in foreign currencies (identified cost $4,798)	4,420
Cash collateral on deposit at broker for swap contracts	280,188
Receivables:
Dividends and interest on OTC swaps contracts	636,119
Securities lending	89,352
Dividends	55,984
Portfolio shares sold	33,224
Other assets	4,080
Total assets	399,031,287
Liabilities
Cash collateral received for securities on loan	91,865,212
Payables:
Manager (See Note 3)	169,545
Portfolio shares redeemed	163,889
NYLIFE Distributors (See Note 3)	62,231
Shareholder communication	43,153
Custodian	27,089
Professional fees	18,821
Transfer agent (See Note 3)	1,152
Trustees	572
Accrued expenses	13,627
Total liabilities	92,365,291
Net assets	$306,665,996
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,956
Additional paid-in-capital	388,692,029
388,729,985
Total distributable earnings (loss)	(82,063,989)
Net assets	$306,665,996
Initial Class
Net assets applicable to outstanding shares	$ 11,989,878
Shares of beneficial interest outstanding	1,477,236
Net asset value per share outstanding	$ 8.12
Service Class
Net assets applicable to outstanding shares	$294,676,118
Shares of beneficial interest outstanding	36,478,442
Net asset value per share outstanding	$ 8.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP IQ Hedge Multi-Strategy Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 2,854,698
Securities lending, net	474,678
Dividends-affiliated	158,324
Total income	3,487,700
Expenses
Manager (See Note 3)	1,278,102
Distribution/Service—Service Class (See Note 3)	410,064
Professional fees	32,426
Custodian	31,059
Shareholder communication	20,536
Trustees	3,774
Miscellaneous	10,343
Total expenses before waiver/reimbursement	1,786,304
Expense waiver/reimbursement from Manager (See Note 3)	(183,344)
Net expenses	1,602,960
Net investment income (loss)	1,884,740
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(11,664,798)
Affiliated investment company transactions	(154,727)
Swap transactions	2,139,119
Foreign currency transactions	570
Net realized gain (loss)	(9,679,836)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(26,165,149)
Affiliated investments	(365,838)
Translation of other assets and liabilities in foreign currencies	(5,380)
Net change in unrealized appreciation (depreciation)	(26,536,367)
Net realized and unrealized gain (loss)	(36,216,203)
Net increase (decrease) in net assets resulting from operations	$(34,331,463)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,884,740	$ 2,542,976
Net realized gain (loss)	(9,679,836)	17,921,112
Net change in unrealized appreciation (depreciation)	(26,536,367)	(23,556,939)
Net increase (decrease) in net assets resulting from operations	(34,331,463)	(3,092,851)
Capital share transactions:
Net proceeds from sales of shares	4,015,970	22,487,176
Cost of shares redeemed	(36,779,287)	(29,510,242)
Increase (decrease) in net assets derived from capital share transactions	(32,763,317)	(7,023,066)
Net increase (decrease) in net assets	(67,094,780)	(10,115,917)
Net Assets
Beginning of period	373,760,776	383,876,693
End of period	$306,665,996	$373,760,776
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP IQ Hedge Multi-Strategy Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018 †	2017 †
Net asset value at beginning of period	$ 8.97	$ 9.02	$ 8.74	$ 8.22	$ 8.92	$ 9.04
Net investment income (loss) (a)	0.06	0.09	0.14	0.20	(0.05)	(0.08)
Net realized and unrealized gain (loss)	(0.91)	(0.14)	0.33	0.49	(0.55)	0.06
Total from investment operations	(0.85)	(0.05)	0.47	0.69	(0.60)	(0.02)
Less distributions:
From net investment income	—	—	(0.16)	(0.16)	(0.10)	(0.10)
Return of capital	—	—	(0.03)	(0.01)	—	—
Total distributions	—	—	(0.19)	(0.17)	(0.10)	(0.10)
Net asset value at end of period	$ 8.12	$ 8.97	$ 9.02	$ 8.74	$ 8.22	$ 8.92
Total investment return (b)	(9.48)%(c)	(0.55)%(c)	5.38%	8.47%	(6.88)%	(0.25)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%††	0.97%	1.56%	2.36%	(0.53)%	(0.93)%
Net expenses (d)	0.70%††	0.70%	0.70%	0.70%	1.43%	1.43%
Expenses (before waiver/reimbursement) (d)(e)	0.81%††	0.83%	1.00%	1.20%	2.96%	2.63%
Portfolio turnover rate	89%	126%	179%	151%	450%	185%
Net assets at end of period (in 000's)	$ 11,990	$ 13,499	$ 12,044	$ 10,749	$ 9,059	$ 149,753

*	Unaudited.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018 and January 1, 2017 to December 31, 2017, which consolidates financial information of MainStay VP Multi-Strategy Cayman Fund Ltd., a wholly-owned subsidiary of the Portfolio prior to the reorganization.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2022	0.70%	—
December 31, 2021	0.70%	—
December 31, 2020	0.70%	—
December 31, 2019	0.70%	—
December 31, 2018	1.43%	1.28%
December 31, 2017	1.43%	1.05%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018 †	2017 †
Net asset value at beginning of period	$ 8.94	$ 9.01	$ 8.73	$ 8.18	$ 8.87	$ 8.99
Net investment income (loss) (a)	0.05	0.06	0.11	0.18	(0.00)‡	(0.11)
Net realized and unrealized gain (loss)	(0.91)	(0.13)	0.34	0.49	(0.63)	0.07
Total from investment operations	(0.86)	(0.07)	0.45	0.67	(0.63)	(0.04)
Less distributions:
From net investment income	—	—	(0.14)	(0.12)	(0.06)	(0.08)
Return of capital	—	—	(0.03)	(0.00)‡	—	—
Total distributions	—	—	(0.17)	(0.12)	(0.06)	(0.08)
Net asset value at end of period	$ 8.08	$ 8.94	$ 9.01	$ 8.73	$ 8.18	$ 8.87
Total investment return (b)	(9.62)%(c)	(0.78)%(c)	5.14%	8.23%	(7.14)%	(0.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%††	0.65%	1.29%	2.09%	0.03%	(1.20)%
Net expenses (d)	0.95%††	0.95%	0.95%	0.95%	1.60%	1.68%
Expenses (before waiver/reimbursement) (d)(e)	1.06%††	1.09%	1.25%	1.45%	2.84%	2.88%
Portfolio turnover rate	89%	126%	179%	151%	450%	185%
Net assets at end of period (in 000's)	$ 294,676	$ 360,262	$ 371,833	$ 389,101	$ 391,094	$ 423,600

*	Unaudited.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018 and January 1, 2017 to December 31, 2017, which consolidates financial information of MainStay VP Multi-Strategy Cayman Fund Ltd., a wholly-owned subsidiary of the Portfolio prior to the reorganization.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2022	0.95%	—
December 31, 2021	0.95%	—
December 31, 2020	0.95%	—
December 31, 2019	0.95%	—
December 31, 2018	1.60%	0.99%
December 31, 2017	1.68%	1.05%
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP IQ Hedge Multi-Strategy Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2013
Service Class	May 1, 2013
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.
The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

25

Notes to Financial Statements (Unaudited) (continued)
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

ETFs are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts and the underlying funds held by the Portfolio may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and
27

Notes to Financial Statements (Unaudited) (continued)
mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2022, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio's return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio's current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager , or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial. As of June 30, 2022, open swap agreements are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase
Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC
29

Notes to Financial Statements (Unaudited) (continued)
derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(L) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors.
The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$2,139,119	$2,139,119
Total Net Realized Gain (Loss)	$2,139,119	$2,139,119

Average Notional Amount	Total
Swap Contracts Long	$ 33,532,239
Swap Contracts Short	$(33,354,190)

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,278,102 and waived fees and/or reimbursed expenses in the amount of $183,344 and paid the Subadvisor fees of $547,331.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Capital. As of June 30, 2022, New York Life and its affiliates beneficially held shares of the Portfolio with the values and percentages of net assets as follows:
Initial Class	$1,464,072	12.2%
Service Class	24,589	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$427,424,798	$254,425	$(29,757,902)	$(29,503,477)
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $44,195,653, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$44,196	$—
31

Notes to Financial Statements (Unaudited) (continued)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $304,249 and $332,270, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	23,707	$ 206,944
Shares redeemed	(51,718)	(439,642)
Net increase (decrease)	(28,011)	$ (232,698)
Year ended December 31, 2021:
Shares sold	200,003	$ 1,812,192
Shares redeemed	(29,920)	(270,840)
Net increase (decrease)	170,083	$ 1,541,352

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	446,860	$ 3,809,026
Shares redeemed	(4,280,457)	(36,339,645)
Net increase (decrease)	(3,833,597)	$(32,530,619)
Year ended December 31, 2021:
Shares sold	2,287,759	$ 20,674,984
Shares redeemed	(3,237,618)	(29,239,402)
Net increase (decrease)	(949,859)	$ (8,564,418)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP IQ Hedge Multi-Strategy Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
34

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781596	MSVPARM10-08/22
(NYLIAC) NI506

MainStay VP Balanced Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date[1,2]	Six Months[3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	5/2/2005	-8.78%	-4.13%	5.77%	7.78%	0.71%
Service Class Shares	5/2/2005	-8.89	-4.37	5.51	7.51	0.96

1.	The Portfolio’s equity subadvisor changed effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies for the equity portion of the Portfolio.
2.	Effective May 1, 2021, the Portfolio replaced the subadvisor to the equity portion of the Portfolio and modified the equity portion of the Portfolio's principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies for the equity portion of the Portfolio.
3.	Not annualized.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	-12.86%	-6.82%	7.17%	10.50%
Bloomberg U.S. Intermediate Government/Credit Bond Index[3]	-6.77	-7.28	1.13	1.45
Balanced Composite Index[4]	-10.35	-6.77	5.10	7.06
Morningstar Allocation - 50% to 70% Equity Category Average[5]	-14.76	-11.35	5.23	6.49

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
3.	The Portfolio has selected the Bloomberg U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
4.	The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$912.20	$3.32	$1,021.32	$3.51	0.70%
Service Class Shares	$1,000.00	$911.10	$4.50	$1,020.08	$4.76	0.95%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of June 30, 2022 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 2.50%-2.875%, due 3/31/23–5/15/32
2.	iShares Russell 1000 Value ETF
3.	JPMorgan Chase & Co.
4.	Pfizer, Inc.
5.	iShares Intermediate Government/Credit Bond ETF
6.	Meta Platforms, Inc.
7.	Alphabet, Inc.
8.	Cisco Systems, Inc.
9.	Comcast Corp.
10.	Morgan Stanley

8	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Adam H. Illfelder, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s equity Subadvisor.
How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Balanced Portfolio returned −8.78% for Initial Class shares and −8.89% for Service Class shares. Over the same period, both share classes outperformed the −12.86% return of the Russell 1000® Value Index, the Portfolio’s primary benchmark, and underperformed the −6.77% return of the Bloomberg U.S. Intermediate Government/Credit Bond Index, a secondary benchmark of the Portfolio. For the six months ended June 30, 2022, both share classes outperformed the −10.35% return of the Balanced Composite Index, an additional benchmark of the Portfolio, and the -14.76 % return of the Morningstar Allocation—50% to 70% Equity Category Average.1
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
The equity portion of the Portfolio outperformed the Russell 1000® Value Index primarily due to stock selection, led by selection in the financials, health care and industrials sectors. Stock selection decisions made positive contributions to the Portfolio’s relative performance in seven of the eleven sectors in the Russell 1000® Value Index for the reporting period. (Contributions take weightings and total returns into account.) Style factors contributed a modest tailwind to relative performance as the Portfolio’s quality orientation resulted in overweight exposure to the profitability factor (which was up for the reporting period) and slightly underweight exposure to the residual volatility factor (which was one of the most notable declining factors for the same period).
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
As mentioned above, security selection in the financials, health care and industrials sectors made the strongest positive contributions to the equity portion of the Portfolio’s performance relative to the Russell 1000® Value Index, while selection in the materials, consumer discretionary and energy sectors detracted. From an allocation standpoint, the Portfolio’s overweight position in health care and its underweight position in financials bolstered relative results. Overweight exposure to information technology and underweight exposure to energy were the most significant detractors.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive equity contributors to the absolute performance of the equity portion of the Portfolio included holdings in pharmaceutical company Eli Lilly, oil & gas exploration & production company Pioneer Natural Resources and health care company Merck. Shares of Eli Lilly rose as the company reported notable pipeline achievements, including U.S. Food and Drug Administration approval for tirzepatide, a type 2 diabetes treatment. Shares of Pioneer Natural Resources gained ground as natural gas prices continued to rise, with Russia’s invasion of Ukraine exacerbating the steep supply shortfall within the system while threatening a key source of gas supply for Europe. Shares of Merck appreciated after the company reported 50% year-over-year sales growth driven by COVID-19 therapeutic Lagevrio, oncology drug Keytruda, and the Gardasil vaccine to prevent infections by the human papillomavirus. The company’s management raised full-year 2022 sales and earnings-per-share guidance.
The most significant equity detractors from absolute performance included financial firm JPMorgan Chase, networking equipment company Cisco Systems, and energy and infrastructure solutions business Johnson Controls. JPMorgan Chase shares fell after the release of higher-than-expected consumer price index figures, which accelerated the timeline for the U.S. Federal Reserve (the “Fed”) to tighten financial conditions, fueling recession fears. Cisco’s stock sold off after the company reported a revenue miss for its fiscal third quarter in May 2022 and lowered fourth-quarter guidance. Shares of Johnson Controls came under pressure after management lowered 2022 earnings guidance due to geopolitical uncertainty and supply-chain disruptions.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
Notable equity purchases during the reporting period included new positions in social media company Meta Platforms, and electric utility and natural gas holding company Duke Energy. The Portfolio initiated a position in Meta Platforms after its stock rerated significantly lower and traded at a discount to the market on projected earnings and free cash flow. We believe Meta’s announced plan to grow its virtual/augmented reality business—without foregoing growth of its overall profitability—mitigates the stock’s downside potential. We also expect fundamentals to reaccelerate in the second half of 2022 due to robust user growth. The position in Duke Energy was

1.	See page 5 for more information on benchmark and peer group returns.
9

attractive to us because of our favorable view of the stock’s valuation after the sector’s underperformance last year, and of the defensive characteristics of U.S. regulated utilities. We also believe the company’s large liquified natural gas business could be a benefit as longer-term demand for natural gas may shift higher given the ramifications of Russia’s invasion of the Ukraine.
Notable sales included the Portfolio’s position in UnitedHealth Group, a managed health care and insurance company, after the stock had a strong rally following renewed COVID-19 concerns regarding the Omicron variants. The stock price also responded positively to better-than-expected first-quarter 2022 results and increased guidance from management. Given the company’s more balanced risk/reward profile, the Portfolio exited the position. We also eliminated the Portfolio’s position in Bank of America, an investment bank and financial services holding company, in favor of more attractive opportunities elsewhere.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
The most notable increases in sector exposures relative to the Russell 1000® Value Index were to industrials and, to a lesser extent, consumer staples. Notable reductions in relative sector exposure included materials and financials.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the equity portion of the Portfolio held its most overweight positions relative to the Russell 1000® Value Index in the information technology, health care, and industrials sectors. As of the same date, the Portfolio’s most significantly underweight equity positions were in consumer staples, materials and energy.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) throughout the reporting period. To facilitate these overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector. The ABS sector was the worst performing sector during the reporting period, driven by the Portfolio’s overweight position relative to the Index in AAA and AA collateralized loan obligations (CLOs).2 Positioning in the CMBS and corporate sectors also detracted from the Portfolio’s performance relative to the Index, while underweight exposure to the Treasury sector detracted slightly. Overweight positioning in U.S. government agencies was slightly accretive to performance. The best performing sector in the fixed-income portion of Portfolio was cash securities, with positioning, particularly in U.S. government agency discount notes, accretive to performance.
During the reporting period, how was the performance of the fixed-income portion of the Portfolio materially affected by investments in derivatives?
The fixed-income portion of the Portfolio’s use of derivatives was limited to interest rate derivatives used to maintain the duration3 of the Portfolio in line with our target. These interest rate derivatives had a slightly negative impact on performance during the reporting period.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of the Portfolio maintained a duration relatively close to that of the Bloomberg U.S. Intermediate Government/Credit Bond Index. During two time periods, the duration of the Portfolio was different from that of than the Index. During the first half of the reporting period, the Portfolio held a shorter duration in the 2-year part of the yield curve4 relative to the Index, while simultaneously holding a longer duration than the Index in the 10-year part of the yield curve. This strategy had a positive impact on performance. Toward the end of the reporting period, the duration of the Portfolio was shorter than the Index. This strategy had a negative impact on performance. As of June 30, 2022, the effective duration of the Portfolio was 3.61 years, compared to a duration of 3.98 years for the Bloomberg U.S. Intermediate Government/Credit Bond Index.
During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
During the reporting period, the Portfolio’s cash position made the strongest positive contribution to the fixed-income portion of the Portfolio’s absolute performance. Within the cash securities sector, the Portfolio’s allocation to Federal Home Loan Bank
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
10	MainStay VP Balanced Portfolio

(FHLB) agency discount notes was most accretive to absolute performance. Conversely, the corporate sector produced the weakest absolute performance. Within the corporate sector, the Portfolio’s allocations to industrials and financials detracted the most from absolute performance. The second-largest detractor was positioning in the U.S. Treasury sector. Within the ABS sector, the Portfolio’s allocation to AAA and AA CLOs detracted slightly from absolute performance. Within the commercial mortgage-backed securities sector, the fund’s allocation to the non-agency sub-sector was a slight drag to the absolute performance of the fund. Within the interest rate complex, the Portfolio’s duration and yield curve positioning detracted from absolute performance.
The issuers with the most positive absolute performance during the reporting period included HSBC Holdings, Wells Fargo, Las Vegas Sands and Edison International. The issuers with the weakest absolute performance during the same period included Warner Bros Discovery, Antares Holdings, General Motors and Tokyo Century.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
The largest purchases made by the fixed-income portion of the Portfolio during the reporting period included bonds issued by consumer electronics and services company Apple, regional banking firm Fifth Third Bancorp, utility Virginia Electric and Power, financial data and exchange company Intercontinental Exchange, and diversified financial firm Bank of America.
The most significant sales during the same period were bonds issued by real estate investment trust Highwoods Realty; capital markets firm Morgan Stanley; Fresenius Medical Care US Finance III, an entity of medical facilities company Fresenius Medical Care; beverage company Anheuser-Busch Inbev Worldwide; and Ford Motor Credit, the financial services arm of automobile maker Ford Motor.
During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?
During the reporting period, stubbornly high inflation forced the Fed to increase interest rates expeditiously higher, resulting in significant volatility and spread5 widening across asset classes. We believe this trend may continue and therefore, during the second half of the reporting period, reduced the Portfolio’s allocation to investment-grade credit. We also reduced the Portfolio’s allocation to the ABS sector, particularly the floating-rate component which includes AAA and AA CLOs. Similar to the corporate sector, the reduction in the ABS sector was driven by the faltering macro-economic backdrop and the negative ramifications of a possible recession. Conversely, as we reduced the Portfolio’s spread-asset allocation, we added exposure to the U.S. Treasury sector. U.S. Treasury securities are generally seen as the safest asset class and serve as a safe haven for investors during times of market stress.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in ABS, CMBS and U.S. government agencies. The largest overweight allocation within spread assets was to the ABS sector. As of the same date, the Portfolio held relatively underweight positions in the industrial, sovereign, supranational, foreign agency and foreign local government sub-components. The Portfolio also held an underweight position in the Treasury sector.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 29.4%
Asset-Backed Securities 1.6%
Other Asset-Backed Securities 1.6%
AIG CLO LLC
Series 2020-1A, Class AR
2.204% (3 Month LIBOR + 1.16%), due 4/15/34 (a)(b)	$ 600,000	$ 580,424
Apidos CLO XXX
Series XXXA, Class A2
2.644% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	650,000	621,022
ARES L CLO Ltd.
Series 2018-50A, Class AR
2.094% (3 Month LIBOR + 1.05%), due 1/15/32 (a)(b)	700,000	682,899
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
2.463% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	400,000	380,782
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
2.444% (3 Month LIBOR + 1.40%), due 10/15/30 (a)(b)	800,000	761,508
Neuberger Berman Loan Advisers CLO 37 Ltd.
Series 2020-37A, Class BR
2.513% (3 Month LIBOR + 1.45%), due 7/20/31 (a)(b)	500,000	477,876
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
2.613% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(b)	750,000	722,348
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
2.374% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(b)	600,000	587,513
STORE Master Funding LLC
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	242,531	210,675
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
2.628% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	250,000	245,912
Vantage Data Centers LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	725,000	660,111
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Wellfleet CLO Ltd.
Series 2021-2A, Class A1
2.244% (3 Month LIBOR + 1.20%), due 7/15/34 (a)(b)	$ 373,333	$ 361,728
Total Asset-Backed Securities (Cost $6,584,656)		6,292,798
Corporate Bonds 8.8%
Aerospace & Defense 0.1%
Boeing Co. (The)
3.10%, due 5/1/26	240,000	223,501
3.25%, due 2/1/28	325,000	290,426
		513,927
Auto Manufacturers 0.4%
Daimler Finance North America LLC
2.625%, due 3/10/30 (a)	250,000	219,423
Daimler Trucks Finance North America LLC
3.65%, due 4/7/27 (a)	290,000	277,806
General Motors Financial Co., Inc.
1.05%, due 3/8/24	200,000	189,600
1.50%, due 6/10/26	915,000	798,266
		1,485,095
Banks 2.0%
Bank of America Corp. (c)
1.922%, due 10/24/31	460,000	367,443
2.087%, due 6/14/29 (d)	1,000,000	856,381
4.571%, due 4/27/33	183,000	178,098
Citigroup, Inc. (c)
2.666%, due 1/29/31	420,000	356,620
4.658%, due 5/24/28	600,000	595,378
Fifth Third Bancorp
4.055%, due 4/25/28 (c)	850,000	828,742
Goldman Sachs Group, Inc. (The)
2.64%, due 2/24/28 (c)	450,000	408,410
JPMorgan Chase & Co. (c)
1.578%, due 4/22/27	960,000	854,320
2.963%, due 1/25/33	815,000	699,564
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	430,000	417,411
Morgan Stanley (c)
1.512%, due 7/20/27	175,000	153,480
5.297%, due 4/20/37	300,000	290,520

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Societe Generale SA
1.792% (1 Year Treasury Constant Maturity Rate + 1.00%), due 6/9/27 (a)(b)	$ 350,000	$ 305,288
Standard Chartered plc (a)(b)
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25	200,000	188,809
2.608% (1 Year Treasury Constant Maturity Rate + 1.18%), due 1/12/28	275,000	245,617
State Street Corp.
2.203%, due 2/7/28 (c)	275,000	251,835
Sumitomo Mitsui Trust Bank Ltd.
1.35%, due 9/16/26 (a)	350,000	310,540
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	475,000	421,019
		7,729,475
Biotechnology 0.1%
Amgen, Inc.
3.35%, due 2/22/32	290,000	265,471
Chemicals 0.1%
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (a)	275,000	236,917
LYB International Finance III LLC
1.25%, due 10/1/25	172,000	155,636
		392,553
Commercial Services 0.1%
Global Payments, Inc.
2.15%, due 1/15/27	325,000	288,458
PayPal Holdings, Inc.
3.90%, due 6/1/27	260,000	259,085
		547,543
Computers 0.3%
Apple, Inc.
1.65%, due 5/11/30	361,000	305,964
1.70%, due 8/5/31	960,000	805,797
		1,111,761
	Principal Amount	Value

Cosmetics & Personal Care 0.0% ‡
Unilever Capital Corp.
1.75%, due 8/12/31	$ 220,000	$ 181,385
Diversified Financial Services 1.0%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	450,000	379,043
Air Lease Corp.
0.70%, due 2/15/24	1,150,000	1,085,686
Aircastle Ltd.
2.85%, due 1/26/28 (a)	252,000	208,319
Antares Holdings LP
3.95%, due 7/15/26 (a)	750,000	651,031
Aviation Capital Group LLC (a)
1.95%, due 1/30/26	250,000	217,452
1.95%, due 9/20/26	335,000	284,647
Blackstone Holdings Finance Co. LLC
1.625%, due 8/5/28 (a)	350,000	295,697
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	590,000	582,168
Thirax 1 LLC
0.968%, due 1/14/33	203,032	176,439
		3,880,482
Electric 1.1%
Commonwealth Edison Co.
3.10%, due 11/1/24 (d)	250,000	248,415
Duke Energy Carolinas LLC
2.85%, due 3/15/32	410,000	363,778
Entergy Arkansas LLC
3.70%, due 6/1/24	500,000	501,701
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	700,000	689,001
Pacific Gas and Electric Co.
4.20%, due 3/1/29	205,000	182,951
5.45%, due 6/15/27	320,000	309,674
Pinnacle West Capital Corp.
1.30%, due 6/15/25	625,000	571,607
Public Service Co. of Colorado
Series 38
4.10%, due 6/1/32	300,000	299,125
Southern California Edison Co.
Series D
4.70%, due 6/1/27 (d)	324,000	324,582
Virginia Electric and Power Co.
Series B
3.75%, due 5/15/27	620,000	613,617
		4,104,451
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electrical Components & Equipment 0.2%
Emerson Electric Co.
1.80%, due 10/15/27	$ 400,000	$ 358,132
2.00%, due 12/21/28	300,000	264,253
		622,385
Entertainment 0.1%
Magallanes, Inc.
4.054%, due 3/15/29 (a)	500,000	457,988
Environmental Control 0.1%
Waste Management, Inc.
4.15%, due 4/15/32	350,000	343,085
Forest Products & Paper 0.1%
Georgia-Pacific LLC
0.95%, due 5/15/26 (a)	225,000	200,093
Gas 0.1%
CenterPoint Energy Resources Corp.
4.40%, due 7/1/32 (d)	445,000	438,313
Healthcare-Services 0.0% ‡
HCA, Inc.
3.625%, due 3/15/32 (a)	190,000	160,284
Insurance 0.4%
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (a)	975,000	920,437
Corebridge Financial, Inc.
3.85%, due 4/5/29 (a)	275,000	254,136
Principal Life Global Funding II
1.25%, due 8/16/26 (a)	350,000	309,678
		1,484,251
Internet 0.1%
Amazon.com, Inc.
3.60%, due 4/13/32	310,000	298,504
Investment Companies 0.0% ‡
Prospect Capital Corp.
3.437%, due 10/15/28	237,000	181,588
Iron & Steel 0.1%
Nucor Corp.
2.00%, due 6/1/25 (d)	275,000	258,785
	Principal Amount	Value

Media 0.1%
Charter Communications Operating LLC
2.25%, due 1/15/29	$ 325,000	$ 267,042
Mining 0.1%
Anglo American Capital plc
2.25%, due 3/17/28 (a)	255,000	219,750
Oil & Gas 0.0% ‡
Valero Energy Corp.
2.85%, due 4/15/25	166,000	160,424
Oil & Gas Services 0.2%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (a)	925,000	921,080
Packaging & Containers 0.2%
WRKCo, Inc.
3.75%, due 3/15/25	925,000	916,731
Pharmaceuticals 0.2%
AbbVie, Inc.
4.25%, due 11/14/28	475,000	470,437
Merck & Co., Inc.
2.15%, due 12/10/31	175,000	150,532
		620,969
Real Estate Investment Trusts 0.7%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	900,000	879,517
CubeSmart LP
2.25%, due 12/15/28	550,000	469,947
Realty Income Corp.
3.95%, due 8/15/27 (d)	890,000	868,234
Simon Property Group LP
1.75%, due 2/1/28	375,000	319,580
		2,537,278
Retail 0.1%
Home Depot, Inc. (The)
3.25%, due 4/15/32	280,000	260,848
O'Reilly Automotive, Inc.
4.70%, due 6/15/32	120,000	119,509
		380,357

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors 0.1%
NVIDIA Corp.
1.55%, due 6/15/28	$ 122,000	$ 106,872
QUALCOMM, Inc.
2.15%, due 5/20/30	410,000	359,235
		466,107
Software 0.0% ‡
Microsoft Corp.
2.525%, due 6/1/50	180,000	132,575
Telecommunications 0.6%
AT&T, Inc.
2.55%, due 12/1/33	170,000	137,910
4.35%, due 3/1/29 (d)	775,000	763,094
T-Mobile US, Inc.
2.55%, due 2/15/31	355,000	298,713
Verizon Communications, Inc.
2.10%, due 3/22/28	350,000	310,878
3.376%, due 2/15/25	6,000	5,955
4.016%, due 12/3/29	912,000	883,290
		2,399,840
Transportation 0.1%
United Parcel Service, Inc.
4.45%, due 4/1/30	320,000	327,223
Total Corporate Bonds (Cost $36,337,960)		34,006,795
Mortgage-Backed Securities 0.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
BFLD Trust
Series 2021-FPM, Class A
2.925% (1 Month LIBOR + 1.60%), due 6/15/38 (a)(b)	500,000	482,269
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class A5
2.717%, due 2/15/53	500,000	445,201
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	500,000	433,758
Total Mortgage-Backed Securities (Cost $1,527,307)		1,361,228
	Principal Amount	Value
U.S. Government & Federal Agencies 18.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.1%
FFCB
2.03%, due 1/21/28	$ 850,000	$ 800,497
2.13%, due 4/19/34	450,000	376,492
4.37%, due 5/17/32	375,000	372,537
FHLB
3.125%, due 9/12/25	800,000	802,329
4.00%, due 5/26/27	1,100,000	1,095,512
4.00%, due 4/20/29	950,000	947,654
		4,395,021
United States Treasury Notes 17.6%
U.S. Treasury Notes
2.50%, due 3/31/23	2,000,000	1,995,469
2.50%, due 5/31/24 (d)	16,075,000	15,929,949
2.625%, due 6/30/23	750,000	748,008
2.625%, due 5/31/27	15,225,000	14,937,152
2.75%, due 5/31/29	10,570,000	10,361,903
2.875%, due 6/15/25	15,000,000	14,940,234
2.875%, due 5/15/32	9,160,000	9,056,950
		67,969,665
Total U.S. Government & Federal Agencies (Cost $72,750,644)		72,364,686
Total Long-Term Bonds (Cost $117,200,567)		114,025,507

	Shares
Common Stocks 59.9%
Aerospace & Defense 3.9%
General Dynamics Corp.	15,039	3,327,379
L3Harris Technologies, Inc.	17,382	4,201,230
Northrop Grumman Corp.	7,269	3,478,725
Raytheon Technologies Corp.	44,284	4,256,135
		15,263,469
Auto Components 0.8%
Gentex Corp.	110,470	3,089,846
Banks 4.4%
JPMorgan Chase & Co.	59,086	6,653,674
M&T Bank Corp.	28,291	4,509,303
PNC Financial Services Group, Inc. (The)	18,378	2,899,497
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Banks (continued)
Truist Financial Corp.	60,118	$ 2,851,397
		16,913,871
Beverages 0.8%
Keurig Dr Pepper, Inc.	87,368	3,091,953
Building Products 1.3%
Fortune Brands Home & Security, Inc.	27,834	1,666,700
Johnson Controls International plc	70,616	3,381,094
		5,047,794
Capital Markets 3.4%
ARES Management Corp.	56,573	3,216,741
Blackstone, Inc.	22,963	2,094,915
LPL Financial Holdings, Inc.	18,242	3,365,284
Morgan Stanley	61,308	4,663,086
		13,340,026
Chemicals 0.6%
Axalta Coating Systems Ltd. (e)	105,078	2,323,275
Communications Equipment 2.1%
Cisco Systems, Inc.	124,637	5,314,522
F5, Inc. (e)	17,579	2,690,290
		8,004,812
Containers & Packaging 0.6%
Sealed Air Corp.	40,242	2,322,768
Electric Utilities 1.8%
Duke Energy Corp.	34,153	3,661,543
Exelon Corp.	73,727	3,341,308
		7,002,851
Electrical Equipment 0.7%
Hubbell, Inc.	15,752	2,812,992
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	119,273	3,758,292
Entertainment 1.0%
Electronic Arts, Inc.	30,828	3,750,226
Equity Real Estate Investment Trusts 2.3%
Gaming and Leisure Properties, Inc.	79,618	3,651,281
Host Hotels & Resorts, Inc.	150,904	2,366,175
	Shares	Value

Equity Real Estate Investment Trusts (continued)
Welltower, Inc.	36,485	$ 3,004,540
		9,021,996
Food Products 0.9%
Mondelez International, Inc., Class A	59,101	3,669,581
Health Care Equipment & Supplies 2.6%
Becton Dickinson and Co.	14,307	3,527,105
Boston Scientific Corp. (e)	76,148	2,838,036
Medtronic plc	39,046	3,504,378
		9,869,519
Health Care Providers & Services 3.4%
Centene Corp. (e)	48,689	4,119,576
Elevance Health, Inc.	10,469	5,052,130
UnitedHealth Group, Inc.	7,560	3,883,043
		13,054,749
Household Durables 0.6%
Lennar Corp., Class A	31,282	2,207,571
Insurance 3.0%
Chubb Ltd.	20,303	3,991,164
MetLife, Inc.	79,416	4,986,531
Progressive Corp. (The)	22,968	2,670,489
		11,648,184
Interactive Media & Services 2.9%
Alphabet, Inc., Class C (e)	2,527	5,527,686
Meta Platforms, Inc., Class A (e)	35,393	5,707,121
		11,234,807
IT Services 1.4%
Amdocs Ltd.	34,128	2,843,204
Global Payments, Inc.	24,932	2,758,476
		5,601,680
Machinery 0.7%
Middleby Corp. (The) (e)	21,739	2,725,201
Media 1.9%
Comcast Corp., Class A	130,390	5,116,503
Omnicom Group, Inc.	33,583	2,136,215
		7,252,718
Multi-Utilities 1.8%
Dominion Energy, Inc.	43,780	3,494,082
Sempra Energy	23,182	3,483,559
		6,977,641

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Balanced Portfolio

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 3.4%
ConocoPhillips	50,825	$ 4,564,593
Coterra Energy, Inc.	89,876	2,317,902
Phillips 66	39,583	3,245,410
Pioneer Natural Resources Co.	13,670	3,049,504
		13,177,409
Personal Products 0.7%
Unilever plc, Sponsored ADR	59,338	2,719,461
Pharmaceuticals 6.0%
AstraZeneca plc, Sponsored ADR	50,032	3,305,614
Eli Lilly and Co.	15,685	5,085,548
Merck & Co., Inc.	47,858	4,363,214
Pfizer, Inc.	151,464	7,941,257
Roche Holding AG	7,598	2,535,320
		23,230,953
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A (e)	35,126	2,585,625
Road & Rail 0.6%
Knight-Swift Transportation Holdings, Inc.	53,003	2,453,509
Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	29,809	4,354,797
Micron Technology, Inc.	49,381	2,729,781
QUALCOMM, Inc.	21,793	2,783,838
		9,868,416
Specialty Retail 2.1%
Home Depot, Inc. (The)	15,060	4,130,506
TJX Cos., Inc. (The)	44,040	2,459,634
Victoria's Secret & Co. (e)	57,708	1,614,093
		8,204,233
Total Common Stocks (Cost $232,002,172)		232,225,428
Exchange-Traded Funds 5.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF (d)	11,495	1,264,795
iShares Intermediate Government/Credit Bond ETF	68,771	7,258,779
	Shares	Value

iShares Russell 1000 Value ETF	80,412	$ 11,657,328
Total Exchange-Traded Funds (Cost $20,410,210)		20,180,902
Short-Term Investments 4.0%
Affiliated Investment Company 1.9%
MainStay U.S. Government Liquidity Fund, 0.898% (f)	7,333,400	7,333,400
Unaffiliated Investment Company 0.8%
Invesco Government and Agency Portfolio, 1.462% (f)(g)	2,999,172	2,999,172

	Principal Amount
U.S. Government & Federal Agencies 1.3%
FHLB
2.39%, due 1/3/23	$ 4,000,000	3,945,906
2.572%, due 3/17/23	1,000,000	980,525
Total U.S. Government & Federal Agencies (Cost $4,933,061)		4,926,431
Total Short-Term Investments (Cost $15,265,633)		15,259,003
Total Investments (Cost $384,878,582)	98.5%	381,690,840
Other Assets, Less Liabilities	1.5	5,768,609
Net Assets	100.0%	$ 387,459,449

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2022.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2022.
(d)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $17,425,816; the total market value of collateral held by the Portfolio was $17,779,717. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,780,545. The Portfolio received cash collateral with a value of $2,999,172. (See Note 2(I))
(e)	Non-income producing security.
(f)	Current yield as of June 30, 2022.
(g)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 4,715	$ 59,825	$ (57,207)	$ —	$ —	$ 7,333	$ 7	$ —	7,333
Futures Contracts
As of June 30, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	38	September 2022	$ 4,307,539	$ 4,265,500	$ (42,039)
U.S. Treasury 10 Year Notes	26	September 2022	3,119,902	3,081,812	(38,090)
U.S. Treasury Ultra Bonds	1	September 2022	153,064	154,344	1,280
Total Long Contracts					(78,849)
Short Contracts
U.S. Treasury 2 Year Notes	(54)	September 2022	(11,261,070)	(11,340,844)	(79,774)
U.S. Treasury 10 Year Ultra Bonds	(33)	September 2022	(4,168,878)	(4,203,375)	(34,497)
U.S. Treasury Long Bonds	(5)	September 2022	(704,522)	(693,125)	11,397
Total Short Contracts					(102,874)
Net Unrealized Depreciation					$ (181,723)

1.	As of June 30, 2022, cash in the amount of $97,225 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2022.
Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
LIBOR—London Interbank Offered Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Balanced Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 6,292,798	$ —	$ 6,292,798
Corporate Bonds	—	34,006,795	—	34,006,795
Mortgage-Backed Securities	—	1,361,228	—	1,361,228
U.S. Government & Federal Agencies	—	72,364,686	—	72,364,686
Total Long-Term Bonds	—	114,025,507	—	114,025,507
Common Stocks	232,225,428	—	—	232,225,428
Exchange-Traded Funds	20,180,902	—	—	20,180,902
Short-Term Investments
Affiliated Investment Company	7,333,400	—	—	7,333,400
Unaffiliated Investment Company	2,999,172	—	—	2,999,172
U.S. Government & Federal Agencies	—	4,926,431	—	4,926,431
Total Short-Term Investments	10,332,572	4,926,431	—	15,259,003
Total Investments in Securities	262,738,902	118,951,938	—	381,690,840
Other Financial Instruments
Futures Contracts (b)	12,677	—	—	12,677
Total Investments in Securities and Other Financial Instruments	$ 262,751,579	$ 118,951,938	$ —	$ 381,703,517
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (194,400)	$ —	$ —	$ (194,400)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $377,545,182) including securities on loan of $17,425,816	$374,357,440
Investment in affiliated investment companies, at value (identified cost $7,333,400)	7,333,400
Cash	9,283,916
Cash collateral on deposit at broker for futures contracts	97,225
Receivables:
Investment securities sold	3,389,669
Dividends and interest	767,138
Portfolio shares sold	327,335
Securities lending	10,671
Other assets	3,400
Total assets	395,570,194
Liabilities
Cash collateral received for securities on loan	2,999,172
Payables:
Investment securities purchased	4,604,756
Manager (See Note 3)	209,578
Portfolio shares redeemed	130,453
NYLIFE Distributors (See Note 3)	76,406
Professional fees	28,075
Shareholder communication	19,793
Variation margin on futures contracts	18,245
Custodian	15,977
Trustees	317
Accrued expenses	7,973
Total liabilities	8,110,745
Net assets	$387,459,449
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 25,516
Additional paid-in-capital	316,492,498
316,518,014
Total distributable earnings (loss)	70,941,435
Net assets	$387,459,449
Initial Class
Net assets applicable to outstanding shares	$ 20,190,488
Shares of beneficial interest outstanding	1,313,783
Net asset value per share outstanding	$ 15.37
Service Class
Net assets applicable to outstanding shares	$367,268,961
Shares of beneficial interest outstanding	24,202,004
Net asset value per share outstanding	$ 15.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Balanced Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $11,633)	$ 2,853,545
Interest	1,372,192
Securities lending, net	25,271
Dividends-affiliated	7,180
Total income	4,258,188
Expenses
Manager (See Note 3)	1,301,673
Distribution/Service—Service Class (See Note 3)	473,959
Professional fees	38,533
Custodian	20,272
Shareholder communication	17,297
Trustees	4,080
Miscellaneous	10,079
Total expenses	1,865,893
Net investment income (loss)	2,392,295
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(4,226,810)
Futures transactions	131,161
Foreign currency transactions	1,546
Net realized gain (loss)	(4,094,103)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(35,390,839)
Futures contracts	(129,847)
Translation of other assets and liabilities in foreign currencies	(366)
Net change in unrealized appreciation (depreciation)	(35,521,052)
Net realized and unrealized gain (loss)	(39,615,155)
Net increase (decrease) in net assets resulting from operations	$(37,222,860)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,392,295	$ 3,388,359
Net realized gain (loss)	(4,094,103)	77,713,221
Net change in unrealized appreciation (depreciation)	(35,521,052)	(21,504,838)
Net increase (decrease) in net assets resulting from operations	(37,222,860)	59,596,742
Distributions to shareholders:
Initial Class	—	(670,643)
Service Class	—	(11,090,271)
Total distributions to shareholders	—	(11,760,914)
Capital share transactions:
Net proceeds from sales of shares	45,994,663	58,759,681
Net asset value of shares issued to shareholders in reinvestment of distributions	—	11,760,914
Cost of shares redeemed	(35,897,948)	(57,336,035)
Increase (decrease) in net assets derived from capital share transactions	10,096,715	13,184,560
Net increase (decrease) in net assets	(27,126,145)	61,020,388
Net Assets
Beginning of period	414,585,594	353,565,206
End of period	$387,459,449	$414,585,594
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Balanced Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 16.85	$ 14.83	$ 14.59	$ 13.23	$ 15.18	$ 14.26
Net investment income (loss) (a)	0.12	0.18	0.21	0.25	0.28	0.23
Net realized and unrealized gain (loss)	(1.60)	2.36	0.88	1.93	(1.31)	1.18
Total from investment operations	(1.48)	2.54	1.09	2.18	(1.03)	1.41
Less distributions:
From net investment income	—	(0.22)	(0.30)	(0.29)	(0.25)	(0.19)
From net realized gain on investments	—	(0.30)	(0.55)	(0.53)	(0.67)	(0.30)
Total distributions	—	(0.52)	(0.85)	(0.82)	(0.92)	(0.49)
Net asset value at end of period	$ 15.37	$ 16.85	$ 14.83	$ 14.59	$ 13.23	$ 15.18
Total investment return (b)	(8.78)%	17.29%	7.90%	16.75%	(7.36)%	10.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%††	1.11%	1.52%	1.75%	1.88%	1.54%
Net expenses (c)	0.70%††	0.72%	0.76%	0.76%	0.74%	0.74%
Portfolio turnover rate	146%	195%	218%	186%	209%	174%
Net assets at end of period (in 000's)	$ 20,190	$ 22,345	$ 18,533	$ 18,653	$ 16,084	$ 17,209

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 16.66	$ 14.67	$ 14.43	$ 13.09	$ 15.03	$ 14.13
Net investment income (loss) (a)	0.09	0.14	0.17	0.21	0.24	0.19
Net realized and unrealized gain (loss)	(1.57)	2.34	0.88	1.91	(1.30)	1.17
Total from investment operations	(1.48)	2.48	1.05	2.12	(1.06)	1.36
Less distributions:
From net investment income	—	(0.19)	(0.26)	(0.25)	(0.21)	(0.16)
From net realized gain on investments	—	(0.30)	(0.55)	(0.53)	(0.67)	(0.30)
Total distributions	—	(0.49)	(0.81)	(0.78)	(0.88)	(0.46)
Net asset value at end of period	$ 15.18	$ 16.66	$ 14.67	$ 14.43	$ 13.09	$ 15.03
Total investment return (b)	(8.88)%(c)	17.00%	7.63%	16.46%	(7.59)%	9.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18%††	0.86%	1.27%	1.50%	1.62%	1.28%
Net expenses (d)	0.95%††	0.97%	1.01%	1.01%	0.99%	0.99%
Portfolio turnover rate	146%	195%	218%	186%	209%	174%
Net assets at end of period (in 000's)	$ 367,269	$ 392,240	$ 335,032	$ 375,050	$ 352,496	$ 426,646

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

24	MainStay VP Balanced Portfolio

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
25

Notes to Financial Statements (Unaudited) (continued)
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of

26	MainStay VP Balanced Portfolio

shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at
27

Notes to Financial Statements (Unaudited) (continued)
year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.

28	MainStay VP Balanced Portfolio

The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of June 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$12,677	$12,677
Total Fair Value	$12,677	$12,677

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(194,400)	$(194,400)
Total Fair Value	$(194,400)	$(194,400)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$131,161	$131,161
Total Net Realized Gain (Loss)	$131,161	$131,161

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(129,847)	$(129,847)
Total Net Change in Unrealized Appreciation (Depreciation)	$(129,847)	$(129,847)

Average Notional Amount	Total
Futures Contracts Long	$ 10,876,460
Futures Contracts Short	$(10,894,238)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP (“Wellington” or the "Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.65% up to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.65%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,301,673 and paid Wellington and NYL Investors fees of $348,330 and $200,081, respectively.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
29

Notes to Financial Statements (Unaudited) (continued)
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$385,258,337	$21,384,661	$(24,952,158)	$(3,567,497)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$ 7,812,426
Long-Term Capital Gains	3,948,488
Total	$11,760,914
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of U.S. government securities were $307,852 and $286,656, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $264,923 and $285,468, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:

30	MainStay VP Balanced Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	43,363	$ 697,201
Shares redeemed	(55,919)	(901,311)
Net increase (decrease)	(12,556)	$ (204,110)
Year ended December 31, 2021:
Shares sold	120,400	$ 1,937,700
Shares issued to shareholders in reinvestment of distributions	41,246	670,643
Shares redeemed	(85,289)	(1,376,746)
Net increase (decrease)	76,357	$ 1,231,597

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	2,836,493	$ 45,297,462
Shares redeemed	(2,183,038)	(34,996,637)
Net increase (decrease)	653,455	$ 10,300,825
Year ended December 31, 2021:
Shares sold	3,506,546	$ 56,821,981
Shares issued to shareholders in reinvestment of distributions	689,492	11,090,271
Shares redeemed	(3,488,227)	(55,959,289)
Net increase (decrease)	707,811	$ 11,952,963
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
32	MainStay VP Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781603	MSVPBL10-08/22
(NYLIAC) NI508

MainStay VP Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/23/1984	-11.60%	-11.77%	0.61%	1.49%	0.53%
Service Class Shares	6/4/2003	-11.71	-11.99	0.36	1.24	0.78

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	-10.35%	-10.29%	0.88%	1.54%
Morningstar Intermediate Core Bond Category Average[3]	-10.53	-10.77	0.64	1.56

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$884.00	$2.48	$1,022.17	$2.66	0.53%
Service Class Shares	$1,000.00	$882.90	$3.64	$1,020.93	$3.91	0.78%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Bond Portfolio

Portfolio Composition as of June 30, 2022 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 2.50%-2.875%, due 6/30/23–5/15/32
2.	UMBS, 30 Year, 2.00%-7.50%, due 7/1/28–7/1/52
3.	GNMA II, 30 Year, 2.00%-3.50%, due 5/20/51–8/20/51
4.	UMBS, 20 Year, 2.00%-2.50%, due 9/1/41–5/1/42
5.	U.S. Treasury Bonds, 1.625%-2.875%, due 2/15/41–5/15/52
6.	FHLMC, Multifamily Structured Pass-Through Certificates, 0.831%-1.81%, due 3/25/30–7/25/31
7.	FHLB, 4.00%, due 5/26/27–4/21/32
8.	UMBS, Single Family, 30 Year, 2.00%-5.00%, due 7/25/52
9.	FFCB, 2.03%-4.37%, due 1/21/28–4/19/34
10.	Bank of America Corp., 1.922%-4.571%, due 6/14/29–4/27/33

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Bond Portfolio returned −11.60% for Initial Class shares and −11.71% for Service Class shares. Over the same period, both share classes underperformed, the −10.35% return of the Bloomberg U.S. Aggregate Bond Index (“the Index”), the Portfolio’s benchmark. For the six months ended June 30, 2022, both share classes underperformed, the −10.53 return of the Morningstar Intermediate Core Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio held overweight positions relative to the Index in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) throughout the reporting period. To facilitate the overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector. The ABS sector detracted from performance during the reporting period. Within the floating rate sub-component, relatively overweight exposure in AAA and AA collateralized loan obligations (CLO) detracted from performance.2 Within the fixed-rate sub-component, positioning in the equipment, specialty finance and student loan sub-sectors also detracted from performance. Positioning in the CMBS and corporate sectors also detracted from the Portfolio’s relative performance during the reporting period, as did overweight positioning in U.S. government agencies. Conversely, the Portfolio’s underweight position in the Treasury sector relative to the Index was accretive to performance during the reporting period.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration3 of the Portfolio in line with our target. These interest rate derivatives had a slightly negative impact on the Portfolio's performance during the reporting period.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio maintained a duration relatively close to that of the Index. On two occasions the duration of the Portfolio differed from that of the Index. During the first half of the reporting period, the Portfolio held a shorter duration than the Index in the 2-year part of the yield curve4, while simultaneously holding a longer duration than the Index in the 10-year part of the curve. This strategy had a positive impact on performance. Towards the end of the reporting period, the duration of the Portfolio was shorter than the benchmark, which had a negative impact on performance. As of June 30, 2022, the effective duration of the Portfolio was 6.22 years compared to a duration of 6.52 years for the Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Stubbornly high inflation forced the U.S. Federal Reserve (the “Fed”) to increase interest rates expeditiously during the reporting period, resulting in significant volatility and spread5 widening across asset classes. Given our view that these trends could continue, we reduced the Portfolio’s allocation to investment-grade credit during the second half of the reporting period to limit the Portfolio’s exposure to the asset class. Instead, the Portfolio rotated into mortgage-backed securities (MBS), thus taking a more defensive stance outside of simply owning U.S. Treasury securities. During this time, we also reduced the Portfolio’s allocation to ABS, particularly the floating rate component, which includes AAA and AA commercial loan obligations. As was the case with the corporate sector, the Portfolio’s reduction in ABS was driven by the faltering macro-economic backdrop and the negative ramifications of a possible recession. Conversely, as we reduced the Portfolio’s spread-asset allocation, we added to the Portfolio's exposure to the U.S. Treasury sector. U.S. Treasury securities are generally

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8	MainStay VP Bond Portfolio

seen as the safest asset class and serve as a ‘safe-haven’ for investors during times of market stress.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, cash securities made the strongest positive contribution to the Portfolio’s absolute performance. (Contributions take weightings and total returns into account.) In the cash securities sector, the Portfolio’s allocation to Federal Home Loan Bank (FHLB) agency discount notes was the most accretive to absolute performance.
During the same period, the corporate sector produced the weakest contribution to the Portfolio’s absolute performance. In the corporate sector, the Portfolio’s allocation to industrials and financials detracted the most. The MBS sector was the second most significant detractor, primarily due to positioning in the agency mortgage pass-through sub-component. Positioning in the U.S. Treasury sector also detracted from the absolute performance of the Portfolio.
Within the interest rate complex, the Portfolio’s duration and curve positioning were accretive to absolute performance.
Among individual issues, those producing the strongest absolute performance during the reporting period were issued by Exelon, Wells Fargo, Oracle, Mexico and Broadcom. Those with the weakest absolute performance were issued by France, Antares Holdings, Societe Generale, American Homes 4 Rent and Marubeni.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases during the reporting period included bonds issued by personal electronics maker Apple, utility Pacific Gas and Electric, online retailer Amazon.com, financial company Bank of America and media conglomerate WarnerMedia.
The Portfolio’s most significant sales during the same period were bonds issued by real estate investment trust Highwoods Realty, oilfield services and equipment provider Schlumberger Holdings, kidney dialysis services provider Fresenius Medical Care, aircraft maker Boeing and beverage company Anheuser-Busch InBev Worldwide.
How did the Portfolio’s sector weightings change during the reporting period?
As described in detail above, during the second half of the reporting period, the Portfolio reduced its exposure to investment grade corporate credit, while increasing its MBS allocation. At the same time, the Portfolio also reduced its allocations to ABS and increased its allocations to U.S. Treasury securities.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held overweight exposure relative to the Index in ABS, CMBS and U.S. government agencies. The Portfolio’s largest overweight allocation among spread assets was to the asset-backed securities sector.
As of the same date, the Portfolio held a relatively underweight position in the corporate sector. Among corporates, the Portfolio held underweight positions in the industrial, sovereign, supranational, foreign agency and foreign local government sub-components. The Portfolio also held relatively underweight positions in the Treasury and MBS sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 93.0%
Asset-Backed Securities 8.0%
Automobile Asset-Backed Security 0.3%
Hertz Vehicle Financing III LLC
Series 2022-3A, Class B
3.86%, due 3/25/25 (a)	$ 2,500,000	$ 2,458,781
Home Equity Asset-Backed Securities 0.1%
Chase Funding Trust
Series 2002-2, Class 1A5
5.833%, due 4/25/32 (b)	29,200	28,998
J.P. Morgan Mortgage Acquisition Trust
Series 2007-CH2, Class AF3
5.552%, due 10/25/30 (b)	437,815	266,839
Morgan Stanley Mortgage Loan Trust
Series 2006-17XS, Class A3A
6.151%, due 10/25/46 (b)	805,864	279,015
		574,852
Other Asset-Backed Securities 7.6%
522 Funding CLO Ltd.
Series 2019-4A, Class BR
2.663% (3 Month LIBOR + 1.60%), due 4/20/30 (a)(c)	3,000,000	2,897,532
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
2.463% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(c)	2,000,000	1,903,908
CARS-DB5 LP
Series 2021-1A, Class A3
1.92%, due 8/15/51 (a)	2,499,479	2,184,669
College Avenue Student Loans LLC (a)
Series 2021-A, Class A2
1.60%, due 7/25/51	2,268,161	2,006,711
Series 2021-B, Class A2
1.76%, due 6/25/52	2,717,715	2,440,144
Series 2021-C, Class A2
2.32%, due 7/26/55	2,857,363	2,563,373
Cook Park CLO Ltd.
Series 2018-1A, Class B
2.444% (3 Month LIBOR + 1.40%), due 4/17/30 (a)(c)	3,000,000	2,864,178
Galaxy XXI CLO Ltd.
Series 2015-21A, Class BR
2.413% (3 Month LIBOR + 1.35%), due 4/20/31 (a)(c)	1,500,000	1,419,560
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Grippen Park CLO Ltd.
Series 2017-1A, Class B
2.713% (3 Month LIBOR + 1.65%), due 1/20/30 (a)(c)	$ 750,000	$ 729,222
Jersey Mike's Funding
Series 2021-1A, Class A2I
2.891%, due 2/15/52 (a)	3,491,250	3,116,513
Lunar Structured Aircraft Portfolio Notes
Series 2021-1, Class A
2.636%, due 10/15/46 (a)	2,535,579	2,307,819
Marlin Receivables LLC
Series 2022-1A, Class A2
4.53%, due 9/20/25 (a)	2,400,000	2,400,425
Neuberger Berman CLO XIV Ltd.
Series 2013-14A, Class BR2
2.738% (3 Month LIBOR + 1.50%), due 1/28/30 (a)(c)	1,000,000	966,595
Neuberger Berman Loan Advisers CLO 24 Ltd.
Series 2017-24A, Class BR
2.544% (3 Month LIBOR + 1.50%), due 4/19/30 (a)(c)	1,000,000	967,515
Oak Street Investment Grade Net Lease Fund
Series 2021-2A, Class A1
2.38%, due 11/20/51 (a)	2,376,019	2,151,654
Oaktree CLO Ltd.
Series 2021-2A, Class A
2.224% (3 Month LIBOR + 1.18%), due 1/15/35 (a)(c)	3,000,000	2,889,693
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
2.613% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(c)	2,000,000	1,926,260
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
2.374% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(c)	2,000,000	1,958,378
Shackleton CLO Ltd.
Series 2019-14A, Class A1R
2.263% (3 Month LIBOR + 1.20%), due 7/20/34 (a)(c)	1,000,000	962,975
SMB Private Education Loan Trust
Series 2021-A, Class B
2.31%, due 1/15/53 (a)	4,250,000	3,870,066
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
2.628% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(c)	2,243,000	2,206,320

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Bond Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
TICP CLO XV Ltd.
Series 2020-15A, Class A
2.343% (3 Month LIBOR + 1.28%), due 4/20/33 (a)(c)	$ 2,000,000	$ 1,951,102
Tribute Rail LLC
Series 2022-1, Class A
4.76%, due 5/17/52 (a)	584,000	581,284
Voya CLO Ltd.
Series 2019-1A, Class BR
2.594% (3 Month LIBOR + 1.55%), due 4/15/31 (a)(c)	2,000,000	1,902,144
Wellfleet CLO Ltd. (a)(c)
Series 2021-3A, Class A
2.234% (3 Month LIBOR + 1.19%), due 1/15/35	2,200,000	2,120,793
Series 2021-2A, Class A1
2.244% (3 Month LIBOR + 1.20%), due 7/15/34	2,520,000	2,441,668
		53,730,501
Total Asset-Backed Securities (Cost $60,589,559)		56,764,134
Corporate Bonds 25.3%
Aerospace & Defense 0.8%
Boeing Co. (The)
3.10%, due 5/1/26	1,925,000	1,792,665
3.25%, due 2/1/28	1,825,000	1,630,850
Lockheed Martin Corp.
3.90%, due 6/15/32	2,230,000	2,200,560
		5,624,075
Auto Manufacturers 1.2%
Daimler Finance North America LLC
2.625%, due 3/10/30 (a)	2,325,000	2,040,638
Daimler Trucks Finance North America LLC
3.65%, due 4/7/27 (a)	1,670,000	1,599,782
Ford Motor Credit Co. LLC
3.664%, due 9/8/24	1,800,000	1,701,981
General Motors Financial Co., Inc.
1.05%, due 3/8/24	3,253,000	3,083,838
		8,426,239
Banks 4.8%
Bank of America Corp. (d)
1.922%, due 10/24/31	4,432,000	3,540,231
	Principal Amount	Value

Banks (continued)
Bank of America Corp. (d) (continued)
2.087%, due 6/14/29	$ 2,000,000	$ 1,712,763
4.571%, due 4/27/33	1,776,000	1,728,423
Citigroup, Inc.
2.666%, due 1/29/31 (d)	2,770,000	2,351,992
4.658%, due 5/24/28 (d)	1,755,000	1,741,482
4.75%, due 5/18/46	820,000	732,126
Fifth Third Bancorp
4.337%, due 4/25/33 (d)	2,480,000	2,358,363
Goldman Sachs Group, Inc. (The) (d)
2.65%, due 10/21/32	375,000	309,014
3.102%, due 2/24/33	1,950,000	1,665,449
JPMorgan Chase & Co. (d)
1.578%, due 4/22/27	3,555,000	3,163,653
2.963%, due 1/25/33	3,170,000	2,721,004
Morgan Stanley (d)
1.512%, due 7/20/27	2,300,000	2,017,169
1.794%, due 2/13/32	2,214,000	1,741,525
2.511%, due 10/20/32	1,050,000	867,567
5.297%, due 4/20/37	995,000	963,557
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (a)(c)	2,100,000	1,982,496
Sumitomo Mitsui Trust Bank Ltd.
1.35%, due 9/16/26 (a)	2,000,000	1,774,515
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(c)	2,825,000	2,503,955
		33,875,284
Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.60%, due 4/15/48	2,000,000	1,795,585
PepsiCo, Inc.
2.625%, due 10/21/41	1,250,000	982,320
		2,777,905
Biotechnology 0.1%
Amgen, Inc.
4.20%, due 2/22/52	1,070,000	938,783
Chemicals 0.1%
LYB International Finance III LLC
1.25%, due 10/1/25	908,000	821,614
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 0.4%
Global Payments, Inc.
2.15%, due 1/15/27	$ 2,000,000	$ 1,775,125
PayPal Holdings, Inc.
5.05%, due 6/1/52	590,000	584,991
5.25%, due 6/1/62	550,000	543,820
		2,903,936
Computers 0.6%
Apple, Inc.
1.65%, due 5/11/30	1,699,000	1,439,983
2.40%, due 8/20/50	1,250,000	877,240
2.65%, due 2/8/51	2,370,000	1,746,728
		4,063,951
Cosmetics & Personal Care 0.1%
Unilever Capital Corp.
1.75%, due 8/12/31	1,280,000	1,055,328
Diversified Financial Services 2.6%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	2,260,000	1,903,641
Air Lease Corp.
0.70%, due 2/15/24	1,575,000	1,486,918
1.875%, due 8/15/26	2,125,000	1,835,966
Aircastle Ltd.
2.85%, due 1/26/28 (a)	1,204,000	995,304
Antares Holdings LP (a)
3.75%, due 7/15/27	1,075,000	903,802
3.95%, due 7/15/26	3,100,000	2,690,928
Aviation Capital Group LLC (a)
1.95%, due 1/30/26	1,525,000	1,326,455
1.95%, due 9/20/26	1,790,000	1,520,952
Blackstone Holdings Finance Co. LLC
1.625%, due 8/5/28 (a)	2,250,000	1,900,906
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	1,650,000	1,628,096
5.20%, due 6/15/62	570,000	568,243
Thirax 1 LLC
0.968%, due 1/14/33	1,624,257	1,411,511
		18,172,722
Electric 3.4%
AEP Texas, Inc.
5.25%, due 5/15/52	90,000	91,214
AEP Transmission Co. LLC
Series O
4.50%, due 6/15/52	1,100,000	1,053,348
	Principal Amount	Value

Electric (continued)
Appalachian Power Co.
6.375%, due 4/1/36	$ 620,000	$ 666,615
Dayton Power & Light Co. (The)
3.95%, due 6/15/49	1,025,000	879,992
Duke Energy Carolinas LLC
2.85%, due 3/15/32	1,930,000	1,712,420
Entergy Mississippi LLC
3.85%, due 6/1/49	1,230,000	1,053,420
Georgia Power Co.
4.30%, due 3/15/42	2,391,000	2,079,432
Niagara Mohawk Power Corp.
3.025%, due 6/27/50 (a)	1,225,000	836,894
NSTAR Electric Co.
4.55%, due 6/1/52	1,080,000	1,050,491
Pacific Gas and Electric Co.
4.20%, due 3/1/29	1,734,000	1,547,493
5.45%, due 6/15/27	2,120,000	2,051,586
Pinnacle West Capital Corp.
1.30%, due 6/15/25	3,100,000	2,835,172
Public Service Co. of Colorado
Series 39
4.50%, due 6/1/52	540,000	527,577
Southern California Edison Co.
1.10%, due 4/1/24	2,275,000	2,164,199
Series 20C
1.20%, due 2/1/26	1,800,000	1,610,428
Series D
4.70%, due 6/1/27	565,000	566,015
Tennessee Valley Authority
5.25%, due 9/15/39	2,000,000	2,287,778
Virginia Electric and Power Co.
Series C
4.625%, due 5/15/52	969,000	937,649
		23,951,723
Entertainment 0.3%
Magallanes, Inc. (a)
4.054%, due 3/15/29	840,000	769,420
5.05%, due 3/15/42	1,660,000	1,412,312
		2,181,732
Environmental Control 0.3%
Waste Management, Inc.
4.15%, due 4/15/32	2,400,000	2,352,582
Gas 0.5%
CenterPoint Energy Resources Corp.
4.40%, due 7/1/32	2,230,000	2,196,491

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Gas (continued)
NiSource, Inc.
5.65%, due 2/1/45	$ 1,125,000	$ 1,128,797
		3,325,288
Healthcare-Products 0.2%
Thermo Fisher Scientific, Inc.
2.80%, due 10/15/41	1,633,000	1,282,639
Healthcare-Services 0.1%
HCA, Inc.
4.625%, due 3/15/52 (a)	740,000	592,046
Insurance 1.2%
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (a)	3,975,000	3,752,549
Corebridge Financial, Inc. (a)
3.85%, due 4/5/29	1,325,000	1,224,473
4.35%, due 4/5/42	675,000	575,628
Principal Life Global Funding II
1.25%, due 8/16/26 (a)	2,250,000	1,990,790
Prudential Financial, Inc.
3.70%, due 3/13/51	1,220,000	1,018,556
		8,561,996
Internet 0.5%
Amazon.com, Inc.
2.50%, due 6/3/50	1,250,000	880,990
3.10%, due 5/12/51	1,050,000	826,837
3.60%, due 4/13/32	1,820,000	1,752,507
		3,460,334
Investment Companies 0.1%
Prospect Capital Corp.
3.437%, due 10/15/28	1,195,000	915,604
Iron & Steel 0.2%
Nucor Corp.
2.00%, due 6/1/25	1,575,000	1,482,134
Media 0.8%
Charter Communications Operating LLC
2.25%, due 1/15/29	1,250,000	1,027,084
4.908%, due 7/23/25	1,700,000	1,703,944
5.25%, due 4/1/53	780,000	659,111
Comcast Corp.
4.60%, due 10/15/38	750,000	727,210
	Principal Amount	Value

Media (continued)
Walt Disney Co. (The)
2.65%, due 1/13/31	$ 2,125,000	$ 1,870,192
		5,987,541
Mining 0.2%
Anglo American Capital plc
2.25%, due 3/17/28 (a)	1,370,000	1,180,619
Miscellaneous—Manufacturing 0.2%
GE Capital International Funding Co. Unlimited Co.
4.418%, due 11/15/35	1,573,000	1,469,174
Oil & Gas 0.1%
Valero Energy Corp.
2.85%, due 4/15/25	979,000	946,116
Packaging & Containers 0.3%
WRKCo, Inc.
3.75%, due 3/15/25	1,825,000	1,808,685
Pharmaceuticals 1.0%
AstraZeneca plc
1.375%, due 8/6/30	2,900,000	2,380,370
Bristol-Myers Squibb Co.
2.55%, due 11/13/50	1,250,000	884,334
CVS Health Corp.
4.25%, due 4/1/50	1,255,000	1,080,471
Eli Lilly and Co.
3.375%, due 3/15/29	2,600,000	2,544,860
		6,890,035
Pipelines 0.3%
Enterprise Products Operating LLC
5.10%, due 2/15/45	1,470,000	1,382,649
Kinder Morgan Energy Partners LP
6.375%, due 3/1/41	1,060,000	1,060,101
		2,442,750
Real Estate 0.2%
Ontario Teachers' Cadillac Fairview Properties Trust
2.50%, due 10/15/31 (a)	1,675,000	1,424,716
Real Estate Investment Trusts 1.3%
Alexandria Real Estate Equities, Inc.
3.55%, due 3/15/52	1,190,000	890,556
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	$ 3,000,000	$ 2,931,723
Realty Income Corp.
3.95%, due 8/15/27	4,080,000	3,980,218
Simon Property Group LP
1.75%, due 2/1/28	1,980,000	1,687,383
		9,489,880
Retail 0.4%
Home Depot, Inc. (The)
2.375%, due 3/15/51	1,210,000	818,264
Lowe's Cos., Inc.
3.00%, due 10/15/50	1,450,000	1,010,328
O'Reilly Automotive, Inc.
4.70%, due 6/15/32	770,000	766,850
		2,595,442
Semiconductors 0.4%
NVIDIA Corp.
1.55%, due 6/15/28	1,004,000	879,498
QUALCOMM, Inc.
4.50%, due 5/20/52	750,000	738,452
Texas Instruments, Inc.
4.15%, due 5/15/48	1,200,000	1,151,007
		2,768,957
Software 0.4%
Microsoft Corp.
2.525%, due 6/1/50	2,330,000	1,716,106
Salesforce, Inc.
2.70%, due 7/15/41	1,660,000	1,283,170
		2,999,276
Telecommunications 1.5%
AT&T, Inc.
3.50%, due 9/15/53	740,000	560,919
3.55%, due 9/15/55	1,012,000	758,231
4.35%, due 3/1/29	1,489,000	1,466,125
Telefonica Emisiones SA
5.213%, due 3/8/47	750,000	664,667
T-Mobile US, Inc.
2.55%, due 2/15/31	3,770,000	3,172,245
Verizon Communications, Inc.
2.355%, due 3/15/32	4,534,000	3,759,315
		10,381,502
	Principal Amount	Value

Transportation 0.3%
Norfolk Southern Corp.
5.64%, due 5/17/29	$ 1,400,000	$ 1,503,799
United Parcel Service, Inc.
5.30%, due 4/1/50	910,000	1,000,031
		2,503,830
Total Corporate Bonds (Cost $194,279,059)		179,654,438
Foreign Government Bond 0.2%
Chile 0.2%
Banco del Estado de Chile
2.704%, due 1/9/25 (a)	1,275,000	1,205,607
Total Foreign Government Bond (Cost $1,275,000)		1,205,607
Mortgage-Backed Securities 9.0%
Agency (Collateralized Mortgage Obligations) 3.1%
FHLMC
REMIC, Series 4994, Class GV
2.00%, due 6/25/46	2,000,000	1,668,777
REMIC, Series 4682, Class KZ
3.50%, due 9/15/46	2,679,644	2,591,956
GNMA II, Single Family, 30 Year (e)
4.00%, due 7/15/52 TBA	2,750,000	2,737,915
4.50%, due 7/15/52 TBA	3,500,000	3,551,406
UMBS, Single Family, 30 Year (e)
2.00%, due 7/25/52 TBA	8,250,000	4,381,664
4.00%, due 7/25/52 TBA	2,000,000	1,972,148
5.00%, due 7/25/52 TBA	5,000,000	5,103,125
		22,006,991
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.7%
Aventura Mall Trust
Series 2018-AVM, Class A
4.249%, due 7/5/40 (a)(f)	3,250,000	3,069,744
BFLD Trust
Series 2021-FPM, Class A
2.925% (1 Month LIBOR + 1.60%), due 6/15/38 (a)(c)	3,000,000	2,893,610
BPR Trust
Series 2022-OANA, Class A
3.177% (1 Month SOFR + 1.898%), due 4/15/37 (a)(c)	3,500,000	3,428,401

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CSMC OA LLC
Series 2014-USA, Class A1
3.304%, due 9/15/37 (a)	$ 2,143,467	$ 2,005,197
CSMC Trust
Series 2019-UVIL, Class A
3.16%, due 12/15/41 (a)	1,650,000	1,463,966
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	2,900,000	2,515,797
FHLMC, Multifamily Structured Pass-Through Certificates (f)(g)
REMIC, Series K131, Class X1
0.831%, due 7/25/31	34,977,305	1,853,280
REMIC, Series K123, Class X1
0.865%, due 12/25/30	72,615,326	3,717,077
REMIC, Series K122, Class X1
0.973%, due 11/25/30	31,928,515	1,858,568
REMIC, Series K119, Class X1
1.026%, due 9/25/30	54,794,148	3,333,457
REMIC, Series K130, Class X1
1.144%, due 6/25/31	29,450,977	2,152,277
REMIC, Series K108, Class X1
1.81%, due 3/25/30	19,191,245	2,012,903
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A1
3.087%, due 3/5/37 (a)	3,250,000	3,094,692
		33,398,969
Whole Loan (Collateralized Mortgage Obligations) 1.2%
GCAT Trust (a)(h)
Series 2022-NQM2, Class A1
4.21%, due 2/25/67	2,124,710	2,058,963
Series 2022-NQM3, Class A1
4.348%, due 4/25/67	3,700,000	3,625,029
New Residential Mortgage Loan Trust
Series 2022-NQM2, Class A1
3.079%, due 3/27/62 (a)(h)	3,170,418	2,918,021
		8,602,013
Total Mortgage-Backed Securities (Cost $68,069,681)		64,007,973
	Principal Amount	Value
Municipal Bonds 0.6%
Texas 0.6%
San Antonio Water System Revenue Bonds
Series B
5.502%, due 5/15/29	$ 2,000,000	$ 2,107,176
Texas Transportation Commission State Highway Fund Revenue Bonds, First Tier
Series B
5.178%, due 4/1/30	2,150,000	2,297,751
Total Municipal Bonds (Cost $4,550,105)		4,404,927
U.S. Government & Federal Agencies 49.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.0%
FFCB
2.03%, due 1/21/28	3,800,000	3,578,693
2.13%, due 4/19/34	2,950,000	2,468,115
4.37%, due 5/17/32	2,175,000	2,160,714
FHLB
4.00%, due 5/26/27	5,840,000	5,816,170
4.00%, due 4/20/29	4,915,000	4,902,864
4.00%, due 4/21/32	1,775,000	1,756,359
FHLMC
4.00%, due 5/27/27	2,400,000	2,397,178
FHLMC Gold Pools, 15 Year
4.50%, due 4/1/23	463	474
5.00%, due 3/1/25	12,851	13,213
FHLMC Gold Pools, 30 Year
6.50%, due 11/1/35	2,805	2,946
6.50%, due 8/1/37	13,971	14,791
UMBS, 20 Year
2.50%, due 2/1/42	2,910,958	2,689,952
UMBS, 30 Year
2.00%, due 8/1/50	3,628,721	3,168,522
2.00%, due 3/1/51 (i)	3,035,567	2,646,171
2.00%, due 3/1/51	5,509,062	4,828,333
2.50%, due 9/1/49	3,207,248	2,913,564
2.50%, due 5/1/50	2,776,186	2,526,058
2.50%, due 10/1/50	2,727,662	2,481,902
2.50%, due 11/1/50	4,902,452	4,473,758
2.50%, due 8/1/51 (i)	2,828,198	2,548,177
3.00%, due 1/1/52 (i)	1,913,829	1,797,862
3.50%, due 11/1/51	3,897,927	3,756,429
		56,942,245
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.5%
FNMA, Other
3.50%, due 8/1/56	$ 1,455,393	$ 1,405,510
UMBS, 15 Year
4.50%, due 5/1/24	62,951	64,362
5.00%, due 12/1/23	7,628	7,827
5.00%, due 12/1/23	4,272	4,387
UMBS, 20 Year
2.00%, due 9/1/41	4,193,260	3,748,513
2.00%, due 5/1/42	2,487,296	2,224,970
2.50%, due 2/1/42	2,971,850	2,739,326
2.50%, due 4/1/42	4,958,762	4,563,853
UMBS, 30 Year
2.00%, due 2/1/47	3,952,904	3,442,533
2.00%, due 8/1/50	4,027,464	3,522,383
2.00%, due 10/1/50	3,113,326	2,722,211
2.00%, due 10/1/50	2,078,128	1,811,868
2.00%, due 11/1/50	4,348,921	3,823,315
2.00%, due 12/1/50	3,792,075	3,307,407
2.00%, due 12/1/50	1,700,135	1,490,054
2.00%, due 1/1/51	1,847,390	1,619,107
2.00%, due 2/1/51	3,057,658	2,666,179
2.00%, due 3/1/51	3,163,392	2,758,233
2.00%, due 3/1/51	4,214,836	3,687,421
2.50%, due 5/1/43	265,364	239,840
2.50%, due 5/1/46	1,844,426	1,672,394
2.50%, due 3/1/47	4,447,655	4,023,203
2.50%, due 11/1/49	2,794,523	2,539,867
2.50%, due 11/1/49	3,751,120	3,409,043
2.50%, due 11/1/50	2,819,115	2,542,741
2.50%, due 2/1/52	2,936,685	2,652,390
3.00%, due 7/1/50	2,558,256	2,412,231
3.00%, due 10/1/50	4,304,948	4,035,493
3.00%, due 2/1/51	1,960,859	1,845,255
3.00%, due 9/1/51	3,795,446	3,559,604
3.00%, due 12/1/51	2,982,434	2,796,268
3.00%, due 2/1/52	2,448,884	2,286,927
3.50%, due 3/1/50	2,561,374	2,494,269
3.50%, due 5/1/50	5,091,312	4,967,933
4.00%, due 11/1/46	2,925,462	2,946,086
4.00%, due 4/1/47	2,768,283	2,808,631
4.50%, due 7/1/52 (i)	3,250,000	3,295,426
6.50%, due 10/1/36	11,340	12,152
6.50%, due 10/1/36	11,541	12,108
6.50%, due 8/1/37	1,944	2,063
7.00%, due 9/1/37	27,204	29,261
7.00%, due 10/1/37	359	404
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
7.00%, due 11/1/37	$ 3,975	$ 4,319
7.50%, due 7/1/28	5,609	5,738
		96,203,105
Government National Mortgage Association (Mortgage Pass-Through Securities) 3.2%
GNMA I, 30 Year
4.00%, due 3/15/44	24,014	24,487
4.00%, due 7/15/44	157,030	159,088
4.00%, due 7/15/45	83,051	84,992
4.50%, due 6/15/39	371,578	391,297
4.50%, due 6/15/40	146,072	152,471
GNMA II, 30 Year
2.00%, due 6/20/51	5,975,070	5,330,562
2.50%, due 5/20/51	6,743,671	6,197,751
3.00%, due 8/20/51	7,039,047	6,653,537
3.50%, due 8/20/51	3,843,197	3,747,445
		22,741,630
United States Treasury Bonds 2.2%
U.S. Treasury Bonds
1.625%, due 11/15/50	5,050,000	3,551,768
1.875%, due 2/15/41	3,770,000	2,956,652
1.875%, due 11/15/51	4,540,000	3,406,419
2.00%, due 8/15/51	820,000	633,738
2.375%, due 2/15/42	2,140,000	1,814,653
2.875%, due 5/15/52	3,600,000	3,400,312
		15,763,542
United States Treasury Notes 23.0%
U.S. Treasury Notes
2.50%, due 5/31/24	19,535,000	19,358,727
2.625%, due 6/30/23	28,000,000	27,925,625
2.625%, due 5/31/27	47,305,000	46,410,641
2.75%, due 5/31/29	31,350,000	30,732,797
2.875%, due 6/15/25	3,000,000	2,988,047
2.875%, due 5/15/32	36,300,000	35,891,625
		163,307,462
Total U.S. Government & Federal Agencies (Cost $366,714,363)		354,957,984
Total Long-Term Bonds (Cost $695,477,767)		660,995,063

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Bond Portfolio

	Principal Amount	Value
Short-Term Investments 5.3%
U.S. Government & Federal Agencies 5.3%
FHLB (j)
2.39%, due 1/3/23	$ 20,000,000	$ 19,729,529
2.572%, due 3/17/23	10,000,000	9,805,256
2.725%, due 3/27/23	8,000,000	7,838,181
Total Short-Term Investments (Cost $37,414,867)		37,372,966
Total Investments (Cost $732,892,634)	98.3%	698,368,029
Other Assets, Less Liabilities	1.7	12,045,212
Net Assets	100.0%	$ 710,413,241

†	Percentages indicated are based on Portfolio net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Step coupon—Rate shown was the rate in effect as of June 30, 2022.
(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2022.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2022.
(e)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2022, the total net market value was $17,746,258, which represented 2.5% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2022.
(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2022.
(i)	Delayed delivery security.
(j)	Interest rate shown represents yield to maturity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Futures Contracts
As of June 30, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Notes	10	September 2022	$ 1,179,080	$ 1,185,312	$ 6,232
U.S. Treasury Ultra Bonds	317	September 2022	50,202,400	48,926,968	(1,275,432)
Total Long Contracts					(1,269,200)
Short Contracts
U.S. Treasury 2 Year Notes	(270)	September 2022	(56,305,351)	(56,704,219)	(398,868)
U.S. Treasury 5 Year Notes	(21)	September 2022	(2,346,387)	(2,357,250)	(10,863)
U.S. Treasury 10 Year Ultra Bonds	(254)	September 2022	(32,228,295)	(32,353,249)	(124,954)
Total Short Contracts					(534,685)
Net Unrealized Depreciation					$ (1,803,885)

1.	As of June 30, 2022, cash in the amount of $1,625,615 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2022.

Abbreviation(s):
CLO—Collateralized Loan Obligation
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Bond Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 56,764,134	$ —	$ 56,764,134
Corporate Bonds	—	179,654,438	—	179,654,438
Foreign Government Bond	—	1,205,607	—	1,205,607
Mortgage-Backed Securities	—	64,007,973	—	64,007,973
Municipal Bonds	—	4,404,927	—	4,404,927
U.S. Government & Federal Agencies	—	354,957,984	—	354,957,984
Total Long-Term Bonds	—	660,995,063	—	660,995,063
Short-Term Investments
U.S. Government & Federal Agencies	—	37,372,966	—	37,372,966
Total Investments in Securities	—	698,368,029	—	698,368,029
Other Financial Instruments
Futures Contracts (b)	6,232	—	—	6,232
Total Investments in Securities and Other Financial Instruments	$ 6,232	$ 698,368,029	$ —	$ 698,374,261
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (1,810,117)	$ —	$ —	$ (1,810,117)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in securities, at value (identified cost $732,892,634)	$698,368,029
Cash	25,530,136
Cash collateral on deposit at broker for futures contracts	1,625,615
Receivables:
Investment securities sold	24,523,650
Interest	3,150,512
Variation margin on futures contracts	262,645
Portfolio shares sold	82,741
Other assets	30,059
Total assets	753,573,387
Liabilities
Payables:
Investment securities purchased	42,223,009
Portfolio shares redeemed	398,270
Manager (See Note 3)	289,343
NYLIFE Distributors (See Note 3)	88,062
Shareholder communication	69,108
Professional fees	43,603
Custodian	25,310
Trustees	1,602
Accrued expenses	21,839
Total liabilities	43,160,146
Net assets	$710,413,241
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 56,162
Additional paid-in-capital	787,989,669
788,045,831
Total distributable earnings (loss)	(77,632,590)
Net assets	$710,413,241
Initial Class
Net assets applicable to outstanding shares	$287,369,620
Shares of beneficial interest outstanding	22,532,302
Net asset value per share outstanding	$ 12.75
Service Class
Net assets applicable to outstanding shares	$423,043,621
Shares of beneficial interest outstanding	33,630,107
Net asset value per share outstanding	$ 12.58

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Bond Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 9,627,467
Other	49,261
Total income	9,676,728
Expenses
Manager (See Note 3)	1,940,355
Distribution/Service—Service Class (See Note 3)	580,608
Professional fees	53,952
Shareholder communication	39,432
Custodian	33,084
Trustees	8,841
Miscellaneous	20,571
Total expenses	2,676,843
Net investment income (loss)	6,999,885
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(50,638,218)
Futures transactions	(9,141,891)
Net realized gain (loss)	(59,780,109)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(46,496,201)
Futures contracts	(1,889,890)
Net change in unrealized appreciation (depreciation)	(48,386,091)
Net realized and unrealized gain (loss)	(108,166,200)
Net increase (decrease) in net assets resulting from operations	$(101,166,315)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 6,999,885	$ 11,259,628
Net realized gain (loss)	(59,780,109)	410,682
Net change in unrealized appreciation (depreciation)	(48,386,091)	(25,969,190)
Net increase (decrease) in net assets resulting from operations	(101,166,315)	(14,298,880)
Distributions to shareholders:
Initial Class	—	(17,030,411)
Service Class	—	(24,548,787)
Total distributions to shareholders	—	(41,579,198)
Capital share transactions:
Net proceeds from sales of shares	51,528,547	203,534,486
Net asset value of shares issued to shareholders in reinvestment of distributions	—	41,579,198
Cost of shares redeemed	(126,370,989)	(245,204,350)
Increase (decrease) in net assets derived from capital share transactions	(74,842,442)	(90,666)
Net increase (decrease) in net assets	(176,008,757)	(55,968,744)
Net Assets
Beginning of period	886,421,998	942,390,742
End of period	$ 710,413,241	$ 886,421,998
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Bond Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 14.43	$ 15.37	$ 14.57	$ 13.72	$ 14.31	$ 14.26
Net investment income (loss) (a)	0.13	0.21	0.28	0.37	0.38	0.32
Net realized and unrealized gain (loss)	(1.81)	(0.42)	0.87	0.88	(0.53)	0.23
Total from investment operations	(1.68)	(0.21)	1.15	1.25	(0.15)	0.55
Less distributions:
From net investment income	—	(0.27)	(0.31)	(0.40)	(0.40)	(0.37)
From net realized gain on investments	—	(0.46)	(0.04)	—	(0.04)	(0.13)
Total distributions	—	(0.73)	(0.35)	(0.40)	(0.44)	(0.50)
Net asset value at end of period	$ 12.75	$ 14.43	$ 15.37	$ 14.57	$ 13.72	$ 14.31
Total investment return (b)	(11.64)%(c)	(1.37)%	7.94%	9.12%	(1.00)%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%††	1.39%	1.83%	2.60%	2.76%	2.23%
Net expenses (d)	0.53%††	0.52%	0.53%	0.54%	0.53%	0.52%
Portfolio turnover rate (e)	216%	326%	255%	204%	148%	209%
Net assets at end of period (in 000's)	$ 287,370	$ 366,020	$ 412,053	$ 341,408	$ 307,682	$ 517,067

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 156%, 194%, 241%, 197%, 133% and 190% for the six months ended June 30, 2022 and for years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 14.25	$ 15.19	$ 14.41	$ 13.58	$ 14.16	$ 14.12
Net investment income (loss) (a)	0.11	0.17	0.24	0.33	0.35	0.28
Net realized and unrealized gain (loss)	(1.78)	(0.41)	0.86	0.87	(0.53)	0.22
Total from investment operations	(1.67)	(0.24)	1.10	1.20	(0.18)	0.50
Less distributions:
From net investment income	—	(0.24)	(0.28)	(0.37)	(0.36)	(0.33)
From net realized gain on investments	—	(0.46)	(0.04)	—	(0.04)	(0.13)
Total distributions	—	(0.70)	(0.32)	(0.37)	(0.40)	(0.46)
Net asset value at end of period	$ 12.58	$ 14.25	$ 15.19	$ 14.41	$ 13.58	$ 14.16
Total investment return (b)	(11.72)%(c)	(1.62)%	7.67%	8.85%	(1.25)%	3.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%††	1.14%	1.57%	2.34%	2.53%	1.98%
Net expenses (d)	0.78%††	0.77%	0.78%	0.79%	0.78%	0.77%
Portfolio turnover rate (e)	216%	326%	255%	204%	148%	209%
Net assets at end of period (in 000's)	$ 423,044	$ 520,402	$ 530,338	$ 427,338	$ 323,100	$ 333,530

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 156%, 194%, 241%, 197%, 133% and 190% for the six months ended June 30, 2022 and for years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Bond Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

25

Notes to Financial Statements (Unaudited) (continued)
assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

26	MainStay VP Bond Portfolio

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures
27

Notes to Financial Statements (Unaudited) (continued)
commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(H) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(I) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of June 30, 2022, are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR,

28	MainStay VP Bond Portfolio

ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of June 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$6,232	$6,232
Total Fair Value	$6,232	$6,232

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(1,810,117)	$(1,810,117)
Total Fair Value	$(1,810,117)	$(1,810,117)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(9,141,891)	$(9,141,891)
Total Net Realized Gain (Loss)	$(9,141,891)	$(9,141,891)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(1,889,890)	$(1,889,890)
Total Net Change in Unrealized Appreciation (Depreciation)	$(1,889,890)	$(1,889,890)

29

Notes to Financial Statements (Unaudited) (continued)
Average Notional Amount	Total
Futures Contracts Long	$ 75,869,007
Futures Contracts Short	$(64,527,703)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.49%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,940,355 and paid the Subadvisor fees of $970,177.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$733,043,490	$529,096	$(35,204,557)	$(34,675,461)
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $775,862, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$776	$—
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$37,258,730
Long-Term Capital Gains	4,320,468
Total	$41,579,198
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

30	MainStay VP Bond Portfolio

Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of U.S. government securities were $714,946 and $636,926, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $998,640 and $1,188,983, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	2,849,962	$ 38,524,685
Shares redeemed	(5,689,272)	(75,284,658)
Net increase (decrease)	(2,839,310)	$ (36,759,973)
Year ended December 31, 2021:
Shares sold	9,136,685	$ 137,110,246
Shares issued to shareholders in reinvestment of distributions	1,181,429	17,030,411
Shares redeemed	(11,757,317)	(177,394,270)
Net increase (decrease)	(1,439,203)	$ (23,253,613)

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	974,668	$ 13,003,862
Shares redeemed	(3,871,997)	(51,086,331)
Net increase (decrease)	(2,897,329)	$ (38,082,469)
Year ended December 31, 2021:
Shares sold	4,474,396	$ 66,424,240
Shares issued to shareholders in reinvestment of distributions	1,723,447	24,548,787
Shares redeemed	(4,585,159)	(67,810,080)
Net increase (decrease)	1,612,684	$ 23,162,947
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
32	MainStay VP Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov .
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781605	MSVPB10-08/22
(NYLIAC) NI509

MainStay VP MacKay Government Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	-7.69%	-8.13%	0.23%	0.79%	0.55%
Service Class Shares	6/4/2003	-7.80	-8.36	-0.02	0.54	0.80

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Government Bond Index[2]	-9.04%	-8.82%	0.76%	1.03%
Morningstar Intermediate Government Category Average[3]	-8.11	-8.49	0.30	0.70

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Government Bond Index is the Portfolio’s primary benchmark. The Bloomberg U.S. Government Bond Index is a broad-based benchmark that consists of publicly issued debt of the U.S. Treasury and government agencies.
3.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$923.10	$2.67	$1,022.02	$2.81	0.56%
Service Class Shares	$1,000.00	$922.00	$3.86	$1,020.78	$4.06	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of June 30, 2022 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	UMBS, 30 Year, 2.00%-6.50%, due 7/1/39–5/1/52
2.	U.S. Treasury Notes, 0.375%-3.00%, due 4/30/24–2/15/30
3.	FNMA, 1.25%-3.50%, due 7/25/42–3/25/60
4.	FHLMC Gold Pools, 30 Year, 2.50%-6.50%, due 4/1/37–3/1/49
5.	GNMA, (zero coupon)-3.25%, due 6/16/37–12/20/51
6.	UMBS, 20 Year, 2.00%-3.00%, due 10/1/32–7/1/41
7.	FNMA, Other, 2.50%-6.50%, due 4/1/25–6/1/57
8.	United States Small Business Administration, 1.93%-3.31%, due 12/1/32–4/1/38
9.	U.S. Treasury Inflation Linked Notes, 0.125%, due 1/15/30–7/15/30
10.	Tennessee Valley Authority, 4.65%, due 6/15/35

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers, Steven H. Rich, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP MacKay Government Portfolio returned −7.69% for Initial Class shares and −7.80% for Service Class shares. Over the same period, both share classes outperformed the −9.04% return of the Bloomberg U.S. Government Bond Index (“the Index”), which is the Portfolio’s benchmark, and the −8.11% return of the Morningstar Intermediate Government Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Duration,2 yield-curve3 posture, sector weighting and issue selection were the four factors primarily affecting the Portfolio’s performance relative to the Index.
Duration and yield-curve posture: U.S. Treasury yields rose an average of 180 basis points across the yield curve. (A basis point is one one-hundredth of a percentage point.) The yield shift was not uniform along the curve; yields rose more in shorter maturities and less in longer maturities. Much of the uneven shift along the yield curve was explained by investors’ anticipating tighter monetary policy keeping pace with inflation: shorter-maturity Treasury yields were most responsive to the U.S. Federal Reserve (the “Fed”) raising its benchmark financing rate, while smaller increases in longer rates signaled confidence that the Fed’s actions would suppress inflation risk. This confidence, however, waned toward the end of the reporting period as realized inflation persisted, with investors’ concerns gravitating towards recession risk. The relative performance of the Portfolio benefited from the backdrop of rising yields. The Portfolio’s shorter duration made it less sensitive to changes in Treasury yields than the Index and longer-duration peers.
Sector weighting: Residential mortgage-backed securities, some backed by single-family properties and other backed by multifamily properties, represented the Portfolio’s largest sector exposure. Our commitment to the mortgage sector imparted a yield advantage over lower-yielding Treasury securities and agency debentures. The reporting period’s interest-rate volatility, however, chipped away at the yield advantage of the single-family mortgage-backed securities. Securities backed by mortgages on multifamily properties, in contrast, were more resistant to volatility due to their prepayment protection.
Issue Selection: The Portfolio’s 1.5% exposure to utility-tariff securitizations outperformed comparable-duration securities in the benchmark. These are securitizations sanctioned by state utility commissions that permit utilities to collect non-bypassable tariffs from their rate payers in order to recover large capital expenditures. The Portfolio’s 2% exposure to securitizations of Small Business Administration (SBA) loans also performed well.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio used Treasury futures to manage duration. The duration impact of the Portfolio’s Treasury-futures overlay partially offset the extending durations of the single-family residential mortgage-backed securities. The reporting period’s higher mortgage rates curbed refinancing incentives. In turn, single-family residential mortgage prepayment rates slowed, and securities lengthened.
What was the Portfolio’s duration strategy during the reporting period?
As Treasury yields and mortgage rates rose, the Portfolio’s duration extended from 3.9 to 4.7 years. The Portfolio’s duration typically lengthens as Treasury yields rise because of its exposure to single-family residential mortgage-backed securities. Mortgage rates move directionally with Treasury rates. Higher mortgage rates dampen refinancing opportunities and, in turn, slow prepayments. To avoid the mortgage extension from flowing through to the Portfolio’s duration unchecked, we deployed Treasury futures as a duration offset.
The Index’s duration shortened from 7.0 years to 6.3 years. Higher yields had the opposite effect on the Index’s duration due to its positive convexity,4 and the absence of mortgages in the Index.
A duration in the range of four to five years was our preferred spot for the Portfolio during the reporting period. Lengthening the Portfolio’s duration to pick up yield did not appear to be a compelling trade off. Moving out the curve presented the risk of negative price return should Treasury yields rise, and this effect

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
8	MainStay VP MacKay Government Portfolio

could have readily eroded the yield advantage of longer maturities.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The Portfolio’s commitment to agency multifamily mortgage-backed securities made a positive contribution to absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Agency multifamily mortgage-backed securities are backed by FNMA or FHMLC mortgages on larger multifamily developments and apartment buildings. Multifamily mortgages are typically not freely prepayable like single-family mortgages. Consequently, they amortize more slowly. Investors crossed over to multifamily from single family, attracted to the more stable cash-flow profiles offered by securities backed by mortgages on multifamily properties. As a consequence, multifamily mortgage-backed securities outperformed comparable-duration Treasury securities.
As noted earlier, the Portfolio’s 1.5% exposure to utility-tariff securitizations outperformed comparable-duration securities in the Index. These are securitizations sanctioned by state utility commissions that permit utilities to collect non-bypassable tariffs from their rate payers in order to recover large capital expenditures. The Portfolio’s 2% exposure to securitizations of Small Business Administration (SBA) loans also performed well.
Longer-duration Treasury securities were weak contributors to the Portfolio’s absolute return as Treasury yields rose. Last year, we introduced taxable municipals to diversify the Portfolio’s holdings. These are bonds issued by state and local municipalities to fund projects that do not qualify for tax exemption. Because it is less well understood, the sector’s sponsorship is not as broad as other government-related spaces. We believe that the narrower sponsorship generates a yield premium, which improves the sector’s relative value to Treasury securities. As of June 30, 2022, the Portfolio’s taxable municipals exposure was 2.6% of assets. As a less liquid sector within the government-related asset class, taxable municipals tended to underperform comparable-duration Treasury securities; due to the stress and uncertainty of rising inflation and slowing growth, investors preferred liquidity.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, we halved the Portfolio’s exposure to Treasury inflation-protected securities (TIPS) to 2% of assets after TIPS became more pricey as inflation rose. We rotated the sale proceeds into comparable-duration nominal Treasury securities to reflect the softening of TIPS’ relative value since the beginning of the reporting period.
We expanded the use of Treasury futures to control the Portfolio’s duration. The increased weighting proved useful in responding to the accelerated lengthening of single-family residential mortgage-backed durations as mortgage rates rose quickly during the reporting period.
How was the Portfolio positioned at the end of the reporting period?
Relative to the Index, the Portfolio ended the reporting period with underweight exposure to Treasury bonds, equivalently weighted to agency debentures and with overweight exposure to agency residential mortgage-backed securities, both single-family and multifamily, as well as taxable municipals. The Portfolio also held modest overweight positions in asset-backed securities and non-agency mortgage-backed securities; collectively, this non-government exposure represented approximately 5% of assets. The Portfolio ended the reporting period with approximately 1% of its assets allocated to cash and cash equivalents. With the majority of its assets invested in government-related securities that trade at a spread to Treasury securities, we believe that the Portfolio was positioned to benefit from the longer-term advantages of yield.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 99.0%
Asset-Backed Securities 2.5%
Other Asset-Backed Securities 2.5%
FirstEnergy Ohio PIRB Special Purpose Trust
Series 2013-1, Class A3
3.45%, due 1/15/36	$ 456,324	$ 444,828
PSNH Funding LLC 3
Series 2018-1, Class A1
3.094%, due 2/1/26	160,118	159,501
United States Small Business Administration
Series 2012-20L, Class 1
1.93%, due 12/1/32	265,970	249,897
Series 2014-20H, Class 1
2.88%, due 8/1/34	298,530	288,201
Series 2015-20G, Class 1
2.88%, due 7/1/35	862,845	837,004
Series 2014-20I, Class 1
2.92%, due 9/1/34	337,374	330,261
Series 2014-20C, Class 1
3.21%, due 3/1/34	543,862	528,828
Series 2018-20B, Class 1
3.22%, due 2/1/38	1,393,450	1,372,887
Series 2018-20D, Class 1
3.31%, due 4/1/38	1,696,219	1,673,410
Total Asset-Backed Securities (Cost $6,182,823)		5,884,817
Corporate Bonds 1.5%
Electric 1.5%
Duke Energy Florida Project Finance LLC
Series 2026
2.538%, due 9/1/29	1,900,000	1,805,052
PG&E Energy Recovery Funding LLC
Series A-1
1.46%, due 7/15/31	2,000,000	1,831,796
		3,636,848
Total Corporate Bonds (Cost $3,894,192)		3,636,848
Mortgage-Backed Securities 21.7%
Agency (Collateralized Mortgage Obligations) 9.5%
FHLMC
REMIC, Series 5019, Class PL
1.00%, due 10/25/50	660,481	540,068
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	$ 148,167	$ 146,727
REMIC, Series 5149, Class LI
2.50%, due 10/25/51 (a)	1,859,738	261,771
REMIC, Series 5189, Class EI
3.00%, due 11/25/48 (a)	3,186,253	458,378
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	339,750	323,746
REMIC, Series 4908, Class BD
3.00%, due 4/25/49	1,096,083	1,046,658
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (a)	595,896	96,450
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (a)	602,237	93,180
REMIC, Series 5176, Class PI
3.00%, due 7/25/51 (a)	575,779	77,878
REMIC, Series 5160, Class IO
3.00%, due 10/25/51 (a)	503,344	58,486
REMIC, Series 5155, Class KI
3.00%, due 10/25/51 (a)	1,376,110	199,023
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	160,713	159,707
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	175,217	173,284
REMIC, Series 4877, Class BE
3.50%, due 11/15/48	251,956	245,579
FHLMC, STRIPS
REMIC, Series 358, Class PO
(zero coupon), due 10/15/47	1,796,049	1,479,725
FNMA
REMIC, Series 2020-63, Class B
1.25%, due 9/25/50	278,281	242,135
REMIC, Series 2022-3, Class YS
1.624% (SOFR 30A + 2.55%), due 2/25/52 (a)(b)	3,830,000	101,553
REMIC, Series 2012-124, Class PG
2.00%, due 7/25/42	785,965	733,600
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (a)	1,968,967	318,696
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	227,589	219,941
REMIC, Series 2019-58, Class LP
3.00%, due 10/25/49	490,680	462,538
REMIC, Series 2019-77, Class LZ
3.00%, due 1/25/50	1,941,755	1,826,681
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50 (a)	1,121,277	180,493

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (a)	$ 1,635,919	$ 247,983
REMIC, Series 2020-10, Class LP
3.50%, due 3/25/50	1,545,453	1,495,865
REMIC, Series 2021-6, Class ML
3.50%, due 6/25/50	761,695	730,405
REMIC, Series 2021-6, Class MC
3.50%, due 6/25/50	1,450,816	1,428,983
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,161,378	1,133,744
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,583,583	1,556,657
FNMA, STRIPS (a)
REMIC, Series 360, Class 2
5.00%, due 8/25/35	44,253	9,759
REMIC, Series 361, Class 2
6.00%, due 10/25/35	10,175	2,108
GNMA
REMIC, Series 2010-151, Class KO
(zero coupon), due 6/16/37	592,807	530,580
REMIC, Series 2021-214, Class SA
0.929% (SOFR 30A + 1.70%), due 12/20/51 (a)(b)	5,751,544	13,070
REMIC, Series 2021-213, Class ES
0.929% (SOFR 30A + 1.70%), due 12/20/51 (a)(b)	5,689,714	13,461
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	699,585	592,654
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	360,056	304,363
REMIC, Series 2021-105, Class DB
1.00%, due 6/20/51	816,209	692,258
REMIC, Series 2021-57, Class IN
2.00%, due 2/20/51 (a)	462,417	55,533
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51 (a)	2,540,243	300,417
REMIC, Series 2014-63, Class PG
2.50%, due 7/20/43	605,471	593,186
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (a)	2,507,142	316,497
REMIC, Series 2021-105, Class IE
2.50%, due 6/20/51 (a)	752,274	92,240
REMIC, Series 2019-3, Class A
3.00%, due 4/20/48	121,516	119,542
REMIC, Series 2019-59, Class KA
3.00%, due 12/20/48	437,253	425,326
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51 (a)	$ 1,318,303	$ 195,065
REMIC, Series 2021-136, Class TI
3.00%, due 8/20/51 (a)	2,421,221	404,038
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (a)	2,967,462	491,720
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (a)	1,904,864	292,140
REMIC, Series 2013-149, Class BA
3.25%, due 8/16/41	1,034,402	1,025,358
		22,509,249
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 11.6%
Arbor Multifamily Mortgage Securities Trust (c)
Series 2021-MF3, Class A5
2.575%, due 10/15/54	3,000,000	2,579,344
Series 2022-MF4, Class A5
3.403%, due 2/15/55 (d)	2,000,000	1,830,385
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (c)	1,750,000	1,635,026
FREMF Mortgage Trust (c)(d)
REMIC, Series 2019-K103, Class B
3.573%, due 12/25/51	2,144,000	1,951,054
REMIC, Series 2013-K33, Class B
3.611%, due 8/25/46	933,000	926,516
REMIC, Series 2020-K104, Class C
3.661%, due 2/25/52	1,200,000	1,082,609
REMIC, Series 2016-K59, Class B
3.698%, due 11/25/49	500,000	480,627
REMIC, Series 2015-K49, Class C
3.851%, due 10/25/48	500,000	483,263
REMIC, Series 2016-K58, Class B
3.866%, due 9/25/49	1,000,000	968,191
REMIC, Series 2017-K71, Class B
3.881%, due 11/25/50	1,935,000	1,851,093
REMIC, Series 2014-K41, Class B
3.964%, due 11/25/47	2,700,000	2,654,558
REMIC, Series 2013-K35, Class B
4.067%, due 12/25/46	1,925,000	1,923,821
REMIC, Series 2016-K54, Class B
4.19%, due 4/25/48	695,000	680,202
REMIC, Series 2014-K40, Class B
4.21%, due 11/25/47	1,645,000	1,638,072
REMIC, Series 2018-K78, Class C
4.266%, due 6/25/51	712,000	673,383
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (c)(d) (continued)
REMIC, Series 2016-K55, Class B
4.301%, due 4/25/49	$ 1,570,000	$ 1,549,094
REMIC, Series 2014-K38, Class B
4.376%, due 6/25/47	2,000,000	1,998,695
REMIC, Series 2019-K87, Class C
4.471%, due 1/25/51	1,500,000	1,423,966
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (c)	1,265,000	1,093,032
		27,422,931
Whole Loan (Collateralized Mortgage Obligations) 0.6%
Citigroup Mortgage Loan Trust
Series 2006-AR6, Class 1A1
3.30%, due 8/25/36 (d)	56,319	50,600
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (c)(e)	1,412,533	1,183,143
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	261,263	258,761
		1,492,504
Total Mortgage-Backed Securities (Cost $56,502,633)		51,424,684
Municipal Bonds 2.6%
New Jersey 1.1%
New Jersey Turnpike Authority Revenue Bonds
7.102%, due 1/1/41	2,000,000	2,586,691
New York 1.5%
New York State Thruway Authority Revenue Bonds
Series M
2.90%, due 1/1/35	4,000,000	3,506,385
Total Municipal Bonds (Cost $7,389,808)		6,093,076
	Principal Amount	Value
U.S. Government & Federal Agencies 70.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 16.2%
FHLMC Gold Pools, 30 Year
2.50%, due 8/1/46	$ 604,453	$ 548,574
3.00%, due 2/1/46	1,052,368	1,001,265
3.00%, due 4/1/47	1,140,404	1,080,057
3.50%, due 1/1/44	272,967	268,499
3.50%, due 1/1/48	1,051,323	1,029,779
4.00%, due 7/1/44	596,632	603,928
4.00%, due 12/1/46	406,616	410,117
4.00%, due 10/1/48	496,580	497,796
4.00%, due 3/1/49	188,001	187,861
4.50%, due 12/1/44	852,013	880,069
5.00%, due 11/1/41	648,718	684,173
6.50%, due 4/1/37	20,070	22,245
FHLMC Gold Pools, Other
4.50%, due 3/1/41	121,096	124,184
Tennessee Valley Authority
4.65%, due 6/15/35	4,395,000	4,724,433
UMBS, 15 Year
2.00%, due 6/1/35	739,514	693,272
2.50%, due 9/1/34	249,151	239,441
UMBS, 30 Year
2.00%, due 7/1/50	2,871,344	2,502,509
2.00%, due 7/1/50	878,789	765,904
2.00%, due 8/1/50	1,323,535	1,152,914
2.00%, due 8/1/50	20,438	17,936
2.00%, due 8/1/50	1,966,261	1,713,841
2.00%, due 9/1/50	918,524	800,119
2.00%, due 11/1/50	1,696,879	1,479,175
2.00%, due 12/1/51	1,208,302	1,050,716
2.50%, due 3/1/50	968,061	873,952
2.50%, due 7/1/50	1,623,846	1,464,938
2.50%, due 10/1/50	149,987	135,239
2.50%, due 11/1/50	1,523,223	1,372,495
2.50%, due 1/1/51	399,784	360,720
2.50%, due 2/1/51	2,251,907	2,041,539
2.50%, due 5/1/51	1,238,546	1,115,933
3.00%, due 6/1/46	553,148	524,357
3.00%, due 8/1/49	1,031,907	963,769
3.00%, due 9/1/49	169,848	158,380
3.00%, due 11/1/49	590,821	555,842
3.00%, due 1/1/52	3,727,183	3,477,527
3.00%, due 4/1/52	1,049,511	979,450
3.50%, due 1/1/50	978,363	950,255
4.00%, due 5/1/52	994,011	981,801
		38,435,004

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 31.9%
FNMA, Other
2.50%, due 1/1/57	$ 630,529	$ 567,699
2.68%, due 5/1/25	1,997,023	1,960,824
2.73%, due 4/1/25	1,025,000	1,007,810
3.00%, due 9/1/46	440,641	407,905
3.00%, due 10/1/46	459,091	424,949
3.00%, due 10/1/48	9,900	8,952
3.00%, due 2/1/57	493,626	461,215
3.00%, due 6/1/57	591,064	554,088
6.00%, due 4/1/37	5,575	5,803
6.50%, due 8/1/47	8,259	8,244
UMBS, 15 Year
2.00%, due 6/1/35	1,338,965	1,251,264
UMBS, 20 Year
2.00%, due 5/1/41	2,226,316	1,990,501
2.50%, due 6/1/41	1,837,832	1,691,497
2.50%, due 7/1/41	1,918,091	1,765,351
3.00%, due 10/1/32	307,408	301,924
UMBS, 30 Year
2.00%, due 6/1/50	1,503,866	1,311,342
2.00%, due 10/1/50	1,756,152	1,532,437
2.00%, due 12/1/50	1,807,094	1,575,780
2.00%, due 3/1/51	2,217,150	1,934,053
2.50%, due 1/1/47	1,630,124	1,478,911
2.50%, due 9/1/49	1,442,989	1,305,032
2.50%, due 3/1/50	450,584	408,417
2.50%, due 3/1/50	1,078,718	973,872
2.50%, due 3/1/50	1,054,229	951,690
2.50%, due 4/1/50	1,984,046	1,802,629
2.50%, due 5/1/50	3,298,933	2,977,433
2.50%, due 7/1/50	1,611,985	1,453,612
2.50%, due 8/1/50	1,984,084	1,791,618
2.50%, due 8/1/50	2,327,847	2,110,967
2.50%, due 9/1/50	2,483,233	2,260,073
2.50%, due 10/1/50	1,871,316	1,686,669
2.50%, due 11/1/50	2,521,807	2,298,144
2.50%, due 1/1/51	1,845,359	1,664,596
2.50%, due 4/1/51	1,550,339	1,407,805
3.00%, due 10/1/44	980,116	937,596
3.00%, due 3/1/47	539,236	511,825
3.00%, due 12/1/47	680,901	645,111
3.00%, due 10/1/49	628,501	586,318
3.00%, due 3/1/50	964,685	900,311
3.00%, due 3/1/50	1,057,466	987,733
3.00%, due 5/1/50	933,703	871,160
3.00%, due 7/1/50	1,667,270	1,556,713
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.00%, due 11/1/51	$ 2,702,748	$ 2,524,415
3.50%, due 5/1/43	1,166,371	1,150,703
3.50%, due 11/1/44	436,733	429,176
3.50%, due 3/1/45	474,006	465,242
3.50%, due 11/1/45	1,194,610	1,169,617
3.50%, due 8/1/46	324,725	317,522
3.50%, due 10/1/47	216,810	212,019
3.50%, due 2/1/48	114,496	111,571
3.50%, due 8/1/49	592,539	576,383
3.50%, due 9/1/50	1,956,550	1,931,568
4.00%, due 1/1/46	428,915	433,782
4.00%, due 9/1/47	168,848	169,209
4.00%, due 7/1/48	429,560	429,035
4.00%, due 8/1/48	2,174,781	2,173,763
4.00%, due 9/1/48	379,362	379,697
4.00%, due 4/1/49	113,741	113,423
4.00%, due 3/1/50	910,401	905,438
4.50%, due 2/1/41	1,449,203	1,495,697
4.50%, due 4/1/41	3,688,297	3,807,016
4.50%, due 8/1/42	582,526	601,219
4.50%, due 8/1/44	676,423	698,143
5.00%, due 9/1/41	1,290,739	1,358,648
5.00%, due 10/1/41	1,033,388	1,086,646
5.50%, due 7/1/41	1,938,207	2,076,896
6.00%, due 7/1/39	442,987	485,436
6.50%, due 10/1/39	80,248	86,300
		75,518,437
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.9%
GNMA II, 30 Year
4.00%, due 11/20/49	411,187	410,889
4.50%, due 7/20/49	334,800	341,812
GNMA II, Other
2.50%, due 1/20/50	283,629	257,742
2.50%, due 2/20/50	74,109	67,337
2.50%, due 4/20/50	98,432	88,610
2.50%, due 5/20/50	622,610	560,430
2.50%, due 6/20/50	425,070	382,589
		2,109,409
United States Treasury Bonds 1.7%
U.S. Treasury Bonds
3.00%, due 5/15/45	2,790,000	2,587,943
4.375%, due 11/15/39	1,200,000	1,386,281
		3,974,224
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Inflation - Indexed Notes 2.2%
U.S. Treasury Inflation Linked Notes (f)
0.125%, due 1/15/30	$ 3,112,649	$ 2,970,999
0.125%, due 7/15/30	2,277,772	2,172,188
		5,143,187
United States Treasury Notes 17.8%
U.S. Treasury Notes
0.375%, due 4/30/25	5,000,000	4,640,430
1.375%, due 10/31/28	3,000,000	2,704,805
1.50%, due 2/15/30	13,865,000	12,453,587
2.25%, due 4/30/24	7,300,000	7,204,758
2.375%, due 8/15/24	1,695,000	1,672,554
2.625%, due 1/31/26	5,900,000	5,814,496
3.00%, due 10/31/25	7,805,000	7,792,195
		42,282,825
Total U.S. Government & Federal Agencies (Cost $183,325,972)		167,463,086
Total Long-Term Bonds (Cost $257,295,428)		234,502,511

	Shares
Short-Term Investment 0.8%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 0.898% (g)	1,977,468	1,977,468
Total Short-Term Investment (Cost $1,977,468)		1,977,468
Total Investments (Cost $259,272,896)	99.8%	236,479,979
Other Assets, Less Liabilities	0.2	432,237
Net Assets	100.0%	$ 236,912,216

†	Percentages indicated are based on Portfolio net assets.
(a)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2022.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2022.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2022.
(f)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(g)	Current yield as of June 30, 2022.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 7,701	$ 67,064	$ (72,788)	$ —	$ —	$ 1,977	$ 3	$ —	1,977
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Government Portfolio

Futures Contracts
As of June 30, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(37)	September 2022	$ (4,443,673)	$ (4,385,656)	$ 58,017
U.S. Treasury 10 Year Ultra Bonds	(36)	September 2022	(4,659,503)	(4,585,500)	74,003
U.S. Treasury Long Bonds	(19)	September 2022	(2,674,205)	(2,633,875)	40,330
U.S. Treasury Ultra Bonds	(17)	September 2022	(2,686,889)	(2,623,844)	63,045
Net Unrealized Appreciation					$ 235,395

1.	As of June 30, 2022, cash in the amount of $348,300 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2022.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 5,884,817	$ —	$ 5,884,817
Corporate Bonds	—	3,636,848	—	3,636,848
Mortgage-Backed Securities	—	51,424,684	—	51,424,684
Municipal Bonds	—	6,093,076	—	6,093,076
U.S. Government & Federal Agencies	—	167,463,086	—	167,463,086
Total Long-Term Bonds	—	234,502,511	—	234,502,511
Short-Term Investment
Affiliated Investment Company	1,977,468	—	—	1,977,468
Total Investments in Securities	1,977,468	234,502,511	—	236,479,979
Other Financial Instruments
Futures Contracts (b)	235,395	—	—	235,395
Total Investments in Securities and Other Financial Instruments	$ 2,212,863	$ 234,502,511	$ —	$ 236,715,374

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $257,295,428)	$234,502,511
Investment in affiliated investment companies, at value (identified cost $1,977,468)	1,977,468
Cash collateral on deposit at broker for futures contracts	348,300
Receivables:
Interest	991,480
Portfolio shares sold	10,715
Other assets	2,973
Total assets	237,833,447
Liabilities
Due to custodian	67,233
Payables:
Portfolio shares redeemed	470,826
Variation margin on futures contracts	157,213
Manager (See Note 3)	98,483
NYLIFE Distributors (See Note 3)	41,393
Professional fees	30,925
Shareholder communication	29,040
Custodian	14,375
Trustees	1,049
Accrued expenses	10,694
Total liabilities	921,231
Net assets	$236,912,216
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 23,827
Additional paid-in-capital	257,994,111
258,017,938
Total distributable earnings (loss)	(21,105,722)
Net assets	$236,912,216
Initial Class
Net assets applicable to outstanding shares	$ 38,062,661
Shares of beneficial interest outstanding	3,792,905
Net asset value per share outstanding	$ 10.04
Service Class
Net assets applicable to outstanding shares	$198,849,555
Shares of beneficial interest outstanding	20,034,593
Net asset value per share outstanding	$ 9.93

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Government Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 3,314,754
Dividends-affiliated	2,665
Securities lending, net	104
Total income	3,317,523
Expenses
Manager (See Note 3)	709,493
Distribution/Service—Service Class (See Note 3)	269,580
Professional fees	35,615
Custodian	18,456
Shareholder communication	16,223
Trustees	3,323
Miscellaneous	9,239
Total expenses	1,061,929
Net investment income (loss)	2,255,594
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(3,476,139)
Futures transactions	1,390,460
Net realized gain (loss)	(2,085,679)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(25,047,903)
Futures contracts	287,908
Net change in unrealized appreciation (depreciation)	(24,759,995)
Net realized and unrealized gain (loss)	(26,845,674)
Net increase (decrease) in net assets resulting from operations	$(24,590,080)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,255,594	$ 3,512,295
Net realized gain (loss)	(2,085,679)	1,622,103
Net change in unrealized appreciation (depreciation)	(24,759,995)	(11,221,883)
Net increase (decrease) in net assets resulting from operations	(24,590,080)	(6,087,485)
Distributions to shareholders:
Initial Class	—	(1,259,194)
Service Class	—	(3,271,917)
Total distributions to shareholders	—	(4,531,111)
Capital share transactions:
Net proceeds from sales of shares	13,298,956	84,262,367
Net asset value of shares issued to shareholders in reinvestment of distributions	—	4,531,111
Cost of shares redeemed	(74,687,308)	(144,292,025)
Increase (decrease) in net assets derived from capital share transactions	(61,388,352)	(55,498,547)
Net increase (decrease) in net assets	(85,978,432)	(66,117,143)
Net Assets
Beginning of period	322,890,648	389,007,791
End of period	$236,912,216	$ 322,890,648
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Government Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 10.87	$ 11.21	$ 10.84	$ 10.49	$ 10.78	$ 10.85
Net investment income (loss) (a)	0.09	0.13	0.17	0.25	0.26	0.25
Net realized and unrealized gain (loss)	(0.92)	(0.30)	0.36	0.32	(0.27)	(0.02)
Total from investment operations	(0.83)	(0.17)	0.53	0.57	(0.01)	0.23
Less distributions:
From net investment income	—	(0.17)	(0.16)	(0.22)	(0.28)	(0.30)
Net asset value at end of period	$ 10.04	$ 10.87	$ 11.21	$ 10.84	$ 10.49	$ 10.78
Total investment return (b)	(7.64)%(c)	(1.50)%	4.97%	5.42%	(0.06)%	2.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%††	1.15%	1.50%	2.35%	2.44%	2.29%
Net expenses (d)	0.56%††	0.55%	0.56%	0.57%	0.57%	0.56%
Portfolio turnover rate	12%(e)	69%(e)	77%(e)	30%	92%(e)	17%(e)
Net assets at end of period (in 000's)	$ 38,063	$ 83,838	$ 107,954	$ 51,698	$ 52,552	$ 56,561

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 8%, 37%, 53%, 80%, and 5% for the six months ended June 30, 2022 and for years ended December 31, 2021, 2020, 2018 and 2017, respectively.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 10.77	$ 11.10	$ 10.74	$ 10.41	$ 10.69	$ 10.76
Net investment income (loss) (a)	0.08	0.10	0.14	0.22	0.23	0.22
Net realized and unrealized gain (loss)	(0.92)	(0.29)	0.37	0.31	(0.26)	(0.03)
Total from investment operations	(0.84)	(0.19)	0.51	0.53	(0.03)	0.19
Less distributions:
From net investment income	—	(0.14)	(0.15)	(0.20)	(0.25)	(0.26)
Net asset value at end of period	$ 9.93	$ 10.77	$ 11.10	$ 10.74	$ 10.41	$ 10.69
Total investment return (b)	(7.80)%	(1.74)%	4.70%	5.15%	(0.31)%	1.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%††	0.94%	1.29%	2.09%	2.19%	2.04%
Net expenses (c)	0.81%††	0.80%	0.80%	0.82%	0.82%	0.81%
Portfolio turnover rate	12%(d)	69%(d)	77%(d)	30%	92%(d)	17%(d)
Net assets at end of period (in 000's)	$ 198,850	$ 239,053	$ 281,054	$ 200,869	$ 159,575	$ 155,477

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 8%, 37%, 53%, 80%, and 5% for the six months ended June 30, 2022 and for years ended December 31, 2021, 2020, 2018 and 2017, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

20	MainStay VP MacKay Government Portfolio

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including
21

Notes to Financial Statements (Unaudited) (continued)
corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency,

22	MainStay VP MacKay Government Portfolio

interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2022, the Portfolio did not have any portfolio securities on loan.
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government
23

Notes to Financial Statements (Unaudited) (continued)
or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of June 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$235,395	$235,395
Total Fair Value	$235,395	$235,395

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$1,390,460	$1,390,460
Total Net Realized Gain (Loss)	$1,390,460	$1,390,460

24	MainStay VP MacKay Government Portfolio

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$287,908	$287,908
Total Net Change in Unrealized Appreciation (Depreciation)	$287,908	$287,908

Average Notional Amount	Total
Futures Contracts Short	$(13,234,589)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.50%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $709,493 and paid the Subadvisor in the amount of $354,746.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$259,328,001	$783,323	$(23,631,345)	$(22,848,022)
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $1,861,364, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$1,861
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$4,531,111
25

Notes to Financial Statements (Unaudited) (continued)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of U.S. government securities were $6,417 and $17,550, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $29,067 and $73,254, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	537,246	$ 5,661,340
Shares redeemed	(4,456,274)	(44,886,370)
Net increase (decrease)	(3,919,028)	$(39,225,030)
Year ended December 31, 2021:
Shares sold	4,793,173	$ 53,204,116
Shares issued to shareholders in reinvestment of distributions	115,356	1,259,194
Shares redeemed	(6,824,773)	(75,876,782)
Net increase (decrease)	(1,916,244)	$(21,413,472)

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	741,991	$ 7,637,616
Shares redeemed	(2,913,022)	(29,800,938)
Net increase (decrease)	(2,171,031)	$(22,163,322)
Year ended December 31, 2021:
Shares sold	2,828,368	$ 31,058,251
Shares issued to shareholders in reinvestment of distributions	302,513	3,271,917
Shares redeemed	(6,238,804)	(68,415,243)
Net increase (decrease)	(3,107,923)	$(34,085,075)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay VP MacKay Government Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP MacKay Government Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781622	MSVPG10-08/22
(NYLIAC) NI519

MainStay VP Indexed Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2017	-10.25%	-10.38%	0.52%	0.60%	0.31%

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
Bloomberg U.S. Aggregate Bond Index[2]	-10.35%	-10.29%	0.88%	0.98%
Morningstar Intermediate Core Bond Category Average[3]	-10.53	-10.77	0.64	0.76

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$897.50	$1.55	$1,023.16	$1.66	0.33%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of June 30, 2022 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-2.875%, due 3/31/23–5/15/32
2.	UMBS, 30 Year, 2.00%-5.50%, due 6/1/36–6/1/51
3.	GNMA II, 30 Year, 2.00%-5.00%, due 11/20/42–6/20/51
4.	U.S. Treasury Bonds, 1.875%-3.375%, due 11/15/46–11/15/51
5.	UMBS, 15 Year, 1.50%-4.00%, due 5/1/24–9/1/36
6.	FHLMC Gold Pools, 30 Year, 3.00%-5.50%, due 7/1/38–1/1/49
7.	UMBS, 30 Year, 2.00%-4.50%, due 1/1/49–11/1/50
8.	Energy Transfer LP, 4.05%, due 3/15/25
9.	FNMA, 0.65%-1.375%, due 9/6/22–12/10/25
10.	Mexico Government Bond, 4.125%, due 1/21/26

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Indexed Bond Portfolio returned −10.25% for Initial Class shares. Over the same period, Initial Class shares outperformed the −10.35% return of the Bloomberg U.S. Aggregate Bond Index (the "Index”), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s benchmark, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. For the six months ended June 30, 2022, Initial Class shares outperformed the −10.53% return of the Morningstar Intermediate Core Bond Category Average.1
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
U.S. Treasury futures were used to maintain a duration2 equal to that of the Index and did not materially affect the performance of the Portfolio. Treasury futures were also used to reduce variations between the Portfolio and the Index. These trades reduced tracking error for the Portfolio and the Index.
During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?
All the investment-grade rating categories produced negative excess returns in the first half of 2022, underperforming matched duration Treasury securities. Credits rated BBB generated the most negative excess return, followed by credits rated A.3 Credits rated AAA outperformed credits rated AA.4
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio employs a passive strategy that attempts to replicate the duration of the Index. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of June 30, 2022, the Portfolio’s duration was approximately 6.54 years, compared to a duration of 6.55 years for the Index.
Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?
During the reporting period, all broad sectors in the Index produced negative total returns. The U.S. government agency sector made the strongest positive contribution to performance. (Contributions take weightings and total returns into account.) The commercial mortgage-backed securities sector provided the next-highest contribution to performance, followed by the U.S. Treasury sector.
The corporate and mortgage-backed sectors detracted the most from the Portfolio’s total return during the reporting period. Within the corporate sector, the industrials and financials subsectors were the weakest performers. In the non-corporate sector, the sovereign subsector detracted the most from the Portfolio’s total return.
Were there any significant changes to the Portfolio’s benchmark during the reporting period?
There were no changes to the Index material enough to lead us to change the Portfolio’s investment strategy.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	An obligation rated ‘A’ by Standard & Poor's ("S&P") is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘AAA’ has the highest rating assigned by S&P and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 98.6%
Corporate Bonds 27.5%
Aerospace & Defense 0.6%
Boeing Co. (The)
3.25%, due 3/1/28	$ 560,000	$ 498,550
5.15%, due 5/1/30	240,000	230,371
Lockheed Martin Corp.
4.07%, due 12/15/42	305,000	283,176
Northrop Grumman Systems Corp.
7.75%, due 2/15/31	260,000	313,213
Raytheon Technologies Corp.
3.125%, due 7/1/50	100,000	76,491
3.50%, due 3/15/27	260,000	254,048
		1,655,849
Apparel 0.0% ‡
NIKE, Inc.
3.625%, due 5/1/43	90,000	79,335
Auto Manufacturers 0.2%
General Motors Financial Co., Inc.
4.35%, due 1/17/27	125,000	119,914
Toyota Motor Credit Corp.
2.25%, due 10/18/23	340,000	335,490
		455,404
Banks 5.8%
Bank of America Corp.
2.972%, due 7/21/52 (a)	500,000	354,987
3.248%, due 10/21/27	480,000	451,160
3.419%, due 12/20/28 (a)	1,435,000	1,336,355
Bank of New York Mellon Corp. (The)
Series G
3.00%, due 2/24/25	485,000	475,412
Barclays plc
5.25%, due 8/17/45	270,000	259,805
BNP Paribas SA
3.25%, due 3/3/23	495,000	495,698
Citigroup, Inc.
2.561%, due 5/1/32 (a)	250,000	205,841
4.45%, due 9/29/27	1,010,000	989,125
4.65%, due 7/30/45	170,000	155,429
Cooperatieve Rabobank UA
5.25%, due 5/24/41	205,000	221,227
Credit Suisse Group AG
2.593%, due 9/11/25 (a)(b)	500,000	470,413
Goldman Sachs Group, Inc. (The)
2.64%, due 2/24/28 (a)	675,000	612,614
4.80%, due 7/8/44	400,000	377,933
	Principal Amount	Value

Banks (continued)
HSBC Holdings plc
3.90%, due 5/25/26	$ 1,375,000	$ 1,343,854
JPMorgan Chase & Co. (a)
1.578%, due 4/22/27	1,750,000	1,557,354
4.26%, due 2/22/48	575,000	512,725
Lloyds Banking Group plc
3.75%, due 1/11/27	1,265,000	1,221,229
Mitsubishi UFJ Financial Group, Inc.
3.455%, due 3/2/23	10,000	10,014
Morgan Stanley (a)
0.79%, due 5/30/25	5,000	4,655
1.512%, due 7/20/27	1,700,000	1,490,951
2.511%, due 10/20/32	250,000	206,564
2.943%, due 1/21/33	225,000	192,837
NatWest Group plc
3.875%, due 9/12/23	270,000	269,110
State Street Corp.
2.203%, due 2/7/28 (a)	765,000	700,560
Wells Fargo & Co.
3.00%, due 4/22/26	500,000	475,783
4.75%, due 12/7/46	575,000	526,387
		14,918,022
Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc.
4.60%, due 4/15/48	550,000	493,786
Coca-Cola Co. (The)
2.60%, due 6/1/50	450,000	335,101
Constellation Brands, Inc.
3.60%, due 2/15/28	125,000	118,590
Diageo Capital plc
5.875%, due 9/30/36	268,000	300,530
Keurig Dr Pepper, Inc.
4.985%, due 5/25/38	90,000	88,038
Molson Coors Beverage Co.
4.20%, due 7/15/46	90,000	73,888
PepsiCo, Inc.
2.75%, due 3/1/23	5,000	5,001
2.85%, due 2/24/26	260,000	255,268
		1,670,202
Biotechnology 0.4%
Amgen, Inc.
3.125%, due 5/1/25	305,000	298,978
3.375%, due 2/21/50	195,000	149,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Biotechnology (continued)
Gilead Sciences, Inc.
3.65%, due 3/1/26	$ 490,000	$ 481,205
4.60%, due 9/1/35	205,000	203,135
		1,132,318
Building Materials 0.0% ‡
Johnson Controls International plc
6.00%, due 1/15/36	75,000	81,816
Chemicals 0.7%
DuPont de Nemours, Inc.
4.493%, due 11/15/25	450,000	453,064
Ecolab, Inc.
2.70%, due 11/1/26	260,000	250,551
Mosaic Co. (The)
4.05%, due 11/15/27	480,000	469,487
Nutrien Ltd.
5.875%, due 12/1/36	260,000	288,452
Sherwin-Williams Co. (The)
3.95%, due 1/15/26	305,000	302,127
		1,763,681
Computers 0.8%
Apple, Inc.
4.50%, due 2/23/36	845,000	880,757
Dell International LLC
6.02%, due 6/15/26	375,000	389,234
International Business Machines Corp.
3.45%, due 2/19/26	275,000	271,230
3.50%, due 5/15/29	465,000	442,085
		1,983,306
Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)
2.70%, due 2/2/26	260,000	255,335
Unilever Capital Corp.
3.10%, due 7/30/25	100,000	98,693
		354,028
Diversified Financial Services 0.1%
Visa, Inc.
4.30%, due 12/14/45	200,000	197,565
Electric 1.8%
CenterPoint Energy Houston Electric LLC
Series AC
4.25%, due 2/1/49	300,000	282,862
	Principal Amount	Value

Electric (continued)
Commonwealth Edison Co.
3.65%, due 6/15/46	$ 185,000	$ 156,820
Consolidated Edison Co. of New York, Inc.
Series 06-A
5.85%, due 3/15/36	390,000	419,576
DTE Electric Co.
3.375%, due 3/1/25	205,000	203,202
Duke Energy Carolinas LLC
3.875%, due 3/15/46	350,000	307,950
Edison International
2.95%, due 3/15/23	205,000	203,262
Entergy Louisiana LLC
4.20%, due 4/1/50	350,000	315,686
Florida Power & Light Co.
3.80%, due 12/15/42	165,000	146,965
MidAmerican Energy Co.
3.95%, due 8/1/47	380,000	338,394
Ohio Power Co.
Series G
6.60%, due 2/15/33	190,000	219,353
PPL Electric Utilities Corp.
3.95%, due 6/1/47	125,000	111,404
Public Service Electric and Gas Co.
2.70%, due 5/1/50	225,000	161,251
Sempra Energy
3.80%, due 2/1/38	260,000	219,456
Southern California Edison Co.
Series C
4.125%, due 3/1/48	260,000	213,904
Southern Co. (The)
4.40%, due 7/1/46	335,000	291,361
Virginia Electric and Power Co.
4.00%, due 1/15/43	390,000	341,180
Xcel Energy, Inc.
3.30%, due 6/1/25	830,000	814,626
		4,747,252
Environmental Control 0.2%
Republic Services, Inc.
3.20%, due 3/15/25	305,000	299,103
Waste Management, Inc.
3.15%, due 11/15/27	305,000	292,398
		591,501
Food 0.3%
General Mills, Inc.
4.20%, due 4/17/28	90,000	89,292
Kroger Co. (The)
2.20%, due 5/1/30	220,000	185,668

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Sysco Corp.
3.25%, due 7/15/27	$ 305,000	$ 290,359
Tyson Foods, Inc.
5.10%, due 9/28/48	150,000	150,163
		715,482
Forest Products & Paper 0.2%
Fibria Overseas Finance Ltd.
5.50%, due 1/17/27	480,000	475,920
Gas 0.1%
NiSource, Inc.
3.49%, due 5/15/27	260,000	248,884
Healthcare-Products 0.4%
Abbott Laboratories
3.75%, due 11/30/26	175,000	175,909
4.90%, due 11/30/46	275,000	288,174
Boston Scientific Corp.
4.70%, due 3/1/49	75,000	71,634
Medtronic, Inc.
4.625%, due 3/15/45	199,000	199,562
Stryker Corp.
3.65%, due 3/7/28	260,000	253,200
		988,479
Healthcare-Services 0.4%
Aetna, Inc.
6.625%, due 6/15/36	260,000	293,392
Elevance Health, Inc.
4.375%, due 12/1/47	305,000	280,713
Laboratory Corp. of America Holdings
3.60%, due 2/1/25	305,000	300,490
UnitedHealth Group, Inc.
4.25%, due 4/15/47	300,000	280,906
		1,155,501
Home Builders 0.1%
PulteGroup, Inc.
5.50%, due 3/1/26	210,000	213,516
Household Products & Wares 0.2%
Clorox Co. (The)
3.90%, due 5/15/28	260,000	256,029
	Principal Amount	Value

Household Products & Wares (continued)
Kimberly-Clark Corp.
2.75%, due 2/15/26	$ 260,000	$ 251,657
		507,686
Housewares 0.1%
Newell Brands, Inc.
4.10%, due 4/1/23 (c)	175,000	173,469
Insurance 0.8%
Allstate Corp. (The)
5.35%, due 6/1/33	260,000	275,128
American International Group, Inc.
6.25%, due 5/1/36	350,000	392,995
Berkshire Hathaway Finance Corp.
4.30%, due 5/15/43	405,000	375,319
Chubb INA Holdings, Inc.
3.35%, due 5/3/26	205,000	200,482
MetLife, Inc.
3.60%, due 11/13/25	770,000	765,063
Prudential Financial, Inc.
3.935%, due 12/7/49	150,000	129,116
		2,138,103
Internet 0.3%
Alphabet, Inc.
3.375%, due 2/25/24	350,000	351,957
Amazon.com, Inc.
3.875%, due 8/22/37	510,000	483,437
		835,394
Machinery—Construction & Mining 0.1%
Caterpillar, Inc.
5.30%, due 9/15/35	310,000	335,987
Machinery-Diversified 0.1%
Deere & Co.
3.90%, due 6/9/42	170,000	159,620
Media 1.3%
Charter Communications Operating LLC
4.908%, due 7/23/25	425,000	425,986
5.75%, due 4/1/48	400,000	358,542
Comcast Corp.
3.40%, due 7/15/46	750,000	599,127
Discovery Communications LLC
3.95%, due 3/20/28	400,000	373,382
Paramount Global
4.95%, due 1/15/31	650,000	618,806
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Walt Disney Co. (The)
3.80%, due 3/22/30	$ 325,000	$ 314,229
6.40%, due 12/15/35	485,000	564,473
		3,254,545
Mining 0.1%
Barrick North America Finance LLC
5.70%, due 5/30/41	125,000	129,423
BHP Billiton Finance USA Ltd.
3.85%, due 9/30/23	5,000	5,037
		134,460
Miscellaneous—Manufacturing 0.3%
3M Co.
4.00%, due 9/14/48	300,000	270,875
Eaton Corp.
4.00%, due 11/2/32	260,000	251,106
General Electric Co.
4.125%, due 10/9/42	94,000	79,169
Parker-Hannifin Corp.
4.20%, due 11/21/34	90,000	83,595
		684,745
Multi-National 0.4%
International Bank for Reconstruction & Development
3.00%, due 9/27/23	900,000	899,780
Oil & Gas 0.8%
BP Capital Markets America, Inc.
1.749%, due 8/10/30	300,000	245,540
3.588%, due 4/14/27	300,000	292,407
Canadian Natural Resources Ltd.
6.25%, due 3/15/38	125,000	132,166
ConocoPhillips Co.
5.95%, due 3/15/46	190,000	215,510
EOG Resources, Inc.
3.90%, due 4/1/35	205,000	189,194
Exxon Mobil Corp.
4.114%, due 3/1/46	465,000	424,007
Hess Corp.
7.125%, due 3/15/33	125,000	139,125
Phillips 66 Co.
4.68%, due 2/15/45 (b)	250,000	230,997
Shell International Finance BV
3.75%, due 9/12/46	310,000	264,712
		2,133,658
	Principal Amount	Value

Oil & Gas Services 0.0% ‡
Halliburton Co.
3.80%, due 11/15/25	$ 12,000	$ 11,881
Pharmaceuticals 1.4%
AbbVie, Inc.
3.80%, due 3/15/25	175,000	173,599
4.70%, due 5/14/45	330,000	310,634
Allergan Funding SCS
3.80%, due 3/15/25	50,000	49,060
4.75%, due 3/15/45	25,000	21,150
AstraZeneca plc
6.45%, due 9/15/37	240,000	288,187
Bristol-Myers Squibb Co.
3.40%, due 7/26/29	303,000	292,480
3.625%, due 5/15/24	10,000	10,023
Cigna Corp.
4.90%, due 12/15/48	175,000	167,973
CVS Health Corp.
1.875%, due 2/28/31	10,000	8,008
4.25%, due 4/1/50	325,000	279,803
Eli Lilly and Co.
3.95%, due 3/15/49	300,000	289,555
GlaxoSmithKline Capital, Inc.
3.875%, due 5/15/28	305,000	303,337
Johnson & Johnson
4.95%, due 5/15/33	300,000	325,828
Merck & Co., Inc.
3.70%, due 2/10/45	260,000	227,476
Mylan, Inc.
4.20%, due 11/29/23	75,000	74,749
5.20%, due 4/15/48	90,000	71,869
Novartis Capital Corp.
4.00%, due 11/20/45	310,000	288,323
Pfizer, Inc.
4.00%, due 12/15/36	375,000	364,465
		3,546,519
Pipelines 2.1%
Enbridge, Inc.
4.50%, due 6/10/44	260,000	227,679
Energy Transfer LP
4.05%, due 3/15/25	2,655,000	2,615,005
Enterprise Products Operating LLC
3.70%, due 2/15/26	475,000	466,822
4.80%, due 2/1/49	250,000	226,066
Kinder Morgan Energy Partners LP
5.80%, due 3/15/35	305,000	307,659

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Kinder Morgan, Inc.
4.30%, due 6/1/25	$ 565,000	$ 562,093
MPLX LP
4.125%, due 3/1/27	855,000	826,630
TransCanada PipeLines Ltd.
4.875%, due 1/15/26	10,000	10,152
4.875%, due 5/15/48	145,000	139,028
		5,381,134
Real Estate Investment Trusts 0.4%
American Tower Corp.
5.00%, due 2/15/24	170,000	171,989
AvalonBay Communities, Inc.
2.90%, due 10/15/26	205,000	194,506
ERP Operating LP
3.25%, due 8/1/27	260,000	245,793
Realty Income Corp.
4.65%, due 3/15/47	150,000	144,677
Simon Property Group LP
4.25%, due 11/30/46	250,000	215,341
		972,306
Retail 1.0%
Home Depot, Inc. (The)
2.375%, due 3/15/51	350,000	236,688
Lowe's Cos., Inc.
4.05%, due 5/3/47	175,000	146,103
McDonald's Corp.
3.375%, due 5/26/25	1,485,000	1,471,340
Target Corp.
2.35%, due 2/15/30	175,000	154,549
3.50%, due 7/1/24	300,000	300,872
Walmart, Inc.
4.30%, due 4/22/44	325,000	313,701
		2,623,253
Semiconductors 1.1%
Applied Materials, Inc.
5.10%, due 10/1/35	260,000	273,157
Broadcom, Inc.
4.15%, due 11/15/30	650,000	595,539
Intel Corp.
3.70%, due 7/29/25	1,460,000	1,469,221
QUALCOMM, Inc.
4.65%, due 5/20/35	260,000	266,264
	Principal Amount	Value

Semiconductors (continued)
Texas Instruments, Inc.
2.625%, due 5/15/24	$ 350,000	$ 346,798
		2,950,979
Software 1.2%
Fiserv, Inc.
4.20%, due 10/1/28	135,000	130,066
Microsoft Corp.
2.921%, due 3/17/52	455,000	358,911
3.30%, due 2/6/27	390,000	387,437
Oracle Corp.
2.95%, due 5/15/25	1,955,000	1,871,324
4.00%, due 7/15/46	205,000	151,562
5.375%, due 7/15/40	200,000	182,154
		3,081,454
Telecommunications 1.6%
AT&T, Inc.
2.55%, due 12/1/33	871,000	706,585
3.55%, due 9/15/55	251,000	188,059
Cisco Systems, Inc.
2.95%, due 2/28/26	485,000	475,843
Deutsche Telekom International Finance BV
8.75%, due 6/15/30 (c)	260,000	320,560
T-Mobile US, Inc.
3.875%, due 4/15/30	650,000	606,616
Verizon Communications, Inc.
4.016%, due 12/3/29	565,000	547,214
5.50%, due 3/16/47	450,000	484,440
Vodafone Group plc
4.375%, due 5/30/28	755,000	751,514
		4,080,831
Transportation 1.3%
Burlington Northern Santa Fe LLC
3.25%, due 6/15/27	706,000	690,651
Canadian National Railway Co.
6.25%, due 8/1/34	260,000	295,739
CSX Corp.
3.35%, due 9/15/49	150,000	117,494
Norfolk Southern Corp.
3.942%, due 11/1/47	151,000	130,596
Union Pacific Corp.
2.75%, due 3/1/26	1,680,000	1,612,016
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Transportation (continued)
United Parcel Service, Inc.
3.40%, due 11/15/46	$ 480,000	$ 399,936
		3,246,432
Total Corporate Bonds (Cost $80,809,025)		70,580,297
Foreign Government Bonds 3.4%
Canada 0.7%
Province of Ontario Canada
2.50%, due 4/27/26	1,120,000	1,086,665
Province of Quebec Canada
2.50%, due 4/20/26	775,000	752,530
		1,839,195
Japan 0.2%
Japan Bank for International Cooperation
2.875%, due 6/1/27	576,000	562,297
Luxembourg 0.2%
European Investment Bank
2.375%, due 5/24/27	520,000	501,847
Mexico 0.9%
Mexico Government Bond
4.125%, due 1/21/26	2,330,000	2,329,425
Norway 0.2%
Equinor ASA
5.10%, due 8/17/40	385,000	399,140
Panama 0.3%
Panama Government Bond
3.75%, due 3/16/25	750,000	740,416
Peru 0.4%
Peruvian Government Bond
7.35%, due 7/21/25	1,045,000	1,127,687
Philippines 0.2%
Philippines Government Bond
5.00%, due 1/13/37	600,000	598,412
	Principal Amount	Value

Republic of Korea 0.3%
Korea Development Bank (The)
3.25%, due 2/19/24	$ 650,000	$ 649,363
Total Foreign Government Bonds (Cost $9,373,322)		8,747,782
Mortgage-Backed Securities 1.7%
Agency (Collateralized Mortgage Obligation) 0.7%
FHLMC, Multifamily Structured Pass-Through Certificates
REMIC, Series K094, Class A2
2.903%, due 6/25/29	2,000,000	1,922,580
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
Benchmark Mortgage Trust
Series 2018-B1, Class A2
3.571%, due 1/15/51	34,929	34,801
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3
3.217%, due 11/10/49 (d)	300,000	286,916
Series 2017-C8, Class A3
3.305%, due 6/15/50	163,342	153,464
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4
3.465%, due 9/15/50	300,000	289,062
Series 2015-GC35, Class A4
3.818%, due 11/10/48	300,000	296,174
CSAIL Commercial Mortgage Trust
Series 2017-CX9, Class A5
3.446%, due 9/15/50	300,000	286,819
GS Mortgage Securities Trust
Series 2016-GS3, Class A4
2.85%, due 10/10/49	300,000	284,254
Series 2014-GC22, Class A5
3.862%, due 6/10/47	300,000	297,556
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class A4
2.918%, due 2/15/46	300,000	298,306
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4
3.789%, due 9/15/48	296,023	288,192
		2,515,544
Total Mortgage-Backed Securities (Cost $4,854,224)		4,438,124

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies 66.0%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.4%
FFCB
0.68%, due 1/13/27	$ 1,125,000	$ 1,012,487
FHLB
3.25%, due 11/16/28	800,000	802,641
FHLMC Gold Pools, 15 Year
2.50%, due 10/1/31	47,525	46,655
2.50%, due 2/1/32	164,478	161,472
2.50%, due 2/1/33	154,873	152,040
2.50%, due 4/1/33	227,426	219,617
2.50%, due 6/1/33	33,714	32,557
2.50%, due 7/1/33	63,427	61,797
3.00%, due 9/1/27	82,973	82,597
3.00%, due 4/1/32	98,550	97,769
3.00%, due 6/1/32	25,409	25,208
3.00%, due 9/1/32	12,382	12,284
3.00%, due 10/1/32	55,129	54,692
3.00%, due 5/1/33	67,538	67,003
3.00%, due 9/1/33	52,367	51,740
3.50%, due 12/1/25	16,265	16,255
3.50%, due 5/1/33	56,795	56,909
3.50%, due 9/1/33	16,470	16,471
FHLMC Gold Pools, 20 Year
3.00%, due 9/1/36	87,594	85,724
3.00%, due 11/1/37	44,084	42,516
3.00%, due 12/1/37	76,689	73,961
3.50%, due 2/1/37	79,700	79,382
3.50%, due 1/1/38	79,715	78,461
4.50%, due 5/1/38	43,925	44,671
5.50%, due 1/1/29	15,255	15,856
FHLMC Gold Pools, 30 Year
3.00%, due 9/1/46	369,913	350,540
3.00%, due 12/1/46	24,779	23,422
3.00%, due 2/1/47	32,195	30,475
3.00%, due 3/1/47	144,750	136,986
3.00%, due 4/1/47	41,416	39,134
3.00%, due 1/1/48	262,767	247,698
3.00%, due 2/1/48	155,918	146,738
3.00%, due 3/1/48	140,229	132,043
3.00%, due 4/1/48	484,024	453,248
3.00%, due 6/1/48	254,661	239,534
3.50%, due 6/1/43	111,998	110,163
3.50%, due 9/1/44	88,682	87,229
3.50%, due 8/1/45	135,906	133,009
3.50%, due 8/1/46	185,212	182,456
3.50%, due 8/1/47	17,039	16,676
3.50%, due 9/1/47	41,850	40,958
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 30 Year (continued)
3.50%, due 11/1/47	$ 92,140	$ 90,175
3.50%, due 12/1/47	193,596	189,654
3.50%, due 1/1/48	18,982	18,599
3.50%, due 3/1/48	266,113	260,440
3.50%, due 5/1/48	84,796	82,804
3.50%, due 6/1/48	58,917	57,572
3.50%, due 8/1/48	124,180	121,537
3.50%, due 9/1/48	106,827	104,234
3.50%, due 11/1/48	37,898	36,935
3.50%, due 12/1/48	105,320	103,077
4.00%, due 4/1/46	162,878	164,117
4.00%, due 5/1/46	50,627	51,022
4.00%, due 4/1/47	37,478	37,562
4.00%, due 6/1/47	93,155	93,643
4.00%, due 8/1/47	184,569	185,075
4.00%, due 10/1/47	44,577	44,580
4.00%, due 12/1/47	117,751	118,259
4.00%, due 1/1/48	36,455	36,699
4.00%, due 5/1/48	49,605	49,819
4.00%, due 9/1/48	183,343	183,309
4.00%, due 12/1/48	100,695	100,880
4.50%, due 9/1/46	10,223	10,460
4.50%, due 9/1/46	31,276	31,982
4.50%, due 10/1/46	80,656	82,684
4.50%, due 2/1/47	15,807	16,086
4.50%, due 11/1/47	20,195	20,566
4.50%, due 2/1/48	37,572	38,145
4.50%, due 4/1/48	46,262	46,942
4.50%, due 6/1/48	25,908	26,260
4.50%, due 7/1/48	96,086	97,143
4.50%, due 8/1/48	96,919	98,034
5.00%, due 9/1/38	37,162	39,146
5.00%, due 11/1/41	52,877	55,511
5.00%, due 3/1/47	114,880	119,020
5.00%, due 9/1/48	213,056	219,278
5.00%, due 1/1/49	63,405	65,465
5.50%, due 7/1/38	64,168	68,980
FNMA
0.65%, due 12/10/25	2,000,000	1,842,122
1.375%, due 9/6/22	725,000	724,497
UMBS, 30 Year
2.00%, due 11/1/50	2,430,008	2,117,902
2.00%, due 3/1/51	3,173,137	2,781,047
2.50%, due 5/1/50	2,270,316	2,057,477
2.50%, due 5/1/50	1,735,117	1,578,786
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.50%, due 10/1/50	$ 1,558,664	$ 1,418,229
4.50%, due 1/1/49	125,398	126,389
		21,573,217
Federal National Mortgage Association (Mortgage Pass-Through Securities) 15.3%
UMBS, 10 Year
3.00%, due 4/1/25	19,285	19,208
UMBS, 15 Year
1.50%, due 3/1/36	1,388,336	1,270,876
2.00%, due 9/1/36	3,806,881	3,569,341
2.50%, due 10/1/27	95,267	93,920
2.50%, due 4/1/30	81,770	80,613
2.50%, due 10/1/31	143,281	140,530
2.50%, due 2/1/32	134,069	131,497
2.50%, due 2/1/32	141,596	138,880
2.50%, due 8/1/32	374,335	367,138
2.50%, due 3/1/33	158,614	152,475
2.50%, due 6/1/33	107,638	105,573
3.00%, due 11/1/31	93,568	93,259
3.00%, due 1/1/32	96,310	95,992
3.00%, due 6/1/32	68,997	68,387
3.00%, due 1/1/33	110,090	109,116
3.00%, due 2/1/33	139,633	137,964
3.00%, due 4/1/33	128,588	127,055
3.00%, due 5/1/33	193,502	191,791
3.00%, due 9/1/33	23,271	22,937
3.00%, due 9/1/34	526,606	520,145
3.50%, due 5/1/26	19,922	19,895
3.50%, due 11/1/31	23,181	23,102
3.50%, due 5/1/33	46,294	46,345
3.50%, due 6/1/33	72,946	73,027
3.50%, due 7/1/33	34,839	34,878
3.50%, due 9/1/33	44,581	44,630
4.00%, due 5/1/24	20,508	20,729
4.00%, due 11/1/29	64,300	64,992
UMBS, 20 Year
3.00%, due 2/1/37	129,027	126,717
3.00%, due 1/1/38	247,405	238,458
4.00%, due 2/1/37	22,459	22,838
4.00%, due 8/1/38	132,970	132,924
5.00%, due 8/1/31	51,427	52,791
5.50%, due 8/1/27	32,826	34,099
UMBS, 30 Year
2.00%, due 8/1/50	1,710,257	1,491,611
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.00%, due 8/1/50	$ 1,936,281	$ 1,693,453
2.00%, due 9/1/50	2,243,731	1,956,338
2.00%, due 10/1/50	2,162,032	1,890,424
2.00%, due 2/1/51	1,798,622	1,568,340
2.00%, due 3/1/51	1,807,653	1,576,133
2.00%, due 3/1/51	2,007,065	1,755,915
2.50%, due 4/1/46	26,111	23,691
2.50%, due 10/1/46	115,098	104,398
2.50%, due 11/1/50	1,879,410	1,695,161
2.50%, due 6/1/51	5,416,887	4,891,596
3.00%, due 9/1/42	510,162	487,748
3.00%, due 3/1/43	1,473,390	1,407,109
3.00%, due 12/1/43	604,148	576,616
3.00%, due 10/1/44	386,232	369,051
3.00%, due 10/1/46	54,664	51,691
3.00%, due 12/1/46	640,944	609,194
3.00%, due 2/1/47	102,603	97,062
3.00%, due 8/1/47	534,331	506,639
3.00%, due 11/1/47	84,347	79,496
3.00%, due 6/1/48	54,754	51,384
3.00%, due 10/1/50	1,123,030	1,052,737
3.50%, due 5/1/45	451,282	443,343
3.50%, due 9/1/45	32,814	32,039
3.50%, due 12/1/45	88,265	86,314
3.50%, due 12/1/45	218,737	214,960
3.50%, due 1/1/46	159,008	156,213
3.50%, due 1/1/46	127,963	123,892
3.50%, due 4/1/46	52,630	51,426
3.50%, due 9/1/46	279,382	273,181
3.50%, due 10/1/46	119,890	117,237
3.50%, due 10/1/46	43,072	42,057
3.50%, due 1/1/47	96,081	94,323
3.50%, due 7/1/47	20,525	20,072
3.50%, due 7/1/47	118,147	116,108
3.50%, due 10/1/47	71,797	70,210
3.50%, due 11/1/47	233,738	228,571
3.50%, due 11/1/47	99,218	96,673
3.50%, due 11/1/47	271,744	265,736
3.50%, due 12/1/47	19,417	18,946
3.50%, due 8/1/48	125,650	122,351
3.50%, due 9/1/48	157,661	153,985
3.50%, due 2/1/49	298,494	291,074
4.00%, due 8/1/44	137,073	138,638
4.00%, due 2/1/45	108,038	108,796
4.00%, due 9/1/45	20,009	20,110
4.00%, due 5/1/46	90,588	91,207

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 9/1/46	$ 36,374	$ 36,628
4.00%, due 9/1/46	43,089	43,308
4.00%, due 2/1/47	18,494	18,624
4.00%, due 4/1/47	7,551	7,585
4.00%, due 5/1/47	57,391	57,734
4.00%, due 5/1/47	45,646	45,815
4.00%, due 6/1/47	175,379	176,713
4.00%, due 10/1/47	18,932	19,022
4.00%, due 11/1/47	18,704	18,777
4.00%, due 12/1/47	45,599	45,533
4.00%, due 1/1/48	103,761	104,074
4.00%, due 1/1/48	19,446	19,588
4.00%, due 1/1/48	113,224	113,155
4.00%, due 2/1/48	55,558	55,624
4.00%, due 6/1/48	218,177	218,369
4.00%, due 7/1/48	130,520	130,635
4.00%, due 7/1/48	51,400	51,395
4.00%, due 7/1/48	220,355	220,121
4.00%, due 8/1/48	34,442	34,383
4.00%, due 9/1/48	135,952	136,070
4.00%, due 9/1/48	33,150	33,156
4.00%, due 10/1/48	23,437	23,458
4.00%, due 11/1/48	62,400	62,455
4.00%, due 1/1/49	48,978	49,022
4.50%, due 7/1/46	20,374	20,818
4.50%, due 12/1/46	28,501	29,147
4.50%, due 4/1/47	259,397	263,688
4.50%, due 5/1/47	7,042	7,139
4.50%, due 7/1/47	125,219	126,693
4.50%, due 7/1/47	34,058	34,605
4.50%, due 8/1/47	2,715	2,751
4.50%, due 2/1/48	128,575	129,986
4.50%, due 4/1/48	19,300	19,525
4.50%, due 4/1/48	11,728	11,888
4.50%, due 4/1/48	33,749	34,350
4.50%, due 5/1/48	65,295	65,884
4.50%, due 6/1/48	43,229	43,727
4.50%, due 8/1/48	77,751	78,265
4.50%, due 10/1/48	26,879	27,119
4.50%, due 9/1/49	366,435	369,190
5.00%, due 6/1/39	86,678	91,269
5.00%, due 6/1/40	21,007	22,112
5.00%, due 7/1/47	42,473	43,759
5.00%, due 1/1/48	56,105	57,480
5.00%, due 4/1/48	27,625	28,372
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
5.00%, due 5/1/48	$ 46,898	$ 48,225
5.00%, due 9/1/48	36,341	37,615
5.50%, due 6/1/36	32,931	35,002
5.50%, due 5/1/44	59,560	63,840
5.50%, due 9/1/48	97,987	101,995
		39,201,059
Government National Mortgage Association (Mortgage Pass-Through Securities) 5.6%
GNMA I, 30 Year
3.00%, due 6/15/45	16,112	15,316
3.00%, due 10/15/45	8,853	8,445
3.00%, due 5/15/48	61,564	58,319
3.50%, due 3/15/45	6,803	6,747
3.50%, due 4/15/45	14,686	14,636
3.50%, due 5/15/48	26,845	26,178
4.00%, due 8/15/46	32,506	33,107
4.00%, due 11/15/47	56,252	56,633
4.00%, due 7/15/49	65,429	65,957
4.50%, due 8/15/46	50,307	51,826
4.50%, due 2/15/47	5,306	5,497
4.50%, due 4/15/47	26,493	27,278
4.50%, due 8/15/47	109,861	114,770
4.50%, due 8/15/47	126,490	130,187
5.00%, due 4/15/47	25,419	26,643
5.00%, due 12/15/47	18,895	19,579
GNMA II, 30 Year
2.00%, due 6/20/51	4,261,251	3,801,605
2.50%, due 4/20/47	28,920	26,530
2.50%, due 5/20/51	4,367,115	4,013,584
3.00%, due 11/20/45	292,694	280,748
3.00%, due 8/20/46	97,948	93,950
3.00%, due 9/20/46	52,529	50,390
3.00%, due 10/20/46	329,874	316,400
3.00%, due 1/20/47	382,237	366,637
3.00%, due 5/20/47	67,243	64,503
3.00%, due 12/20/47	198,712	189,245
3.00%, due 2/20/48	218,792	208,207
3.00%, due 3/20/48	261,048	248,223
3.50%, due 11/20/42	116,329	113,978
3.50%, due 9/20/44	164,647	163,259
3.50%, due 11/20/45	182,511	180,639
3.50%, due 7/20/46	18,980	18,709
3.50%, due 10/20/46	20,176	19,927
3.50%, due 11/20/46	247,476	242,137
3.50%, due 1/20/47	277,145	273,503
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA II, 30 Year (continued)
3.50%, due 5/20/47	$ 201,631	$ 198,709
3.50%, due 9/20/47	202,584	200,174
3.50%, due 10/20/47	364,780	358,768
3.50%, due 12/20/47	180,491	177,435
3.50%, due 7/20/48	98,334	96,589
3.50%, due 9/20/48	103,184	101,403
3.50%, due 10/20/48	103,881	102,026
4.00%, due 12/20/46	16,978	17,115
4.00%, due 1/20/47	128,015	128,978
4.00%, due 2/20/47	30,869	31,062
4.00%, due 3/20/47	22,947	23,090
4.00%, due 4/20/47	49,311	49,595
4.00%, due 5/20/47	41,284	41,542
4.00%, due 7/20/47	16,313	16,415
4.00%, due 11/20/47	203,388	204,658
4.00%, due 12/20/47	44,261	44,594
4.00%, due 4/20/48	151,836	152,962
4.00%, due 5/20/48	68,102	68,312
4.00%, due 6/20/48	28,292	28,435
4.00%, due 8/20/48	192,432	193,337
4.00%, due 9/20/48	101,837	102,242
4.00%, due 3/20/49	26,034	26,100
4.50%, due 8/20/46	58,577	61,486
4.50%, due 4/20/47	47,177	48,951
4.50%, due 11/20/47	43,578	44,978
4.50%, due 1/20/48	102,498	105,563
4.50%, due 3/20/48	42,251	43,563
4.50%, due 5/20/48	34,716	35,511
4.50%, due 6/20/48	57,798	59,141
4.50%, due 8/20/48	113,055	115,047
5.00%, due 8/20/45	74,181	78,081
5.00%, due 11/20/46	44,755	47,563
5.00%, due 11/20/47	44,747	46,459
5.00%, due 3/20/48	25,654	26,685
5.00%, due 6/20/48	53,534	55,163
		14,465,024
United States Treasury Bonds 3.4%
U.S. Treasury Bonds
1.875%, due 11/15/51	1,485,000	1,114,214
2.75%, due 8/15/47	235,000	210,141
2.75%, due 11/15/47	300,000	268,758
2.875%, due 11/15/46	140,000	127,641
2.875%, due 5/15/49	500,000	466,191
3.00%, due 2/15/47	815,000	761,038
	Principal Amount	Value

United States Treasury Bonds (continued)
U.S. Treasury Bonds (continued)
3.00%, due 5/15/47	$ 575,000	$ 537,445
3.00%, due 2/15/48	1,950,000	1,837,266
3.00%, due 8/15/48	715,000	675,591
3.00%, due 2/15/49	845,000	805,226
3.125%, due 5/15/48	1,525,000	1,475,855
3.375%, due 11/15/48	550,000	558,830
		8,838,196
United States Treasury Notes 33.3%
U.S. Treasury Notes
0.125%, due 7/31/23	700,000	679,000
0.125%, due 8/31/23	3,500,000	3,386,113
0.125%, due 9/15/23	2,250,000	2,174,502
0.125%, due 10/15/23	3,000,000	2,892,187
0.125%, due 1/15/24	700,000	670,059
0.125%, due 2/15/24	400,000	382,172
0.25%, due 9/30/23	2,000,000	1,934,063
0.25%, due 11/15/23	3,000,000	2,891,016
0.25%, due 3/15/24	1,400,000	1,336,727
0.25%, due 5/15/24	1,300,000	1,235,559
0.25%, due 6/15/24	300,000	284,484
0.25%, due 5/31/25	1,850,000	1,707,131
0.25%, due 6/30/25	200,000	184,141
0.25%, due 8/31/25	150,000	137,344
0.375%, due 10/31/23	1,500,000	1,449,609
0.375%, due 4/15/24	1,000,000	954,609
0.375%, due 7/15/24	400,000	379,406
0.375%, due 8/15/24	1,250,000	1,182,471
0.375%, due 9/15/24	1,700,000	1,604,508
0.375%, due 7/31/27	975,000	852,325
0.50%, due 11/30/23	500,000	483,008
0.50%, due 8/31/27	800,000	702,094
0.625%, due 12/31/27	450,000	394,330
0.75%, due 12/31/23	1,525,000	1,475,318
0.875%, due 1/31/24	1,825,000	1,765,973
1.00%, due 7/31/28	525,000	464,317
1.125%, due 2/29/28	400,000	359,656
1.125%, due 8/31/28	1,330,000	1,183,648
1.25%, due 3/31/28	200,000	180,688
1.25%, due 4/30/28	475,000	428,446
1.25%, due 5/31/28	3,900,000	3,513,047
1.25%, due 6/30/28	1,200,000	1,079,484
1.25%, due 9/30/28	485,000	434,397
1.50%, due 2/29/24	1,650,000	1,611,135
1.50%, due 1/31/27	325,000	303,443
1.75%, due 6/30/24	2,875,000	2,806,045
1.75%, due 7/31/24	2,100,000	2,047,336

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
1.875%, due 8/31/24	$ 650,000	$ 634,689
1.875%, due 2/28/27	475,000	450,879
1.875%, due 2/28/29	1,710,000	1,589,298
2.00%, due 4/30/24	4,035,000	3,964,545
2.00%, due 5/31/24	1,400,000	1,374,680
2.125%, due 7/31/24	150,000	147,375
2.25%, due 3/31/24	1,000,000	987,422
2.375%, due 3/31/29	1,550,000	1,483,701
2.375%, due 5/15/29	825,000	790,356
2.50%, due 3/31/23	100,000	99,773
2.50%, due 4/30/24	300,000	297,387
2.50%, due 5/31/24	700,000	693,684
2.50%, due 3/31/27	300,000	292,699
2.625%, due 12/31/23	150,000	149,250
2.625%, due 4/15/25	500,000	494,570
2.625%, due 5/31/27	3,350,000	3,286,664
2.75%, due 7/31/23	275,000	274,345
2.75%, due 8/31/23	8,300,000	8,278,927
2.75%, due 5/15/25	500,000	496,172
2.75%, due 6/30/25	275,000	272,862
2.75%, due 5/31/29	3,975,000	3,896,742
2.875%, due 9/30/23	2,875,000	2,872,192
2.875%, due 10/31/23	2,300,000	2,297,484
2.875%, due 11/30/23	600,000	599,227
2.875%, due 5/31/25	300,000	298,711
2.875%, due 6/15/25	2,250,000	2,241,035
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
2.875%, due 4/30/29	$ 400,000	$ 395,313
2.875%, due 5/15/32	1,560,000	1,542,450
		85,752,223
Total U.S. Government & Federal Agencies (Cost $178,113,455)		169,829,719
Total Long-Term Bonds (Cost $273,150,026)		253,595,922
Total Investments (Cost $273,150,026)	98.6%	253,595,922
Other Assets, Less Liabilities	1.4	3,703,004
Net Assets	100.0%	$ 257,298,926

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2022.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2022.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2022.
Futures Contracts
As of June 30, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	18	September 2022	$ 2,040,413	$ 2,020,500	$ (19,913)
U.S. Treasury 10 Year Notes	48	September 2022	5,769,079	5,689,500	(79,579)
U.S. Treasury 10 Year Ultra Bonds	46	September 2022	5,957,800	5,859,250	(98,550)
U.S. Treasury Long Bonds	121	September 2022	17,048,931	16,773,625	(275,306)
U.S. Treasury Ultra Bonds	11	September 2022	1,742,039	1,697,781	(44,258)
Total Long Contracts					(517,606)
Short Contracts
U.S. Treasury 2 Year Notes	(84)	September 2022	(17,748,835)	(17,641,312)	107,523
Net Unrealized Depreciation					$ (410,083)

1.	As of June 30, 2022, cash in the amount of $778,633 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Abbreviation(s):
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 70,580,297	$ —	$ 70,580,297
Foreign Government Bonds	—	8,747,782	—	8,747,782
Mortgage-Backed Securities	—	4,438,124	—	4,438,124
U.S. Government & Federal Agencies	—	169,829,719	—	169,829,719
Total Long-Term Bonds	—	253,595,922	—	253,595,922
Other Financial Instruments
Futures Contracts (b)	107,523	—	—	107,523
Total Investments in Securities and Other Financial Instruments	$ 107,523	$ 253,595,922	$ —	$ 253,703,445
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (517,606)	$ —	$ —	$ (517,606)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Indexed Bond Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in securities, at value (identified cost $273,150,026)	$253,595,922
Cash	3,343,879
Cash collateral on deposit at broker for futures contracts	778,633
Receivables:
Interest	1,355,813
Variation margin on futures contracts	309,420
Other assets	5,981
Total assets	259,389,648
Liabilities
Payables:
Investment securities purchased	1,871,928
Shareholder communication	66,492
Manager (See Note 3)	53,215
Professional fees	40,778
Custodian	26,153
Trustees	3,265
Accrued expenses	28,891
Total liabilities	2,090,722
Net assets	$257,298,926
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 27,839
Additional paid-in-capital	277,657,569
277,685,408
Total distributable earnings (loss)	(20,386,482)
Net assets	$257,298,926
Initial Class
Net assets applicable to outstanding shares	$257,298,926
Shares of beneficial interest outstanding	27,839,293
Net asset value per share outstanding	$ 9.24

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 3,210,458
Other	11,401
Total income	3,221,859
Expenses
Manager (See Note 3)	398,786
Professional fees	35,451
Shareholder communication	32,664
Custodian	32,377
Trustees	3,905
Miscellaneous	18,109
Total expenses	521,292
Net investment income (loss)	2,700,567
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(8,040,939)
Futures transactions	(3,837,453)
Net realized gain (loss)	(11,878,392)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(26,925,951)
Futures contracts	(591,273)
Net change in unrealized appreciation (depreciation)	(27,517,224)
Net realized and unrealized gain (loss)	(39,395,616)
Net increase (decrease) in net assets resulting from operations	$(36,695,049)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Indexed Bond Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,700,567	$ 6,750,436
Net realized gain (loss)	(11,878,392)	4,013,523
Net change in unrealized appreciation (depreciation)	(27,517,224)	(25,022,938)
Net increase (decrease) in net assets resulting from operations	(36,695,049)	(14,258,979)
Distributions to shareholders:
Initial Class	—	(30,024,681)
Capital share transactions:
Net proceeds from sales of shares	229,538	12,804,844
Net asset value of shares issued to shareholders in reinvestment of distributions	—	30,024,681
Cost of shares redeemed	(136,453,989)	(325,959,338)
Increase (decrease) in net assets derived from capital share transactions	(136,224,451)	(283,129,813)
Net increase (decrease) in net assets	(172,919,500)	(327,413,473)
Net Assets
Beginning of period	430,218,426	757,631,899
End of period	$ 257,298,926	$ 430,218,426
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,				May 1, 2017^ through December 31, 2017
Initial Class		2021	2020	2019	2018
Net asset value at beginning of period	$ 10.30	$ 11.25	$ 10.62	$ 9.80	$ 10.04	$ 10.00
Net investment income (loss) (a)	0.08	0.14	0.18	0.27	0.26	0.13
Net realized and unrealized gain (loss)	(1.14)	(0.36)	0.60	0.55	(0.33)	0.01
Total from investment operations	(1.06)	(0.22)	0.78	0.82	(0.07)	0.14
Less distributions:
From net investment income	—	(0.31)	(0.13)	—	(0.17)	(0.10)
From net realized gain on investments	—	(0.42)	(0.02)	—	—	(0.00)‡
Total distributions	—	(0.73)	(0.15)	—	(0.17)	(0.10)
Net asset value at end of period	$ 9.24	$ 10.30	$ 11.25	$ 10.62	$ 9.80	$ 10.04
Total investment return (b)	(10.29)%(c)	(1.95)%	7.40%	8.37%(c)	(0.67)%	1.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69%††	1.26%	1.59%	2.66%	2.67%	1.92%††
Net expenses (d)	0.33%††	0.30%	0.29%	0.30%	0.31%	0.37%††
Portfolio turnover rate (e)	94%	239%	191%	65%	143%	104%(f)
Net assets at end of period (in 000's)	$ 257,299	$ 430,218	$ 757,632	$ 422,163	$ 362,545	$ 140,759

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 47%, 55%, 138%, 57%, 104% and 59% for the six months ended June 30, 2022 and for the years ended December 31, 2021, 2020, 2019, 2018 and for the period ended December 31, 2017, respectively.
(f)	Portfolio turnover rate is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Indexed Bond Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2017
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio's primary benchmark index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability

25

Notes to Financial Statements (Unaudited) (continued)
based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

26	MainStay VP Indexed Bond Portfolio

(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2022, are shown in the Portfolio of Investments.
27

Notes to Financial Statements (Unaudited) (continued)
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2022, the Portfolio did not have any portfolio securities on loan.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the

28	MainStay VP Indexed Bond Portfolio

normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of June 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$107,523	$107,523
Total Fair Value	$107,523	$107,523

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(517,606)	$(517,606)
Total Fair Value	$(517,606)	$(517,606)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(3,837,453)	$(3,837,453)
Total Net Realized Gain (Loss)	$(3,837,453)	$(3,837,453)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(591,273)	$(591,273)
Total Net Change in Unrealized Appreciation (Depreciation)	$(591,273)	$(591,273)

Average Notional Amount	Total
Futures Contracts Long	$ 36,928,521
Futures Contracts Short	$(23,259,962)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.25% up to $1 billion; and 0.20% in excess of $1 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.25% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.375% of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
29

Notes to Financial Statements (Unaudited) (continued)
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $398,786 and paid the Subadvisor fees of $199,393.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$273,678,424	$—	$(20,082,502)	$(20,082,502)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$26,326,732
Long-Term Capital Gains	3,697,949
Total	$30,024,681
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of U.S. government securities were $80,522 and $128,206, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $222,464 and $310,819, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:

30	MainStay VP Indexed Bond Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	24,707	$ 229,538
Shares redeemed	(13,964,000)	(136,453,989)
Net increase (decrease)	(13,939,293)	$(136,224,451)
Year ended December 31, 2021:
Shares sold	1,164,451	$ 12,804,844
Shares issued to shareholders in reinvestment of distributions	2,919,695	30,024,681
Shares redeemed	(29,666,867)	(325,959,338)
Net increase (decrease)	(25,582,721)	$(283,129,813)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
32

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781627	MSVPIN10-08/22
(NYLIAC) NI555

MainStay VP Janus Henderson Balanced Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	-17.12%	-10.50%	8.44%	9.04%	0.57%
Service Class Shares	2/17/2012	-17.22	-10.72	8.17	8.77	0.82

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-19.96%	-10.62%	11.31%	12.96%
Bloomberg U.S. Aggregate Bond Index[3]	-10.35	-10.29	0.88	1.54
Janus Balanced Composite Index[4]	-15.63	-10.22	6.85	7.93
Morningstar Allocation - 50% to 70% Equity Category Average[5]	-14.76	-11.35	5.23	6.49

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
4.	The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg U.S. Aggregate Bond Index (45% weighted).
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$828.80	$2.58	$1,021.97	$2.86	0.57%
Service Class Shares	$1,000.00	$827.80	$3.72	$1,020.73	$4.11	0.82%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of June 30, 2022 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.375%-3.25%, due 2/29/24–5/15/32
2.	Microsoft Corp.
3.	U.S. Treasury Bonds, 1.375%-2.75%, due 11/15/40–2/15/52
4.	UMBS, 30 Year, 2.50%-6.00%, due 2/1/37–7/1/52
5.	UMBS, Single Family, 30 Year, 2.50%-4.50%, due 7/25/52
6.	Apple, Inc.
7.	Alphabet, Inc., Class C
8.	UnitedHealth Group, Inc.
9.	Amazon.com, Inc.
10.	Bank of America Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, Greg Wilensky and Michael Keough of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.
How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Janus Henderson Balanced Portfolio returned −17.12% for Initial Class shares and −17.22% for Service Class shares. Over the same period, both share classes outperformed the −19.96% return of the S&P 500® Index, the Portfolio’s primary benchmark, and underperformed the −10.35% return of the Bloomberg U.S. Aggregate Bond Index, a secondary benchmark of the Portfolio. For the six months ended June 30, 2022, both share classes underperformed the −15.63% return of the Janus Balanced Composite Index, an additional benchmark of the Portfolio, and the −14.76% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Volatility was prevalent across asset classes as the U.S. Federal Reserve (the “Fed”) sought to bring inflation back within its target range through aggressive tightening. Two rate hikes and continued hawkish rhetoric had markets weighing the potential for recession, with both rates and risk assets selling off during the reporting period, thereby contributing to the Portfolio’s negative return.
What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?
The Portfolio outperformed the S& P 500® Index as the Portfolio’s allocation to fixed income aided results at a time in which bonds, though negative, outperformed equities. The Portfolio underperformed the Janus Balanced Composite Index, a blended benchmark of the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%), partly due to the Portfolio’s bias in favor of equities at the start of the reporting period. The Portfolio shifted to a more cautious stance by the end of the reporting period. The Portfolio’s equity allocation underperformed the S&P 500® Index due, in large part, to materially underweight exposure to the strong-performing energy sector.
During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?
The consumer discretionary sector made the strongest positive contribution to the equity portion of Portfolio relative to S&P 500® Index due to strong stock selection. (Contributions take weightings and total returns into account.) Stock selection also made communication services the second-strongest contributing sector held in the equity portion of the Portfolio. Financials produced the third-strongest contributions to relative returns. All sectors generated negative total returns.
The equity portion of the Portfolio held materially underweight exposure to the strong-performing energy sector, which caused energy to be the weakest sector contributor relative to the Index. The equity portion of the Portfolio maintained a zero weight in the energy sector for much of the reporting period, but selectively added exposure in the latter half. A zero weight in utilities also detracted from returns relative to the Index. Security selection and an overweight allocation caused information technology to be the second-weakest sector contributor, followed by materials, also based on security selection and an underweight allocation. All sectors generated negative total returns.
During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?
Shares in pharmaceutical company Eli Lilly and Company made the strongest positive contribution to the absolute performance of the equity portion of the Portfolio. As a result of their more defensive nature, health care names generally held up relatively well in prevailing negative market conditions. Additionally, Eli Lilly posted strong results, reporting success with its product portfolio and pipeline, including treatments for diabetes and a new therapy for obesity that demonstrated efficacy in clinical trials.
Biopharmaceutical company AbbVie was the second-strongest positive contributor to the absolute performance of the equity portion of the Portfolio, also benefiting from the more defensive nature of health care names. Additionally, AbbVie’s strong drug pipeline helped eased market concerns regarding two of the company’s soon-to-expire drug patents. The company also executed well on its acquisition of Allergan, leveraging its purchase of the Botox maker to accelerate growth.
Insurance company Progressive was the third-strongest positive contributor to the absolute performance of the equity portion of the Portfolio. After facing inflation earlier than the rest of the economy, the insurance industry as a whole focused on raising prices, improving the outlook for margins during the reporting period. Progressive also demonstrated better growth than its peers, aided by its direct-to-consumer relationships.
The weakest contribution to the absolute performance of the equity portion of the Portfolio came from holdings in software and cloud services company Microsoft. After being strongly rewarded during the pandemic, high-growth and richly valued stocks were hit particularly hard over the reporting period as investors assessed the impact of higher interest rates. Shares in Microsoft, the largest position in the equity portion of the Portfolio, declined

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Janus Henderson Balanced Portfolio

along with those of many other growth-oriented technology names.
E-commerce company Amazon was the second-weakest contributor to the absolute performance of the equity portion of the Portfolio. During the reporting period, e-commerce spending, which spiked during the pandemic, matured to some extent. As demand for goods relative to services cooled, Amazon also dealt with higher labor costs and excess capacity in its infrastructure network, driving shares lower.
Technology conglomerate Alphabet, the parent company of Google, was the third-weakest contributor to the absolute performance of the equity portion of the Portfolio, with shares losing ground, along with those of many other growth-oriented technology companies. Alphabet was another of the largest positions in the equity portion of the Portfolio.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
The equity portion of the Portfolio initiated a position in investment bank and financial services company JPMorgan Chase & Co. Banking stocks were weak during the reporting period due to concerns regarding capital requirements and the implications of a possible recession for credit quality. Compared with other banks, JPMorgan Chase also had more capital markets exposure, which caused additional weakness. We believe the market is missing the benefits that the company will see from the growth in net interest income given the rise in rates. In our opinion, market conditions presented an attractive opportunity to buy a high-quality bank that can gain market share and return capital to shareholders. The Portfolio also initiated a position in off-price apparel and home fashions retailer The TJX Companies. Many large retailers over-ordered as a result of pandemic-driven conditions, creating an excess of home accessories and apparel. We expect TJX to benefit from this excess of goods. Additionally, pressure to return to work could be a catalyst for apparel and accessory sales, which would be a tailwind for TJX. We also appreciate the company’s efforts to grow its store base and free-cash flows, as well as its efforts to return money back to shareholders via dividends and buybacks.
The equity portion of the Portfolio sold its position in automotive technology supplier Aptiv. Rising gas prices and higher interest rates put pressure on auto sales, and semiconductor shortages challenged Aptiv directly. Additionally, we believed Aptiv was under-earning, and viewed a quick catch-up to historical earnings levels unlikely given the leverage the company took on to conduct a recent acquisition. The Portfolio also sold its position in cloud-based software company Salesforce. Our concerns regarding the company’s valuation relative to its growth prospects, along with concerns related to its long-term asset allocation and capital allocation strategy, led to the sale.
How did sector weightings change in the equity portion of the Portfolio during the reporting period?
During the reporting period, the equity portion of the Portfolio increased its exposure to financials, health care, industrials, consumer staples and energy, while decreasing its exposure to communication services, consumer discretionary, information technology, materials and real estate.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the largest overweight position in the equity portion of the Portfolio was in the consumer discretionary sector. The second largest overweight position was in information technology. The most significantly underweight position as of the same date was in energy, followed by real estate. As of June 30, 2022, the Portfolio did not hold stocks in the utilities sectors.
What was the duration2 strategy of the fixed-income portion of the Portfolio during the reporting period?
As of June 30, 2022, the duration of the fixed-income portion of the Portfolio was 5.98 years, or approximately 94% of the Bloomberg U.S. Aggregate Bond Index. The Portfolio entered the year with underweight exposure to duration based on the expectation that interest rates would rise and the yield curve3 would flatten. While we did not anticipate the speed and magnitude of the change, the Portfolio’s positioning benefited relative results amid the sharp rise in rates. The Portfolio maintained lower duration relative to the Index, which continued to aid results in the latter half of the reporting period as the entire yield curve again shifted higher.
What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?
As mentioned above, expectations of higher interest rates led us to maintain the Portfolio’s underweight exposure to duration, which aided relative results. Concern regarding the Fed’s ability to manage the challenges it faced in terms of reining in inflation while orchestrating a soft landing for the economy led us to maintain the Portfolio’s relatively conservative allocation to
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality-typically U.S. Treasury issues-across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

spread4 product, even as spreads widened. We adjusted the composition of spread product exposure, shifting to higher credit-quality securities and decreasing overall exposure to corporate bonds (largely by reducing high-yield exposure) and securitized credit. Amid the market volatility, however, the Portfolio’s high-yield allocation was the largest relative detractor from performance during the reporting period. The Portfolio added exposure to mortgage-backed securities (MBS) as the asset class came under excessive pressure from high interest-rate volatility and concerns about future excess supply due to the Fed’s looming quantitative tightening program (QT). Broad-based selling in the MBS market afforded the Portfolio the opportunity to purchase assets we believed offered favorable risk-adjusted returns, and security selection within MBS aided relative results.
During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
Strong security selection within MBS was among the top relative contributors to performance for the fixed income portion of the Portfolio. Out-of-index exposures to Treasury Inflation-Protected Securities (TIPS) and bank loans were modest positive contributors, although the Portfolio exited both positions early in the reporting period.
An out-of-index allocation to high-yield corporate bonds was the largest detractor from Portfolio performance amid the prevailing sell-off in risk assets, although exposure to high-yield corporates only represented approximately 5% of the fixed income portion of the Portfolio. An underweight allocation to Treasury securities detracted from performance, as did security selection within commercial mortgage-backed securities (CMBS).
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
Given the uncertainty in the economic outlook, the largest asset allocation change in the fixed-income portion of the Portfolio was a trimming of corporate credit exposure, particularly holdings in high yield. Believing that much of the rate volatility was behind us and that the prospect of QT was priced into the market, we largely reallocated the Portfolio’s capital from corporate credit to agency and non-agency mortgages, as well as to Treasury securities.
During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?
On a corporate industry basis, the fixed-income portion of the Portfolio increased its exposure to banking and retailers while decreasing exposure to health care and technology.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, relative to the Bloomberg U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio held underweight exposure to corporate credit and MBS. It held roughly neutral weight in Treasury securities and zero weight in government-related securities. As of the same date, the fixed income portion of the Portfolio held overweight exposure to CMBS and ABS, and out-of-index positions in high-yield corporate credit, collateralized mortgage obligations, collateralized loan obligations and cash.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Janus Henderson Balanced Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 43.7%
Asset-Backed Securities 2.4%
Automobile Asset-Backed Securities 0.8%
ACC Auto Trust
Series 2022-A, Class A
4.58%, due 7/15/26 (a)	$ 596,749	$ 592,116
ACM Auto Trust
Series 2022-1A, Class A
3.23%, due 4/20/29 (a)	592,290	590,286
Arivo Acceptance Auto Loan Receivables Trust
Series 2022-1A, Class A
3.93%, due 5/15/28 (a)	517,404	510,247
Carvana Auto Receivables Trust
Series 2021-P4, Class A2
0.82%, due 4/10/25	642,304	634,762
Exeter Automobile Receivables Trust
Series 2021-1A, Class D
1.08%, due 11/16/26	674,000	634,809
Series 2019-1A, Class E
5.20%, due 1/15/26 (a)	485,000	485,383
JPMorgan Chase Bank NA (a)
Series 2021-1, Class B
0.875%, due 9/25/28	273,131	265,280
Series 2021-2, Class B
0.889%, due 12/26/28	606,482	587,595
LAD Auto Receivables Trust
Series 2021-1A, Class A
1.30%, due 8/17/26 (a)	556,463	538,476
Lendbuzz Securitization Trust
Series 2022-1A, Class A
4.22%, due 5/17/27 (a)	1,265,702	1,246,156
Santander Bank Auto Credit-Linked Notes
Series 2022-A, Class B
5.281%, due 5/15/32 (a)	1,099,281	1,089,782
Santander Bank NA-SBCLN
Series 2021-1A, Class B
1.833%, due 12/15/31 (a)	289,836	281,673
Santander Drive Auto Receivables Trust
Series 2020-3, Class D
1.64%, due 11/16/26	1,630,000	1,589,626
Tesla Auto Lease Trust (a)
Series 2021-B, Class A3
0.60%, due 9/22/25	503,000	476,636
Series 2021-B, Class B
0.91%, due 9/22/25	258,000	240,821
Tricolor Auto Securitization Trust
Series 2022-1A, Class A
3.30%, due 2/18/25 (a)	191,538	189,946
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Westlake Automobile Receivables Trust
Series 2020-1A, Class D
2.80%, due 6/16/25 (a)	$ 741,000	$ 728,256
		10,681,850
Credit Card Asset-Backed Security 0.0% ‡
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A
1.54%, due 3/20/26 (a)	842,000	801,122
Other Asset-Backed Securities 1.6%
Affirm Asset Securitization Trust
Series 2021-B, Class A
1.03%, due 8/17/26 (a)	721,000	683,377
Aqua Finance Trust
Series 2021-A, Class A
1.54%, due 7/17/46 (a)	382,466	353,324
CBAM Ltd. (a)(b)
Series 2019-11RA, Class A1
2.243% (3 Month LIBOR + 1.18%), due 1/20/35	1,569,000	1,520,843
Series 2019-11RA, Class B
2.813% (3 Month LIBOR + 1.75%), due 1/20/35	400,456	381,515
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	974,150	858,727
Series 2021-1A, Class B1
1.98%, due 3/15/61	368,441	318,017
CIFC Funding 2021-VII Ltd (a)(b)
Series 2021-7A, Class A1
2.314% (3 Month LIBOR + 1.13%), due 1/23/35	483,000	466,623
Series 2021-7A, Class B
2.784% (3 Month LIBOR + 1.60%), due 1/23/35	323,837	305,367
Conn's Receivables Funding LLC
Series 2021-A, Class A
1.05%, due 5/15/26 (a)	347,713	345,582
Consumer Loan Underlying Bond CLUB Credit Trust
Series 2019-P2, Class C
4.41%, due 10/15/26 (a)	577,010	568,546
CP EF Asset Securitization I LLC
Series 2022-1A
5.96%, due 4/15/30	638,000	637,951
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A
1.76%, due 4/15/49 (a)	1,031,000	885,384

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Domino's Pizza Master Issuer LLC (a)
Series 2019-1A, Class A2
3.668%, due 10/25/49	$ 1,122,170	$ 1,015,684
Series 2018-1A, Class A2I
4.116%, due 7/25/48	893,590	871,216
HPS Loan Management Ltd.
Series 2021-16A, Class B
2.884% (3 Month LIBOR + 1.70%), due 1/23/35 (a)(b)	310,367	291,093
Jack in the Box Funding LLC (a)
Series 2019-1A, Class A2II
4.476%, due 8/25/49	978,613	938,058
Series 2019-1A, Class A23
4.97%, due 8/25/49	567,813	526,422
Libra Solutions LLC
Series 2022-1A, Class A
4.75%, due 5/15/34 (a)	521,038	515,640
Logan CLO II Ltd.
Series 2021-2A, Class A
1.397% (3 Month LIBOR + 1.15%), due 1/20/35 (a)(b)	761,109	734,178
NRZ Excess Spread-Collateralized Notes (a)
Series 2021-FHT1, Class A
3.104%, due 7/25/26	675,219	615,179
Series 2020-PLS1, Class A
3.844%, due 12/25/25	281,403	267,184
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1
1.85%, due 11/20/50 (a)	814,861	745,622
Octagon Investment Partners 48 Ltd.
Series 2020-3A, Class AR
2.213% (3 Month LIBOR + 1.15%), due 10/20/34 (a)(b)	454,000	436,534
Pagaya AI Debt Trust
Series 2022-1, Class A
2.03%, due 10/15/29 (a)	681,533	658,178
Regatta XXIII Funding Ltd.
Series 2021-4A, Class B
2.763% (3 Month LIBOR + 1.70%), due 1/20/35 (a)(b)	343,955	321,112
Theorem Funding Trust
Series 2021-1A, Class A
1.21%, due 12/15/27 (a)	331,383	323,914
Upstart Securitization Trust (a)
Series 2021-4, Class A
0.84%, due 9/20/31	536,124	516,163
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Upstart Securitization Trust (a) (continued)
Series 2021-5, Class A
1.31%, due 11/20/31	$ 347,899	$ 334,973
Series 2022-1, Class A
3.12%, due 3/20/32	1,376,463	1,345,367
Series 2022-2, Class A
4.37%, due 5/20/32	2,132,000	2,107,383
Vantage Data Centers LLC (a)
Series 2020-1A, Class A2
1.645%, due 9/15/45	1,091,000	993,354
Series 2020-2A, Class A2
1.992%, due 9/15/45	705,000	613,579
VCAT LLC
Series 2021-NPL1, Class A1
2.289%, due 12/26/50 (a)(c)	232,119	223,480
Westgate Resorts LLC
Series 2022-1A, Class A
1.788%, due 8/20/36 (a)	353,628	337,876
		22,057,445
Total Asset-Backed Securities (Cost $35,172,928)		33,540,417
Corporate Bonds 9.7%
Aerospace & Defense 0.0% ‡
General Dynamics Corp.
3.50%, due 4/1/27	456,000	447,572
Banks 3.5%
Bank of America Corp. (d)
2.087%, due 6/14/29	1,528,000	1,308,551
2.592%, due 4/29/31	2,823,000	2,394,308
3.705%, due 4/24/28	509,000	485,205
3.97%, due 3/5/29	670,000	638,875
4.376%, due 4/27/28	1,835,000	1,806,504
4.571%, due 4/27/33	1,900,000	1,849,101
Series U
5.20%, due 6/1/23 (e)	443,000	410,882
Series X
6.25%, due 9/5/24 (e)	1,172,000	1,139,184
Bank of Montreal
3.088% (5 Year Treasury Constant Maturity Rate + 1.40%), due 1/10/37 (b)	3,042,000	2,489,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of New York Mellon Corp. (The)
Series G
4.70% (5 Year Treasury Constant Maturity Rate + 4.358%), due 9/20/25 (b)(e)(f)	$ 2,024,000	$ 1,977,448
BNP Paribas SA (a)(d)
2.591%, due 1/20/28	728,000	654,826
3.132%, due 1/20/33	622,000	520,718
Citigroup, Inc. (d)
3.887%, due 1/10/28	2,060,000	1,980,593
4.412%, due 3/31/31	1,375,000	1,313,220
Series D
5.35%, due 5/15/23 (e)	537,000	499,759
Series P
5.95%, due 5/15/25 (e)	584,000	542,157
Series M
6.30%, due 5/15/24 (e)	123,000	114,792
Commonwealth Bank of Australia
3.784%, due 3/14/32 (a)	1,307,000	1,151,387
First Republic Bank
4.625%, due 2/13/47	391,000	356,341
Goldman Sachs Group, Inc. (The)
3.102%, due 2/24/33 (d)	899,000	767,814
3.50%, due 4/1/25	2,399,000	2,351,630
JPMorgan Chase & Co. (d)
2.083%, due 4/22/26	570,000	532,991
2.956%, due 5/13/31	1,316,000	1,136,213
2.963%, due 1/25/33	2,061,000	1,769,082
3.96%, due 1/29/27	1,446,000	1,410,790
4.08%, due 4/26/26	1,231,000	1,215,646
4.565%, due 6/14/30	1,056,000	1,036,731
4.586%, due 4/26/33	503,000	494,067
Series HH
4.60%, due 2/1/25 (e)	466,000	393,547
Series FF
5.00%, due 8/1/24 (e)	441,000	389,182
Morgan Stanley
1.593%, due 5/4/27 (d)	685,000	608,047
1.794%, due 2/13/32 (d)	1,226,000	964,367
2.188%, due 4/28/26 (d)	1,231,000	1,152,404
2.239%, due 7/21/32 (d)	1,900,000	1,539,195
2.484%, due 9/16/36 (d)	2,223,000	1,709,312
2.943%, due 1/21/33 (d)	2,235,000	1,915,514
4.35%, due 9/8/26	898,000	888,720
National Australia Bank Ltd.
2.99%, due 5/21/31 (a)	1,708,000	1,427,240
	Principal Amount	Value

Banks (continued)
SVB Financial Group (b)(e)
4.10% (10 Year Treasury Constant Maturity Rate + 3.064%), due 2/15/31	$ 1,382,000	$ 950,421
Series D
4.25% (5 Year Treasury Constant Maturity Rate + 3.074%), due 11/15/26	2,415,000	1,822,192
U.S. Bancorp
2.491% (5 Year Treasury Constant Maturity Rate + 0.95%), due 11/3/36 (b)	1,471,000	1,198,672
Westpac Banking Corp.
2.668% (5 Year Treasury Constant Maturity Rate + 1.75%), due 11/15/35 (b)	1,218,000	969,435
		48,276,311
Beverages 0.1%
Diageo Capital plc
1.375%, due 9/29/25	461,000	430,123
2.00%, due 4/29/30	713,000	608,243
2.125%, due 4/29/32	572,000	477,051
		1,515,417
Biotechnology 0.2%
CSL Finance plc (a)
3.85%, due 4/27/27	364,000	360,572
4.05%, due 4/27/29	901,000	884,530
4.25%, due 4/27/32	642,000	627,695
Royalty Pharma plc
3.35%, due 9/2/51	474,000	321,201
3.55%, due 9/2/50	899,000	627,711
		2,821,709
Building Materials 0.0% ‡
Standard Industries, Inc.
4.375%, due 7/15/30 (a)	336,000	265,020
Chemicals 0.2%
Axalta Coating Systems LLC
3.375%, due 2/15/29 (a)	1,696,000	1,384,563
Element Solutions, Inc.
3.875%, due 9/1/28 (a)	1,338,000	1,104,024
		2,488,587
Commercial Services 0.2%
Global Payments, Inc.
2.15%, due 1/15/27	651,000	577,803
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Global Payments, Inc. (continued)
2.90%, due 11/15/31	$ 977,000	$ 800,105
4.80%, due 4/1/26	629,000	628,973
GXO Logistics, Inc.
1.65%, due 7/15/26	885,000	772,225
2.65%, due 7/15/31	135,000	106,503
		2,885,609
Cosmetics & Personal Care 0.1%
GSK Consumer Healthcare Capital US LLC (a)
3.375%, due 3/24/27	753,000	720,719
3.375%, due 3/24/29	480,000	449,047
		1,169,766
Diversified Financial Services 0.8%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	757,000	637,635
4.625%, due 10/15/27	1,147,000	1,079,759
Air Lease Corp.
1.875%, due 8/15/26	1,020,000	881,264
3.00%, due 2/1/30	515,000	420,273
American Express Co.
4.989%, due 5/26/33 (d)	1,618,000	1,618,277
Charles Schwab Corp. (The) (b)(e)
Series H
4.00% (10 Year Treasury Constant Maturity Rate + 3.079%), due 12/1/30	661,000	508,805
Series G
5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25	3,138,000	3,098,775
Rocket Mortgage LLC (a)
2.875%, due 10/15/26	1,120,000	925,579
3.625%, due 3/1/29	708,000	556,715
3.875%, due 3/1/31	729,000	546,232
4.00%, due 10/15/33	850,000	603,500
		10,876,814
Electric 0.5%
Algonquin Power & Utilities Corp.
4.75% (5 Year Treasury Constant Maturity Rate + 3.249%), due 1/18/82 (b)(f)	1,338,000	1,110,515
	Principal Amount	Value

Electric (continued)
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(e)	$ 717,000	$ 589,733
Duquesne Light Holdings, Inc.
2.775%, due 1/7/32 (a)	1,005,000	823,612
NextEra Energy Capital Holdings, Inc.
1.875%, due 1/15/27	1,582,000	1,426,832
2.44%, due 1/15/32	470,000	391,441
NRG Energy, Inc.
3.375%, due 2/15/29 (a)(f)	1,057,000	852,375
3.625%, due 2/15/31 (a)	1,195,000	936,868
6.625%, due 1/15/27	332,000	325,153
		6,456,529
Electronics 0.2%
Allegion US Holding Co., Inc.
5.411%, due 7/1/32	1,299,000	1,290,211
Trimble, Inc.
4.75%, due 12/1/24 (f)	1,238,000	1,244,004
4.90%, due 6/15/28	672,000	655,023
		3,189,238
Food 0.4%
JBS Finance Luxembourg SARL
3.625%, due 1/15/32 (a)	551,000	444,933
JBS USA LUX SA (a)
3.00%, due 5/15/32	795,000	610,529
4.375%, due 2/2/52	1,209,000	855,029
5.50%, due 1/15/30	1,130,000	1,069,318
6.50%, due 4/15/29	247,000	248,482
Mondelez International, Inc.
2.75%, due 4/13/30	80,000	70,257
Performance Food Group, Inc.
4.25%, due 8/1/29 (a)	1,875,000	1,565,625
Pilgrim's Pride Corp.
3.50%, due 3/1/32 (a)	1,271,000	992,969
		5,857,142
Food Service 0.1%
Aramark Services, Inc.
6.375%, due 5/1/25 (a)	1,470,000	1,438,175
Healthcare-Services 0.6%
Centene Corp.
2.45%, due 7/15/28	1,025,000	854,891
3.00%, due 10/15/30	1,079,000	894,221
4.25%, due 12/15/27	3,132,000	2,923,628

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Services (continued)
HCA, Inc.
5.375%, due 9/1/26	$ 220,000	$ 218,149
5.50%, due 6/15/47	226,000	201,599
5.625%, due 9/1/28	310,000	304,946
5.875%, due 2/15/26	286,000	287,467
5.875%, due 2/1/29	459,000	459,351
Molina Healthcare, Inc.
4.375%, due 6/15/28 (a)	2,834,000	2,531,530
		8,675,782
Insurance 0.5%
Athene Global Funding (a)
1.716%, due 1/7/25	599,000	558,933
1.73%, due 10/2/26	1,988,000	1,725,269
2.646%, due 10/4/31	1,875,000	1,495,585
2.717%, due 1/7/29	1,235,000	1,048,844
Brown & Brown, Inc.
4.20%, due 3/17/32	369,000	335,879
4.95%, due 3/17/52 (f)	1,071,000	939,452
Prudential Financial, Inc.
3.70% (5 Year Treasury Constant Maturity Rate + 3.035%), due 10/1/50 (b)	1,486,000	1,243,856
		7,347,818
Internet 0.3%
Amazon.com, Inc.
3.00%, due 4/13/25	1,320,000	1,306,597
3.95%, due 4/13/52	624,000	576,530
4.10%, due 4/13/62	1,012,000	915,600
Netflix, Inc.
4.875%, due 4/15/28	340,000	319,957
5.875%, due 11/15/28	1,189,000	1,162,497
		4,281,181
Investment Companies 0.1%
Ares Capital Corp.
2.875%, due 6/15/27	970,000	809,633
Iron & Steel 0.1%
Allegheny Technologies, Inc.
5.875%, due 12/1/27	764,000	676,516
Reliance Steel & Aluminum Co.
4.50%, due 4/15/23	469,000	470,441
		1,146,957
	Principal Amount	Value

Media 0.1%
Charter Communications Operating LLC
2.80%, due 4/1/31	$ 811,000	$ 649,496
6.484%, due 10/23/45	256,000	248,875
Comcast Corp.
3.75%, due 4/1/40	365,000	319,908
Fox Corp.
4.03%, due 1/25/24	429,000	429,037
		1,647,316
Oil & Gas 0.0% ‡
Southwestern Energy Co.
4.75%, due 2/1/32	716,000	611,840
Pharmaceuticals 0.0% ‡
CVS Health Corp.
5.05%, due 3/25/48	617,000	590,622
Pipelines 0.1%
Energy Transfer LP
4.95%, due 6/15/28	116,000	114,305
Hess Midstream Operations LP
5.125%, due 6/15/28 (a)	992,000	890,320
		1,004,625
Real Estate Investment Trusts 0.5%
Agree LP
2.00%, due 6/15/28	684,000	584,013
2.60%, due 6/15/33 (f)	513,000	406,213
2.90%, due 10/1/30	473,000	401,076
Equinix, Inc.
2.15%, due 7/15/30	623,000	504,004
GLP Capital LP
5.25%, due 6/1/25	361,000	354,029
5.30%, due 1/15/29	86,000	82,140
5.375%, due 4/15/26	381,000	372,854
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	1,129,000	868,496
MPT Operating Partnership LP
3.50%, due 3/15/31	871,000	686,487
Rexford Industrial Realty LP
2.15%, due 9/1/31	1,345,000	1,057,323
Sun Communities Operating LP
2.70%, due 7/15/31	1,283,000	1,033,927
		6,350,562
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Retail 0.2%
Dollar General Corp.
4.125%, due 4/3/50	$ 762,000	$ 635,187
Lithia Motors, Inc.
3.875%, due 6/1/29 (a)	1,847,000	1,568,805
		2,203,992
Semiconductors 0.5%
Advanced Micro Devices, Inc.
3.924%, due 6/1/32	490,000	482,251
Analog Devices, Inc.
2.95%, due 4/1/25	676,000	662,200
Broadcom, Inc.
4.30%, due 11/15/32	719,000	653,024
Marvell Technology, Inc.
1.65%, due 4/15/26	793,000	710,385
4.875%, due 6/22/28	883,000	870,713
Microchip Technology, Inc.
2.67%, due 9/1/23	1,514,000	1,488,775
SK Hynix, Inc. (a)
1.50%, due 1/19/26	867,000	779,234
2.375%, due 1/19/31	264,000	207,924
TSMC Arizona Corp.
3.875%, due 4/22/27	916,000	912,892
		6,767,398
Software 0.3%
MSCI, Inc. (a)
3.625%, due 9/1/30	1,643,000	1,369,735
3.875%, due 2/15/31	1,122,000	959,310
4.00%, due 11/15/29	104,000	92,178
Workday, Inc.
3.50%, due 4/1/27	483,000	461,891
3.70%, due 4/1/29	363,000	339,547
3.80%, due 4/1/32	789,000	720,890
		3,943,551
Telecommunications 0.0% ‡
AT&T, Inc.
3.65%, due 9/15/59	105,000	78,640
3.80%, due 12/1/57	642,000	495,831
		574,471
Toys, Games & Hobbies 0.1%
Hasbro, Inc.
3.90%, due 11/19/29	1,490,000	1,368,216
	Principal Amount	Value

Toys, Games & Hobbies (continued)
Hasbro, Inc. (continued)
5.10%, due 5/15/44	$ 213,000	$ 190,653
6.35%, due 3/15/40	420,000	430,639
		1,989,508
Total Corporate Bonds (Cost $154,712,421)		135,633,145
Mortgage-Backed Securities 9.1%
Agency (Collateralized Mortgage Obligations) 4.2%
FNMA
REMIC, Series 2018-27, Class EA
3.00%, due 5/25/48	609,526	580,233
REMIC, Series 2019-71, Class P
3.00%, due 11/25/49	841,067	804,723
GNMA II, Single Family, 30 Year (g)
2.50%, due 7/15/52 TBA	5,173,760	4,733,990
3.00%, due 7/15/52 TBA	300,265	283,023
3.50%, due 7/15/52 TBA	3,490,939	3,391,666
UMBS, Single Family, 15 Year (g)
2.00%, due 7/25/37 TBA	2,603,869	2,430,346
2.50%, due 7/25/37 TBA	1,116,310	1,065,963
3.00%, due 7/25/37 TBA	404,515	395,214
UMBS, Single Family, 30 Year (g)
2.50%, due 7/25/52 TBA	2,179,893	1,960,030
3.00%, due 7/25/52 TBA	292,489	272,358
3.50%, due 7/25/52 TBA	19,262,265	18,523,377
4.00%, due 7/25/52 TBA	12,207,761	12,037,758
4.50%, due 7/25/52 TBA	12,597,507	12,645,240
		59,123,921
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.3%
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A
2.071% (1 Month LIBOR + 0.88%), due 9/15/34 (a)(b)	699,152	685,706
BBCMS Mortgage Trust
Series 2017-DELC, Class A
2.174% (1 Month LIBOR + 0.85%), due 8/15/36 (a)(b)	495,000	484,725
BBCMS Trust
Series 2015-SRCH, Class A2
4.197%, due 8/10/35 (a)	875,000	845,354
BPR Trust
Series 2022-OANA, Class A
3.177% (1 Month SOFR + 1.898%), due 4/15/37 (a)(b)	1,896,000	1,857,214

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a)(b)
Series 2021-VINO, Class A
1.976% (1 Month LIBOR + 0.652%), due 5/15/38	$ 259,000	$ 246,641
Series 2019-XL, Class A
2.244% (1 Month LIBOR + 0.92%), due 10/15/36	1,337,104	1,313,560
Series 2020-VKNG, Class A
2.254% (1 Month LIBOR + 0.93%), due 10/15/37	230,845	223,787
Series 2021-VOLT, Class B
2.274% (1 Month LIBOR + 0.95%), due 9/15/36	937,000	880,234
Series 2019-XL, Class B
2.404% (1 Month LIBOR + 1.08%), due 10/15/36	411,400	401,051
Series 2021-VOLT, Class D
2.974% (1 Month LIBOR + 1.65%), due 9/15/36	984,000	920,021
BX Trust (a)
Series 2021-LBA, Class AV
2.125% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,122,000	1,062,679
Series 2021-LBA, Class AJV
2.125% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,118,000	1,056,426
Series 2019-OC11, Class B
3.605%, due 12/9/41	284,000	255,938
Series 2019-OC11, Class C
3.856%, due 12/9/41	564,000	497,940
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (a)	396,000	369,983
Cold Storage Trust (a)(b)
Series 2020-ICE5, Class A
2.224% (1 Month LIBOR + 0.90%), due 11/15/37	1,480,384	1,443,194
Series 2020-ICE5, Class B
2.624% (1 Month LIBOR + 1.30%), due 11/15/37	657,621	640,274
Series 2020-ICE5, Class C
2.974% (1 Month LIBOR + 1.65%), due 11/15/37	660,570	642,317
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Credit Suisse Mortgage Capital Certificates (a)(b)
Series 2019-ICE4, Class A
2.304% (1 Month LIBOR + 0.98%), due 5/15/36	$ 1,783,000	$ 1,753,810
Series 2019-ICE4, Class C
2.754% (1 Month LIBOR + 1.43%), due 5/15/36	333,000	324,816
CSMC Trust (a)(b)
Series 2020-UNFI, Class A
4.788% (1 Month LIBOR + 3.668%), due 12/15/22	509,000	502,656
Series 2021-WEHO, Class A
5.294% (1 Month LIBOR + 3.969%), due 4/15/23	802,102	771,835
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class A
2.405% (1 Month LIBOR + 1.08%), due 7/15/38	536,697	523,219
Series 2021-ESH, Class B
2.705% (1 Month LIBOR + 1.38%), due 7/15/38	345,871	335,448
Great Wolf Trust (a)(b)
Series 2019-WOLF, Class A
2.358% (1 Month LIBOR + 1.034%), due 12/15/36	270,000	262,529
Series 2019-WOLF, Class B
2.658% (1 Month LIBOR + 1.334%), due 12/15/36	303,000	292,330
Series 2019-WOLF, Class C
2.957% (1 Month LIBOR + 1.633%), due 12/15/36	337,000	324,286
Life Mortgage Trust (a)(b)
Series 2021-BMR, Class A
2.024% (1 Month LIBOR + 0.70%), due 3/15/38	1,832,256	1,773,313
Series 2021-BMR, Class C
2.424% (1 Month LIBOR + 1.10%), due 3/15/38	908,264	867,202
Series 2022-BMR2, Class A1
2.574% (1 Month SOFR + 1.295%), due 5/15/39	1,385,000	1,350,358
Series 2022-BMR2, Class B
3.073% (1 Month SOFR + 1.794%), due 5/15/39	357,000	346,284
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
LUXE Trust
Series 2021-TRIP, Class A
2.374% (1 Month LIBOR + 1.05%), due 10/15/38 (a)(b)	$ 277,000	$ 266,667
Med Trust (a)(b)
Series 2021-MDLN, Class C
3.125% (1 Month LIBOR + 1.80%), due 11/15/38	280,000	266,994
Series 2021-MDLN, Class D
3.325% (1 Month LIBOR + 2.00%), due 11/15/38	284,000	270,452
Series 2021-MDLN, Class E
4.475% (1 Month LIBOR + 3.15%), due 11/15/38	1,262,000	1,189,127
Series 2021-MDLN, Class F
5.325% (1 Month LIBOR + 4.00%), due 11/15/38	794,000	742,403
MHC Commercial Mortgage Trust (a)(b)
Series 2021-MHC, Class A
2.125% (1 Month LIBOR + 0.801%), due 4/15/38	1,947,744	1,897,797
Series 2021-MHC, Class C
2.675% (1 Month LIBOR + 1.351%), due 4/15/38	938,912	889,407
SREIT Trust
Series 2021-MFP, Class A
2.055% (1 Month LIBOR + 0.731%), due 11/15/38 (a)(b)	136,000	129,170
TPI Re-REMIC Trust (a)
Series 2022-FRR1, Class AK33
(zero coupon), due 7/25/46	480,000	454,222
Series 2022-FRR1, Class AK34
(zero coupon), due 7/25/46	395,000	373,787
Series 2022-FRR1, Class AK35
(zero coupon), due 8/25/46	536,000	505,092
VASA Trust
Series 2021-VASA, Class A
2.224% (1 Month LIBOR + 0.90%), due 7/15/39 (a)(b)	525,000	501,281
VMC Finance LLC
Series 2021-HT1, Class A
3.262% (1 Month LIBOR + 1.65%), due 1/18/37 (a)(b)	785,617	755,359
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A
2.474% (1 Month LIBOR + 1.15%), due 2/15/40 (a)(b)	$ 497,235	$ 478,680
		31,975,568
Whole Loan (Collateralized Mortgage Obligations) 2.6%
Angel Oak Mortgage Trust (a)(h)
Series 2020-3, Class A2
2.41%, due 4/25/65	233,397	222,862
Series 2019-5, Class A1
2.593%, due 10/25/49	128,343	125,882
Series 2019-6, Class A1
2.62%, due 11/25/59	110,710	108,703
Bayview MSR Opportunity Master Fund Trust (a)
Series 2021-5, Class AF
1.434% (SOFR 30A + 0.85%), due 11/25/51 (b)	959,273	891,486
Series 2022-2, Class A1
3.00%, due 12/25/51 (h)	1,905,378	1,691,251
Chase Mortgage Finance Corp.
Series 2021-CL1, Class M1
2.126% (SOFR 30A + 1.20%), due 2/25/50 (a)(b)	992,723	944,682
CIM Trust
Series 2021-NR1, Class A1
2.569%, due 7/25/55 (a)(c)	661,304	630,975
COLT Mortgage Loan Trust (a)(h)
Series 2020-3, Class A1
1.506%, due 4/27/65	90,865	87,060
Series 2020-2, Class A1
1.853%, due 3/25/65	36,986	36,501
Connecticut Avenue Securities Trust (a)(b)
Series 2021-R03, Class 1M2
2.576% (SOFR 30A + 1.65%), due 12/25/41	612,000	544,967
Series 2022-R05, Class 2M1
2.826% (SOFR 30A + 1.90%), due 4/25/42	731,197	719,159
Series 2022-R04, Class 1M1
2.926% (SOFR 30A + 2.00%), due 3/25/42	644,488	631,883
Series 2022-R03, Class 1M1
3.026% (SOFR 30A + 2.10%), due 3/25/42	1,497,586	1,471,136

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust (a)(b) (continued)
Series 2022-R06, Class 1M1
3.698% (SOFR 30A + 2.75%), due 5/25/42	$ 489,000	$ 487,768
Series 2019-R07, Class 1M2
3.724% (1 Month LIBOR + 2.10%), due 10/25/39	111,832	111,013
Series 2019-R03, Class 1M2
3.774% (1 Month LIBOR + 2.15%), due 9/25/31	108,938	108,739
Series 2019-R02, Class 1M2
3.924% (1 Month LIBOR + 2.30%), due 8/25/31	43,708	43,709
Series 2022-R02, Class 2M2
3.926% (SOFR 30A + 3.00%), due 1/25/42	706,000	650,810
Series 2022-R05, Class 2M2
3.926% (SOFR 30A + 3.00%), due 4/25/42	521,000	495,184
Series 2018-R07, Class 1M2
4.024% (1 Month LIBOR + 2.40%), due 4/25/31	143,741	143,100
FHLMC STACR REMIC Trust (a)(b)
Series 2020-DNA6, Class M2
2.926% (SOFR 30A + 2.00%), due 12/25/50	1,021,000	1,004,531
Series 2022-HQA1, Class M1A
3.026% (SOFR 30A + 2.10%), due 3/25/42	654,977	649,365
Series 2021-HQA1, Class M2
3.176% (SOFR 30A + 2.25%), due 8/25/33	1,395,000	1,292,318
Series 2020-HQA2, Class M2
4.724% (1 Month LIBOR + 3.10%), due 3/25/50	318,768	316,196
Series 2020-HQA4, Class M2
4.774% (1 Month LIBOR + 3.15%), due 9/25/50	52,281	52,215
FHLMC STACR Trust
Series 2019-DNA4, Class M2
3.574% (1 Month LIBOR + 1.95%), due 10/25/49 (a)(b)	34,911	34,599
FHLMC Structured Agency Credit Risk Debt Notes (a)(b)
Series 2021-DNA2, Class M2
3.226% (SOFR 30A + 2.30%), due 8/25/33	372,000	351,648
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC Structured Agency Credit Risk Debt Notes (a)(b) (continued)
Series 2020-HQA5, Class M2
3.526% (SOFR 30A + 2.60%), due 11/25/50	$ 1,165,993	$ 1,158,772
Series 2022-DNA5, Class M1A
3.729% (SOFR 30A + 2.95%), due 6/25/42	961,000	961,601
Flagstar Mortgage TrustV
Series 2021-13IN, Class A2
3.00%, due 12/30/51 (a)(h)	1,398,582	1,244,976
FNMA (b)
Series 2021-R02, Class 2M2
2.926% (SOFR 30A + 2.00%), due 11/25/41 (a)	1,891,000	1,687,682
Series 2017-C01, Class 1M2
5.174% (1 Month LIBOR + 3.55%), due 7/25/29	403,191	411,783
Series 2016-C06, Class 1M2
5.874% (1 Month LIBOR + 4.25%), due 4/25/29	303,463	313,773
Series 2015-C01, Class 1M2
5.924% (1 Month LIBOR + 4.30%), due 2/25/25	306,548	309,751
Series 2014-C04, Class 1M2
6.524% (1 Month LIBOR + 4.90%), due 11/25/24	48,343	49,708
Series 2015-C03, Class 1M2
6.624% (1 Month LIBOR + 5.00%), due 7/25/25	244,953	247,714
Series 2015-C04, Class 1M2
7.324% (1 Month LIBOR + 5.70%), due 4/25/28	252,638	263,755
GCAT Trust
Series 2022-INV1, Class A1
3.00%, due 12/25/51 (a)(h)	2,528,976	2,249,190
Mello Mortgage Capital Acceptance (a)
Series 2021-INV2, Class A11
1.876% (SOFR 30A + 0.95%), due 8/25/51 (b)	678,476	634,476
Series 2021-INV3, Class A11
1.876% (SOFR 30A + 0.95%), due 10/25/51 (b)	846,779	791,849
Series 2021-INV4, Class A3
2.50%, due 12/25/51 (h)	429,478	366,113
Series 2022-INV1, Class A2
3.00%, due 3/25/52 (h)	1,711,534	1,516,111
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
New Residential Mortgage Loan Trust
Series 2018-2A, Class A1
4.50%, due 2/25/58 (a)(h)	$ 162,217	$ 160,422
OBX Trust (a)(h)
Series 2021-INV3, Class A3
2.50%, due 10/25/51	417,999	357,144
Series 2022-INV1, Class A1
3.00%, due 12/25/51	1,920,027	1,704,549
Series 2022-INV1, Class A18
3.00%, due 12/25/51	814,353	706,165
Oceanview Mortgage Trust
Series 2022-1, Class A1
3.00%, due 12/25/51 (a)(h)	1,029,067	913,420
PRPM LLC (a)(c)
Series 2021-9, Class A1
2.363%, due 10/25/26	906,806	851,313
Series 2021-10, Class A1
2.487%, due 10/25/26	1,016,837	960,698
Series 2020-4, Class A1
2.951%, due 10/25/25	619,688	599,452
Series 2022-2, Class A1
5.00%, due 3/25/27	1,543,517	1,511,451
RCKT Mortgage Trust
Series 2021-3, Class A21
1.384% (SOFR 30A + 0.80%), due 7/25/51 (a)(b)	614,652	569,167
Sequoia Mortgage Trust (a)
Series 2013-5, Class A1
2.50%, due 5/25/43 (i)	187,204	170,943
Series 2020-2, Class A19
3.50%, due 3/25/50 (h)	66,812	61,318
Spruce Hill Mortgage Loan Trust (a)(h)
Series 2020-SH1, Class A1
2.521%, due 1/28/50	16,146	16,007
Series 2020-SH1, Class A2
2.624%, due 1/28/50	84,906	84,166
UWM Mortgage Trust (a)
Series 2021-INV1, Class A9
1.484% (SOFR 30A + 0.90%), due 8/25/51 (b)	814,650	759,241
Series 2021-INV4, Class A3
2.50%, due 12/25/51 (h)	333,533	285,899
		35,766,351
Total Mortgage-Backed Securities (Cost $130,992,900)		126,865,840
	Principal Amount	Value
U.S. Government & Federal Agencies 22.5%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.0%
FHLMC Gold Pools, Other
3.00%, due 6/1/43	$ 10,402	$ 9,622
3.50%, due 7/1/42	25,259	24,698
3.50%, due 8/1/42	28,978	28,343
3.50%, due 8/1/42	26,895	26,306
3.50%, due 2/1/43	146,410	143,173
3.50%, due 2/1/44	191,193	186,985
3.50%, due 1/1/47	52,451	51,342
4.50%, due 5/1/44	371,019	380,911
UMBS, 15 Year
2.50%, due 12/1/33	931,207	913,353
2.50%, due 11/1/34	174,295	167,415
2.50%, due 11/1/34	227,328	218,467
3.00%, due 5/1/31	799,074	798,403
3.00%, due 9/1/32	172,674	171,146
3.00%, due 10/1/32	64,204	63,636
3.00%, due 1/1/33	107,739	106,454
3.00%, due 10/1/34	102,582	101,354
3.00%, due 10/1/34	223,005	220,344
UMBS, 30 Year
2.50%, due 1/1/50	46,031	41,689
2.50%, due 8/1/50	74,014	67,520
2.50%, due 8/1/50	26,615	24,280
2.50%, due 9/1/50	136,346	124,383
2.50%, due 1/1/52	162,648	147,525
2.50%, due 1/1/52	268,771	243,910
2.50%, due 2/1/52	382,400	346,222
2.50%, due 3/1/52	58,316	52,821
3.00%, due 1/1/45	110,430	105,071
3.00%, due 10/1/46	593,100	561,358
3.00%, due 4/1/47	13,919	13,115
3.00%, due 8/1/49	145,042	135,999
3.00%, due 8/1/49	56,872	53,117
3.00%, due 10/1/49	98,819	92,294
3.00%, due 11/1/49	100,208	93,591
3.00%, due 11/1/49	261,370	244,113
3.00%, due 12/1/49	63,001	58,841
3.00%, due 12/1/49	148,247	138,458
3.00%, due 12/1/49	147,680	137,930
3.00%, due 3/1/50	49,309	46,055
3.00%, due 2/1/52	220,456	207,117
3.00%, due 2/1/52	165,845	155,994
3.00%, due 3/1/52	229,734	215,926
3.50%, due 12/1/44	380,700	374,117
3.50%, due 7/1/46	103,243	101,075
3.50%, due 9/1/47	226,874	221,824

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.50%, due 12/1/47	$ 769,296	$ 752,157
3.50%, due 2/1/48	182,655	178,584
3.50%, due 3/1/50	3,098	3,005
3.50%, due 2/1/52	666,245	642,060
3.50%, due 4/1/52	84,155	81,999
3.50%, due 4/1/52	70,475	68,669
3.50%, due 4/1/52 (j)	262,119	254,789
3.50%, due 4/1/52 (j)	237,508	230,866
3.50%, due 5/1/52	1,764,367	1,702,026
3.50%, due 6/1/52 (j)	1,079,243	1,045,134
4.00%, due 3/1/47	28,902	29,105
4.00%, due 3/1/48	139,086	139,724
4.00%, due 4/1/48	2,124	2,123
4.00%, due 4/1/48	182,352	182,884
4.00%, due 5/1/48	384,737	385,438
4.50%, due 3/1/48	130,455	131,915
4.50%, due 12/1/48	185,625	191,381
5.00%, due 9/1/48	8,595	8,796
6.00%, due 4/1/40	403,034	441,690
		14,088,642
Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.9%
FNMA, Other
3.00%, due 2/1/43	15,206	14,429
3.00%, due 5/1/43	74,465	70,648
3.00%, due 2/1/57	880,737	825,644
3.00%, due 6/1/57	14,279	13,386
3.50%, due 8/1/56	1,048,105	1,020,902
4.50%, due 6/1/45	129,967	133,437
5.00%, due 7/1/44	223,783	232,250
UMBS, 15 Year
2.50%, due 11/1/34	236,926	227,691
3.00%, due 10/1/34	104,026	102,782
3.00%, due 11/1/34	20,840	20,591
3.00%, due 12/1/34	22,175	21,889
UMBS, 20 Year
2.00%, due 2/1/42	2,611	2,334
UMBS, 30 Year
2.50%, due 1/1/50	104,319	94,575
2.50%, due 8/1/50	144,433	131,760
2.50%, due 10/1/50	115,464	104,671
2.50%, due 1/1/52	846,598	767,155
2.50%, due 2/1/52	4,174,986	3,781,595
2.50%, due 3/1/52	617,093	559,380
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.50%, due 3/1/52	$ 1,663,706	$ 1,506,936
2.50%, due 3/1/52	47,292	42,805
2.50%, due 3/1/52	136,022	122,996
2.50%, due 3/1/52	118,172	107,037
2.50%, due 3/1/52	1,713,302	1,549,231
2.50%, due 3/1/52	148,423	134,209
3.00%, due 1/1/43	48,094	45,958
3.00%, due 1/1/46	2,131	2,017
3.00%, due 9/1/46	767,361	733,273
3.00%, due 2/1/47	6,215,088	5,938,073
3.00%, due 3/1/47	472,812	448,093
3.00%, due 8/1/49	171,630	160,328
3.00%, due 9/1/49	38,743	36,715
3.00%, due 2/1/52	813,827	759,494
3.00%, due 3/1/52	2,876,783	2,684,719
3.00%, due 3/1/52	917,701	856,503
3.00%, due 3/1/52	825,736	774,407
3.00%, due 4/1/52	697,184	655,279
3.00%, due 4/1/52	614,924	576,804
3.00%, due 4/1/52	2,181,167	2,035,540
3.50%, due 12/1/45	88,727	86,867
3.50%, due 7/1/46	283,408	277,118
3.50%, due 3/1/47	76,888	75,198
3.50%, due 7/1/47	68,124	66,626
3.50%, due 8/1/47	89,885	87,899
3.50%, due 8/1/47	80,825	79,915
3.50%, due 12/1/47	23,355	23,092
3.50%, due 12/1/47	38,686	37,918
3.50%, due 1/1/48	216,603	211,746
3.50%, due 3/1/48	34,560	33,873
3.50%, due 7/1/48	1,758,823	1,720,182
3.50%, due 4/1/52	126,434	123,921
3.50%, due 4/1/52	336,702	328,075
3.50%, due 4/1/52	606,565	590,084
3.50%, due 4/1/52	97,129	94,641
3.50%, due 4/1/52	208,400	202,522
3.50%, due 5/1/52 (j)	351,714	340,973
3.50%, due 6/1/52	2,204,226	2,122,417
3.50%, due 6/1/52	704,219	678,518
3.50%, due 6/1/52 (j)	1,876,579	1,825,591
3.50%, due 7/1/52 (j)	267,678	260,405
4.00%, due 1/1/48	470,313	472,461
4.00%, due 1/1/48	818,199	820,574
4.00%, due 3/1/48	139,644	139,920
4.00%, due 2/1/49	117,485	117,589
4.50%, due 11/1/42	61,682	63,663
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.50%, due 10/1/44	$ 196,578	$ 202,416
4.50%, due 3/1/45	286,207	294,703
4.50%, due 2/1/46	311,322	321,290
4.50%, due 3/1/48	147,648	149,533
4.50%, due 8/1/48	84,599	85,235
5.00%, due 5/1/48	121,633	125,381
6.00%, due 2/1/37	25,021	27,407
		39,383,289
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.5%
GNMA I, 30 Year
4.00%, due 1/15/45	436,340	446,877
4.00%, due 7/15/47	319,517	323,115
4.00%, due 8/15/47	33,988	35,037
4.00%, due 11/15/47	27,398	28,297
4.00%, due 12/15/47	72,606	74,111
4.50%, due 8/15/46	471,144	493,592
GNMA II, 30 Year
3.00%, due 7/20/51	1,512,550	1,430,354
3.00%, due 8/20/51	3,423,016	3,235,547
4.00%, due 8/20/47	20,714	20,847
4.00%, due 8/20/47	52,315	52,755
4.00%, due 8/20/47	16,597	16,751
4.00%, due 6/20/48	218,518	219,626
4.50%, due 2/20/48	46,332	47,739
4.50%, due 5/20/48	35,135	35,850
4.50%, due 5/20/48	101,033	103,011
5.00%, due 8/20/48	272,481	280,192
		6,843,701
United States Treasury Bonds 4.5%
U.S. Treasury Bonds
1.375%, due 11/15/40	2,707,000	1,949,569
1.375%, due 8/15/50	8,806,800	5,797,007
1.75%, due 8/15/41	17,233,000	13,108,524
1.875%, due 2/15/51	4,236,100	3,177,571
2.00%, due 11/15/41	9,329,000	7,409,267
2.25%, due 2/15/52	17,598,000	14,482,604
2.375%, due 2/15/42	13,586,000	11,520,503
2.75%, due 8/15/42	6,229,900	5,589,632
		63,034,677
United States Treasury Notes 13.6%
U.S. Treasury Notes
0.375%, due 1/31/26	4,346,900	3,952,623
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
0.625%, due 7/31/26	$ 5,191,000	$ 4,707,588
0.75%, due 4/30/26	10,272,000	9,416,535
0.875%, due 6/30/26	14,227,000	13,060,497
0.875%, due 9/30/26	8,254,200	7,538,406
1.125%, due 8/31/28	8,178,100	7,278,189
1.25%, due 11/30/26	7,697,300	7,127,519
1.50%, due 2/29/24	7,477,000	7,300,882
1.50%, due 2/15/25	1,227,000	1,179,262
1.75%, due 3/15/25	348,000	336,432
2.75%, due 4/30/27	62,306,200	61,464,093
2.75%, due 5/31/29	3,156,000	3,093,866
2.875%, due 4/30/29	3,789,000	3,744,598
2.875%, due 5/15/32	44,521,000	44,020,139
3.25%, due 6/30/27	15,228,000	15,376,711
		189,597,340
Total U.S. Government & Federal Agencies (Cost $331,813,580)		312,947,649
Total Long-Term Bonds (Cost $652,691,829)		608,987,051

	Shares
Common Stocks 55.3%
Aerospace & Defense 1.2%
General Dynamics Corp.	46,987	10,395,874
L3Harris Technologies, Inc.	27,455	6,635,873
		17,031,747
Air Freight & Logistics 1.2%
United Parcel Service, Inc., Class B	89,928	16,415,457
Banks 1.7%
Bank of America Corp.	487,351	15,171,236
JPMorgan Chase & Co.	77,598	8,738,311
		23,909,547
Beverages 1.1%
Constellation Brands, Inc., Class A	17,428	4,061,769
Monster Beverage Corp. (k)	127,824	11,849,285
		15,911,054
Biotechnology 1.2%
AbbVie, Inc.	110,198	16,877,926

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Janus Henderson Balanced Portfolio

	Shares	Value
Common Stocks (continued)
Building Products 0.3%
Trane Technologies plc	35,393	$ 4,596,489
Capital Markets 2.4%
Charles Schwab Corp. (The)	80,680	5,097,362
CME Group, Inc.	48,104	9,846,889
Goldman Sachs Group, Inc. (The)	22,136	6,574,835
Morgan Stanley	163,214	12,414,057
		33,933,143
Chemicals 0.3%
Corteva, Inc.	73,677	3,988,873
Communications Equipment 0.3%
Motorola Solutions, Inc.	22,968	4,814,093
Consumer Finance 0.9%
American Express Co.	85,690	11,878,348
Electrical Equipment 0.3%
Rockwell Automation, Inc.	17,362	3,460,420
Electronic Equipment, Instruments & Components 0.3%
Corning, Inc.	139,765	4,403,995
Entertainment 0.7%
Walt Disney Co. (The) (k)	103,707	9,789,941
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	30,171	14,460,357
Sysco Corp.	65,340	5,534,951
		19,995,308
Food Products 0.5%
Hershey Co. (The)	33,387	7,183,547
Health Care Equipment & Supplies 2.3%
Abbott Laboratories	112,137	12,183,685
Align Technology, Inc. (k)	14,143	3,347,224
Edwards Lifesciences Corp. (k)	34,510	3,281,556
IDEXX Laboratories, Inc. (k)	7,820	2,742,708
Intuitive Surgical, Inc. (k)	13,363	2,682,088
Medtronic plc	43,919	3,941,730
Stryker Corp.	20,412	4,060,559
		32,239,550
	Shares	Value

Health Care Providers & Services 2.3%
UnitedHealth Group, Inc.	60,993	$ 31,327,835
Hotels, Restaurants & Leisure 2.8%
Booking Holdings, Inc. (k)	3,696	6,464,267
Hilton Worldwide Holdings, Inc.	63,804	7,110,318
McDonald's Corp.	65,095	16,070,653
Starbucks Corp.	118,725	9,069,403
		38,714,641
Household Products 0.8%
Procter & Gamble Co. (The)	80,696	11,603,278
Industrial Conglomerates 0.8%
Honeywell International, Inc.	59,806	10,394,881
Insurance 1.3%
Progressive Corp. (The)	154,463	17,959,413
Interactive Media & Services 3.1%
Alphabet, Inc., Class C (k)	19,712	43,119,014
Internet & Direct Marketing Retail 2.0%
Amazon.com, Inc. (k)	263,322	27,967,430
IT Services 3.1%
Accenture plc, Class A	29,020	8,057,403
Cognizant Technology Solutions Corp., Class A	50,992	3,441,450
Fidelity National Information Services, Inc.	70,811	6,491,245
Mastercard, Inc., Class A	78,794	24,857,931
		42,848,029
Leisure Products 0.4%
Hasbro, Inc.	67,812	5,552,447
Life Sciences Tools & Services 0.9%
Thermo Fisher Scientific, Inc.	22,990	12,490,007
Machinery 1.3%
Deere & Co.	43,865	13,136,251
Parker-Hannifin Corp.	22,014	5,416,545
		18,552,796
Media 1.1%
Comcast Corp., Class A	373,137	14,641,896
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Multiline Retail 1.0%
Dollar General Corp.	57,735	$ 14,170,478
Oil, Gas & Consumable Fuels 0.3%
ConocoPhillips	49,204	4,419,011
Personal Products 0.5%
Estee Lauder Cos., Inc. (The), Class A	25,808	6,572,523
Pharmaceuticals 2.5%
Eli Lilly and Co.	56,284	18,248,961
Merck & Co., Inc.	126,933	11,572,482
Zoetis, Inc.	25,015	4,299,828
		34,121,271
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A (k)	44,729	3,292,502
Semiconductors & Semiconductor Equipment 3.4%
Advanced Micro Devices, Inc. (k)	102,514	7,839,246
Lam Research Corp.	35,314	15,049,061
NVIDIA Corp.	98,349	14,908,725
Texas Instruments, Inc.	63,162	9,704,841
		47,501,873
Software 6.2%
Adobe, Inc. (k)	32,935	12,056,186
Cadence Design Systems, Inc. (k)	29,719	4,458,741
Microsoft Corp.	258,542	66,401,342
ServiceNow, Inc. (k)	7,530	3,580,666
		86,496,935
Specialty Retail 1.5%
Home Depot, Inc. (The)	48,567	13,320,471
TJX Cos., Inc. (The)	132,441	7,396,830
		20,717,301
Technology Hardware, Storage & Peripherals 3.1%
Apple, Inc.	319,526	43,685,595
Textiles, Apparel & Luxury Goods 0.6%
NIKE, Inc., Class B	80,493	8,226,385
Total Common Stocks (Cost $552,973,263)		770,804,979
	Shares	Value
Short-Term Investments 5.1%
Affiliated Investment Company 4.9%
MainStay U.S. Government Liquidity Fund, 0.898% (l)(m)	67,965,875	$ 67,965,875
Unaffiliated Investment Company 0.2%
Invesco Government and Agency Portfolio, 1.462% (m)(n)	2,307,638	2,307,638
Total Short-Term Investments (Cost $70,273,513)		70,273,513
Total Investments (Cost $1,275,938,605)	104.1%	1,450,065,543
Other Assets, Less Liabilities	(4.1)	(57,019,164)
Net Assets	100.0%	$ 1,393,046,379

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2022.
(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2022.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $2,335,469; the total market value of collateral held by the Portfolio was $2,419,257. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $111,619. The Portfolio received cash collateral with a value of $2,307,638. (See Note 2(G))
(g)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2022, the total net market value was $57,738,965, which represented 4.1% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2022.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Janus Henderson Balanced Portfolio

(j)	Delayed delivery security.
(k)	Non-income producing security.
(l)	As of June 30, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(m)	Current yield as of June 30, 2022.
(n)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 63,091	$ 168,169	$ (163,294)	$ —	$ —	$ 67,966	$ 83	$ —	67,966
Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 33,540,417	$ —	$ 33,540,417
Corporate Bonds	—	135,633,145	—	135,633,145
Mortgage-Backed Securities	—	126,865,840	—	126,865,840
U.S. Government & Federal Agencies	—	312,947,649	—	312,947,649
Total Long-Term Bonds	—	608,987,051	—	608,987,051
Common Stocks	770,804,979	—	—	770,804,979
Short-Term Investments
Affiliated Investment Company	67,965,875	—	—	67,965,875
Unaffiliated Investment Company	2,307,638	—	—	2,307,638
Total Short-Term Investments	70,273,513	—	—	70,273,513
Total Investments in Securities	$ 841,078,492	$ 608,987,051	$ —	$ 1,450,065,543

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Janus Henderson Balanced Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,207,972,730) including securities on loan of $2,335,469	$1,382,099,668
Investment in affiliated investment companies, at value (identified cost $67,965,875)	67,965,875
Cash	67,692
Receivables:
Investment securities sold	20,165,317
Dividends and interest	3,371,033
Portfolio shares sold	1,255,496
Securities lending	340
Other assets	13,639
Total assets	1,474,939,060
Liabilities
Cash collateral received for securities on loan	2,307,638
Payables:
Investment securities purchased	78,127,113
Manager (See Note 3)	631,988
Portfolio shares redeemed	420,363
NYLIFE Distributors (See Note 3)	215,544
Shareholder communication	83,724
Professional fees	45,884
Custodian	37,199
Trustees	1,127
Accrued expenses	22,101
Total liabilities	81,892,681
Net assets	$1,393,046,379
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 99,331
Additional paid-in-capital	1,047,586,809
1,047,686,140
Total distributable earnings (loss)	345,360,239
Net assets	$1,393,046,379
Initial Class
Net assets applicable to outstanding shares	$ 360,743,749
Shares of beneficial interest outstanding	25,545,150
Net asset value per share outstanding	$ 14.12
Service Class
Net assets applicable to outstanding shares	$1,032,302,630
Shares of beneficial interest outstanding	73,785,587
Net asset value per share outstanding	$ 13.99

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 6,916,010
Dividends-unaffiliated	5,451,651
Dividends-affiliated	82,698
Securities lending, net	11,872
Total income	12,462,231
Expenses
Manager (See Note 3)	4,127,500
Distribution/Service—Service Class (See Note 3)	1,405,957
Professional fees	73,728
Shareholder communication	56,193
Custodian	48,758
Trustees	16,368
Miscellaneous	31,977
Total expenses	5,760,481
Net investment income (loss)	6,701,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	47,658,794
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(346,603,507)
Net realized and unrealized gain (loss)	(298,944,713)
Net increase (decrease) in net assets resulting from operations	$(292,242,963)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Janus Henderson Balanced Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 6,701,750	$ 13,273,610
Net realized gain (loss)	47,658,794	105,512,557
Net change in unrealized appreciation (depreciation)	(346,603,507)	132,255,579
Net increase (decrease) in net assets resulting from operations	(292,242,963)	251,041,746
Distributions to shareholders:
Initial Class	—	(19,693,563)
Service Class	—	(51,382,048)
Total distributions to shareholders	—	(71,075,611)
Capital share transactions:
Net proceeds from sales of shares	95,013,026	200,068,355
Net asset value of shares issued to shareholders in reinvestment of distributions	—	71,075,611
Cost of shares redeemed	(115,789,548)	(203,969,824)
Increase (decrease) in net assets derived from capital share transactions	(20,776,522)	67,174,142
Net increase (decrease) in net assets	(313,019,485)	247,140,277
Net Assets
Beginning of period	1,706,065,864	1,458,925,587
End of period	$1,393,046,379	$1,706,065,864
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 17.04	$ 15.21	$ 14.04	$ 12.31	$ 13.18	$ 11.82
Net investment income (loss) (a)	0.08	0.17	0.22	0.27	0.26	0.25
Net realized and unrealized gain (loss)	(3.00)	2.42	1.74	2.48	(0.14)	1.89
Total from investment operations	(2.92)	2.59	1.96	2.75	0.12	2.14
Less distributions:
From net investment income	—	(0.22)	(0.27)	(0.25)	(0.25)	(0.23)
From net realized gain on investments	—	(0.54)	(0.52)	(0.77)	(0.74)	(0.55)
Total distributions	—	(0.76)	(0.79)	(1.02)	(0.99)	(0.78)
Net asset value at end of period	$ 14.12	$ 17.04	$ 15.21	$ 14.04	$ 12.31	$ 13.18
Total investment return (b)	(17.14)%(c)	17.35%	14.32%	22.93%	0.42%	18.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%††	1.03%	1.57%	2.01%	1.93%	1.95%
Net expenses (d)	0.57%††	0.57%	0.58%	0.58%	0.58%	0.58%
Expenses (before waiver/reimbursement) (d)	0.57%††	0.57%	0.58%	0.58%	0.58%(e)	0.58%(e)
Portfolio turnover rate (f)	78%	103%	106%	98%	132%	73%
Net assets at end of period (in 000's)	$ 360,744	$ 453,022	$ 416,712	$ 404,231	$ 371,106	$ 417,996

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.
(f)	The portfolio turnover rate not including mortgage dollar rolls were 40%, 60%, 95%, 93%, 103% and 66% for the six months ended June 30, 2022 and for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Janus Henderson Balanced Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 16.90	$ 15.10	$ 13.94	$ 12.24	$ 13.11	$ 11.77
Net investment income (loss) (a)	0.06	0.12	0.18	0.24	0.22	0.22
Net realized and unrealized gain (loss)	(2.97)	2.41	1.74	2.45	(0.13)	1.88
Total from investment operations	(2.91)	2.53	1.92	2.69	0.09	2.10
Less distributions:
From net investment income	—	(0.19)	(0.24)	(0.22)	(0.22)	(0.21)
From net realized gain on investments	—	(0.54)	(0.52)	(0.77)	(0.74)	(0.55)
Total distributions	—	(0.73)	(0.76)	(0.99)	(0.96)	(0.76)
Net asset value at end of period	$ 13.99	$ 16.90	$ 15.10	$ 13.94	$ 12.24	$ 13.11
Total investment return (b)	(17.22)%	17.06%	14.03%	22.62%	0.17%	18.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%††	0.77%	1.31%	1.76%	1.69%	1.70%
Net expenses (c)	0.82%††	0.82%	0.83%	0.83%	0.83%	0.83%
Expenses (before waiver/reimbursement) (c)	0.82%††	0.82%	0.83%	0.83%	0.83%(d)	0.83%(d)
Portfolio turnover rate (e)	78%	103%	106%	98%	132%	73%
Net assets at end of period (in 000's)	$ 1,032,303	$ 1,253,044	$ 1,042,214	$ 919,661	$ 748,653	$ 730,439

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 40%, 60%, 95%, 93%, 103% and 66% for the six months ended June 30, 2022 and for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

32	MainStay VP Janus Henderson Balanced Portfolio

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular
33

Notes to Financial Statements (Unaudited) (continued)
close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

34	MainStay VP Janus Henderson Balanced Portfolio

(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(H) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(I) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of June 30, 2022, are shown in the Portfolio of Investments.
(J) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could
35

Notes to Financial Statements (Unaudited) (continued)
decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The Portfolio may invest in foreign securities, both debt and equity securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus” or the “Subadvisor”), a registered investment adviser and wholly-owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York

36	MainStay VP Janus Henderson Balanced Portfolio

Life Investments and Janus, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.54%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $4,127,500 and paid the Subadvisor fees of $1,931,236.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,277,875,267	$246,256,122	$(74,065,846)	$172,190,276
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$34,359,548
Long-Term Capital Gains	36,716,063
Total	$71,075,611
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit
37

Notes to Financial Statements (Unaudited) (continued)
Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of U.S. government securities were $357,397 and $268,075, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $841,058 and $943,411, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	237,021	$ 3,658,918
Shares redeemed	(1,279,266)	(19,617,598)
Net increase (decrease)	(1,042,245)	$ (15,958,680)
Year ended December 31, 2021:
Shares sold	572,943	$ 9,276,043
Shares issued to shareholders in reinvestment of distributions	1,225,913	19,693,563
Shares redeemed	(2,609,368)	(42,369,071)
Net increase (decrease)	(810,512)	$ (13,399,465)

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	6,009,981	$ 91,354,108
Shares redeemed	(6,361,958)	(96,171,950)
Net increase (decrease)	(351,977)	$ (4,817,842)
Year ended December 31, 2021:
Shares sold	11,911,903	$ 190,792,312
Shares issued to shareholders in reinvestment of distributions	3,222,617	51,382,048
Shares redeemed	(10,018,242)	(161,600,753)
Net increase (decrease)	5,116,278	$ 80,573,607
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay VP Janus Henderson Balanced Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
39

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
40	MainStay VP Janus Henderson Balanced Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781630	MSVPJB10-08/22
(NYLIAC) NI524

MainStay VP Floating Rate Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/2/2005	-5.19%	-3.92%	2.22%	3.07%	0.64%
Service Class Shares	5/2/2005	-5.31	-4.16	1.96	2.81	0.89

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[2]	-4.55%	-2.78%	2.91%	3.74%
Morningstar Bank Loan Category Average[3]	-5.77	-4.50	1.62	2.82

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P/LSTA Leveraged Loan Index is the Portfolio's benchmark. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.
3.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$948.10	$3.09	$1,021.62	$3.21	0.64%
Service Class Shares	$1,000.00	$946.90	$4.30	$1,020.38	$4.46	0.89%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Floating Rate Portfolio

Industry Composition as of June 30, 2022 (Unaudited)
Electronics	8.3%
Finance	6.4
Healthcare, Education & Childcare	6.1
Chemicals, Plastics & Rubber	4.6
Services: Business	4.4
Insurance	4.0
Telecommunications	3.9
Hotels, Motels, Inns & Gaming	3.8
Software	3.6
Aerospace & Defense	3.1
Containers, Packaging & Glass	3.0
Diversified/Conglomerate Manufacturing	2.6
Utilities	2.6
Broadcasting & Entertainment	2.5
Beverage, Food & Tobacco	2.5
Diversified/Conglomerate Service	2.4
Manufacturing	2.1
Buildings & Real Estate	1.9
Healthcare	1.9
Personal, Food & Miscellaneous Services	1.8
Oil & Gas	1.8
Automobile	1.7
Media	1.6
Retail Store	1.5
Entertainment	1.5
Personal & Nondurable Consumer Products	1.3
High Tech Industries	1.3
Leisure, Amusement, Motion Pictures & Entertainment	1.2
Banking	1.1
Commercial Services	1.1
Healthcare & Pharmaceuticals	1.1
Machinery (Non–Agriculture, Non–Construct & Non–Electronic)	0.9
Mining, Steel, Iron & Non–Precious Metals	0.8
Printing & Publishing	0.8
Personal & Nondurable Consumer Products (Manufacturing Only)	0.7
Retail	0.7
Personal Transportation	0.4
Chemicals	0.3%
Affiliated Investment Company	0.3
Cargo Transport	0.3
Packaging	0.3
Environmental Control	0.3
Ecological	0.2
Pharmaceuticals	0.2
Consumer Durables	0.2
Electric	0.2
Packaging & Containers	0.2
Radio and TV Broadcasting	0.1
Home and Office Furnishings, Housewares & Durable Consumer Products	0.1
Animal Food	0.1
Energy (Electricity)	0.1
Capital Equipment	0.1
Auto Manufacturers	0.1
Food	0.1
Distribution & Wholesale	0.1
Real Estate Investment Trusts	0.1
Building Materials	0.1
Real Estate	0.1
Airlines	0.1
Healthcare–Services	0.0‡
Lodging	0.0‡
Iron & Steel	0.0‡
Machinery–Diversified	0.0‡
Oil & Gas Services	0.0‡
Healthcare–Products	0.0‡
Health Care Equipment & Supplies	0.0‡
Capital Markets	0.0‡
Metals & Mining	0.0‡
Communications Equipment	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Short–Term Investments	6.6
Other Assets, Less Liabilities	–1.3
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	Nortonlifelock Inc., TBD, due 1/28/29
2.	Sunshine Luxembourg VII SARL, 6.00%, due 10/1/26
3.	Asurion LLC, 4.666%-6.916%, due 11/3/23–1/20/29
4.	UKG, Inc., 4.212%-6.212%, due 5/4/26–5/3/27
5.	Carestream Health, Inc., TBD - 9.50%, due 5/8/23–1/1/28
6.	Peraton Corp., 5.416%, due 2/1/28
7.	IRB Holding Corp., 3.756%-7.00%, due 2/5/25–12/15/27
8.	MH Sub I LLC, 4.56%-5.416%, due 9/13/24
9.	Prime Security Services Borrower LLC, 3.50%-6.25%, due 9/23/26–1/15/28
10.	Univision Communications, Inc., 4.416%-6.625%, due 3/15/24–6/24/29

8	MainStay VP Floating Rate Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Floating Rate Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Floating Rate Portfolio returned −5.19% for Initial Class shares and −5.31% for Service Class shares. Over the same period, both share classes underperformed the −4.55% return of the S&P/LSTA Leveraged Loan Index (“the Index”), which is the Portfolio’s benchmark. For the six months ended June 30, 2022, both share classes outperformed the −5.77% return of the Morningstar Bank Loan Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
The wider market in risk assets was more volatile during the reporting period due to concerns over rising interest rates, inflation and potential recessionary impact in the United States, in addition to geopolitical risks in central Europe. The market for floating-rate loans was insulated from—but not immune to—these broader performance trends, as floating rate loans generally outperformed other fixed-income assets during the first six months of 2022, including investment grade, high yield bonds and long-dated U.S. Treasury securities.
What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?
The Portfolio has historically been focused on maintaining a larger position in higher-credit-quality loans rated BB, and a smaller position in lower-credit-quality loans rated CCC and below.2 Despite this positioning, the Portfolio underperformed the Index due to out-of-Index exposure to high-yield bonds, and overweight exposure to building materials and utilities.
What was the Portfolio’s duration3 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread4 over a floating reference rate, which is tied to the London InterBank Offered Rate (“LIBOR”)5 or, in some instances, the Secured Overnight Financing Rate (“SOFR”).6 Issuers can generally borrow under a 30- to 90-day range with LIBOR or SOFR. The weighted-average time to interest rate reset on the Portfolio’s assets was generally less than 40 days during the reporting period.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Given the market dislocation and lack of new primary issues, the Portfolio’s cash balances grew modestly over the reporting period. In addition, the Portfolio also saw a modest decrease in its overweight position in BB rated credit and in its underweight position in BBB7 rated credit. We continued to maintain the Portfolio’s overweight position in B8 rated credit.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The strongest positive contributions to performance relative to the Index came from the Portfolio’s underweight exposure to health care, business equipment and leisure. (Contributions take weightings and total returns into account.) Detracting from relative performance were the Portfolio’s out-of-Index positions in high-yield bonds, and overweight positions in building materials and utilities.

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
6.	SOFR is a secured, interbank overnight interest rate established as an alternative to LIBOR.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
8.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
9

Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases during the reporting period included loans issued by NortonLifeLock and Athena Healthcare Group, reflecting our favorable view of the relative value, business prospects and management teams of these issuers. The largest sales during the same period were loans issued by City Brewing and Weight Watchers. The Portfolio sold its full positions in Weight Watchers and City Brewing loans due to concerns about both companies’ future performance.
How did the Portfolio’s sector weightings change during the reporting period?
In addition to increasing the Portfolio’s holdings during the reporting period in assets that fall outside standard industry classifications, we increased the Portfolio’s exposure to chemicals and electronics. Conversely, we reduced the Portfolio’s exposure to business equipment and building materials.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, we remain cautiously optimistic about the performance of the floating-rate market. We have maintained the Portfolio’s largest overweight sector positions in gaming, utilities and containers, as we expect these sectors to continue to outperform in the current environment. The Portfolio also maintains its most significantly underweight sector positions in electronics, business services and leisure. We continue to look for opportunities to add exposure in these underweight sectors, subject to our underwriting criteria.
From a ratings perspective, the Portfolio has moved to a smaller overweight position in credit rated BB, while maintaining an overweight position in credit rated B.
As of the end of the reporting period, average cash balances have increased as market conditions have turned more volatile, and as the calendar for new loan issues has slowed, providing fewer purchasing opportunities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Floating Rate Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 94.4%
Corporate Bonds 2.9%
Aerospace & Defense 0.1%
Howmet Aerospace, Inc.
6.875%, due 5/1/25	$ 200,000	$ 205,460
Spirit AeroSystems, Inc.
7.50%, due 4/15/25 (a)	900,000	835,875
		1,041,335
Airlines 0.1%
United Airlines, Inc. (a)
4.375%, due 4/15/26	200,000	176,234
4.625%, due 4/15/29	600,000	508,962
		685,196
Auto Manufacturers 0.1%
Ford Motor Co.
9.00%, due 4/22/25	600,000	643,428
Building Materials 0.1%
Koppers, Inc.
6.00%, due 2/15/25 (a)	500,000	464,330
Chemicals 0.1%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	330,000	263,305
SCIL IV LLC
5.375%, due 11/1/26 (a)	350,000	280,000
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	300,000	220,875
		764,180
Commercial Services 0.4%
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	850,000	775,966
PECF USS Intermediate Holding III Corp.
8.00%, due 11/15/29 (a)	80,000	63,400
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	836,596
Sotheby's/Bidfair Holdings, Inc.
5.875%, due 6/1/29 (a)	900,000	772,487
Team Health Holdings, Inc.
6.375%, due 2/1/25 (a)	500,000	349,140
		2,797,589
Distribution & Wholesale 0.1%
IAA, Inc.
5.50%, due 6/15/27 (a)	500,000	465,720
	Principal Amount	Value

Distribution & Wholesale (continued)
KAR Auction Services, Inc.
5.125%, due 6/1/25 (a)	$ 350,000	$ 332,818
		798,538
Electric 0.2%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,363,665
Entertainment 0.1%
Scientific Games International, Inc.
7.00%, due 5/15/28 (a)	900,000	844,587
Environmental Control 0.3%
GFL Environmental, Inc. (a)
3.75%, due 8/1/25	1,000,000	927,500
4.25%, due 6/1/25	500,000	471,860
4.75%, due 6/15/29	1,000,000	827,500
		2,226,860
Food 0.1%
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	240,000	214,555
U.S. Foods, Inc.
6.25%, due 4/15/25 (a)	500,000	498,750
		713,305
Healthcare-Products 0.0% ‡
Medline Borrower LP
5.25%, due 10/1/29 (a)	200,000	164,260
Healthcare-Services 0.0% ‡
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	120,000	107,728
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	310,000	276,709
Lodging 0.0% ‡
Boyd Gaming Corp.
4.75%, due 12/1/27	400,000	362,000
Machinery-Diversified 0.0% ‡
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	220,000	178,088

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Media 0.1%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	$ 370,000	$ 319,044
Univision Communications, Inc.
6.625%, due 6/1/27 (a)	600,000	571,266
		890,310
Oil & Gas Services 0.0% ‡
USA Compression Partners LP
6.875%, due 4/1/26	360,000	327,492
Packaging & Containers 0.2%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	400,000	321,000
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	924,997
Clydesdale Acquisition Holdings, Inc.
8.75%, due 4/15/30 (a)	100,000	86,257
		1,332,254
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	300,000	263,485
Organon & Co.
5.125%, due 4/30/31 (a)	600,000	517,698
		781,183
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	1,330,000	1,008,566
Real Estate Investment Trusts 0.1%
Iron Mountain, Inc.
5.00%, due 7/15/28 (a)	350,000	309,990
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	266,133
		576,123
Retail 0.3%
1011778 BC ULC
4.00%, due 10/15/30 (a)	1,040,000	834,600
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	567,733
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	1,000,000	643,814
	Principal Amount	Value

Retail (continued)
Michaels Cos., Inc. (The) (a)
5.25%, due 5/1/28	$ 450,000	$ 353,687
7.875%, due 5/1/29	600,000	395,412
		2,795,246
Software 0.1%
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	300,000	250,653
4.875%, due 7/1/29	300,000	246,300
		496,953
Telecommunications 0.2%
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (a)	280,000	251,749
LogMeIn, Inc.
5.50%, due 9/1/27 (a)	1,100,000	765,892
Lumen Technologies, Inc.
4.50%, due 1/15/29 (a)	670,000	498,744
Telesat Canada
4.875%, due 6/1/27 (a)	600,000	351,000
		1,867,385
Total Corporate Bonds (Cost $27,668,080)		23,507,310
Loan Assignments 91.5%
Aerospace & Defense 3.0%
AI Convoy (Luxembourg) SARL
USD Facility Term Loan B
5.052% (6 Month LIBOR + 3.50%), due 1/18/27 (b)	852,876	813,430
Amentum Government Services Holdings LLC (b)
First Lien Tranche Term Loan 3 4.777% - 5.597%
(3 Month LIBOR + 4.00%, 6 Month LIBOR + 4.00%), due 2/15/29	833,333	789,583
First Lien Tranche Term Loan 1
5.416% (1 Month LIBOR + 3.75%), due 1/29/27	1,106,203	1,048,127
Arcline FM Holdings LLC
First Lien Initial Term Loan
7.627% (3 Month LIBOR + 4.75%), due 6/23/28 (b)	2,906,607	2,724,944
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
3.416% (1 Month LIBOR + 1.75%), due 9/7/27 (b)	2,624,506	2,534,992

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Aerospace & Defense (continued)
Cobham Ultra U.S. Co-borrower LLC
Term Loan
TBD, due 11/17/28	$ 1,000,000	$ 953,750
Dynasty Acquisition Co., Inc. (b)
2020 Term Loan B1
5.166% (1 Month LIBOR + 3.50%), due 4/6/26	1,513,266	1,392,836
2020 Term Loan B2
5.166% (1 Month LIBOR + 3.50%), due 4/6/26	813,584	748,837
Kestrel Bidco, Inc.
Term Loan
5.03% (3 Month LIBOR + 3.00%), due 12/11/26 (b)	2,216,786	1,981,253
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
5.00% (3 Month LIBOR + 3.50%), due 5/30/25 (b)	4,332,422	4,025,543
SkyMiles IP Ltd.
Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/20/27 (b)	1,185,714	1,171,387
TransDigm, Inc. (b)
Tranche Refinancing Term Loan E
3.31% (1 Month LIBOR + 2.25%), due 5/30/25	957,938	908,444
Tranche Refinancing Term Loan F
3.916% (1 Month LIBOR + 2.25%), due 12/9/25	2,561,207	2,425,945
United AirLines, Inc.
Term Loan B
5.392% (1 Month LIBOR + 3.75%), due 4/21/28 (b)	2,765,000	2,552,095
		24,071,166
Animal Food 0.1%
Alltech, Inc.
Term Loan B
5.666% (1 Month LIBOR + 4.00%), due 10/13/28 (b)	530,667	494,847
Automobile 1.7%
American Auto Auction Group LLC
First Lien Tranche Term Loan B
7.054% (3 Month LIBOR + 5.00%), due 12/30/27 (b)	1,492,500	1,395,488
	Principal Amount	Value

Automobile (continued)
American Axle & Manufacturing, Inc.
Tranche Term Loan B
3.88% (1 Month LIBOR + 2.25%), due 4/6/24 (b)	$ 1,227,907	$ 1,184,931
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
5.62% (1 Month LIBOR + 4.50%), due 4/6/28 (b)	3,037,050	2,801,679
Belron Finance 2019 LLC
Dollar Second Incremental Term Loan
3.50% (3 Month LIBOR + 2.25%), due 10/30/26 (b)	1,218,750	1,160,859
Belron Finance U.S. LLC
First Incremental Term Loan
3.688% (3 Month LIBOR + 2.25%), due 11/13/25 (b)	965,000	931,225
Belron Group SA
Dollar Third Incremental Term Loan
3.875% (3 Month LIBOR + 2.50%), due 4/13/28 (b)	955,406	914,801
Chassix, Inc.
Initial Term Loan 7.063% - 9.25%
(3 Month LIBOR + 4.50%, 3 Month LIBOR + 5.50%), due 11/15/23 (b)	1,926,040	1,608,243
Clarios Global LP
First Lien Amendment No. 1 Dollar Term Loan
4.916% (1 Month LIBOR + 3.25%), due 4/30/26 (b)	1,275,217	1,182,764
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
4.666% (1 Month LIBOR + 3.00%), due 2/5/26 (b)	2,633,435	2,439,219
		13,619,209
Banking 1.1%
Apollo Commercial Real Estate Finance, Inc. (b)
Initial Term Loan
4.416% (1 Month LIBOR + 2.75%), due 5/15/26	1,455,000	1,302,225
Term Loan B1
5.142% (1 Month LIBOR + 3.50%), due 3/11/28	740,625	655,453
Brookfield Property REIT, Inc.
Initial Term Loan B
4.125% (1 Month LIBOR + 2.50%), due 8/27/25 (b)	1,110,357	1,062,374
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Banking (continued)
Edelman Financial Engines Center LLC (The)
First Lien 2021 Initial Term Loan
5.166% (1 Month LIBOR + 3.50%), due 4/7/28 (b)	$ 1,645,133	$ 1,509,409
Greenhill & Co., Inc.
New Term Loan
4.31% (1 Month LIBOR + 3.25%), due 4/12/24 (b)(c)	556,909	545,075
Jane Street Group LLC
Dollar Term Loan
4.416% (1 Month LIBOR + 2.75%), due 1/26/28 (b)	3,777,869	3,617,310
		8,691,846
Beverage, Food & Tobacco 2.5%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
5.416% (1 Month LIBOR + 3.75%), due 10/1/25 (b)	2,528,694	2,124,103
American Seafoods Group LLC
First Lien Tranche Term Loan B 4.16% - 4.44%
(3 Month LIBOR + 2.75%), due 8/21/23 (b)	556,478	531,436
Arctic Glacier Group Holdings, Inc.
Specified Refinancing Term Loan
5.75% (3 Month LIBOR + 3.50%), due 3/20/24 (b)(c)	619,218	534,334
CHG PPC Parent LLC
First Lien 2021-1 U.S. Term Loan
4.688% (1 Month LIBOR + 3.00%), due 12/8/28 (b)	1,316,700	1,237,698
Froneri International Ltd.
First Lien Facility Term Loan B2
3.916% (1 Month LIBOR + 2.25%), due 1/29/27 (b)	1,455,300	1,337,664
H-Food Holdings LLC
Initial Term Loan
5.354% (1 Month LIBOR + 3.688%), due 5/23/25 (b)	1,246,797	1,117,442
JBS USA Lux SA
New Term Loan
2.804% (3 Month LIBOR + 2.00%), due 5/1/26 (b)	3,300,268	3,184,759
Naked Juice LLC (b)
First Lien Initial Term Loan 4.875% - 5.404%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 1/24/29	2,000,000	1,845,000
	Principal Amount	Value

Beverage, Food & Tobacco (continued)
Naked Juice LLC (b) (continued)
Second Lien Initial Term Loan
8.154% (3 Month LIBOR + 6.00%), due 1/24/30	$ 600,000	$ 543,000
Pegasus BidCo BV
USD Term Loan
TBD, due 5/5/29	1,600,000	1,513,333
Sotheby's
2021 Second Refinancing Term Loan
5.544% (3 Month LIBOR + 4.50%), due 1/15/27 (b)	2,273,975	2,171,646
Sunshine Investments BV
Facility Term Loan B3
4.194% (3 Month LIBOR + 2.75%), due 3/28/25 (b)	2,929,796	2,871,200
United Natural Foods, Inc.
Initial Term Loan
4.775% (1 Month LIBOR + 3.25%), due 10/22/25 (b)	1,074,624	1,034,863
		20,046,478
Broadcasting & Entertainment 2.5%
Altice France SA
USD Incremental Term Loan B13
5.411% (3 Month LIBOR + 4.00%), due 8/14/26 (b)	1,206,250	1,097,687
Charter Communications Operating LLC
Term Loan B1
3.42% (1 Month LIBOR + 1.75%), due 4/30/25 (b)	2,790,584	2,711,519
Clear Channel Outdoor Holdings, Inc.
Term Loan B
4.739% (3 Month LIBOR + 3.50%), due 8/21/26 (b)	1,205,702	1,028,237
CMG Media Corp.
First Lien 2021 Term Loan B
5.166% (1 Month LIBOR + 3.50%), due 12/17/26 (b)	3,267,738	2,993,248
Gray Television, Inc. (b)
Term Loan C
3.562% (1 Month LIBOR + 2.50%), due 1/2/26	2,506,446	2,393,656
Term Loan D
4.062% (1 Month LIBOR + 3.00%), due 12/1/28	1,592,000	1,519,166

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Broadcasting & Entertainment (continued)
Nexstar Media, Inc.
Term Loan B4
4.166% (1 Month LIBOR + 2.50%), due 9/18/26 (b)	$ 1,893,194	$ 1,857,697
Numericable U.S. LLC (b)
USD Term Loan B11
3.989% (3 Month LIBOR + 2.75%), due 7/31/25	1,870,879	1,700,161
USD Term Loan B12
4.732% (3 Month LIBOR + 3.688%), due 1/31/26	954,976	866,641
Univision Communications, Inc. (b)
First Lien 2017 Replacement Repriced Term Loan
4.416% (1 Month LIBOR + 2.75%), due 3/15/24	1,446,403	1,414,763
First Lien Initial Term Loan
4.916% (1 Month LIBOR + 3.25%), due 1/31/29	2,074,800	1,973,653
First Lien 2022 Incremental Term Loan
6.254% (3 Month LIBOR + 4.25%), due 6/24/29	675,000	643,359
		20,199,787
Buildings & Real Estate 1.9%
Allspring Buyer LLC
Initial Term Loan
5.563% (3 Month LIBOR + 3.25%), due 11/1/28 (b)	1,592,782	1,521,107
Beacon Roofing Supply, Inc.
2028 Term Loan
3.916% (1 Month LIBOR + 2.25%), due 5/19/28 (b)	1,485,000	1,411,678
Core & Main LP
Tranche Term Loan B 4.124% - 4.319%
(1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 7/27/28 (b)	2,518,852	2,389,761
Cornerstone Building Brands, Inc.
Tranche Term Loan B
4.574% (1 Month LIBOR + 3.25%), due 4/12/28 (b)	2,488,413	2,052,941
Cushman & Wakefield U.S. Borrower LLC
Replacement Term Loan
4.416% (1 Month LIBOR + 2.75%), due 8/21/25 (b)	2,898,319	2,718,985
	Principal Amount	Value

Buildings & Real Estate (continued)
SRS Distribution, Inc. (b)
Term Loan
4.00% (3 Month LIBOR + 3.50%), due 6/2/28	$ 598,500	$ 549,124
2021 Refinancing Term Loan
4.019% (3 Month LIBOR + 3.50%), due 6/2/28	2,064,400	1,886,345
VC GB Holdings I Corp.
First Lien Initial Term Loan
6.377% (3 Month LIBOR + 3.50%), due 7/21/28 (b)	497,500	433,136
Wilsonart LLC
Tranche Term Loan E
5.51% (3 Month LIBOR + 3.25%), due 12/31/26 (b)	2,909,346	2,574,771
		15,537,848
Capital Equipment 0.1%
AZZ, Inc.
Initial Term Loan
5.384% (1 Month LIBOR + 4.25%), due 5/13/29 (b)	1,000,000	957,500
Cargo Transport 0.3%
Genesee & Wyoming, Inc.
Initial Term Loan
4.25% (3 Month LIBOR + 2.00%), due 12/30/26 (b)	2,453,624	2,350,027
Chemicals 0.2%
LSF11 A5 Holdco LLC
Term Loan
5.14% (1 Month LIBOR + 3.50%), due 10/15/28 (b)	1,330,000	1,241,056
Chemicals, Plastics & Rubber 4.6%
Alpha 3 BV
Initial Dollar Term Loan
4.166% (1 Month LIBOR + 2.50%), due 3/18/28 (b)	1,013,760	966,451
Aruba Investments Holdings LLC
First Lien Initial Dollar Term Loan
5.633% (1 Month LIBOR + 4.00%), due 11/24/27 (b)	528,007	488,407
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Bakelite UK Intermediate Ltd.
Term Loan
5.075% (1 Month LIBOR + 4.00%), due 5/29/29 (b)	$ 1,800,000	$ 1,665,000
Cabot Microelectronics Corp.
Term Loan B1
3.688% (1 Month LIBOR + 2.00%), due 11/17/25 (b)	775,543	771,665
Clydesdale Acquisition Holdings, Inc.
First Lien Term Loan B
5.875% (1 Month LIBOR + 4.25%), due 4/13/29 (b)	3,000,000	2,807,187
Diamond (BC) BV
Amendment No. 3 Refinancing Term Loan
3.989% (3 Month LIBOR + 2.75%), due 9/29/28 (b)	1,243,750	1,144,872
Entegris, Inc.
Term Loan B
TBD, due 3/2/29	1,400,000	1,352,166
Herens Holdco SARL
USD Facility Term Loan B
6.25% (3 Month LIBOR + 4.00%), due 7/3/28 (b)	1,932,799	1,718,259
INEOS Styrolution Group GmbH
2026 Tranche Dollar Term Loan B
4.416% (1 Month LIBOR + 2.75%), due 1/29/26 (b)	1,920,600	1,807,765
Ineos U.S. Finance LLC (b)
2024 New Dollar Term Loan
3.666% (1 Month LIBOR + 2.00%), due 4/1/24	1,426,456	1,358,699
2028 Dollar Term Loan
4.166% (1 Month LIBOR + 2.50%), due 11/8/28	465,500	440,479
Innophos Holdings, Inc.
Initial Term Loan
5.166% (1 Month LIBOR + 3.50%), due 2/5/27 (b)	1,466,250	1,403,934
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
5.166% (1 Month LIBOR + 3.50%), due 5/5/28 (b)	2,970,000	2,825,212
Minerals Technologies, Inc.
New Term Loan B1 3.26% - 3.89%
(1 Month LIBOR + 2.25%), due 2/14/24 (b)(c)	618,032	614,942
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Nouryon Finance BV
Initial Dollar Term Loan
5.25% (3 Month LIBOR + 3.00%), due 10/1/25 (b)	$ 2,446,586	$ 2,304,684
Olympus Water U.S. Holding Corp.
Initial Dollar Term Loan
4.813% (3 Month LIBOR + 3.75%), due 11/9/28 (b)	1,243,750	1,155,521
Oxea Holding Vier GmbH
Tranche Term Loan B2
4.375% (1 Month LIBOR + 3.25%), due 10/14/24 (b)	2,212,500	2,041,031
PMHC II, Inc.
Initial Term Loan
5.287% (3 Month LIBOR + 4.25%), due 4/23/29 (b)	3,000,000	2,599,287
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
4.75% (3 Month LIBOR + 4.00%), due 3/16/27 (b)	2,714,688	2,420,598
Sparta U.S. Holdco LLC
First Lien Initial Term Loan
4.62% (1 Month LIBOR + 3.50%), due 8/2/28 (b)	895,500	849,606
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
4.916% (1 Month LIBOR + 3.25%), due 3/3/28 (b)	2,635,393	2,443,009
Tronox Finance LLC
First Lien Refinancing Term Loan 3.916% - 4.50%
(1 Month LIBOR + 2.25%, 3 Month LIBOR + 2.25%), due 3/10/28 (b)	969,316	920,850
Venator Finance SARL
Initial Term Loan
4.666% (1 Month LIBOR + 3.00%), due 8/8/24 (b)	1,415,283	1,335,673
W. R. Grace Holdings LLC
Initial Term Loan
6.063% (3 Month LIBOR + 3.75%), due 9/22/28 (b)	1,492,500	1,402,950
		36,838,247
Commercial Services 0.7%
MHI Holdings LLC
Initial Term Loan
7.25% (3 Month LIBOR + 5.00%), due 9/21/26 (b)	1,601,475	1,548,426

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Commercial Services (continued)
Prime Security Services Borrower LLC
First Lien 2021 Refinancing Term Loan B1 3.50% - 3.812%
(1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 9/23/26 (b)	$ 4,132,516	$ 3,853,571
		5,401,997
Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
5.595% (1 Month LIBOR + 4.00%), due 10/6/28 (b)	2,094,750	1,710,713
Containers, Packaging & Glass 3.0%
Alliance Laundry Systems LLC
Initial Term Loan B 4.521% - 4.755%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 10/8/27 (b)	1,753,714	1,660,548
Altium Packaging LLC
First Lien 2021 Term Loan
3.81% (1 Month LIBOR + 2.75%), due 2/3/28 (b)	3,075,319	2,840,826
Anchor Glass Container Corp.
First Lien July 2017 Additional Term Loan 3.75% - 4.416%
(1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 12/7/23 (b)	2,072,407	1,656,889
Berlin Packaging LLC (b)
Tranche Initial Term Loan B4 4.32% - 5.51%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 3/11/28	1,975,050	1,838,442
Tranche Term Loan B5 4.82% - 6.01%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/11/28	1,071,900	998,207
Berry Global, Inc.
Term Loan Z
3.005% (1 Month LIBOR + 1.75%), due 7/1/26 (b)	1,964,896	1,896,944
Charter Next Generation, Inc.
First Lien 2021 Initial Term Loan
5.416% (1 Month LIBOR + 3.75%), due 12/1/27 (b)	843,217	792,202
Graham Packaging Co., Inc.
2021 Initial Term Loan
4.666% (1 Month LIBOR + 3.00%), due 8/4/27 (b)	3,256,825	3,046,490
	Principal Amount	Value

Containers, Packaging & Glass (continued)
Mauser Packaging Solutions Holding Co.
Initial Term Loan
4.312% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	$ 2,828,133	$ 2,654,203
Pactiv Evergreen, Inc. (b)
Tranche U.S. Term Loan B2
4.916% (1 Month LIBOR + 3.25%), due 2/5/26	1,109,359	1,032,628
Tranche U.S. Term Loan B3
5.166% (1 Month LIBOR + 3.50%), due 9/24/28	496,250	461,636
Pretium PKG Holdings, Inc. (b)
First Lien Initial Term Loan 4.967% - 5.12%
(1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 10/2/28	1,711,400	1,534,556
Second Lien Initial Term Loan 7.717% - 7.87%
(1 Month LIBOR + 6.75%, 3 Month LIBOR + 6.75%), due 10/1/29	750,000	643,125
Reynolds Consumer Products LLC
Initial Term Loan
3.416% (1 Month LIBOR + 1.75%), due 2/4/27 (b)	1,284,432	1,228,559
RLG Holdings LLC
First Lien Closing Date Initial Term Loan
5.916% (1 Month LIBOR + 4.25%), due 7/7/28 (b)	796,000	740,943
Trident TPI Holdings, Inc. (b)
Tranche Delayed Draw Term Loan B3 4.00% - 6.25%
(3 Month LIBOR + 4.00%), due 9/15/28 (c)	39,856	37,266
Tranche Term Loan B1
5.50% (3 Month LIBOR + 3.25%), due 10/17/24	713,067	686,326
Tranche Initial Term Loan B3
6.25% (3 Month LIBOR + 4.00%), due 9/15/28	447,021	417,965
		24,167,755
Diversified/Conglomerate Manufacturing 2.6%
Allied Universal Holdco LLC
Initial U.S. Dollar Term Loan
5.416% (1 Month LIBOR + 3.75%), due 5/12/28 (b)	4,283,427	3,926,476
Element Materials Technology Group US Holdings, Inc.
Term Loan B
TBD, due 4/12/29	478,947	458,293
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Manufacturing (continued)
EWT Holdings III Corp.
Initial Term Loan
4.188% (1 Month LIBOR + 2.50%), due 4/1/28 (b)	$ 1,732,500	$ 1,674,751
Filtration Group Corp. (b)
Initial Dollar Term Loan
4.06% (1 Month LIBOR + 3.00%), due 3/31/25	1,748,565	1,653,269
2021 Incremental Term Loan
4.56% (1 Month LIBOR + 3.50%), due 10/21/28	794,000	740,405
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
3.375% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	1,968,438	1,886,830
GYP Holdings III Corp.
First Lien 2021 Incremental Term Loan
4.166% (1 Month LIBOR + 2.50%), due 6/1/25 (b)	1,377,516	1,304,335
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
3.375% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	853,426	818,044
Iron Mountain Information Management LLC
Incremental Term Loan B
3.416% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	1,795,312	1,712,279
LTI Holdings, Inc. (b)
First Lien Initial Term Loan
5.166% (1 Month LIBOR + 3.50%), due 9/6/25	1,057,495	978,183
First Lien Third Amendment Additional Term Loan
5.81% (1 Month LIBOR + 4.75%), due 7/24/26 (c)	497,500	471,381
First Lien Third Amendment Delayed Draw Term Loan
5.94% (1 Month LIBOR + 4.75%), due 7/24/26 (c)	500,000	486,875
QUIKRETE Holdings, Inc. (b)
First Lien Initial Term Loan
3.685% (1 Month LIBOR + 2.625%), due 2/1/27	2,278,373	2,137,398
First Lien Fourth Amendment Term Loan B1
4.06% (1 Month LIBOR + 3.00%), due 6/11/28	1,500,000	1,413,750
	Principal Amount	Value

Diversified/Conglomerate Manufacturing (continued)
Red Ventures LLC
First Lien Term Loan B2
4.166% (1 Month LIBOR + 2.50%), due 11/8/24 (b)	$ 541,295	$ 514,501
WP CPP Holdings LLC
First Lien Initial Term Loan 4.81% - 4.99%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 4/30/25 (b)	985,333	822,753
		20,999,523
Diversified/Conglomerate Service 2.4%
Applied Systems, Inc. (b)
First Lien Closing Date Term Loan 4.006% - 6.75%
(3 Month LIBOR + 2.00%, 3 Month LIBOR + 3.00%), due 9/19/24	2,536,196	2,430,521
Second Lien 2021 Term Loan
6.506% (3 Month LIBOR + 5.50%), due 9/19/25	445,140	425,851
Blackhawk Network Holdings, Inc.
First Lien Term Loan
5.054% (3 Month LIBOR + 3.00%), due 6/15/25 (b)	1,947,147	1,842,487
Brightview Landscapes LLC
2022 Initial Term Loan
4.775% (1 Month LIBOR + 3.25%), due 4/20/29 (b)	1,083,449	1,029,277
Change Healthcare Holdings, Inc.
Closing Date Term Loan
4.166% (1 Month LIBOR + 2.50%), due 3/1/24 (b)	1,392,122	1,350,939
Genesys Cloud Services Holdings I LLC
2020 Initial Dollar Term Loan
5.666% (1 Month LIBOR + 4.00%), due 12/1/27 (b)	1,418,924	1,352,235
IRI Holdings, Inc.
First Lien Initial Term Loan
5.916% (1 Month LIBOR + 4.25%), due 12/1/25 (b)	3,143,729	3,107,051
MKS Instruments, Inc.
Term Loan B
TBD, due 4/11/29	3,350,000	3,195,062
Tranche Term Loan B6
3.416% (1 Month LIBOR + 1.75%), due 2/2/26 (b)	685,415	665,709
TruGreen LP
First Lien Second Refinancing Term Loan
5.666% (1 Month LIBOR + 4.00%), due 11/2/27 (b)	2,692,329	2,550,982

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Service (continued)
Verint Systems, Inc.
Refinancing Term Loan
3.12% (1 Month LIBOR + 2.00%), due 6/28/24 (b)	$ 588,235	$ 573,529
Verscend Holding Corp.
Term Loan B1
5.666% (1 Month LIBOR + 4.00%), due 8/27/25 (b)	1,046,530	998,564
		19,522,207
Ecological 0.2%
GFL Environmental, Inc.
2020 Refinancing Term Loan
4.239% (3 Month LIBOR + 3.00%), due 5/30/25 (b)	2,021,379	1,969,329
Electronics 8.3%
Avast Software BV
Initial Dollar Term Loan
4.00% (3 Month LIBOR + 1.75%), due 3/22/28 (b)	187,500	182,812
Barracuda Networks, Inc.
First Lien 2020 Term Loan
5.982% (3 Month LIBOR + 3.75%), due 2/12/25 (b)	1,924,416	1,902,766
Camelot U.S. Acquisition 1 Co. (b)
Initial Term Loan
4.666% (1 Month LIBOR + 3.00%), due 10/30/26	1,844,803	1,741,033
Amendment No. 2 Incremental Term Loan
4.666% (1 Month LIBOR + 3.00%), due 10/30/26	1,231,250	1,160,453
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
5.416% (1 Month LIBOR + 3.75%), due 1/29/27	1,416,968	1,232,762
Dollar Term Loan B2
5.666% (1 Month LIBOR + 4.00%), due 1/29/27	2,473,958	2,152,344
Commscope, Inc.
Initial Term Loan
4.916% (1 Month LIBOR + 3.25%), due 4/6/26 (b)	4,192,688	3,762,937
CoreLogic, Inc.
First Lien Initial Term Loan
5.188% (1 Month LIBOR + 3.50%), due 6/2/28 (b)	4,466,250	3,662,325
	Principal Amount	Value

Electronics (continued)
DCert Buyer, Inc.
First Lien Initial Term Loan
5.666% (1 Month LIBOR + 4.00%), due 10/16/26 (b)	$ 2,447,443	$ 2,308,754
Diebold Nixdorf, Inc.
New Dollar Term Loan B
4.00% (1 Month LIBOR + 2.75%), due 11/6/23 (b)	630,178	530,531
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
6.00% (3 Month LIBOR + 3.75%), due 11/9/27 (b)	1,970,000	1,856,725
Epicor Software Corp.
Term Loan C
4.916% (1 Month LIBOR + 3.25%), due 7/30/27 (b)	3,047,913	2,859,323
Flexera Software LLC
First Lien Term Loan B1
5.37% (3 Month LIBOR + 3.75%), due 3/3/28 (b)	2,368,635	2,238,360
Gainwell Acquisition Corp.
First Lien Term Loan B
5.006% (3 Month LIBOR + 4.00%), due 10/1/27 (b)	518,421	490,556
Generation Bridge LLC (b)
Term Loan B
7.25% (3 Month LIBOR + 5.00%), due 12/1/28	1,462,041	1,427,927
Term Loan C
7.25% (3 Month LIBOR + 5.00%), due 12/1/28 (c)	30,612	29,898
Go Daddy Operating Co. LLC
Tranche Term Loan B2
3.416% (1 Month LIBOR + 1.75%), due 2/15/24 (b)	1,165,802	1,123,751
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
5.954% (3 Month LIBOR + 3.75%), due 3/11/28 (b)	497,143	456,129
Hyland Software, Inc. (b)
First Lien 2018 Refinancing Term Loan
5.166% (1 Month LIBOR + 3.50%), due 7/1/24	3,536,179	3,408,876
Second Lien 2021 Refinancing Term Loan
7.916% (1 Month LIBOR + 6.25%), due 7/7/25	535,333	511,243
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
7.00% (3 Month LIBOR + 4.75%), due 4/1/28 (b)	$ 990,000	$ 910,181
MA FinanceCo. LLC
Tranche Term Loan B4
5.915% (3 Month LIBOR + 4.25%), due 6/5/25 (b)(c)(d)	487,167	444,540
MH Sub I LLC (b)
First Lien Amendment No. 2 Initial Term Loan
4.56% (1 Month LIBOR + 3.50%), due 9/13/24	3,000,876	2,823,323
First Lien 2020 June New Term Loan
5.416% (1 Month LIBOR + 3.75%), due 9/13/24	2,070,608	1,943,784
Misys Ltd. (b)
First Lien Dollar Term Loan
4.739% (3 Month LIBOR + 3.50%), due 6/13/24	2,643,722	2,371,916
Second Lien Dollar Term Loan
8.489% (3 Month LIBOR + 7.25%), due 6/13/25	900,000	768,214
Project Alpha Intermediate Holding, Inc.
2021 Refinancing Term Loan
5.67% (1 Month LIBOR + 4.00%), due 4/26/24 (b)	1,995,736	1,904,681
Project Leopard Holdings, Inc.
2018 Repricing Term Loan
6.416% (1 Month LIBOR + 4.75%), due 7/5/24 (b)	1,072,615	1,062,157
Proofpoint, Inc.
First Lien Initial Term Loan
4.825% (3 Month LIBOR + 3.25%), due 8/31/28 (b)	2,487,500	2,308,711
Rocket Software, Inc. (b)
First Lien Initial Term Loan
5.916% (1 Month LIBOR + 4.25%), due 11/28/25	870,750	808,346
First Lien 2021 Dollar Term Loan
5.916% (1 Month LIBOR + 4.25%), due 11/28/25	1,485,000	1,380,307
Seattle SpinCo, Inc.
Initial Term Loan
4.416% (1 Month LIBOR + 2.75%), due 6/21/24 (b)	947,620	899,054
	Principal Amount	Value

Electronics (continued)
Sharp Midco LLC
First Lien Initial Term Loan
6.25% (3 Month LIBOR + 4.00%), due 12/31/28 (b)	$ 1,795,500	$ 1,678,792
SS&C Technologies Holdings, Inc. (b)
Term Loan B3
3.416% (1 Month LIBOR + 1.75%), due 4/16/25	629,088	598,578
Term Loan B4
3.416% (1 Month LIBOR + 1.75%), due 4/16/25	510,686	485,918
Term Loan B5
3.416% (1 Month LIBOR + 1.75%), due 4/16/25	1,900,021	1,806,207
Surf Holdings SARL
First Lien Dollar Tranche Term Loan
5.165% (3 Month LIBOR + 3.50%), due 3/5/27 (b)	2,010,496	1,884,002
ThoughtWorks, Inc.
Incremental Term Loan
4.416% (1 Month LIBOR + 2.75%), due 3/24/28 (b)	424,668	406,354
TIBCO Software, Inc. (b)
Term Loan B3
5.42% (1 Month LIBOR + 3.75%), due 6/30/26	2,954,811	2,892,760
Second Lien Term Loan
8.31% (1 Month LIBOR + 7.25%), due 3/3/28	400,000	391,000
Trader Corp.
First Lien 2017 Refinancing Term Loan
4.633% (1 Month LIBOR + 3.00%), due 9/28/23 (b)	2,283,127	2,186,094
Vertiv Group Corp.
Term Loan B
3.87% (1 Month LIBOR + 2.75%), due 3/2/27 (b)	1,960,187	1,822,974
VS Buyer LLC
Initial Term Loan
4.666% (1 Month LIBOR + 3.00%), due 2/28/27 (b)	977,500	922,108
WEX, Inc.
Term Loan B
3.916% (1 Month LIBOR + 2.25%), due 3/31/28 (b)	987,500	946,025
		66,685,531

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Energy (Electricity) 0.1%
Covanta Holding Corp. (b)
Initial Term Loan B
4.166% (1 Month LIBOR + 2.50%), due 11/30/28	$ 556,793	$ 525,705
Initial Term Loan C
4.166% (1 Month LIBOR + 2.50%), due 11/30/28	41,812	39,460
		565,165
Entertainment 1.4%
Alterra Mountain Co.
Term Loan B2
5.166% (1 Month LIBOR + 3.50%), due 8/17/28 (b)	3,381,155	3,218,437
Fertitta Entertainment LLC
Initial Term Loan B
5.534% (1 Month LIBOR + 4.00%), due 1/27/29 (b)	2,244,375	2,060,817
Formula One Management Ltd.
USD Facility Term Loan B3
4.166% (1 Month LIBOR + 2.50%), due 2/1/24 (b)	2,568,089	2,495,633
J&J Ventures Gaming LLC
Initial Term Loan
6.25% (3 Month LIBOR + 4.00%), due 4/26/28 (b)	3,970,000	3,761,575
		11,536,462
Finance 6.4%
AAdvantage Loyality IP Ltd.
Initial Term Loan
5.813% (3 Month LIBOR + 4.75%), due 4/20/28 (b)	1,400,000	1,333,500
Acuity Specialty Products, Inc.
First Lien Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 8/12/24 (b)(c)(d)	397,561	349,853
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
6.204% (3 Month LIBOR + 4.00%), due 2/16/28 (b)	2,269,531	2,130,522
ADMI Corp. (b)
Amendment No.4 Refinancing Term Loan
5.041% (1 Month LIBOR + 3.375%), due 12/23/27	1,481,250	1,344,975
	Principal Amount	Value

Finance (continued)
ADMI Corp. (b) (continued)
Amendment No. 5 Incremental Term Loan
5.166% (1 Month LIBOR + 3.50%), due 12/23/27	$ 744,375	$ 679,614
AlixPartners LLP
Initial Dollar Term Loan
4.416% (1 Month LIBOR + 2.75%), due 2/4/28 (b)	1,481,250	1,401,633
Blackstone Mortgage Trust, Inc.
Term Loan B4
5.025% (1 Month LIBOR + 3.50%), due 5/9/29 (b)	1,200,000	1,155,000
Blue Tree Holdings, Inc.
Term Loan
4.76% (3 Month LIBOR + 2.50%), due 3/4/28 (b)	493,750	471,531
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
5.416% (1 Month LIBOR + 3.75%), due 10/2/25 (b)	2,253,424	2,088,174
Brand Energy & Infrastructure Services, Inc.
Initial Term Loan 5.25% - 5.434%
(3 Month LIBOR + 4.25%), due 6/21/24 (b)	1,639,923	1,413,204
Colouroz Investment 1 GmbH
First Lien Initial Term Loan C
5.25% (0.75% PIK) (3 Month LIBOR + 4.25%), due 9/21/23 (b)(c)(e)	197,672	171,481
Colouroz Investment 2 LLC GmbH
First Lien Initial Term Loan B2
5.25% (0.75% PIK) (3 Month LIBOR + 4.25%), due 9/21/23 (b)(c)(e)	1,195,756	1,037,319
Covia Holdings LLC
Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 7/31/26 (b)	709,736	667,507
CPC Acquisition Corp.
First Lien Initial Term Loan
6.00% (3 Month LIBOR + 3.75%), due 12/29/27 (b)	1,975,000	1,719,895
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
5.275% (1 Month LIBOR + 3.75%), due 4/9/27 (b)	980,000	921,200
Endurance International Group Holdings, Inc.
Initial Term Loan
4.62% (1 Month LIBOR + 3.50%), due 2/10/28 (b)	3,865,510	3,475,739
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Greenrock Finance, Inc.
First Lien Initial USD Term Loan B
4.506% (3 Month LIBOR + 3.50%), due 6/28/24 (b)(c)	$ 957,453	$ 925,538
LBM Acquisition LLC
First Lien Initial Term Loan
5.416% (1 Month LIBOR + 3.75%), due 12/17/27 (b)	845,262	691,354
LSF11 Skyscraper Holdco SARL
USD Facility Term Loan B3
5.75% (3 Month LIBOR + 3.50%), due 9/29/27 (b)	790,050	754,498
Minimax Viking GmbH
Facility Term Loan B1C
4.166% (1 Month LIBOR + 2.50%), due 7/31/25 (b)	2,161,409	2,064,146
ON Semiconductor Corp.
2019 New Replacement Term Loan B4
3.666% (1 Month LIBOR + 2.00%), due 9/19/26 (b)	330,412	326,024
Onex TSG Intermediate Corp.
Initial Term Loan
6.416% (1 Month LIBOR + 4.75%), due 2/28/28 (b)	990,000	916,988
Park River Holdings, Inc.
First Lien Initial Term Loan
4.217% (3 Month LIBOR + 3.25%), due 12/28/27 (b)	1,319,994	1,075,244
Peraton Corp.
First Lien Term Loan B
5.416% (1 Month LIBOR + 3.75%), due 2/1/28 (b)	5,429,830	5,088,201
Pluto Acquisition I, Inc.
First Lien 2021 Term Loan
6.076% (3 Month LIBOR + 4.00%), due 6/22/26 (b)	2,079,000	1,803,532
PODS LLC
Initial Term Loan
4.666% (1 Month LIBOR + 3.00%), due 3/31/28 (b)	2,962,613	2,758,933
Potters Industries LLC
Initial Term Loan
6.25% (3 Month LIBOR + 4.00%), due 12/14/27 (b)	790,000	750,500
	Principal Amount	Value

Finance (continued)
RealPage, Inc.
First Lien Initial Term Loan
4.31% (1 Month LIBOR + 3.25%), due 4/24/28 (b)	$ 2,365,967	$ 2,176,690
Spa Holdings 3 Oy
USD Facility Term Loan B
4.756% (3 Month LIBOR + 3.75%), due 2/4/28 (b)	792,030	734,608
Triton Water Holdings, Inc.
First Lien Initial Term Loan
5.75% (3 Month LIBOR + 3.50%), due 3/31/28 (b)	3,202,640	2,845,011
Truck Hero, Inc.
Initial Term Loan
5.166% (1 Month LIBOR + 3.50%), due 1/31/28 (b)	1,066,500	951,318
WCG Purchaser Corp.
First Lien Initial Term Loan
5.006% (3 Month LIBOR + 4.00%), due 1/8/27 (b)	2,255,284	2,135,003
WildBrain Ltd.
Initial Term Loan
5.916% (1 Month LIBOR + 4.25%), due 3/24/28 (b)	3,599,438	3,374,473
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
5.00% (3 Month LIBOR + 2.75%), due 3/24/28 (b)	2,217,600	2,101,176
		51,834,384
Healthcare 1.9%
AHP Health Partners, Inc.
Initial Term Loan
5.166% (1 Month LIBOR + 3.50%), due 8/24/28 (b)	850,714	803,925
Chariot Buyer LLC
First Lien Initial Term Loan
4.506% (3 Month LIBOR + 3.50%), due 11/3/28 (b)	4,776,000	4,326,258
CHG Healthcare Services, Inc.
First Lien Initial Term Loan
4.75% (3 Month LIBOR + 3.25%), due 9/29/28 (b)	1,290,250	1,209,609
ICU Medical, Inc.
Tranche Term Loan B
3.198% (3 Month LIBOR + 2.50%), due 1/8/29 (b)	600,000	578,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Healthcare (continued)
LSCS Holdings, Inc.
First Lien Initial Term Loan
6.734% (3 Month LIBOR + 4.50%), due 12/16/28 (b)	$ 696,500	$ 659,354
Medical Solutions Holdings, Inc.
First Lien Initial Term Loan
6.377% (3 Month LIBOR + 3.50%), due 11/1/28 (b)	430,920	402,730
Medline Borrower LP
Initial Dollar Term Loan
4.916% (1 Month LIBOR + 3.25%), due 10/23/28 (b)	2,094,750	1,936,896
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
5.312% (1 Month LIBOR + 4.25%), due 10/1/28 (b)	3,473,750	3,238,032
WP CityMD Bidco LLC
Second Amendment Refinancing Term Loan
5.50% (3 Month LIBOR + 3.25%), due 12/22/28 (b)	2,161,250	2,026,172
		15,181,226
Healthcare & Pharmaceuticals 1.1%
Bausch & Lomb Corp.
Initial Term Loan
4.549% (1 Month LIBOR + 3.25%), due 5/10/27 (b)	2,000,000	1,850,834
Bausch Health Cos., Inc.
Second Amendment Term Loan
6.549% (1 Month LIBOR + 5.25%), due 2/1/27 (b)	1,500,000	1,282,313
Embecta Corp.
First Lien Initial Term Loan
5.054% (3 Month LIBOR + 3.00%), due 3/30/29 (b)	618,016	582,480
Owens & Minor, Inc.
Term Loan B1
5.375% (1 Month LIBOR + 3.75%), due 3/29/29 (b)	997,500	986,278
Pediatric Associates Holding Co. LLC (b)
Amendment No. 1 Incremental Delayed Draw Term Loan 3.25% - 4.925%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 12/29/28 (c)(d)	105,000	98,175
	Principal Amount	Value

Healthcare & Pharmaceuticals (continued)
Pediatric Associates Holding Co. LLC (b) (continued)
Amendment No. 1 Incremental Term Loan
5.076% (3 Month LIBOR + 3.25%), due 12/29/28	$ 1,386,000	$ 1,295,910
Physician Partners LLC
Initial Term Loan
5.625% (1 Month LIBOR + 4.00%), due 12/26/28 (b)	1,122,187	1,047,843
Team Health Holdings, Inc.
Extended Term Loan
6.775% (1 Month LIBOR + 5.25%), due 3/2/27 (b)	2,514,314	2,115,166
		9,258,999
Healthcare, Education & Childcare 6.1%
Agiliti Health, Inc.
Initial Term Loan
3.813% (1 Month LIBOR + 2.75%), due 1/4/26 (b)	870,750	833,743
Akorn Operating Co. LLC
Term Loan
8.50% (3 Month LIBOR + 7.50%), due 10/1/25 (b)	34,859	33,639
Alvogen Pharma U.S., Inc.
January 2020 Term Loan
7.50% (3 Month LIBOR + 5.25%), due 12/31/23 (b)	1,219,529	1,060,990
Amneal Pharmaceuticals LLC
Initial Term Loan 5.188% - 5.813%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 5/4/25 (b)	3,127,106	2,820,259
athenahealth Group, Inc.
Initial Term Loan
5.009% (1 Month LIBOR + 3.50%), due 2/15/29 (b)	4,275,362	3,918,370
Auris Luxembourg III SARL
Facility Term Loan B2
5.576% (6 Month LIBOR + 3.75%), due 2/27/26 (b)	1,144,026	1,038,203
Carestream Dental Technology Parent Ltd. (b)
First Lien Initial Term Loan
4.916% (1 Month LIBOR + 3.25%), due 9/1/24	687,148	642,483
First Lien Tranche Term Loan B
5.56% (1 Month LIBOR + 4.50%), due 9/1/24	229,335	217,868
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Carestream Health, Inc.
Term Loan B
TBD, due 1/1/28 (d)(f)	$ 2,193,729	$ 2,127,917
Second Lien 2023 Extended Term Loan
6.75% (8.00% PIK) (3 Month LIBOR + 4.50%), due 8/8/23 (b)(e)	1,606,356	1,365,402
First Lien 2023 Extended Term Loan
9.50% (3 Month LIBOR + 7.25%), due 5/8/23 (b)	1,777,351	1,758,467
DaVita, Inc.
Tranche Term Loan B1
3.416% (1 Month LIBOR + 1.75%), due 8/12/26 (b)	743,822	685,644
Ecovyst Catalyst Technologies LLC
Initial Term Loan
3.739% (3 Month LIBOR + 2.50%), due 6/9/28 (b)	1,782,000	1,699,583
Elanco Animal Health, Inc.
Term Loan
2.812% (1 Month LIBOR + 1.75%), due 8/1/27 (b)	1,507,240	1,419,066
Endo Luxembourg Finance Co. I SARL
2021 Term Loan
6.688% (1 Month LIBOR + 5.00%), due 3/27/28 (b)	1,479,270	1,127,943
Envision Healthcare Corp.
Initial Term Loan
4.81% (1 Month LIBOR + 3.75%), due 10/10/25 (b)	1,807,423	612,588
eResearchTechnology, Inc.
First Lien Initial Term Loan
6.166% (1 Month LIBOR + 4.50%), due 2/4/27 (b)	1,965,924	1,809,059
FC Compassus LLC
Term Loan B1
5.31% (1 Month LIBOR + 4.25%), due 12/31/26 (b)(c)(d)	2,040,797	1,897,941
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
3.666% (1 Month LIBOR + 2.00%), due 11/15/27 (b)	925,556	872,192
Horizon Therapeutics USA, Inc.
Incremental Term Loan B2
3.375% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	660,000	635,250
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Insulet Corp.
Term Loan B
4.916% (1 Month LIBOR + 3.25%), due 5/4/28 (b)	$ 1,386,000	$ 1,320,165
Journey Personal Care Corp.
Initial Term Loan
6.50% (3 Month LIBOR + 4.25%), due 3/1/28 (b)	990,000	752,400
LifePoint Health, Inc.
First Lien Term Loan B
4.81% (1 Month LIBOR + 3.75%), due 11/16/25 (b)	3,376,733	3,142,172
Mallinckrodt International Finance SA
2017 Term Loan B
6.246% (1 Month LIBOR + 5.25%), due 9/24/24 (b)	962,118	817,801
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan 5.42% - 6.01%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/2/28	1,558,315	1,359,630
First Lien Initial Term Loan C
6.01% (3 Month LIBOR + 3.75%), due 3/2/28	49,563	43,244
Organon & Co.
Dollar Term Loan
4.625% (3 Month LIBOR + 3.00%), due 6/2/28 (b)	2,555,126	2,450,792
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
5.50% (3 Month LIBOR + 3.25%), due 3/3/28 (b)	1,975,000	1,855,513
Raptor Acquisition Corp.
First Lien Term Loan B
6.096% (3 Month LIBOR + 4.00%), due 11/1/26 (b)	1,250,000	1,173,750
Select Medical Corp.
Tranche Term Loan B
4.17% (1 Month LIBOR + 2.50%), due 3/6/25 (b)	3,048,391	2,906,132
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
4.416% (1 Month LIBOR + 2.75%), due 6/27/25 (b)(c)	480,000	435,600
Sunshine Luxembourg VII SARL
Facility Term Loan B3
6.00% (3 Month LIBOR + 3.75%), due 10/1/26 (b)	6,430,276	5,939,968
		48,773,774

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
High Tech Industries 1.3%
Altar BidCo, Inc.
First Lien Initial Term Loan 5.202% - 5.75%
(1 Year LIBOR + 3.35%, 6 Month LIBOR + 3.35%), due 2/1/29 (b)	$ 1,875,000	$ 1,724,415
AP Gaming I LLC
Term Loan B
6.204% (3 Month LIBOR + 4.00%), due 2/15/29 (b)	2,909,375	2,749,359
CDK Global, Inc.
Term Loan B
TBD, due 6/8/29	1,000,000	971,250
NAB Holdings LLC
Initial Term Loan
5.204% (3 Month LIBOR + 3.00%), due 11/23/28 (b)	1,791,000	1,665,630
Scientific Games Holdings LP
First Lien Initial Dollar Term Loan
4.175% (3 Month LIBOR + 3.50%), due 4/4/29 (b)	1,730,769	1,595,193
Trans Union LLC
2021 Incremental Term Loan B6
3.916% (1 Month LIBOR + 2.25%), due 12/1/28 (b)	1,558,742	1,484,423
		10,190,270
Home and Office Furnishings, Housewares & Durable Consumer Products 0.1%
Serta Simmons Bedding LLC
First Lien Initial Term Loan 4.563% - 4.714%
(3 Month LIBOR + 3.50%), due 11/8/23 (b)	2,480,319	620,080
Hotels, Motels, Inns & Gaming 3.8%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
5.416% (1 Month LIBOR + 3.75%), due 2/2/26 (b)	2,680,530	2,375,620
Caesars Resort Collection LLC (b)
Term Loan B
4.416% (1 Month LIBOR + 2.75%), due 12/23/24	2,363,289	2,271,383
Term Loan B1
5.166% (1 Month LIBOR + 3.50%), due 7/21/25	1,031,625	994,229
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Churchill Downs, Inc.
Facility Term Loan B
3.67% (1 Month LIBOR + 2.00%), due 12/27/24 (b)	$ 1,917,217	$ 1,826,149
Entain plc
USD Facility Term Loan B
3.743% (6 Month LIBOR + 2.25%), due 3/29/27 (b)	1,272,857	1,210,805
Everi Holdings, Inc.
Term Loan B
4.75% (3 Month LIBOR + 2.50%), due 8/3/28 (b)	1,462,991	1,396,791
Four Seasons Holdings, Inc.
First Lien 2013 Term Loan
3.666% (1 Month LIBOR + 2.00%), due 11/30/23 (b)	1,401,001	1,381,300
Golden Entertainment, Inc.
First Lien Facility Term Loan B
4.63% (1 Month LIBOR + 3.00%), due 10/21/24 (b)	1,295,337	1,258,636
Hilton Worldwide Finance LLC
Refinanced Term Loan B2
3.374% (1 Month LIBOR + 1.75%), due 6/22/26 (b)	235,804	225,311
Oceankey U.S. II Corp.
Initial Term Loan
5.166% (1 Month LIBOR + 3.50%), due 12/15/28 (b)	997,500	944,300
PCI Gaming Authority
Facility Term Loan B
4.166% (1 Month LIBOR + 2.50%), due 5/29/26 (b)	2,449,126	2,335,854
Penn National Gaming, Inc.
Facility Term Loan B
4.375% (1 Month LIBOR + 2.75%), due 5/3/29 (b)	500,000	478,750
Scientific Games International, Inc.
Initial Term Loan B
4.358% (1 Month LIBOR + 3.00%), due 4/14/29 (b)	3,750,000	3,507,030
Station Casinos LLC
Facility Term Loan B1
3.92% (1 Month LIBOR + 2.25%), due 2/8/27 (b)	1,623,096	1,523,175
Travel + Leisure Co.
Term Loan B
3.916% (1 Month LIBOR + 2.25%), due 5/30/25 (b)	1,932,273	1,852,567
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming (continued)
UFC Holdings LLC
First Lien Term Loan B3
3.50% (3 Month LIBOR + 2.75%), due 4/29/26 (b)	$ 4,112,137	$ 3,821,717
Whatabrands LLC
Initial Term Loan B
4.916% (1 Month LIBOR + 3.25%), due 8/3/28 (b)	1,990,000	1,858,992
Wyndham Hotels & Resorts, Inc.
Term Loan B
3.416% (1 Month LIBOR + 1.75%), due 5/30/25 (b)	1,792,903	1,725,669
		30,988,278
Insurance 4.0%
Acrisure LLC (b)
First Lien 2020 Term Loan
5.166% (1 Month LIBOR + 3.50%), due 2/15/27	2,991,562	2,735,410
First Lien 2021-2 Additional Term Loan
5.916% (1 Month LIBOR + 4.25%), due 2/15/27	1,044,750	979,453
Alliant Holdings Intermediate LLC
New Term Loan B4
5.009% (1 Month LIBOR + 3.50%), due 11/5/27 (b)	1,985,000	1,839,434
AmWINS Group, Inc.
Term Loan
3.916% (1 Month LIBOR + 2.25%), due 2/19/28 (b)	1,970,012	1,853,042
AssuredPartners, Inc.
2020 February Refinancing Term Loan
5.166% (1 Month LIBOR + 3.50%), due 2/12/27 (b)	3,140,977	2,928,961
Asurion LLC (b)
New Term Loan B7
4.666% (1 Month LIBOR + 3.00%), due 11/3/24	1,432,045	1,341,826
Replacement Term Loan B6
4.791% (1 Month LIBOR + 3.125%), due 11/3/23	888,306	849,813
New Term Loan B8
4.916% (1 Month LIBOR + 3.25%), due 12/23/26	985,000	890,809
New Term Loan B9
4.916% (1 Month LIBOR + 3.25%), due 7/31/27	493,750	445,609
	Principal Amount	Value

Insurance (continued)
Asurion LLC (b) (continued)
Second Lien New Term Loan B3
6.916% (1 Month LIBOR + 5.25%), due 1/31/28	$ 300,000	$ 257,700
Second Lien New Term Loan B4
6.916% (1 Month LIBOR + 5.25%), due 1/20/29	2,500,000	2,121,875
Broadstreet Partners, Inc. (b)
2020 Initial Term Loan
4.666% (1 Month LIBOR + 3.00%), due 1/27/27	2,502,746	2,370,904
Tranche Term Loan B2
4.916% (1 Month LIBOR + 3.25%), due 1/27/27	694,750	653,065
Hub International Ltd. (b)
Initial Term Loan
4.214% (3 Month LIBOR + 3.00%), due 4/25/25	1,397,145	1,316,421
Incremental Term Loan B3
4.348% (3 Month LIBOR + 3.25%), due 4/25/25	2,972,355	2,808,876
NFP Corp.
Closing Date Term Loan
4.916% (1 Month LIBOR + 3.25%), due 2/15/27 (b)	1,919,471	1,772,631
Ryan Specialty Group LLC
Initial Term Loan
4.625% (1 Month LIBOR + 3.00%), due 9/1/27 (b)	982,500	943,200
Sedgwick Claims Management Services, Inc. (b)
Initial Term Loan
4.916% (1 Month LIBOR + 3.25%), due 12/31/25	2,909,920	2,720,775
2019 Term Loan
5.416% (1 Month LIBOR + 3.75%), due 9/3/26	970,000	919,560
USI, Inc.
2017 New Term Loan
5.25% (3 Month LIBOR + 3.00%), due 5/16/24 (b)	2,857,500	2,728,913
		32,478,277
Leisure, Amusement, Motion Pictures & Entertainment 1.2%
Bombardier Recreational Products, Inc.
2020 Replacement Term Loan
3.666% (1 Month LIBOR + 2.00%), due 5/24/27 (b)	2,270,397	2,090,657

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Creative Artists Agency LLC
Closing Date Term Loan
5.416% (1 Month LIBOR + 3.75%), due 11/27/26 (b)	$ 1,462,500	$ 1,379,320
Fitness International LLC (b)
Term Loan A
4.916% (1 Month LIBOR + 3.25%), due 1/8/25	1,115,625	995,695
Term Loan B
4.916% (1 Month LIBOR + 3.25%), due 4/18/25	270,764	239,457
Lions Gate Capital Holdings LLC
Term Loan B
3.916% (1 Month LIBOR + 2.25%), due 3/24/25 (b)	1,010,761	974,753
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
3.416% (1 Month LIBOR + 1.75%), due 8/29/25 (b)	1,313,765	1,246,982
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC)
First Lien Term Loan B1
4.42% (1 Month LIBOR + 2.75%), due 5/18/25 (b)	2,603,789	2,443,221
		9,370,085
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.9%
Advanced Drainage Systems, Inc.
Initial Term Loan
3.395% (1 Month LIBOR + 2.25%), due 7/31/26 (b)	463,393	461,423
Columbus McKinnon Corp.
Initial Term Loan
5.063% (3 Month LIBOR + 2.75%), due 5/14/28 (b)	1,404,545	1,341,341
CPM Holdings, Inc. (b)
First Lien Initial Term Loan
4.562% (1 Month LIBOR + 3.50%), due 11/17/25	1,447,493	1,377,532
Second Lien Initial Term Loan
9.312% (1 Month LIBOR + 8.25%), due 11/16/26 (c)(d)	797,980	762,071
Husky Injection Molding Systems Ltd.
Initial Term Loan
5.877% (3 Month LIBOR + 3.00%), due 3/28/25 (b)	1,795,308	1,641,809
	Principal Amount	Value

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Welbilt, Inc.
2018 Term Loan B
4.166% (1 Month LIBOR + 2.50%), due 10/23/25 (b)	$ 1,284,178	$ 1,263,310
		6,847,486
Manufacturing 2.1%
ASP Blade Holdings, Inc.
Initial Term Loan
5.666% (1 Month LIBOR + 4.00%), due 10/13/28 (b)	1,492,941	1,306,323
CP Atlas Buyer, Inc.
Term Loan B
5.416% (1 Month LIBOR + 3.75%), due 11/23/27 (b)	3,348,533	2,916,572
CPG International LLC
Closing Date Term Loan
4.092% (6 Month LIBOR + 2.50%), due 4/28/29 (b)	1,250,000	1,184,375
FCG Acquisitions, Inc.
First Lien Initial Term Loan
6.00% (3 Month LIBOR + 3.75%), due 3/31/28 (b)	990,017	928,141
Idemia Group SAS
USD Facility Term Loan B3
6.75% (3 Month LIBOR + 4.50%), due 1/10/26 (b)	1,067,646	992,911
II-VI, Inc.
Term Loan B
TBD, due 12/8/28	2,750,000	2,627,625
Madison IAQ LLC
Term Loan
4.524% (3 Month LIBOR + 3.25%), due 6/21/28 (b)	2,336,400	2,123,788
Pro Mach Group, Inc.
First Lien Closing Date Initial Term Loan
5.666% (1 Month LIBOR + 4.00%), due 8/31/28 (b)	2,665,669	2,499,064
Standard Industries, Inc.
Initial Term Loan
3.788% (3 Month LIBOR + 2.50%), due 9/22/28 (b)	1,061,775	1,025,350
Weber-Stephen Products LLC
Initial Term Loan B
4.916% (1 Month LIBOR + 3.25%), due 10/30/27 (b)	291,211	262,818
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Manufacturing (continued)
Zurn LLC
First Lien Term Loan B
3.916% (1 Month LIBOR + 2.25%), due 10/4/28 (b)	$ 845,750	$ 829,892
		16,696,859
Media 1.5%
Cogeco Communications Finance (USA) LP
Amendment No. 5 Incremental Term Loan B
4.166% (1 Month LIBOR + 2.50%), due 9/1/28 (b)	1,246,875	1,183,596
Diamond Sports Group LLC
Second Lien Term Loan
4.431% (1 Month LIBOR + 3.25%), due 8/24/26 (b)	2,912,950	671,799
Directv Financing LLC
Closing Date Term Loan
6.666% (1 Month LIBOR + 5.00%), due 8/2/27 (b)	3,916,500	3,598,986
KKR Apple Bidco LLC
First Lien Initial Term Loan
4.06% (1 Month LIBOR + 3.00%), due 9/22/28 (b)	2,364,075	2,226,663
Mission Broadcasting, Inc.
Term Loan B4
3.562% (1 Month LIBOR + 2.50%), due 6/2/28 (b)	595,500	583,218
Radiate Holdco LLC
Amendment No. 6 Term Loan
4.916% (1 Month LIBOR + 3.25%), due 9/25/26 (b)	4,074,633	3,763,942
		12,028,204
Mining, Steel, Iron & Non-Precious Metals 0.8%
American Rock Salt Co. LLC
First Lien Initial Term Loan
5.67% (1 Month LIBOR + 4.00%), due 6/9/28 (b)	1,244,572	1,120,114
Gates Global LLC
Initial Dollar Term Loan B3
4.166% (1 Month LIBOR + 2.50%), due 3/31/27 (b)	2,914,153	2,742,946
Graftech International Ltd.
Initial Term Loan
4.666% (1 Month LIBOR + 3.00%), due 2/12/25 (b)	605,084	582,394
	Principal Amount	Value

Mining, Steel, Iron & Non-Precious Metals (continued)
MRC Global (U.S.), Inc.
2018 Refinancing Term Loan
4.666% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	$ 1,051,676	$ 1,018,373
U.S. Silica Co.
Term Loan
5.688% (1 Month LIBOR + 4.00%), due 5/1/25 (b)	1,435,728	1,378,747
		6,842,574
Oil & Gas 1.8%
AL GCX Holdings LLC
Initial Term Loan
4.799% (1 Month LIBOR + 3.75%), due 5/17/29 (b)	500,000	485,000
Buckeye Partners LP
2021 Tranche Term Loan B1
3.916% (1 Month LIBOR + 2.25%), due 11/1/26 (b)	1,344,217	1,284,288
ChampionX Corp.
Term Loan B1
4.493% (1 Month LIBOR + 3.25%), due 6/7/29 (b)	1,500,000	1,477,500
DT Midstream, Inc.
Initial Term Loan
3.688% (1 Month LIBOR + 2.00%), due 6/26/28 (b)	319,462	318,115
Fleet Midco I Ltd.
Facility Term Loan B
4.666% (1 Month LIBOR + 3.00%), due 10/7/26 (b)	1,215,625	1,148,766
GIP III Stetson I LP
Initial Term Loan
5.916% (1 Month LIBOR + 4.25%), due 7/18/25 (b)(c)	1,455,968	1,370,066
Keane Group Holdings LLC
Initial Term Loan
5.938% (1 Month LIBOR + 4.25%), due 5/25/25 (b)	960,000	918,000
Lucid Energy Group II Borrower LLC
2021 Initial Term Loan
5.874% (1 Month LIBOR + 4.25%), due 11/24/28 (b)	1,344,245	1,324,561
Medallion Midland Acquisition LLC
Initial Term Loan
5.416% (1 Month LIBOR + 3.75%), due 10/18/28 (b)	574,613	548,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
Murphy Oil USA, Inc.
Tranche Term Loan B
2.82% (1 Month LIBOR + 1.75%), due 1/31/28 (b)	$ 445,500	$ 442,716
NorthRiver Midstream Finance LP
Initial Term Loan B
4.217% (3 Month LIBOR + 3.25%), due 10/1/25 (b)	1,155,000	1,122,154
Oryx Midstream Services Permian Basin LLC
Initial Term Loan
4.705% (3 Month LIBOR + 3.25%), due 10/5/28 (b)	995,000	942,141
PES Holdings LLC
Tranche Term Loan C
9.25% (3.00% PIK) (1 Month LIBOR + 4.50%), due 12/31/22 (b)(c)(e)(g)(h)	1,129,355	28,234
Prairie ECI Acquiror LP
Initial Term Loan
6.416% (1 Month LIBOR + 4.75%), due 3/11/26 (b)	1,185,525	1,105,996
Traverse Midstream Partners LLC
Advance Term Loan 5.384% - 5.95%
(3 Month LIBOR + 4.25%, 6 Month LIBOR + 4.25%), due 9/27/24 (b)	1,179,488	1,122,479
Veritas U.S., Inc.
Dollar 2021 Term Loan B
7.25% (3 Month LIBOR + 5.00%), due 9/1/25 (b)	1,184,008	963,486
		14,601,539
Packaging 0.3%
LABL, Inc.
Initial Dollar Term Loan
6.06% (1 Month LIBOR + 5.00%), due 10/29/28 (b)	1,492,500	1,363,149
Plastipak Holdings, Inc.
2021 Tranche Term Loan B
4.188% (1 Month LIBOR + 2.50%), due 12/1/28 (b)	965,588	923,344
		2,286,493
Personal & Nondurable Consumer Products 1.3%
ABG Intermediate Holdings 2 LLC
First Lien Tranche Term Loan B1
5.275% (1 Month LIBOR + 3.50%), due 12/21/28 (b)	2,380,000	2,219,350
	Principal Amount	Value

Personal & Nondurable Consumer Products (continued)
Foundation Building Materials, Inc.
First Lien Initial Term Loan
4.489% (3 Month LIBOR + 3.25%), due 1/31/28 (b)	$ 742,500	$ 662,217
Hunter Douglas Holding BV
Tranche Term Loan B1
4.842% (3 Month LIBOR + 3.50%), due 2/26/29 (b)	3,000,000	2,567,499
Leslie's Poolmart, Inc.
Initial Term Loan
3.019% (3 Month LIBOR + 2.50%), due 3/9/28 (b)	1,975,000	1,871,313
Michaels Cos., Inc. (The)
Term Loan B
6.50% (3 Month LIBOR + 4.25%), due 4/15/28 (b)	3,168,000	2,608,319
Prestige Brands, Inc.
Term Loan B5
3.06% (1 Month LIBOR + 2.00%), due 7/3/28 (b)	720,000	714,100
Spectrum Brands, Inc.
2021 Term Loan
3.67% (1 Month LIBOR + 2.00%), due 3/3/28 (b)	98,750	94,553
		10,737,351
Personal & Nondurable Consumer Products (Manufacturing Only) 0.7%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
3.666% (1 Month LIBOR + 2.00%), due 1/15/27 (b)	1,692,052	1,594,759
Hercules Achievement, Inc.
First Lien Initial Term Loan
5.166% (1 Month LIBOR + 3.50%), due 12/16/24 (b)	1,910,079	1,781,149
SRAM LLC
Initial Term Loan
4.416% (1 Month LIBOR + 2.75%), due 5/18/28 (b)	2,536,363	2,403,204
		5,779,112
Personal Transportation 0.4%
First Student Bidco, Inc. (b)
Initial Term Loan B
3.983% (3 Month LIBOR + 3.00%), due 7/21/28	784,879	703,939
Initial Term Loan C
3.983% (3 Month LIBOR + 3.00%), due 7/21/28	291,177	261,149
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Personal Transportation (continued)
Uber Technologies, Inc. (b)
2021 Incremental Term Loan
5.075% (3 Month LIBOR + 3.50%), due 4/4/25	$ 1,718,670	$ 1,645,626
2021 Refinancing Term Loan
5.075% (3 Month LIBOR + 3.50%), due 2/25/27	986,911	943,734
		3,554,448
Personal, Food & Miscellaneous Services 1.8%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
3.416% (1 Month LIBOR + 1.75%), due 11/19/26 (b)	2,132,053	2,030,247
Aramark Intermediate HoldCo Corp. (b)
U.S. Term Loan B3
3.416% (1 Month LIBOR + 1.75%), due 3/11/25	2,182,662	2,078,986
U.S. Term Loan B5
4.166% (1 Month LIBOR + 2.50%), due 4/6/28	1,402,972	1,338,962
Hayward Industries, Inc.
First Lien Refinancing Term Loan
4.166% (1 Month LIBOR + 2.50%), due 5/30/28 (b)	2,772,000	2,634,265
Hillman Group, Inc. (The) (b)
Initial Delayed Draw Term Loan 2.75% - 4.392%
(1 Month LIBOR + 2.75%), due 7/14/28	10,300	9,617
Initial Term Loan
4.392% (1 Month LIBOR + 2.75%), due 7/14/28	536,173	500,652
IRB Holding Corp. (b)
2020 Replacement Term Loan B
3.756% (3 Month LIBOR + 2.75%), due 2/5/25	2,398,462	2,271,044
2022 Replacement Term Loan B
4.238% (1 Month LIBOR + 3.00%), due 12/15/27	2,136,635	2,029,803
KFC Holding Co.
2021 Term Loan B
3.362% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	1,456,618	1,431,127
		14,324,703
	Principal Amount	Value

Pharmaceuticals 0.1%
Padagis LLC
Term Loan B
5.719% (3 Month LIBOR + 4.75%), due 7/6/28 (b)	$ 1,129,412	$ 1,036,235
Printing & Publishing 0.8%
Getty Images, Inc.
Initial Dollar Term Loan
6.125% (3 Month LIBOR + 4.50%), due 2/19/26 (b)	1,451,706	1,402,711
Severin Acquisition LLC
First Lien Initial Term Loan
4.624% (1 Month LIBOR + 3.00%), due 8/1/25 (b)	1,945,023	1,851,419
Springer Nature Deutschland GmbH
Initial Term Loan B18
4.554% (3 Month LIBOR + 3.00%), due 8/14/26 (b)	3,062,584	2,922,216
		6,176,346
Radio and TV Broadcasting 0.1%
Nielsen Finance LLC
Term Loan B4
3.19% (1 Month LIBOR + 2.00%), due 10/4/23 (b)	722,413	717,447
Retail 0.4%
Great Outdoors Group LLC
Term Loan B2
5.416% (1 Month LIBOR + 3.75%), due 3/6/28 (b)	3,366,486	3,070,514
Retail Store 1.5%
BJ's Wholesale Club, Inc.
First Lien Tranche Term Loan B
3.255% (1 Month LIBOR + 2.00%), due 2/3/24 (b)	1,549,996	1,537,596
EG Group Ltd. (b)
USD Additional Facility Term Loan
5.006% (3 Month LIBOR + 4.00%), due 2/7/25	1,440,031	1,353,629
USD Facility Term Loan B
6.25% (3 Month LIBOR + 4.00%), due 2/7/25	661,723	622,019

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Retail Store (continued)
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
4.416% (1 Month LIBOR + 2.75%), due 10/19/27 (b)	$ 3,824,032	$ 3,367,539
PetSmart LLC
Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 2/11/28 (b)	1,389,500	1,301,788
Rising Tide Holdings, Inc.
First Lien Initial Term Loan
6.416% (1 Month LIBOR + 4.75%), due 6/1/28 (b)	2,415,600	2,095,533
White Cap Supply Holdings LLC
Initial Closing Date Term Loan
5.275% (1 Month LIBOR + 3.75%), due 10/19/27 (b)	1,972,537	1,807,337
		12,085,441
Services: Business 4.4%
Brown Group Holdings LLC
Term Loan B2
TBD, due 6/8/29	166,667	160,313
Initial Term Loan
4.166% (1 Month LIBOR + 2.50%), due 6/7/28 (b)	1,158,602	1,102,120
ConnectWise LLC
Initial Term Loan
5.75% (3 Month LIBOR + 3.50%), due 9/29/28 (b)	1,396,500	1,278,670
Dun & Bradstreet Corp. (The) (b)
2022 Incremental Term Loan B2
4.747% (1 Month LIBOR + 3.25%), due 1/18/29	299,250	278,303
Initial Borrowing Term Loan
4.874% (1 Month LIBOR + 3.25%), due 2/6/26	2,908,218	2,738,268
Electron Bidco, Inc.
First Lien Initial Term Loan
4.666% (1 Month LIBOR + 3.00%), due 11/1/28 (b)	1,662,500	1,551,666
GIP II Blue Holding LP
Initial Term Loan
6.75% (3 Month LIBOR + 4.50%), due 9/29/28 (b)	2,321,667	2,238,957
	Principal Amount	Value

Services: Business (continued)
Hunter Holdco 3 Ltd.
First Lien Initial Dollar Term Loan
6.50% (3 Month LIBOR + 4.25%), due 8/19/28 (b)	$ 3,033,000	$ 2,873,768
ICON plc (b)
Lux Term Loan
4.563% (3 Month LIBOR + 2.25%), due 7/3/28	1,669,752	1,610,614
U.S. Term Loan
4.563% (3 Month LIBOR + 2.25%), due 7/3/28	416,020	401,286
Indy U.S. Bidco LLC
2021 Refinancing Dollar Term Loan 4.773% - 5.416%
(1 Month LIBOR + 3.75%), due 3/6/28 (b)	1,481,306	1,371,442
Intrado Corp.
Initial Term Loan B
5.666% (1 Month LIBOR + 4.00%), due 10/10/24 (b)	1,490,103	1,257,274
Mercury Borrower, Inc.
First Lien Initial Term Loan
5.813% (3 Month LIBOR + 3.50%), due 8/2/28 (b)	4,782,015	4,447,274
Mitchell International, Inc. (b)
First Lien Initial Term Loan
5.345% (1 Month LIBOR + 3.75%), due 10/15/28	1,995,000	1,804,643
Second Lien Initial Term Loan
8.095% (1 Month LIBOR + 6.50%), due 10/15/29	1,200,000	1,080,000
MPH Acquisition Holdings LLC
Initial Term Loan
5.825% (3 Month LIBOR + 4.25%), due 9/1/28 (b)	2,481,250	2,281,199
Osmosis Buyer Ltd.
2022 Refinanciang Term Loan B
4.838% (1 Month LIBOR + 3.75%), due 7/31/28 (b)	2,400,000	2,172,000
PECF USS Intermediate Holding III Corp.
Initial Term Loan
5.916% (1 Month LIBOR + 4.25%), due 12/15/28 (b)	995,000	895,998
Phoenix Newco, Inc.
First Lien Initial Term Loan
4.31% (3 Month LIBOR + 3.25%), due 11/15/28 (b)	1,496,250	1,406,475
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Services: Business (continued)
Polaris Newco LLC
First Lien Dollar Term Loan
5.666% (1 Month LIBOR + 4.00%), due 6/2/28 (b)	$ 2,977,500	$ 2,742,093
Project Boost Purchaser LLC
2021 Tranche Term Loan 2
5.166% (1 Month LIBOR + 3.50%), due 5/30/26 (b)	742,500	688,205
Vizient, Inc.
Term Loan B7
3.684% (1 Month LIBOR + 2.25%), due 5/16/29 (b)	750,000	744,062
		35,124,630
Software 3.5%
AppLovin Corp.
Amendment No. 6 New Term Loan
4.666% (3 Month LIBOR + 3.00%), due 10/25/28 (b)	1,197,000	1,135,654
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
5.416% (1 Month LIBOR + 3.75%), due 10/16/28 (b)	1,870,312	1,669,254
Informatica LLC
Initial Term Loan
4.438% (1 Month LIBOR + 2.75%), due 10/27/28 (b)	2,952,600	2,795,743
Magenta Buyer LLC
First Lien Initial Term Loan
6.23% (3 Month LIBOR + 5.00%), due 7/27/28 (b)	696,500	625,689
McAfee Corp.
Tranche Term Loan B1
5.145% (1 Month LIBOR + 4.00%), due 3/1/29 (b)	5,000,000	4,522,500
Nortonlifelock Inc.
Facility Term Loan B
TBD, due 1/28/29	7,000,000	6,623,750
Ping Identity Corp.
Term Loan
5.375% (1 Month LIBOR + 3.75%), due 11/23/28 (b)	665,000	640,063
Quest Software U.S. Holdins, Inc.
First Lien Initial Term Loan
5.474% (3 Month LIBOR + 4.25%), due 2/1/29 (b)	2,812,500	2,491,405
	Principal Amount	Value

Software (continued)
Sophia LP
First Lien Term Loan B
5.50% (3 Month LIBOR + 3.25%), due 10/7/27 (b)	$ 676,550	$ 630,037
Sovos Compliance LLC (b)
First Lien Delayed Draw Term Loan
6.152% (1 Month LIBOR + 4.50%), due 8/11/28	73,630	69,212
First Lien Initial Term Loan
6.166% (1 Month LIBOR + 4.50%), due 8/11/28	424,238	398,784
UKG, Inc. (b)
First Lien 2021-2 Incremental Term Loan
4.212% (3 Month LIBOR + 3.25%), due 5/4/26	3,882,056	3,639,427
First Lien Initial Term Loan
5.416% (1 Month LIBOR + 3.75%), due 5/4/26	1,701,875	1,600,370
Second Lien 2021 Incremental Term Loan
6.212% (3 Month LIBOR + 5.25%), due 5/3/27	200,000	183,375
Vision Solutions, Inc.
First Lien Third Incremental Term Loan
5.184% (3 Month LIBOR + 4.00%), due 4/24/28 (b)	1,654,167	1,492,886
		28,518,149
Telecommunications 3.7%
Avaya, Inc.
Tranche Term Loan B2
5.324% (1 Month LIBOR + 4.00%), due 12/15/27 (b)	1,168,269	862,767
Azalea TopCo, Inc.
First Lien Initial Term Loan
4.739% (3 Month LIBOR + 3.50%), due 7/24/26 (b)	2,431,250	2,258,023
Cablevision Lightpath LLC
Initial Term Loan
4.574% (1 Month LIBOR + 3.25%), due 11/30/27 (b)	1,484,925	1,393,354
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
5.17% (1 Month LIBOR + 3.50%), due 12/11/26 (b)	3,929,747	3,625,192
CSC Holdings LLC
September 2019 Initial Term Loan
3.824% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	3,617,361	3,357,363

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Telecommunications (continued)
Cyxtera DC Holdings, Inc.
First Lien Initial Term Loan
4.64% (1 Month LIBOR + 3.00%), due 5/1/24 (b)(c)	$ 952,500	$ 888,206
Frontier Communications Holdings LLC
Term Loan B
6.063% (3 Month LIBOR + 3.75%), due 5/1/28 (b)	2,123,125	1,979,814
Gogo Intermediate Holdings LLC
Initial Term Loan
4.989% (3 Month LIBOR + 3.75%), due 4/30/28 (b)	2,972,481	2,813,950
Intelsat Jackson Holdings SA
Term Loan B
4.92% (6 Month LIBOR + 4.25%), due 2/1/29 (b)	950,303	867,151
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
3.416% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	1,500,000	1,386,251
Lumen Technologies, Inc.
Term Loan B
3.916% (1 Month LIBOR + 2.25%), due 3/15/27 (b)	2,673,882	2,451,060
Redstone HoldCo 2 LP
First Lien Initial Term Loan
5.934% (3 Month LIBOR + 4.75%), due 4/27/28 (b)	1,486,263	1,274,470
SBA Senior Finance II LLC
Initial Term Loan
3.42% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	1,762,230	1,689,538
Telesat Canada
Term Loan B5
4.42% (1 Month LIBOR + 2.75%), due 12/7/26 (b)	1,220,447	860,415
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
4.666% (1 Month LIBOR + 3.00%), due 3/9/27 (b)	4,348,136	3,880,711
		29,588,265
Utilities 2.6%
Astoria Energy LLC
2020 Advance Term Loan B
4.506% (3 Month LIBOR + 3.50%), due 12/10/27 (b)	653,779	612,591
	Principal Amount	Value

Utilities (continued)
Brookfield WEC Holdings, Inc. (b)
First Lien 2021 Initial Term Loan
4.416% (1 Month LIBOR + 2.75%), due 8/1/25	$ 2,898,325	$ 2,734,390
Initial Term Loan
5.247% (1 Month LIBOR + 3.75%), due 8/1/25	1,166,667	1,112,222
Calpine Corp.
2019 Term Loan
3.67% (1 Month LIBOR + 2.00%), due 4/5/26 (b)	3,055,500	2,884,582
Constellation Renewables LLC
Term Loan
4.08% (3 Month LIBOR + 2.50%), due 12/15/27 (b)	1,392,014	1,338,073
Edgewater Generation LLC
Term Loan
5.416% (1 Month LIBOR + 3.75%), due 12/13/25 (b)	3,147,734	2,658,711
Granite Generation LLC
Term Loan 5.416% - 6.00%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 11/9/26 (b)	3,148,000	2,889,864
Hamilton Projects Acquiror LLC
Term Loan
6.75% (3 Month LIBOR + 4.50%), due 6/17/27 (b)	2,450,000	2,329,541
PG&E Corp.
Term Loan
4.688% (1 Month LIBOR + 3.00%), due 6/23/25 (b)	1,715,000	1,613,529
Vistra Operations Co. LLC
2018 Incremental Term Loan 3.273% - 3.416%
(1 Month LIBOR + 1.75%), due 12/31/25 (b)	3,099,595	2,961,663
		21,135,166
Total Loan Assignments (Cost $795,873,152)		736,453,028
Total Long-Term Bonds (Cost $823,541,232)		759,960,338

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Affiliated Investment Company 0.3%
Fixed Income Fund 0.3%
MainStay MacKay High Yield Corporate Bond Fund Class I	436,571	$ 2,129,766
Total Affiliated Investment Company (Cost $2,453,413)		2,129,766
Common Stocks 0.0% ‡
Communications Equipment 0.0% ‡
Energy Future Holdings Corp. (c)(d)(f)(i)	94,456	—
Millennium Corporate Trust (c)(d)(f)(i)	1,243	—
Millennium Lender Trust (c)(d)(f)(i)	1,324	—
		—
Metals & Mining 0.0% ‡
Ameriforge Group, Inc. (c)(d)(f)(i)	45,694	63,972
Total Common Stocks (Cost $1,573,379)		63,972

	Number of Rights
Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Corp.
Expires 12/31/46 (c)(d)(f)(i)	57,684	53,069
Total Rights (Cost $47,301)		53,069

	Number of Warrants
Warrants 0.0% ‡
Capital Markets 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (c)(d)(f)(i)(j)	22	0
Health Care Equipment & Supplies 0.0% ‡
Carestream Health, Inc.
Expires 8/5/23 (c)(d)(f)(i)	49	1
Total Warrants (Cost $0)		1

	Principal Amount	Value
Short-Term Investments 6.6%
U.S. Treasury Debt 6.6%
U.S. Treasury Bills (k)
0.796%, due 7/5/22	$ 33,479,000	$ 33,475,767
1.001%, due 8/2/22	1,900,000	1,898,062
1.043%, due 7/21/22	10,000,000	9,994,361
1.051%, due 7/26/22	2,000,000	1,998,580
1.108%, due 7/12/22	5,189,000	5,187,478
1.356%, due 8/16/22	1,000,000	998,246
Total Short-Term Investments (Cost $53,552,492)		53,552,494
Total Investments (Cost $881,167,817)	101.3%	815,759,640
Other Assets, Less Liabilities	(1.3)	(10,576,051)
Net Assets	100.0%	$ 805,183,589

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2022.
(c)	Illiquid security—As of June 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $11,245,837, which represented 1.4% of the Portfolio’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, the total market value was $2,244,959, which represented 0.3% of the Portfolio’s net assets.
(g)	Issue in default.
(h)	Issue in non-accrual status.
(i)	Non-income producing security.
(j)	Less than $1.
(k)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Floating Rate Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 2,453	$ —	$ —	$ —	$ (323)	$ 2,130	$ 59	$ —	437
Abbreviation(s):
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
TBD—To Be Determined
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 23,507,310	$ —	$ 23,507,310
Loan Assignments	—	730,772,531	5,680,497	736,453,028
Total Long-Term Bonds	—	754,279,841	5,680,497	759,960,338
Affiliated Investment Company
Fixed Income Fund	2,129,766	—	—	2,129,766
Common Stocks	—	—	63,972	63,972
Rights	—	—	53,069	53,069
Warrants	—	—	1	1
Short-Term Investments
U.S. Treasury Debt	—	53,552,494	—	53,552,494
Total Investments in Securities	$ 2,129,766	$ 807,832,335	$ 5,797,539	$ 815,759,640

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $878,714,404)	$ 813,629,874
Investment in affiliated investment companies, at value (identified cost $2,453,413)	2,129,766
Cash	7,613,893
Receivables:
Interest	2,313,395
Investment securities sold	965,718
Portfolio shares sold	448,915
Other assets	6,940
Total assets	827,108,501
Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	102,183
Payables:
Investment securities purchased	20,677,292
Portfolio shares redeemed	513,222
Manager (See Note 3)	405,291
NYLIFE Distributors (See Note 3)	114,035
Professional fees	46,618
Shareholder communication	45,857
Custodian	11,766
Accrued expenses	8,648
Total liabilities	21,924,912
Net assets	$ 805,183,589
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 97,538
Additional paid-in-capital	914,715,875
914,813,413
Total distributable earnings (loss)	(109,629,824)
Net assets	$ 805,183,589
Initial Class
Net assets applicable to outstanding shares	$262,276,428
Shares of beneficial interest outstanding	31,793,222
Net asset value per share outstanding	$ 8.25
Service Class
Net assets applicable to outstanding shares	$542,907,161
Shares of beneficial interest outstanding	65,744,965
Net asset value per share outstanding	$ 8.26

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay VP Floating Rate Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 17,233,927
Dividends-affiliated	59,199
Other	336
Total income	17,293,462
Expenses
Manager (See Note 3)	2,475,440
Distribution/Service—Service Class (See Note 3)	681,949
Professional fees	66,454
Shareholder communication	31,286
Custodian	14,886
Trustees	8,308
Miscellaneous	28,610
Total expenses	3,306,933
Net investment income (loss)	13,986,529
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(1,624,832)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(56,805,977)
Affiliated investments	(322,844)
Unfunded commitments	(106,319)
Net change in unrealized appreciation (depreciation)	(57,235,140)
Net realized and unrealized gain (loss)	(58,859,972)
Net increase (decrease) in net assets resulting from operations	$(44,873,443)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,986,529	$ 22,927,243
Net realized gain (loss)	(1,624,832)	(990,900)
Net change in unrealized appreciation (depreciation)	(57,235,140)	3,758,344
Net increase (decrease) in net assets resulting from operations	(44,873,443)	25,694,687
Distributions to shareholders:
Initial Class	(4,954,304)	(7,569,114)
Service Class	(9,017,672)	(15,125,910)
Total distributions to shareholders	(13,971,976)	(22,695,024)
Capital share transactions:
Net proceeds from sales of shares	118,648,703	272,707,260
Net asset value of shares issued to shareholders in reinvestment of distributions	13,971,976	22,695,024
Cost of shares redeemed	(102,281,153)	(103,761,021)
Increase (decrease) in net assets derived from capital share transactions	30,339,526	191,641,263
Net increase (decrease) in net assets	(28,505,893)	194,640,926
Net Assets
Beginning of period	833,689,482	639,048,556
End of period	$ 805,183,589	$ 833,689,482
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay VP Floating Rate Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 8.86	$ 8.81	$ 8.93	$ 8.66	$ 9.08	$ 9.11
Net investment income (loss) (a)	0.15	0.28	0.32	0.44	0.43	0.39
Net realized and unrealized gain (loss)	(0.61)	0.05	(0.12)	0.27	(0.42)	(0.03)
Total from investment operations	(0.46)	0.33	0.20	0.71	0.01	0.36
Less distributions:
From net investment income	(0.15)	(0.28)	(0.32)	(0.44)	(0.43)	(0.39)
Net asset value at end of period	$ 8.25	$ 8.86	$ 8.81	$ 8.93	$ 8.66	$ 9.08
Total investment return (b)	(5.19)%	3.76%	2.45%	8.48%	(0.00)%‡(c)	3.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.55%††	3.23%	3.81%	4.98%	4.75%	4.21%
Net expenses (d)	0.64%††	0.64%	0.65%	0.65%	0.65%	0.64%
Portfolio turnover rate	7%	29%	19%	35%	29%	52%
Net assets at end of period (in 000's)	$ 262,276	$ 299,907	$ 142,403	$ 205,596	$ 187,285	$ 259,054

*	Unaudited.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 8.87	$ 8.82	$ 8.94	$ 8.67	$ 9.09	$ 9.12
Net investment income (loss) (a)	0.14	0.26	0.30	0.42	0.41	0.36
Net realized and unrealized gain (loss)	(0.61)	0.05	(0.12)	0.27	(0.42)	(0.03)
Total from investment operations	(0.47)	0.31	0.18	0.69	(0.01)	0.33
Less distributions:
From net investment income	(0.14)	(0.26)	(0.30)	(0.42)	(0.41)	(0.36)
Net asset value at end of period	$ 8.26	$ 8.87	$ 8.82	$ 8.94	$ 8.67	$ 9.09
Total investment return (b)	(5.31)%	3.50%	2.20%	8.19%	(0.25)%(c)	3.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31%††	2.96%	3.50%	4.73%	4.52%	3.96%
Net expenses (d)	0.89%††	0.89%	0.90%	0.90%	0.90%	0.89%
Portfolio turnover rate	7%	29%	19%	35%	29%	52%
Net assets at end of period (in 000's)	$ 542,907	$ 533,782	$ 496,645	$ 579,419	$ 611,492	$ 581,596

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

40	MainStay VP Floating Rate Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of June 30, 2022, are shown in the Portfolio of Investments.
Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The
41

Notes to Financial Statements (Unaudited) (continued)
rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of June 30, 2022, and can change at any time. Illiquid investments as of June 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.

42	MainStay VP Floating Rate Portfolio

Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2022, the Portfolio held unfunded commitments. (See Note 5).
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of June 30, 2022 are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the
43

Notes to Financial Statements (Unaudited) (continued)
value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.
In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

44	MainStay VP Floating Rate Portfolio

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.60%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $2,475,440 and paid the Subadvisor fees of $1,237,740.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$881,208,705	$133,363	$(65,582,428)	$(65,449,065)
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $43,547,048, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,497	$39,050
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$22,695,024
45

Notes to Financial Statements (Unaudited) (continued)
Note 5–Commitments and Contingencies
As of June 30, 2022, the Portfolio had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
athenahealth Group, Inc., Initial Delayed Draw Term Loan TBD, due 2/15/29	$ 664,130	$ (60,507)
Carestream Health, Inc., Second Lien 2023 Extended Term Loan 6.75%, (8.00% PIK), (3 Month LIBOR + 4.50%), due 8/8/23	27,612	(2,551)
Element Materials Technology Group US Holdings, Inc., Delayed Draw Term Loan TBD, due 4/12/29	211,520	(9,533)
Hillman Group, Inc. (The), Initial Delayed Draw Term Loan 2.75% - 4.392% (1 Month LIBOR + 2.75%), due 7/14/28	111,157	(7,887)
Medical Solutions Holdings, Inc., First Lien Delayed Draw Term Loan TBD, due 11/1/28	76,903	(4,971)
Pediatric Associates Holding Co. LLC, Amendment No. 1 Incremental Delayed Draw Term Loan 3.25% - 4.925% (1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 12/29/28	98,421	(6,842)
Pro Mach Group, Inc., First Lien Delayed Draw Term Loan 4.00%, due 8/31/28	125,207	(8,347)
Trident TPI Holdings, Inc., Tranche Delayed Draw Term Loan B3 4.00% - 6.25% (3 Month LIBOR + 4.00%), due 9/15/28	22,221	(1,545)
Total	$1,337,171	$(102,183)
Commitments are available until maturity date.
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 7–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $72,321 and $59,748, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:

46	MainStay VP Floating Rate Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,094,054	$ 9,481,740
Shares issued to shareholders in reinvestment of distributions	575,218	4,954,304
Shares redeemed	(3,739,562)	(32,441,399)
Net increase (decrease)	(2,070,290)	$ (18,005,355)
Year ended December 31, 2021:
Shares sold	19,774,894	$175,476,548
Shares issued to shareholders in reinvestment of distributions	853,852	7,569,114
Shares redeemed	(2,924,924)	(25,956,012)
Net increase (decrease)	17,703,822	$157,089,650

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	12,555,712	$109,166,963
Shares issued to shareholders in reinvestment of distributions	1,047,510	9,017,672
Shares redeemed	(8,068,013)	(69,839,754)
Net increase (decrease)	5,535,209	$ 48,344,881
Year ended December 31, 2021:
Shares sold	10,956,996	$ 97,230,712
Shares issued to shareholders in reinvestment of distributions	1,704,919	15,125,910
Shares redeemed	(8,766,498)	(77,805,009)
Net increase (decrease)	3,895,417	$ 34,551,613
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
47

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
48	MainStay VP Floating Rate Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
49

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781620	MSVPFR10-08/22
(NYLIAC) NI518

MainStay VP MacKay High Yield Corporate Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1995	-11.15%	-9.97%	2.59%	4.58%	0.58%
Service Class Shares	6/4/2003	-11.26	-10.19	2.34	4.32	0.83

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[2]	-14.03%	-12.67%	1.94%	4.40%
Morningstar High Yield Bond Category Average[3]	-13.00	-12.05	1.30	3.43

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The ICE BofA U.S. High Yield Constrained Index is the Portfolio's primary broad-based securities market index for comparison purposes. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.
3.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$888.50	$2.72	$1,021.92	$2.91	0.58%
Service Class Shares	$1,000.00	$887.40	$3.88	$1,020.68	$4.16	0.83%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of June 30, 2022 (Unaudited)
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.375%, due 5/1/27–1/15/34
2.	HCA, Inc., 3.50%-8.36%, due 4/15/24–11/6/33
3.	Carnival Corp., 4.00%-10.50%, due 2/1/26–5/1/29
4.	Yum! Brands, Inc., 3.625%-6.875%, due 1/15/30–11/15/37
5.	TransDigm, Inc., 4.625%-8.00%, due 12/15/25–5/1/29
6.	VICI Properties LP, 3.875%-5.75%, due 5/1/24–2/15/29
7.	T-Mobile US, Inc., 2.625%-5.375%, due 4/15/27–4/15/31
8.	MSCI, Inc., 3.25%-4.00%, due 11/15/29–8/15/33
9.	Sprint Capital Corp., 6.875%, due 11/15/28
10.	Netflix, Inc., 4.875%-5.875%, due 3/1/24–6/15/30

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP MacKay High Yield Corporate Bond Portfolio returned −11.15% for Initial Class shares and −11.26% for Service Class shares. Over the same period, both share classes outperformed the −14.03% return of the ICE BofA U.S. High Yield Constrained Index (“the Index”), which is the Portfolio’s benchmark, and the −13.00% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio outperformed the Index primarily due to positive security selection and an overweight position in the energy sector. In telecommunication services, security selection and underweight exposure were both beneficial. In particular, the Portfolio did not own the bonds of Telecom Italia, which were down by more than 30% during the reporting period. Security selection in the health care sector also made a positive contribution to relative returns. (Contributions take weightings and total returns into account.) The Portfolio largely avoided the bonds of Endo International and Bausch Health Companies, which benefited returns, as their prices fell sharply. From a credit-quality perspective, the Portfolio’s underweight exposure to names rated BB2 with longer maturities enhanced relative performance as those bonds were negatively impacted by the sharp rise in Treasury yields. Underweight exposure to bonds rated CCC3 further bolstered relative performance, as they were the most vulnerable to a slowing economy.
What was the Portfolio’s duration4 strategy during the reporting period?
The Portfolio’s duration is the result of our bottom-up fundamental analysis and is residual of the investment process. However, the
Portfolio did have a lower duration relative to the Index throughout the reporting period, which was beneficial to returns.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Although the markets were negatively impacted by the large move in interest rates coupled with recessionary fears, there were no material changes to the sector weightings in the Portfolio during the reporting period. We continued to favor higher quality companies with good balance sheets and a duration below that of the Index.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period every sector within the Index posted negative returns. On an absolute basis within the Portfolio, energy, telecommunication services and utilities were the least impacted. Security selection in all three sectors was the key contributor, and we were also overweight in energy, which helped contribute to absolute performance.
On an absolute basis, positions within services, leisure and basic industry were the most impacted.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, we closed out the Portfolio’s positions in real estate investment trust MGM Growth Properties, telecomm service company Lumen Technologies, energy company Range Resources, and commercial services company Nielsen Finance. The Portfolio initiated positions in industrial company Builders FirstSource and computer security software firm McAfee. We increased positions in chemicals manufacturer LSB Industries and

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8	MainStay VP MacKay High Yield Corporate Bond Portfolio

midstream energy infrastructure company Summit Midstream Partners.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the sector weightings in the Portfolio. On the margin, we added to the Portfolio’s information technology and consumer discretionary exposure while moderately trimming exposure to telecommunication services and industrials.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held underweight positions relative to the Index in the energy and materials sectors, and underweight exposure to telecommunications services, industrials and financials.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 92.6%
Convertible Bonds 0.9%
Media 0.4%
DISH Network Corp.
2.375%, due 3/15/24	$ 7,695,000	$ 6,800,456
3.375%, due 8/15/26	7,295,000	4,946,010
		11,746,466
Oil & Gas 0.2%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (a)(b)	1,095,000	6,383,467
Oil & Gas Services 0.3%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (b)	9,247,866	8,739,233
Total Convertible Bonds (Cost $24,456,082)		26,869,166
Corporate Bonds 87.8%
Advertising 1.1%
Lamar Media Corp.
3.625%, due 1/15/31	10,265,000	8,401,081
3.75%, due 2/15/28	6,320,000	5,610,454
4.00%, due 2/15/30	6,400,000	5,373,765
4.875%, due 1/15/29	2,570,000	2,313,298
Outfront Media Capital LLC (c)
4.25%, due 1/15/29	2,400,000	1,911,888
5.00%, due 8/15/27	7,910,000	6,911,362
		30,521,848
Aerospace & Defense 1.9%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (c)	5,587,000	4,449,934
Rolls-Royce plc
5.75%, due 10/15/27 (c)	3,210,000	2,893,173
TransDigm UK Holdings plc
6.875%, due 5/15/26	7,637,000	7,121,503
TransDigm, Inc.
4.625%, due 1/15/29	7,985,000	6,428,085
4.875%, due 5/1/29	5,630,000	4,583,045
6.25%, due 3/15/26 (c)	23,850,000	22,985,437
7.50%, due 3/15/27	2,780,000	2,622,680
8.00%, due 12/15/25 (c)	2,000,000	2,022,480
		53,106,337
	Principal Amount	Value

Agriculture 0.3%
Land O' Lakes, Inc.
6.00%, due 11/15/22 (c)	$ 7,880,000	$ 7,900,981
Airlines 0.9%
American Airlines, Inc. (c)
5.50%, due 4/20/26	4,560,000	4,189,660
5.75%, due 4/20/29	3,750,000	3,201,600
Delta Air Lines, Inc. (c)
4.50%, due 10/20/25	4,095,000	3,978,959
4.75%, due 10/20/28	5,450,000	5,147,951
7.00%, due 5/1/25	713,000	721,690
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (c)	5,680,000	5,582,304
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (c)	1,495,984	1,535,284
		24,357,448
Auto Manufacturers 1.5%
Ford Holdings LLC
9.30%, due 3/1/30	8,454,000	9,257,130
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	2,020,000	1,813,758
2.90%, due 2/16/28	2,400,000	1,933,824
3.375%, due 11/13/25	4,000,000	3,601,880
4.00%, due 11/13/30	5,000,000	4,051,275
4.125%, due 8/17/27	1,000,000	880,500
4.271%, due 1/9/27	1,647,000	1,477,221
4.389%, due 1/8/26	750,000	690,795
5.125%, due 6/16/25	3,500,000	3,342,220
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (c)	11,880,000	11,404,800
PM General Purchaser LLC
9.50%, due 10/1/28 (c)	3,775,000	3,050,124
		41,503,527
Auto Parts & Equipment 1.8%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (c)	6,300,000	5,529,258
Dealer Tire LLC
8.00%, due 2/1/28 (c)	5,540,000	4,786,006
Goodyear Tire & Rubber Co. (The)
5.00%, due 7/15/29	3,500,000	2,898,550
IHO Verwaltungs GmbH (b)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	7,973,000	6,853,454
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	10,396,000	9,252,914

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
IHO Verwaltungs GmbH (b)(c) (continued)
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	$ 11,645,000	$ 10,133,479
Meritor, Inc.
6.25%, due 6/1/25 (c)	1,250,000	1,281,944
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (c)	11,800,000	8,948,983
Tenneco, Inc.
7.875%, due 1/15/29 (c)	470,000	454,219
		50,138,807
Beverages 0.1%
Primo Water Holdings, Inc.
4.375%, due 4/30/29 (c)	3,725,000	3,042,319
Biotechnology 0.2%
Emergent BioSolutions, Inc.
3.875%, due 8/15/28 (c)	3,480,000	2,467,084
Grifols Escrow Issuer SA
4.75%, due 10/15/28 (c)	3,980,000	3,451,774
		5,918,858
Building Materials 1.1%
Builders FirstSource, Inc.
6.375%, due 6/15/32 (c)	3,000,000	2,677,500
James Hardie International Finance DAC
5.00%, due 1/15/28 (c)	8,011,000	7,129,790
Koppers, Inc.
6.00%, due 2/15/25 (c)	6,805,000	6,319,531
New Enterprise Stone & Lime Co., Inc.
5.25%, due 7/15/28 (c)	2,975,000	2,445,554
PGT Innovations, Inc.
4.375%, due 10/1/29 (c)	3,995,000	3,149,898
Summit Materials LLC (c)
5.25%, due 1/15/29	3,930,000	3,428,925
6.50%, due 3/15/27	5,135,000	4,952,300
		30,103,498
Chemicals 2.1%
ASP Unifrax Holdings, Inc. (c)
5.25%, due 9/30/28	5,260,000	4,196,928
7.50%, due 9/30/29	5,990,000	4,160,316
CVR Partners LP
6.125%, due 6/15/28 (c)	1,700,000	1,519,838
	Principal Amount	Value

Chemicals (continued)
EverArc Escrow Sarl
5.00%, due 10/30/29 (c)	$ 7,470,000	$ 6,287,611
GPD Cos., Inc.
10.125%, due 4/1/26 (c)	8,875,000	8,456,810
Innophos Holdings, Inc.
9.375%, due 2/15/28 (c)	7,096,000	6,465,378
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (b)(c)	5,605,000	4,484,000
NOVA Chemicals Corp. (c)
4.875%, due 6/1/24	2,635,000	2,504,561
5.25%, due 6/1/27	4,020,000	3,447,954
Schweitzer-Mauduit International, Inc.
6.875%, due 10/1/26 (c)	3,000,000	2,670,000
SCIH Salt Holdings, Inc. (c)
4.875%, due 5/1/28	6,000,000	4,980,720
6.625%, due 5/1/29	7,300,000	5,768,422
SCIL IV LLC
5.375%, due 11/1/26 (c)	3,300,000	2,640,000
		57,582,538
Coal 0.3%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (c)	2,736,000	2,838,600
Natural Resource Partners LP
9.125%, due 6/30/25 (c)	4,045,000	4,115,026
Warrior Met Coal, Inc.
7.875%, due 12/1/28 (c)	2,650,000	2,523,810
		9,477,436
Commercial Services 2.6%
AMN Healthcare, Inc.
4.625%, due 10/1/27 (c)	2,430,000	2,227,751
Ashtead Capital, Inc. (c)
4.00%, due 5/1/28	3,650,000	3,294,291
4.25%, due 11/1/29	3,545,000	3,118,757
Cimpress plc
7.00%, due 6/15/26 (c)	5,892,000	4,694,156
Gartner, Inc.
3.75%, due 10/1/30 (c)	4,635,000	3,945,544
Graham Holdings Co.
5.75%, due 6/1/26 (c)	11,107,000	10,995,930
HealthEquity, Inc.
4.50%, due 10/1/29 (c)	2,650,000	2,318,750
Korn Ferry
4.625%, due 12/15/27 (c)	4,000,000	3,590,000
MPH Acquisition Holdings LLC (c)
5.50%, due 9/1/28	3,110,000	2,767,897
5.75%, due 11/1/28	5,500,000	4,557,850
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (c)	$ 3,440,000	$ 2,881,000
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (c)	3,800,000	3,720,846
Service Corp. International
3.375%, due 8/15/30	2,902,000	2,376,013
4.00%, due 5/15/31	7,000,000	5,976,250
United Rentals North America, Inc.
3.75%, due 1/15/32	2,900,000	2,381,032
3.875%, due 2/15/31	3,500,000	2,952,556
4.875%, due 1/15/28	1,000,000	945,480
5.50%, due 5/15/27	500,000	490,333
Williams Scotsman International, Inc.
4.625%, due 8/15/28 (c)	4,270,000	3,640,175
WW International, Inc.
4.50%, due 4/15/29 (c)	9,615,000	6,403,109
		73,277,720
Computers 0.6%
Condor Merger Sub, Inc.
7.375%, due 2/15/30 (c)	12,765,000	10,375,009
Unisys Corp.
6.875%, due 11/1/27 (c)	5,865,000	5,120,917
		15,495,926
Cosmetics & Personal Care 0.3%
Edgewell Personal Care Co. (c)
4.125%, due 4/1/29	6,780,000	5,595,993
5.50%, due 6/1/28	4,000,000	3,639,600
		9,235,593
Distribution & Wholesale 0.6%
Avient Corp.
5.25%, due 3/15/23	8,636,000	8,592,820
5.75%, due 5/15/25 (c)	2,000,000	1,916,989
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (c)	5,000,000	4,832,100
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (c)	3,120,000	2,523,300
		17,865,209
Diversified Financial Services 1.9%
Credit Acceptance Corp.
5.125%, due 12/31/24 (c)	3,055,000	2,877,802
6.625%, due 3/15/26	9,465,000	8,862,080
Enact Holdings, Inc.
6.50%, due 8/15/25 (c)	4,485,000	4,229,893
	Principal Amount	Value

Diversified Financial Services (continued)
Jane Street Group
4.50%, due 11/15/29 (c)	$ 2,500,000	$ 2,225,000
Jefferies Finance LLC
5.00%, due 8/15/28 (c)	9,840,000	8,093,400
LPL Holdings, Inc. (c)
4.00%, due 3/15/29	7,570,000	6,476,583
4.375%, due 5/15/31	3,630,000	3,101,418
4.625%, due 11/15/27	3,865,000	3,609,537
Oxford Finance LLC
6.375%, due 2/1/27 (c)	3,000,000	2,872,500
PennyMac Financial Services, Inc. (c)
4.25%, due 2/15/29	3,650,000	2,682,750
5.75%, due 9/15/31	3,050,000	2,274,612
PRA Group, Inc.
7.375%, due 9/1/25 (c)	3,700,000	3,598,250
StoneX Group, Inc.
8.625%, due 6/15/25 (c)	1,298,000	1,301,245
		52,205,070
Electric 1.7%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (c)	4,050,000	3,643,711
DPL, Inc.
4.125%, due 7/1/25	5,815,000	5,368,316
Keystone Power Pass-Through Holders LLC
13.00% (1.00% Cash and 12.00% PIK), due 6/1/24 (a)(b)(c)	3,068,387	1,825,690
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (c)	4,650,000	3,707,842
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (c)	4,500,000	4,117,500
NRG Energy, Inc.
6.625%, due 1/15/27	2,555,000	2,502,307
Pattern Energy Operations LP
4.50%, due 8/15/28 (c)	4,205,000	3,658,350
PG&E Corp.
5.00%, due 7/1/28	6,260,000	5,282,689
5.25%, due 7/1/30	3,840,000	3,159,091
Vistra Corp. (c)(d)(e)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	3,350,000	3,040,125
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	7,800,000	7,507,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Vistra Operations Co. LLC
5.00%, due 7/31/27 (c)	$ 3,300,000	$ 3,000,063
		46,813,184
Electrical Components & Equipment 0.2%
WESCO Distribution, Inc. (c)
7.125%, due 6/15/25	4,535,000	4,525,159
7.25%, due 6/15/28	2,500,000	2,472,500
		6,997,659
Electronics 0.1%
II-VI, Inc.
5.00%, due 12/15/29 (c)	1,685,000	1,470,163
Engineering & Construction 0.5%
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (c)	4,000,000	3,460,693
Railworks Holdings LP
8.25%, due 11/15/28 (c)	2,800,000	2,527,000
TopBuild Corp.
4.125%, due 2/15/32 (c)	4,480,000	3,448,887
Weekley Homes LLC
4.875%, due 9/15/28 (c)	5,800,000	4,573,791
		14,010,371
Entertainment 2.8%
Affinity Gaming
6.875%, due 12/15/27 (c)	3,939,000	3,308,918
Allen Media LLC
10.50%, due 2/15/28 (c)	4,040,000	2,085,206
Boyne USA, Inc.
4.75%, due 5/15/29 (c)	3,845,000	3,329,539
CCM Merger, Inc.
6.375%, due 5/1/26 (c)	2,170,000	1,975,628
CDI Escrow Issuer, Inc.
5.75%, due 4/1/30 (c)	6,190,000	5,632,900
Churchill Downs, Inc. (c)
4.75%, due 1/15/28	13,202,000	11,749,780
5.50%, due 4/1/27	9,256,000	8,793,200
International Game Technology plc
6.25%, due 1/15/27 (c)	7,225,000	7,027,216
Jacobs Entertainment, Inc.
6.75%, due 2/15/29 (c)	6,470,000	5,471,245
Live Nation Entertainment, Inc. (c)
3.75%, due 1/15/28	1,860,000	1,604,250
6.50%, due 5/15/27	6,435,000	6,328,308
	Principal Amount	Value

Entertainment (continued)
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (c)	$ 10,940,000	$ 9,982,792
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (c)	2,280,000	1,858,200
Motion Bondco DAC
6.625%, due 11/15/27 (c)	4,500,000	3,555,000
Powdr Corp.
6.00%, due 8/1/25 (c)	3,001,000	2,978,492
Vail Resorts, Inc.
6.25%, due 5/15/25 (c)	2,800,000	2,796,556
		78,477,230
Food 1.2%
B&G Foods, Inc.
5.25%, due 4/1/25	4,142,000	3,819,753
Kraft Heinz Foods Co.
6.875%, due 1/26/39	5,579,000	6,130,341
Lamb Weston Holdings, Inc.
4.875%, due 5/15/28 (c)	3,300,000	3,105,663
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (c)	5,130,000	5,322,375
Post Holdings, Inc.
4.625%, due 4/15/30 (c)	2,000,000	1,687,540
Simmons Foods, Inc.
4.625%, due 3/1/29 (c)	5,850,000	4,945,590
TreeHouse Foods, Inc.
4.00%, due 9/1/28	3,000,000	2,444,220
United Natural Foods, Inc.
6.75%, due 10/15/28 (c)	6,325,000	5,910,974
		33,366,456
Food Service 0.2%
Aramark Services, Inc.
6.375%, due 5/1/25 (c)	6,500,000	6,359,275
Forest Products & Paper 1.0%
Glatfelter Corp.
4.75%, due 11/15/29 (c)	2,630,000	1,841,000
Mercer International, Inc.
5.125%, due 2/1/29	9,880,000	8,433,864
5.50%, due 1/15/26	1,000,000	963,910
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	15,843,000	17,280,410
		28,519,184
Gas 0.7%
AmeriGas Partners LP
5.625%, due 5/20/24	4,425,000	4,269,799
5.75%, due 5/20/27	2,485,000	2,273,780
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Gas (continued)
AmeriGas Partners LP (continued)
5.875%, due 8/20/26	$ 6,885,000	$ 6,422,916
Rockpoint Gas Storage Canada Ltd.
7.00%, due 3/31/23 (c)	5,450,000	5,354,625
		18,321,120
Hand & Machine Tools 0.1%
Werner FinCo LP
8.75%, due 7/15/25 (c)	4,250,000	3,692,910
Healthcare-Products 0.9%
Hologic, Inc. (c)
3.25%, due 2/15/29	8,075,000	6,901,703
4.625%, due 2/1/28	2,000,000	1,871,500
Teleflex, Inc.
4.25%, due 6/1/28 (c)	9,615,000	8,687,489
4.625%, due 11/15/27	3,500,000	3,228,750
Varex Imaging Corp.
7.875%, due 10/15/27 (c)	4,092,000	3,892,515
		24,581,957
Healthcare-Services 5.2%
Acadia Healthcare Co., Inc. (c)
5.00%, due 4/15/29	1,750,000	1,571,035
5.50%, due 7/1/28	1,500,000	1,401,449
Catalent Pharma Solutions, Inc. (c)
3.125%, due 2/15/29	6,995,000	5,738,931
3.50%, due 4/1/30	3,065,000	2,500,823
5.00%, due 7/15/27	5,180,000	4,876,089
Centene Corp.
3.00%, due 10/15/30	6,250,000	5,179,688
3.375%, due 2/15/30	4,620,000	3,917,991
4.625%, due 12/15/29	4,870,000	4,541,275
CHS/Community Health Systems, Inc.
5.25%, due 5/15/30 (c)	4,965,000	3,772,903
DaVita, Inc. (c)
3.75%, due 2/15/31	3,200,000	2,294,368
4.625%, due 6/1/30	4,600,000	3,587,365
Encompass Health Corp.
4.50%, due 2/1/28	5,500,000	4,708,545
4.625%, due 4/1/31	4,275,000	3,461,573
4.75%, due 2/1/30	7,650,000	6,411,006
HCA, Inc.
3.50%, due 9/1/30	3,073,000	2,614,232
5.375%, due 2/1/25	7,255,000	7,216,984
5.625%, due 9/1/28	1,295,000	1,273,885
5.875%, due 2/15/26	9,015,000	9,061,247
	Principal Amount	Value

Healthcare-Services (continued)
HCA, Inc. (continued)
7.50%, due 11/6/33	$ 12,100,000	$ 13,665,723
7.58%, due 9/15/25	3,507,000	3,712,826
7.69%, due 6/15/25	9,195,000	9,631,763
8.36%, due 4/15/24	4,450,000	4,686,384
IQVIA, Inc.
5.00%, due 10/15/26 (c)	9,792,000	9,325,215
LifePoint Health, Inc.
5.375%, due 1/15/29 (c)	4,900,000	3,601,500
ModivCare Escrow Issuer, Inc.
5.00%, due 10/1/29 (c)	4,845,000	3,913,506
ModivCare, Inc.
5.875%, due 11/15/25 (c)	3,850,000	3,542,000
Molina Healthcare, Inc. (c)
3.875%, due 11/15/30	4,480,000	3,829,414
3.875%, due 5/15/32	3,200,000	2,683,476
4.375%, due 6/15/28	1,000,000	893,271
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (c)	10,055,000	9,778,488
Select Medical Corp.
6.25%, due 8/15/26 (c)	2,000,000	1,866,920
		145,259,875
Holding Companies-Diversified 0.3%
Stena International SA
6.125%, due 2/1/25 (c)	9,525,000	9,052,395
Home Builders 2.0%
Adams Homes, Inc.
7.50%, due 2/15/25 (c)	5,900,000	5,472,250
Ashton Woods USA LLC
6.625%, due 1/15/28 (c)	2,000,000	1,700,000
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (c)	4,855,000	4,024,529
Century Communities, Inc.
3.875%, due 8/15/29 (c)	5,155,000	4,032,241
6.75%, due 6/1/27	6,775,000	6,498,648
Installed Building Products, Inc.
5.75%, due 2/1/28 (c)	6,945,000	6,170,204
M/I Homes, Inc.
3.95%, due 2/15/30	2,100,000	1,577,305
4.95%, due 2/1/28	3,000,000	2,550,133
Meritage Homes Corp.
3.875%, due 4/15/29 (c)	6,372,000	5,281,814
Picasso Finance Sub, Inc.
6.125%, due 6/15/25 (c)	4,705,000	4,587,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Shea Homes LP (c)
4.75%, due 2/15/28	$ 7,300,000	$ 5,864,609
4.75%, due 4/1/29	2,748,000	2,154,240
STL Holding Co. LLC
7.50%, due 2/15/26 (c)	2,700,000	2,349,000
Winnebago Industries, Inc.
6.25%, due 7/15/28 (c)	4,885,000	4,473,414
		56,735,762
Household Products & Wares 0.3%
Central Garden & Pet Co.
4.125%, due 10/15/30	2,020,000	1,657,430
4.125%, due 4/30/31 (c)	3,700,000	2,970,232
Spectrum Brands, Inc.
5.75%, due 7/15/25	2,840,000	2,804,223
		7,431,885
Housewares 0.2%
Scotts Miracle-Gro Co. (The)
4.00%, due 4/1/31	4,860,000	3,632,850
4.375%, due 2/1/32	3,235,000	2,459,344
		6,092,194
Insurance 1.0%
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (c)	6,500,000	5,085,661
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	4,273,000	4,780,043
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (c)	2,500,000	2,543,875
MGIC Investment Corp.
5.25%, due 8/15/28	6,708,000	6,006,679
NMI Holdings, Inc.
7.375%, due 6/1/25 (c)	3,245,000	3,180,100
Ryan Specialty Group LLC
4.375%, due 2/1/30 (c)	1,815,000	1,579,050
USI, Inc.
6.875%, due 5/1/25 (c)	5,890,000	5,683,850
		28,859,258
Internet 2.1%
Cars.com, Inc.
6.375%, due 11/1/28 (c)	5,360,000	4,515,639
Match Group Holdings II LLC
3.625%, due 10/1/31 (c)	4,205,000	3,311,437
Netflix, Inc.
4.875%, due 4/15/28	1,692,000	1,592,257
4.875%, due 6/15/30 (c)	1,500,000	1,372,868
	Principal Amount	Value

Internet (continued)
Netflix, Inc. (continued)
5.375%, due 11/15/29 (c)	$ 2,500,000	$ 2,362,500
5.75%, due 3/1/24	10,899,000	11,062,485
5.875%, due 2/15/25	1,510,000	1,532,650
5.875%, due 11/15/28	8,800,000	8,603,848
Northwest Fiber LLC
4.75%, due 4/30/27 (c)	2,250,000	1,852,992
Uber Technologies, Inc. (c)
7.50%, due 5/15/25	2,400,000	2,377,128
7.50%, due 9/15/27	6,065,000	5,875,651
VeriSign, Inc.
4.75%, due 7/15/27	6,000,000	5,870,696
5.25%, due 4/1/25	9,025,000	9,072,093
		59,402,244
Investment Companies 1.5%
Compass Group Diversified Holdings LLC (c)
5.00%, due 1/15/32	3,250,000	2,509,259
5.25%, due 4/15/29	9,375,000	7,734,375
FS Energy and Power Fund
7.50%, due 8/15/23 (c)	23,640,000	23,678,770
Icahn Enterprises LP
5.25%, due 5/15/27	4,425,000	3,919,842
6.25%, due 5/15/26	4,000,000	3,744,640
		41,586,886
Iron & Steel 1.2%
Allegheny Ludlum LLC
6.95%, due 12/15/25	7,400,000	7,252,471
Big River Steel LLC
6.625%, due 1/31/29 (c)	6,800,000	6,310,028
Mineral Resources Ltd. (c)
8.00%, due 11/1/27	3,350,000	3,266,250
8.125%, due 5/1/27	12,545,000	12,223,225
8.50%, due 5/1/30	3,375,000	3,324,375
		32,376,349
Leisure Time 1.8%
Carnival Corp. (c)
4.00%, due 8/1/28	11,000,000	9,020,000
5.75%, due 3/1/27	19,065,000	13,770,268
6.00%, due 5/1/29	8,120,000	5,705,193
7.625%, due 3/1/26	3,985,000	3,086,542
9.875%, due 8/1/27	7,000,000	6,825,000
10.50%, due 2/1/26	7,040,000	7,008,109
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Leisure Time (continued)
Royal Caribbean Cruises Ltd. (c)
5.375%, due 7/15/27	$ 3,300,000	$ 2,398,671
5.50%, due 4/1/28	5,500,000	3,822,500
		51,636,283
Lodging 1.9%
Boyd Gaming Corp.
4.75%, due 12/1/27	11,630,000	10,525,150
4.75%, due 6/15/31 (c)	13,995,000	11,826,055
Hilton Domestic Operating Co., Inc.
3.625%, due 2/15/32 (c)	1,070,000	849,981
4.00%, due 5/1/31 (c)	10,140,000	8,426,340
4.875%, due 1/15/30	7,500,000	6,778,125
5.75%, due 5/1/28 (c)	1,725,000	1,640,182
Hyatt Hotels Corp.
6.00%, due 4/23/30 (f)	1,915,000	1,928,152
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	4,000,000	3,450,298
Series FF
4.625%, due 6/15/30	2,000,000	1,917,368
Station Casinos LLC (c)
4.50%, due 2/15/28	3,000,000	2,533,830
4.625%, due 12/1/31	5,250,000	4,095,000
		53,970,481
Machinery—Construction & Mining 0.3%
Terex Corp.
5.00%, due 5/15/29 (c)	2,150,000	1,827,500
Vertiv Group Corp.
4.125%, due 11/15/28 (c)	8,350,000	6,779,532
		8,607,032
Machinery-Diversified 0.5%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (g)(h)	5,030,000	50,300
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (c)	5,394,000	5,191,725
TK Elevator Holdco GmbH
7.625%, due 7/15/28 (c)	1,373,000	1,232,267
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (c)	7,265,000	6,477,220
		12,951,512
Media 6.5%
Block Communications, Inc.
4.875%, due 3/1/28 (c)	4,175,000	3,527,875
	Principal Amount	Value

Media (continued)
Cable One, Inc.
4.00%, due 11/15/30 (c)	$ 10,325,000	$ 8,481,781
CCO Holdings LLC
4.25%, due 2/1/31 (c)	12,120,000	9,877,800
4.25%, due 1/15/34 (c)	7,265,000	5,612,213
4.50%, due 8/15/30 (c)	13,555,000	11,254,420
4.50%, due 5/1/32	11,250,000	9,109,125
4.50%, due 6/1/33 (c)	4,700,000	3,703,694
4.75%, due 3/1/30 (c)	7,715,000	6,598,254
5.00%, due 2/1/28 (c)	8,550,000	7,889,085
5.125%, due 5/1/27 (c)	12,000,000	11,325,000
5.375%, due 6/1/29 (c)	4,780,000	4,272,555
CSC Holdings LLC (c)
5.75%, due 1/15/30	6,705,000	4,878,089
6.50%, due 2/1/29	2,660,000	2,402,326
Diamond Sports Group LLC
6.625%, due 8/15/27 (c)	2,305,000	276,600
Directv Financing LLC
5.875%, due 8/15/27 (c)	8,900,000	7,592,323
DISH DBS Corp.
5.125%, due 6/1/29	1,500,000	911,460
5.875%, due 7/15/22	6,655,000	6,617,266
7.75%, due 7/1/26	8,000,000	6,236,000
LCPR Senior Secured Financing DAC (c)
5.125%, due 7/15/29	3,310,000	2,763,850
6.75%, due 10/15/27	13,596,000	12,682,757
News Corp. (c)
3.875%, due 5/15/29	10,470,000	9,040,489
5.125%, due 2/15/32	3,085,000	2,731,768
Scripps Escrow II, Inc.
3.875%, due 1/15/29 (c)	4,805,000	4,026,782
Sirius XM Radio, Inc. (c)
3.125%, due 9/1/26	3,315,000	2,957,742
3.875%, due 9/1/31	5,480,000	4,363,450
4.00%, due 7/15/28	2,750,000	2,378,750
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (a)(h)(i)(j)	7,000,000	6,720,000
Videotron Ltd. (c)
5.125%, due 4/15/27	5,890,000	5,481,587
5.375%, due 6/15/24	9,580,000	9,508,150
Virgin Media Finance plc
5.00%, due 7/15/30 (c)	3,490,000	2,765,825
VZ Secured Financing BV
5.00%, due 1/15/32 (c)	6,285,000	5,216,550
		181,203,566

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Metal Fabricate & Hardware 0.3%
Advanced Drainage Systems, Inc. (c)
5.00%, due 9/30/27	$ 3,895,000	$ 3,591,268
6.375%, due 6/15/30	3,470,000	3,388,698
Park-Ohio Industries, Inc.
6.625%, due 4/15/27	1,200,000	948,000
		7,927,966
Mining 1.7%
Arconic Corp.
6.00%, due 5/15/25 (c)	2,200,000	2,145,668
Century Aluminum Co.
7.50%, due 4/1/28 (c)	6,985,000	6,284,405
Compass Minerals International, Inc. (c)
4.875%, due 7/15/24	2,250,000	2,087,645
6.75%, due 12/1/27	7,990,000	7,230,950
Constellium SE
3.75%, due 4/15/29 (c)	3,000,000	2,379,218
First Quantum Minerals Ltd.
6.875%, due 10/15/27 (c)	1,800,000	1,609,308
IAMGOLD Corp.
5.75%, due 10/15/28 (c)	7,985,000	5,309,405
Joseph T Ryerson & Son, Inc.
8.50%, due 8/1/28 (c)	410,000	423,366
Novelis Corp. (c)
3.25%, due 11/15/26	6,550,000	5,536,549
3.875%, due 8/15/31	8,890,000	6,846,989
4.75%, due 1/30/30	8,935,000	7,426,593
		47,280,096
Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. (c)
4.625%, due 5/15/30	2,615,000	2,229,288
5.625%, due 7/1/27	7,240,000	6,805,600
EnPro Industries, Inc.
5.75%, due 10/15/26	4,240,000	4,091,600
FXI Holdings, Inc. (c)
7.875%, due 11/1/24	840,000	729,078
12.25%, due 11/15/26	3,601,000	3,202,657
Hillenbrand, Inc.
5.75%, due 6/15/25	2,000,000	2,040,000
LSB Industries, Inc.
6.25%, due 10/15/28 (c)	7,720,000	6,812,900
		25,911,123
Office Furnishings 0.1%
Interface, Inc.
5.50%, due 12/1/28 (c)	4,445,000	3,765,409
	Principal Amount	Value

Oil & Gas 6.6%
Ascent Resources Utica Holdings LLC (c)
7.00%, due 11/1/26	$ 3,400,000	$ 3,162,000
9.00%, due 11/1/27	2,684,000	3,368,912
California Resources Corp.
7.125%, due 2/1/26 (c)	3,500,000	3,422,405
Callon Petroleum Co.
6.125%, due 10/1/24	4,560,000	4,630,224
9.00%, due 4/1/25 (c)	7,580,000	8,034,800
Centennial Resource Production LLC (c)
5.375%, due 1/15/26	5,700,000	5,141,737
6.875%, due 4/1/27	5,958,000	5,657,924
Civitas Resources, Inc.
5.00%, due 10/15/26 (c)	2,250,000	2,019,375
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (c)	5,640,000	5,361,581
Comstock Resources, Inc.
6.75%, due 3/1/29 (c)	3,700,000	3,313,091
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (c)	10,805,000	10,210,252
Endeavor Energy Resources LP
6.625%, due 7/15/25 (c)	1,805,000	1,813,845
EQT Corp.
6.625%, due 2/1/25 (f)	4,850,000	4,989,341
Gulfport Energy Corp.
8.00%, due 5/17/26	368,464	362,469
Gulfport Energy Operating Corp.
8.00%, due 5/17/26 (c)	8,284,024	8,149,243
Gulfport Energy Operating Corp. Escrow Claim Shares (g)(i)(j)
6.00%, due 10/15/24	15,745,000	—
6.375%, due 5/15/25	8,000,000	—
6.375%, due 1/15/26	4,441,000	—
Hilcorp Energy I LP (c)
5.75%, due 2/1/29	1,610,000	1,413,805
6.00%, due 4/15/30	2,400,000	2,088,000
6.00%, due 2/1/31	1,075,000	924,500
6.25%, due 4/15/32	2,455,000	2,155,956
Laredo Petroleum, Inc.
7.75%, due 7/31/29 (c)	3,930,000	3,545,567
Marathon Oil Corp.
4.40%, due 7/15/27	3,000,000	2,928,920
Matador Resources Co.
5.875%, due 9/15/26	7,250,000	6,969,280
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (c)	4,065,000	3,637,362
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Murphy Oil Corp.
6.875%, due 8/15/24	$ 256,000	$ 255,680
Occidental Petroleum Corp.
5.55%, due 3/15/26	10,200,000	10,128,906
5.875%, due 9/1/25	1,500,000	1,493,475
6.125%, due 1/1/31	934,000	946,539
6.375%, due 9/1/28	1,500,000	1,518,750
6.45%, due 9/15/36	3,100,000	3,177,500
6.625%, due 9/1/30	1,940,000	1,998,200
7.50%, due 5/1/31	1,200,000	1,290,000
8.00%, due 7/15/25	1,750,000	1,841,875
Parkland Corp. (c)
4.50%, due 10/1/29	2,625,000	2,127,933
4.625%, due 5/1/30	3,880,000	3,147,582
5.875%, due 7/15/27	3,130,000	2,840,475
PBF Holding Co. LLC
9.25%, due 5/15/25 (c)	6,300,000	6,591,375
PDC Energy, Inc.
6.125%, due 9/15/24	2,891,000	2,871,327
Range Resources Corp.
4.75%, due 2/15/30 (c)	1,000,000	896,830
8.25%, due 1/15/29	1,615,000	1,646,513
Rockcliff Energy II LLC
5.50%, due 10/15/29 (c)	6,740,000	6,133,198
Southwestern Energy Co.
4.75%, due 2/1/32	1,775,000	1,516,782
5.375%, due 3/15/30	4,250,000	3,910,000
5.95%, due 1/23/25 (f)	1,008,000	995,793
8.375%, due 9/15/28	1,600,000	1,686,000
Sunoco LP
4.50%, due 5/15/29	1,690,000	1,393,040
6.00%, due 4/15/27	2,000,000	1,906,760
Talos Production, Inc.
12.00%, due 1/15/26	19,985,000	20,674,483
Transocean Pontus Ltd.
6.125%, due 8/1/25 (c)	2,687,550	2,459,108
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (c)	6,710,625	5,905,350
Transocean Sentry Ltd.
5.375%, due 5/15/23 (c)	2,690,444	2,535,743
		185,189,806
Oil & Gas Services 0.7%
Bristow Group, Inc.
6.875%, due 3/1/28 (c)	7,800,000	6,833,227
Nine Energy Service, Inc.
8.75%, due 11/1/23 (c)	10,177,000	6,446,743
	Principal Amount	Value

Oil & Gas Services (continued)
Weatherford International Ltd. (c)
6.50%, due 9/15/28	$ 4,170,000	$ 3,742,575
8.625%, due 4/30/30	3,970,000	3,294,252
		20,316,797
Packaging & Containers 0.4%
ARD Finance SA
6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (b)(c)	2,132,940	1,582,130
Ball Corp.
3.125%, due 9/15/31	5,000,000	4,033,200
Cascades, Inc. (c)
5.125%, due 1/15/26	2,810,000	2,565,950
5.375%, due 1/15/28	5,200,000	4,420,339
		12,601,619
Pharmaceuticals 2.4%
180 Medical, Inc.
3.875%, due 10/15/29 (c)	3,270,000	2,828,550
Bausch Health Americas, Inc. (c)
8.50%, due 1/31/27	1,600,000	1,122,000
9.25%, due 4/1/26	1,435,000	1,026,025
Bausch Health Cos., Inc. (c)
5.00%, due 1/30/28	3,430,000	1,826,475
5.25%, due 2/15/31	2,500,000	1,279,438
6.25%, due 2/15/29	5,900,000	3,139,980
7.00%, due 1/15/28	1,750,000	1,001,875
BellRing Brands, Inc.
7.00%, due 3/15/30 (c)	5,000,000	4,712,500
Cheplapharm Arzneimittel GmbH
5.50%, due 1/15/28 (c)	2,550,000	2,130,507
Jazz Securities DAC
4.375%, due 1/15/29 (c)	8,790,000	7,818,850
Organon & Co. (c)
4.125%, due 4/30/28	8,200,000	7,257,000
5.125%, due 4/30/31	6,500,000	5,608,395
Owens & Minor, Inc. (c)
4.50%, due 3/31/29	3,810,000	3,110,865
6.625%, due 4/1/30	4,805,000	4,389,223
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (c)	9,211,000	7,000,360
Prestige Brands, Inc. (c)
3.75%, due 4/1/31	10,040,000	8,325,168
5.125%, due 1/15/28	4,895,000	4,553,202
		67,130,413
Pipelines 5.3%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	415,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Antero Midstream Partners LP (c)
5.375%, due 6/15/29	$ 2,000,000	$ 1,791,120
5.75%, due 1/15/28	1,565,000	1,424,807
Cheniere Energy Partners LP
3.25%, due 1/31/32 (c)	2,210,000	1,740,375
4.00%, due 3/1/31	6,400,000	5,441,920
CNX Midstream Partners LP
4.75%, due 4/15/30 (c)	2,285,000	1,919,400
Crestwood Midstream Partners LP
8.00%, due 4/1/29 (c)	2,150,000	1,996,834
DT Midstream, Inc. (c)
4.125%, due 6/15/29	1,355,000	1,148,363
4.375%, due 6/15/31	2,975,000	2,491,563
Energy Transfer LP
4.40%, due 3/15/27	5,702,000	5,521,889
4.95%, due 5/15/28	2,470,000	2,414,349
EQM Midstream Partners LP
4.50%, due 1/15/29 (c)	1,880,000	1,526,334
4.75%, due 1/15/31 (c)	2,700,000	2,153,250
5.50%, due 7/15/28	720,000	621,627
6.00%, due 7/1/25 (c)	1,092,000	1,046,879
6.50%, due 7/1/27 (c)	1,850,000	1,720,131
7.50%, due 6/1/30 (c)	1,480,000	1,421,755
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (c)	5,600,000	5,296,760
Genesis Energy LP
5.625%, due 6/15/24	1,000,000	936,747
6.25%, due 5/15/26	3,596,000	3,213,925
6.50%, due 10/1/25	1,600,000	1,476,000
7.75%, due 2/1/28	1,700,000	1,470,585
8.00%, due 1/15/27	6,310,000	5,584,350
Harvest Midstream I LP
7.50%, due 9/1/28 (c)	6,965,000	6,541,743
Hess Midstream Operations LP (c)
4.25%, due 2/15/30	2,000,000	1,674,930
5.625%, due 2/15/26	3,300,000	3,143,250
Holly Energy Partners LP (c)
5.00%, due 2/1/28	2,845,000	2,436,572
6.375%, due 4/15/27	1,565,000	1,473,072
ITT Holdings LLC
6.50%, due 8/1/29 (c)	4,380,000	3,504,000
MPLX LP
4.875%, due 12/1/24	3,240,000	3,262,097
4.875%, due 6/1/25	6,708,000	6,739,903
New Fortress Energy, Inc.
6.50%, due 9/30/26 (c)	5,060,000	4,583,153
	Principal Amount	Value

Pipelines (continued)
NGL Energy Operating LLC
7.50%, due 2/1/26 (c)	$ 3,490,000	$ 3,141,000
NGPL PipeCo LLC
4.875%, due 8/15/27 (c)	4,280,000	4,234,373
Northwest Pipeline LLC
7.125%, due 12/1/25	2,195,000	2,325,624
PBF Logistics LP
6.875%, due 5/15/23	1,200,000	1,182,000
Plains All American Pipeline LP
Series B
6.125%, due 11/15/22 (e)(k)	14,265,000	10,128,150
Rockies Express Pipeline LLC (c)
3.60%, due 5/15/25	2,000,000	1,812,940
4.80%, due 5/15/30	5,000,000	4,162,500
Ruby Pipeline LLC
8.00%, due 4/1/22 (c)(g)(l)	14,811,364	12,589,659
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (c)	8,215,000	7,375,591
Tallgrass Energy Partners LP
6.00%, due 3/1/27 (c)	1,500,000	1,338,750
TransMontaigne Partners LP
6.125%, due 2/15/26	8,330,000	7,361,637
Western Midstream Operating LP
4.65%, due 7/1/26	2,000,000	1,885,000
5.50%, due 8/15/48	5,000,000	4,075,000
		147,744,957
Real Estate 0.8%
Howard Hughes Corp. (The) (c)
4.125%, due 2/1/29	3,300,000	2,545,249
4.375%, due 2/1/31	2,500,000	1,850,206
Newmark Group, Inc.
6.125%, due 11/15/23	9,839,000	9,802,814
Realogy Group LLC (c)
5.25%, due 4/15/30	6,790,000	5,024,600
5.75%, due 1/15/29	5,750,000	4,360,340
		23,583,209
Real Estate Investment Trusts 2.6%
CTR Partnership LP
3.875%, due 6/30/28 (c)	3,680,000	3,142,720
GLP Capital LP
5.30%, due 1/15/29	5,700,000	5,444,132
5.375%, due 11/1/23	1,500,000	1,502,472
5.375%, due 4/15/26	1,506,000	1,473,802
MPT Operating Partnership LP
4.625%, due 8/1/29	1,500,000	1,316,250
5.00%, due 10/15/27	6,726,000	6,152,070
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
RHP Hotel Properties LP
4.50%, due 2/15/29 (c)	$ 4,225,000	$ 3,582,373
4.75%, due 10/15/27	7,325,000	6,498,081
SBA Communications Corp.
3.125%, due 2/1/29	5,000,000	4,092,500
3.875%, due 2/15/27	3,000,000	2,738,370
VICI Properties LP (c)
3.875%, due 2/15/29	10,360,000	8,910,350
4.625%, due 6/15/25	3,100,000	2,948,875
5.625%, due 5/1/24	19,120,000	18,881,000
5.75%, due 2/1/27	7,095,000	6,732,446
		73,415,441
Retail 5.5%
1011778 BC ULC (c)
3.50%, due 2/15/29	4,355,000	3,686,595
3.875%, due 1/15/28	6,165,000	5,350,727
4.00%, due 10/15/30	14,205,000	11,399,512
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	4,631,000	4,017,392
4.625%, due 11/15/29 (c)	5,320,000	4,395,650
4.75%, due 3/1/30	5,212,000	4,285,567
5.00%, due 2/15/32 (c)	2,800,000	2,289,000
CEC Entertainment LLC
6.75%, due 5/1/26 (c)	4,700,000	4,138,726
Dave & Buster's, Inc.
7.625%, due 11/1/25 (c)	3,005,000	2,967,438
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (c)	4,165,000	3,481,037
Ken Garff Automotive LLC
4.875%, due 9/15/28 (c)	6,385,000	5,205,661
KFC Holding Co.
4.75%, due 6/1/27 (c)	5,775,000	5,553,817
LCM Investments Holdings II LLC
4.875%, due 5/1/29 (c)	11,690,000	8,897,259
Lithia Motors, Inc. (c)
3.875%, due 6/1/29	2,000,000	1,698,760
4.375%, due 1/15/31	2,000,000	1,705,000
4.625%, due 12/15/27	700,000	641,634
Murphy Oil USA, Inc.
4.75%, due 9/15/29	3,000,000	2,700,180
5.625%, due 5/1/27	2,994,000	2,934,120
NMG Holding Co., Inc.
7.125%, due 4/1/26 (c)	20,420,000	18,818,664
Papa John's International, Inc.
3.875%, due 9/15/29 (c)	4,025,000	3,320,222
	Principal Amount	Value

Retail (continued)
Patrick Industries, Inc. (c)
4.75%, due 5/1/29	$ 2,295,000	$ 1,708,008
7.50%, due 10/15/27	5,615,000	5,193,875
Penske Automotive Group, Inc.
3.50%, due 9/1/25	2,000,000	1,875,000
PetSmart, Inc.
7.75%, due 2/15/29 (c)	4,005,000	3,606,543
Sonic Automotive, Inc. (c)
4.625%, due 11/15/29	4,510,000	3,494,393
4.875%, due 11/15/31	3,000,000	2,256,624
TPro Acquisition Corp.
11.00%, due 10/15/24 (c)	1,500,000	1,455,696
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (a)(c)(g)(i)(j)	9,675,000	—
Yum! Brands, Inc.
3.625%, due 3/15/31	11,870,000	9,970,800
4.625%, due 1/31/32	10,950,000	9,674,325
4.75%, due 1/15/30 (c)	10,432,000	9,467,040
5.375%, due 4/1/32	8,235,000	7,597,611
6.875%, due 11/15/37	2,000,000	2,030,000
		155,816,876
Software 4.0%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (c)	4,405,000	4,252,014
Camelot Finance SA
4.50%, due 11/1/26 (c)	4,480,000	4,086,204
CDK Global, Inc.
5.25%, due 5/15/29 (c)	2,000,000	1,959,570
Change Healthcare Holdings LLC
5.75%, due 3/1/25 (c)	2,128,000	2,072,012
Clarivate Science Holdings Corp. (c)
3.875%, due 7/1/28	7,485,000	6,253,780
4.875%, due 7/1/29	12,695,000	10,422,595
CWT Travel Group, Inc.
8.50%, due 11/19/26 (c)	2,297,916	2,065,252
Fair Isaac Corp.
5.25%, due 5/15/26 (c)	3,590,000	3,567,563
Minerva Merger Sub, Inc.
6.50%, due 2/15/30 (c)	6,500,000	5,405,335
MSCI, Inc. (c)
3.25%, due 8/15/33	6,350,000	5,061,521
3.625%, due 9/1/30	7,315,000	6,098,363
3.625%, due 11/1/31	6,000,000	4,938,888
3.875%, due 2/15/31	10,620,000	9,080,100
4.00%, due 11/15/29	9,500,000	8,420,135

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Open Text Corp. (c)
3.875%, due 2/15/28	$ 4,560,000	$ 4,055,801
3.875%, due 12/1/29	4,430,000	3,728,510
Open Text Holdings, Inc. (c)
4.125%, due 2/15/30	8,499,000	7,352,060
4.125%, due 12/1/31	4,425,000	3,663,749
PTC, Inc. (c)
3.625%, due 2/15/25	3,400,000	3,215,655
4.00%, due 2/15/28	9,236,000	8,346,271
SS&C Technologies, Inc.
5.50%, due 9/30/27 (c)	5,885,000	5,488,116
Veritas US, Inc.
7.50%, due 9/1/25 (c)	2,600,000	1,951,157
		111,484,651
Telecommunications 4.3%
Connect Finco SARL
6.75%, due 10/1/26 (c)	14,125,000	12,693,149
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	5,000,000	4,600,000
6.625%, due 8/1/26	6,460,000	5,733,250
Level 3 Financing, Inc.
3.75%, due 7/15/29 (c)	1,500,000	1,159,807
5.375%, due 5/1/25	6,300,000	6,101,991
Quebecor Media, Inc.
5.75%, due 1/15/23	10,147,000	10,159,684
Sprint Capital Corp.
6.875%, due 11/15/28	31,815,000	33,454,109
Sprint Corp.
7.875%, due 9/15/23	14,030,000	14,461,984
T-Mobile US, Inc.
2.625%, due 2/15/29	2,150,000	1,809,842
2.875%, due 2/15/31	8,160,000	6,774,677
3.375%, due 4/15/29 (c)	3,630,000	3,176,250
3.50%, due 4/15/31 (c)	2,500,000	2,158,575
4.75%, due 2/1/28	11,450,000	11,097,454
5.375%, due 4/15/27	8,875,000	8,776,243
		122,157,015
Toys, Games & Hobbies 0.2%
Mattel, Inc. (c)
3.375%, due 4/1/26	3,200,000	2,935,760
3.75%, due 4/1/29	3,000,000	2,695,785
		5,631,545
Transportation 0.5%
Seaspan Corp.
5.50%, due 8/1/29 (c)	5,075,000	4,046,500
	Principal Amount	Value

Transportation (continued)
Watco Cos. LLC
6.50%, due 6/15/27 (c)	$ 12,295,000	$ 11,261,260
		15,307,760
Total Corporate Bonds (Cost $2,772,442,083)		2,464,773,029
Loan Assignments 3.9%
Automobile 0.4%
Dealer Tire LLC
Term Loan B1
5.916% (1 Month LIBOR + 4.25%), due 1/1/38 (d)	5,850,000	5,557,500
Neenah Foundry Co.
Term Loan
9.06%, due 10/1/26 (a)(i)(j)(m)	5,284,500	5,231,655
Wheel Pros, Inc.
First Lien Initial Term Loan
6.095% (1 Month LIBOR + 4.50%), due 5/11/28 (d)	948,610	779,046
		11,568,201
Beverage, Food & Tobacco 0.2%
United Natural Foods, Inc.
Initial Term Loan
4.775% (1 Month LIBOR + 3.25%), due 10/22/25 (d)	4,259,491	4,101,890
Chemicals, Plastics & Rubber 0.3%
Innophos Holdings, Inc.
Initial Term Loan
5.166% (1 Month LIBOR + 3.50%), due 2/5/27 (d)	1,857,250	1,778,317
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
5.166% (1 Month LIBOR + 3.50%), due 5/5/28 (d)	6,237,000	5,932,946
		7,711,263
Diversified/Conglomerate Service 0.1%
Change Healthcare Holdings, Inc.
Closing Date Term Loan
4.166% (1 Month LIBOR + 2.50%), due 3/1/24 (d)	3,826,752	3,713,545
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance 0.4%
AAdvantage Loyality IP Ltd.
Initial Term Loan
5.813% (3 Month LIBOR + 4.75%), due 4/20/28 (d)	$ 2,000,000	$ 1,905,000
Schweitzer-Mauduit International, Inc.
Term Loan B
5.438% (1 Month LIBOR + 3.75%), due 4/20/28 (d)	5,197,500	4,885,650
Superannuation and Investments Finco Pty. Ltd.
Initial U.S. Term Loan
5.416% (1 Month LIBOR + 3.75%), due 12/1/28 (d)	2,686,500	2,577,361
Truck Hero, Inc.
Initial Term Loan
5.166% (1 Month LIBOR + 3.50%), due 1/31/28 (d)	3,365,915	3,002,396
		12,370,407
Healthcare, Education & Childcare 0.3%
LifePoint Health, Inc.
First Lien Term Loan B
4.81% (1 Month LIBOR + 3.75%), due 11/16/25 (d)	8,540,607	7,947,342
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Carnival Corp.
2021 Incremental Advance Term Loan B
6.127% (3 Month LIBOR + 3.25%), due 10/18/28 (d)	3,383,000	3,027,785
Manufacturing 0.1%
Adient U.S. LLC
Term Loan B1
4.916% (1 Month LIBOR + 3.25%), due 4/10/28 (d)	3,762,000	3,492,389
Media 0.3%
Directv Financing LLC
Closing Date Term Loan
6.666% (1 Month LIBOR + 5.00%), due 8/2/27 (d)	7,916,486	7,274,688
	Principal Amount	Value

Oil & Gas 0.4%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
10.021% (3 Month LIBOR + 9.00%), due 11/1/25 (d)	$ 2,842,000	$ 2,984,100
PetroQuest Energy LLC (a)(i)
Term Loan 8.50% - 8.56%
(8.56% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (b)(d)(j)	5,997,975	4,798,380
Term Loan
TBD, due 1/1/28	750,000	750,000
2020 Term Loan
8.562% (8.50% PIK), due 9/19/26 (b)(m)	580,975	580,975
TransMontaigne Operating Co. LP
Tranche Term Loan B 4.00% - 5.095%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 11/17/28 (d)	3,391,500	3,200,728
		12,314,183
Retail 0.7%
Great Outdoors Group LLC
Term Loan B2
5.416% (1 Month LIBOR + 3.75%), due 3/6/28 (d)	20,986,648	19,141,565
Services Business 0.1%
GIP II Blue Holding LP
Initial Term Loan
6.75% (3 Month LIBOR + 4.50%), due 9/29/28 (d)	3,532,250	3,406,414
Utilities 0.5%
PG&E Corp.
Term Loan
4.688% (1 Month LIBOR + 3.00%), due 6/23/25 (d)	13,230,000	12,447,221
Total Loan Assignments (Cost $115,489,742)		108,516,893
Total Long-Term Bonds (Cost $2,912,387,907)		2,600,159,088

	Shares
Common Stocks 2.5%
Distributors 0.1%
ATD New Holdings, Inc. (n)	44,740	3,131,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Shares	Value
Common Stocks (continued)
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (a)(i)(j)(n)	11,280	$ 113
Electrical Equipment 0.1%
Energy Technologies, Inc. (a)(i)(j)(n)	4,822	2,290,450
Hotels, Restaurants & Leisure 0.4%
Carlson Travel, Inc. (a)(h)(n)	529,813	9,933,994
Carlson Travel, Inc. (h)(i)(j)(n)	6,281	—
		9,933,994
Independent Power and Renewable Electricity Producers 0.4%
GenOn Energy, Inc. (h)(i)(n)	115,826	12,161,730
Metals & Mining 0.1%
Neenah Enterprises, Inc. (a)(h)(i)(j)(n)	230,859	4,125,450
Oil, Gas & Consumable Fuels 1.4%
California Resources Corp.	16,457	633,594
Gulfport Energy Operating Corp. (n)	325,067	25,846,077
PetroQuest Energy, Inc. (a)(i)(j)(n)	8,224,665	—
Talos Energy, Inc. (n)	637,880	9,868,004
Whiting Petroleum Corp.	52,109	3,544,975
		39,892,650
Software 0.0% ‡
ASG warrant Corp. (a)(i)(j)(n)	3,368	—
Total Common Stocks (Cost $95,586,586)		71,536,187
Preferred Stocks 0.3%
Electrical Equipment 0.3%
Energy Technologies Ltd. (a)(i)(j)(n)	10,741	7,894,635
Oil, Gas & Consumable Fuels 0.0% ‡
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (a)(b)(h)(i)(j)	39	204,621
Total Preferred Stocks (Cost $10,336,701)		8,099,256

	Number of Warrants	Value
Warrants 0.0% ‡
Hotels, Restaurants & Leisure 0.0% ‡
CWT Travel Holdings, Inc. (i)(j)(n)
Expires 11/19/26	44,246	$ 64,157
Expires 11/19/28	46,574	100,600
		164,757
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (n)	9,742	100,050
Total Warrants (Cost $8,174,223)		264,807
Total Investments (Cost $3,026,485,417)	95.4%	2,680,059,338
Other Assets, Less Liabilities	4.6	128,439,440
Net Assets	100.0%	$ 2,808,498,778

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Illiquid security—As of June 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $50,739,430, which represented 1.8% of the Portfolio’s net assets.
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Floating rate—Rate shown was the rate in effect as of June 30, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Step coupon—Rate shown was the rate in effect as of June 30, 2022.
(g)	Issue in non-accrual status.
(h)	Restricted security. (See Note 6)
(i)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2022, the total market value was $44,922,766, which represented 1.6% of the Portfolio’s net assets.
(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(k)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2022.
(l)	Issue in default.
(m)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
(n)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
TBD—To Be Determined
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 26,869,166	$ —	$ 26,869,166
Corporate Bonds	—	2,458,053,029	6,720,000	2,464,773,029
Loan Assignments	—	98,486,858	10,030,035	108,516,893
Total Long-Term Bonds	—	2,583,409,053	16,750,035	2,600,159,088
Common Stocks	39,892,650	25,227,524	6,416,013	71,536,187
Preferred Stocks	—	—	8,099,256	8,099,256
Warrants	100,050	—	164,757	264,807
Total Investments in Securities	$ 39,992,700	$ 2,608,636,577	$ 31,430,061	$ 2,680,059,338

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2022
Long-Term Bonds
Corporate Bonds	$10,376,620	$10,209	$580,261	$(1,928,947)	$ —	$(3,445,583)	$1,127,440	$ —	$ 6,720,000	$(1,415,291)
Loan Assignments	9,930,496	4,710	1,256	(63,032)	292,105	(135,500)	—	—	10,030,035	(63,032)
Common Stocks	24,943,273	—	—	(5,786,400)	—	—	—	(12,740,860)	6,416,013	(5,786,400)
Preferred Stocks	9,256,033	—	—	(1,156,777)	—	—	—	—	8,099,256	(1,156,777)
Warrants	581,952	—	(86)	(417,109)	—	—	—	—	164,757	(417,109)
Total	$55,088,374	$14,919	$581,431	$(9,352,265)	$292,105	$(3,581,083)	$1,127,440	$(12,740,860)	$31,430,061	$(8,838,609)
As of June 30, 2021, Corporate Bonds with a market value of $1,127,440 transferred from Level 2 to Level 3 as the the fair value for these Corporate Bonds utilized significant unobservable inputs. As of December 31, 2021, the fair value obtained for these Corporate Bonds utilized significant other observable inputs.
As of June 30, 2022, a Common Stock with a market value of $12,740,860 transferred from Level 3 to Level 2 as the fair value obtained for this Common Stock utilized significant other observable inputs. As of December 31, 2021, the fair value obtained for this Common Stock utilized significant unobservable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay High Yield Corporate Bond Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in securities, at value (identified cost $3,026,485,417)	$2,680,059,338
Cash	92,587,929
Due from custodian	826,345
Receivables:
Interest	42,651,697
Investment securities sold	3,667,665
Portfolio shares sold	411,612
Other assets	121,099
Total assets	2,820,325,685
Liabilities
Payables:
Investment securities purchased	7,882,336
Portfolio shares redeemed	1,735,089
Manager (See Note 3)	1,340,478
NYLIFE Distributors (See Note 3)	491,164
Shareholder communication	207,598
Professional fees	83,842
Custodian	29,556
Trustees	2,807
Accrued expenses	54,037
Total liabilities	11,826,907
Net assets	$2,808,498,778
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 322,784
Additional paid-in-capital	3,054,965,517
3,055,288,301
Total distributable earnings (loss)	(246,789,523)
Net assets	$2,808,498,778
Initial Class
Net assets applicable to outstanding shares	$ 522,362,150
Shares of beneficial interest outstanding	59,140,421
Net asset value per share outstanding	$ 8.83
Service Class
Net assets applicable to outstanding shares	$2,286,136,628
Shares of beneficial interest outstanding	263,643,126
Net asset value per share outstanding	$ 8.67

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 83,788,106
Dividends	33,421
Other	210,543
Total income	84,032,070
Expenses
Manager (See Note 3)	8,630,670
Distribution/Service—Service Class (See Note 3)	3,189,048
Shareholder communication	128,805
Professional fees	124,135
Custodian	37,579
Trustees	33,377
Miscellaneous	65,314
Total expenses	12,208,928
Net investment income (loss)	71,823,142
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(2,396,465)
Net change in unrealized appreciation (depreciation) on investments	(436,500,823)
Net realized and unrealized gain (loss)	(438,897,288)
Net increase (decrease) in net assets resulting from operations	$(367,074,146)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay High Yield Corporate Bond Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 71,823,142	$ 144,628,313
Net realized gain (loss)	(2,396,465)	47,667,595
Net change in unrealized appreciation (depreciation)	(436,500,823)	(27,683,811)
Net increase (decrease) in net assets resulting from operations	(367,074,146)	164,612,097
Distributions to shareholders:
Initial Class	—	(28,606,278)
Service Class	—	(127,887,903)
Total distributions to shareholders	—	(156,494,181)
Capital share transactions:
Net proceeds from sales of shares	92,694,650	458,787,335
Net asset value of shares issued to shareholders in reinvestment of distributions	—	156,494,181
Cost of shares redeemed	(288,794,298)	(327,535,675)
Increase (decrease) in net assets derived from capital share transactions	(196,099,648)	287,745,841
Net increase (decrease) in net assets	(563,173,794)	295,863,757
Net Assets
Beginning of period	3,371,672,572	3,075,808,815
End of period	$2,808,498,778	$3,371,672,572
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 9.94	$ 9.89	$ 9.96	$ 9.32	$ 10.05	$ 9.99
Net investment income (loss) (a)	0.23	0.47	0.54	0.58	0.55	0.58
Net realized and unrealized gain (loss)	(1.34)	0.08	(0.04)	0.64	(0.68)	0.10
Total from investment operations	(1.11)	0.55	0.50	1.22	(0.13)	0.68
Less distributions:
From net investment income	—	(0.50)	(0.57)	(0.58)	(0.60)	(0.62)
Net asset value at end of period	$ 8.83	$ 9.94	$ 9.89	$ 9.96	$ 9.32	$ 10.05
Total investment return (b)	(11.17)%(c)	5.51%	5.40%	13.22%	(1.46)%	6.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.84%††	4.66%	5.56%	5.84%	5.58%	5.69%
Net expenses	0.58%††	0.58%	0.59%(d)	0.59%(d)	0.58%(d)	0.58%(d)
Portfolio turnover rate	8%	35%	39%	28%	28%	40%
Net assets at end of period (in 000's)	$ 522,362	$ 592,890	$ 461,075	$ 471,775	$ 458,129	$ 574,162

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 9.77	$ 9.74	$ 9.81	$ 9.19	$ 9.91	$ 9.86
Net investment income (loss) (a)	0.21	0.44	0.50	0.55	0.52	0.55
Net realized and unrealized gain (loss)	(1.31)	0.06	(0.02)	0.62	(0.66)	0.10
Total from investment operations	(1.10)	0.50	0.48	1.17	(0.14)	0.65
Less distributions:
From net investment income	—	(0.47)	(0.55)	(0.55)	(0.58)	(0.60)
Net asset value at end of period	$ 8.67	$ 9.77	$ 9.74	$ 9.81	$ 9.19	$ 9.91
Total investment return (b)	(11.26)%	5.25%	5.14%	12.94%	(1.71)%	6.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.59%††	4.43%	5.31%	5.60%	5.33%	5.43%
Net expenses	0.83%††	0.83%	0.84%(c)	0.84%(c)	0.83%(c)	0.83%(c)
Portfolio turnover rate	8%	35%	39%	28%	28%	40%
Net assets at end of period (in 000's)	$ 2,286,137	$ 2,778,783	$ 2,614,734	$ 2,557,069	$ 2,298,144	$ 2,528,783

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP MacKay High Yield Corporate Bond Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market

29

Notes to Financial Statements (Unaudited) (continued)
participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of June 30, 2022, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
The valuation techniques and significant amounts of unobservable inputs used in the fair valuation of the Portfolio's Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.
Asset Class	Fair Value at 6/30/22	Valuation Technique	Unobserva- ble Inputs	Inputs/ Range
Corporate Bond	$ 6,720,000	Market Approach	EBITDA Multiple	1.39x
Loan Assignments	5,231,655	Market Approach	Lender Fee	1.00%
	4,798,380	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%
Common Stocks	113	Market Approach	Ownership % of equity interest	16.56%-39.70%
	2,290,450	Market Approach	EBITDA Multiple	6.25x-6.75x
	4,125,450	Market Approach	EBITDA Multiple	6.00x
	0	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%
Preferred Stock	7,894,635	Income Approach	Spread Adjustment	7.71%
	204,621	Market Approach	Liquidity discount	10.00%
Asset Class	Fair Value at 6/30/22	Valuation Technique	Unobserva- ble Inputs	Inputs/ Range
Warrants	164,757	Market Approach	Implied Volatility	40.00%
	$31,430,061
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of June 30, 2022, and can change at any time. Illiquid investments as of June 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
31

Notes to Financial Statements (Unaudited) (continued)
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method. Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The
Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2022, the Portfolio held unfunded commitments. (See Note 5).
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Warrants as of June 30, 2022 are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default,

32	MainStay VP MacKay High Yield Corporate Bond Portfolio

than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S.
dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio
33

Notes to Financial Statements (Unaudited) (continued)
reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion to $5 billion; and 0.525% in excess of $5 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.56%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $8,630,670 and paid the Subadvisor fees of $4,315,335.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$3,026,093,329	$35,492,235	$(381,526,226)	$(346,033,991)
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $113,123,503, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$86	$113,038
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$156,494,181
Note 5–Commitments and Contingencies
As of June 30, 2022, the Portfolio had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Neenah Foundry, 2020 PIK Loan TBD, due 4/1/23	$320,000	$0
Commitments are available until maturity date.

Note 6–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
34	MainStay VP MacKay High Yield Corporate Bond Portfolio

As of June 30, 2022, restricted securities held by the Portfolio were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	6/30/22 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 5,030,000	$ 5,170,425	$ 50,300	0.0%‡
Carlson Travel, Inc.
Common Stock	12/8/21	6,281	—	—	0.0‡
Carlson Travel, Inc.
Common Stock	9/4/20-12/8/21	529,813	13,040,538	9,933,994	0.4
GenOn Energy, Inc.
Common Stock	12/14/18	115,826	12,970,154	12,161,730	0.4
Gulfport Energy Operating Corp.
Preferred Stock	8/4/21-12/16/21	39	39,000	204,621	0.0‡
Neenah Enterprises, Inc.
Common Stock	4/12/20	230,859	1,955,376	4,125,450	0.1
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 7,000,000	6,953,206	6,720,000	0.2
Total			$ 40,128,699	$ 33,196,095	1.1%

‡	Less than one-tenth of a percent.

Note 7–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 8–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 9–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 10–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities, other than short-term securities, were $237,931 and $289,055, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the six-month period ended June 30, 2022, such purchases were $276.

35

Notes to Financial Statements (Unaudited) (continued)
Note 11–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	3,793,419	$ 35,532,406
Shares redeemed	(4,284,416)	(40,725,854)
Net increase (decrease)	(490,997)	$ (5,193,448)
Year ended December 31, 2021:
Shares sold	17,398,461	$ 178,553,730
Shares issued to shareholders in reinvestment of distributions	2,894,786	28,606,278
Shares redeemed	(7,260,874)	(73,109,585)
Net increase (decrease)	13,032,373	$ 134,050,423

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	6,120,645	$ 57,162,244
Shares redeemed	(26,802,788)	(248,068,444)
Net increase (decrease)	(20,682,143)	$(190,906,200)
Year ended December 31, 2021:
Shares sold	28,237,647	$ 280,233,605
Shares issued to shareholders in reinvestment of distributions	13,158,275	127,887,903
Shares redeemed	(25,632,161)	(254,426,090)
Net increase (decrease)	15,763,761	$ 153,695,418
Note 12–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
36	MainStay VP MacKay High Yield Corporate Bond Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
37

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
38	MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781623	MSVPHYCB10-08/22
(NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	-15.31%	-12.68%	3.57%	6.28%	0.61%
Service Class Shares	6/4/2003	-15.41	-12.90	3.31	6.02	0.86

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI World Index (Net)[2]	-20.51%	-14.34%	7.67%	9.51%
Bloomberg U.S. Aggregate Bond Index[3]	-10.35	-10.29	0.88	1.54
Blended Benchmark Index[4]	-16.47	-12.53	5.23	6.49
Morningstar World Allocation Category Average[5]	-13.49	-11.43	2.85	3.89

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI World Index (Net) is the Portfolio's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index (Net) and the Bloomberg U.S. Aggregate Bond Index, weighted 60% and 40%, respectively.
5.	The Morningstar World Allocation Category Average is representative of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$846.90	$2.84	$1,021.72	$3.11	0.62%
Service Class Shares	$1,000.00	$845.90	$3.98	$1,020.48	$4.36	0.87%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Income Builder Portfolio

Portfolio Composition as of June 30, 2022 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	UMBS, 30 Year, 2.50%-4.00%, due 8/1/48–7/1/52
2.	Bank of America Corp., (zero coupon)-6.30%, due –10/20/32
3.	GNMA, 1.00%-3.25%, due 8/16/41–10/20/51
4.	FHLMC STACR REMIC Trust, 2.776%-4.276%, due 8/25/33–12/25/50
5.	Broadcom, Inc.
6.	International Business Machines Corp.
7.	U.S. Treasury Notes, 2.75%-2.875%, due 4/30/27–5/15/32
8.	Microsoft Corp.
9.	JPMorgan Chase & Co., (zero coupon)-4.60%, due –6/1/28
10.	U.S. Treasury Bonds, 2.875%-3.25%, due 5/15/42–5/15/52

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.
How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Income Builder Portfolio returned −15.31% for Initial Class shares and −15.41% for Service Class shares. Over the same period, both share classes outperformed the −20.51% return of the MSCI World Index (Net), which is the Portfolio’s primary benchmark; underperformed the −10.35% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio’s secondary benchmark; and outperformed the −16.47% return of the Blended Benchmark Index, which is an additional benchmark of the Portfolio. For the six months ended June 30, 2022, both share classes underperformed the −13.49% return of the Morningstar World Allocation Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
During the reporting period, global equities plunged amid rapidly increasing inflation, slower growth, higher interest rates and the ongoing effects of the war in Ukraine. Volatility persisted through the first quarter of 2022, fueled by the arrival of monetary tightening and Russia’s invasion of Ukraine. The Portfolio showed strong resilience in a rocky market, providing significant downside protection supported by its low volatility exposure and high dividend yield tilt. The second quarter brought little relief for global equity markets. Central banks' credibility came under fire, as they continued to struggle to tame inflation with aggressive monetary tightening. With commodity prices still elevated and little progress towards resolution of the war in Ukraine, risk-off sentiment remained dominant among investors. Similar to the first quarter, the Portfolio continued to provide a significant measure of downside protection through the quarter, aided by its low exposure to volatility and market sensitivity.
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
The equity portion of the Portfolio benefited from relatively strong stock selection across several sectors, including information technology, health care, communication services, industrials and consumer discretionary. An underweight position relative to the MSCI World Index (Net) in the information sector also made a positive contribution to relative returns. (Contributions take weightings and total returns into account.) Stock selection in the energy sector was the only detractor from relative performance.
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
During the reporting period, the information technology sector made the strongest contribution to relative returns due to positive stock selection and an underweight allocation. Stock selection in health care and communication services also strongly contributed. As noted above, the only detracting sector was energy, as a result of stock selection.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?
The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included positions in fertilizer provider Nutrien and global pharmaceutical companies AstraZeneca and Eli Lilly. Nutrien shares outperformed when global fertilizer prices moved higher due to strong demand, tight supply and strained logistics. Shares gained further as the United States and the European Union sanctioned Belarus, a major producer of potash, for aiding Russia's invasion of Ukraine. The sanctions led to supply disruption and higher potash prices, benefiting Nutrien, a global leader in potash production. Fundamentals in the agriculture sector remained strong with higher crop prices supporting farmer income and lifting prices for key crop nutrients such as potash. The company has a transparent shareholder distribution policy that includes an attractive and growing dividend along with regular share repurchases. AstraZeneca shares trended higher during the reporting period, with both fourth-quarter 2021 and first-quarter 2022 earnings reports coming in ahead of consensus. Management provided and reaffirmed positive guidance for revenues and earnings in 2022, highlighting several pipeline catalysts in 2022, as well as expectations of a full-year's contribution from the rare disease franchise added through the company’s acquisition of Alexion in 2021. AstraZeneca returns capital to shareholders through an attractive and progressive dividend as well as through debt reduction. Eli Lilly's shares trended higher in response to favorable news regarding drug trials and approvals, including Mounjaro for diabetes, Olumiant for alopecia and Jardiance for chronic kidney disease. Earnings developed favorably as well, with the company reporting first-quarter 2022 earnings above consensus and providing positively revised guidance for 2022 (raised, in part, to reflect the contribution to sales from Eli Lilly's COVID-19 antibody treatment). Eli Lilly returns cash to investors through a growing dividend and

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Income Builder Portfolio

regular share repurchases. The dividend is targeted to increase in line with earnings and is well covered by free cash flow.
The weakest contributors to the absolute performance of the equity portion of the Portfolio included positions in router and switch provider Cisco Systems, semiconductor manufacturer Broadcom and global software company Microsoft. Cisco's shares underperformed on the disclosure of significant supply-chain issues, particularly in power systems, resulting from lockdowns in China. However, underlying demand appeared to have remained strong–with performance obligations increasing during the reporting period. Competitors likewise called out strength in the market from enterprise investment in network capabilities as employees returned to the office and service providers invested in their 5G networks. The company has a policy of returning more than 50% of cash generation through a progressive dividend and share repurchases. Broadcom's shares underperformed as consumer demand weakness replaced concerns over supply-chain issues. This was most apparent in the personal computing and smartphone markets, particularly in China. We believe that, as inventories stabilize and lockdowns become more infrequent, demand and production should normalize. Broadcom returns cash to shareholders via an attractive dividend with a target of paying out 50% of free cash flow. The balance of cash generation is used to fund debt reduction, share repurchases and/or accretive mergers and acquisitions. Microsoft's shares underperformed when investors focused away from high-growth names, and as the company faced perceived headwinds from a slowdown in personal computer sales. Strong financial results over the reporting period demonstrated the sustainability of growth in the company’s businesses. Self-reinforcing growth in Azure, Microsoft’s cloud service offering, in addition to recurring subscription services and productivity solutions, continued to produce double-digit year-over-year earnings and revenue growth. Management is dedicated to shareholder returns through on-going improvements to its dividend and share repurchase plans.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the equity portion of the Portfolio initiated positions in regional bank U.S. Bancorp (USB) and tire manufacturer Bridgestone. USB is a large regional bank serving retail and commercial clients throughout the mid-west and western United States. The bank’s low-cost deposit base and strong non-interest income streams have historically allowed it to earn return on equity in the mid-teens, on a mid-cycle basis. In addition, we believe the company’s pending acquisition of Union Bank of California strengthens USB's position on the West Coast and offers significant synergy opportunities. USB pays an attractive growing dividend and regularly repurchases shares. Bridgestone is one of the largest tire manufacturers in the world. Cash generation is the result of attachment to new car sales and replacement tires, which are largely tied to mileage driven. Growth is driven by pricing, market share gains, global growth of vehicle sales and miles driven. In our opinion, near-term growth will also benefit from investments in technology to increase the range of electric vehicles as well as a focus on larger-size tires. The company has a progressive dividend policy and periodically repurchases shares.
Notable sales during the reporting period included the equity portion of the Portfolio’s entire position in Ally Financial, a consumer-focused financial services company, and Target, a domestic general merchandise retailer. While Ally pays an attractive dividend, we grew concerned that the company’s reliance on higher-cost internet savings deposits and credit concentration in auto loans could make it difficult to sustain current levels of shareholder yield in an environment of higher interest rates and slow economic growth. We sold the Portfolio’s position to reallocate capital to more attractive opportunities. In the case of Target, as the second-quarter 2022 earnings season progressed, it became clear that general merchandise retailers as a group had accumulated excessive levels of inventory and were likely to see continued deterioration in metrics, including inventory days, gross margin and cash flow growth. Given Target’s heavy reliance on general merchandise sales, we believed the company was likely to face persistent challenges and decided to close the position.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
During the reporting period, the equity portion of the Portfolio added to positions in communication services companies, reducing the degree of its underweight exposure to that sector. We also reduced the Portfolio’s position in the materials sector, shifting from overweight exposure at the beginning of the reporting period to underweight exposure as of June 30, 2022. Market movements further impacted these weightings changes.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
Relative to the MSCI World Index (Net), as of June 30, 2022, the most substantially overweight sector positions in the equity portion of the Portfolio were in utilities, consumer staples and industrials. As of the same date, the most substantially underweight sector positions relative to the Index were in information technology, consumer discretionary and communications services. These
9

relative weightings were the result of individual stock selections rather than a top-down macroeconomic view.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, spreads2 on investment-grade and high-yield corporates, preferred debt and emerging-market debt widened, detracting from the performance of the fixed-income portion of the Portfolio. The fixed-income portion of the Portfolio’s securitized product holdings contributed positively to performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The fixed-income portion of the Portfolio’s used U.S. Treasury futures to hedge its duration.3 This position had a negative impact on returns.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
Throughout the reporting period, we extended the duration of the fixed-income portion of the Portfolio—ending the reporting period with a slightly longer duration profile than the Bloomberg U.S. Aggregate Bond Index. As of June 30, 2022, the effective duration of the fixed-income portion of the Portfolio was 7.07 years, compared to 6.42 years for the Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
During the reporting period, higher interest rates led to negative absolute performance across the market. Positive real yields and interest rates above the U.S. Federal Reserve’s “neutral” rate led us to extend the fixed-income portion of the Portfolio’s duration.
During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
During the reporting period, all market segments posted negative absolute returns. Detracting most from returns were high-yield and investment-grade bonds. As noted earlier, spreads on these bonds widened, which weakened performance.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio purchased credit risk transfer deals issued by Freddie Mac (the Federal Home Loan Mortgage Corporation) and Fannie Mae (the Federal National Mortgage Association) with the STACR and CAS labels/Hertz/Starwood. These purchases reflected our positive outlook on the housing market and the resiliency of the consumer.
In addition, the fixed-income portion of the Portfolio sold part of its positions in Brazil and Dell, as well as its entire position in Performance Food Group (PFGC). Brazil spreads held up well during the risk-off tone of the market, and we took the opportunity to lighten the Portfolio’s exposure. Liquidation of the Portfolio’s PFGC position was part of a risk reduction trade and a move from credits rated B to credits rated BB.4
How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio increased its exposure to agency mortgages and consumer asset-backed securities. During the same period, the fixed-income portion of the Portfolio trimmed its exposure to U.S. Treasury securities and bank debt.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	An obligation rated ‘B’ by S&P is deemed by Standard & Poor’s (“S&P”) to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
10	MainStay VP Income Builder Portfolio

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the fixed-income portion of the Portfolio held overweight exposure in investment-grade and out-of-benchmark high-yield corporate bonds, relative to the Bloomberg U.S. Aggregate Bond Index. As of the same date, the fixed-income portion of the Portfolio held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 43.1%
Asset-Backed Securities 4.3%
Automobile Asset-Backed Securities 1.1%
American Credit Acceptance Receivables Trust
Series 2021-3, Class D
1.34%, due 11/15/27 (a)	$ 745,000	$ 694,964
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	1,000,000	894,058
Series 2020-2A, Class A
2.02%, due 2/20/27	360,000	330,656
Series 2020-1A, Class A
2.33%, due 8/20/26	415,000	394,550
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	800,000	735,847
Enterprise Fleet Financing LLC
Series 2022-2, Class A3
4.79%, due 5/21/29 (a)	335,000	338,324
Ford Credit Auto Owner Trust
Series 2020-2, Class A
1.06%, due 4/15/33 (a)	645,000	583,341
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	540,000	535,297
Hertz Vehicle Financing III LP
Series 2021-2A, Class D
4.34%, due 12/27/27 (a)	1,295,000	1,113,658
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	520,000	480,533
JPMorgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	213,263	209,719
		6,310,947
Home Equity Asset-Backed Securities 0.2%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
1.814% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	627,461	610,894
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
1.724% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	124,677	80,626
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
1.724% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	$ 193,235	$ 70,958
		762,478
Other Asset-Backed Securities 3.0%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	560,210	463,248
Series 2019-1, Class B
3.85%, due 2/15/28	453,059	382,113
Series 2013-2, Class A
4.95%, due 1/15/23	716,549	703,294
American Tower Trust #1
3.07%, due 3/15/23 (a)	175,000	174,247
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	965,000	890,821
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (United Kingdom) (a)	837,736	737,674
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	1,114,004	982,010
Series 2020-1, Class A1
1.69%, due 7/15/60	418,829	379,516
Series 2020-1, Class A2
1.99%, due 7/15/60	496,627	424,375
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	990,000	960,463
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	18,295	18,800
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	950,225	782,855
FirstKey Homes Trust
Series 2020-SFR1, Class A
1.339%, due 8/17/37 (a)	1,043,550	968,373
Home Partners of America Trust (a)
Series 2021-2, Class A
1.901%, due 12/17/26	293,711	262,264
Series 2021-2, Class B
2.302%, due 12/17/26	559,623	503,221
MMAF Equipment Finance LLC
Series 2020-BA, Class A4
0.66%, due 11/15/27 (a)	1,500,000	1,379,688

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Navient Private Education Refi Loan Trust (a)
Series 2020-EA, Class A
1.69%, due 5/15/69	$ 336,343	$ 315,340
Series 2021-EA, Class B
2.03%, due 12/16/69	1,380,000	1,129,148
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	665,000	579,955
Series 2021-1, Class B1
2.41%, due 10/20/61	645,000	558,299
Progress Residential (a)
Series 2021-SFR1, Class A
1.052%, due 4/17/38	764,323	679,245
Series 2021-SFR4, Class B
1.808%, due 5/17/38	670,000	604,164
Progress Residential Trust
Series 2020-SFR3, Class A
1.294%, due 10/17/27 (a)	663,096	608,213
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A
1.33%, due 7/20/37 (a)	237,091	224,255
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	721,375	589,745
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	459,283	457,787
Series 2010-1, Class A
6.25%, due 4/22/23	217,386	216,397
United Airlines Pass-Through Trust
Series 2014-2, Class B
4.625%, due 9/3/22	199,831	199,878
Series 2020-1, Class A
5.875%, due 10/15/27	719,815	707,211
		16,882,599
Total Asset-Backed Securities (Cost $26,311,573)		23,956,024
Corporate Bonds 23.3%
Aerospace & Defense 0.3%
Boeing Co. (The)
3.75%, due 2/1/50	370,000	261,085
	Principal Amount	Value

Aerospace & Defense (continued)
Howmet Aerospace, Inc.
3.00%, due 1/15/29	$ 830,000	$ 687,439
L3Harris Technologies, Inc.
4.40%, due 6/15/28	810,000	795,510
		1,744,034
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	905,000	634,577
BAT International Finance plc
4.448%, due 3/16/28 (United Kingdom)	490,000	463,862
		1,098,439
Airlines 0.5%
American Airlines, Inc. (a)
5.50%, due 4/20/26	600,000	551,271
5.75%, due 4/20/29	360,000	307,354
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	465,000	451,823
4.75%, due 10/20/28	900,000	850,120
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	795,000	781,326
		2,941,894
Auto Manufacturers 1.1%
Ford Motor Credit Co. LLC
2.70%, due 8/10/26	595,000	507,029
4.063%, due 11/1/24	780,000	739,980
4.125%, due 8/17/27	700,000	616,350
4.25%, due 9/20/22	305,000	304,332
General Motors Co.
6.125%, due 10/1/25	285,000	294,616
General Motors Financial Co., Inc.
2.35%, due 1/8/31	344,000	266,698
2.70%, due 6/10/31	850,000	669,723
4.30%, due 4/6/29	470,000	431,337
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	810,000	744,434
1.85%, due 9/16/26	1,350,000	1,137,909
Volkswagen Group of America Finance LLC
4.60%, due 6/8/29 (Germany) (a)	355,000	345,458
		6,057,866
Banks 7.4%
Bank of America Corp.
2.087%, due 6/14/29 (c)	715,000	612,313
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of America Corp. (continued)
2.496%, due 2/13/31 (c)	$ 650,000	$ 549,330
2.572%, due 10/20/32 (c)	510,000	420,654
2.687%, due 4/22/32 (c)	465,000	390,376
3.384%, due 4/2/26 (c)	465,000	450,727
3.458%, due 3/15/25 (c)	1,425,000	1,404,441
3.705%, due 4/24/28 (c)	555,000	529,054
4.20%, due 8/26/24	325,000	325,621
Series MM
4.30%, due 1/28/25 (c)(d)	916,000	766,005
Series DD
6.30%, due 3/10/26 (c)(d)	735,000	728,671
Barclays plc
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28 (United Kingdom) (b)(d)	835,000	640,331
BNP Paribas SA (France) (a)
3.052%, due 1/13/31 (c)	925,000	798,027
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(d)	625,000	517,568
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	885,000	653,128
BPCE SA
2.045%, due 10/19/27 (France) (a)(c)	530,000	467,527
Citigroup, Inc.
3.668%, due 7/24/28 (c)	430,000	405,945
3.70%, due 1/12/26	545,000	534,042
3.98%, due 3/20/30 (c)	565,000	528,423
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	840,000	674,100
4.91%, due 5/24/33 (c)	405,000	399,624
5.30%, due 5/6/44	436,000	417,584
6.625%, due 6/15/32	190,000	207,773
Citizens Financial Group, Inc.
2.638%, due 9/30/32	1,035,000	825,547
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (France) (a)(b)(d)	1,000,000	777,167
Credit Suisse Group AG (Switzerland) (a)(c)
2.593%, due 9/11/25	1,265,000	1,190,144
3.091%, due 5/14/32	785,000	624,697
	Principal Amount	Value

Banks (continued)
Deutsche Bank AG (Germany)
Series E
0.962%, due 11/8/23	$ 1,225,000	$ 1,173,627
2.179% (SOFR + 1.219%), due 11/16/27 (b)	820,000	749,885
3.035%, due 5/28/32 (c)	255,000	201,759
First Horizon Bank
5.75%, due 5/1/30	815,000	836,562
First Horizon Corp.
4.00%, due 5/26/25	775,000	762,079
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	355,000	276,881
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (c)	535,000	474,230
1.948%, due 10/21/27 (c)	610,000	539,882
1.992%, due 1/27/32 (c)	590,000	466,065
2.581% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	815,000	795,442
2.615%, due 4/22/32 (c)	425,000	352,850
3.102%, due 2/24/33 (c)	385,000	328,819
3.625%, due 1/22/23	1,330,000	1,334,146
6.75%, due 10/1/37	159,000	176,080
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (c)	970,000	891,013
JPMorgan Chase & Co.
2.174% (SOFR + 1.18%), due 2/24/28 (b)(e)	845,000	812,260
2.182%, due 6/1/28 (c)	835,000	742,372
4.323%, due 4/26/28 (c)	905,000	890,091
Series HH
4.60%, due 2/1/25 (c)(d)	659,000	556,539
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	508,000	498,080
4.65%, due 3/24/26	1,075,000	1,053,218
Macquarie Group Ltd.
2.871%, due 1/14/33 (Australia) (a)(c)	820,000	668,889
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (Japan) (b)	550,000	493,046
Morgan Stanley
2.484%, due 9/16/36 (c)	885,000	680,495
2.511%, due 10/20/32 (c)	360,000	297,452
5.00%, due 11/24/25	1,150,000	1,168,447
6.25%, due 8/9/26	881,000	936,662
7.25%, due 4/1/32	100,000	117,191

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	$ 1,580,000	$ 1,436,300
Societe Generale SA (France) (a)(b)
3.337% (1 Year Treasury Constant Maturity Rate + 1.60%), due 1/21/33	680,000	556,348
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26 (d)	395,000	320,476
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (d)	1,115,000	864,125
Standard Chartered plc (United Kingdom) (a)(b)
1.822% (1 Year Treasury Constant Maturity Rate + 0.95%), due 11/23/25	1,060,000	981,588
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (d)	525,000	402,097
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(d)	770,000	586,725
UBS Group AG (Switzerland) (a)(b)
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (d)	1,005,000	735,258
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28	410,000	405,749
Wachovia Corp.
5.50%, due 8/1/35	700,000	712,241
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (Australia) (b)	433,000	348,493
		41,462,281
Beverages 0.1%
Anheuser-Busch Cos. LLC
4.70%, due 2/1/36 (Belgium)	475,000	455,063
	Principal Amount	Value

Building Materials 0.3%
Cemex SAB de CV
3.125%, due 3/19/26 (Mexico) (a)	EUR 1,515,000	$ 1,471,714
Chemicals 0.3%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	$ 745,000	675,808
Huntsman International LLC
4.50%, due 5/1/29	731,000	689,290
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (Mexico) (a)	625,000	584,694
		1,949,792
Commercial Services 0.4%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	605,000	555,166
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	380,000	342,967
California Institute of Technology
3.65%, due 9/1/19	605,000	456,846
Sodexo, Inc.
2.718%, due 4/16/31 (France) (a)	1,010,000	848,847
		2,203,826
Computers 0.5%
Dell International LLC
3.375%, due 12/15/41 (a)	885,000	632,241
4.90%, due 10/1/26	680,000	680,244
5.30%, due 10/1/29	318,000	313,494
8.10%, due 7/15/36	527,000	615,159
NCR Corp.
5.00%, due 10/1/28 (a)	991,000	840,266
		3,081,404
Diversified Financial Services 1.8%
AerCap Ireland Capital DAC (Ireland)
2.45%, due 10/29/26	665,000	579,057
3.30%, due 1/23/23	730,000	727,095
Air Lease Corp.
2.30%, due 2/1/25	1,215,000	1,137,118
2.75%, due 1/15/23	500,000	496,440
4.25%, due 9/15/24	420,000	412,131
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	745,000	614,870
Ally Financial, Inc.
3.875%, due 5/21/24	310,000	307,264
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Ally Financial, Inc. (continued)
Series C
4.70% (7 Year Treasury Constant Maturity Rate + 3.481%), due 5/15/28 (b)(d)	$ 555,000	$ 409,451
8.00%, due 11/1/31	640,000	711,465
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	520,000	452,299
Avolon Holdings Funding Ltd. (Ireland) (a)
2.125%, due 2/21/26	645,000	557,613
2.875%, due 2/15/25	1,040,000	956,608
Banco BTG Pactual SA (Brazil) (a)
2.75%, due 1/11/26	1,130,000	1,003,949
4.50%, due 1/10/25	350,000	336,875
Capital One Financial Corp.
4.20%, due 10/29/25	165,000	162,796
Nomura Holdings, Inc.
5.099%, due 7/3/25 (Japan)	770,000	773,345
OneMain Finance Corp.
3.50%, due 1/15/27	375,000	300,000
		9,938,376
Electric 1.5%
AEP Texas, Inc.
4.70%, due 5/15/32	475,000	472,701
Alabama Power Co.
3.00%, due 3/15/52	865,000	634,478
Arizona Public Service Co.
2.20%, due 12/15/31	750,000	606,378
Calpine Corp.
5.125%, due 3/15/28 (a)	535,000	470,961
Connecticut Light and Power Co. (The)
4.00%, due 4/1/48	450,000	407,362
Duke Energy Ohio, Inc.
4.30%, due 2/1/49	565,000	512,632
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	865,000	803,358
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(d)	905,000	720,045
Entergy Louisiana LLC
4.00%, due 3/15/33	790,000	751,279
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	700,000	595,388
	Principal Amount	Value

Electric (continued)
NextEra Energy Capital Holdings, Inc.
5.00%, due 7/15/32	$ 555,000	$ 568,598
Ohio Power Co.
Series R
2.90%, due 10/1/51	420,000	300,291
Southern California Edison Co.
Series E
3.70%, due 8/1/25	330,000	324,591
4.00%, due 4/1/47	520,000	421,796
Virginia Electric and Power Co.
2.95%, due 11/15/51	435,000	321,456
WEC Energy Group, Inc.
3.524% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	480,000	370,526
		8,281,840
Entertainment 0.1%
Magallanes, Inc.
4.279%, due 3/15/32 (a)	565,000	504,965
Environmental Control 0.3%
Republic Services, Inc.
4.75%, due 5/15/23	316,000	317,936
Stericycle, Inc.
3.875%, due 1/15/29 (a)	120,000	98,100
Waste Connections, Inc.
2.20%, due 1/15/32	460,000	375,192
Waste Management, Inc.
2.40%, due 5/15/23	810,000	804,691
		1,595,919
Food 0.4%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	585,000	557,089
Smithfield Foods, Inc.
4.25%, due 2/1/27 (a)	500,000	481,290
Tyson Foods, Inc.
3.95%, due 8/15/24	965,000	963,148
		2,001,527
Gas 0.3%
National Fuel Gas Co.
2.95%, due 3/1/31	450,000	365,249
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	425,000	415,546
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	325,000	294,045

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Gas (continued)
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	$ 830,000	$ 588,103
		1,662,943
Healthcare-Products 0.1%
Abbott Laboratories
3.40%, due 11/30/23	535,000	536,226
Home Builders 0.1%
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	375,000	297,000
Insurance 1.0%
Athene Global Funding
2.50%, due 3/24/28 (a)	1,030,000	884,673
Equitable Holdings, Inc.
5.00%, due 4/20/48	830,000	767,308
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	425,000	420,433
Protective Life Corp.
8.45%, due 10/15/39	725,000	901,385
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	950,000	912,112
Voya Financial, Inc.
3.65%, due 6/15/26 (e)	310,000	300,102
Willis North America, Inc.
2.95%, due 9/15/29	1,395,000	1,195,951
3.875%, due 9/15/49	185,000	143,515
		5,525,479
Internet 0.3%
Amazon.com, Inc.
3.60%, due 4/13/32	550,000	529,604
Expedia Group, Inc.
3.25%, due 2/15/30	1,305,000	1,088,343
3.80%, due 2/15/28	157,000	143,083
5.00%, due 2/15/26	22,000	21,998
6.25%, due 5/1/25 (a)	88,000	90,632
		1,873,660
Lodging 0.6%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	695,000	628,106
5.75%, due 5/1/28 (a)	315,000	299,512
Las Vegas Sands Corp.
3.20%, due 8/8/24	555,000	524,256
	Principal Amount	Value

Lodging (continued)
Marriott International, Inc.
3.60%, due 4/15/24	$ 920,000	$ 911,449
Series X
4.00%, due 4/15/28	685,000	655,079
Sands China Ltd.
5.125%, due 8/8/25 (Macao) (f)	460,000	385,770
		3,404,172
Media 0.2%
DISH DBS Corp.
5.75%, due 12/1/28 (a)	625,000	462,756
Grupo Televisa SAB
5.25%, due 5/24/49 (Mexico)	480,000	471,648
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	355,000	365,296
		1,299,700
Mining 0.2%
Glencore Funding LLC
1.625%, due 9/1/25 (Australia) (a)	1,205,000	1,100,074
Miscellaneous—Manufacturing 0.1%
Textron Financial Corp.
3.146% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	1,045,000	767,820
Oil & Gas 0.5%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)(g)	640,000	192,000
Marathon Petroleum Corp.
4.70%, due 5/1/25	675,000	682,903
5.125%, due 12/15/26	450,000	460,508
Southwestern Energy Co.
4.75%, due 2/1/32	590,000	504,170
Valero Energy Corp.
3.65%, due 12/1/51	690,000	515,989
6.625%, due 6/15/37	415,000	450,884
		2,806,454
Packaging & Containers 0.2%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	84,000	80,166
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)(e)	850,000	793,305
		873,471
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.4%
Becton Dickinson and Co.
4.669%, due 6/6/47	$ 635,000	$ 594,038
CVS Health Corp.
4.78%, due 3/25/38	400,000	378,622
Teva Pharmaceutical Finance Netherlands III BV (Israel)
3.15%, due 10/1/26	1,285,000	1,053,700
4.75%, due 5/9/27	545,000	465,494
		2,491,854
Pipelines 1.2%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	670,000	528,745
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	570,000	522,585
Energy Transfer LP
4.95%, due 6/15/28	415,000	408,935
5.35%, due 5/15/45	415,000	361,355
Enterprise Products Operating LLC
3.95%, due 1/31/60	595,000	470,975
4.20%, due 1/31/50	160,000	133,420
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	865,000	706,292
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	135,000	113,058
5.50%, due 10/15/30	485,000	435,287
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	315,000	296,497
MPLX LP
2.65%, due 8/15/30	730,000	609,358
Spectra Energy Partners LP
4.75%, due 3/15/24	795,000	801,282
Targa Resources Corp.
4.20%, due 2/1/33	335,000	303,458
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	840,000	761,334
Western Midstream Operating LP
5.75%, due 2/1/50 (f)	350,000	281,071
		6,733,652
Real Estate 0.1%
Realogy Group LLC (a)
5.25%, due 4/15/30	555,000	410,700
5.75%, due 1/15/29	560,000	424,659
		835,359
	Principal Amount	Value

Real Estate Investment Trusts 0.9%
American Tower Corp.
3.375%, due 10/15/26 (e)	$ 705,000	$ 666,584
3.60%, due 1/15/28	375,000	350,628
Digital Realty Trust LP
3.70%, due 8/15/27	660,000	628,694
GLP Capital LP
3.35%, due 9/1/24	505,000	482,601
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	680,000	523,097
Iron Mountain, Inc.
5.25%, due 7/15/30 (a)	545,000	473,820
Kilroy Realty LP
3.45%, due 12/15/24 (e)	190,000	185,287
Office Properties Income Trust
2.40%, due 2/1/27	565,000	461,689
Starwood Property Trust, Inc. (a)
3.75%, due 12/31/24	710,000	646,100
4.375%, due 1/15/27	615,000	533,857
		4,952,357
Retail 0.8%
AutoNation, Inc.
4.75%, due 6/1/30	700,000	658,482
McDonald's Corp.
3.35%, due 4/1/23	1,085,000	1,088,711
Nordstrom, Inc.
4.00%, due 3/15/27	640,000	563,200
4.25%, due 8/1/31	530,000	401,650
QVC, Inc.
4.375%, due 9/1/28	925,000	684,500
Starbucks Corp.
4.45%, due 8/15/49	445,000	398,968
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	775,000	583,970
		4,379,481
Software 0.2%
MSCI, Inc.
3.25%, due 8/15/33 (a)	785,000	625,716
Oracle Corp.
3.65%, due 3/25/41	245,000	182,579
Salesforce, Inc.
3.25%, due 4/11/23	510,000	511,343
		1,319,638
Telecommunications 0.9%
Altice France SA
5.125%, due 7/15/29 (France) (a)	865,000	653,075

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
AT&T, Inc.
3.50%, due 9/15/53	$ 795,000	$ 602,609
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	1,050,000	904,395
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	1,158,750	1,158,943
T-Mobile US, Inc.
2.625%, due 2/15/29	600,000	505,072
Verizon Communications, Inc.
2.511% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	660,000	655,959
4.016%, due 12/3/29	830,000	803,871
		5,283,924
Total Corporate Bonds (Cost $148,761,713)		130,932,204
Foreign Government Bonds 0.8%
Brazil 0.1%
Brazil Government Bond
3.75%, due 9/12/31 (e)	965,000	786,529
Chile 0.3%
Chile Government Bond
2.55%, due 7/27/33	1,080,000	881,611
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	980,000	791,350
		1,672,961
Colombia 0.1%
Colombia Government Bond
3.25%, due 4/22/32	725,000	523,875
4.50%, due 1/28/26	235,000	220,375
		744,250
Mexico 0.3%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	1,170,000	882,765
Mexico Government Bond
3.75%, due 4/19/71	800,000	498,860
		1,381,625
Total Foreign Government Bonds (Cost $5,928,264)		4,585,365
	Principal Amount	Value
Loan Assignments 0.1%
Containers, Packaging & Glass 0.0% ‡
Mauser Packaging Solutions Holding Co.
Initial Term Loan
4.312% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	$ 116,955	$ 109,763
Diversified/Conglomerate Service 0.1%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
5.666% (1 Month LIBOR + 4.00%), due 11/2/27	316,946	300,306
Second Lien Initial Term Loan
10.554% (3 Month LIBOR + 8.50%), due 11/2/28	250,000	238,750
		539,056
Total Loan Assignments (Cost $676,897)		648,819
Mortgage-Backed Securities 9.0%
Agency (Collateralized Mortgage Obligations) 2.5%
FHLMC
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	355,194	351,742
REMIC, Series 5038, Class KA
1.50%, due 11/25/50	997,218	819,346
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	785,418	128,839
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	580,110	93,895
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	633,933	98,085
REMIC, Series 5160, Class IO
3.00%, due 10/25/51 (h)	530,551	61,647
FHLMC, STRIPS
REMIC, Series 358, Class PO
(zero coupon), due 10/15/47	1,629,017	1,342,111
REMIC, Series 377, Class C4
2.00%, due 1/25/51 (h)	541,798	68,328
FNMA
REMIC, Series 2022-3, Class YS
1.624% (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	4,285,000	113,618
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	1,694,172	222,667
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	$ 569,964	$ 544,448
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	2,284,380	369,748
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	338,517	327,142
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	1,725,617	261,580
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	752,294	734,393
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	688,139	676,438
GNMA
REMIC, Series 2020-115, Class YA
1.00%, due 8/20/50	794,605	658,260
REMIC, Series 2020-129, Class AG
1.00%, due 9/20/50	1,082,088	895,657
REMIC, Series 2020-166, Class CA
1.00%, due 11/20/50	743,802	605,486
REMIC, Series 2021-105, Class DB
1.00%, due 6/20/51	775,519	657,747
REMIC, Series 2021-77, Class SN
1.005% (1 Month LIBOR + 2.60%), due 5/20/51 (b)(h)	3,261,354	57,660
REMIC, Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	371,901	44,279
REMIC, Series 2020-188, Class IO
2.00%, due 12/20/50 (h)	1,606,820	168,225
REMIC, Series 2020-188, Class DI
2.50%, due 12/20/50 (h)	2,734,534	422,379
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	2,427,750	306,475
REMIC, Series 2021-105, Class IE
2.50%, due 6/20/51 (h)	662,942	81,286
REMIC, Series 2021-158, Class SB
2.929% (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	1,604,804	104,908
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	2,471,264	411,948
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	2,564,978	379,531
REMIC, Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	1,826,936	272,140
REMIC, Series 2021-136, Class TI
3.00%, due 8/20/51 (h)	2,459,960	410,503
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	$ 2,267,326	$ 375,705
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	2,785,863	427,254
REMIC, Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	1,515,178	234,458
REMIC, Series 2013-149, Class BA
3.25%, due 8/16/41	1,498,336	1,485,236
		14,213,164
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.6%
Arbor Multifamily Mortgage Securities Trust (a)
Series 2021-MF2, Class AS
2.70%, due 6/15/54 (i)	750,000	633,389
Series 2021-MF3, Class AS
2.748%, due 10/15/54	930,000	779,422
Series 2022-MF4, Class A5
3.403%, due 2/15/55 (j)	415,000	379,805
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
1.969% (1 Month LIBOR + 0.345%), due 12/25/36 (a)(b)	27,504	25,341
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	935,000	868,008
BX Commercial Mortgage Trust (a)
Series 2021-XL2, Class A
2.013% (1 Month LIBOR + 0.689%), due 10/15/38 (b)	555,410	528,909
Series 2021-VOLT, Class C
2.424% (1 Month LIBOR + 1.10%), due 9/15/36 (b)	970,000	902,161
Series 2021-ACNT, Class D
3.175% (1 Month LIBOR + 1.85%), due 11/15/38 (b)	1,075,000	1,021,017
Series 2021-VOLT, Class E
3.324% (1 Month LIBOR + 2.00%), due 9/15/36 (b)	770,000	717,289
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (j)	1,065,000	891,424
Series 2020-VIV3, Class B
3.662%, due 3/9/44 (j)	550,059	482,958
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (j)	125,000	100,864

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a)
Series 2021-LBA, Class AV
2.125% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	$ 820,000	$ 776,646
Series 2021-ARIA, Class E
3.569% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	1,300,000	1,211,874
Series 2019-OC11, Class C
3.856%, due 12/9/41	205,000	180,989
Series 2019-OC11, Class D
4.075%, due 12/9/41 (j)	580,000	504,560
BXHPP Trust (a)(b)
Series 2021-FILM, Class A
1.974% (1 Month LIBOR + 0.65%), due 8/15/36	255,000	241,623
Series 2021-FILM, Class B
2.224% (1 Month LIBOR + 0.90%), due 8/15/36	535,000	499,834
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class C
3.025% (1 Month LIBOR + 1.70%), due 7/15/38	969,036	937,400
Series 2021-ESH, Class D
3.575% (1 Month LIBOR + 2.25%), due 7/15/38	626,147	604,134
FREMF Mortgage Trust (a)(j)
REMIC, Series 2019-K98, Class C
3.862%, due 10/25/52	335,000	305,030
REMIC, Series 2018-K73, Class B
3.986%, due 2/25/51	360,000	348,745
REMIC, Series 2017-K63, Class C
4.008%, due 2/25/50	842,000	800,813
REMIC, Series 2019-K94, Class B
4.101%, due 7/25/52	830,000	786,415
REMIC, Series 2018-K78, Class B
4.266%, due 6/25/51	115,000	111,151
REMIC, Series 2018-K81, Class B
4.315%, due 9/25/51	110,000	106,446
REMIC, Series 2018-K76, Class B
4.351%, due 6/25/51	145,000	139,271
REMIC, Series 2018-K79, Class B
4.351%, due 7/25/51	105,000	101,923
REMIC, Series 2018-K86, Class C
4.437%, due 11/25/51	425,000	404,359
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	$ 565,000	$ 509,735
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,120,000	984,901
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C28, Class A4
3.544%, due 1/15/49	200,000	194,972
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	380,000	373,226
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,425,000	1,231,281
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(j)	1,200,000	1,148,076
		19,833,991
Whole Loan (Collateralized Mortgage Obligations) 2.9%
FHLMC STACR REMIC Trust (a)(b)
Series 2022-DNA1, Class M1B
2.776% (SOFR 30A + 1.85%), due 1/25/42	990,000	888,241
Series 2020-DNA6, Class M2
2.926% (SOFR 30A + 2.00%), due 12/25/50	1,310,000	1,288,869
Series 2021-HQA3, Class M2
3.026% (SOFR 30A + 2.10%), due 9/25/41	585,000	511,302
Series 2021-HQA1, Class M2
3.176% (SOFR 30A + 2.25%), due 8/25/33	1,040,000	963,448
Series 2022-DNA3, Class M1B
3.826% (SOFR 30A + 2.90%), due 4/25/42	830,000	780,223
Series 2021-DNA5, Class B1
3.976% (SOFR 30A + 3.05%), due 1/25/34	1,730,000	1,484,814
Series 2021-HQA3, Class B1
4.276% (SOFR 30A + 3.35%), due 9/25/41	800,000	671,357
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class B1
5.324% (1 Month LIBOR + 3.70%), due 12/25/30	$ 725,000	$ 708,758
Series 2019-DNA2, Class B1
5.974% (1 Month LIBOR + 4.35%), due 3/25/49	700,000	679,693
FHLMC Structured Agency Credit Risk Debt Notes
Series 2022-DNA2, Class M2
4.676% (SOFR 30A + 3.75%), due 2/25/42 (a)(b)	770,000	691,293
FNMA (b)
Series 2018-C01, Class 1M2
3.874% (1 Month LIBOR + 2.25%), due 7/25/30	301,832	301,833
Series 2017-C01, Class 1M2
5.174% (1 Month LIBOR + 3.55%), due 7/25/29	985,402	1,006,400
Series 2017-C05, Class 1B1
5.224% (1 Month LIBOR + 3.60%), due 1/25/30	975,000	956,798
GS Mortgage-Backed Securities Corp. Trust
Series 2021-PJ7, Class A2
2.50%, due 1/25/52 (a)(i)	1,040,278	886,796
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (a)(i)	847,520	709,886
Mello Mortgage Capital Acceptance
Series 2021-MTG2, Class A1
2.50%, due 6/25/51 (a)(i)	874,171	743,011
Mello Warehouse Securitization Trust
Series 2021-2, Class A
2.374% (1 Month LIBOR + 0.75%), due 4/25/55 (a)(b)	525,000	517,324
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.383%, due 8/25/59 (j)	1,259,230	870,226
Series 2019-2A, Class B6
4.916%, due 12/25/57 (i)	460,121	327,663
NewRez Warehouse Securitization Trust
Series 2021-1, Class A
2.374% (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	635,000	628,120
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
STACR Trust
Series 2018-HRP2, Class B1
5.824% (1 Month LIBOR + 4.20%), due 2/25/47 (a)(b)	$ 800,000	$ 781,247
		16,397,302
Total Mortgage-Backed Securities (Cost $54,159,330)		50,444,457
Municipal Bond 0.1%
California 0.1%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	1,115,000	844,089
Total Municipal Bond (Cost $1,115,000)		844,089
U.S. Government & Federal Agencies 5.5%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.9%
FHLMC
1.55%, due 11/20/31	875,000	729,331
FHLMC Gold Pools, 30 Year
3.50%, due 1/1/48	599,254	586,974
UMBS, 20 Year
2.50%, due 4/1/42	419,119	385,739
UMBS, 30 Year
2.50%, due 10/1/51	240,400	216,599
3.00%, due 3/1/52	816,381	764,408
3.00%, due 4/1/52	1,767,337	1,649,357
3.50%, due 7/1/50	458,832	445,301
		4,777,709
Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.2%
FNMA, Other
3.50%, due 2/1/42	765,533	750,910
6.00%, due 4/1/37	5,000	5,204
UMBS, 20 Year
2.50%, due 5/1/41	441,842	406,670
2.50%, due 4/1/42	439,118	404,145
UMBS, 30 Year
2.50%, due 8/1/50	68,772	62,101
2.50%, due 10/1/50	438,590	395,313
2.50%, due 11/1/50	445,519	406,005

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Income Builder Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.50%, due 1/1/51	$ 395,968	$ 357,181
3.00%, due 6/1/51	365,733	341,334
3.00%, due 11/1/51	768,099	717,418
3.00%, due 2/1/52	1,841,561	1,719,769
3.00%, due 2/1/52	897,229	836,633
3.00%, due 3/1/52	660,569	616,467
3.00%, due 3/1/52	797,581	744,331
4.00%, due 8/1/48	748,664	748,313
4.00%, due 2/1/49	129,520	129,634
4.00%, due 6/1/52	831,077	820,497
4.00%, due 6/1/52	1,259,631	1,244,790
4.00%, due 6/1/52	610,000	602,725
4.00%, due 7/1/52	1,330,000	1,313,265
		12,622,705
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.2%
GNMA II, Other
2.50%, due 1/20/50	279,983	254,429
2.50%, due 5/20/50	689,754	620,868
		875,297
United States Treasury Bonds 1.1%
U.S. Treasury Bonds
2.875%, due 5/15/52	1,950,000	1,841,836
3.25%, due 5/15/42	4,355,000	4,250,208
		6,092,044
United States Treasury Notes 1.1%
U.S. Treasury Notes
2.75%, due 4/30/27	4,355,000	4,296,139
2.875%, due 4/30/29	1,350,000	1,334,180
2.875%, due 5/15/32	780,000	771,225
		6,401,544
Total U.S. Government & Federal Agencies (Cost $32,131,505)		30,769,299
Total Long-Term Bonds (Cost $269,084,282)		242,180,257

	Shares	Value
Common Stocks 54.5%
Aerospace & Defense 1.2%
BAE Systems plc (United Kingdom)	192,544	$ 1,945,854
Lockheed Martin Corp.	4,181	1,797,663
Raytheon Technologies Corp.	32,999	3,171,534
		6,915,051
Air Freight & Logistics 1.1%
Deutsche Post AG (Registered) (Germany)	84,977	3,182,706
United Parcel Service, Inc., Class B	15,466	2,823,163
		6,005,869
Auto Components 0.6%
Bridgestone Corp. (Japan) (e)	52,300	1,908,056
Cie Generale des Etablissements Michelin SCA (France)	53,945	1,468,410
		3,376,466
Automobiles 0.3%
Toyota Motor Corp. (Japan)	108,200	1,674,676
Banks 3.5%
Bank of America Corp.	117,548	3,659,269
Columbia Banking System, Inc.	34,518	988,941
JPMorgan Chase & Co.	27,496	3,096,325
KeyCorp	173,608	2,991,266
PNC Financial Services Group, Inc. (The)	12,000	1,893,240
Royal Bank of Canada (Canada)	17,078	1,653,668
Truist Financial Corp.	64,872	3,076,879
U.S. Bancorp	49,249	2,266,439
		19,626,027
Beverages 1.4%
Coca-Cola Co. (The)	44,818	2,819,501
Coca-Cola Europacific Partners plc (United Kingdom)	102,430	5,286,412
		8,105,913
Biotechnology 0.9%
AbbVie, Inc.	20,784	3,183,278
Amgen, Inc.	7,418	1,804,799
		4,988,077
Capital Markets 0.3%
Lazard Ltd., Class A	59,696	1,934,747
Chemicals 2.3%
Air Products and Chemicals, Inc.	8,868	2,132,576
BASF SE (Germany)	34,069	1,482,551
Dow, Inc.	30,933	1,596,452
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Linde plc (United Kingdom)	11,947	$ 3,435,121
LyondellBasell Industries NV, Class A	18,502	1,618,185
Nutrien Ltd. (Canada)	31,239	2,489,436
		12,754,321
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (e)(k)	6	16
Communications Equipment 0.9%
Cisco Systems, Inc.	118,712	5,061,880
Diversified Telecommunication Services 2.8%
AT&T, Inc.	127,558	2,673,616
Deutsche Telekom AG (Registered) (Germany)	267,326	5,307,613
Orange SA (France)	180,358	2,120,649
Telenor ASA (Norway)	139,400	1,854,006
TELUS Corp. (Canada)	77,682	1,730,223
Verizon Communications, Inc.	35,328	1,792,896
		15,479,003
Electric Utilities 2.5%
American Electric Power Co., Inc.	41,902	4,020,078
Duke Energy Corp.	16,476	1,766,392
Entergy Corp.	16,029	1,805,506
Evergy, Inc.	25,588	1,669,617
Fortis, Inc. (Canada)	37,048	1,751,376
NextEra Energy, Inc.	41,963	3,250,454
		14,263,423
Electrical Equipment 1.4%
Eaton Corp. plc	20,075	2,529,249
Emerson Electric Co.	36,315	2,888,495
Hubbell, Inc.	13,196	2,356,542
		7,774,286
Entertainment 0.3%
Koei Tecmo Holdings Co. Ltd. (Japan)	58,900	1,901,400
Equity Real Estate Investment Trusts 1.6%
American Tower Corp.	7,171	1,832,836
Iron Mountain, Inc.	39,278	1,912,446
Realty Income Corp.	26,061	1,778,924
Welltower, Inc.	21,289	1,753,149
WP Carey, Inc.	22,213	1,840,569
		9,117,924
	Shares	Value

Food & Staples Retailing 0.6%
Walmart, Inc.	25,733	$ 3,128,618
Food Products 1.1%
Danone SA (France)	29,886	1,668,052
Nestle SA (Registered)	19,017	2,219,928
Orkla ASA (Norway)	280,177	2,239,209
		6,127,189
Gas Utilities 0.7%
China Resources Gas Group Ltd. (China)	474,000	2,207,868
Snam SpA (Italy)	301,321	1,578,531
		3,786,399
Health Care Equipment & Supplies 0.8%
Medtronic plc	51,021	4,579,135
Health Care Providers & Services 0.6%
UnitedHealth Group, Inc.	6,551	3,364,790
Hotels, Restaurants & Leisure 1.7%
McDonald's Corp.	8,585	2,119,465
Restaurant Brands International, Inc. (Canada)	87,047	4,365,407
Vail Resorts, Inc.	13,505	2,944,765
		9,429,637
Household Durables 0.3%
Leggett & Platt, Inc.	50,567	1,748,607
Household Products 0.3%
Procter & Gamble Co. (The)	11,266	1,619,938
Industrial Conglomerates 0.8%
Honeywell International, Inc.	15,249	2,650,429
Siemens AG (Registered) (Germany)	17,051	1,734,862
		4,385,291
Insurance 3.8%
Allianz SE (Registered) (Germany)	8,641	1,649,158
Arthur J. Gallagher & Co.	12,842	2,093,760
Assicurazioni Generali SpA (Italy)	93,772	1,496,136
AXA SA (France)	96,763	2,196,384
Great-West Lifeco, Inc. (Canada)	60,337	1,473,269
Manulife Financial Corp. (Canada)	179,862	3,118,800
MetLife, Inc.	48,351	3,035,959

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Income Builder Portfolio

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	6,902	$ 1,621,628
Tokio Marine Holdings, Inc. (Japan)	30,000	1,747,420
Travelers Cos., Inc. (The)	18,346	3,102,859
		21,535,373
IT Services 1.2%
International Business Machines Corp.	45,906	6,481,468
Leisure Products 0.6%
Hasbro, Inc.	38,265	3,133,138
Machinery 0.5%
Cummins, Inc.	15,526	3,004,747
Media 0.8%
Comcast Corp., Class A	73,398	2,880,137
Omnicom Group, Inc.	24,931	1,585,861
		4,465,998
Multiline Retail 0.3%
B&M European Value Retail SA (United Kingdom)	326,465	1,457,287
Multi-Utilities 1.2%
Ameren Corp.	19,661	1,776,568
National Grid plc (United Kingdom)	119,064	1,524,733
NiSource, Inc.	59,748	1,761,968
WEC Energy Group, Inc.	18,184	1,830,038
		6,893,307
Oil, Gas & Consumable Fuels 2.8%
Chevron Corp.	15,147	2,192,983
Enbridge, Inc. (Canada)	43,588	1,840,773
Enterprise Products Partners LP	129,391	3,153,259
Magellan Midstream Partners LP	39,331	1,878,449
MPLX LP	54,896	1,600,218
TotalEnergies SE (France)	91,299	4,819,240
		15,484,922
Personal Products 0.3%
Unilever plc (United Kingdom)	37,377	1,693,019
	Shares	Value

Pharmaceuticals 5.3%
AstraZeneca plc, Sponsored ADR (United Kingdom)	87,296	$ 5,767,647
Bayer AG (Registered) (Germany)	33,824	2,010,489
Eli Lilly and Co.	12,839	4,162,789
GSK plc	83,569	1,796,119
Johnson & Johnson	8,956	1,589,780
Merck & Co., Inc.	32,800	2,990,376
Novartis AG (Registered) (Switzerland)	57,573	4,875,899
Pfizer, Inc.	32,180	1,687,197
Roche Holding AG	4,892	1,632,375
Sanofi (France)	29,700	2,998,497
		29,511,168
Professional Services 0.3%
RELX plc (United Kingdom) (g)	59,241	1,602,947
Semiconductors & Semiconductor Equipment 4.3%
Analog Devices, Inc.	40,562	5,925,704
Broadcom, Inc.	13,376	6,498,195
Intel Corp.	55,091	2,060,954
KLA Corp.	11,704	3,734,512
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	39,036	3,191,193
Texas Instruments, Inc.	18,703	2,873,716
		24,284,274
Software 1.1%
Microsoft Corp.	24,578	6,312,368
Specialty Retail 0.6%
Home Depot, Inc. (The)	6,418	1,760,265
Industria de Diseno Textil SA (Spain)	70,172	1,587,658
		3,347,923
Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.	41,315	5,648,587
Samsung Electronics Co. Ltd., GDR (Republic of Korea)	2,062	2,249,472
		7,898,059
Tobacco 1.6%
Altria Group, Inc.	45,686	1,908,304
British American Tobacco plc (United Kingdom)	107,713	4,614,734
Philip Morris International, Inc.	27,602	2,725,422
		9,248,460
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 0.4%
MSC Industrial Direct Co., Inc., Class A	31,797	$ 2,388,273
Total Common Stocks (Cost $303,018,260)		305,891,414
Short-Term Investments 1.4%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 0.898% (l)	5,500,923	5,500,923
Unaffiliated Investment Companies 0.4%
BlackRock Liquidity FedFund, 1.437% (l)(m)	1,000,000	1,000,000
Invesco Government and Agency Portfolio, 1.462% (l)(m)	1,207,092	1,207,092
Total Unaffiliated Investment Companies (Cost $2,207,092)		2,207,092
Total Short-Term Investments (Cost $7,708,015)		7,708,015
Total Investments (Cost $579,810,557)	99.0%	555,779,686
Other Assets, Less Liabilities	1.0	5,520,078
Net Assets	100.0%	$ 561,299,764

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2022.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2022.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $3,793,963; the total market value of collateral held by the Portfolio was $3,962,449. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,755,357. The Portfolio received cash collateral with a value of $2,207,092. (See Note 2(L))
(f)	Step coupon—Rate shown was the rate in effect as of June 30, 2022.
(g)	Illiquid security—As of June 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,794,947, which represented 0.3% of the Portfolio’s net assets.
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2022.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2022.
(k)	Non-income producing security.
(l)	Current yield as of June 30, 2022.
(m)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 28,679	$ 178,351	$ (201,529)	$ —	$ —	$ 5,501	$ 9	$ —	5,501
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Income Builder Portfolio

Foreign Currency Forward Contracts
As of June 30, 2022, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	9,875,000	USD	7,028,828	JPMorgan Chase Bank N.A.	8/2/22	$ (211,166)
EUR	2,058,000	USD	2,179,720	JPMorgan Chase Bank N.A.	8/2/22	(18,944)
GBP	14,481,000	USD	18,135,063	JPMorgan Chase Bank N.A.	8/2/22	(498,543)
JPY	2,168,758,000	USD	16,957,518	JPMorgan Chase Bank N.A.	8/2/22	(945,636)
USD	11,623,330	EUR	11,112,000	JPMorgan Chase Bank N.A.	8/2/22	(43,604)
USD	17,389,346	GBP	14,348,000	JPMorgan Chase Bank N.A.	8/2/22	(85,193)
USD	7,785,413	JPY	1,062,107,000	JPMorgan Chase Bank N.A.	8/2/22	(56,095)
Total Unrealized Depreciation						$ (1,859,181)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of June 30, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Euro STOXX 50 Index	58	September 2022	$ 2,122,122	$ 2,091,478	$ (30,644)
Russell 2000 E-Mini Index	188	September 2022	16,927,939	16,055,200	(872,739)
S&P 500 E-Mini Index	208	September 2022	40,205,484	39,410,800	(794,684)
U.S. Treasury 2 Year Notes	135	September 2022	28,417,366	28,352,110	(65,256)
U.S. Treasury 5 Year Notes	32	September 2022	3,568,202	3,592,000	23,798
U.S. Treasury 10 Year Notes	186	September 2022	22,005,641	22,046,812	41,171
U.S. Treasury 10 Year Ultra Bonds	41	September 2022	5,198,123	5,222,375	24,252
U.S. Treasury Long Bonds	31	September 2022	4,345,260	4,297,375	(47,885)
U.S. Treasury Ultra Bonds	104	September 2022	16,307,214	16,051,750	(255,464)
XAE Energy Index	80	September 2022	7,355,200	5,973,600	(1,381,600)
Yen Denominated Nikkei 225 Index	126	September 2022	12,866,598	12,253,611	(612,987)
Total Long Contracts					(3,972,038)
Short Contracts
FTSE 100 Index	(19)	September 2022	(1,676,117)	(1,646,995)	29,122
Net Unrealized Depreciation					$ (3,942,916)

1.	As of June 30, 2022, cash in the amount of $6,792,486 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2022.
Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 23,956,024	$ —	$ 23,956,024
Corporate Bonds	—	130,932,204	—	130,932,204
Foreign Government Bonds	—	4,585,365	—	4,585,365
Loan Assignments	—	648,819	—	648,819
Mortgage-Backed Securities	—	50,444,457	—	50,444,457
Municipal Bond	—	844,089	—	844,089
U.S. Government & Federal Agencies	—	30,769,299	—	30,769,299
Total Long-Term Bonds	—	242,180,257	—	242,180,257
Common Stocks	305,891,414	—	—	305,891,414
Short-Term Investments
Affiliated Investment Company	5,500,923	—	—	5,500,923
Unaffiliated Investment Companies	2,207,092	—	—	2,207,092
Total Short-Term Investments	7,708,015	—	—	7,708,015
Total Investments in Securities	313,599,429	242,180,257	—	555,779,686
Other Financial Instruments
Futures Contracts (b)	118,343	—	—	118,343
Total Investments in Securities and Other Financial Instruments	$ 313,717,772	$ 242,180,257	$ —	$ 555,898,029
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (1,859,181)	$ —	$ (1,859,181)
Futures Contracts (b)	(4,061,259)	—	—	(4,061,259)
Total Other Financial Instruments	$ (4,061,259)	$ (1,859,181)	$ —	$ (5,920,440)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Income Builder Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $574,309,634) including securities on loan of $3,793,963	$550,278,763
Investment in affiliated investment companies, at value (identified cost $5,500,923)	5,500,923
Cash denominated in foreign currencies (identified cost $103,291)	103,293
Cash collateral on deposit at broker for futures contracts	6,792,486
Due from custodian	34,185
Receivables:
Dividends and interest	3,102,387
Investment securities sold	2,284,844
Portfolio shares sold	80,097
Securities lending	3,098
Other assets	31,710
Total assets	568,211,786
Liabilities
Cash collateral received for securities on loan	2,207,092
Due to custodian	88,654
Payables:
Investment securities purchased	1,797,859
Portfolio shares redeemed	391,154
Manager (See Note 3)	270,666
Variation margin on futures contracts	92,510
NYLIFE Distributors (See Note 3)	84,681
Shareholder communication	48,775
Professional fees	40,427
Custodian	23,992
Trustees	856
Accrued expenses	6,175
Unrealized depreciation on foreign currency forward contracts	1,859,181
Total liabilities	6,912,022
Net assets	$561,299,764
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,149
Additional paid-in-capital	568,825,805
568,862,954
Total distributable earnings (loss)	(7,563,190)
Net assets	$561,299,764
Initial Class
Net assets applicable to outstanding shares	$161,136,283
Shares of beneficial interest outstanding	10,593,575
Net asset value per share outstanding	$ 15.21
Service Class
Net assets applicable to outstanding shares	$400,163,481
Shares of beneficial interest outstanding	26,555,158
Net asset value per share outstanding	$ 15.07

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $378,305)	$ 6,016,449
Interest	4,843,759
Securities lending, net	29,440
Dividends-affiliated	8,667
Total income	10,898,315
Expenses
Manager (See Note 3)	1,792,818
Distribution/Service—Service Class (See Note 3)	561,874
Professional fees	55,568
Custodian	29,302
Shareholder communication	29,022
Trustees	6,860
Miscellaneous	22,727
Total expenses	2,498,171
Net investment income (loss)	8,400,144
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,132,066
Futures transactions	(21,999,499)
Foreign currency transactions	(496,719)
Foreign currency forward transactions	(5,241,609)
Net realized gain (loss)	(26,605,761)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(79,215,900)
Futures contracts	(6,647,254)
Foreign currency forward contracts	(415,166)
Translation of other assets and liabilities in foreign currencies	(592,992)
Net change in unrealized appreciation (depreciation)	(86,871,312)
Net realized and unrealized gain (loss)	(113,477,073)
Net increase (decrease) in net assets resulting from operations	$(105,076,929)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Income Builder Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,400,144	$ 14,592,381
Net realized gain (loss)	(26,605,761)	56,653,743
Net change in unrealized appreciation (depreciation)	(86,871,312)	(4,343,381)
Net increase (decrease) in net assets resulting from operations	(105,076,929)	66,902,743
Distributions to shareholders:
Initial Class	(2,495,197)	(10,040,167)
Service Class	(5,713,482)	(24,035,185)
Total distributions to shareholders	(8,208,679)	(34,075,352)
Capital share transactions:
Net proceeds from sales of shares	25,441,698	67,772,446
Net asset value of shares issued to shareholders in reinvestment of distributions	8,208,679	34,075,352
Cost of shares redeemed	(58,120,794)	(100,759,606)
Increase (decrease) in net assets derived from capital share transactions	(24,470,417)	1,088,192
Net increase (decrease) in net assets	(137,756,025)	33,915,583
Net Assets
Beginning of period	699,055,789	665,140,206
End of period	$ 561,299,764	$ 699,055,789
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 18.23	$ 17.37	$ 17.14	$ 15.23	$ 17.29	$ 15.94
Net investment income (loss) (a)	0.24	0.42	0.41	0.49	0.53	0.49
Net realized and unrealized gain (loss)	(3.02)	1.37	0.87	2.22	(1.38)	1.48
Total from investment operations	(2.78)	1.79	1.28	2.71	(0.85)	1.97
Less distributions:
From net investment income	(0.24)	(0.39)	(0.42)	(0.68)	(0.46)	(0.54)
From net realized gain on investments	—	(0.54)	(0.63)	(0.12)	(0.75)	(0.08)
Total distributions	(0.24)	(0.93)	(1.05)	(0.80)	(1.21)	(0.62)
Net asset value at end of period	$ 15.21	$ 18.23	$ 17.37	$ 17.14	$ 15.23	$ 17.29
Total investment return (b)	(15.31)%	10.52%	7.98%	18.07%	(5.21)%	12.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%††	2.31%	2.50%	3.00%	3.18%	2.91%
Net expenses (c)	0.62%††	0.61%	0.62%	0.63%	0.62%	0.62%
Interest expense and fees	—%	—%	—%	—%	0.00%(d)	0.01%
Portfolio turnover rate	32%	67%(e)	68%(e)	59%(e)	50%(e)	26%
Net assets at end of period (in 000's)	$ 161,136	$ 198,243	$ 192,022	$ 193,252	$ 178,608	$ 207,056

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 67%, 52% and 39% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Income Builder Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 18.06	$ 17.22	$ 16.99	$ 15.11	$ 17.17	$ 15.83
Net investment income (loss) (a)	0.22	0.37	0.37	0.45	0.48	0.44
Net realized and unrealized gain (loss)	(3.00)	1.36	0.86	2.19	(1.37)	1.48
Total from investment operations	(2.78)	1.73	1.23	2.64	(0.89)	1.92
Less distributions:
From net investment income	(0.21)	(0.35)	(0.37)	(0.64)	(0.42)	(0.50)
From net realized gain on investments	—	(0.54)	(0.63)	(0.12)	(0.75)	(0.08)
Total distributions	(0.21)	(0.89)	(1.00)	(0.76)	(1.17)	(0.58)
Net asset value at end of period	$ 15.07	$ 18.06	$ 17.22	$ 16.99	$ 15.11	$ 17.17
Total investment return (b)	(15.41)%	10.24%	7.71%	17.78%	(5.45)%	12.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.60%††	2.06%	2.25%	2.74%	2.93%	2.65%
Net expenses (c)	0.87%††	0.86%	0.87%	0.88%	0.87%	0.87%
Interest expense and fees	—%	—%	—%	—%	0.00%(d)	0.01%
Portfolio turnover rate	32%	67%(e)	68%(e)	59%(e)	50%(e)	26%
Net assets at end of period (in 000's)	$ 400,163	$ 500,812	$ 473,118	$ 433,515	$ 360,874	$ 425,340

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 67%, 52% and 39% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

34	MainStay VP Income Builder Portfolio

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance
35

Notes to Financial Statements (Unaudited) (continued)
with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of June 30, 2022, and can change at any time. Illiquid investments as of June 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies

36	MainStay VP Income Builder Portfolio

and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.
Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the
37

Notes to Financial Statements (Unaudited) (continued)
value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2022, the Portfolio did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to

38	MainStay VP Income Builder Portfolio

markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash
(which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(M) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest
39

Notes to Financial Statements (Unaudited) (continued)
rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(O) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(P) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a

40	MainStay VP Income Builder Portfolio

timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(Q) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(R) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio.
The Portfolio entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of June 30, 2022:
Asset Derivatives	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$29,122	$89,221	$118,343
Total Fair Value	$29,122	$89,221	$118,343

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(3,692,654)	$(368,605)	$(4,061,259)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(1,859,181)	—	—	(1,859,181)
Total Fair Value	$(1,859,181)	$(3,692,654)	$(368,605)	$(5,920,440)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(14,576,687)	$(7,422,812)	$(21,999,499)
Forward Contracts	(5,241,609)	—	—	(5,241,609)
Total Net Realized Gain (Loss)	$(5,241,609)	$(14,576,687)	$(7,422,812)	$(27,241,108)

41

Notes to Financial Statements (Unaudited) (continued)
Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(6,430,475)	$(216,779)	$(6,647,254)
Forward Contracts	(415,166)	—	—	(415,166)
Total Net Change in Unrealized Appreciation (Depreciation)	$(415,166)	$(6,430,475)	$(216,779)	$(7,062,420)

Average Notional Amount	Total
Futures Contracts Long	$212,868,575
Futures Contracts Short	$ (13,867,288)
Forward Contracts Long	$ 65,232,188
Forward Contracts Short (a)	$ (49,167,211)

(a)	Positions were open three months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; and 0.55% in excess of $1 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.57%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,792,818 and paid MacKay Shields and Epoch fees of $434,509 and $461,901, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$581,556,244	$22,137,486	$(47,914,044)	$(25,776,558)

42	MainStay VP Income Builder Portfolio

During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$24,793,365
Long-Term Capital Gains	9,281,987
Total	$34,075,352
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of U.S. government securities were $59,582 and $71,296, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $137,964 and $155,389, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	106,848	$ 1,799,846
Shares issued to shareholders in reinvestment of distributions	156,026	2,495,197
Shares redeemed	(546,527)	(9,087,943)
Net increase (decrease)	(283,653)	$ (4,792,900)
Year ended December 31, 2021:
Shares sold	295,188	$ 5,323,316
Shares issued to shareholders in reinvestment of distributions	563,265	10,040,167
Shares redeemed	(1,036,303)	(18,698,533)
Net increase (decrease)	(177,850)	$ (3,335,050)

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,410,192	$ 23,641,852
Shares issued to shareholders in reinvestment of distributions	361,024	5,713,482
Shares redeemed	(2,950,579)	(49,032,851)
Net increase (decrease)	(1,179,363)	$(19,677,517)
Year ended December 31, 2021:
Shares sold	3,492,661	$ 62,449,130
Shares issued to shareholders in reinvestment of distributions	1,361,246	24,035,185
Shares redeemed	(4,598,203)	(82,061,073)
Net increase (decrease)	255,704	$ 4,423,242
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and
43

Notes to Financial Statements (Unaudited) (continued)
extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
44	MainStay VP Income Builder Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
45

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
46

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781626	MSVPIB10-08/22
(NYLIAC) NI522

MainStay VP MacKay Strategic Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	4/29/2011	-7.99%	-7.70%	1.41%	2.81%	0.62%
Service Class Shares	4/29/2011	-8.10	-7.93	1.16	2.55	0.87

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	-10.35%	-10.29%	0.88%	1.54%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[3]	-0.01	0.05	1.30	0.86
Morningstar Nontraditional Bond Category Average[4]	-6.69	-6.95	0.91	1.54

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Portfolio has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
4.	The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Strategic Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$920.10	$2.95	$1,021.72	$3.11	0.62%
Service Class Shares	$1,000.00	$919.00	$4.14	$1,020.48	$4.36	0.87%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP MacKay Strategic Bond Portfolio

Portfolio Composition as of June 30, 2022 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 2.50%-2.875%, due 4/30/24–5/15/32
2.	FNMA, (zero coupon)-5.974%, due 4/25/29–3/25/60
3.	UMBS, 30 Year, 4.00%, due 6/1/52–7/1/52
4.	GNMA, 1.00%-3.00%, due 8/20/50–10/20/51
5.	Bank of America Corp., 2.087%-8.57%, due 11/15/24–4/22/32
6.	Goldman Sachs Group, Inc. (The), 1.948%-6.75%, due 5/15/26–10/1/37
7.	Citigroup, Inc., 4.15%-6.30%, due 5/15/24–5/24/33
8.	Hertz Vehicle Financing III LP, 2.52%-4.34%, due 12/27/27
9.	CF Hippolyta Issuer LLC, 1.69%-2.28%, due 7/15/60–3/15/61
10.	Ford Motor Credit Co. LLC, 2.646%-4.25%, due 9/20/22–8/17/27

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Shu-Yang Tan, CFA, Matt Jacob, Stephen R. Cianci, CFA, Neil Moriarty, III, and Lesya Paisley of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Strategic Bond Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP MacKay Strategic Bond Portfolio returned −7.99% for Initial Class shares and −8.10% for Service Class shares. Over the same period, both share classes outperformed the −10.35% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark, and underperformed the −0.01% return of the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2022, both share classes underperformed the −6.69% return of the Morningstar Nontraditional Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The year started with the rapid repricing of expectations for global monetary policy, especially in the United States. An exceptionally strong labor market, concerns that long-term inflation expectations will become unanchored and few signs of a let-up in underlying inflation pressures, have led Federal Reserve officials to significantly adjust their outlook for monetary policy, and markets have followed suit. Most major economies face the sting of both elevated inflation and slowing growth, leaving central banks in a challenging position. Focusing on price stability amid faltering growth risks a recession before long. Alternatively, pivoting to address increasing risks to growth could lead to a de-anchoring of inflation expectations and a more persistent inflation problem. Thus far, central banks are much more focused on price stability and preserving hard-won inflation-fighting credibility, even at the cost of an end to the current expansion.
During the reporting period, spreads2 on investment-grade and high-yield corporates, preferred debt and emerging-market debt widened, detracting from the Portfolio’s performance relative to the Bloomberg U.S. Aggregate Bond Index.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
During the reporting period, the Portfolio used Treasury futures to hedge its duration.3 This position had a positive impact on returns during the reporting period as interest rates rose.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio does not track a fixed-income index and can demonstrate a low correlation to the Bloomberg U.S. Aggregate Bond Index. The average duration of the Portfolio will normally vary from 0 to 7 years. Duration positioning is based on what we believe to be most appropriate at a given point in the cycle. At the end of the reporting period, the Portfolio held a shorter duration relative to the Index. The Portfolio’s effective duration was 3.02 years compared to 6.42 years for the Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
During the reporting period, higher interest rates led to negative absolute performance across the market. Positive real yields and interest rates above the U.S. Federal Reserve’s “neutral” rate led us to extend the duration of the Portfolio.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, the Portfolio’s holdings of collateralized mortgage obligations made a small positive contribution to performance. (Contributions take weightings and total returns into account.) Conversely, both investment grade and high yield detracted from performance. Within the Portfolio’s corporate exposure, the banking, retailers and midstream industries were among the most significant laggards.

1.	See page 5 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8	MainStay VP MacKay Strategic Bond Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio purchased credit risk transfer deals issued by Freddie Mac (the Federal Home Loan Mortgage Corporation) and Fannie Mae (the Federal National Mortgage Association) with the STACR and CAS labels/Hertz/Starwood. These purchases reflected our positive outlook on the housing market and the resiliency of the consumer.
In addition, the Portfolio sold part of its positions in Brazil and Dell, as well as its complete position in PFGC. Brazil spreads held up well during the risk-off tone of the market, and we took the opportunity to lighten the Portfolio’s exposure. Liquidation of the Portfolio’s PFGC position was part of a risk reduction trade and a move from credits rated B to credits rated BB.4
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio increased its exposure to U.S. Treasury securities and consumer asset-backed securities. During the same period, the Portfolio trimmed its exposure to bank loans and emerging-market debt.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, relative to the Bloomberg U.S. Aggregate Bond Index, the Portfolio held overweight exposure to high-yield and investment grade corporate bonds and consumer asset-backed securities. As of the same date, the Portfolio held underweight exposure to U.S. Treasury securities and agency mortgages.
4.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 97.7%
Asset-Backed Securities 13.1%
Automobile Asset-Backed Securities 6.3%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 1,110,000	$ 1,041,008
Series 2021-4, Class D
1.82%, due 2/14/28	1,955,000	1,811,861
Series 2022-1, Class D
2.46%, due 3/13/28	2,620,000	2,427,100
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	2,550,000	2,279,849
Series 2020-2A, Class A
2.02%, due 2/20/27	1,630,000	1,497,136
CPS Auto Receivables Trust (a)
Series 2021-C, Class E
3.21%, due 9/15/28	910,000	817,922
Series 2020-C, Class E
4.22%, due 5/17/27	855,000	829,608
Series 2019-C, Class E
4.30%, due 7/15/25	1,500,000	1,479,518
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,160,000	1,066,979
Series 2021-1, Class D
1.45%, due 1/16/29	3,135,000	2,935,574
Enterprise Fleet Financing LLC
Series 2022-2, Class A3
4.79%, due 5/21/29 (a)	800,000	807,938
Flagship Credit Auto Trust (a)
Series 2021-4, Class D
2.26%, due 12/15/27	2,590,000	2,345,309
Series 2020-1, Class E
3.52%, due 6/15/27	2,460,000	2,323,273
Series 2019-2, Class E
4.52%, due 12/15/26	1,258,000	1,228,979
Series 2020-3, Class E
4.98%, due 12/15/27	1,295,000	1,266,518
GLS Auto Receivables Issuer Trust (a)
Series 2021-2A, Class D
1.42%, due 4/15/27	1,350,000	1,234,132
Series 2021-3A, Class D
1.48%, due 7/15/27	3,430,000	3,101,090
Series 2021-4A, Class D
2.48%, due 10/15/27	2,160,000	1,990,080
Series 2020-1A, Class C
2.72%, due 11/17/25	2,565,000	2,513,962
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
GLS Auto Receivables Issuer Trust (a) (continued)
Series 2020-1A, Class D
3.68%, due 11/16/26	$ 1,430,000	$ 1,384,221
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class C
2.52%, due 12/27/27	5,027,000	4,395,865
Series 2021-2A, Class D
4.34%, due 12/27/27	4,289,000	3,688,401
Hertz Vehicle Financing LLC
Series 2021-1A, Class C
2.05%, due 12/26/25 (a)	1,155,000	1,064,260
Santander Drive Auto Receivables Trust
Series 2021-4, Class D
1.67%, due 10/15/27	3,885,000	3,613,556
Series 2022-2, Class B
3.44%, due 9/15/27	2,300,000	2,237,685
		49,381,824
Home Equity Asset-Backed Securities 0.3%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
1.814% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	1,635,880	1,592,690
First NLC Trust
Series 2007-1, Class A1
1.694% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	56,012	31,187
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
1.724% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	19,627	12,692
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
1.724% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	15,771	5,791
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
1.734% (1 Month LIBOR + 0.11%), due 2/25/37	16,919	5,717
Series 2007-HE7, Class M1
3.624% (1 Month LIBOR + 2.00%), due 7/25/37	930,000	808,146
		2,456,223
Other Asset-Backed Securities 6.5%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	1,486,226	1,228,988

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
American Airlines Pass-Through Trust (continued)
Series 2019-1, Class B
3.85%, due 2/15/28	$ 1,333,242	$ 1,124,465
Series 2021-1, Class B
3.95%, due 7/11/30	1,500,000	1,251,499
Series 2015-2, Class A
4.00%, due 9/22/27	357,895	316,846
Series 2013-2, Class A
4.95%, due 1/15/23	1,843,781	1,809,674
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	2,575,000	2,377,060
CF Hippolyta Issuer LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	1,026,361	930,023
Series 2021-1A, Class B1
1.98%, due 3/15/61	5,709,872	4,928,431
Series 2020-1, Class A2
1.99%, due 7/15/60	1,250,597	1,068,653
Series 2020-1, Class B1
2.28%, due 7/15/60	644,353	578,000
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	3,755,000	3,642,969
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	2,427,800	2,000,175
Series 2019-1A, Class A23
4.352%, due 5/20/49	1,507,375	1,405,256
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II
4.474%, due 10/25/45 (a)	2,655,450	2,642,444
FirstKey Homes Trust (a)
Series 2020-SFR1, Class A
1.339%, due 8/17/37	4,914,625	4,560,574
Series 2021-SFR2, Class B
1.607%, due 9/17/38	840,000	737,222
Series 2021-SFR1, Class B
1.788%, due 8/17/38	3,755,000	3,354,924
Home Partners of America Trust
Series 2021-2, Class B
2.302%, due 12/17/26 (a)	2,375,942	2,136,482
Navient Private Education Refi Loan Trust (a)
Series 2021-EA, Class B
2.03%, due 12/16/69	3,490,000	2,855,598
Series 2020-GA, Class B
2.50%, due 9/16/69	1,485,000	1,334,641
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Navient Private Education Refi Loan Trust (a) (continued)
Series 2020-HA, Class B
2.78%, due 1/15/69	$ 840,000	$ 750,013
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,835,000	1,600,327
Series 2021-1, Class B1
2.41%, due 10/20/61	1,665,000	1,441,191
Progress Residential
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	2,085,000	1,880,123
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,656,675	1,354,380
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	799,067	796,466
Series 2010-1, Class A
6.25%, due 4/22/23	478,250	476,073
United Airlines Pass-Through Trust
Series 2014-2, Class B
4.625%, due 9/3/22	699,409	699,573
Series 2020-1, Class A
5.875%, due 10/15/27	1,888,457	1,855,389
		51,137,459
Total Asset-Backed Securities (Cost $112,257,662)		102,975,506
Corporate Bonds 44.1%
Aerospace & Defense 0.6%
Howmet Aerospace, Inc.
3.00%, due 1/15/29	2,150,000	1,780,716
L3Harris Technologies, Inc.
4.40%, due 6/15/28	3,270,000	3,211,501
		4,992,217
Agriculture 0.3%
BAT Capital Corp.
3.734%, due 9/25/40	1,900,000	1,332,261
BAT International Finance plc
4.448%, due 3/16/28	1,360,000	1,287,454
		2,619,715
Airlines 1.2%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,640,000	1,506,807
5.75%, due 4/20/29	3,255,000	2,778,989
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	$ 1,185,000	$ 1,151,421
4.75%, due 10/20/28	2,245,000	2,120,578
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	2,050,000	2,014,740
		9,572,535
Auto Manufacturers 2.0%
Ford Motor Credit Co. LLC
2.646% (3 Month LIBOR + 1.235%), due 2/15/23 (b)	1,230,000	1,219,606
4.063%, due 11/1/24	3,410,000	3,235,042
4.125%, due 8/17/27	2,330,000	2,051,565
4.25%, due 9/20/22	900,000	898,029
General Motors Financial Co., Inc.
2.35%, due 1/8/31	908,000	703,958
2.70%, due 6/10/31	2,255,000	1,776,737
4.30%, due 4/6/29	1,400,000	1,284,833
Nissan Motor Acceptance Co. LLC
1.85%, due 9/16/26 (a)	5,030,000	4,239,765
		15,409,535
Auto Parts & Equipment 0.4%
Dana, Inc.
4.50%, due 2/15/32	3,885,000	2,870,160
Banks 13.3%
Banco Santander SA
4.175% (1 Year Treasury Constant Maturity Rate + 2.00%), due 3/24/28 (b)	3,000,000	2,862,540
Bank of America Corp.
2.087%, due 6/14/29 (c)	1,895,000	1,622,843
2.687%, due 4/22/32 (c)	2,520,000	2,115,585
3.384%, due 4/2/26 (c)	2,185,000	2,117,930
3.705%, due 4/24/28 (c)	1,695,000	1,615,760
Series MM
4.30%, due 1/28/25 (c)(d)	2,476,000	2,070,555
Series DD
6.30%, due 3/10/26 (c)(d)	1,810,000	1,794,413
8.57%, due 11/15/24	455,000	497,534
Barclays plc
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28 (b)(d)	3,750,000	2,875,738
5.20%, due 5/12/26	1,725,000	1,717,638
	Principal Amount	Value

Banks (continued)
BNP Paribas SA (a)
3.052%, due 1/13/31 (c)	$ 2,235,000	$ 1,928,206
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(d)	1,600,000	1,324,973
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	2,250,000	1,660,496
BPCE SA
2.045%, due 10/19/27 (a)(c)	1,370,000	1,208,512
Citigroup, Inc.
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	2,180,000	1,749,450
4.91%, due 5/24/33 (c)	1,200,000	1,184,071
5.50%, due 9/13/25	2,710,000	2,784,164
Series M
6.30%, due 5/15/24 (c)(d)	3,975,000	3,709,748
Citizens Financial Group, Inc.
Series G
4.00% (5 Year Treasury Constant Maturity Rate + 3.215%), due 10/6/26 (b)(d)	1,620,000	1,290,168
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(b)(d)	2,965,000	2,304,299
Credit Suisse Group AG
3.091%, due 5/14/32 (a)(c)	2,195,000	1,746,764
Deutsche Bank AG
3.035%, due 5/28/32 (c)	640,000	506,375
4.875% (USISDA05 + 2.553%), due 12/1/32 (b)	4,285,000	3,684,861
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	1,205,000	939,836
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (c)	1,555,000	1,376,256
2.581% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	3,075,000	3,001,208
Series V
4.125% (5 Year Treasury Constant Maturity Rate + 2.949%), due 11/10/26 (b)(d)	3,875,000	3,167,813
6.75%, due 10/1/37	1,828,000	2,024,367
Huntington National Bank (The)
3.55%, due 10/6/23	894,000	892,686

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Intesa Sanpaolo SpA
4.198% (1 Year Treasury Constant Maturity Rate + 2.60%), due 6/1/32 (a)(b)	$ 3,460,000	$ 2,534,298
JPMorgan Chase & Co.
Series HH
4.60%, due 2/1/25 (c)(d)	1,762,000	1,488,046
Lloyds Banking Group plc
2.907%, due 11/7/23 (c)	1,160,000	1,155,973
4.582%, due 12/10/25	2,500,000	2,451,181
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(c)	2,065,000	1,684,458
Morgan Stanley
2.484%, due 9/16/36 (c)	2,895,000	2,226,027
5.00%, due 11/24/25	3,840,000	3,901,599
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,685,000	2,440,801
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (d)	2,740,000	2,017,325
Popular, Inc.
6.125%, due 9/14/23	1,953,000	1,967,364
Santander Holdings USA, Inc.
3.40%, due 1/18/23	5,055,000	5,047,533
Societe Generale SA (a)(b)(d)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	3,455,000	2,803,155
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (e)	3,555,000	2,755,125
Standard Chartered plc
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (a)(b)(d)	3,345,000	2,561,935
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(d)	2,070,000	1,577,299
Texas Capital Bancshares, Inc.
4.00% (5 Year Treasury Constant Maturity Rate + 3.15%), due 5/6/31 (b)	3,010,000	2,770,186
	Principal Amount	Value

Banks (continued)
UBS Group AG (a)(b)
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (d)	$ 2,715,000	$ 1,986,294
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28	1,300,000	1,286,520
Wells Fargo & Co.
3.00%, due 10/23/26	1,640,000	1,547,418
Series U
5.875%, due 6/15/25 (c)(d)	595,000	580,066
Series S
5.90%, due 6/15/24 (c)(d)	2,725,000	2,463,945
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (b)	1,825,000	1,468,820
		104,490,157
Chemicals 0.7%
Alpek SAB de CV
3.25%, due 2/25/31 (a)(e)	3,185,000	2,553,606
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,015,000	920,732
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (a)	2,200,000	2,058,122
		5,532,460
Commercial Services 0.7%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	2,810,000	2,578,540
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	1,960,000	1,724,334
California Institute of Technology
3.65%, due 9/1/19	1,614,000	1,218,758
		5,521,632
Computers 0.7%
Dell International LLC
6.02%, due 6/15/26	625,000	648,723
8.10%, due 7/15/36	670,000	782,080
NCR Corp. (a)
5.00%, due 10/1/28	3,660,000	3,103,302
6.125%, due 9/1/29	893,000	772,319
		5,306,424
Diversified Financial Services 3.7%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	2,200,000	1,853,101
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
AerCap Ireland Capital DAC (continued)
3.30%, due 1/23/23	$ 1,400,000	$ 1,394,428
Air Lease Corp.
2.30%, due 2/1/25	3,640,000	3,406,673
2.75%, due 1/15/23	1,040,000	1,032,595
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	3,325,000	2,744,219
Ally Financial, Inc.
Series C
4.70% (7 Year Treasury Constant Maturity Rate + 3.481%), due 5/15/28 (b)(d)	1,430,000	1,054,983
5.75%, due 11/20/25	3,570,000	3,517,110
8.00%, due 11/1/31	2,010,000	2,234,446
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,340,000	2,036,015
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	5,405,000	4,802,072
Discover Financial Services
3.85%, due 11/21/22 (e)	300,000	300,734
Nomura Holdings, Inc.
5.099%, due 7/3/25	1,985,000	1,993,623
OneMain Finance Corp.
3.50%, due 1/15/27	2,715,000	2,172,000
6.125%, due 3/15/24	880,000	840,400
		29,382,399
Electric 2.0%
AEP Texas, Inc.
4.70%, due 5/15/32 (e)	1,460,000	1,452,933
Calpine Corp.
5.125%, due 3/15/28 (a)	3,275,000	2,882,982
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(d)	1,045,000	859,513
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(d)	2,685,000	2,136,267
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	1,675,000	1,648,681
	Principal Amount	Value

Electric (continued)
Ohio Power Co.
Series R
2.90%, due 10/1/51	$ 1,345,000	$ 961,645
Pacific Gas and Electric Co.
3.50%, due 8/1/50	2,460,000	1,643,167
Sempra Energy
4.125% (5 Year Treasury Constant Maturity Rate + 2.868%), due 4/1/52 (b)	2,935,000	2,353,197
WEC Energy Group, Inc.
3.524% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,860,340	1,436,052
		15,374,437
Environmental Control 0.0% ‡
Stericycle, Inc.
3.875%, due 1/15/29 (a)	310,000	253,425
Food 0.8%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	1,775,000	1,690,315
Kraft Heinz Foods Co.
5.00%, due 7/15/35	718,000	695,050
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	2,005,000	1,662,139
U.S. Foods, Inc.
4.625%, due 6/1/30 (a)	2,330,000	1,964,286
		6,011,790
Gas 0.5%
National Fuel Gas Co.
2.95%, due 3/1/31	1,195,000	969,939
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	1,330,000	1,300,417
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	2,010,000	1,424,201
		3,694,557
Home Builders 0.6%
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	2,540,000	2,011,680
Toll Brothers Finance Corp.
3.80%, due 11/1/29 (e)	1,251,000	1,061,238
4.35%, due 2/15/28	2,089,000	1,887,690
		4,960,608

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Household Products & Wares 0.4%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	$ 3,605,000	$ 3,082,311
Housewares 0.2%
Scotts Miracle-Gro Co. (The)
5.25%, due 12/15/26	1,960,000	1,815,646
Insurance 1.7%
Athene Global Funding
2.50%, due 3/24/28 (a)	2,985,000	2,563,835
Lincoln National Corp.
3.801% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	6,418,000	4,453,153
MassMutual Global Funding II
2.95%, due 1/11/25 (a)	2,995,000	2,942,634
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	870,000	852,600
Protective Life Corp.
8.45%, due 10/15/39	1,564,000	1,944,504
Willis North America, Inc.
3.875%, due 9/15/49	840,000	651,634
		13,408,360
Internet 1.1%
Expedia Group, Inc.
3.25%, due 2/15/30	2,315,000	1,930,661
3.80%, due 2/15/28	2,245,000	2,045,999
5.00%, due 2/15/26	315,000	314,970
Match Group Holdings II LLC (a)
3.625%, due 10/1/31	1,975,000	1,555,312
4.125%, due 8/1/30	148,000	123,596
5.00%, due 12/15/27	3,170,000	2,938,513
		8,909,051
Lodging 2.0%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	2,120,000	1,915,950
5.375%, due 5/1/25 (a)	3,470,000	3,400,600
Hyatt Hotels Corp.
1.80%, due 10/1/24	5,450,000	5,151,397
Marriott International, Inc.
3.75%, due 10/1/25	1,860,000	1,820,484
Series X
4.00%, due 4/15/28	880,000	841,562
	Principal Amount	Value

Lodging (continued)
MGM Resorts International
6.00%, due 3/15/23	$ 2,300,000	$ 2,294,664
		15,424,657
Media 0.6%
CCO Holdings LLC
5.375%, due 6/1/29 (a)	545,000	487,143
DISH DBS Corp.
5.75%, due 12/1/28 (a)	2,010,000	1,488,224
Grupo Televisa SAB
5.25%, due 5/24/49	1,735,000	1,704,811
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	740,000	761,462
		4,441,640
Mining 0.4%
Industrias Penoles SAB de CV
4.75%, due 8/6/50 (a)	4,007,000	3,180,556
Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
3.146% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	3,055,000	2,244,680
Oil & Gas 0.8%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)(f)	2,500,000	750,000
Marathon Petroleum Corp.
5.125%, due 12/15/26	5,755,000	5,889,384
		6,639,384
Packaging & Containers 0.3%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	166,000	158,424
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	2,208,000	2,060,726
		2,219,150
Pharmaceuticals 0.6%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	2,575,000	2,111,500
4.75%, due 5/9/27	2,855,000	2,438,507
		4,550,007
Pipelines 4.5%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,825,000	1,440,238
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	$ 3,535,000	$ 2,969,400
DCP Midstream Operating LP
3.25%, due 2/15/32	4,165,000	3,266,943
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,660,000	1,521,915
Energy Transfer LP
Series H
6.50% (5 Year Treasury Constant Maturity Rate + 5.694%), due 11/15/26 (b)(d)	3,435,000	3,036,257
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,760,000	1,393,135
4.20%, due 1/31/50	545,000	454,463
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,310,000	1,886,167
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	3,710,000	3,106,995
5.625%, due 2/15/26	389,000	370,522
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	960,000	903,610
MPLX LP
4.00%, due 3/15/28	2,500,000	2,374,822
4.125%, due 3/1/27	1,780,000	1,720,938
Plains All American Pipeline LP
3.80%, due 9/15/30	1,330,000	1,175,619
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	2,710,000	2,763,765
Targa Resources Corp.
4.20%, due 2/1/33	935,000	846,965
Venture Global Calcasieu Pass LLC
3.875%, due 11/1/33 (a)	3,490,000	2,879,250
Western Midstream Operating LP
5.75%, due 2/1/50 (g)	1,975,000	1,586,041
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,975,000	1,469,139
		35,166,184
Real Estate 0.1%
Realogy Group LLC
5.25%, due 4/15/30 (a)	1,425,000	1,054,500
Real Estate Investment Trusts 0.9%
Iron Mountain, Inc.
4.875%, due 9/15/29 (a)	2,254,000	1,915,742
Office Properties Income Trust
2.65%, due 6/15/26	2,310,000	1,962,936
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Starwood Property Trust, Inc.
3.625%, due 7/15/26 (a)	$ 4,179,000	$ 3,541,703
		7,420,381
Retail 1.3%
AutoNation, Inc.
4.75%, due 6/1/30	2,880,000	2,709,184
Nordstrom, Inc.
4.00%, due 3/15/27	840,000	739,200
4.25%, due 8/1/31 (e)	3,200,000	2,425,056
QVC, Inc.
4.375%, due 9/1/28	2,810,000	2,079,400
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	2,445,000	1,842,332
		9,795,172
Semiconductors 0.3%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,470,000	2,010,253
3.75%, due 2/15/51	910,000	674,188
		2,684,441
Software 0.4%
MSCI, Inc.
3.25%, due 8/15/33 (a)(e)	3,150,000	2,510,833
Oracle Corp.
3.65%, due 3/25/41	685,000	510,477
		3,021,310
Telecommunications 0.7%
Altice France SA
5.125%, due 7/15/29 (a)	3,915,000	2,955,825
AT&T, Inc.
3.65%, due 6/1/51	1,860,000	1,454,758
T-Mobile US, Inc.
2.625%, due 2/15/29	1,710,000	1,439,456
		5,850,039
Total Corporate Bonds (Cost $402,463,636)		346,899,520
Foreign Government Bonds 2.9%
Brazil 0.2%
Brazil Government Bond
3.75%, due 9/12/31 (e)	2,565,000	2,090,618
Chile 0.9%
Chile Government Bond
2.55%, due 7/27/33	4,770,000	3,893,781

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Foreign Government Bonds (continued)
Chile (continued)
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	$ 4,005,000	$ 3,234,038
		7,127,819
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32	2,065,000	1,492,140
4.50%, due 1/28/26	650,000	609,548
		2,101,688
Mexico 1.5%
Comision Federal de Electricidad (a)
3.875%, due 7/26/33	3,255,000	2,455,897
4.677%, due 2/9/51	2,765,000	1,852,550
Mexico Government Bond
3.75%, due 4/19/71	2,230,000	1,390,574
Petroleos Mexicanos
6.50%, due 3/13/27	3,570,000	3,095,190
6.75%, due 9/21/47	4,990,000	3,081,325
		11,875,536
Total Foreign Government Bonds (Cost $30,880,801)		23,195,661
Loan Assignments 0.7%
Containers, Packaging & Glass 0.1%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
4.312% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	353,380	331,647
Diversified/Conglomerate Service 0.2%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
5.666% (1 Month LIBOR + 4.00%), due 11/2/27	948,904	899,086
Second Lien Initial Term Loan
10.554% (3 Month LIBOR + 8.50%), due 11/2/28	645,000	615,975
		1,515,061
Entertainment 0.2%
Fertitta Entertainment LLC
Initial Term Loan B
5.534% (1 Month LIBOR + 4.00%), due 1/27/29 (b)	1,812,837	1,664,573
	Principal Amount	Value

Utilities 0.2%
Southwestern Energy Co.
Initial Term Loan
4.704% (3 Month LIBOR + 2.50%), due 6/22/27 (b)	$ 1,711,400	$ 1,660,058
Total Loan Assignments (Cost $5,442,740)		5,171,339
Mortgage-Backed Securities 26.8%
Agency (Collateralized Mortgage Obligations) 4.4%
FHLMC (h)
REMIC, Series 5070, Class IG
1.50%, due 1/25/44	8,545,113	488,898
REMIC, Series 5048, Class IC
2.00%, due 12/25/50	9,544,281	1,104,359
REMIC, Series 5031, Class IQ
2.50%, due 10/25/50	1,972,616	290,732
REMIC, Series 5038, Class IB
2.50%, due 10/25/50	1,083,856	159,939
REMIC, Series 5038, Class IQ
2.50%, due 10/25/50	2,122,427	315,645
REMIC, Series 5149, Class LI
2.50%, due 10/25/51	5,332,666	750,610
REMIC, Series 5205, Class KI
3.00%, due 12/25/48	2,518,318	298,480
REMIC, Series 5152, Class BI
3.00%, due 7/25/50	3,912,805	582,645
REMIC, Series 5023, Class LI
3.00%, due 10/25/50	1,764,009	285,519
REMIC, Series 5094, Class IP
3.00%, due 4/25/51	1,838,407	284,445
REMIC, Series 5176, Class PI
3.00%, due 7/25/51	1,671,647	226,101
REMIC, Series 5160, Class IO
3.00%, due 10/25/51	1,464,684	170,189
REMIC, Series 5036, Class IO
3.50%, due 11/25/50	4,943,988	952,942
REMIC, Series 4924, Class NS
4.426% (1 Month LIBOR + 6.05%), due 10/25/49 (b)	2,395,191	322,635
REMIC, Series 4957, Class SB
4.426% (1 Month LIBOR + 6.05%), due 11/25/49 (b)	1,399,180	234,208
FHLMC, STRIPS
REMIC, Series 358, Class PO
(zero coupon), due 10/15/47	4,429,058	3,649,002
REMIC, Series 377, Class C4
2.00%, due 1/25/51 (h)	1,650,210	208,115
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC, STRIPS (continued)
REMIC, Series 380, Class C1
3.00%, due 1/25/50 (h)	$ 1,575,412	$ 259,997
FNMA
REMIC, Series 2013-110, Class CO
(zero coupon), due 12/25/39	1,822,154	1,576,113
REMIC, Series 2013-105, Class QO
(zero coupon), due 5/25/40	535,354	460,280
REMIC, Series 2013-105, Class KO
(zero coupon), due 10/25/43	566,184	509,193
REMIC, Series 2013-110, Class DO
(zero coupon), due 11/25/43	815,004	697,684
REMIC, Series 2022-3, Class YS
1.624% (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	11,445,000	303,466
REMIC, Series 2021-81, Class SA
1.674% (SOFR 30A + 2.60%), due 12/25/51 (b)(h)	14,085,660	726,450
REMIC, Series 2021-7, Class EI
2.50%, due 2/25/51 (h)	3,946,267	534,476
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50 (h)	2,794,567	449,844
REMIC, Series 2020-71, Class TI
3.00%, due 10/25/50 (h)	1,962,993	303,743
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	4,856,501	736,180
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,612,376	1,584,960
REMIC, Series 2019-32, Class SB
4.426% (1 Month LIBOR + 6.05%), due 6/25/49 (b)(h)	3,150,181	401,776
GNMA
REMIC, Series 2020-115, Class YA
1.00%, due 8/20/50	2,212,932	1,833,219
REMIC, Series 2020-129, Class AG
1.00%, due 9/20/50	2,969,248	2,457,683
REMIC, Series 2020-166, Class CA
1.00%, due 11/20/50	4,120,785	3,354,486
REMIC, Series 2021-77, Class KS
1.829% (SOFR 30A + 2.60%), due 5/20/51 (b)(h)	13,007,215	228,205
REMIC, Series 2020-146, Class LI
2.00%, due 10/20/50 (h)	4,722,117	506,440
REMIC, Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	2,136,454	254,368
REMIC, Series 2020-188, Class IO
2.00%, due 12/20/50 (h)	4,257,870	445,775
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51 (h)	$ 7,616,364	$ 900,735
REMIC, Series 2021-57, Class IB
2.50%, due 2/20/51 (h)	4,434,853	630,813
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	3,865,178	487,934
REMIC, Series 2021-149, Class CI
2.50%, due 8/20/51 (h)	4,468,946	650,596
REMIC, Series 2021-162, Class KI
2.50%, due 9/20/51 (h)	4,023,976	580,966
REMIC, Series 2020-183, Class HT
2.77% (SOFR 30A + 5.77%), due 12/20/50 (b)(h)	4,874,327	451,737
REMIC, Series 2021-158, Class SB
2.929% (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	4,960,302	324,261
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	6,268,773	1,044,975
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	4,963,464	761,222
REMIC, Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	4,050,187	626,723
		34,408,764
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 11.4%
BAMLL Commercial Mortgage Securities Trust (a)(b)
Series 2022-DKLX, Class E
5.406% (1 Month SOFR + 4.127%), due 1/15/39	1,335,000	1,244,104
Series 2022-DKLX, Class F
6.236% (1 Month SOFR + 4.957%), due 1/15/39	1,675,000	1,556,242
Bayview Commercial Asset Trust
Series 2005-3A, Class A1
2.104% (1 Month LIBOR + 0.48%), due 11/25/35 (a)(b)	1,008,761	914,717
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A
2.27% (1 Month SOFR + 1.77%), due 5/15/39 (a)(b)	1,830,000	1,792,979
BX Commercial Mortgage Trust (a)
Series 2021-XL2, Class A
2.013% (1 Month LIBOR + 0.689%), due 10/15/38 (b)	1,460,868	1,391,164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a) (continued)
Series 2021-VOLT, Class D
2.974% (1 Month LIBOR + 1.65%), due 9/15/36 (b)	$ 2,865,000	$ 2,678,719
Series 2021-VOLT, Class E
3.324% (1 Month LIBOR + 2.00%), due 9/15/36 (b)	2,600,000	2,422,013
Series 2021-ACNT, Class E
3.522% (1 Month LIBOR + 2.197%), due 11/15/38 (b)	3,400,000	3,204,565
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (i)	2,790,000	2,335,280
Series 2020-VIV3, Class B
3.662%, due 3/9/44 (i)	1,115,000	978,982
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (i)	1,355,000	1,093,363
BX Trust (a)
Series 2021-LBA, Class AJV
2.125% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	2,210,000	2,088,284
Series 2021-MFM1, Class C
2.524% (1 Month LIBOR + 1.20%), due 1/15/34 (b)	4,155,000	3,927,562
Series 2018-GW, Class C
2.544% (1 Month LIBOR + 1.22%), due 5/15/35 (b)	1,145,000	1,100,375
Series 2021-MFM1, Class D
2.824% (1 Month LIBOR + 1.50%), due 1/15/34 (b)	3,091,500	2,889,623
Series 2021-LBA, Class DV
2.925% (1 Month LIBOR + 1.60%), due 2/15/36 (b)	2,000,000	1,848,279
Series 2021-RISE, Class D
3.074% (1 Month LIBOR + 1.75%), due 11/15/36 (b)	3,095,000	2,867,107
Series 2021-ARIA, Class E
3.569% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	3,200,000	2,983,074
Series 2019-OC11, Class B
3.605%, due 12/9/41	300,000	270,357
Series 2019-OC11, Class C
3.856%, due 12/9/41	975,000	860,801
Series 2019-OC11, Class D
4.075%, due 12/9/41 (i)	1,395,000	1,213,554
Series 2019-OC11, Class E
4.075%, due 12/9/41 (i)	5,235,000	4,205,558
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BXHPP Trust (a)(b)
Series 2021-FILM, Class C
2.424% (1 Month LIBOR + 1.10%), due 8/15/36	$ 980,000	$ 910,999
Series 2021-FILM, Class D
2.824% (1 Month LIBOR + 1.50%), due 8/15/36	755,000	698,323
BXSC Commercial Mortgage Trust
Series 2022-WSS, Class D
4.467% (1 Month SOFR + 3.188%), due 3/15/35 (a)(b)	1,500,000	1,439,966
COMM Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	2,545,000	2,518,892
Series 2013-CR9, Class B
4.435%, due 7/10/45 (a)(i)	1,500,000	1,446,740
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	2,657,500	2,305,424
DROP Mortgage Trust
Series 2021-FILE, Class A
2.47% (1 Month LIBOR + 1.15%), due 10/15/43 (a)(b)	2,005,000	1,934,501
Extended Stay America Trust
Series 2021-ESH, Class D
3.575% (1 Month LIBOR + 2.25%), due 7/15/38 (a)(b)	4,100,762	3,956,596
FREMF Mortgage Trust (a)(i)
REMIC, Series 2017-K63, Class C
4.008%, due 2/25/50	1,925,000	1,830,837
REMIC, Series 2018-K154, Class B
4.16%, due 11/25/32	2,450,000	2,230,611
REMIC, Series 2018-K78, Class B
4.266%, due 6/25/51	745,000	720,065
REMIC, Series 2018-K155, Class B
4.307%, due 4/25/33	2,975,000	2,748,760
REMIC, Series 2018-K84, Class C
4.313%, due 10/25/28	610,000	575,390
REMIC, Series 2018-K81, Class C
4.315%, due 9/25/51	2,020,000	1,906,137
REMIC, Series 2018-K81, Class B
4.315%, due 9/25/51	140,000	135,477
REMIC, Series 2018-K76, Class B
4.351%, due 6/25/51	420,000	403,407
REMIC, Series 2018-K79, Class B
4.351%, due 7/25/51	455,000	441,665
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (a)(i) (continued)
REMIC, Series 2019-K87, Class C
4.471%, due 1/25/51	$ 1,385,000	$ 1,314,796
REMIC, Series 2019-K88, Class C
4.528%, due 2/25/52	2,185,000	2,077,555
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class B
4.379%, due 7/5/31 (a)	2,795,000	2,745,175
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,120,000	984,901
SLG Office Trust
Series 2021-OVA, Class D
2.851%, due 7/15/41 (a)	1,600,000	1,280,972
SMRT
Series 2022-MINI, Class D
3.229% (1 Month SOFR + 1.95%), due 1/15/39 (a)(b)	3,400,000	3,178,831
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(j)	1,960,000	1,913,800
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(i)	4,325,000	4,137,856
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	2,150,000	2,110,792
		89,815,170
Whole Loan (Collateralized Mortgage Obligations) 11.0%
Alternative Loan Trust
Series 2005-31, Class 1A1
2.184% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	2,579,144	2,328,375
Connecticut Avenue Securities Trust (a)(b)
Series 2020-R02, Class 2M2
3.624% (1 Month LIBOR + 2.00%), due 1/25/40	1,682,343	1,657,104
Series 2021-R01, Class 1B1
4.026% (SOFR 30A + 3.10%), due 10/25/41	4,195,000	3,593,229
Series 2020-SBT1, Class 1M2
5.274% (1 Month LIBOR + 3.65%), due 2/25/40	1,700,000	1,626,628
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b)
Series 2020-DNA6, Class M2
2.926% (SOFR 30A + 2.00%), due 12/25/50	$ 4,395,000	$ 4,324,108
Series 2021-HQA2, Class M2
2.976% (SOFR 30A + 2.05%), due 12/25/33	1,445,000	1,287,767
Series 2021-HQA3, Class M2
3.026% (SOFR 30A + 2.10%), due 9/25/41	2,940,000	2,569,621
Series 2021-HQA1, Class M2
3.176% (SOFR 30A + 2.25%), due 8/25/33	3,130,000	2,899,609
Series 2020-HQA1, Class B1
3.974% (1 Month LIBOR + 2.35%), due 1/25/50	2,305,000	2,121,723
Series 2021-DNA5, Class B1
3.976% (SOFR 30A + 3.05%), due 1/25/34	3,615,000	3,102,661
Series 2020-DNA2, Class B1
4.124% (1 Month LIBOR + 2.50%), due 2/25/50	3,140,000	2,686,186
Series 2021-HQA3, Class B1
4.276% (SOFR 30A + 3.35%), due 9/25/41	5,030,000	4,221,155
Series 2022-DNA1, Class B1
4.326% (SOFR 30A + 3.40%), due 1/25/42	4,835,000	4,074,281
FHLMC STACR Trust (a)(b)
Series 2019-DNA3, Class B1
4.874% (1 Month LIBOR + 3.25%), due 7/25/49	2,645,000	2,499,529
Series 2018-DNA2, Class B1
5.324% (1 Month LIBOR + 3.70%), due 12/25/30	4,225,000	4,130,347
Series 2019-DNA2, Class B1
5.974% (1 Month LIBOR + 4.35%), due 3/25/49	1,900,000	1,844,882
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2018-HQA1, Class M2
3.924% (1 Month LIBOR + 2.30%), due 9/25/30	1,552,308	1,539,745
Series 2021-DNA2, Class B1
4.326% (SOFR 30A + 3.40%), due 8/25/33 (a)	1,765,000	1,530,979
Series 2022-DNA2, Class M2
4.676% (SOFR 30A + 3.75%), due 2/25/42 (a)	2,065,000	1,853,923

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FNMA (b)
Series 2017-C05, Class 1M2
3.824% (1 Month LIBOR + 2.20%), due 1/25/30	$ 1,024,699	$ 1,029,148
Series 2017-C07, Class 2M2
4.124% (1 Month LIBOR + 2.50%), due 5/25/30	2,256,390	2,250,831
Series 2021-R02, Class 2B1
4.226% (SOFR 30A + 3.30%), due 11/25/41 (a)	1,630,000	1,394,108
Series 2017-C04, Class 2M2
4.474% (1 Month LIBOR + 2.85%), due 11/25/29	2,109,031	2,114,322
Series 2017-C03, Class 1M2
4.624% (1 Month LIBOR + 3.00%), due 10/25/29	1,238,487	1,249,438
Series 2016-C06, Class 1M2
5.874% (1 Month LIBOR + 4.25%), due 4/25/29	2,041,573	2,110,937
Series 2016-C07, Class 2M2
5.974% (1 Month LIBOR + 4.35%), due 5/25/29	3,361,002	3,475,156
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(j)	580,847	571,955
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
2.064% (1 Month LIBOR + 0.44%), due 6/25/37 (b)	516,452	485,624
Mello Warehouse Securitization Trust
Series 2021-1, Class B
2.524% (1 Month LIBOR + 0.90%), due 2/25/55 (a)(b)	1,600,000	1,570,903
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.383%, due 8/25/59 (i)	3,435,728	2,374,354
Series 2019-4A, Class B6
4.691%, due 12/25/58 (j)	3,092,944	2,118,609
Series 2019-2A, Class B6
4.916%, due 12/25/57 (j)	1,252,059	891,621
NewRez Warehouse Securitization Trust
Series 2021-1, Class B
2.524% (1 Month LIBOR + 0.90%), due 5/25/55 (a)(b)	4,615,000	4,508,689
Sequoia Mortgage Trust
Series 2018-7, Class B3
4.262%, due 9/25/48 (a)(j)	1,561,943	1,408,053
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
STACR Trust (a)(b)
Series 2018-HRP2, Class M3
4.024% (1 Month LIBOR + 2.40%), due 2/25/47	$ 4,545,000	$ 4,468,523
Series 2018-HRP1, Class B1
5.374% (1 Month LIBOR + 3.75%), due 4/25/43	2,275,000	2,228,956
Series 2018-HRP2, Class B1
5.824% (1 Month LIBOR + 4.20%), due 2/25/47	1,700,000	1,660,150
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
1.723% (11th District Cost of Funds Index + 1.50%), due 8/25/46 (b)	802,887	729,030
		86,532,259
Total Mortgage-Backed Securities (Cost $224,686,180)		210,756,193
Municipal Bond 0.3%
California 0.3%
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	3,170,000	2,399,787
Total Municipal Bond (Cost $3,170,000)		2,399,787
U.S. Government & Federal Agencies 9.8%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.2%
UMBS, 30 Year
4.00%, due 6/1/52	13,083,989	12,917,419
4.00%, due 7/1/52	4,040,000	3,989,167
		16,906,586
United States Treasury Bonds 0.7%
U.S. Treasury Bonds
2.875%, due 5/15/52	3,525,000	3,329,472
3.25%, due 5/15/42	2,195,000	2,142,183
		5,471,655
United States Treasury Notes 6.9%
U.S. Treasury Notes
2.50%, due 4/30/24 (e)	21,200,000	21,015,328
2.625%, due 4/15/25	6,290,000	6,221,695
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
2.75%, due 4/30/27	$ 1,575,000	$ 1,553,713
2.875%, due 4/30/29	2,315,000	2,287,871
2.875%, due 5/15/32	23,820,000	23,552,025
		54,630,632
Total U.S. Government & Federal Agencies (Cost $77,527,219)		77,008,873
Total Long-Term Bonds (Cost $856,428,238)		768,406,879

	Shares
Short-Term Investments 1.4%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 0.898% (k)	8,641,291	8,641,291
Unaffiliated Investment Companies 0.3%
BlackRock Liquidity FedFund, 1.437% (k)(l)	1,000,000	1,000,000
Invesco Government and Agency Portfolio, 1.462% (k)(l)	1,375,318	1,375,318
Total Unaffiliated Investment Companies (Cost $2,375,318)		2,375,318
Total Short-Term Investments (Cost $11,016,609)		11,016,609
Total Investments (Cost $867,444,847)	99.1%	779,423,488
Other Assets, Less Liabilities	0.9	7,169,889
Net Assets	100.0%	$ 786,593,377

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2022.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2022.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	All or a portion of this security was held on loan. As of June 30, 2022, the aggregate market value of securities on loan was $24,863,152; the total market value of collateral held by the Portfolio was $25,501,904. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $23,126,586. The Portfolio received cash collateral with a value of $2,375,318. (See Note 2(J))
(f)	Illiquid security—As of June 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $750,000, which represented 0.1% of the Portfolio’s net assets.
(g)	Step coupon—Rate shown was the rate in effect as of June 30, 2022.
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2022.
(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2022.
(k)	Current yield as of June 30, 2022.
(l)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay Strategic Bond Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 29,106	$ 180,323	$ (200,788)	$ —	$ —	$ 8,641	$ 32	$ —	8,641
Futures Contracts
As of June 30, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Ultra Bonds	72	September 2022	$ 8,802,164	$ 9,171,000	$ 368,836
U.S. Treasury Long Bonds	49	September 2022	6,888,457	6,792,625	(95,832)
Total Long Contracts					273,004
Short Contracts
U.S. Treasury 2 Year Notes	(39)	September 2022	(8,180,165)	(8,190,609)	(10,444)
U.S. Treasury 5 Year Notes	(840)	September 2022	(95,133,158)	(94,290,000)	843,158
U.S. Treasury 10 Year Notes	(459)	September 2022	(55,023,693)	(54,405,844)	617,849
U.S. Treasury Ultra Bonds	(33)	September 2022	(5,172,297)	(5,093,344)	78,953
Total Short Contracts					1,529,516
Net Unrealized Appreciation					$ 1,802,520

1.	As of June 30, 2022, cash in the amount of $2,208,712 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2022.
Swap Contracts
As of June 30, 2022, the Portfolio held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 50,000,000	USD	3/16/23	Fixed 2.793%	3 month USD LIBOR	Semi-Annually/Quarterly	$ —	$ 89,663	$ 89,663
50,000,000	USD	3/29/23	Fixed 2.762%	3 month USD LIBOR	Semi-Annually/Quarterly	—	132,962	132,962
						$ —	$ 222,625	$ 222,625

1.	As of June 30, 2022, cash in the amount of $385,304 was on deposit with a broker for centrally cleared swap agreements.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
USD—United States Dollar
USISDA—U.S. dollar International Swaps and Derivatives Association
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 102,975,506	$ —	$ 102,975,506
Corporate Bonds	—	346,899,520	—	346,899,520
Foreign Government Bonds	—	23,195,661	—	23,195,661
Loan Assignments	—	5,171,339	—	5,171,339
Mortgage-Backed Securities	—	210,756,193	—	210,756,193
Municipal Bond	—	2,399,787	—	2,399,787
U.S. Government & Federal Agencies	—	77,008,873	—	77,008,873
Total Long-Term Bonds	—	768,406,879	—	768,406,879
Short-Term Investments
Affiliated Investment Company	8,641,291	—	—	8,641,291
Unaffiliated Investment Companies	2,375,318	—	—	2,375,318
Total Short-Term Investments	11,016,609	—	—	11,016,609
Total Investments in Securities	11,016,609	768,406,879	—	779,423,488
Other Financial Instruments (b)
Futures Contracts	1,908,796	—	—	1,908,796
Interest Rate Swaps	—	222,625	—	222,625
Total Other Financial Instruments	1,908,796	222,625	—	2,131,421
Total Investments in Securities and Other Financial Instruments	$ 12,925,405	$ 768,629,504	$ —	$ 781,554,909
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (106,276)	$ —	$ —	$ (106,276)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay Strategic Bond Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $858,803,556) including securities on loan of $24,863,152	$770,782,197
Investment in affiliated investment companies, at value (identified cost $8,641,291)	8,641,291
Cash denominated in foreign currencies (identified cost $436)	427
Cash collateral on deposit at broker for futures contracts	2,208,712
Cash collateral on deposit at broker for swap contracts	385,304
Receivables:
Investment securities sold	6,845,796
Interest	5,581,464
Portfolio shares sold	96,185
Securities lending	5,445
Other assets	8,480
Total assets	794,555,301
Liabilities
Cash collateral received for securities on loan	2,375,318
Due to custodian	62,151
Payables:
Investment securities purchased	3,285,958
Variation margin on futures contracts	936,660
Portfolio shares redeemed	560,862
Manager (See Note 3)	386,649
NYLIFE Distributors (See Note 3)	161,793
Shareholder communication	85,373
Professional fees	43,101
Custodian	21,440
Variation margin on centrally cleared swap contracts	18,479
Trustees	1,658
Accrued expenses	22,482
Total liabilities	7,961,924
Net assets	$786,593,377
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 85,455
Additional paid-in-capital	880,930,238
881,015,693
Total distributable earnings (loss)	(94,422,316)
Net assets	$786,593,377
Initial Class
Net assets applicable to outstanding shares	$ 22,046,014
Shares of beneficial interest outstanding	2,387,448
Net asset value per share outstanding	$ 9.23
Service Class
Net assets applicable to outstanding shares	$764,547,363
Shares of beneficial interest outstanding	83,067,843
Net asset value per share outstanding	$ 9.20

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 15,759,750
Securities lending, net	48,440
Dividends-affiliated	32,170
Other	3,762
Total income	15,844,122
Expenses
Manager (See Note 3)	2,518,276
Distribution/Service—Service Class (See Note 3)	1,059,201
Professional fees	54,710
Shareholder communication	47,457
Custodian	26,158
Trustees	9,662
Miscellaneous	24,754
Total expenses	3,740,218
Net investment income (loss)	12,103,904
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(3,867,541)
Futures transactions	17,860,705
Swap transactions	(1,047,003)
Net realized gain (loss)	12,946,161
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(105,977,626)
Futures contracts	4,143,751
Swap contracts	2,849,117
Translation of other assets and liabilities in foreign currencies	(9)
Net change in unrealized appreciation (depreciation)	(98,984,767)
Net realized and unrealized gain (loss)	(86,038,606)
Net increase (decrease) in net assets resulting from operations	$ (73,934,702)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay Strategic Bond Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 12,103,904	$ 24,999,031
Net realized gain (loss)	12,946,161	38,509,212
Net change in unrealized appreciation (depreciation)	(98,984,767)	(46,649,225)
Net increase (decrease) in net assets resulting from operations	(73,934,702)	16,859,018
Distributions to shareholders:
Initial Class	(350,797)	(595,939)
Service Class	(11,474,745)	(21,362,833)
Total distributions to shareholders	(11,825,542)	(21,958,772)
Capital share transactions:
Net proceeds from sales of shares	8,402,605	54,269,932
Net asset value of shares issued to shareholders in reinvestment of distributions	11,825,542	21,958,772
Cost of shares redeemed	(105,256,438)	(105,606,377)
Increase (decrease) in net assets derived from capital share transactions	(85,028,291)	(29,377,673)
Net increase (decrease) in net assets	(170,788,535)	(34,477,427)
Net Assets
Beginning of period	957,381,912	991,859,339
End of period	$ 786,593,377	$ 957,381,912
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 10.19	$ 10.25	$ 9.92	$ 9.60	$ 10.06	$ 9.90
Net investment income (loss) (a)	0.15	0.29	0.28	0.29	0.30	0.29
Net realized and unrealized gain (loss)	(0.96)	(0.10)	0.32	0.38	(0.43)	0.18
Total from investment operations	(0.81)	0.19	0.60	0.67	(0.13)	0.47
Less distributions:
From net investment income	(0.15)	(0.25)	(0.26)	(0.35)	(0.33)	(0.31)
Return of capital	—	—	(0.01)	—	—	—
Total distributions	(0.15)	(0.25)	(0.27)	(0.35)	(0.33)	(0.31)
Net asset value at end of period	$ 9.23	$ 10.19	$ 10.25	$ 9.92	$ 9.60	$ 10.06
Total investment return (b)	(7.99)%	1.96%	6.12%	7.06%	(1.21)%	4.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03%††	2.80%	2.84%	2.96%	3.04%	2.89%
Net expenses (c)	0.62%††	0.62%(d)	0.70%(d)	0.76%(d)	0.75%(d)	0.67%(d)
Portfolio turnover rate	33%	62%	52%(e)	51%(e)	33%	32%
Net assets at end of period (in 000's)	$ 22,046	$ 24,820	$ 22,538	$ 49,296	$ 116,901	$ 137,454

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2022	0.62%	—
December 31, 2021	0.61%	0.01%
December 31, 2020	0.62%	0.08%
December 31, 2019	0.61%	0.15%
December 31, 2018	0.60%	0.15%
December 31, 2017	0.60%	0.07%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP MacKay Strategic Bond Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 10.16	$ 10.21	$ 9.89	$ 9.57	$ 10.03	$ 9.87
Net investment income (loss) (a)	0.13	0.26	0.26	0.26	0.28	0.26
Net realized and unrealized gain (loss)	(0.95)	(0.08)	0.30	0.39	(0.43)	0.19
Total from investment operations	(0.82)	0.18	0.56	0.65	(0.15)	0.45
Less distributions:
From net investment income	(0.14)	(0.23)	(0.23)	(0.33)	(0.31)	(0.29)
Return of capital	—	—	(0.01)	—	—	—
Total distributions	(0.14)	(0.23)	(0.24)	(0.33)	(0.31)	(0.29)
Net asset value at end of period	$ 9.20	$ 10.16	$ 10.21	$ 9.89	$ 9.57	$ 10.03
Total investment return (b)	(8.10)%	1.71%	5.86%	6.80%	(1.46)%	4.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77%††	2.53%	2.59%	2.66%	2.79%	2.64%
Net expenses (c)	0.87%††	0.87%(d)	0.93%(d)	1.01%(d)	1.00%(d)	0.92%(d)
Portfolio turnover rate	33%	62%	52%(e)	51%(e)	33%	32%
Net assets at end of period (in 000's)	$ 764,547	$ 932,562	$ 969,321	$ 990,736	$ 999,100	$ 1,064,435

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2022	0.87%	—
December 31, 2021	0.86%	0.01%
December 31, 2020	0.86%	0.07%
December 31, 2019	0.86%	0.15%
December 31, 2018	0.85%	0.15%
December 31, 2017	0.85%	0.07%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Strategic Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	April 29, 2011
Service Class	April 29, 2011
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

30	MainStay VP MacKay Strategic Bond Portfolio

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular
31

Notes to Financial Statements (Unaudited) (continued)
close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of June 30, 2022, and can change at any time. Illiquid investments as of June 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

32	MainStay VP MacKay Strategic Bond Portfolio

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit
33

Notes to Financial Statements (Unaudited) (continued)
risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2022, the Portfolio did not hold any unfunded commitments.
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2022, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or

34	MainStay VP MacKay Strategic Bond Portfolio

loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2022, are shown in the Portfolio of Investments.
(K) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(L) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise.
Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or
35

Notes to Financial Statements (Unaudited) (continued)
insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(N) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(O) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.
The Portfolio entered into futures contracts in order to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds.
The Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates.
Fair value of derivative instruments as of June 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,908,796	$1,908,796
Centrally Cleared Swap Contracts - Net Assets—Net unrealized appreciation on swap contracts (b)	222,625	222,625
Total Fair Value	$2,131,421	$2,131,421

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

36	MainStay VP MacKay Strategic Bond Portfolio

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(106,276)	$(106,276)
Total Fair Value	$(106,276)	$(106,276)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$17,860,705	$17,860,705
Swap Contracts	(1,047,003)	(1,047,003)
Total Net Realized Gain (Loss)	$16,813,702	$16,813,702

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$4,143,751	$4,143,751
Swap Contracts	2,849,117	2,849,117
Total Net Change in Unrealized Appreciation (Depreciation)	$6,992,868	$6,992,868

Average Notional Amount	Total
Futures Contracts Long	$ 32,863,641
Futures Contracts Short	$(230,937,388)
Swap Contracts Long	$ 100,000,000
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the six-month period ended June 30, 2022, the effective management fee rate was 0.58%.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $2,518,276 and paid the Subadvisor fees of $1,259,138.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
37

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$867,577,779	$2,642,796	$(90,797,087)	$(88,154,291)
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $21,767,621, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,412	$20,356
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$21,958,772
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily
Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of U.S. government securities were $92,279 and $31,334, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $186,544 and $287,177, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	42,789	$ 419,538
Shares issued to shareholders in reinvestment of distributions	36,950	350,797
Shares redeemed	(127,374)	(1,241,077)
Net increase (decrease)	(47,635)	$ (470,742)
Year ended December 31, 2021:
Shares sold	257,807	$ 2,650,372
Shares issued to shareholders in reinvestment of distributions	58,257	595,939
Shares redeemed	(80,307)	(824,780)
Net increase (decrease)	235,757	$ 2,421,531

38	MainStay VP MacKay Strategic Bond Portfolio

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	822,034	$ 7,983,067
Shares issued to shareholders in reinvestment of distributions	1,211,877	11,474,745
Shares redeemed	(10,760,442)	(104,015,361)
Net increase (decrease)	(8,726,531)	$ (84,557,549)
Year ended December 31, 2021:
Shares sold	5,040,050	$ 51,619,560
Shares issued to shareholders in reinvestment of distributions	2,095,125	21,362,833
Shares redeemed	(10,233,577)	(104,781,597)
Net increase (decrease)	(3,098,402)	$ (31,799,204)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
39

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
40	MainStay VP MacKay Strategic Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
41

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781647	MSVPUB10-08/22
(NYLIAC) NI532

MainStay VP Allocation Portfolios

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
MainStay VP Conservative Allocation Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Equity Allocation Portfolio
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	-13.30%	-11.23%	3.04%	4.71%	0.48%
Service Class Shares	2/13/2006	-13.40	-11.45	2.79	4.45	0.73

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-19.96%	-10.62%	11.31%	12.96%
MSCI EAFE® Index (Net)[3]	-19.57	-17.77	2.20	5.40
Bloomberg U.S. Aggregate Bond Index[4]	-10.35	-10.29	0.88	1.54
Conservative Allocation Composite Index[5]	-14.15	-10.93	4.38	5.48
Morningstar Allocation - 30% to 50% Equity Category Average[6]	-13.33	-11.28	3.01	3.96

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
5.	The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively.
6.	The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% to 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay VP Conservative Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$867.00	$0.14	$1,024.65	$0.15	0.03%
Service Class Shares	$1,000.00	$866.00	$1.30	$1,023.41	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of June 30, 2022 (Unaudited)
Equity Funds	35.2%
Fixed Income Funds	56.0
Short-Term Investment	8.6
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

8	MainStay VP Conservative Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Conservative Allocation Portfolio returned −13.30% for Initial Class shares and −13.40% for Service Class shares. Over the same period, both share classes outperformed the −19.96% return of the S&P 500® Index, the Portfolio’s primary benchmark, and the −19.57% return of the MSCI EAFE® Index (Net), is a secondary benchmark of the Portfolio. For the six months ended June 30, 2022, both share classes underperformed the −10.35% return of the Bloomberg U.S. Aggregate Bond Index and outperformed the −14.15% return of the Conservative Allocation Composite Index, additional benchmarks of the Portfolio. Over the same period, Initial Class shares outperformed, and Service Class shares underperformed, the −13.33% return of the Morningstar Allocation—30% to 50% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. The most influential factor affecting relative performance for the Portfolio versus the performance of this weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
During the reporting period, the Portfolio outperformed the above-mentioned internally maintained blend of indices largely due to active positioning at the asset class level in several areas, the most consequential of which was specific exposure to energy stocks. Other positions making positive contributions to the Portfolio’s relative performance included short duration3 within fixed income, and a focus on value over growth within stocks, with particular emphasis on defensive sectors. (Contributions take weightings and total returns into account.)
A variety of factors, all interconnected, added to the success of those positions. Among the more dominant factors were:
•     Inflation: Stubbornly high readings elicited aggressively tighter policy assumptions from central banks, led by the U.S. Federal Reserve (the “Fed”), significantly detracting from long-duration fixed-income and equity price multiples.
•    COVID-19: Although now endemic, at least in most Western countries, and garnering relatively little attention, ripples from the contagion continued to be felt throughout the global economy. The effect proved most evident in China, where lockdowns contributed to persistent supply chain disruptions and, hence, inflation.
•    War in Ukraine: Due to both the conflict itself, which massively curtailed production within Ukraine, and the Western sanctions that were imposed on Russia in retaliation for its invasion, global stocks of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
•    Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. The scarcity of workers, seen as likely to lead to constrained production, wage growth, or both over time, added a little more fuel to the inflation fire.
Active returns at the Underlying Fund level netted out close to zero, and thus made little contribution to the Portfolio’s performance in aggregate.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views. Therefore, the swaps can be seen as enhancing the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: On average, the Portfolio held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic demand supporting corporate earnings. While the theory proved incorrect and the bias favoring stocks was unproductive, the negative impact of the Portfolio’s overweight equity exposure was fully offset through tactical adjustments. As a

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 6 for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

result, management of the Portfolio’s stock/bond mix produced a very small but positive contribution to performance.
Fixed income: Believing inflationary pressures to be at least somewhat structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Portfolio’s fixed-income holdings to favor shorter-maturity and lower-quality instruments that would be less sensitive to rising bond yields. This approach bolstered returns.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Portfolio’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on our view of attractive valuations and the post-COVID-19 cyclical recovery we saw coming. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Portfolio’s position and resetting geographic exposures to neutral, but not before performance was negatively affected to a slight degree.
Equity size: Small-company stocks were more heavily owned in the Portfolio than in the Index. The thesis behind this positioning was based on our view of the U.S. small-cap universe’s relatively attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, the small-cap stocks held in the Portfolio outperformed the broader market only slightly, making just a small positive contribution to relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Portfolio emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and health care. This emphasis on value over growth provided the single largest positive contribution to performance during the reporting period.
Energy: The Portfolio maintained exposure to upstream energy producers as a commodity play to help provide an inflation hedge. While a small position, it made a disproportionately large positive contribution to return.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as noted above, is a good example. Similarly, exposure to defensive sectors and energy producers was achieved by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF and SPDR S&P Oil & Gas Exploration & Production ETF. We also added duration to the Portfolio’s bond holdings after yields had already risen considerably, by entering into a swap in which the Portfolio received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Portfolio holdings involved a partial shift out of MainStay VP Indexed Bond Portfolio and into IQ MacKay ESG Core Plus Bond ETF. We believed the latter offered active management across a range of fixed-income security types beyond traditional investment-grade bonds, offering a degree of diversification.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
During the reporting period, the only two Underlying Equity Funds to post positive returns were VanEck Oil Services ETF and SPDR® S&P® Oil & Gas Exploration & Production ETF. The Underlying Equity Fund posting the smallest loss was Invesco S&P 500® Low Volatility ETF. The Underlying Equity Funds with the lowest returns were iShares Semiconductor ETF, MainStay VP Wellington Growth Portfolio and MainStay VP Large Cap Growth Portfolio.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Allowing for the size of the allocation, the variation of that allocation across the reporting period, and performance during that window of time, the only position to make a positive contribution to performance during the reporting period was SPDR® S&P® Oil & Gas Exploration & Production ETF. The smallest detractors were swaps on S&P 500® Health Care Sector Index and Invesco S&P 500® Low Volatility ETF. At the other end of the spectrum, the Underlying Equity Funds with the lowest returns were MainStay VP Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam ESG US Equity ETF.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Sustained inflation readings at elevated levels and the corresponding rise in Fed funds rate expectations were the primary drivers of bond returns during the reporting period. A widening in credit spreads4 as economic growth slowed and fears of a potential recession mounted also played an important role.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
10	MainStay VP Conservative Allocation Portfolio

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Broadly speaking, the shorter duration the market segment, the less negative the return during the reporting period. Likewise, higher quality fared better than higher yield.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
Cash, generating a near-zero return, was the only holding that did not contribute negatively to return. Due to small position sizes, swap exposure to iShares 20+ Year Treasury Bond ETF and a holding in MainStay VP PIMCO Real Return Portfolio were among the least detrimental to performance. The most significant detractors included MainStay VP Indexed Bond Portfolio, MainStay VP Bond Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Affiliated Investment Companies 91.2%
Equity Funds 35.2%
IQ 50 Percent Hedged FTSE International ETF	512,976	$ 10,710,939
IQ 500 International ETF	316,746	8,605,545
IQ Candriam ESG International Equity ETF	372,535	8,786,983
IQ Candriam ESG U.S. Equity ETF	461,764	14,915,300
IQ Chaikin U.S. Large Cap ETF	374,082	11,057,864
IQ Chaikin U.S. Small Cap ETF	122,287	3,674,896
MainStay Epoch Capital Growth Fund Class I	186,015	1,913,348
MainStay Epoch International Choice Fund Class I	168,181	5,366,983
MainStay VP American Century Sustainable Equity Portfolio Initial Class	940,932	11,613,835
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	940,761	8,238,525
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	736,347	12,243,391
MainStay VP MacKay International Equity Portfolio Initial Class	417,827	5,454,152
MainStay VP S&P 500 Index Portfolio Initial Class	112,327	8,067,340
MainStay VP Small Cap Growth Portfolio Initial Class	524,201	6,634,606
MainStay VP Wellington Growth Portfolio Initial Class	560,694	15,136,609
MainStay VP Wellington Mid Cap Portfolio Initial Class	610,792	7,575,405
MainStay VP Wellington Small Cap Portfolio Initial Class	488,083	5,152,154
MainStay VP Wellington U.S. Equity Portfolio Initial Class	297,787	8,038,383
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	615,795	15,840,345
MainStay WMC Enduring Capital Fund Class R6	242,999	7,122,424
MainStay WMC International Research Equity Fund Class I	853,133	5,311,777
MainStay WMC Value Fund Class R6	400,618	11,508,912
Total Equity Funds (Cost $202,919,446)		192,969,716
	Shares	Value

Fixed Income Funds 56.0%
IQ MacKay ESG Core Plus Bond ETF (a)	1,428,371	$ 31,138,488
MainStay MacKay Short Duration High Yield Fund Class I	3,506,746	31,647,684
MainStay VP Bond Portfolio Initial Class (a)	2,313,981	29,512,288
MainStay VP Floating Rate Portfolio Initial Class (a)	5,179,706	42,730,499
MainStay VP Indexed Bond Portfolio Initial Class (a)	14,731,142	136,151,109
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (a)	3,385,495	29,902,382
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	623,241	5,639,275
Total Fixed Income Funds (Cost $341,796,836)		306,721,725
Total Affiliated Investment Companies (Cost $544,716,282)		499,691,441
Short-Term Investment 8.6%
Affiliated Investment Company 8.6%
MainStay U.S. Government Liquidity Fund, 0.898% (b)	47,100,226	47,100,226
Total Short-Term Investment (Cost $47,100,226)	8.6%	47,100,226
Total Investments (Cost $591,816,508)	99.8%	546,791,667
Other Assets, Less Liabilities	0.2	1,110,664
Net Assets	100.0%	$ 547,902,331

†	Percentages indicated are based on Portfolio net assets.
(a)	As of June 30, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Conservative Allocation Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 13,789	$ 355	$ (1,251)	$ 134	$ (2,316)	$ 10,711	$ 202	$ —	513
IQ 500 International ETF	11,476	382	(1,556)	175	(1,871)	8,606	211	—	317
IQ Candriam ESG International Equity ETF	11,604	600	(1,037)	253	(2,633)	8,787	193	—	373
IQ Candriam ESG U.S. Equity ETF	20,570	972	(2,168)	563	(5,022)	14,915	106	—	462
IQ Chaikin U.S. Large Cap ETF	14,606	143	(1,155)	351	(2,887)	11,058	77	—	374
IQ Chaikin U.S. Small Cap ETF	4,613	383	(524)	174	(971)	3,675	20	—	122
IQ MacKay ESG Core Plus Bond ETF	—	32,704	—	—	(1,565)	31,139	118	—	1,428
MainStay Epoch Capital Growth Fund Class I	2,554	109	(138)	(20)	(592)	1,913	—	—	186
MainStay Epoch International Choice Fund Class I	7,040	432	(622)	20	(1,503)	5,367	—	—	168
MainStay MacKay Short Duration High Yield Fund Class I	41,539	7,118	(13,733)	(698)	(2,577)	31,649	861	—	3,507
MainStay U.S. Government Liquidity Fund	56,348	55,063	(64,311)	—	—	47,100	59	—	47,100
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	14,445	—	(1,376)	238	(1,693)	11,614	—	—	941
MainStay VP Bond Portfolio Initial Class	37,645	1,580	(5,631)	(129)	(3,953)	29,512	—	—	2,314
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	10,230	534	(352)	39	(2,212)	8,239	—	—	941
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	15,406	84	(2,108)	400	(1,539)	12,243	—	—	736
MainStay VP Floating Rate Portfolio Initial Class	51,854	1,071	(6,950)	(292)	(2,953)	42,730	831	—	5,180
MainStay VP Indexed Bond Portfolio Initial Class	212,609	—	(57,193)	(1,055)	(18,209)	136,152	—	—	14,731
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	27,741	7,092	(1,661)	(86)	(3,184)	29,902	—	—	3,385
MainStay VP MacKay International Equity Portfolio Initial Class	6,870	873	(360)	(10)	(1,919)	5,454	—	—	418
MainStay VP PIMCO Real Return Portfolio Initial Class	6,957	41	(788)	111	(682)	5,639	—	—	623
MainStay VP S&P 500 Index Portfolio Initial Class (b)	10,620	233	(760)	183	(2,209)	8,067	—	—	112
MainStay VP Small Cap Growth Portfolio Initial Class	8,925	657	(470)	42	(2,519)	6,635	—	—	524
MainStay VP Wellington Growth Portfolio Initial Class	19,594	3,367	(957)	108	(6,975)	15,137	—	—	561
MainStay VP Wellington Mid Cap Portfolio Initial Class	9,900	259	(205)	11	(2,390)	7,575	—	—	611
MainStay VP Wellington Small Cap Portfolio Initial Class	7,130	238	(625)	74	(1,665)	5,152	—	—	488
MainStay VP Wellington U.S. Equity Portfolio Initial Class	10,397	587	(738)	(19)	(2,189)	8,038	—	—	298
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	20,477	3,565	(1,222)	208	(7,188)	15,840	—	—	616
MainStay WMC Enduring Capital Fund Class R6	8,738	490	(621)	(198)	(1,287)	7,122	—	—	243
MainStay WMC International Research Equity Fund Class I	6,860	417	(537)	(113)	(1,315)	5,312	—	—	853
MainStay WMC Value Fund Class R6	14,820	—	(2,038)	(579)	(694)	11,509	—	—	401
	$ 685,357	$119,349	$(171,087)	$ (115)	$ (86,712)	$ 546,792	$2,678	$ —

(a)	Prior to May 1, 2022, known as MainStay VP T. Rowe Price Equity Income Portfolio Initial Class.
(b)	Prior to May 1, 2022, known as MainStay VP MacKay S&P 500 Index Portfolio Initial Class.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	8,459	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/2/22	Daily	5,661	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF plus 0.40%	12/2/22	Daily	5,681	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	2,568	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(13,541)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	8,770	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	2,936	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.09%	12/2/22	Daily	(12,038)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	30,211	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	3,273	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	8,350	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	3,393	—
						$ —

1.	As of June 30, 2022, cash in the amount $5,782,015 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2022.

Abbreviation(s):
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 192,969,716	$ —	$ —	$ 192,969,716
Fixed Income Funds	306,721,725	—	—	306,721,725
Total Affiliated Investment Companies	499,691,441	—	—	499,691,441
Short-Term Investment
Affiliated Investment Company	47,100,226	—	—	47,100,226
Total Investments in Securities	$ 546,791,667	$ —	$ —	$ 546,791,667

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Conservative Allocation Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $591,816,508)	$546,791,667
Cash	2,103,313
Cash collateral on deposit at broker for swap contracts	5,782,015
Receivables:
Dividends	174,761
Portfolio shares sold	89,187
Other assets	5,863
Total assets	554,946,806
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	6,342,443
Portfolio shares redeemed	344,945
Investment securities purchased	146,619
NYLIFE Distributors (See Note 3)	113,046
Shareholder communication	53,057
Professional fees	23,019
Custodian	10,190
Trustees	1,103
Accrued expenses	10,053
Total liabilities	7,044,475
Net assets	$547,902,331
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 49,541
Additional paid-in-capital	545,272,152
545,321,693
Total distributable earnings (loss)	2,580,638
Net assets	$547,902,331
Initial Class
Net assets applicable to outstanding shares	$ 13,700,556
Shares of beneficial interest outstanding	1,223,585
Net asset value per share outstanding	$ 11.20
Service Class
Net assets applicable to outstanding shares	$534,201,775
Shares of beneficial interest outstanding	48,316,985
Net asset value per share outstanding	$ 11.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 2,677,872
Expenses
Distribution/Service—Service Class (See Note 3)	749,307
Professional fees	31,214
Shareholder communication	30,013
Custodian	13,052
Trustees	6,851
Miscellaneous	11,964
Total expenses	842,401
Net investment income (loss)	1,835,471
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(115,236)
Swap transactions	(3,778,795)
Net realized gain (loss)	(3,894,031)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(86,712,175)
Net realized and unrealized gain (loss)	(90,606,206)
Net increase (decrease) in net assets resulting from operations	$(88,770,735)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Conservative Allocation Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,835,471	$ 12,840,420
Net realized gain (loss)	(3,894,031)	62,070,773
Net change in unrealized appreciation (depreciation)	(86,712,175)	(28,483,081)
Net increase (decrease) in net assets resulting from operations	(88,770,735)	46,428,112
Distributions to shareholders:
Initial Class	—	(531,222)
Service Class	—	(19,279,410)
Total distributions to shareholders	—	(19,810,632)
Capital share transactions:
Net proceeds from sales of shares	19,157,756	58,685,105
Net asset value of shares issued to shareholders in reinvestment of distributions	—	19,810,632
Cost of shares redeemed	(70,532,302)	(120,116,541)
Increase (decrease) in net assets derived from capital share transactions	(51,374,546)	(41,620,804)
Net increase (decrease) in net assets	(140,145,281)	(15,003,324)
Net Assets
Beginning of period	688,047,612	703,050,936
End of period	$ 547,902,331	$ 688,047,612
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 12.91	$ 12.44	$ 11.70	$ 10.77	$ 11.80	$ 10.87
Net investment income (loss) (a)	0.05	0.27	0.21	0.20	0.23	0.22
Net realized and unrealized gain (loss)	(1.76)	0.61	0.97	1.38	(0.98)	0.95
Total from investment operations	(1.71)	0.88	1.18	1.58	(0.75)	1.17
Less distributions:
From net investment income	—	(0.25)	(0.25)	(0.34)	(0.28)	(0.24)
From net realized gain on investments	—	(0.16)	(0.19)	(0.31)	—	—
Total distributions	—	(0.41)	(0.44)	(0.65)	(0.28)	(0.24)
Net asset value at end of period	$ 11.20	$ 12.91	$ 12.44	$ 11.70	$ 10.77	$ 11.80
Total investment return (b)	(13.25)%(c)	7.13%	10.28%	14.83%	(6.47)%	10.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%††	2.12%	1.76%	1.75%	2.02%	1.89%
Net expenses (d)	0.03%††	0.03%	0.04%	0.03%	0.03%	0.02%
Portfolio turnover rate	11%	25%	29%	42%	58%	44%
Net assets at end of period (in 000's)	$ 13,701	$ 17,168	$ 16,707	$ 16,327	$ 14,616	$ 16,481

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 12.77	$ 12.30	$ 11.57	$ 10.66	$ 11.67	$ 10.75
Net investment income (loss) (a)	0.04	0.23	0.17	0.17	0.20	0.19
Net realized and unrealized gain (loss)	(1.75)	0.61	0.97	1.35	(0.96)	0.94
Total from investment operations	(1.71)	0.84	1.14	1.52	(0.76)	1.13
Less distributions:
From net investment income	—	(0.21)	(0.22)	(0.30)	(0.25)	(0.21)
From net realized gain on investments	—	(0.16)	(0.19)	(0.31)	—	—
Total distributions	—	(0.37)	(0.41)	(0.61)	(0.25)	(0.21)
Net asset value at end of period	$ 11.06	$ 12.77	$ 12.30	$ 11.57	$ 10.66	$ 11.67
Total investment return (b)	(13.39)%(c)	6.86%	10.01%	14.55%	(6.68)%	10.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%††	1.83%	1.50%	1.47%	1.70%	1.66%
Net expenses (d)	0.28%††	0.28%	0.29%	0.28%	0.28%	0.27%
Portfolio turnover rate	11%	25%	29%	42%	58%	44%
Net assets at end of period (in 000's)	$ 534,202	$ 670,879	$ 686,344	$ 716,077	$ 714,720	$ 865,873

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	-15.65%	-12.66%	4.09%	6.13%	0.51%
Service Class Shares	2/13/2006	-15.75	-12.88	3.83	5.86	0.76

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
19

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-19.96%	-10.62%	11.31%	12.96%
MSCI EAFE® Index (Net)[3]	-19.57	-17.77	2.20	5.40
Bloomberg U.S. Aggregate Bond Index[4]	-10.35	-10.29	0.88	1.54
Moderate Allocation Composite Index[5]	-16.05	-11.36	6.01	7.39
Morningstar Allocation - 50% to 70% Equity Category Average[6]	-14.76	-11.35	5.23	6.49

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
5.	The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.
6.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
20	MainStay VP Moderate Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$843.50	$0.14	$1,024.65	$0.15	0.03%
Service Class Shares	$1,000.00	$842.50	$1.28	$1,023.41	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
21

Asset Diversification as of June 30, 2022 (Unaudited)
Equity Funds	55.3%
Fixed Income Funds	35.3
Short-Term Investment	9.1
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 26 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

22	MainStay VP Moderate Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Moderate Allocation Portfolio returned −15.65% for Initial Class shares and −15.75% for Service Class shares. Over the same period, both share classes outperformed the −19.96% return of the S&P 500® Index, the Portfolio’s primary benchmark, and the −19.57% return of the MSCI EAFE® Index (Net), a secondary benchmark of the Portfolio. For the six months ended June 30, 2022, both share classes underperformed the −10.35% return of the Bloomberg U.S. Aggregate Bond Index and outperformed the −16.05% return of the Moderate Allocation Composite Index, additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the −14.76% return of the Morningstar Allocation—50% to 70% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. The most influential factor affecting relative performance for the Portfolio versus the performance of this weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
During the reporting period, the Portfolio outperformed the above-mentioned internally maintained blend of indices largely due to active positioning at the asset class level in several areas, including a focus on value over growth within stocks, specific exposure to energy stocks and short duration3  within fixed income.
A variety of factors, all interconnected, added to the success of those positions. Among the more dominant factors were:
•    Inflation: Stubbornly high readings elicited aggressively tighter policy assumptions from central banks, led by the U.S. Federal Reserve (the “Fed”), significantly detracting from long-duration fixed-income and equity price multiples.
•    COVID-19: Although now endemic, at least in most Western countries, and garnering relatively little attention, ripples from the contagion continued to be felt throughout the global economy. The effect proved most evident in China, where lockdowns contributed to persistent supply chain disruptions and, hence, inflation.
•    War in Ukraine: Due to both the conflict itself, which massively curtailed production within Ukraine, and the Western sanctions that were imposed on Russia in retaliation for its invasion, global supplies of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
•    Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. The scarcity of workers, seen as likely to lead to constrained production, wage growth, or both over time, added a little more fuel to the inflation fire.
Active returns at the Underlying Fund level netted out close to zero, and thus made little contribution to the Portfolio’s performance in aggregate.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views. Therefore, the swaps can be seen as enhancing the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: On average, the Portfolio held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic demand supporting corporate earnings. While the theory proved incorrect and the bias favoring stocks was unproductive, the negative impact of the Portfolio’s overweight equity exposure was fully offset through tactical adjustments. As a result, management of the Portfolio’s stock/bond mix produced a very small but positive contribution to performance. (Contributions take weightings and total returns into account.)
Fixed income: Believing inflationary pressures to be at least somewhat structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Portfolio’s fixed-income holdings to favor shorter-maturity and lower-quality

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 20 for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
23

instruments that would be less sensitive to rising bond yields. This approach bolstered returns.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Portfolio’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on our view of attractive valuations and the post-COVID-19 cyclical recovery we saw coming. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Portfolio’s position and resetting geographic exposures to neutral, but not before performance was negatively affected to a slight degree.
Equity size: Small-company stocks were more heavily owned in the Portfolio than in the Index. The thesis behind this positioning was based on our view of the asset class’s relatively attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, the small-cap stocks held in the Portfolio outperformed the broader market only slightly, making just a small positive contribution to relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Portfolio emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and health care. This emphasis on value over growth provided the single largest positive contribution to performance during the reporting period.
Energy: The Portfolio maintained exposure to upstream energy producers as a commodity play to help provide an inflation hedge. While a small position, it made a disproportionately large positive contribution to return.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as discussed above, stands as a good example. Similarly, exposure to defensive sectors and energy producers was achieved by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF and SPDR® S&P® Oil & Gas Exploration & Production ETF. We also added duration to the Portfolio’s bond holdings after yields had already risen considerably, by entering into a swap in which the Portfolio received the return on iShares 20+ Year Treasury Bond ETF.
The largest adjustment made to actual Portfolio holdings involved a partial shift out of MainStay VP Indexed Bond Portfolio and into IQ MacKay ESG Core Plus Bond ETF. We believed the latter offered active management across a range of fixed-income security types beyond traditional investment-grade bonds, offering a degree of diversification.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
During the reporting period, the only two Underlying Equity Funds to post positive returns were VanEck Oil Services ETF and SPDR® S&P® Oil & Gas Exploration & Production ETF. The Underlying Equity Fund posting the smallest loss was Invesco S&P 500® Low Volatility ETF. The Underlying Equity Funds with the lowest returns were iShares Semiconductor ETF, MainStay VP Wellington Growth Portfolio and MainStay VP Winslow Large Cap Growth Portfolio.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Allowing for the size of the allocation, the variation of that allocation across the reporting period, and performance during that window of time, the only position to make a positive contribution to performance during the reporting period was SPDR® S&P® Oil & Gas Exploration & Production ETF. The smallest detractors were swaps on the S&P 500® Health Care Sector Index and Invesco S&P 500® Low Volatility ETF. At the other end of the spectrum, the Underlying Equity Funds with the lowest returns were MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam ESG US Equity ETF.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Sustained inflation readings at elevated levels and the corresponding rise in Fed funds rate expectations were the primary drivers of bond returns during the reporting period. A widening in credit spreads4 as economic growth slowed and fears of a potential recession mounted also played an important role.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Broadly speaking, the shorter duration the market segment, the less negative the return during the reporting period. Likewise, higher quality fared better than higher yield.
4.	The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
24	MainStay VP Moderate Allocation Portfolio

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
Cash, generating a near-zero return, was the only holding that did not contribute negatively to return. Due to small position sizes, swap exposure to iShares 20+ Year Treasury Bond ETF and a holding in MainStay VP PIMCO Real Return Portfolio were among the least detrimental to performance. The most significant detractors included MainStay VP MacKay High Yield Corporate Bond Portfolio, MainStay VP Floating Rate Portfolio and MainStay MacKay Short Duration High Yield Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
25

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Affiliated Investment Companies 90.6%
Equity Funds 55.3%
IQ 50 Percent Hedged FTSE International ETF (a)	804,743	$ 16,803,034
IQ 500 International ETF (a)	735,579	19,984,652
IQ Candriam ESG International Equity ETF (a)	865,154	20,406,387
IQ Candriam ESG U.S. Equity ETF (a)	1,193,444	38,549,077
IQ Chaikin U.S. Large Cap ETF (a)	996,579	29,458,875
IQ Chaikin U.S. Small Cap ETF	275,593	8,281,955
MainStay Epoch Capital Growth Fund Class I (a)	292,847	3,012,228
MainStay Epoch International Choice Fund Class I (a)	475,303	15,167,819
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	2,729,539	33,690,425
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	2,459,407	21,537,765
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	1,909,938	31,756,919
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,177,140	15,365,917
MainStay VP S&P 500 Index Portfolio Initial Class	179,408	12,885,110
MainStay VP Small Cap Growth Portfolio Initial Class	1,201,658	15,208,908
MainStay VP Wellington Growth Portfolio Initial Class (a)	1,398,526	37,754,875
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	1,439,586	17,854,615
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	1,129,594	11,923,879
MainStay VP Wellington U.S. Equity Portfolio Initial Class	788,282	21,278,643
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	1,520,779	39,119,602
MainStay WMC Enduring Capital Fund Class R6 (a)	595,048	17,441,151
MainStay WMC International Research Equity Fund Class I (a)	2,411,096	15,011,965
MainStay WMC Value Fund Class R6 (a)	1,035,146	29,737,575
Total Equity Funds (Cost $502,442,200)		472,231,376
	Shares	Value

Fixed Income Funds 35.3%
IQ MacKay ESG Core Plus Bond ETF (a)	1,289,684	$ 28,115,111
MainStay MacKay Short Duration High Yield Fund Class I	3,535,426	31,906,515
MainStay VP Bond Portfolio Initial Class (a)	2,027,868	25,863,225
MainStay VP Floating Rate Portfolio Initial Class (a)	5,415,331	44,674,312
MainStay VP Indexed Bond Portfolio Initial Class (a)	12,915,487	119,370,099
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (a)	4,816,977	42,545,949
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	977,433	8,844,106
Total Fixed Income Funds (Cost $341,699,332)		301,319,317
Total Affiliated Investment Companies (Cost $844,141,532)		773,550,693
Short-Term Investment 9.1%
Affiliated Investment Company 9.1%
MainStay U.S. Government Liquidity Fund, 0.898% (a)(b)	78,259,667	78,259,667
Total Short-Term Investment (Cost $78,259,667)	9.1%	78,259,667
Total Investments (Cost $922,401,199)	99.7%	851,810,360
Other Assets, Less Liabilities	0.3	2,174,241
Net Assets	100.0%	$ 853,984,601

†	Percentages indicated are based on Portfolio net assets.
(a)	As of June 30, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Moderate Allocation Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 21,614	$ 203	$ (1,558)	$ 124	$ (3,580)	$ 16,803	$ 316	$ —	805
IQ 500 International ETF	28,063	152	(4,225)	486	(4,491)	19,985	489	—	736
IQ Candriam ESG International Equity ETF	27,143	405	(1,525)	405	(6,022)	20,406	448	—	865
IQ Candriam ESG U.S. Equity ETF	55,928	484	(6,035)	1,708	(13,536)	38,549	275	—	1,193
IQ Chaikin U.S. Large Cap ETF	36,677	134	(667)	186	(6,871)	29,459	202	—	997
IQ Chaikin U.S. Small Cap ETF	12,681	2,636	(5,162)	1,164	(3,037)	8,282	44	—	276
IQ MacKay ESG Core Plus Bond ETF	—	29,701	—	—	(1,586)	28,115	128	—	1,290
MainStay Epoch Capital Growth Fund Class I	4,555	21	(508)	(69)	(987)	3,012	—	—	293
MainStay Epoch International Choice Fund Class I	20,087	381	(1,002)	11	(4,309)	15,168	—	—	475
MainStay MacKay Short Duration High Yield Fund Class I	37,772	11,155	(13,719)	(704)	(2,597)	31,907	866	—	3,535
MainStay U.S. Government Liquidity Fund	86,595	90,334	(98,669)	—	—	78,260	96	—	78,260
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	29,670	8,577	(563)	49	(4,043)	33,690	—	—	2,730
MainStay VP Bond Portfolio Initial Class	34,562	2,384	(7,452)	(390)	(3,241)	25,863	—	—	2,028
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	25,243	2,195	(403)	38	(5,535)	21,538	—	—	2,459
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	35,110	2,262	(2,626)	274	(3,263)	31,757	—	—	1,910
MainStay VP Floating Rate Portfolio Initial Class	53,882	1,425	(7,236)	(162)	(3,235)	44,674	865	—	5,415
MainStay VP Indexed Bond Portfolio Initial Class	195,192	229	(59,223)	(5,206)	(11,622)	119,370	—	—	12,915
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	43,239	6,871	(2,644)	(135)	(4,785)	42,546	—	—	4,817
MainStay VP MacKay International Equity Portfolio Initial Class	18,252	2,867	(588)	89	(5,254)	15,366	—	—	1,177
MainStay VP PIMCO Real Return Portfolio Initial Class	10,844	179	(1,295)	189	(1,073)	8,844	—	—	977
MainStay VP S&P 500 Index Portfolio Initial Class (b)	24,164	—	(7,576)	2,255	(5,958)	12,885	—	—	179
MainStay VP Small Cap Growth Portfolio Initial Class	25,875	1,391	(5,638)	802	(7,221)	15,209	—	—	1,202
MainStay VP Wellington Growth Portfolio Initial Class	32,678	21,478	(1,398)	41	(15,044)	37,755	—	—	1,399
MainStay VP Wellington Mid Cap Portfolio Initial Class	27,421	314	(3,841)	212	(6,251)	17,855	—	—	1,440
MainStay VP Wellington Small Cap Portfolio Initial Class	19,779	1,205	(5,194)	(80)	(3,786)	11,924	—	—	1,130
MainStay VP Wellington U.S. Equity Portfolio Initial Class	15,868	12,429	(2,094)	(191)	(4,734)	21,278	—	—	788
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	58,676	4,906	(5,824)	1,421	(20,059)	39,120	—	—	1,521
MainStay WMC Enduring Capital Fund Class R6	29,710	—	(7,963)	(2,408)	(1,898)	17,441	—	—	595
MainStay WMC International Research Equity Fund Class I	19,107	762	(815)	(248)	(3,794)	15,012	—	—	2,411
MainStay WMC Value Fund Class R6	39,755	—	(6,619)	(1,504)	(1,895)	29,737	—	—	1,035
	$1,070,142	$205,080	$(262,062)	$(1,643)	$(159,707)	$ 851,810	$3,729	$ —

(a)	Prior to May 1, 2022, known as MainStay VP T. Rowe Price Equity Income Portfolio Initial Class.
(b)	Prior to May 1, 2022, known as MainStay VP MacKay S&P 500 Index Portfolio Initial Class.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	13,176	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/2/22	Daily	8,914	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF plus 0.40%	12/2/22	Daily	8,886	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	4,001	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(21,234)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	15,625	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	4,633	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.07%	12/2/22	Daily	(22,166)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	45,514	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	5,131	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	12,962	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	5,321	—
						$ —

1.	As of June 30, 2022, cash in the amount $10,768,293 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2022.

Abbreviation(s):
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 472,231,376	$ —	$ —	$ 472,231,376
Fixed Income Funds	301,319,317	—	—	301,319,317
Total Affiliated Investment Companies	773,550,693	—	—	773,550,693
Short-Term Investment
Affiliated Investment Company	78,259,667	—	—	78,259,667
Total Investments in Securities	$ 851,810,360	$ —	$ —	$ 851,810,360

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Moderate Allocation Portfolio

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $922,401,199)	$851,810,360
Cash	1,395,321
Cash collateral on deposit at broker for swap contracts	10,768,293
Receivables:
Portfolio shares sold	656,391
Dividends	199,662
Other assets	9,044
Total assets	864,839,071
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	9,926,075
Portfolio shares redeemed	468,623
NYLIFE Distributors (See Note 3)	171,729
Investment securities purchased	153,021
Shareholder communication	80,782
Professional fees	28,389
Custodian	10,739
Trustees	1,646
Accrued expenses	13,466
Total liabilities	10,854,470
Net assets	$853,984,601
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 79,651
Additional paid-in-capital	842,458,371
842,538,022
Total distributable earnings (loss)	11,446,579
Net assets	$853,984,601
Initial Class
Net assets applicable to outstanding shares	$ 44,947,156
Shares of beneficial interest outstanding	4,148,906
Net asset value per share outstanding	$ 10.83
Service Class
Net assets applicable to outstanding shares	$809,037,445
Shares of beneficial interest outstanding	75,501,617
Net asset value per share outstanding	$ 10.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 3,729,143
Expenses
Distribution/Service—Service Class (See Note 3)	1,137,052
Shareholder communication	46,030
Professional fees	39,867
Custodian	13,686
Trustees	10,667
Miscellaneous	17,621
Total expenses	1,264,923
Net investment income (loss)	2,464,220
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(1,643,248)
Swap transactions	(5,746,591)
Net realized gain (loss)	(7,389,839)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(159,706,932)
Net realized and unrealized gain (loss)	(167,096,771)
Net increase (decrease) in net assets resulting from operations	$(164,632,551)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Moderate Allocation Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,464,220	$ 16,534,971
Net realized gain (loss)	(7,389,839)	118,204,773
Net change in unrealized appreciation (depreciation)	(159,706,932)	(20,277,086)
Net increase (decrease) in net assets resulting from operations	(164,632,551)	114,462,658
Distributions to shareholders:
Initial Class	—	(1,998,108)
Service Class	—	(36,451,506)
Total distributions to shareholders	—	(38,449,614)
Capital share transactions:
Net proceeds from sales of shares	24,503,224	49,533,268
Net asset value of shares issued to shareholders in reinvestment of distributions	—	38,449,614
Cost of shares redeemed	(80,332,417)	(175,474,825)
Increase (decrease) in net assets derived from capital share transactions	(55,829,193)	(87,491,943)
Net increase (decrease) in net assets	(220,461,744)	(11,478,899)
Net Assets
Beginning of period	1,074,446,345	1,085,925,244
End of period	$ 853,984,601	$1,074,446,345
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 12.84	$ 11.99	$ 11.32	$ 10.33	$ 11.89	$ 10.57
Net investment income (loss) (a)	0.04	0.23	0.20	0.23	0.23	0.20
Net realized and unrealized gain (loss)	(2.05)	1.11	1.07	1.60	(1.16)	1.36
Total from investment operations	(2.01)	1.34	1.27	1.83	(0.93)	1.56
Less distributions:
From net investment income	—	(0.15)	(0.29)	(0.36)	(0.27)	(0.19)
From net realized gain on investments	—	(0.34)	(0.31)	(0.48)	(0.36)	(0.05)
Total distributions	—	(0.49)	(0.60)	(0.84)	(0.63)	(0.24)
Net asset value at end of period	$ 10.83	$ 12.84	$ 11.99	$ 11.32	$ 10.33	$ 11.89
Total investment return (b)	(15.65)%	11.37%	11.57%	18.29%	(8.40)%	14.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%††	1.81%	1.83%	2.04%	1.99%	1.79%
Net expenses (c)	0.03%††	0.02%	0.03%	0.03%	0.02%	0.02%
Portfolio turnover rate	13%	27%	31%	40%	52%	33%
Net assets at end of period (in 000's)	$ 44,947	$ 53,604	$ 48,025	$ 45,283	$ 43,161	$ 49,419

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 12.72	$ 11.88	$ 11.22	$ 10.23	$ 11.79	$ 10.48
Net investment income (loss) (a)	0.03	0.19	0.17	0.20	0.20	0.17
Net realized and unrealized gain (loss)	(2.03)	1.11	1.06	1.60	(1.16)	1.36
Total from investment operations	(2.00)	1.30	1.23	1.80	(0.96)	1.53
Less distributions:
From net investment income	—	(0.12)	(0.26)	(0.33)	(0.24)	(0.17)
From net realized gain on investments	—	(0.34)	(0.31)	(0.48)	(0.36)	(0.05)
Total distributions	—	(0.46)	(0.57)	(0.81)	(0.60)	(0.22)
Net asset value at end of period	$ 10.72	$ 12.72	$ 11.88	$ 11.22	$ 10.23	$ 11.79
Total investment return (b)	(15.72)%(c)	11.10%	11.29%	18.00%	(8.63)%	14.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%††	1.51%	1.52%	1.76%	1.73%	1.53%
Net expenses (d)	0.28%††	0.27%	0.28%	0.27%	0.27%	0.27%
Portfolio turnover rate	13%	27%	31%	40%	52%	33%
Net assets at end of period (in 000's)	$ 809,037	$ 1,020,842	$ 1,037,900	$ 1,102,149	$ 1,103,235	$ 1,288,895

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Moderate Allocation Portfolio

MainStay VP Growth Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	-17.57%	-13.80%	5.12%	7.55%	0.58%
Service Class Shares	2/13/2006	-17.67	-14.02	4.86	7.28	0.83

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
33

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-19.96%	-10.62%	11.31%	12.96%
MSCI EAFE® Index (Net)[3]	-19.57	-17.77	2.20	5.40
Bloomberg U.S. Aggregate Bond Index[4]	-10.35	-10.29	0.88	1.54
Growth Allocation Composite Index[5]	-17.95	-11.85	7.56	9.26
Morningstar Allocation - 70% to 85% Equity Category Average[6]	-17.10	-13.37	5.20	7.12

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
5.	The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
34	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$824.30	$0.09	$1,024.70	$0.10	0.02%
Service Class Shares	$1,000.00	$823.30	$1.22	$1,023.46	$1.35	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
35

Asset Diversification as of June 30, 2022 (Unaudited)
Equity Funds	76.4%
Fixed Income Funds	14.2
Short-Term Investment	9.1
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 40 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

36	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments1, the Portfolio’s Manager.
How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Growth Allocation Portfolio returned −17.57% for Initial Class shares and −17.67% for Service Class shares. Over the same period, both share classes outperformed the −19.96% return of the S&P 500® Index, the Portfolio’s primary benchmark, and the −19.57% return of the MSCI EAFE® Index (Net), a secondary benchmark of the Portfolio. For the six months ended June 30, 2022, both share classes underperformed the −10.35% return of the Bloomberg U.S. Aggregate Bond Index and outperformed the −17.95% return of the Growth Allocation Composite Index, additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the −17.10% return of the Morningstar Allocation—70% to 85% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. The most influential factor affecting relative performance for the Portfolio versus the performance of this weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
During the reporting period, the Portfolio outperformed the above-mentioned internally maintained blend of indices largely due to active positioning at the asset class level in several areas, including a focus on value over growth within stocks, specific exposure to energy stocks and short duration within fixed income.
A variety of factors, all interconnected, added to the success of those positions. Among the more dominant factors were:
•    Inflation: Stubbornly high readings elicited aggressively tighter policy assumptions from central banks, led by the U.S. Federal Reserve (the “Fed”), significantly detracting from long-duration fixed-income and equity price multiples.
•    COVID-19: Although now endemic, at least in most Western countries, and garnering relatively little attention, ripples from the contagion continued to be felt throughout the global economy. The effect proved most evident in China, where lockdowns contributed to persistent supply chain disruptions and, hence, inflation.
•    War in Ukraine: Due to both the conflict itself, which massively curtailed production within Ukraine, and the Western sanctions that were imposed on Russia in retaliation for its invasion, global supplies of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
•    Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. The scarcity of workers, seen as likely to lead to constrained production, wage growth, or both over time, added a little more fuel to the inflation fire.
Active returns at the Underlying Fund level netted out close to zero, and thus made little contribution to the Portfolio’s performance in aggregate.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views. Therefore, the swaps can be seen as enhancing the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: On average, the Portfolio held slightly overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing (adding on drawdowns and trimming on rallies). We expected that fixed income would struggle as the era of ultra-accommodative monetary policy came to an end, whereas equities would generally retain their value slightly better, with robust domestic demand supporting corporate earnings. While the theory proved incorrect and the bias favoring stocks was unproductive, the negative impact of the Portfolio’s overweight

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 34 for more information on benchmark and peer group returns.
37

equity exposure was fully offset through tactical adjustments. As a result, management of the Portfolio’s stock/bond mix produced a very small but positive contribution to performance. (Contributions take weightings and total returns into account.)
Fixed income: Believing inflationary pressures to be at least somewhat structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Portfolio’s fixed-income holdings to favor shorter-maturity and lower-quality instruments that would be less sensitive to rising bond yields. This approach bolstered returns.
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Portfolio’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on our view of attractive valuations and the post-COVID-19 cyclical recovery we saw coming. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Portfolio’s position and resetting geographic exposures to neutral, but not before performance was negatively affected to a slight degree.
Equity size: Small-company stocks were more heavily owned in the Portfolio than in the Index. The thesis behind this positioning was based on our view of the asset class’s relatively attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, the small-cap stocks held in the Portfolio outperformed the broader market only slightly, making just a small positive contribution to relative performance.
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Portfolio emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and health care. This emphasis on value over growth provided the single largest positive contribution to performance during the reporting period.
Energy: The Portfolio maintained exposure to upstream energy producers as a commodity play to help provide an inflation hedge. While a small position, it made a disproportionately large positive contribution to return.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as noted above, is a good example. Similarly, exposure to defensive sectors and energy producers was realized by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF and SPDR® S&P® Oil & Gas Exploration & Production ETF. We also added duration to the Portfolio’s bond holdings after yields had already risen considerably by entering into a swap in which the Portfolio received the return on iShares 20+ Year Treasury Bond ETF.
Other changes made were intended to keep the mix of Underlying Fund holdings in alignment with the target mix of asset classes (As positions change within the Underlying Funds themselves, the blend of funds estimated to best track asset class targets also changes.). Underlying Funds to which the Portfolio increased its allocations included MainStay VP Wellington U.S. Equity Portfolio, MainStay VP Wellington Growth Portfolio and IQ Chaikin U.S. Small Cap ETF. Underlying Funds to which the Portfolio reduced its allocations included MainStay VP S&P 500 Index Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and MainStay VP Indexed Bond Portfolio.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
During the reporting period, the only two Underlying Equity Funds to post positive returns were VanEck Oil Services ETF and SPDR® S&P® Oil & Gas Exploration & Production ETF. The Underlying Equity Fund posting the smallest loss was Invesco S&P 500® Low Volatility ETF. The Underlying Equity Funds with the lowest returns were iShares Semiconductor ETF, MainStay VP Wellington Growth Portfolio and MainStay VP Winslow Large Cap Growth Portfolio.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Allowing for the size of the allocation, the variation of that allocation across the reporting period, and performance during that window of time, the only position to make a positive contribution to performance during the reporting period was SPDR® S&P® Oil & Gas Exploration & Production ETF. The smallest detractors were swaps on the S&P 500® Health Care Sector Index and Invesco S&P 500® Low Volatility ETF. At the other end of the spectrum, the Underlying Equity Funds with the lowest returns were MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam ESG US Equity ETF.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Sustained inflation readings at elevated levels and the corresponding rise in Fed funds rate expectations were the
38	MainStay VP Growth Allocation Portfolio

primary drivers of bond returns during the reporting period. A widening in credit spreads3 as economic growth slowed and fears of a potential recession mounted also played an important role.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Broadly speaking, the shorter duration the market segment, the less negative the return during the reporting period. Likewise, higher quality fared better than higher yield.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
Cash, generating a near-zero return, was the only holding that did not contribute negatively to return. Due to small position sizes, swap exposure to iShares 20+ Year Treasury Bond ETF and a holding in MainStay VP PIMCO Real Return Portfolio were among the least detrimental to performance, along with a very small holding of IQ MacKay ESG Core Plus Bond ETF. The most significant detractors included MainStay VP Indexed Bond Portfolio, MainStay VP MacKay High Yield Corporate Bond Portfolio and MainStay VP Bond Portfolio.
3.	The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
39

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Affiliated Investment Companies 90.6%
Equity Funds 76.4%
IQ 50 Percent Hedged FTSE International ETF (a)	1,368,853	$ 28,581,651
IQ 500 International ETF (a)	1,628,479	44,243,495
IQ Candriam ESG International Equity ETF (a)	1,736,530	40,959,533
IQ Candriam ESG U.S. Equity ETF (a)	2,296,500	74,178,558
IQ Chaikin U.S. Large Cap ETF (a)	2,213,969	65,444,924
IQ Chaikin U.S. Small Cap ETF (a)	1,279,499	38,450,736
MainStay Epoch Capital Growth Fund Class I (a)	524,769	5,397,771
MainStay Epoch International Choice Fund Class I (a)	1,155,860	36,885,703
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	5,135,884	63,391,703
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	5,430,003	47,552,161
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	4,095,742	68,100,720
MainStay VP MacKay International Equity Portfolio Initial Class (a)	2,451,663	32,003,034
MainStay VP S&P 500 Index Portfolio Initial Class	323,791	23,254,695
MainStay VP Small Cap Growth Portfolio Initial Class (a)	3,974,005	50,297,389
MainStay VP Wellington Growth Portfolio Initial Class (a)	2,370,510	63,994,769
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	3,961,106	49,128,010
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	4,082,756	43,097,164
MainStay VP Wellington U.S. Equity Portfolio Initial Class (a)	1,406,671	37,971,246
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	2,966,548	76,309,702
MainStay WMC Enduring Capital Fund Class R6 (a)	1,287,906	37,749,156
MainStay WMC International Research Equity Fund Class I (a)	5,854,119	36,448,914
	Shares	Value

Equity Funds (continued)
MainStay WMC Value Fund Class R6 (a)	2,276,302	$ 65,393,388
Total Equity Funds (Cost $1,089,015,916)		1,028,834,422
Fixed Income Funds 14.2%
IQ MacKay ESG Core Plus Bond ETF	18,848	410,886
MainStay MacKay Short Duration High Yield Fund Class I	5,489,689	49,543,348
MainStay VP Floating Rate Portfolio Initial Class (a)	8,698,700	71,760,794
MainStay VP Indexed Bond Portfolio Initial Class	192,663	1,780,673
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (a)	7,690,210	67,923,780
Total Fixed Income Funds (Cost $211,080,037)		191,419,481
Total Affiliated Investment Companies (Cost $1,300,095,953)		1,220,253,903
Short-Term Investment 9.1%
Affiliated Investment Company 9.1%
MainStay U.S. Government Liquidity Fund, 0.898% (a)(b)	122,932,425	122,932,425
Total Short-Term Investment (Cost $122,932,425)	9.1%	122,932,425
Total Investments (Cost $1,423,028,378)	99.7%	1,343,186,328
Other Assets, Less Liabilities	0.3	4,277,857
Net Assets	100.0%	$ 1,347,464,185

†	Percentages indicated are based on Portfolio net assets.
(a)	As of June 30, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay VP Growth Allocation Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 41,646	$ 131	$ (6,874)	$ 506	$ (6,827)	$ 28,582	$ 546	$ —	1,369
IQ 500 International ETF	66,165	303	(13,152)	1,839	(10,912)	44,243	1,083	—	1,628
IQ Candriam ESG International Equity ETF	42,174	8,738	(323)	106	(9,736)	40,959	879	—	1,737
IQ Candriam ESG U.S. Equity ETF	111,442	—	(13,915)	2,663	(26,012)	74,178	532	—	2,297
IQ Chaikin U.S. Large Cap ETF	86,938	279	(6,290)	1,639	(17,121)	65,445	462	—	2,214
IQ Chaikin U.S. Small Cap ETF	26,437	18,634	(562)	101	(6,159)	38,451	164	—	1,279
IQ MacKay ESG Core Plus Bond ETF	—	433	—	—	(22)	411	2	—	19
MainStay Epoch Capital Growth Fund Class I	7,557	37	(379)	(53)	(1,764)	5,398	—	—	525
MainStay Epoch International Choice Fund Class I	53,037	336	(5,485)	847	(11,849)	36,886	—	—	1,156
MainStay MacKay Short Duration High Yield Fund Class I	62,004	26,952	(34,176)	(1,210)	(4,027)	49,543	1,339	—	5,490
MainStay U.S. Government Liquidity Fund	134,290	161,197	(172,555)	—	—	122,932	152	—	122,932
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	72,140	1,391	(2,075)	395	(8,459)	63,392	—	—	5,136
MainStay VP Bond Portfolio Initial Class	3,956	772	(4,616)	(212)	100	—	—	—	—
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	62,683	172	(2,180)	113	(13,236)	47,552	—	—	5,430
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	86,516	—	(11,784)	1,349	(7,980)	68,101	—	—	4,096
MainStay VP Floating Rate Portfolio Initial Class	88,449	2,071	(13,247)	(301)	(5,211)	71,761	1,403	—	8,699
MainStay VP Indexed Bond Portfolio Initial Class	22,418	—	(20,036)	(2,183)	1,582	1,781	—	—	193
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	70,979	10,780	(5,868)	(311)	(7,656)	67,924	—	—	7,690
MainStay VP MacKay International Equity Portfolio Initial Class	33,156	8,501	—	—	(9,654)	32,003	—	—	2,452
MainStay VP PIMCO Real Return Portfolio Initial Class	17,802	17,648	(35,094)	1,950	(2,306)	—	—	—	—
MainStay VP S&P 500 Index Portfolio Initial Class (b)	70,532	—	(38,307)	9,232	(18,202)	23,255	—	—	324
MainStay VP Small Cap Growth Portfolio Initial Class	76,327	1,733	(7,329)	1,107	(21,541)	50,297	—	—	3,974
MainStay VP Wellington Growth Portfolio Initial Class	54,628	32,560	—	—	(23,193)	63,995	—	—	2,371
MainStay VP Wellington Mid Cap Portfolio Initial Class	63,656	1,022	(86)	(6)	(15,458)	49,128	—	—	3,961
MainStay VP Wellington Small Cap Portfolio Initial Class	56,636	1,208	(1,570)	(176)	(13,001)	43,097	—	—	4,083
MainStay VP Wellington U.S. Equity Portfolio Initial Class	15,711	29,464	(529)	(67)	(6,608)	37,971	—	—	1,407
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	119,146	3,758	(8,814)	1,997	(39,777)	76,310	—	—	2,967
MainStay WMC Enduring Capital Fund Class R6	62,934	647	(16,196)	(5,478)	(4,158)	37,749	—	—	1,288
MainStay WMC International Research Equity Fund Class I	51,468	55	(4,614)	(1,566)	(8,894)	36,449	—	—	5,854
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay WMC Value Fund Class R6	$ 94,895	$ —	$ (21,694)	$ (6,215)	$ (1,593)	$ 65,393	$ —	$ —	2,276
	$1,755,722	$328,822	$(447,750)	$ 6,066	$(299,674)	$1,343,186	$6,562	$ —

(a)	Prior to May 1, 2022, known as MainStay VP T. Rowe Price Equity Income Portfolio Initial Class.
(b)	Prior to May 1, 2022, known as MainStay VP MacKay S&P 500 Index Portfolio Initial Class.
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	21,279	$ —
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.35%	12/2/22	Daily	14,495	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF plus 0.40%	12/2/22	Daily	14,149	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	6,460	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(34,113)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	26,911	—
Citibank NA	S&P 500 Energy Total	1 day FEDF plus 0.40%	12/2/22	Daily	1,756	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	7,541	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.13%	12/2/22	Daily	(56,530)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	75,998	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	8,244	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	20,932	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	8,550	—
						$ —

1.	As of June 30, 2022, cash in the amount $17,069,081 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2022.

Abbreviation(s):
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay VP Growth Allocation Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 1,028,834,422	$ —	$ —	$ 1,028,834,422
Fixed Income Funds	191,419,481	—	—	191,419,481
Total Affiliated Investment Companies	1,220,253,903	—	—	1,220,253,903
Short-Term Investment
Affiliated Investment Company	122,932,425	—	—	122,932,425
Total Investments in Securities	$ 1,343,186,328	$ —	$ —	$ 1,343,186,328

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $1,423,028,378)	$1,343,186,328
Cash	4,095,306
Cash collateral on deposit at broker for swap contracts	17,069,081
Receivables:
Dividends	318,992
Portfolio shares sold	62,884
Other assets	14,736
Total assets	1,364,747,327
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	15,576,956
Portfolio shares redeemed	984,211
NYLIFE Distributors (See Note 3)	270,251
Investment securities purchased	246,142
Shareholder communication	131,836
Professional fees	37,487
Custodian	11,910
Trustees	3,098
Accrued expenses	21,251
Total liabilities	17,283,142
Net assets	$1,347,464,185
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 121,464
Additional paid-in-capital	1,270,560,358
1,270,681,822
Total distributable earnings (loss)	76,782,363
Net assets	$1,347,464,185
Initial Class
Net assets applicable to outstanding shares	$ 86,071,836
Shares of beneficial interest outstanding	7,665,646
Net asset value per share outstanding	$ 11.23
Service Class
Net assets applicable to outstanding shares	$1,261,392,349
Shares of beneficial interest outstanding	113,798,618
Net asset value per share outstanding	$ 11.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay VP Growth Allocation Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 6,561,542
Expenses
Distribution/Service—Service Class (See Note 3)	1,816,625
Shareholder communication	75,072
Professional fees	52,602
Trustees	17,470
Custodian	15,195
Miscellaneous	27,758
Total expenses	2,004,722
Net investment income (loss)	4,556,820
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	6,066,274
Swap transactions	(10,760,067)
Net realized gain (loss)	(4,693,793)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(299,673,807)
Net realized and unrealized gain (loss)	(304,367,600)
Net increase (decrease) in net assets resulting from operations	$(299,810,780)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,556,820	$ 22,620,537
Net realized gain (loss)	(4,693,793)	206,163,637
Net change in unrealized appreciation (depreciation)	(299,673,807)	36,054,571
Net increase (decrease) in net assets resulting from operations	(299,810,780)	264,838,745
Distributions to shareholders:
Initial Class	—	(3,856,100)
Service Class	—	(57,164,920)
Total distributions to shareholders	—	(61,021,020)
Capital share transactions:
Net proceeds from sales of shares	14,330,571	28,269,029
Net asset value of shares issued to shareholders in reinvestment of distributions	—	61,021,020
Cost of shares redeemed	(130,164,821)	(339,935,149)
Increase (decrease) in net assets derived from capital share transactions	(115,834,250)	(250,645,100)
Net increase (decrease) in net assets	(415,645,030)	(46,827,375)
Net Assets
Beginning of period	1,763,109,215	1,809,936,590
End of period	$1,347,464,185	$1,763,109,215
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay VP Growth Allocation Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 13.62	$ 12.19	$ 11.51	$ 10.57	$ 12.61	$ 11.00
Net investment income (loss) (a)	0.05	0.20	0.21	0.26	0.21	0.17
Net realized and unrealized gain (loss)	(2.44)	1.72	1.21	1.91	(1.47)	1.86
Total from investment operations	(2.39)	1.92	1.42	2.17	(1.26)	2.03
Less distributions:
From net investment income	—	(0.33)	(0.34)	(0.39)	(0.24)	(0.18)
From net realized gain on investments	—	(0.16)	(0.40)	(0.84)	(0.54)	(0.24)
Total distributions	—	(0.49)	(0.74)	(1.23)	(0.78)	(0.42)
Net asset value at end of period	$ 11.23	$ 13.62	$ 12.19	$ 11.51	$ 10.57	$ 12.61
Total investment return (b)	(17.55)%(c)	16.01%	12.94%	21.42%	(10.73)%	18.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%††	1.53%	1.87%	2.22%	1.71%	1.43%
Net expenses (d)	0.02%††	0.02%	0.03%	0.02%	0.02%	0.02%
Portfolio turnover rate	12%	24%	32%	41%	44%	31%
Net assets at end of period (in 000's)	$ 86,072	$ 108,059	$ 98,314	$ 91,615	$ 80,133	$ 90,089

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 13.46	$ 12.05	$ 11.38	$ 10.47	$ 12.49	$ 10.90
Net investment income (loss) (a)	0.04	0.16	0.17	0.22	0.17	0.14
Net realized and unrealized gain (loss)	(2.42)	1.71	1.21	1.88	(1.44)	1.84
Total from investment operations	(2.38)	1.87	1.38	2.10	(1.27)	1.98
Less distributions:
From net investment income	—	(0.30)	(0.31)	(0.35)	(0.21)	(0.15)
From net realized gain on investments	—	(0.16)	(0.40)	(0.84)	(0.54)	(0.24)
Total distributions	—	(0.46)	(0.71)	(1.19)	(0.75)	(0.39)
Net asset value at end of period	$ 11.08	$ 13.46	$ 12.05	$ 11.38	$ 10.47	$ 12.49
Total investment return (b)	(17.68)%(c)	15.72%	12.65%	21.12%	(10.95)%	18.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%††	1.24%	1.55%	1.90%	1.42%	1.17%
Net expenses (d)	0.27%††	0.27%	0.28%	0.27%	0.27%	0.27%
Portfolio turnover rate	12%	24%	32%	41%	44%	31%
Net assets at end of period (in 000's)	$ 1,261,392	$ 1,655,050	$ 1,711,623	$ 1,868,634	$ 1,849,974	$ 2,263,952

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

MainStay VP Equity Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	-20.46%	-16.02%	5.94%	8.57%	0.60%
Service Class Shares	2/13/2006	-20.56	-16.23	5.67	8.30	0.85

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-19.96%	-10.62%	11.31%	12.96%
MSCI EAFE® Index (Net)[3]	-19.57	-17.77	2.20	5.40
Equity Allocation Composite Index[4]	-19.85	-12.41	9.02	11.07
Morningstar Allocation - 85%+ Equity Category Average[5]	-20.53	-17.31	5.57	8.20

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Portfolio has selected the Equity Allocation Composite Index as an additional benchmark. The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 80% and 20%, respectively.
5.	The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
48	MainStay VP Equity Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Equity Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$795.40	$0.13	$1,024.65	$0.15	0.03%
Service Class Shares	$1,000.00	$794.40	$1.25	$1,023.41	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
49

Asset Diversification as of June 30, 2022 (Unaudited)
Equity Funds	96.6%
Short-Term Investment	3.1
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 53 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

50	MainStay VP Equity Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments1, the Portfolio’s Manager.
How did MainStay VP Equity Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP Equity Allocation Portfolio returned −20.46% for Initial Class shares and −20.56% for Service Class shares. Over the same period, both share classes underperformed the −19.96% return of the S&P 500® Index, the Portfolio’s primary benchmark, and the −19.57% return of the MSCI EAFE® Index (Net), a secondary benchmark of the Portfolio. For the six months ended June 30, 2022, both share classes underperformed the −19.85% return of the Equity Allocation Composite Index, while Initial Class shares outperformed, and Service Class shares underperformed, the −20.53% return of Morningstar Allocation—85%+ Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. The most influential factor affecting relative performance for the Portfolio versus the performance of this weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
During the reporting period, the Portfolio moderately outperformed the above-mentioned internally maintained blend of indices largely due to active positioning at the asset class level in several areas; the most consequential being a focus on value over growth and specific exposure to energy stocks.
A variety of factors, all interconnected, added to the success of those positions. Among the more dominant factors were:
•    Inflation: Stubbornly high readings elicited aggressively tighter policy assumptions from central banks, led by the U.S. Federal Reserve (the “Fed”), significantly detracting from high equity price multiples found disproportionately among growth stocks.
•    COVID-19: Although now endemic, at least in most Western countries, and garnering relatively little attention, ripples from the contagion continued to be felt throughout the global economy. The effect proved most evident in China, where lockdowns contributed to persistent supply chain disruptions and, hence, inflation.
•    War in Ukraine: Due to both the conflict itself, which massively curtailed production within Ukraine, and the Western sanctions that were imposed on Russia in retaliation for its invasion, global supplies of energy, grains, industrial metals and gases, and other materials became increasingly strained, further exacerbating inflationary pressures.
•    Labor supply: The size of the working-age population declined in 2021 for the first time in over 40 years and is expected to remain effectively stagnant over the next decade or two. The scarcity of workers, seen as likely to lead to constrained production, wage growth, or both over time, added a little more fuel to the inflation fire.
Active returns at the Underlying Fund level netted out close to zero, and thus made little contribution to the Portfolio’s performance in aggregate.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views. Therefore, the swaps can be seen as enhancing the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Geographic exposure: Prior to Russia’s invasion of Ukraine, the Portfolio’s geographic exposure reflected our positive expectations for non-U.S. developed markets generally, and Europe in particular, based on our view of attractive valuations and the post-COVID-19 cyclical recovery we saw coming. War, sanctions, soaring local energy prices and looming recession changed the underlying picture. We responded by unwinding the Portfolio’s position and resetting geographic exposures to neutral, but not before performance was negatively affected to a slight degree.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 48 for more information on benchmark and peer group returns.
51

Equity size: Small-company stocks were more heavily owned in the Portfolio than in the Index. The thesis behind this positioning was based on our view of the asset class’s relatively attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. Despite these presumed advantages, however, the small-cap stocks held in the Portfolio slightly outperformed the broader market only slightly, making just a small positive contribution to relative performance. (Contributions take weightings and total returns into account.)
Equity style: We saw inflation, which undermines the value of more distant cash flows, as threatening to growth equities with high prices relative to current earnings. Accordingly, the Portfolio emphasized value stocks offering more attractive near-term cash flows. We placed a particular focus on the relatively defensive sectors of real estate, utilities, consumer staples and health care. This emphasis on value over growth provided the single largest positive contribution to performance during the reporting period.
Energy: The Portfolio maintained exposure to upstream energy producers as a commodity play to help provide an inflation hedge. While a small position, it made a disproportionately large positive contribution to return.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning is most often implemented through the use of derivatives, specifically total return swaps. The use of swaps to reduce exposure to non-U.S. developed markets during the reporting period, as noted above, is a good example. Similarly, exposure to defensive sectors and energy producers was achieved by swapping into the return stream on specific ETFs, including Invesco S&P Low Volatility ETF and SPDR® S&P® Oil & Gas Exploration & Production ETF.
Other changes made were intended to keep the mix of Underlying Fund holdings in alignment with the target mix of asset classes (As positions change within the Underlying Funds themselves, the blend of funds estimated to best track asset class targets also changes.). Underlying Funds to which the Portfolio increased its allocations included IQ Chaikin U.S. Small Cap ETF, MainStay VP Wellington Small Cap Portfolio and MainStay WMC Enduring Capital Fund. Underlying Funds to which the Portfolio reduced its allocations included MainStay VP S&P 500 Index Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and IQ Candriam ESG US Equity ETF.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
During the reporting period, the only two Underlying Equity Funds to post positive returns were VanEck Oil Services ETF and SPDR® S&P® Oil & Gas Exploration & Production ETF. The Underlying Equity Fund posting the smallest loss was Invesco S&P 500® Low Volatility ETF. The Underlying Equity Funds with the lowest returns were iShares Semiconductor ETF, MainStay VP Wellington Growth Portfolio and MainStay VP Winslow Large Cap Growth Portfolio.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Allowing for the size of the allocation, the variation of that allocation across the reporting period, and performance during that window of time, the only position to make a positive contribution to performance during the reporting period was SPDR® S&P® Oil & Gas Exploration & Production ETF. The smallest detractors were swaps on the S&P 500® Health Care Sector Index and Invesco S&P 500® Low Volatility ETF. At the other end of the spectrum, the Underlying Equity Funds with the lowest returns were MainStay VP Winslow Large Cap Growth Portfolio, MainStay VP Wellington Growth Portfolio and IQ Candriam ESG US Equity ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
52	MainStay VP Equity Allocation Portfolio

Portfolio of Investments June 30, 2022† (Unaudited)
	Shares	Value
Affiliated Investment Companies 96.6%
Equity Funds 96.6%
IQ 50 Percent Hedged FTSE International ETF (a)	846,655	$ 17,678,156
IQ 500 International ETF (a)	1,242,940	33,768,940
IQ Candriam ESG International Equity ETF (a)	1,462,122	34,487,072
IQ Candriam ESG U.S. Equity ETF (a)	1,865,625	60,260,993
IQ Chaikin U.S. Large Cap ETF (a)	1,689,105	49,929,944
IQ Chaikin U.S. Small Cap ETF (a)	1,121,982	33,717,130
MainStay Epoch Capital Growth Fund Class I (a)	309,234	3,180,780
MainStay Epoch International Choice Fund Class I (a)	916,097	29,234,402
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	4,473,192	55,212,165
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	5,150,750	45,106,667
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	3,275,367	54,460,187
MainStay VP MacKay International Equity Portfolio Initial Class (a)	2,254,122	29,424,413
MainStay VP S&P 500 Index Portfolio Initial Class	401,193	28,813,701
MainStay VP Small Cap Growth Portfolio Initial Class (a)	3,133,687	39,661,828
MainStay VP Wellington Growth Portfolio Initial Class (a)	2,155,771	58,197,623
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	3,272,243	40,584,315
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	3,441,747	36,330,738
	Shares	Value

Equity Funds (continued)
MainStay VP Wellington U.S. Equity Portfolio Initial Class (a)	1,136,097	$ 30,667,470
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	2,341,721	60,237,038
MainStay WMC Enduring Capital Fund Class R6 (a)	926,469	27,155,279
MainStay WMC International Research Equity Fund Class I (a)	4,646,920	28,932,654
MainStay WMC Value Fund Class R6 (a)	1,825,190	52,433,867
Total Affiliated Investment Companies (Cost $920,858,579)		849,475,362
Short-Term Investment 3.1%
Affiliated Investment Company 3.1%
MainStay U.S. Government Liquidity Fund, 0.898% (b)	26,910,454	26,910,454
Total Short-Term Investment (Cost $26,910,454)	3.1%	26,910,454
Total Investments (Cost $947,769,033)	99.7%	876,385,816
Other Assets, Less Liabilities	0.3	2,881,703
Net Assets	100.0%	$ 879,267,519

†	Percentages indicated are based on Portfolio net assets.
(a)	As of June 30, 2022, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 25,047	$ —	$ (3,554)	$ 289	$ (4,104)	$ 17,678	$ 334	$ —	847
IQ 500 International ETF	49,260	—	(8,678)	1,388	(8,201)	33,769	827	—	1,243
IQ Candriam ESG International Equity ETF	41,675	3,984	(1,990)	455	(9,637)	34,487	758	—	1,462
IQ Candriam ESG U.S. Equity ETF	84,809	946	(7,117)	2,265	(20,641)	60,262	427	—	1,866
IQ Chaikin U.S. Large Cap ETF	59,579	1,771	(285)	64	(11,199)	49,930	339	—	1,689
IQ Chaikin U.S. Small Cap ETF	30,456	9,939	(199)	(2)	(6,477)	33,717	166	—	1,122
MainStay Epoch Capital Growth Fund Class I	4,676	—	(431)	(14)	(1,050)	3,181	—	—	309
MainStay Epoch International Choice Fund Class I	41,150	471	(3,938)	825	(9,274)	29,234	—	—	916
MainStay U.S. Government Liquidity Fund	34,922	59,350	(67,362)	—	—	26,910	35	—	26,910
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	66,970	15	(4,715)	713	(7,771)	55,212	—	—	4,473
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	55,179	2,772	(916)	177	(12,105)	45,107	—	—	5,151
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	72,748	—	(12,978)	1,547	(6,857)	54,460	—	—	3,275
MainStay VP MacKay International Equity Portfolio Initial Class	36,545	3,826	(614)	67	(10,400)	29,424	—	—	2,254
MainStay VP S&P 500 Index Portfolio Initial Class (b)	104,750	—	(62,340)	13,335	(26,931)	28,814	—	—	401
MainStay VP Small Cap Growth Portfolio Initial Class	44,619	8,249	(113)	26	(13,119)	39,662	—	—	3,134
MainStay VP Wellington Growth Portfolio Initial Class	69,585	14,473	(76)	(4)	(25,780)	58,198	—	—	2,156
MainStay VP Wellington Mid Cap Portfolio Initial Class	47,819	4,912	(62)	10	(12,095)	40,584	—	—	3,272
MainStay VP Wellington Small Cap Portfolio Initial Class	36,586	9,754	(221)	10	(9,798)	36,331	—	—	3,442
MainStay VP Wellington U.S. Equity Portfolio Initial Class	33,774	5,751	(855)	(75)	(7,928)	30,667	—	—	1,136
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	83,712	4,886	(810)	96	(27,647)	60,237	—	—	2,342
MainStay WMC Enduring Capital Fund Class R6	26,657	5,639	—	—	(5,141)	27,155	—	—	926
MainStay WMC International Research Equity Fund Class I	40,548	—	(3,510)	(794)	(7,311)	28,933	—	—	4,647
MainStay WMC Value Fund Class R6	71,682	1	(13,213)	(3,883)	(2,153)	52,434	—	—	1,825
	$1,162,748	$136,739	$(193,977)	$16,495	$(245,619)	$ 876,386	$2,886	$ —

(a)	Prior to May 1, 2022, known as MainStay VP T. Rowe Price Equity Income Portfolio Initial Class.
(b)	Prior to May 1, 2022, known as MainStay VP MacKay S&P 500 Index Portfolio Initial Class.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay VP Equity Allocation Portfolio

Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2022 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/2/22	Daily	13,829	$ —
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	4,198	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/2/22	Daily	(22,280)	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	15,935	—
Citibank NA	S&P 500 Energy Total	1 day FEDF plus 0.40%	12/2/22	Daily	3,454	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/2/22	Daily	4,972	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.25%	12/2/22	Daily	(37,225)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/2/22	Daily	28,139	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/2/22	Daily	5,384	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	4,773	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/2/22	Daily	5,585	—
						$ —

1.	As of June 30, 2022, cash in the amount $6,936,785 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2022.

Abbreviation(s):
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 849,475,362	$ —	$ —	$ 849,475,362
Short-Term Investment
Affiliated Investment Company	26,910,454	—	—	26,910,454
Total Investments in Securities	$ 876,385,816	$ —	$ —	$ 876,385,816

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $947,769,033)	$876,385,816
Cash	2,820,511
Cash collateral on deposit at broker for swap contracts	6,936,785
Receivables:
Portfolio shares sold	45,224
Interest	16,403
Other assets	9,501
Total assets	886,214,240
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	6,196,820
Portfolio shares redeemed	452,855
NYLIFE Distributors (See Note 3)	169,906
Shareholder communication	72,119
Professional fees	30,313
Custodian	10,639
Trustees	1,693
Accrued expenses	12,376
Total liabilities	6,946,721
Net assets	$879,267,519
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 77,777
Additional paid-in-capital	813,744,825
813,822,602
Total distributable earnings (loss)	65,444,917
Net assets	$879,267,519
Initial Class
Net assets applicable to outstanding shares	$ 84,350,221
Shares of beneficial interest outstanding	7,369,021
Net asset value per share outstanding	$ 11.45
Service Class
Net assets applicable to outstanding shares	$794,917,298
Shares of beneficial interest outstanding	70,408,369
Net asset value per share outstanding	$ 11.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay VP Equity Allocation Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 2,885,735
Expenses
Distribution/Service—Service Class (See Note 3)	1,148,890
Shareholder communication	44,063
Professional fees	42,547
Custodian	13,593
Trustees	11,383
Miscellaneous	17,713
Total expenses	1,278,189
Net investment income (loss)	1,607,546
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	16,494,970
Swap transactions	(5,329,483)
Net realized gain (loss)	11,165,487
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(245,619,152)
Net realized and unrealized gain (loss)	(234,453,665)
Net increase (decrease) in net assets resulting from operations	$(232,846,119)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,607,546	$ 11,571,415
Net realized gain (loss)	11,165,487	155,500,479
Net change in unrealized appreciation (depreciation)	(245,619,152)	42,945,671
Net increase (decrease) in net assets resulting from operations	(232,846,119)	210,017,565
Distributions to shareholders:
Initial Class	—	(5,190,094)
Service Class	—	(51,434,070)
Total distributions to shareholders	—	(56,624,164)
Capital share transactions:
Net proceeds from sales of shares	8,914,520	14,094,934
Net asset value of shares issued to shareholders in reinvestment of distributions	—	56,624,164
Cost of shares redeemed	(62,614,735)	(192,763,382)
Increase (decrease) in net assets derived from capital share transactions	(53,700,215)	(122,044,284)
Net increase (decrease) in net assets	(286,546,334)	31,349,117
Net Assets
Beginning of period	1,165,813,853	1,134,464,736
End of period	$ 879,267,519	$1,165,813,853
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay VP Equity Allocation Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 14.39	$ 12.62	$ 11.80	$ 10.50	$ 12.65	$ 10.60
Net investment income (loss) (a)	0.04	0.18	0.18	0.21	0.18	0.12
Net realized and unrealized gain (loss)	(2.98)	2.33	1.49	2.25	(1.67)	2.26
Total from investment operations	(2.94)	2.51	1.67	2.46	(1.49)	2.38
Less distributions:
From net investment income	—	(0.27)	(0.27)	(0.36)	(0.19)	(0.12)
From net realized gain on investments	—	(0.47)	(0.58)	(0.80)	(0.47)	(0.21)
Total distributions	—	(0.74)	(0.85)	(1.16)	(0.66)	(0.33)
Net asset value at end of period	$ 11.45	$ 14.39	$ 12.62	$ 11.80	$ 10.50	$ 12.65
Total investment return (b)	(20.43)%(c)	20.16%	15.02%	24.58%	(12.78)%	22.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%††	1.26%	1.64%	1.80%	1.42%	1.05%
Net expenses (d)	0.03%††	0.02%	0.03%	0.03%	0.02%	0.02%
Portfolio turnover rate	8%	22%	26%	38%	28%	26%
Net assets at end of period (in 000's)	$ 84,350	$ 107,062	$ 92,647	$ 83,143	$ 66,326	$ 76,504

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 14.21	$ 12.47	$ 11.67	$ 10.39	$ 12.53	$ 10.51
Net investment income (loss) (a)	0.02	0.13	0.15	0.17	0.14	0.09
Net realized and unrealized gain (loss)	(2.94)	2.32	1.47	2.24	(1.65)	2.24
Total from investment operations	(2.92)	2.45	1.62	2.41	(1.51)	2.33
Less distributions:
From net investment income	—	(0.24)	(0.24)	(0.33)	(0.16)	(0.10)
From net realized gain on investments	—	(0.47)	(0.58)	(0.80)	(0.47)	(0.21)
Total distributions	—	(0.71)	(0.82)	(1.13)	(0.63)	(0.31)
Net asset value at end of period	$ 11.29	$ 14.21	$ 12.47	$ 11.67	$ 10.39	$ 12.53
Total investment return (b)	(20.55)%(c)	19.86%	14.74%	24.27%	(12.99)%	22.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%††	0.97%	1.34%	1.49%	1.16%	0.81%
Net expenses (d)	0.28%††	0.27%	0.28%	0.28%	0.27%	0.27%
Portfolio turnover rate	8%	22%	26%	38%	28%	26%
Net assets at end of period (in 000's)	$ 794,917	$ 1,058,752	$ 1,041,818	$ 1,033,813	$ 929,230	$ 1,074,280

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually, referred to as a "Portfolio"). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The separate accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.
The following table lists each Portfolio's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay VP Conservative Allocation Portfolio	Initial Class, Service Class
MainStay VP Moderate Allocation Portfolio	Initial Class, Service Class
MainStay VP Growth Allocation Portfolio	Initial Class, Service Class
MainStay VP Equity Allocation Portfolio	Initial Class, Service Class
1.	For each VP Allocation Portfolio, Initial Class and Service Class shares were registered for sale as of February 13, 2006.
Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios' shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Allocation Portfolios to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The investment objective for each of the Allocation Portfolios is as follows:
The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.
The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Equity Allocation Portfolio seeks long-term growth of capital.
The Allocation Portfolios are "fund-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds ("ETFs") managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager") or its affiliates (the “Underlying Portfolios/Funds”).
Note 2–Significant Accounting Policies
The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of each Allocation Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios' assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"). To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios' third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The

60	MainStay VP Asset Allocation Funds

Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Portfolio. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in ETFs.
Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Portfolios will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Allocation Portfolios' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits.
The Manager evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of
61

Notes to Financial Statements (Unaudited) (continued)
tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Portfolios' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios' financial statements. The Allocation Portfolios' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios are recorded on the ex-dividend date. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Allocation Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.
Additionally, the Allocation Portfolios may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights. In addition, the Allocation
Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different pro-portions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Portfolios will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Portfolios receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Portfolios' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Portfolios typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Portfolios' exposure to the credit risk of its original counterparty. The Allocation Portfolios will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Portfolios would be required to post in an uncleared transaction. As of June 30, 2022, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is

62	MainStay VP Asset Allocation Funds

recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Portfolios bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Portfolios may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Portfolios enter into a “long” equity swap, the counterparty may agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Portfolios will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Portfolios' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Portfolios on the notional amount. Alternatively, when the Allocation Portfolios enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Portfolios sold a particular referenced security or securities short, less the dividend expense that the Allocation Portfolios would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Portfolios will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Portfolios are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Portfolios' risk of loss consists of the net amount of payments that the Allocation Portfolios are contractually entitled to receive, if any. The Allocation Portfolios will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Portfolios' current obligations. The Allocation Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Portfolios' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Portfolios may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager does not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Portfolios may suffer a loss, which may be substantial. As of June 30, 2022, open swap agreements are shown in the Portfolio of Investments.
(H) LIBOR Replacement Risk. The Allocation Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may
63

Notes to Financial Statements (Unaudited) (continued)
adversely affect the Allocation Portfolios' performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Portfolios' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Allocation Portfolios' performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Portfolios' financial positions, performance and cash flows.
The Allocation Portfolios entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Portfolios' holdings.
MainStay VP Conservative Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(3,778,795)	$(3,778,795)
Total Net Realized Gain (Loss)	$(3,778,795)	$(3,778,795)

Average Notional Amount	Total
Swap Contracts Long	$ 90,473,770
Swap Contracts Short	$(33,379,040)
MainStay VP Moderate Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(5,746,591)	$(5,746,591)
Total Net Realized Gain (Loss)	$(5,746,591)	$(5,746,591)

Average Notional Amount	Total
Swap Contracts Long	$141,693,829
Swap Contracts Short	$ (52,813,078)
MainStay VP Growth Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(10,760,067)	$(10,760,067)
Total Net Realized Gain (Loss)	$(10,760,067)	$(10,760,067)

Average Notional Amount	Total
Swap Contracts Long	$225,231,942
Swap Contracts Short	$ (89,399,898)
MainStay VP Equity Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(5,329,483)	$(5,329,483)
Total Net Realized Gain (Loss)	$(5,329,483)	$(5,329,483)

Average Notional Amount	Total
Swap Contracts Long	$ 97,598,801
Swap Contracts Short	$(57,018,159)
Note 3–Fees and Related Party Transactions
(A) Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios' Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is

64	MainStay VP Asset Allocation Funds

responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. During a portion of the six-month period ended June 30, 2022, the Allocation Portfolios reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.
The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Portfolios invest.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios' administrative operations. For providing these services to the Allocation Portfolios, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.
(B) Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the respective Allocation Portfolio.
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay VP Conservative Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$594,411,438	$4,565,846	$(52,185,617)	$(47,619,771)

MainStay VP Moderate Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$927,309,633	$10,695,371	$(86,194,644)	$(75,499,273)

MainStay VP Growth Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,438,958,992	$12,078,417	$(107,851,081)	$(95,772,664)

MainStay VP Equity Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$955,707,548	$10,842,076	$(90,163,808)	$(79,321,732)
65

Notes to Financial Statements (Unaudited) (continued)
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay VP Conservative Allocation Portfolio	$11,965,362	$ 7,845,270	$19,810,632
MainStay VP Moderate Allocation Portfolio	13,534,930	24,914,684	38,449,614
MainStay VP Growth Allocation Portfolio	39,542,625	21,478,395	61,021,020
MainStay VP Equity Allocation Portfolio	24,489,536	32,134,628	56,624,164

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on each Allocation Portfolio's net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.
Note 6–Line of Credit
The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$ 64,287	$106,778
MainStay VP Moderate Allocation Portfolio	114,744	163,390
MainStay VP Growth Allocation Portfolio	167,625	275,195
MainStay VP Equity Allocation Portfolio	77,389	126,615
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
MainStay VP Conservative Allocation Portfolio
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	36,352	$ 444,833
Shares redeemed	(142,185)	(1,734,412)
Net increase (decrease)	(105,833)	$ (1,289,579)
Year ended December 31, 2021:
Shares sold	69,728	$ 893,700
Shares issued to shareholders in reinvestment of distributions	41,966	531,222
Shares redeemed	(125,379)	(1,600,275)
Net increase (decrease)	(13,685)	$ (175,353)

66	MainStay VP Asset Allocation Funds

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,576,411	$ 18,712,923
Shares redeemed	(5,805,520)	(68,797,890)
Net increase (decrease)	(4,229,109)	$ (50,084,967)
Year ended December 31, 2021:
Shares sold	4,557,876	$ 57,791,405
Shares issued to shareholders in reinvestment of distributions	1,539,656	19,279,410
Shares redeemed	(9,342,412)	(118,516,266)
Net increase (decrease)	(3,244,880)	$ (41,445,451)
MainStay VP Moderate Allocation Portfolio
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	132,069	$ 1,612,951
Shares redeemed	(156,895)	(1,849,439)
Net increase (decrease)	(24,826)	$ (236,488)
Year ended December 31, 2021:
Shares sold	260,832	$ 3,313,474
Shares issued to shareholders in reinvestment of distributions	160,287	1,998,108
Shares redeemed	(253,872)	(3,226,170)
Net increase (decrease)	167,247	$ 2,085,412

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	1,966,207	$ 22,890,273
Shares redeemed	(6,725,232)	(78,482,978)
Net increase (decrease)	(4,759,025)	$ (55,592,705)
Year ended December 31, 2021:
Shares sold	3,678,709	$ 46,219,794
Shares issued to shareholders in reinvestment of distributions	2,950,942	36,451,506
Shares redeemed	(13,770,387)	(172,248,655)
Net increase (decrease)	(7,140,736)	$ (89,577,355)
MainStay VP Growth Allocation Portfolio
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	209,187	$ 2,593,246
Shares redeemed	(476,830)	(6,133,529)
Net increase (decrease)	(267,643)	$ (3,540,283)
Year ended December 31, 2021:
Shares sold	234,827	$ 3,096,018
Shares issued to shareholders in reinvestment of distributions	294,278	3,856,100
Shares redeemed	(662,806)	(8,743,863)
Net increase (decrease)	(133,701)	$ (1,791,745)

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	964,116	$ 11,737,325
Shares redeemed	(10,096,577)	(124,031,292)
Net increase (decrease)	(9,132,461)	$(112,293,967)
Year ended December 31, 2021:
Shares sold	1,920,433	$ 25,173,011
Shares issued to shareholders in reinvestment of distributions	4,411,078	57,164,920
Shares redeemed	(25,432,281)	(331,191,286)
Net increase (decrease)	(19,100,770)	$(248,853,355)
MainStay VP Equity Allocation Portfolio
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	94,527	$ 1,200,180
Shares redeemed	(164,736)	(2,175,743)
Net increase (decrease)	(70,209)	$ (975,563)
Year ended December 31, 2021:
Shares sold	176,557	$ 2,498,448
Shares issued to shareholders in reinvestment of distributions	377,511	5,190,094
Shares redeemed	(456,837)	(6,287,813)
Net increase (decrease)	97,231	$ 1,400,729

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	634,017	$ 7,714,340
Shares redeemed	(4,720,210)	(60,438,992)
Net increase (decrease)	(4,086,193)	$ (52,724,652)
Year ended December 31, 2021:
Shares sold	835,871	$ 11,596,486
Shares issued to shareholders in reinvestment of distributions	3,786,093	51,434,070
Shares redeemed	(13,659,563)	(186,475,569)
Net increase (decrease)	(9,037,599)	$(123,445,013)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Allocation Portfolios' performance.
67

Notes to Financial Statements (Unaudited) (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
68	MainStay VP Asset Allocation Funds

Discussion of the Operation and Effectiveness of the Allocation Portfolios' Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Allocation Portfolios have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Allocation Portfolios' liquidity risk (the risk that the Allocation Portfolios could not meet requests to redeem shares issued by the Allocation Portfolios without significant dilution of remaining investors’ interests in the Allocation Portfolios). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Allocation Portfolios' liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Allocation Portfolios' liquidity developments and (iii) the Allocation Portfolios' investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Allocation Portfolios' liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Allocation Portfolio's portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator's liquidity classification determinations are made by taking into account the Allocation Portfolios' reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Allocation Portfolios' prospectus for more information regarding the Allocation Portfolios' exposure to liquidity risk and other risks to which it may be subject.
69

Proxy Voting Policies and Procedures and Proxy Voting Record
Each VP Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each VP Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Portfolios' holdings report is available free of charge upon request by calling 800-624-6782 or by visiting the SEC’s website at www.sec.gov.
70	MainStay VP Asset Allocation Funds

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781600	MSVPAA10-08/22
(NYLIAC) NI507

MainStay VP PIMCO Real Return Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
During the six-month reporting period ended June 30, 2022, we faced one of the most volatile and challenging market environments in decades. Inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative, as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor in late February—a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum and natural gas surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record price levels.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, lost significant ground during the reporting period, falling to just short of bear market territory by the end of June. Other market indices, including the technology-heavy NASDAQ Composite, did enter bear markets losing more than 20% from previous highs. Although energy stocks recorded double-digit gains, all other sectors declined. Consumer discretionary and information technology stocks declined most significantly. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. International stocks trended even lower than U.S. issues, with some major emerging markets suffering particularly steep losses, including Russia, which was impacted by Western sanctions, and China, which experienced slowing growth and COVID-19-related lockdowns. Fixed-income markets saw bond prices fall broadly as central banks began implementing aggressive interest rate hikes to combat higher-than-previously-expected inflation rates late in the reporting period. Rising interest rates led to rising yields, and bond prices generally move in inverse relation to yields.
Today, despite the continuing impact of COVID-19 on global health, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production, with the conflict in the region contributing to rising commodity prices. Accordingly, the timing and outcome of the war will doubtless play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to deeply affect global markets and economies as well.
As a MainStay VP investor, you can depend on us to keep a close eye on developments that may affect your Portfolio, taking considered and appropriate action to help you stay on financial track amidst uncertain times. As always, we remain dedicated to providing you with the diverse and disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2022
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	-8.84%	-5.49%	3.08%	1.50%	0.59%
Service Class Shares	2/17/2012	-8.97	-5.74	2.83	1.25	0.84

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. TIPS Index[2]	-8.92%	-5.14%	3.21%	1.73%
Morningstar Inflation-Protected Bond Category Average[3]	-7.07	-3.72	3.14	1.46

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. TIPS Index is the primary benchmark. The Bloomberg U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade.
3.	The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2022 to June 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2022 to June 30, 2022. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/22	Ending Account Value (Based on Actual Returns and Expenses) 6/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$911.60	$2.99	$1,021.67	$3.16	0.63%
Service Class Shares	$1,000.00	$910.30	$4.17	$1,020.43	$4.41	0.88%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of June 30, 2022 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2022 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 1/15/23–1/15/32
2.	U.S. Treasury Inflation Linked Bonds, 0.125%-3.375%, due 1/15/25–2/15/52
3.	UMBS, Single Family, 30 Year, 3.00%-4.00%, due 7/25/52
4.	Italy Buoni Poliennali Del Tesoro, 0.10%-1.40%, due 5/26/25–5/15/33
5.	Nykredit Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53
6.	United Kingdom Gilt Inflation Linked, 0.125%-1.875%, due 11/22/22–3/22/24
7.	France Government Bond, 0.10%-0.25%, due 7/25/24–7/25/38
8.	Realkredit Danmark A/S, 1.00%-2.50%, due 4/1/47–10/1/53
9.	Japan Government CPI Linked Bond, 0.005%-0.10%, due 3/10/28–3/10/31
10.	Jyske Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Stephen A. Rodosky and Daniel He of Pacific Investment Management Company LLC, the Portfolio’s Subadvisor.
How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2022?
For the six months ended June 30, 2022, MainStay VP PIMCO Real Return Portfolio returned −8.84% for Initial Class shares and −8.97% for Service Class shares. Over the same period, Initial class shares outperformed, and Service class shares underperformed, the −8.92% return of the Bloomberg U.S. TIPS Index (“the Index”), which is the Portfolio’s benchmark. For the six months ended June 30, 2022, both share classes underperformed the −7.07% return of the Morningstar Inflation-Protected Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The following strategies made positive contributions to the Portfolio’s relative performance during the reporting period (Contributions take weightings and total returns into account.):
•    Tactical Eurozone breakeven inflation positioning (the difference between nominal and real yields) as inflation expectations in the region rose,
•    Overweight U.S. breakeven inflation positioning as inflation expectations rose in the United States,
•    Yield curve2 positioning in U.S. interest rates, and
•    Tactical Japanese breakeven inflation positioning as inflation expectations in the region rose
The following strategies detracted from the Portfolio’s relative performance during the same period:
•    Yield curve positioning in European interest rates,
•    Short U.K. breakeven inflation positioning as inflation expectations in the region rose, and
•    Exposure to agency and non-agency mortgage-backed securities (MBS)
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Derivatives are used in the Portfolio to increase or decrease exposure to securities, markets or sectors; as a substitute for exposure that may not otherwise be accessible using cash bonds; for purposes of liquidity; or to take advantage of anticipated changes in market volatility.
U.S. and Eurozone breakeven inflation positioning, which were in part achieved using swaps, options and futures, contributed positively to the Portfolio’s performance relative to the Index.
Exposure to U.S. nominal duration,3 partially facilitated using futures and options, added to performance. Additionally, currency exposure, using currency forwards, modestly added to performance.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio maintained underweight overall duration relative to the Index during the reporting period. More specifically, the Portfolio maintained overweight exposure to real duration (nominal interest rates minus the inflation rate) in the United States. The Portfolio maintained overweight exposure to U.S. breakeven inflation during the reporting period, which was positive for relative performance as inflation expectations increased. The Portfolio held underweight exposure to U.K. breakeven inflation throughout the reporting period. The Portfolio’s overall duration was reduced over the reporting period, standing at 6.52 years as of June 30, 2022.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
The Portfolio held an underweight position in duration overall, predominantly sourced from German rates. The Portfolio moved from an underweight to neutral position in U.S. duration as inflation pressure pushed the U.S. Federal Reserve to adopt a more hawkish posture, with increased expectations for multiple rate hikes. The Portfolio continued to hold overweight exposure to U.S. breakevens given that long-term inflation expectations were well anchored despite consumer price index prints. The Portfolio closed an underweight position in U.K. duration and continued to remain flat as U.K. rates moved to new highs, and on the back of a less hawkish Bank of England stance. The Portfolio held a modestly overweight Italian and Japanese inflation-linked bond exposure given the potential for asymmetric payoff in light of the prevailing level of breakevens.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
Within real duration, a long position in U.S. Treasury Inflation-Protected Securities (TIPS) detracted from performance as rates across the real yield curve rose during the reporting period. Core Eurozone duration positioning detracted from performance amid rising global rates. Rising inflation expectations in the United States and Eurozone were positive for performance

1.	See page 5 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8	MainStay VP PIMCO Real Return Portfolio

given the Portfolio’s long exposure to U.S. and Eurozone linkers. Rising inflation expectations in the U.K. detracted from performance given the Portfolio’s short exposure to U.K. breakeven inflation rates. Additionally, out-of-benchmark exposures to spread4 sectors, such non-agency MBS, detracted from performance. Lastly, currency strategies, specifically a long position in a basket of emerging-market currencies, added to performance.
Did the Portfolio make any significant purchases or sales during the reporting period?
As previously mentioned, the Portfolio maintained underweight exposure to duration overall, predominantly sourced from German rates. The Portfolio moved from underweight to neutral U.S. duration, removed the curve steepener position and modestly trimmed positions across the yield curve. The Portfolio increased its underweight to Italian duration given less support as the European Central Bank moved towards ending purchases. The Portfolio also increased its underweight exposure to Japanese duration due to global inflation and Japanese yen weakness.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2022, the Portfolio held an overall underweight duration position, and favored U.S. rates over other developed markets. The Portfolio continued to hold overweight exposure to U.S. and Eurozone breakeven inflation. The Portfolio maintained modestly overweight exposure to Danish mortgages. The Portfolio continued to hold out-of-index exposure to MBS, corporate securities, bonds of non-U.S. developed nations and dollar-denominated emerging-market securities.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2022† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 122.7%
Asset-Backed Securities 9.2%
Home Equity Asset-Backed Securities 1.7%
Argent Securities Trust
Series 2006-W4, Class A2C
1.944% (1 Month LIBOR + 0.32%), due 5/25/36 (a)	$ 290,225	$ 77,095
Credit Suisse First Boston Mortgage Securities Corp.
Series 2001-HE17, Class A1
2.244% (1 Month LIBOR + 0.62%), due 1/25/32 (a)	561,235	532,894
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB6, Class A3
1.844% (1 Month LIBOR + 0.22%), due 7/25/37 (a)(b)	840,450	590,053
CWABS Asset-Backed Certificates Trust
Series 2007-8, Class 1A1
1.814% (1 Month LIBOR + 0.19%), due 11/25/37 (a)	1,436,268	1,325,130
First Franklin Mortgage Loan Trust
Series 2006-FF17, Class A2
1.744% (1 Month LIBOR + 0.12%), due 12/25/36 (a)	433,519	362,417
GSAA Home Equity Trust
Series 2006-17, Class A3A
2.104% (1 Month LIBOR + 0.48%), due 11/25/36 (a)	1,026,442	421,155
Home Equity Asset Trust
Series 2005-8, Class M2
2.299% (1 Month LIBOR + 0.675%), due 2/25/36 (a)	245,784	238,430
Lehman XS Trust
Series 2007-20N, Class A1
2.774% (1 Month LIBOR + 2.30%), due 12/25/37 (a)	29,671	30,402
Long Beach Mortgage Loan Trust
Series 2006-7, Class 2A2
1.864% (1 Month LIBOR + 0.24%), due 8/25/36 (a)	230,629	105,103
Mastr Asset-Backed Securities Trust
Series 2006-WMC4, Class A5
1.774% (1 Month LIBOR + 0.15%), due 10/25/36 (a)	114,650	40,260
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-WMC1, Class M3
2.404% (1 Month LIBOR + 0.78%), due 1/25/35 (a)	132,952	129,092
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
New Century Home Equity Loan Trust
Series 2004-4, Class M1
2.389% (1 Month LIBOR + 0.765%), due 2/25/35 (a)	$ 54,952	$ 52,401
Option One Mortgage Loan Trust
Series 2006-1, Class M1
2.164% (1 Month LIBOR + 0.54%), due 1/25/36 (a)	1,200,000	1,117,532
Popular ABS Mortgage Pass-Through Trust
Series 2006-A, Class M2
2.494% (1 Month LIBOR + 0.87%), due 2/25/36 (a)	1,238,000	1,157,142
RASC Trust (a)
Series 2006-KS6, Class A4
1.874% (1 Month LIBOR + 0.25%), due 8/25/36	42,902	42,810
Series 2006-EMX4, Class A4
2.084% (1 Month LIBOR + 0.23%), due 6/25/36	494,875	471,149
Series 2005-KS8, Class M4
2.509% (1 Month LIBOR + 0.59%), due 8/25/35	123,692	123,351
Series 2005-EMX1, Class M2
2.719% (1 Month LIBOR + 1.095%), due 3/25/35	631,322	610,659
Saxon Asset Securities Trust
Series 2007-3, Class 1A
1.934% (1 Month LIBOR + 0.31%), due 9/25/37 (a)	107,380	102,769
Securitized Asset-Backed Receivables LLC Trust (a)
Series 2006-HE2, Class A2C
1.924% (1 Month LIBOR + 0.30%), due 7/25/36	342,784	162,020
Series 2006-HE1, Class A2C
1.944% (1 Month LIBOR + 0.32%), due 7/25/36	550,205	214,056
Soundview Home Loan Trust (a)
Series 2007-OPT2, Class 2A3
1.804% (1 Month LIBOR + 0.18%), due 7/25/37	168,950	158,656
Series 2007-OPT1, Class 1A1
1.824% (1 Month LIBOR + 0.20%), due 6/25/37	275,838	202,241
		8,266,817

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities 7.5%
Anchorage Capital CLO 6 Ltd.
Series 2015-6A, Class ARR
2.094% (3 Month LIBOR + 1.05%), due 7/15/30 (a)(b)	$ 500,000	$ 492,289
Anchorage Capital CLO 9 Ltd.
Series 2016-9A, Class AR2
2.184% (3 Month LIBOR + 1.14%), due 7/15/32 (a)(b)	300,000	291,623
Anchorage Capital CLO 11 Ltd.
Series 2019-11A, Class AR
2.276% (3 Month LIBOR + 1.14%), due 7/22/32 (a)(b)	300,000	291,604
Apidos CLO XXVI
Series 2017-26A, Class A1AR
1.944% (3 Month LIBOR + 0.90%), due 7/18/29 (a)(b)	800,000	787,996
Apidos CLO XXVII
Series 2017-27A, Class A1R
1.974% (3 Month LIBOR + 0.93%), due 7/17/30 (a)(b)	600,000	589,933
ARES European CLO VI DAC
Series 2013-6A, Class ARR
0.61% (3 Month EURIBOR + 0.61%), due 4/15/30 (a)(b)	EUR 593,832	605,949
ARES European CLO X DAC
Series 10A, Class AR
0.78% (3 Month EURIBOR + 0.78%), due 10/15/31 (a)(b)	1,100,000	1,114,779
ARES XL CLO Ltd.
Series 2016-40A, Class A1RR
1.914% (3 Month LIBOR + 0.87%), due 1/15/29 (a)(b)	$ 1,166,259	1,148,427
Atlas Senior Loan Fund Ltd.
Series 2017-8A, Class A
2.194% (3 Month LIBOR + 1.15%), due 1/16/30 (a)(b)	1,197,464	1,179,737
Atrium XII
Series 12A, Class AR
1.966% (3 Month LIBOR + 0.83%), due 4/22/27 (a)(b)	254,151	250,486
Bain Capital Euro CLO DAC
Series 2020-1A, Class A
1.10% (3 Month EURIBOR + 1.10%), due 1/24/33 (a)(b)	EUR 500,000	507,242
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Benefit Street Partners CLO XII Ltd.
Series 2017-12A, Class A1R
1.994% (3 Month LIBOR + 0.95%), due 10/15/30 (a)(b)	$ 500,000	$ 489,842
Benefit Street Partners CLO XVI Ltd.
Series 2018-16A, Class A1R
2.074% (3 Month LIBOR + 1.03%), due 1/17/32 (a)(b)	300,000	291,763
Black Diamond CLO Designated Activity Co. (a)(b)
Series 2015-1A, Class A1R
0.65% (3 Month EURIBOR + 0.65%), due 10/3/29	EUR 30,828	32,146
Series 2017-2A, Class A1
0.86% (3 Month EURIBOR + 0.86%), due 1/20/32	998,469	1,028,052
BlueMountain Fuji EUR CLO V DAC
Series 5A, Class A
0.91% (3 Month EURIBOR + 0.91%), due 1/15/33 (a)(b)	1,100,000	1,113,904
Carlyle Global Market Strategies CLO Ltd.
Series 2013-1A, Class A1RR
2.361% (3 Month LIBOR + 0.95%), due 8/14/30 (a)(b)	$ 600,000	588,730
Carlyle Global Market Strategies Euro CLO Ltd.
Series 2014-2A, Class AR1
0.75% (3 Month EURIBOR + 0.75%), due 11/15/31 (a)(b)	EUR 1,000,000	1,011,654
Carlyle US CLO Ltd.
Series 2017-1A, Class A1R
2.063% (3 Month LIBOR + 1.00%), due 4/20/31 (a)(b)	$ 700,000	682,487
CIFC Funding 2017-IV Ltd.
Series 2017-4A, Class A1R
2.134% (3 Month LIBOR + 0.95%), due 10/24/30 (a)(b)	400,000	392,433
Crestline Denali CLO XV Ltd.
Series 2017-1A, Class AR
2.093% (3 Month LIBOR + 1.03%), due 4/20/30 (a)(b)	300,000	295,296
Dryden 52 Euro CLO DAC
Series 2017-52A, Class AR
0.86% (3 Month EURIBOR + 0.86%), due 5/15/34 (a)(b)	EUR 500,000	505,559
Gallatin CLO VIII Ltd.
Series 2017-1A, Class A1R
2.134% (3 Month LIBOR + 1.09%), due 7/15/31 (a)(b)	$ 400,000	391,693
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
HalseyPoint CLO 3 Ltd.
Series 2020-3A, Class A1A
2.736% (3 Month LIBOR + 1.45%), due 11/30/32 (a)(b)	$ 500,000	$ 491,742
Invesco Euro CLO I DAC
Series 1A, Class A1R
0.65% (3 Month EURIBOR + 0.65%), due 7/15/31 (a)(b)	EUR 500,000	505,345
Jubilee CLO DAC
Series 2015-16A, Class A1R
0.519% (3 Month EURIBOR + 0.80%), due 12/15/29 (a)(b)	1,195,279	1,230,703
KVK CLO Ltd.
Series 2013-1A, Class AR
1.938% (3 Month LIBOR + 0.90%), due 1/14/28 (a)(b)	$ 91,088	91,054
LCM 30 Ltd.
Series 30A, Class AR
2.143% (3 Month LIBOR + 1.08%), due 4/20/31 (a)(b)	1,350,000	1,310,247
LCM XIII LP
Series 13A, Class AR3
1.914% (3 Month LIBOR + 0.87%), due 7/19/27 (a)(b)	1,458,234	1,436,323
LCM XV LP
Series 15A, Class AR2
2.063% (3 Month LIBOR + 1.00%), due 7/20/30 (a)(b)	400,000	392,999
LCM XXV Ltd.
Series 25A, Class AR
1.951% (3 Month SOFR + 1.10%), due 7/20/30 (a)(b)	1,500,000	1,453,497
Magnetite XVIII Ltd.
Series 2016-18A, Class AR2
2.291% (3 Month LIBOR + 0.88%), due 11/15/28 (a)(b)	394,392	387,925
Man GLG Euro CLO II DAC
Series 2A, Class A1R
0.87% (3 Month EURIBOR + 0.87%), due 1/15/30 (a)(b)	EUR 160,519	165,460
Marathon CLO V Ltd.
Series 2013-5A, Class A1R
2.375% (3 Month LIBOR + 0.87%), due 11/21/27 (a)(b)	$ 132,128	131,612
	Principal Amount	Value

Other Asset-Backed Securities (continued)
MidOcean Credit CLO II
Series 2013-2A, Class ARR
2.269% (3 Month LIBOR + 1.03%), due 1/29/30 (a)(b)	$ 282,201	$ 277,725
MP CLO VII Ltd.
Series 2015-1A, Class AR3
1.934% (3 Month LIBOR + 0.89%), due 10/18/28 (a)(b)	490,193	480,618
OCP Euro CLO DAC
Series 2017-2A, Class A
0.82% (3 Month EURIBOR + 0.82%), due 1/15/32 (a)(b)	EUR 1,000,000	1,025,918
OSD CLO Ltd.
Series 2021-23A, Class A
1.914% (3 Month LIBOR + 0.87%), due 4/17/31 (a)(b)	$ 1,300,000	1,267,850
OZLM VIII Ltd.
Series 2014-8A, Class A1R3
2.024% (3 Month LIBOR + 0.98%), due 10/17/29 (a)(b)	385,785	379,886
OZLM XXIV Ltd.
Series 2019-24A, Class A1AR
2.223% (3 Month LIBOR + 1.16%), due 7/20/32 (a)(b)	200,000	194,535
Palmer Square Loan Funding Ltd. (a)(b)
Series 2021-4A, Class A1
1.844% (3 Month LIBOR + 0.80%), due 10/15/29	457,106	448,747
Series 2021-3A, Class A1
1.863% (3 Month LIBOR + 0.80%), due 7/20/29	1,166,516	1,150,189
Rad CLO 5 Ltd.
Series 2019-5A, Class AR
2.304% (3 Month LIBOR + 1.12%), due 7/24/32 (a)(b)	1,700,000	1,655,261
Romark CLO Ltd.
Series 2017-1A, Class A1R
2.214% (3 Month LIBOR + 1.03%), due 10/23/30 (a)(b)	400,000	392,357
Saranac CLO VI Ltd.
Series 2018-6A, Class A1R
2.969% (3 Month LIBOR + 1.14%), due 8/13/31 (a)(b)	300,000	293,282
SLM Student Loan Trust
Series 2004-3A, Class A6B
1.734% (3 Month LIBOR + 0.55%), due 10/25/64 (a)(b)	373,804	362,580

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Sound Point CLO IX Ltd.
Series 2015-2A, Class ARRR
2.273% (3 Month LIBOR + 1.21%), due 7/20/32 (a)(b)	$ 500,000	$ 484,930
Sound Point CLO XIV Ltd.
Series 2016-3A, Class AR2
2.174% (3 Month LIBOR + 0.99%), due 1/23/29 (a)(b)	863,585	854,516
Sound Point CLO XV Ltd.
Series 2017-1A, Class ARR
2.084% (3 Month LIBOR + 0.90%), due 1/23/29 (a)(b)	997,178	981,063
Stratus CLO Ltd.
Series 2021-3A, Class A
2.013% (3 Month LIBOR + 0.95%), due 12/29/29 (a)(b)	393,649	387,588
Symphony CLO XIV Ltd.
Series 2014-14A, Class AR
1.988% (3 Month LIBOR + 0.95%), due 7/14/26 (a)(b)	42,907	42,793
THL Credit Wind River CLO Ltd.
Series 2019-3A, Class AR
2.124% (3 Month LIBOR + 1.08%), due 4/15/31 (a)(b)	300,000	291,840
Venture 36 CLO Ltd.
Series 2019-36A, Class A1AR
2.193% (3 Month LIBOR + 1.13%), due 4/20/32 (a)(b)	600,000	581,635
Venture XXI CLO Ltd.
Series 2015-21A, Class AR
1.924% (3 Month LIBOR + 0.88%), due 7/15/27 (a)(b)	210,355	209,617
Venture XXIV CLO Ltd.
Series 2016-24A, Class ARR
1.963% (3 Month LIBOR + 0.90%), due 10/20/28 (a)(b)	348,212	342,409
Vibrant CLO VI Ltd.
Series 2017-6A, Class AR
3.046% (3 Month LIBOR + 0.95%), due 6/20/29 (a)(b)	799,419	788,251
Vibrant CLO XI Ltd.
Series 2019-11A, Class A1R1
2.183% (3 Month LIBOR + 1.12%), due 7/20/32 (a)(b)	400,000	386,883
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Voya CLO
Series 2017-2A, Class A1R
2.024% (3 Month LIBOR + 0.98%), due 6/7/30 (a)(b)	$ 300,000	$ 294,960
Voya CLO Ltd.
Series 2017-1A, Class A1R
1.994% (3 Month LIBOR + 0.95%), due 4/17/30 (a)(b)	1,000,000	982,410
Wellfleet CLO Ltd.
Series 2015-1A, Class AR4
1.953% (3 Month LIBOR + 0.89%), due 7/20/29 (a)(b)	516,262	508,624
		36,746,998
Total Asset-Backed Securities (Cost $47,225,268)		45,013,815
Corporate Bonds 5.1%
Auto Manufacturers 0.0% ‡
Nissan Motor Acceptance Co. LLC
2.65%, due 7/13/22 (b)	200,000	199,968
Banks 2.6%
Banco Bilbao Vizcaya Argentaria SA
Series Reg S
5.875% (EUR 5 Year Interest Swap Rate + 5.66%), due 9/24/23 (a)(c)	EUR 400,000	402,413
Bank of America Corp.
Series FF
5.875%, due 3/15/28 (c)(d)	$ 190,000	166,826
Credit Suisse Group Funding Guernsey Ltd.
3.80%, due 9/15/22	300,000	300,240
ING Bank NV
2.625%, due 12/5/22 (b)	400,000	399,674
Lloyds Banking Group plc
Series Reg S
4.947% (5 Month EURIBOR ICE Swap Rate + 5.29%), due 6/27/25 (a)(c)	EUR 200,000	196,543
NatWest Group plc
3.747% (3 Month LIBOR + 1.55%), due 6/25/24 (a)	$ 300,000	300,266
4.519%, due 6/25/24 (d)	200,000	199,486
Nykredit Realkredit A/S
Series Reg S
0.50%, due 10/1/43	DKK 12,524,746	1,422,755
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Nykredit Realkredit A/S (continued)
Series Reg S
1.00%, due 10/1/50	DKK 45,024,419	$ 4,979,771
Series Reg S
1.00%, due 10/1/53	498,838	51,219
Series Reg S
1.00%, due 10/1/53	2,066,617	226,023
Series Reg S
1.50%, due 10/1/53	8,059,549	887,140
Series Reg S
1.50%, due 10/1/53	10,769,446	1,242,328
Series Reg S
1.50%, due 10/1/53	99,907	10,452
Series Reg S
2.00%, due 10/1/53	299,785	34,318
Series Reg S
2.00%, due 10/1/53	498,970	59,405
Series Reg S
2.50%, due 10/1/47	1,711	231
UniCredit SpA
7.83%, due 12/4/23 (b)	$ 1,800,000	1,861,913
		12,741,003
Commercial Services 0.0% ‡
RELX Capital, Inc.
3.50%, due 3/16/23	100,000	99,863
Distribution & Wholesale 0.0% ‡
Toyota Tsusho Corp.
Series Reg S
3.625%, due 9/13/23	200,000	199,547
Diversified Financial Services 2.2%
Avolon Holdings Funding Ltd.
2.528%, due 11/18/27 (b)	66,000	53,799
Jyske Realkredit A/S
Series CCE
0.50%, due 10/1/43	DKK 2,452,251	280,292
Series Reg S
1.00%, due 10/1/50	16,094,492	1,780,076
Series CCE
1.00%, due 10/1/53	6,641,901	683,135
Series CCE
1.50%, due 10/1/53	1,682,974	194,735
Series CCE
1.50%, due 10/1/53	1,993,434	219,073
	Principal Amount	Value

Diversified Financial Services (continued)
Jyske Realkredit A/S (continued)
Series 111E
2.50%, due 10/1/47	DKK 4,532	$ 611
Mitsubishi HC Capital, Inc.
2.652%, due 9/19/22 (b)	$ 200,000	199,757
Nordea Kredit Realkreditaktieselskab
Series CC2
0.50%, due 10/1/43	DKK 938,842	106,483
Series Reg S
1.00%, due 10/1/50	11,187,744	1,239,352
Series CC2
1.00%, due 10/1/53	196,955	21,506
1.50%, due 10/1/53	10,599,963	1,166,772
Series CC2
1.50%, due 10/1/53	2,673,338	307,917
1.50%, due 10/1/53	500,000	52,395
Series Reg S
2.00%, due 10/1/53 (b)	399,803	47,669
Series CC2
2.50%, due 10/1/47	1,985	267
Realkredit Danmark A/S
Series Reg S
1.00%, due 10/1/50	16,132,251	1,781,411
Series Reg S
1.00%, due 10/1/53	14,645,407	1,503,736
Series Reg S
1.00%, due 10/1/53	1,476,802	161,516
Series Reg S
1.50%, due 10/1/53	3,066,496	354,281
Series Reg S
1.50%, due 10/1/53	1,497,075	164,524
Series Reg S
2.00%, due 10/1/53	1,698,408	194,427
Series Reg S
2.50%, due 4/1/47	9,066	1,219
		10,514,953
Food 0.1%
Conagra Brands, Inc.
3.25%, due 9/15/22	$ 200,000	200,334
Home Builders 0.0% ‡
DR Horton, Inc.
5.75%, due 8/15/23	100,000	101,867
Home Furnishings 0.2%
Panasonic Holdings Corp.
2.536%, due 7/19/22 (b)	800,000	799,920

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.0% ‡
Cigna Corp.
3.75%, due 7/15/23	$ 73,000	$ 73,158
Total Corporate Bonds (Cost $32,388,047)		24,930,613
Foreign Government Bonds 8.4%
Argentina 0.0% ‡
Argentine Republic Government Bond
Series PR15
40.178%, due 10/4/22 (e)(f)	ARS 1,756	4
Australia 0.3%
Australia Government Bond
Series Reg S
3.00%, due 9/20/25 (g)	AUD 1,924,295	1,481,444
Canada 0.2%
Canadian Government Real Return Bond
4.25%, due 12/1/26 (g)	CAD 1,023,390	916,845
France 1.6%
France Government Bond (g)
Series Reg S
0.10%, due 3/1/26 (b)	EUR 3,384,549	3,763,550
Series Reg S
0.10%, due 7/25/31 (b)	765,443	838,904
Series Reg S
0.10%, due 7/25/38 (b)	1,503,110	1,565,166
Series Reg S
0.25%, due 7/25/24	1,512,849	1,694,782
		7,862,402
Italy 3.2%
Italy Buoni Poliennali Del Tesoro (b)(g)
Series Reg S
0.10%, due 5/15/33	958,428	869,677
Series Reg S
0.40%, due 5/15/30	2,550,056	2,543,396
Series Reg S
1.40%, due 5/26/25	11,501,380	12,547,955
		15,961,028
	Principal Amount	Value

Japan 0.7%
Japan Government CPI Linked Bond (g)
0.005%, due 3/10/31	JPY 80,168,000	$ 624,540
0.10%, due 3/10/28	199,548,360	1,547,206
0.10%, due 3/10/29	169,096,330	1,314,833
		3,486,579
New Zealand 0.5%
New Zealand Government Inflation Linked Bond (g)
Series Reg S
2.00%, due 9/20/25	NZD 2,151,900	1,393,852
Series Reg S
2.50%, due 9/20/35	933,520	610,463
Series Reg S
3.00%, due 9/20/30	592,550	404,269
		2,408,584
Peru 0.2%
Peru Government Bond
5.94%, due 2/12/29	PEN 1,300,000	310,016
6.15%, due 8/12/32	2,200,000	507,656
		817,672
Qatar 0.1%
Qatar Government Bond
Series Reg S
3.875%, due 4/23/23	$ 300,000	301,049
United Kingdom 1.6%
United Kingdom Gilt Inflation Linked (g)
Series Reg S
0.125%, due 3/22/24	GBP 3,588,650	4,616,418
Series Reg S
1.875%, due 11/22/22	2,765,849	3,486,337
		8,102,755
Total Foreign Government Bonds (Cost $46,021,509)		41,338,362
Mortgage-Backed Securities 4.8%
Agency (Collateralized Mortgage Obligations) 3.5%
FHLMC
REMIC, Series 4779, Class WF
1.15% (1 Month LIBOR + 0.35%), due 7/15/44 (a)	$ 180,817	178,208
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC, STRIPS
Series 278, Class F1
1.774% (1 Month LIBOR + 0.45%), due 9/15/42 (a)	$ 178,087	$ 176,426
GNMA (a)
REMIC, Series 2018-H15, Class FG
0.382% (12 Month LIBOR + 0.15%), due 8/20/68	370,152	360,738
REMIC, Series 2017-H10, Class FB
1.968% (12 Month LIBOR + 0.75%), due 4/20/67	222,268	219,517
UMBS, Single Family, 30 Year (h)
3.00%, due 7/25/52 TBA	1,000,000	931,172
3.50%, due 7/25/52 TBA	10,300,000	9,904,898
4.00%, due 7/25/52 TBA	5,480,000	5,403,687
		17,174,646
Collateralized Debt Obligations (Commercial Real Estate Collateralized Debt Obligations) 0.4%
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2022-FL1, Class A
2.229% (SOFR 30A + 1.45%), due 1/15/37 (a)(b)	1,400,000	1,364,946
LoanCore Issuer Ltd.
Series 2022-CRE7, Class A
2.324% (SOFR 30A + 1.55%), due 1/17/37 (a)(b)	600,000	584,478
		1,949,424
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.0% ‡
AREIT Trust
Series 2020-CRE4, Class A
3.508% (SOFR 30A + 2.734%), due 4/15/37 (a)(b)	29,969	29,672
Whole Loan (Collateralized Mortgage Obligations) 0.9%
Alternative Loan Trust
Series 2005-29CB, Class A4
5.00%, due 7/25/35	28,861	19,057
Series 2007-1T1, Class 1A1
6.00%, due 3/25/37	531,198	241,768
CHL Mortgage Pass-Through Trust
Series 2007-1, Class A1
6.00%, due 3/25/37	26,693	15,288
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Citigroup Mortgage Loan Trust
Series 2007-AR4, Class 1A1A
3.313%, due 3/25/37 (i)	$ 172,163	$ 153,467
Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2, Class 1CB1
5.50%, due 8/25/34	141,421	131,922
Eurosail-UK plc (a)
Series Reg S, Class A3A
2.54% (3 Month Sterling LIBOR + 0.95%), due 6/13/45	GBP 110,025	133,153
Series Reg S, Class A3C
2.54% (3 Month Sterling LIBOR + 0.95%), due 6/13/45	29,337	35,408
Series 2007-3A, Class A3C
2.54% (3 Month Sterling LIBOR + 0.95%), due 6/13/45 (b)	29,337	35,408
GreenPoint Mortgage Funding Trust
Series 2006-AR4, Class A6A
1.984% (1 Month LIBOR + 0.36%), due 9/25/46 (a)	$ 65,469	59,400
IndyMac INDX Mortgage Loan Trust (a)
Series 2005-AR12, Class 2A1A
2.104% (1 Month LIBOR + 0.48%), due 7/25/35	102,061	95,957
Series 2005-AR14, Class 1A1A
2.184% (1 Month LIBOR + 0.56%), due 7/25/35	729,284	560,967
Merrill Lynch Mortgage Investors Trust
Series 2005-A4, Class 1A
2.808%, due 7/25/35 (i)	144,910	81,838
New Residential Mortgage Loan Trust (b)(e)
Series 2019-RPL3, Class A1
2.75%, due 7/25/59	225,978	218,311
Series 2018-3A, Class A1
4.50%, due 5/25/58	128,216	127,421
OBX Trust
Series 2018-1, Class A2
2.274% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)	28,999	28,376
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
Series 2005-2, Class M7
3.424% (1 Month LIBOR + 1.80%), due 4/25/35 (a)	100,000	97,584
RALI Trust
Series 2006-QH1, Class A1
2.004% (1 Month LIBOR + 0.38%), due 12/25/36 (a)	796,465	705,830

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Residential Asset Securitization Trust
Series 2006-A10, Class A5
6.50%, due 9/25/36	$ 218,201	$ 94,169
Residential Mortgage Securities 32 plc
Series 32A, Class A
2.371% (SONIA3M IR + 1.25%), due 6/20/70 (a)(b)	GBP 148,007	179,548
Thornburg Mortgage Securities Trust
Series 2004-2, Class A1
2.244% (1 Month LIBOR + 0.62%), due 6/25/44 (a)	$ 459,953	425,452
Towd Point Mortgage Funding Granite 4 plc
Series 2019-GR4A, Class A1
2.036% (SONIA3M IR + 1.144%), due 10/20/51 (a)(b)	GBP 686,597	833,037
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2007-HY1, Class A2A
1.944% (1 Month LIBOR + 0.32%), due 2/25/37 (a)	$ 405,907	348,418
Series 2006-5, Class 2CB1
6.00%, due 7/25/36	35,017	26,754
		4,648,533
Total Mortgage-Backed Securities (Cost $24,543,048)		23,802,275
U.S. Government & Federal Agencies 95.2%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
UMBS, 30 Year
2.00%, due 3/1/52	196,764	170,981
3.00%, due 1/1/52	399,326	372,680
		543,661
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
FNMA (a)
1.676% (12 Month Monthly Treasury Average Index + 1.199%), due 6/1/43	133,945	136,011
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
FNMA (a) (continued)
2.525% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34	$ 166,375	$ 172,585
3.968% (11th District Cost of Funds Index + 1.928%), due 12/1/36	87,865	89,509
		398,105
United States Treasury Bonds 0.3%
U.S. Treasury Bonds
1.625%, due 11/15/50	2,080,000	1,462,906
United States Treasury Inflation - Indexed Notes 94.6%
U.S. Treasury Inflation Linked Bonds (g)
0.125%, due 2/15/51	5,452,359	4,197,038
0.125%, due 2/15/52 (j)	1,869,408	1,450,446
0.25%, due 2/15/50	2,901,262	2,289,390
0.625%, due 2/15/43	2,238,314	1,977,498
0.75%, due 2/15/42	6,691,628	6,113,430
0.75%, due 2/15/45	7,292,776	6,529,028
0.875%, due 2/15/47	13,944,472	12,882,295
1.00%, due 2/15/46	8,040,854	7,618,396
1.00%, due 2/15/48	2,940,379	2,806,224
1.00%, due 2/15/49	3,504,206	3,371,498
1.375%, due 2/15/44	14,873,595	15,211,156
1.75%, due 1/15/28	16,041,352	17,027,227
2.00%, due 1/15/26	6,755,850	7,154,867
2.125%, due 2/15/40	4,628,096	5,402,037
2.125%, due 2/15/41	7,300,651	8,481,303
2.375%, due 1/15/25	13,941,878	14,773,217
2.375%, due 1/15/27	28,672	31,137
2.50%, due 1/15/29	7,042,561	7,828,522
3.375%, due 4/15/32 (j)	532,611	665,313
U.S. Treasury Inflation Linked Notes (g)
0.125%, due 1/15/23	14,695,817	14,943,809
0.125%, due 10/15/24	8,113,248	8,162,899
0.125%, due 4/15/25	3,133,956	3,135,486
0.125%, due 10/15/25 (j)	891,384	890,688
0.125%, due 4/15/26 (j)	4,685,285	4,641,422
0.125%, due 7/15/26	10,384,693	10,300,588
0.125%, due 10/15/26	28,883,673	28,620,411
0.125%, due 4/15/27	6,450,885	6,351,350
0.125%, due 1/15/30	19,395,062	18,512,435
0.125%, due 7/15/30	16,936,702	16,151,616
0.125%, due 1/15/31	11,705,829	11,133,951
0.125%, due 7/15/31	7,442,892	7,076,659
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Inflation - Indexed Notes (continued)
U.S. Treasury Inflation Linked Notes (g) (continued)
0.125%, due 1/15/32	$ 24,405,030	$ 23,165,236
0.25%, due 1/15/25	6,835,472	6,876,859
0.25%, due 7/15/29	19,259,290	18,674,364
0.375%, due 7/15/23	3,393,991	3,453,651
0.375%, due 1/15/27	16,013,853	15,954,218
0.375%, due 7/15/27	14,324,386	14,272,348
0.50%, due 4/15/24	24,324,698	24,661,063
0.50%, due 1/15/28	18,298,357	18,173,270
0.625%, due 4/15/23	33,916,629	34,495,596
0.625%, due 1/15/24	11,803,190	12,005,136
0.625%, due 1/15/26	5,146,768	5,204,401
0.75%, due 7/15/28	18,439,518	18,571,331
0.875%, due 1/15/29	13,155,686	13,278,335
		464,517,144
United States Treasury Note 0.1%
U.S. Treasury Notes
1.75%, due 12/31/24	330,000	319,816
Total U.S. Government & Federal Agencies (Cost $490,903,260)		467,241,632
Total Long-Term Bonds (Cost $641,081,132)		602,326,697

	Shares
Short-Term Investment 0.2%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 0.898% (k)	1,208,305	1,208,305
Total Short-Term Investment (Cost $1,208,305)		1,208,305
Total Investments Excluding Purchased Options (Cost $642,289,437)	122.9%	603,535,002
Total Purchased Options (Cost $338,465)	0.2%	770,689
Total Investments (Cost $642,627,902)	123.1%	604,305,691
Other Assets, Less Liabilities	(23.1)	(113,455,143)
Net Assets	100.0%	$ 490,850,548

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2022.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2022.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2022.
(f)	Illiquid security—As of June 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $4, which represented less than one-tenth of a percent of the Portfolio’s net assets.
(g)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(h)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2022, the total net market value was $16,239,757, which represented 3.3% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2022.
(j)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for future, swap and foreign currency forward contracts.
(k)	Current yield as of June 30, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP PIMCO Real Return Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 715	$ 146,767	$ (146,274)	$ —	$ —	$ 1,208	$ 1	$ —	1,208
Foreign Currency Forward Contracts
As of June 30, 2022, the Portfolio held the following foreign currency forward contracts1,2:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,503,000	USD	1,574,761	Bank of America N.A.	7/5/22	$ 308
EUR	1,618,000	USD	1,691,313	JPMorgan Chase Bank N.A.	7/5/22	4,270
USD	1,575,249	AUD	2,181,000	Bank of America N.A.	7/5/22	69,814
USD	732,096	AUD	1,054,491	Bank of America N.A.	8/2/22	4,080
USD	439,230	AUD	632,105	Bank of America N.A.	8/2/22	2,827
USD	930,596	CAD	1,175,000	Bank of America N.A.	7/5/22	17,762
USD	10,378,839	DKK	72,863,601	Bank of America N.A.	8/1/22	93,613
USD	6,333,975	DKK	44,402,429	Bank of America N.A.	8/1/22	66,250
USD	11,187,549	DKK	75,346,464	Morgan Stanley & Co. International	7/1/22	571,708
USD	9,634,505	DKK	65,063,498	Morgan Stanley & Co. International	7/1/22	467,469
USD	2,300,814	DKK	15,365,000	Morgan Stanley & Co. International	7/1/22	135,983
USD	3,504,975	DKK	24,611,058	Morgan Stanley & Co. International	8/1/22	30,946
USD	31,063,554	EUR	28,981,000	Bank of America N.A.	7/5/22	692,915
USD	33,237,395	EUR	31,543,000	BNP Paribas S.A.	8/2/22	119,135
USD	927,566	EUR	879,000	JPMorgan Chase Bank N.A.	7/5/22	6,418
USD	9,967,163	GBP	7,883,000	Bank of America N.A.	7/5/22	371,187
USD	448,356	JPY	60,400,000	Bank of America N.A.	7/5/22	3,191
USD	4,070,529	JPY	526,000,000	JPMorgan Chase Bank N.A.	7/5/22	193,760
USD	2,600,726	NZD	3,986,000	JPMorgan Chase Bank N.A.	7/5/22	111,270
Total Unrealized Appreciation						2,962,906
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	3,290,000	USD	466,425	Bank of America N.A.	7/1/22	$ (2,884)
DKK	2,765,000	USD	399,191	JPMorgan Chase Bank N.A.	7/1/22	(9,620)
DKK	3,975,000	USD	584,670	Morgan Stanley & Co. International	7/1/22	(24,618)
DKK	3,565,000	USD	516,191	Morgan Stanley & Co. International	7/1/22	(13,905)
EUR	860,000	USD	905,597	BNP Paribas S.A.	7/5/22	(4,360)
EUR	385,000	USD	413,476	BNP Paribas S.A.	7/5/22	(10,015)
EUR	285,000	USD	302,200	BNP Paribas S.A.	7/5/22	(3,535)
EUR	391,000	USD	410,468	JPMorgan Chase Bank N.A.	7/5/22	(720)
EUR	609,000	USD	654,209	Morgan Stanley & Co. International	7/5/22	(16,007)
GBP	451,000	USD	552,151	JPMorgan Chase Bank N.A.	7/5/22	(3,149)
JPY	128,600,000	USD	966,918	JPMorgan Chase Bank N.A.	7/5/22	(19,099)
PEN	384,371	USD	102,027	Morgan Stanley & Co.*	8/8/22	(2,013)
USD	190,891	AUD	277,390	JPMorgan Chase Bank N.A.	8/2/22	(618)
USD	149,486	AUD	217,014	Morgan Stanley & Co. International	8/2/22	(339)
USD	7,631,696	EUR	7,334,000	BNP Paribas S.A.	7/5/22	(53,969)
USD	9,030,126	GBP	7,432,000	BNP Paribas S.A.	8/2/22	(21,363)
USD	1,049,827	PEN	4,228,387	Bank of America N.A.*	7/25/22	(52,122)
Total Unrealized Depreciation						(238,336)
Net Unrealized Appreciation						$ 2,724,570

*	Non-deliverable forward.
1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
2.	As of June 30, 2022, cash collateral of $2,600,000 was due to a broker for foreign currency forward contracts.
Futures Contracts
As of June 30, 2022, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
3 Month Euro Euribor	205	March 2023	$ 53,902,035	$ 52,893,770	$ (1,008,265)
Euro-Bund	123	September 2022	18,817,763	19,177,422	359,659
Long Gilt	4	September 2022	575,590	554,991	(20,599)
U.S. Treasury 5 Year Notes	153	September 2022	17,230,214	17,174,250	(55,964)
Total Long Contracts					(725,169)
Short Contracts
Australia 3 Year Bond	(13)	September 2022	(963,393)	(964,262)	(869)
Australia 10 Year Bonds	(7)	September 2022	(576,696)	(574,471)	2,225
Euro-Bobl	(39)	September 2022	(5,138,840)	(5,075,652)	63,188
Euro-BTP	(54)	September 2022	(6,188,523)	(6,162,009)	26,514
Euro-BTP	(166)	September 2022	(20,607,572)	(21,417,918)	(810,346)
Euro-Buxl	(63)	September 2022	(11,265,825)	(10,798,370)	467,455
Euro-OAT	(30)	September 2022	(4,489,742)	(4,355,175)	134,567
Euro-Schatz	(402)	September 2022	(46,121,079)	(45,980,158)	140,921
Japan 10 Year Bonds	(33)	September 2022	(36,307,734)	(36,144,826)	162,908
U.S. Treasury 2 Year Notes	(1)	September 2022	(210,671)	(210,016)	655
U.S. Treasury 10 Year Notes	(204)	September 2022	(24,333,095)	(24,180,375)	152,720
U.S. Treasury 10 Year Ultra Bonds	(40)	September 2022	(5,132,143)	(5,095,000)	37,143
U.S. Treasury Long Bonds	(90)	September 2022	(12,439,251)	(12,476,250)	(36,999)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP PIMCO Real Return Portfolio

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury Ultra Bonds	(5)	September 2022	$ (788,295)	$ (771,719)	$ 16,576
Total Short Contracts					356,658
Net Unrealized Depreciation					$ (368,511)

1.	As of June 30, 2022, cash in the amount of $1,861,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2022.
Purchased Swaptions
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-2-Year Interest Rate Swap	Morgan Stanley & Co., LLC	$ 1.43	1/31/23	11,500,000	$ 11,500,000	$ 58,757	$ 9,755
Put-5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	2.20	5/31/23	14,800,000	14,800,000	177,600	165,986
						$ 236,357	$175,741

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-30-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	$ 0.19	11/2/22	1,400,000	EUR 1,400,000	$ 102,108	$ 594,948
Written Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Cap-OTC USA Non-Revised Consumer Price Index- Urban (CPI-U), American Style -Call	JPMorgan Chase Bank N.A.	$ 238.643	Maximum of [0, Final Index/Initial Index - (1 + 4.00%10)]	5/16/24	300,000	$ (300,000)	$ (391)	$ (81,043)
Written Options
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	$ 96.91	8/4/22	(100,000)	$ (100,000)	$ (500)	$ (1,267)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	99.65	9/7/22	(600,000)	(600,000)	(2,250)	(5,007)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	99.16	9/7/22	(300,000)	(300,000)	(1,055)	(1,991)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	99.14	9/7/22	(200,000)	(200,000)	(750)	(1,318)
						$(4,555)	$ (9,583)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	$ 101.14	9/7/22	(200,000)	$ (200,000)	$ (500)	$ (832)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Written Swaptions
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-10-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	$ 0.10	11/2/22	(4,200,000)	EUR (4,200,000)	$ (101,882)	$ (906,976)
Put-Sold Protection on 5-Year Credit Default Swap	Bank of America N.A.	1.20	7/20/22	(800,000)	$ (800,000)	(1,208)	(551)
Put-Sold Protection on 5-Year Credit Default Swap	Morgan Stanley Capital Services LLC	1.25	7/20/22	(500,000)	(500,000)	(813)	(239)
Put-Sold Protection on 5-Year Credit Default Swap	Morgan Stanley Capital Services LLC	1.35	8/17/22	(500,000)	(500,000)	(1,100)	(614)
						$ (105,003)	$ (908,380)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-10-Year Interest Rate Swap	Morgan Stanley & Co., LLC	$ 1.58	1/31/23	(2,500,000)	$ (2,500,000)	$ (58,437)	$ (6,416)
Call-10-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	2.35	5/31/23	(8,200,000)	(8,200,000)	(178,659)	(152,125)
						$ (237,096)	$(158,541)
Swap Contracts
As of June 30, 2022, the Portfolio held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 14,000,000	JPY	9/20/27	Fixed 0.30%	1 day TONAR + 5.89%	Semi-Annually/Semi-Annually	$ (2,278)	$ (87)	$ 2,191
50,000,000	JPY	3/20/28	Fixed 0.30%	1 day TONAR + 5.89%	Semi-Annually/Semi-Annually	(8,698)	264	8,962
1,600,000	NZD	3/21/28	Fixed 3.25%	3 month Australian BBR	Semi-Annually/Quarterly	(100,310)	40,491	140,801
106,980,000	JPY	3/20/29	Fixed 0.45%	1 day TONAR + 5.89%	Semi-Annually/Semi-Annually	(31,045)	(4,052)	26,993
						$ (142,331)	$ 36,616	$ 178,947
As of June 30, 2022, the Portfolio held the following centrally cleared inflation swap agreements1:
Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 1,100,000	EUR	7/15/22	Fixed 0.33%	1-Month EUR-CPI	At Maturity	$ 3,066	$ 98,973	$ 95,907
3,600,000	USD	3/8/23	1 Month USD-CPI	Fixed 5.033%	At Maturity	—	(67,174)	(67,174)
6,300,000	USD	3/21/23	1 Month USD-CPI	Fixed 5.47%	At Maturity	—	(75,953)	(75,953)
1,100,000	USD	4/27/23	Fixed 2.263%	1 Month USD-CPI	At Maturity	7,460	95,802	88,342
510,000	USD	5/9/23	Fixed 2.263%	1 Month USD-CPI	At Maturity	3,687	44,520	40,833
780,000	USD	5/10/23	Fixed 2.281%	1 Month USD-CPI	At Maturity	5,307	67,345	62,038
2,600,000	USD	5/24/23	1 Month USD-CPI	Fixed 5.185%	At Maturity	—	(241)	(241)
2,800,000	EUR	3/15/24	Fixed 1.03%	1 month FRCPI	At Maturity	(11,479)	256,592	268,071
1,400,000	GBP	3/15/24	Fixed 6.29%	1 Month UK RPI	At Maturity	—	39,456	39,456
800,000	GBP	5/15/24	Fixed 6.6%	1 Month UK RPI	At Maturity	655	5,136	4,481
2,200,000	GBP	9/15/24	1 Month UK RPI	Fixed 3.85%	At Maturity	81,122	(215,688)	(296,810)
1,000,000	GBP	1/15/25	1 Month UK RPI	Fixed 3.33%	At Maturity	919	(139,818)	(140,737)
3,100,000	GBP	8/15/25	1 Month UK RPI	Fixed 3.473%	At Maturity	(42,821)	(480,502)	(437,681)
5,400,000	USD	2/26/26	Fixed 2.314%	1 Month USD-CPI	At Maturity	143,261	541,024	397,763
2,700,000	USD	3/5/26	Fixed 2.419%	1 Month USD-CPI	At Maturity	59,114	255,648	196,534
2,200,000	USD	5/13/26	Fixed 2.768%	1 Month USD-CPI	At Maturity	9,359	162,028	152,669
1,000,000	USD	5/14/26	Fixed 2.813%	1 Month USD-CPI	At Maturity	2,205	71,266	69,061
1,250,000	USD	5/25/26	Fixed 2.703%	1 Month USD-CPI	At Maturity	7,716	94,521	86,805
500,000	USD	6/1/26	Fixed 2.69%	1 Month USD-CPI	At Maturity	3,114	37,773	34,659
900,000	GBP	12/15/26	Fixed 4.735%	1 Month UK RPI	At Maturity	(10,907)	40,577	51,484
1,800,000	GBP	2/15/27	Fixed 4.626%	1 Month UK RPI	At Maturity	—	68,147	68,147
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP PIMCO Real Return Portfolio

Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 1,600,000	GBP	2/15/27	Fixed 4.615%	1 Month UK RPI	At Maturity	$ —	$ 61,719	$ 61,719
100,000	GBP	2/15/27	Fixed 4.626%	1 Month UK RPI	At Maturity	959	3,786	2,827
500,000	EUR	5/15/27	Fixed 3.13%	1-Month EUR-CPI	At Maturity	—	(2,244)	(2,244)
800,000	EUR	6/15/27	1-Month EUR-CPI	Fixed 1.36%	At Maturity	2,935	(110,076)	(113,011)
1,000,000	EUR	3/15/28	1-Month EUR-CPI	Fixed 1.535%	At Maturity	22,162	(122,378)	(144,540)
770,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.36%	At Maturity	(7,871)	(63,221)	(55,350)
510,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.353%	At Maturity	(5,595)	(42,274)	(36,679)
300,000	USD	8/26/28	Fixed 2.573%	1 Month USD-CPI	At Maturity	—	17,018	17,018
500,000	USD	9/10/28	Fixed 2.645%	1 Month USD-CPI	At Maturity	—	24,493	24,493
2,600,000	USD	11/4/29	1 Month USD-CPI	Fixed 1.76%	At Maturity	(197,042)	(378,750)	(181,708)
1,390,000	GBP	1/15/30	1 Month UK RPI	Fixed 3.39%	At Maturity	(33,203)	(246,224)	(213,021)
2,200,000	USD	5/19/30	1 Month USD-CPI	Fixed 1.28%	At Maturity	(271,650)	(422,251)	(150,601)
1,860,000	GBP	6/15/30	1 Month UK RPI	Fixed 3.4%	At Maturity	54,091	(286,921)	(341,012)
4,500,000	EUR	3/15/31	1-Month EUR-CPI	Fixed 1.38%	At Maturity	(134,210)	(802,307)	(668,097)
2,090,000	GBP	4/15/31	1 Month UK RPI	Fixed 3.75%	At Maturity	(22,936)	(345,693)	(322,757)
700,000	GBP	9/15/31	1 Month UK RPI	Fixed 4.066%	At Maturity	—	(65,787)	(65,787)
800,000	EUR	5/15/32	Fixed 2.6%	1-Month EUR-CPI	At Maturity	7,685	(3,935)	(11,620)
800,000	EUR	5/15/32	Fixed 2.6%	1-Month EUR-CPI	At Maturity	464	(3,935)	(4,399)
1,300,000	EUR	6/15/32	Fixed 2.72%	1-Month EUR-CPI	At Maturity	2,517	(44,133)	(46,650)
1,000,000	EUR	6/15/32	Fixed 2.72%	1-Month EUR-CPI	At Maturity	(9,589)	(33,949)	(24,360)
700,000	EUR	6/15/32	Fixed 2.57%	1-Month EUR-CPI	At Maturity	—	(12,278)	(12,278)
500,000	EUR	6/15/32	1-Month EUR-CPI	Fixed 2.455%	At Maturity	—	2,553	2,553
200,000	EUR	3/15/33	Fixed 1.71%	1-Month EUR-CPI	At Maturity	(10,830)	24,647	35,477
800,000	GBP	3/15/36	1 Month UK RPI	Fixed 3.58%	At Maturity	(22,500)	(140,415)	(117,915)
600,000	GBP	3/15/36	1 Month UK RPI	Fixed 3.566%	At Maturity	(19,266)	(107,147)	(87,881)
1,680,000	EUR	5/15/37	1-Month EUR-CPI	Fixed 2.488%	At Maturity	—	192	192
400,000	EUR	3/15/52	1-Month EUR-CPI	Fixed 2.59%	At Maturity	(10,349)	8,999	19,348
100,000	EUR	3/15/52	1-Month EUR-CPI	Fixed 2.58%	At Maturity	—	1,873	1,873
100,000	EUR	3/15/52	1-Month EUR-CPI	Fixed 2.58%	At Maturity	118	1,873	1,755
100,000	EUR	4/15/52	1-Month EUR-CPI	Fixed 2.55%	At Maturity	127	2,243	2,116
						$ (392,205)	$ (2,185,090)	$ (1,792,885)
As of June 30, 2022, the Portfolio held the following centrally cleared credit default swap contracts1:
Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)[5]
General Electric Co. 2.70%, 10/09/22	12/20/2023	Sell	$ 100	1.00%	Quarterly	$ 922	$ 230	$ (692)
Barclays Bank plc 1.50%	12/20/2022	Sell	200	1.00%	Quarterly	636	414	(222)
						$1,558	$ 644	$ (914)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
Open OTC Debt total return swap contracts as of June 30, 2022 were as follows:
Swap Counterparty	Reference Obligation	Floating Rate[6]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[7]	Unrealized Depreciation
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 04/15/25	1 day SOFR + 0.07%	8/22/22	Daily	$ 5,000	$ (57,667)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 07/15/31	1 day SOFR + 0.07%	1/20/23	Daily	10,000	21,157
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 10/15/24	1 day SOFR + 0.07%	1/20/23	Daily	5,000	(31,062)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.25%, 01/15/25	1 day SOFR + 0.07%	8/22/22	Daily	5,000	(64,704)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.375%, 07/15/23	1 day SOFR + 0.06%	9/7/22	Daily	3,000	(38,106)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.625%, 01/15/24	1 day SOFR + 0.06%	9/7/22	Daily	10,000	(174,629)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.625%, 01/15/26	1 day SOFR + 0.06%	9/7/22	Daily	5,000	(107,120)
						$ (452,131)

1.	As of June 30, 2022, cash in the amount of $317,000 was on deposit with a broker for centrally cleared swap agreements.
2.	Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.
4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.
5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2022.
6.	Portfolio pays or receives the floating rate and receives or pays the total return of the referenced entity.
7.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

Abbreviation(s):
ARS—Argentina Peso
AUD—Australia Dollar
BBR—Bank of England Base Rate
BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)
CAD—Canada Dollar
DKK—Denmark Krone
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GBP—British Pound Sterling
GNMA—Government National Mortgage Association
JPY—Japanese Yen
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP PIMCO Real Return Portfolio

LIBOR—London Interbank Offered Rate
NZD—New Zealand Dollar
PEN—Peru Nuevo Sol
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
SONIA—Sterling Overnight Interbank Average Rate
TBA—To Be Announced
TONAR—Tokyo Overnight Average Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 45,013,815	$ —	$ 45,013,815
Corporate Bonds	—	24,930,613	—	24,930,613
Foreign Government Bonds	—	41,338,362	—	41,338,362
Mortgage-Backed Securities	—	23,802,275	—	23,802,275
U.S. Government & Federal Agencies	—	467,241,632	—	467,241,632
Total Long-Term Bonds	—	602,326,697	—	602,326,697
Short-Term Investment
Affiliated Investment Company	1,208,305	—	—	1,208,305
Total Investments in Securities	1,208,305	602,326,697	—	603,535,002
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	2,962,906	—	2,962,906
Futures Contracts (b)	1,564,531	—	—	1,564,531
Purchased Options	—	770,689	—	770,689
Interest Rate Swaps (b)	—	178,947	—	178,947
Inflation Swap Contracts (b)	—	1,825,621	—	1,825,621
OTC Debt Total Return Swap Contracts (b)	—	21,157	—	21,157
Total Other Financial Instruments	1,564,531	5,759,320	—	7,323,851
Total Investments in Securities and Other Financial Instruments	$ 2,772,836	$ 608,086,017	$ —	$ 610,858,853
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (238,336)	$ —	$ (238,336)
Futures Contracts	(1,933,042)	—	—	(1,933,042)
Written Options	—	(1,158,379)	—	(1,158,379)
Credit Default Swaps	—	(914)	—	(914)
Inflation Swap Contracts	—	(3,618,506)	—	(3,618,506)
OTC Debt Total Return Swap Contracts	—	(473,288)	—	(473,288)
Total Other Financial Instruments	$ (1,933,042)	$ (5,489,423)	$ —	$ (7,422,465)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP PIMCO Real Return Portfolio

Sale-Buyback Transactions:
Counterparty	Borrowing Rate (a)	Borrowing Date	Maturity Date	Amount Borrowed (a)	Payable for Sale-Buyback Transcations (b)
BofA Securities, Inc.	1.53%	6/16/2022	7/7/2022	$ 4,333,515	$ 4,338,717
BofA Securities, Inc.	1.53	6/16/2022	7/7/2022	28,420,804	28,454,725
BNP Paribas S.A.	1.58	6/24/2022	7/5/2022	18,366,661	18,390,582
BNP Paribas S.A.	1.58	6/24/2022	7/5/2022	34,698,643	34,743,309
BNP Paribas S.A.	1.58	6/24/2022	7/5/2022	20,559,961	20,586,039
BNP Paribas S.A.	1.58	6/24/2022	7/5/2022	18,881,575	18,906,259
BNP Paribas S.A.	1.58	6/24/2022	7/5/2022	18,823,550	18,848,124
BNP Paribas S.A.	1.58	6/24/2022	7/5/2022	18,718,583	18,743,197
BNP Paribas S.A.	1.58	6/24/2022	7/5/2022	23,416,506	23,447,385
BofA Securities, Inc.	1.51	6/24/2022	7/1/2022	23,357,891	23,357,892
BofA Securities, Inc.	1.52	6/24/2022	7/1/2022	34,675,210	34,675,210
BofA Securities, Inc.	1.52	6/24/2022	7/1/2022	7,852,531	7,852,530
BNP Paribas S.A.	1.60	6/27/2022	7/5/2022	15,047,097	15,068,120
BNP Paribas S.A.	1.60	6/27/2022	7/5/2022	17,271,758	17,294,761
BNP Paribas S.A.	1.60	6/27/2022	7/5/2022	15,873,553	15,894,206
BNP Paribas S.A.	1.60	6/27/2022	7/5/2022	16,044,408	16,065,006
BNP Paribas S.A.	1.60	6/27/2022	7/5/2022	16,356,592	16,377,964
BNP Paribas S.A.	1.60	6/28/2022	7/6/2022	17,549,429	17,555,057
				$350,248,267	$350,599,083
(a) During the period ended June 30, 2022, the Portfolio’s average amount of borrowing was $162,304,161 at a weighted average interest rate of 0.35%.
(b) Payable for sale-buyback transactions includes $350,816 of deferred price drop.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Assets and Liabilities as of June 30, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $641,419,597)	$603,097,386
Investment in affiliated investment companies, at value (identified cost $1,208,305)	1,208,305
Cash	88,186
Cash denominated in foreign currencies (identified cost $1,372,121)	1,350,488
Cash collateral on deposit at broker for futures contracts	1,861,000
Cash collateral on deposit at broker for swap contracts	317,000
Due from custodian	508,292
Receivables:
Investment securities sold	250,935,572
Interest	1,434,388
Variation margin on centrally cleared swap contracts	135,967
Portfolio shares sold	57,356
Unrealized appreciation on OTC swap contracts	21,157
Unrealized appreciation on foreign currency forward contracts	2,962,906
Other assets	5,530
Total assets	863,983,533
Liabilities
Written options, at value (premiums received $347,545)	1,158,379
Cash collateral due to broker for foreign currency forward contracts	2,600,000
Payables:
Sale buyback transactions	350,599,083
Investment securities purchased	16,390,529
Variation margin on futures contracts	909,856
Portfolio shares redeemed	325,241
Manager (See Note 3)	180,779
NYLIFE Distributors (See Note 3)	82,837
Custodian	70,931
Professional fees	48,275
Shareholder communication	41,847
Securities lending	6
Accrued expenses	13,598
Unrealized depreciation on OTC swap contracts	473,288
Unrealized depreciation on foreign currency forward contracts	238,336
Total liabilities	373,132,985
Net assets	$490,850,548
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 54,477
Additional paid-in-capital	541,877,676
541,932,153
Total distributable earnings (loss)	(51,081,605)
Net assets	$490,850,548
Initial Class
Net assets applicable to outstanding shares	$ 99,873,329
Shares of beneficial interest outstanding	11,046,411
Net asset value per share outstanding	$ 9.04
Service Class
Net assets applicable to outstanding shares	$390,977,219
Shares of beneficial interest outstanding	43,430,611
Net asset value per share outstanding	$ 9.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP PIMCO Real Return Portfolio

Statement of Operations for the six months ended June 30, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $628)	$ 24,725,272
Dividends-affiliated	1,400
Securities lending, net	265
Other	537
Total income	24,727,474
Expenses
Manager (See Note 3)	1,360,848
Distribution/Service—Service Class (See Note 3)	529,107
Interest expense	283,417
Custodian	95,573
Professional fees	65,803
Shareholder communication	24,766
Trustees	5,725
Miscellaneous	13,463
Total expenses before waiver/reimbursement	2,378,702
Expense waiver/reimbursement from Manager (See Note 3)	(123,678)
Net expenses	2,255,024
Net investment income (loss)	22,472,450
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(5,421,664)
Futures transactions	12,779,224
Swap transactions	(1,745,187)
Foreign currency transactions	(1,529,112)
Foreign currency forward transactions	5,386,451
Written option transactions	110,748
Net realized gain (loss)	9,580,460
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(83,363,335)
Futures contracts	(1,049,672)
Swap contracts	454,294
Foreign currency forward contracts	2,331,070
Translation of other assets and liabilities in foreign currencies	(470,773)
Written option contracts	(685,119)
Net change in unrealized appreciation (depreciation)	(82,783,535)
Net realized and unrealized gain (loss)	(73,203,075)
Net increase (decrease) in net assets resulting from operations	$(50,730,625)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statements of Changes in Net Assets
for the six months ended June 30, 2022 (Unaudited) and the year ended December 31, 2021
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 22,472,450	$ 24,946,685
Net realized gain (loss)	9,580,460	6,102,470
Net change in unrealized appreciation (depreciation)	(82,783,535)	(3,456,778)
Net increase (decrease) in net assets resulting from operations	(50,730,625)	27,592,377
Distributions to shareholders:
Initial Class	—	(649,528)
Service Class	—	(1,422,855)
Total distributions to shareholders	—	(2,072,383)
Capital share transactions:
Net proceeds from sales of shares	56,831,457	161,478,620
Net asset value of shares issued to shareholders in reinvestment of distributions	—	2,072,383
Cost of shares redeemed	(107,132,916)	(79,334,973)
Increase (decrease) in net assets derived from capital share transactions	(50,301,459)	84,216,030
Net increase (decrease) in net assets	(101,032,084)	109,736,024
Net Assets
Beginning of period	591,882,632	482,146,608
End of period	$ 490,850,548	$591,882,632
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP PIMCO Real Return Portfolio

Statement of Cash Flows
for the six-month period ended June 30, 2022 (Unaudited)
Cash Flows From (Used in) Operating Activities:
Net decrease in net assets resulting from operations	$ (50,730,625)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(228,367,015)
Long term investments sold	295,116,596
Purchases to cover securities sold short	(640,486,497)
Proceeds from securities sold short	574,704,574
Purchase of short term investments, net	(53,101,312)
Sale of affiliated investments, net	(493,619)
Amortization (accretion) of discount and premium, net	(5,928,097)
Decrease in investment securities sold receivable	161,351,920
Decrease in interest receivable	49,741
Increase in other assets	(3,151)
Increase in unrealized appreciation for open forward foreign currency contracts	(1,811,510)
Increase in premiums from written options	210,883
Decrease in investment securities purchased payable	(32,253,643)
Increase in due to broker for foreign currency transactions	2,260,000
Decrease in cash collateral received for securities on loan	(92,925)
Decrease in securities lending	30
Increase in due from custodian	(508,292)
Decrease in due to broker for reverse repurchase agreements	(317,000)
Decrease in due to NYLIFE Distributors	(12,151)
Decrease in professional fees payable	(5,948)
Increase in custodian payable	22,930
Increase in shareholder communication payable	11,766
Decrease in due to Trustees	(199)
Decrease in due to manager	(40,266)
Decrease in variation margin on centrally cleared swap contracts	(470,941)
Increase in variation margin on futures contracts	1,124,042
Decrease in unrealized depreciation for open forward foreign currency contracts	(519,560)
Increase in accrued expenses	4,066
Increase in unrealized appreciation on OTC swap contracts	(21,157)
Increase in unrealized depreciation on OTC swap contracts	473,288
Net realized loss from investments	5,421,664
Net change in unrealized (appreciation) depreciation on unaffiliated investments	83,363,335
Net change in unrealized (appreciation) depreciation on written options	685,119
Net cash from operating activities	109,636,046
Cash Flows From Financing Activities:
Proceeds from shares sold	$ 56,825,832
Payment on shares redeemed	(106,988,123)
Payments on reverse repurchase agreements	(540,092,750)
Proceeds from reverse repurchase agreements	591,379,000
Payments on sale-buyback transactions	(4,548,033,315)
Proceeds from sale-buyback transactions	4,436,147,521
Net cash from financing activities	(110,761,835)
Effect of exchange rate changes on cash	(91,645)
Net decrease in cash	(1,217,434)
Cash, restricted cash and foreign currency at beginning of period	4,834,108
Cash, restricted cash and foreign currency at end of period	$ 3,616,674

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:
Cash	$ 659,192
Cash denominated in foreign currencies	2,518,916
Cash collateral on deposit at broker for futures contracts	1,285,000
Cash collateral on deposit at broker for swap contracts	371,000
Total cash and restricted cash shown in the Statement of Cash Flows	$4,834,108
Cash	$ 88,186
Cash denominated in foreign currencies	1,350,488
Cash collateral on deposit at broker for futures contracts	1,861,000
Cash collateral on deposit at broker for swap contracts	317,000
Total cash and restricted cash shown in the Statement of Cash Flows	$3,616,674
Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Initial Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 9.92	$ 9.47	$ 8.63	$ 8.20	$ 8.54	$ 8.40
Net investment income (loss) (a)	0.39	0.50	0.12	0.20	0.23	0.23
Net realized and unrealized gain (loss)	(1.27)	—	0.91	0.51	(0.43)	0.06
Total from investment operations	(0.88)	0.50	1.03	0.71	(0.20)	0.29
Less distributions:
From net investment income	—	(0.05)	(0.19)	(0.28)	(0.14)	(0.15)
Net asset value at end of period	$ 9.04	$ 9.92	$ 9.47	$ 8.63	$ 8.20	$ 8.54
Total investment return (b)	(8.87)%(c)	5.36%(c)	11.93%(c)	8.56%(c)	(2.38)%(c)	3.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.35%††	5.20%	1.27%	2.35%	2.78%	2.71%
Net expenses (d)	0.63%††	0.55%	0.78%	1.65%	1.43%	1.03%
Expenses (before waiver/reimbursement) (d)	0.67%††	0.59%	0.83%	1.71%	1.43%	1.03%
Interest expense and fees	0.10%	0.02%	0.25%	1.09%	0.81%	0.42%
Portfolio turnover rate (e)	35%	125%	199%	187%	157%	121%
Net assets at end of period (in 000's)	$ 99,873	$ 139,038	$ 48,479	$ 48,707	$ 44,523	$ 45,563

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 42%, 128%, 139%, 48% and 96% for the six months ended June 30, 2022 and for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP PIMCO Real Return Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2022*	Year Ended December 31,
Service Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$ 9.89	$ 9.44	$ 8.61	$ 8.19	$ 8.53	$ 8.39
Net investment income (loss) (a)	0.39	0.44	0.09	0.18	0.21	0.21
Net realized and unrealized gain (loss)	(1.28)	0.04	0.91	0.50	(0.44)	0.06
Total from investment operations	(0.89)	0.48	1.00	0.68	(0.23)	0.27
Less distributions:
From net investment income	—	(0.03)	(0.17)	(0.26)	(0.11)	(0.13)
Net asset value at end of period	$ 9.00	$ 9.89	$ 9.44	$ 8.61	$ 8.19	$ 8.53
Total investment return (b)	(9.00)%(c)	5.12%	11.61%(c)	8.30%(c)	(2.63)%(c)	3.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.23%††	4.58%	1.04%	2.14%	2.53%	2.46%
Net expenses (d)	0.88%††	0.80%	1.03%	1.89%	1.68%	1.28%
Expenses (before waiver/reimbursement) (d)	0.93%††	0.84%	1.08%	1.96%	1.68%	1.28%
Interest expense and fees	0.10%	0.02%	0.25%	1.09%	0.81%	0.42%
Portfolio turnover rate (e)	35%	125%	199%	187%	157%	121%
Net assets at end of period (in 000's)	$ 390,977	$ 452,844	$ 433,668	$ 343,332	$ 282,052	$ 287,520

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 42%, 128%, 139%, 48% and 96% for the six months ended June 30, 2022 and for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

34	MainStay VP PIMCO Real Return Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2022, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2022, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are
35

Notes to Financial Statements (Unaudited) (continued)
market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of June 30, 2022, and can change at any time. Illiquid investments as of June 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of

36	MainStay VP PIMCO Real Return Portfolio

Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain
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Notes to Financial Statements (Unaudited) (continued)
of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2022, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
Credit Default Swaps : The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific "baskets" of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and

38	MainStay VP PIMCO Real Return Portfolio

generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation. Open swap agreements as of June 30, 2022, are shown in the Portfolio of Investments.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of June 30, 2022, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Sold Short.  During the six-month period ended June 30, 2022, the Portfolio engaged in sales of securities it did not own ("short sales") as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement
39

Notes to Financial Statements (Unaudited) (continued)
of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of June 30, 2022, the Portfolio did not enter into any securities sold short.
(M) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2022, the Portfolio did not have any portfolio securities on loan.
(N) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(O) Options Contracts. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.
The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.
The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of

40	MainStay VP PIMCO Real Return Portfolio

exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.
The Portfolio may purchase or write option on exchanged-traded futures contracts (“Futures Option”) to hedge an existing position or futures investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.
The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Open options as of June 30, 2022, are shown in the Portfolio of Investments.
(P) Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.
The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolio will maintain liquid assets in an amount at least equal in value to the Portfolios’ commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the six-month period ended June 30, 2022, the Portfolio’s average amount of borrowings was $35,910,575 at a weighted average interest rate of 0.01%. As of June 30, 2022, the Portfolio did not enter into any reverse repurchase agreements.
(Q) Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquid assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations. Sale-buybacks as of June 30, 2022 are shown in the Portfolio of Investments.
(R) Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk. TIPS as of June 30, 2022, are shown in the Portfolio of Investments.
(S) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry
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Notes to Financial Statements (Unaudited) (continued)
or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(T) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(U) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors.

42	MainStay VP PIMCO Real Return Portfolio

The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(V) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(W) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk.
The Portfolio entered into foreign currency forward contracts to to hedge the currency exposure associated with some or all of the Portfolio's securities or as a part of an investment strategy.
Fair value of derivative instruments as of June 30, 2022:
Asset Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options - Investments in securities, at value	$ —	$ 770,689	$ 770,689
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	—	1,564,531	1,564,531
OTC Swap Contracts - Unrealized appreciation on OTC swap contracts	—	21,157	21,157
Centrally Cleared Swap Contracts - Net Assets—Net unrealized appreciation on swap contracts (b)	—	2,004,568	2,004,568
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	2,962,906	—	2,962,906
Total Fair Value	$2,962,906	$4,360,945	$7,323,851

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Written Options - Investments in written options, at value	$ —	$(1,404)	$(1,156,975)	$(1,158,379)
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	—	—	(1,933,042)	(1,933,042)
OTC Swap Contracts - Unrealized depreciation on OTC swap contracts	—	—	(473,288)	(473,288)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	—	(914)	(3,618,506)	(3,619,420)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(238,336)	—	—	(238,336)
Total Fair Value	$(238,336)	$(2,318)	$(7,181,811)	$(7,422,465)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
43

Notes to Financial Statements (Unaudited) (continued)
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$ —	$ —	$ 25,106	$ 25,106
Written Options	—	51,088	59,660	110,748
Futures Contracts	—	—	12,779,224	12,779,224
Swap Contracts	—	680	(1,745,867)	(1,745,187)
Forward Contracts	5,386,451	—	—	5,386,451
Total Net Realized Gain (Loss)	$5,386,451	$51,768	$11,118,123	$16,556,342

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$ —	$ —	$ 332,661	$ 332,661
Written Options	—	(14,003)	(671,116)	(685,119)
Futures Contracts	—	—	(1,049,672)	(1,049,672)
Swap Contracts	—	(1,470)	455,764	454,294
Forward Contracts	2,331,070	—	—	2,331,070
Total Net Change in Unrealized Appreciation (Depreciation)	$2,331,070	$(15,473)	$ (932,363)	$ 1,383,234

Average Notional Amount	Total
Written Options	$ (2,533,333)
Purchased Swaptions	$ 16,039,727
Written Swaptions	$ (27,351,008)
Written Inflation—Capped Options	$ (300,000)
Futures Contracts Long	$ 109,971,078
Futures Contracts Short	$(211,654,120)
Swap Contracts Long	$ 87,505,485
Forward Contracts Long	$ 12,866,319
Forward Contracts Short	$(130,583,149)
(X) Borrowings and other financing transactions summary
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2022:
Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)
Master Securities Forward Transaction Agreement
BNP Paribas S.A.	$(251,920,009)	$(251,920,009)	$251,608,316	$(311,693)
BofA Securities, Inc.	(98,679,074)	(98,679,074)	98,639,951	(39,123)
Total Borrowings and Other Financing Transactions	$(350,599,083)	(350,599,083)	350,248,267	(350,816)
(a)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.
44	MainStay VP PIMCO Real Return Portfolio

Certain Transfers Accounted for as Secured Borrowings
Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Sale-Buyback Transactions
US Treasury Obligations	$—	$350,599,083	$—	$—	$350,599,083
Total Borrowings	$—	$350,599,083	$—	$—	$350,599,083
Payable for reverse repurchase agreements and sale-buyback financing transactions					$350,599,083

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the six-month period ended June 30, 2022, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets of 0.50% on all assets. During the six-month period ended June 30, 2022, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.53% and 0.78%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2022, New York Life Investments earned fees from the Portfolio in the amount of $1,360,848 and waived fees and/or reimbursed expenses in the amount of $123,678 and paid the Subadvisor fees of $680,424.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

45

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of June 30, 2022, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$652,464,974	$996,505	$(49,155,788)	$(48,159,283)
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $58,059,670, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$13,105	$44,955
During the year ended December 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$2,072,383
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily
Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2022, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2022, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2022, purchases and sales of U.S. government securities were $40,197 and $40,210, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $188,170 and $254,907, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2022 and the year ended December 31, 2021, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	3,322,328	$ 31,609,343
Shares redeemed	(6,286,331)	(59,846,183)
Net increase (decrease)	(2,964,003)	$(28,236,840)
Year ended December 31, 2021:
Shares sold	9,407,567	$ 90,548,340
Shares issued to shareholders in reinvestment of distributions	66,579	649,528
Shares redeemed	(585,627)	(5,698,986)
Net increase (decrease)	8,888,519	$ 85,498,882

46	MainStay VP PIMCO Real Return Portfolio

Service Class	Shares	Amount
Six-month period ended June 30, 2022:
Shares sold	2,651,374	$ 25,222,114
Shares redeemed	(4,993,626)	(47,286,733)
Net increase (decrease)	(2,342,252)	$(22,064,619)
Year ended December 31, 2021:
Shares sold	7,393,521	$ 70,930,280
Shares issued to shareholders in reinvestment of distributions	146,207	1,422,855
Shares redeemed	(7,696,114)	(73,635,987)
Net increase (decrease)	(156,386)	$ (1,282,852)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2022, events and transactions subsequent to June 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
47

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
48	MainStay VP PIMCO Real Return Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
49

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio1
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio2
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
1.	Prior to May 1, 2022, the Portfolio's name was MainStay VP T. Rowe Price Equity Income Portfolio.
2.	Prior to May 1, 2022, the Portfolio's name was MainStay VP MacKay S&P 500 Index Portfolio.
Not part of the Semiannual Report

2022 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781636	MSVPPRR10-08/22
(NYLIAC) NI528

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this

Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	September 6, 2022

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	September 6, 2022

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.